UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-10385

                         Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                     Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Audrey L. Cheng

Vice President of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

                                     Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-3202

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

March 31, 2018

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2018

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report dated March 31, 2018 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of 40 Funds, 18 of which are included in this report (each individually, a “Fund” and collectively, the “Funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as Adviser to the Funds, manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”), and Pacific FundsSM Diversified Alternatives. PLFA also does business under the name “Pacific Asset Management” and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, and Pacific FundsSM High Income under that name.

Each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives is an asset allocation “Fund of Funds” that invests in Class P shares of certain other funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives also invest in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income, Pacific FundsSM Floating Rate Income and Pacific FundsSM Small-Cap Growth.

The Adviser, Pacific Asset Management and Rothschild Asset Management Inc. (together, the “Managers”) and their Funds as of March 31, 2018 are listed below:

Manager	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific FundsSM Portfolio Optimization Conservative	A-4
	Pacific FundsSM Portfolio Optimization Moderate-Conservative	A-6
	Pacific FundsSM Portfolio Optimization Moderate	A-8
	Pacific FundsSM Portfolio Optimization Growth	A-10
	Pacific FundsSM Portfolio Optimization Aggressive-Growth	A-12
	Pacific FundsSM Diversified Alternatives	A-13
Pacific Asset Management	Pacific FundsSM Short Duration Income	A-14
	Pacific FundsSM Core Income	A-15
	Pacific FundsSM Strategic Income	A-16
	Pacific FundsSM Floating Rate Income	A-17
	Pacific FundsSM Limited Duration High Income	A-18
	Pacific FundsSM High Income	A-19
Rothschild Asset Management Inc. (Rothschild)	Pacific FundsSM Large-Cap	A-20
	Pacific FundsSM Large-Cap Value	A-21
	Pacific FundsSM Small/Mid-Cap	A-22
	Pacific FundsSM Small-Cap	A-23
	Pacific FundsSM Small-Cap Value	A-24
	Pacific FundsSM Small-Cap Growth	A-26

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Adrian Griggs
Chairman of the Board	Chief Executive Officer
Pacific Funds Series Trust	Pacific Funds Series Trust

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed may be worth more or less than their original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the Trust’s fiscal year ended March 31, 2018. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income under that name.

All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser, Pacific Asset Management and Rothschild Asset Management Inc. disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Managers. Any sectors referenced are provided by the applicable Manager and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Managers believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the U.S. Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2018)

Executive Summary

Although volatility spiked in the first quarter of 2018, positive market conditions and economic optimism supported risk assets throughout the 12-month reporting period. Globally, economic growth continued apace and concerns eased over potential geopolitical events, providing a tailwind for global equities.

Over the reporting period, the S&P 500 Index returned 13.99%. Although the Federal Reserve (Fed) maintained its gradual monetary tightening trajectory, many central banks around the globe continued providing support through quantitative easing programs. Economic activity strengthened across much of Europe and Japan, although uncertainty on trade and tariffs curtailed some of the optimism. Additionally, the tide of the populist movement that drew concerns over the prior period ebbed throughout Europe, which further eased investor anxieties over the reporting period.

Crude oil prices, which plummeted in the prior period, stabilized as Organization of Petroleum Exporting Countries (OPEC) and Russia agreed to cut production and heightened tensions in the Middle East raised concerns of disruptions to the global oil supply. After crude oil (West Texas Intermediate) price hit the low-$40s, it finished the reporting period above $60 per barrel.

In the U.S., investors welcomed the stimulative tax reform that lowered the corporate tax rate from 35% to 21%. Additionally, the Trump administration has been a proponent of deregulation, which would be beneficial for certain sectors such as financials and energy. However, Trump’s rhetoric on trade and potential tariffs caused the market to swing wildly towards the end of the reporting period.

Fixed Income

The U.S. 10-year Treasury yield climbed to 2.9% toward the end of the reporting period as inflation remained tame throughout the reporting period. While the 10-year yield had trended lower during the summer, it crept higher once the Fed announced that it would begin to unwind the $4.5 trillion balance sheet it had amassed since the Financial Crisis. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the reporting period.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, outperformed higher-rated investment-grade bonds. Credit spreads, which move in the opposite direction to prices, trended lower throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a

A-2

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

sizeable portion of the high yield market. Improving commodity prices also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 13.99% over the reporting period. Reversing the trend from the prior reporting period, growth stocks finished this reporting period significantly higher than their value counterparts. Compared to value, growth styles tend to have a sizeable overweight to the information technology sector. The information technology sector of the S&P 500 Index was the strongest performing one over the reporting period.

International Equity

International equities ended the year with solid gains as the MSCI Europe, Australasia and Far East (EAFE) Index (Net) returned 14.80% over the reporting period. Japan and the U.K. represent a large portion of the MSCI EAFE Index (Net), which contributed to performance. In general, Japan and European markets delivered solid returns as their respective central banks remained very accommodative.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 24.93% over the reporting period. Over the reporting period, emerging market equities were the best performers amongst the broad equity regions. Asian markets, which represent a large portion of the index, provided much of the boost as the Chinese economy continued to show resilience and the One Belt One Road initiative gained traction. This initiative is China’s grand plan to build a global infrastructure network.

Concluding Remarks

While volatility has returned to the markets, the underlying economic trend in the U.S. and abroad has remained firmly positive. We read the return of volatility as indicating that the euphoria, which typically precedes a major business cycle downturn, has yet to materialize and remains a dormant risk. We anticipate that earnings will drive equity markets higher as firms benefit from the near-term effects of the tax overhaul, while strength in manufacturing and consumer spending extend the current expansion. The most concerning risks, in our view, remain the potential for an inflationary surprise that forces the Fed to hike interest rates more aggressively and the current war of words between the U.S. and China turning into an outright trade war.

Abroad, central banks remain more accommodative, which makes overseas equities relatively more attractive to us, especially when combined with our expectation for continued U.S. dollar weakness. We believe that emerging market equities should also continue to be a bright spot if global trade tensions do not erupt into all-out trade conflict. Starting from cheaper valuations relative to developed equities globally, emerging market equities have also shown less sensitivity to recent volatility that is indicative of the nascent deeper ties between emerging economies that have traditionally relied more on exports to developed countries.

For fixed income, we expect continued pressure from rising rates and less diversification benefits. Previously when volatility surged, the market took it as evidence that the Fed would continue with its monetary easing policy, which then led to lower yields and higher values for fixed-income. Given current economic and labor market strength and the potential for inflation, we do not see volatility carrying the same implication for Fed policy. We see fixed income providing less diversification to equities, especially during a period where the Fed is expected to raise interest rates. By contrast, in an overall portfolio, we see well-constructed allocations to alternatives as helpful diversifiers that need not face the same headwinds of Fed policy. Also, we see the return to more historically normal volatility levels as additional support for alternatives in diversifying against equity drawdowns.

Performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

The performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are composites of the performance of each of the PF Underlying Funds in which each invests (which may include bonds, domestic and/or international equities). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. Pacific Funds Diversified Alternatives does not have a composite benchmark. The one-year performance for these broad-based indices is shown in the following table.

Broad-Based Indices	One Year Performance (as of 3-31-18)
S&P 500 Index (representing U.S. Stocks)	13.99%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	14.80%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	1.20%
ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	1.11%

See benchmark definitions on A-27 and A-28

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned 4.60%, compared to a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 13.99% return for the S&P 500 Index and a 4.00% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	4.60%		2.95%	4.20%
Fund’s Class A with maximum sales charge	(1.16%	)	1.80%	3.61%
Fund’s Class B without sales charge	3.78%		2.20%	3.61%
Fund’s Class B with maximum sales charge	(1.22%	)	1.84%	3.61%
Fund’s Class C without sales charge	3.89%		2.22%	3.46%
Fund’s Class C with maximum sales charge	2.89%		2.22%	3.46%
Fund’s Class R without sales charge	4.37%		2.70%	3.95%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%		1.82%	3.63%
S&P 500 Index	13.99%		13.31%	9.49%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.00%		3.93%	4.56%

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	4.79%	3.16%	3.41%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.72%
S&P 500 Index	13.99%	13.31%	14.83%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.00%	3.93%	4.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Conservative Composite Benchmark is comprised of the Bloomberg Barclays U.S. Aggregate Bond, S&P 500, ICE BofA Merrill Lynch U.S. 3-Month T-Bill, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity and alternative strategies, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies. The Fund’s alternatives allocation consisted of investments in a global absolute return strategy, a currency strategy, and an equity long/short strategy.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to bank loans and high yield bonds also helped performance as credit spreads tightened over the reporting period. The PF Managed Bond Fund, which represented the largest weight in the Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise contributed to performance over the reporting period. On the other hand, exposure to short-term bonds detracted from performance.

As for domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. Although exposure to value stocks, which include large-cap value, mid-cap value and small-cap value, detracted from performance, the PF Comstock Fund and the PF Mid-Cap Value Fund outperformed their respective benchmarks, and therefore contributed to performance. The PF Real Estate Fund struggled over the period as rising interest rates were a headwind, and it was the only underlying fund within domestic equities to have negative returns over the reporting period. Additionally, the PF Main Street Core Fund and PF Large-Cap Value Fund underperformed their respective benchmarks and detracted from performance.

International equities also added to performance over the reporting period. An overweight to emerging markets had a positive impact on performance, and the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further added to the contribution from the asset class.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to deliver strong results and was the top performer among the alternatives group. The PF Global Absolute Return Fund also had positive gains, while the PF Currency Strategies Fund fell over the reporting period.

See benchmark definitions on A-27 and A-28

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned 6.36%, compared to a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 13.99% return for the S&P 500 Index and a 6.32% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	6.36%	4.49%	4.86%
Fund’s Class A with maximum sales charge	0.51%	3.32%	4.27%
Fund’s Class B without sales charge	5.58%	3.76%	4.27%
Fund’s Class B with maximum sales charge	0.58%	3.41%	4.27%
Fund’s Class C without sales charge	5.60%	3.75%	4.12%
Fund’s Class C with maximum sales charge	4.60%	3.75%	4.12%
Fund’s Class R without sales charge	6.11%	4.25%	4.61%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
S&P 500 Index	13.99%	13.31%	9.49%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.32%	5.70%	5.41%

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	6.62%	4.74%	5.22%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.72%
S&P 500 Index	13.99%	13.31%	14.83%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.32%	5.70%	6.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is comprised of the Bloomberg Barclays U.S. Aggregate Bond, S&P 500, MSCI EAFE (Net), and ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond, and floating rate strategies. The Fund’s equity exposure was diversified across style (growth/value), market capitalization and region

See benchmark definitions on A-27 and A-28

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

(including an allocation to foreign small-capitalization and emerging markets strategies). The Fund’s alternatives allocation consisted of investments in a global absolute return strategy, a currency strategy, and an equity long/short strategy.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to bank loans and high yield bonds also helped performance as credit spreads tightened over the reporting period. The PF Managed Bond Fund, which represents the largest weight in the Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise contributed to performance over the reporting period. On the other hand, exposure to short-term bonds detracted from performance.

As for domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. Although exposure to value stocks, which include large-cap value, mid-cap value and small-cap value, detracted from performance, the PF Comstock Fund and the PF Mid-Cap Value Fund outperformed their respective benchmarks, and therefore contributed to performance. The PF Real Estate Fund struggled over the period as rising interest rates were a headwind, and it was the only underlying fund within domestic equities to have negative returns over the reporting period. Additionally, the PF Main Street Core Fund and PF Large-Cap Value Fund underperformed their respective benchmarks and detracted from performance.

International equities added to performance over the reporting period. An overweight to emerging markets had a positive impact on performance, and the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further added to the contribution from the asset class. Exposure to international small-capitalization stocks was also additive to performance as they benefited from Europe’s accelerating economic growth.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to deliver strong results and was the top performer among the alternatives group. The PF Global Absolute Return Fund also had positive gains, while the PF Currency Strategies Fund fell over the reporting period.

See benchmark definitions on A-27 and A-28

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 8.36%, compared to a 13.99% return for the S&P 500 Index, a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 8.93% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	8.36%	6.02%	5.59%
Fund’s Class A with maximum sales charge	2.37%	4.82%	4.99%
Fund’s Class B without sales charge	7.53%	5.27%	4.99%
Fund’s Class B with maximum sales charge	2.53%	4.94%	4.99%
Fund’s Class C without sales charge	7.47%	5.26%	4.84%
Fund’s Class C with maximum sales charge	6.47%	5.26%	4.84%
Fund’s Class R without sales charge	8.05%	5.76%	5.33%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	8.93%	7.70%	6.33%

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	8.54%	6.27%	7.00%
S&P 500 Index	13.99%	13.31%	14.83%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.72%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	8.93%	7.70%	8.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays U.S. Aggregate Bond, MSCI EAFE (Net), and ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund allocated to a mix of equity and fixed income strategies over the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed

See benchmark definitions on A-27 and A-28

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate loan strategies. The Fund’s alternatives allocation consisted of investments in a global absolute return strategy, a currency strategy, and an equity long/short strategy.

Within domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. Although exposure to value stocks, which include large-cap value, mid-cap value and small-cap value, detracted from performance, PF Comstock and PF Mid-Cap Value outperformed their respective benchmarks, and therefore contributed to performance. The PF Real Estate Fund struggled over the period as rising interest rates were a headwind, and it was the only underlying fund within domestic equities to have negative returns over the reporting period. Additionally, the PF Main Street Core Fund and PF Large-Cap Value Fund underperformed their respective benchmarks and detracted from performance.

International equities added to performance over the reporting period. An overweight to emerging markets had a positive impact on performance, and the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further added to the contribution from the asset class. Exposure to international small-capitalization stocks was also additive to performance as they benefited from Europe’s accelerating economic growth.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to bank loans also helped performance as their yields adjusted higher with the Fed hiking short-term interest rates. The PF Managed Bond Fund, which represents the largest weight in the Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise contributed to performance over the reporting period. On the other hand, exposure to short-term bonds detracted from performance.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to deliver strong results and was the top performer among the alternatives group. The PF Global Absolute Return Fund also had positive gains, while the PF Currency Strategies Fund fell over the reporting period.

See benchmark definitions on A-27 and A-28

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 10.10%, compared to a 13.99% return for the S&P 500 Index, a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 11.16% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	10.10%	7.47%	5.95%
Fund’s Class A with maximum sales charge	4.05%	6.25%	5.35%
Fund’s Class B without sales charge	9.33%	6.70%	5.35%
Fund’s Class B with maximum sales charge	4.33%	6.39%	5.35%
Fund’s Class C without sales charge	9.29%	6.71%	5.21%
Fund’s Class C with maximum sales charge	8.29%	6.71%	5.21%
Fund’s Class R without sales charge	9.86%	7.21%	5.70%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	11.16%	9.41%	7.11%

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	10.42%	7.73%	8.68%
S&P 500 Index	13.99%	13.31%	14.83%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.72%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	11.16%	9.41%	10.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Growth Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays U.S. Aggregate Bond, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was tilted to equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies. The Fund’s alternatives allocation consisted of investments in a global absolute return strategy, a currency strategy, and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. Although exposure to value stocks, which include large-cap value, mid-cap value and small-cap value, detracted from performance, the PF Comstock Fund and the PF Mid-Cap Value Fund outperformed their respective benchmarks, and therefore contributed to performance. The PF Real Estate Fund struggled over the period as rising interest rates were a headwind, and it was the only underlying fund within domestic equities to have negative returns over the reporting period. Additionally, the PF Main Street Core Fund and PF Large-Cap Value Fund underperformed their respective benchmarks and detracted from performance.

International equities added to performance over the reporting period. An overweight to emerging markets had a positive impact on performance, and the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further added to the contribution from the asset class. Exposure to international small-capitalization stocks was also additive to performance as they benefited from Europe’s accelerating economic growth.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to bank loans also helped performance as credit spreads tightened over the reporting period. The PF Managed Bond Fund, which represents the largest weight in the Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise contributed to performance over the reporting period. On the other hand, exposure to short-term bonds detracted from performance.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to deliver strong results and was the top performer among the alternatives group. The PF Global Absolute Return Fund also had positive gains, while the PF Currency Strategies Fund fell modestly over the reporting period.

See benchmark definitions on A-27 and A-28

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 12.17%, compared to a 13.99% return for the S&P 500 Index, a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 13.56% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	12.17%	8.30%	5.90%
Fund’s Class A with maximum sales charge	6.00%	7.08%	5.30%
Fund’s Class B without sales charge	11.35%	7.57%	5.33%
Fund’s Class B with maximum sales charge	6.35%	7.27%	5.33%
Fund’s Class C without sales charge	11.39%	7.57%	5.19%
Fund’s Class C with maximum sales charge	10.39%	7.57%	5.19%
Fund’s Class R without sales charge	11.92%	8.04%	5.66%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	13.56%	10.98%	7.54%

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	12.48%	8.56%	9.65%
S&P 500 Index	13.99%	13.31%	14.83%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.72%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	13.56%	10.98%	12.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is comprised of the S&P 500, MSCI EAFE (Net), and Bloomberg Barclays U.S. Aggregate Bond Indices in a weighting that is fixed and specific to the Fund. The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities. The Fund’s alternatives allocation consisted of investments in a global absolute return strategy, a currency strategy, and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. Although exposure to value stocks, which include large-cap value, mid-cap value and small-cap value, detracted from performance, the PF Comstock Fund and the PF Mid-Cap Value Fund outperformed their respective benchmarks, and therefore contributed to performance. The PF Real Estate Fund struggled over the period as rising interest rates were a headwind, and it was the only underlying fund within domestic equities to have negative returns over the reporting period. Additionally, the PF Main Street Core Fund and PF Large-Cap Value Fund underperformed their respective benchmarks and detracted from performance.

International equities added to performance over the reporting period. An overweight to emerging markets had a positive impact on performance, and the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further added to the contribution from the asset class. Exposure to international small-capitalization stocks was also additive to performance as they benefited from Europe’s accelerating economic growth.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to deliver strong results and was the top performer among the alternatives group. The PF Global Absolute Return Fund also had positive gains, while the PF Currency Strategies Fund fell modestly over the reporting period.

Pacific Funds Diversified Alternatives (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Diversified Alternatives’ Class A (without sales charge) returned 5.13%, compared to a 1.04% return for its benchmark, the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		Since Inception (12/31/13)
Fund’s Class A without sales charge	5.13%		3.75%
Fund’s Class A with maximum sales charge	(0.61%	)	2.38%
Fund’s Class C without sales charge	4.31%		2.96%
Fund’s Class C with maximum sales charge	3.31%		2.96%
Fund’s Advisor Class without sales charge	5.38%		3.97%
FTSE 1-Month U.S. T-Bill Index	1.04%		0.33%	(1)

(1)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the benchmark. The Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds, and to maintain a low to moderate correlation of its returns with the returns of traditional equity and fixed income asset classes over long-term periods by gaining exposure to a number of non-traditional asset classes and alternative investment strategies. Over the reporting period, the Fund was primarily invested in non-traditional asset classes and alternative investment strategies. The Fund’s investments included global absolute return, currencies, and long-short equity strategies. The Fund also invested in inflation-indexed debt, floating rate loan, real estate, international small-cap, and emerging markets equity and debt strategies.

The Fund’s allocation to PF Emerging Markets Fund, PF Equity Long/Short Fund and PF International Small-Cap Fund were the top contributors to performance. All three of these funds have exposure to foreign equity markets that outpaced the U.S. equity market. Emerging markets and international small-caps were among the top performing asset classes over the reporting period.

PF Real Estate Fund was the weakest-performing fund over the reporting period. PF Real Estate Fund, which was the smallest allocation in the Fund, faced headwinds when interest rates climbed higher over the reporting period. Real estate investment trusts (REITs) had previously benefitted from falling interest rates as investors looked for other sources of yield; however, rising rates unwound some of the prior gains.

See benchmark definitions on A-27 and A-28

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Short Duration Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 1.43%, compared to a 0.24% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	1.43%		1.69%	2.64%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.24%		0.76%	0.84%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	1.18%		1.44%	2.07%
Fund’s Class A with maximum sales charge	(1.87%	)	0.83%	1.53%
Fund’s Class C without sales charge	0.43%		0.68%	1.32%
Fund’s Class C with maximum sales charge	(0.56%	)	0.68%	1.32%
Fund’s Advisor Class without sales charge	1.43%		1.69%	2.30%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.24%		0.76%	0.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a short duration corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit. Credit related fixed income, notably lower quality investment grade, high yield, and bank loans outperformed government bonds. The outperformance was driven by a combination of fundamentals and technical reasons that benefited credit risk during the reporting period. Fundamentally, the improvement in global growth and corporate profits supported credit risk. Strong demand for corporate bonds supported technical factors. The Fund’s emphasis on BBB rated corporate bonds particularly drove the outperformance relative to the benchmark. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from an improvement in the risk appetite of investors. Duration was neutral to performance. A detractor to relative performance was security selection within the independent energy sector. Also, the Fund’s cash position detracted from relative performance.

As we enter the second quarter of 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. We believe that recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are neutral risk as measured by our benchmarks. We emphasize BBB rated corporate bonds as the investment team believes they offer one of the best long-term risk/reward opportunities within investment grade fixed income. Within non-investment grade fixed income, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are neutral duration as measured to our benchmark.

See benchmark definitions on A-27 and A-28

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Core Income’s Class I (without sales charge) returned 2.35%, compared to a 1.20% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		5 Years	Since Inception (12/31/10)
Fund’s Class I without sales charge	2.35%		2.57%	4.35%
Fund’s Class A without sales charge	2.05%		2.28%	4.08%
Fund’s Class A with maximum sales charge	(2.32%	)	1.40%	3.47%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%		1.82%	2.88%

	1 Year		5 Years	Since Inception (06/30/11)
Fund’s Class C without sales charge	1.38%		1.52%	2.91%
Fund’s Class C with maximum sales charge	0.38%		1.52%	2.91%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%		1.82%	2.69%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge	2.45%		2.56%	3.26%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%		1.82%	1.88%

			1 Year	Since Inception (04/27/15)
Fund’s Class P without sales charge			2.29%	1.69%
Bloomberg Barclays U.S. Aggregate Bond Index			1.20%	1.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term strategy focused on corporate debt. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit. Credit related fixed income, notably lower quality investment grade corporate debt instruments, high yield investments, and bank loans, outperformed government bonds. The outperformance was driven by a combination of fundamentals and technical reasons that benefited credit risk during the reporting period. Fundamentally, the improvement in global growth and corporate profits supported credit risk. Strong demand for corporate bonds supported technical factors. The Fund’s emphasis on BBB rated corporate bonds particularly drove the outperformance relative to the benchmark. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from an improvement in the risk appetite of investors. The Fund’s duration risk was less than the benchmark, benefiting returns. Credit selection within the sovereign sector detracted. Additionally, the Fund’s cash position was a detractor from performance.

As we enter the second quarter of 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. We believe that recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are neutral risk as measured by our benchmarks. We emphasize BBB rated corporate bonds as the investment team believes they offer one of the best long-term risk/reward opportunities within investment grade fixed income. Within non-investment grade fixed income, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are underweight duration relative to the benchmark.

See benchmark definitions on A-27 and A-28

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Strategic Income’s Class I (without sales charge) returned 4.28%, compared to a 1.20% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	4.28%		4.14%	6.60%
Bloomberg Barclays U.S Aggregate Bond Index	1.20%		1.82%	2.10%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	3.95%		3.85%	5.57%
Fund’s Class A with maximum sales charge	(0.43%	)	2.95%	4.77%
Fund’s Class C without sales charge	3.25%		3.09%	4.81%
Fund’s Class C with maximum sales charge	2.25%		3.09%	4.81%
Fund’s Advisor Class without sales charge	4.21%		4.09%	5.82%
Bloomberg Barclays U.S Aggregate Bond Index	1.20%		1.82%	1.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a multi-sector credit strategy focused on non-investment grade securities. Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit. Credit related fixed income, notably lower quality investment grade, high yield, and bank loans outperformed government bonds. Fundamentally, the improvement in global growth and corporate profits supported credit risk. Strong demand for corporate bonds supported technical factors. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from an improvement of the risk appetite of investors. The Fund’s underweight to duration was a benefit to performance. Security selection was a detractor as names in building materials and cable/satellite sectors underperformed. Additionally, the Fund’s cash position was a detractor to relative performance.

As we enter the second quarter of 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. We believe that recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are overweight risk as measured to our long-term targets. We are underweight duration relative to the benchmark.

See benchmark definitions on A-27 and A-28

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 4.25%, compared to a 4.64% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (06/30/11)
Fund’s Class I without sales charge	4.25%	3.78%	4.81%
Credit Suisse Leveraged Loan Index	4.64%	4.17%	4.64%

	1 Year	5 Years	Since Inception (12/30/11)
Fund’s Class A without sales charge	3.85%	3.47%	4.87%
Fund’s Class A with maximum sales charge	0.77%	2.85%	4.36%
Fund’s Class C without sales charge	3.14%	2.71%	4.11%
Fund’s Class C with maximum sales charge	2.14%	2.71%	4.11%
Credit Suisse Leveraged Loan Index	4.64%	4.17%	5.30%

	1 Year	5 Years	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge	4.20%	3.74%	4.65%
Credit Suisse Leveraged Loan Index	4.64%	4.17%	5.01%

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Class P without sales charge	4.20%	3.74%	4.09%
Credit Suisse Leveraged Loan Index	4.64%	4.17%	4.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities. The Fund’s underweights to health care and media/telecommunication detracted from performance. Security selection in the transportation sector detracted from performance, notably given one issuer’s exposure to the energy market. The Fund’s overweight to largely liquid broadly syndicated loans and underweight to distressed issuers benefited performance. The Fund’s overweight to housing, manufacturing, and forest products/containers benefited performance.

As we enter the second quarter of 2018 we are underweight risk relative to the benchmark as measured by yield. Our underweight in yield is due to our limited exposure to distressed issuers, notably in energy. We believe that the fundamental backdrop, anchored by stable corporate health and economic data, provide an attractive bottom-up view for U.S. credit. Technical conditions are also favorable given ongoing demand for attractive yield on floating rate loans. As a result, we continue to favor B versus BB rated issuers given stable corporate health conditions. We have a high conviction Fund and would welcome a return of volatility to the market and the opportunities it may provide. We are overweight housing, manufacturing, and forest products/containers - sectors heavily focused on U.S. domestic profits. We are underweight energy, healthcare, and media/telecom. Within healthcare, we find limited relative value in many of the largest issuers given low coupon levels.

See benchmark definitions on A-27 and A-28

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Limited Duration High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Limited Duration High Income’s Class I (without sales charge) returned 3.28%, compared to a 4.30% return for its benchmark, the Bloomberg Barclays U.S. 1-5 Year High-Yield Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year		Since Inception (07/31/13)
Fund’s Class I without sales charge	3.28%		2.37%
Fund’s Class A without sales charge	3.02%		2.09%
Fund’s Class A with maximum sales charge	(0.05%	)	1.43%
Fund’s Class C without sales charge	2.31%		1.34%
Fund’s Class C with maximum sales charge	1.32%		1.34%
Fund’s Advisor Class without sales charge	3.28%		2.32%
Bloomberg Barclays U.S. 1-5 Year High-Yield Index	4.30%		4.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses a multi-sector credit strategy that focuses on high yield and bank loan instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts in the process of individual investment selection.

The Fund underperformed the benchmark for the reporting period due to asset allocation and sector positioning. During the reporting period, the Fund was underweight CCC rated bonds and bank loans which saw outperformance given the improvement of the risk appetite of investors, notably in the beginning of the reporting period. The Fund’s underweight to wirelines was a contributor to fund performance. The Fund’s overweight to retail during the reporting period was also a detractor from performance. The Fund’s duration was below the benchmark, benefiting returns. Credit selection on a relative basis detracted from performance.

As we enter the second quarter of 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. We believe that recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are neutral risk as measured to our long-term targets. We are underweight duration relative to the benchmark.

See benchmark definitions on A-27 and A-28

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds High Income’s Class I (without sales charge) returned 4.95%, compared to a 3.78% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	4.95%	4.22%	6.77%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	3.78%	5.00%	7.07%

	1 Year	5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	4.66%	3.97%	5.59%
Fund’s Class A with maximum sales charge	0.18%	3.06%	4.79%
Fund’s Class C without sales charge	3.84%	3.18%	4.82%
Fund’s Class C with maximum sales charge	2.84%	3.18%	4.82%
Fund’s Advisor Class without sales charge	4.91%	4.21%	5.85%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	3.78%	5.00%	6.26%

		1 Year	Since Inception (01/14/15)
Fund’s Class P without sales charge		4.92%	5.22%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index		3.78%	5.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund outperformed the benchmark due to security selection and an overweight to CCC rated bonds. The Fund’s overweight to diversified manufacturing, construction machinery and metals/mining benefited performance, while underweights to services, banking, and chemicals detracted. Security selection in the retail sector was a detractor from performance. For the reporting period, the Fund’s overweight to CCC rated securities benefited performance given a favorable technical and fundamental environment. Cash allocation during the reporting period was a drag on relative performance. Regarding derivatives, the Fund held small positions in total return swap contracts on the Markit iBoxx USD Liquid High Yield Index to gain market exposure to the high yield universe.

As we enter the second quarter of 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. We believe that recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets generally reflect many of these positive tailwinds. Therefore, we are neutral overall market risk versus the benchmark and believe that credit selection and not asset allocation will be the primary driver of returns in 2018.

See benchmark definitions on A-27 and A-28

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Large-Cap’s Investor Class (without sales charge) returned 12.46%, compared to a 13.99% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, S and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	12.46%	7.76%
S&P 500 Index	13.99%	10.23%

	1 Year	Since Inception (03/20/15)
Fund’s Class S without sales charge	12.85%	7.80%
S&P 500 Index	13.99%	9.98%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	12.43%	15.59%
Fund’s Class A with maximum sales charge	7.67%	13.38%
Fund’s Class C without sales charge	11.60%	14.73%
Fund’s Class C with maximum sales charge	10.60%	14.73%
Fund’s Advisor Class without sales charge	12.83%	15.91%
S&P 500 Index	13.99%	17.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive for all but two sectors in the Fund, namely, consumer staples and consumer discretionary stocks. Information technology, financials, and industrials were the leading sectors, while laggards included consumer staples, consumer discretionary, and utilities. While market performance was strong for the reporting period, it masked an increase in volatility starting in late January 2018. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was negative, due to overweight positions in the telecommunication services, energy, and consumer discretionary sectors. Conversely, underweight positions in consumer staples and financials, along with an overweight position in information technology, provided tailwinds. The largest drag, however, came from a very small cash position (used to meet cash flows), as even a 1% or 2% allocation can provide a noticeable headwind in a strong market. Stock selection was flat, as detractors in information technology, health care, and telecommunication services exceeded contributors in energy, financials, and consumer discretionary. While we added value through stock selection in seven out of eleven sectors, most of this value creation was undone in the information technology sector, specifically in the semiconductor industry, where we participated but could not justify holding highly cyclical names with extravagant valuations, such as semiconductor company NVIDIA.

Turning to individual stocks, our top relative contributors included industrial conglomerate General Electric Company, which we sold in 2017. An underweight to GE, which declined sharply (down 53.2%), contributed to the Fund’s performance relative to the benchmark. The stock continued to decline throughout the reporting period after announcing larger downward earnings revisions and a dividend cut. Defense contractor Northrop Grumman Corporation (up 48.9%) rose as the company is expected to benefit from higher defense spending and the pending integration of the $9 billion Orbital ATK acquisition, which is expected to provide Northrop with new opportunities in missile defense and

See benchmark definitions on A-27 and A-28

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

space. Robust market activity and rising interest rates support a constructive backdrop for financial services company E*Trade (up 48.8%), although speculation regarding potential merger & acquisition (M&A) activity lurks in the background.

The Fund’s relative detractors included media company CBS Corporation (down 25.0%; since sold). While we think CBS is one of the better positioned media companies, industry challenges including weaker advertising trends and changing consumer television viewing habits have created broad headwinds for all players. We see more value in Viacom (a recent purchase) given its discounted valuation, the turnaround potential of the franchise under new leadership, and the M&A optionality. Two other relative detractors came in the form of benchmark stocks which rallied but were not held in the Fund. Aerospace company Boeing (up 90.0%) surged during the reporting period, though we believed the market was ignoring potential risks—such as the company’s potential to miss its design and execution schedules, its status as a highly likely target of potential global trade tensions, and the potential for its backlog to disappear if global economies slow. We continued to believe that as the market began to embrace the stock, and concluded that its valuation and risk-reward were not in our favor. While semiconductor company NVIDIA rose sharply (up 113.3%), we did not own the stock due to its rich valuation—which does not fit into our framework of attractive valuation (vs. peers and its own history) and expectational upside.

Pacific Funds Large-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Large-Cap Value’s Investor Class (without sales charge) returned 9.05%, compared to a 6.95% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, S and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	9.05%	6.29%
Russell 1000 Value Index	6.95%	7.01%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	9.03%	13.33%
Fund’s Class A with maximum sales charge	4.37%	11.13%
Fund’s Class C without sales charge	8.16%	12.48%
Fund’s Class C with maximum sales charge	7.16%	12.48%
Fund’s Advisor Class without sales charge	9.33%	13.60%
Fund’s Class S without sales charge	9.36%	13.73%
Russell 1000 Value Index	6.95%	15.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class outperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well-diversified at the issuer level and by economic sector.

Fund performance for the reporting period was positive for most sectors in the Fund. Information technology, financials, and industrials were leaders, while laggards included telecommunication services, consumer staples, and consumer discretionary. While market performance was strong for the reporting period, it masked an increase in volatility starting in late January 2018. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was positive, due to underweight positions in consumer staples and real estate, along with an overweight position in telecommunication services. Conversely, an overweight position in industrials, along with an underweight position in financials, provided headwinds. Stock selection was positive, as contributors in industrials, financials, and energy exceeded detractors in consumer discretionary, information technology, and materials.

See benchmark definitions on A-27 and A-28

A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Turning to individual stocks, our top relative contributors included industrial conglomerate General Electric Company, which we sold in 2017. An underweight position in GE, which declined sharply (down 53.2%), contributed to the Fund’s performance relative to the benchmark. The stock continued to decline throughout the reporting period after announcing larger downward earnings revisions and a dividend cut. Defense contractor Northrop Grumman Corporation (up 48.9%) rose as the company is expected to benefit from higher defense spending and the pending integration of the $9 billion Orbital ATK acquisition, which is expected to provide Northrop with new opportunities in missile defense and space. ON Semiconductor (up 54.2%), a semiconductor company, delivered an upbeat presentation at a consumer electronics show reiterating strong trends in its end markets. The company stated that its free cash flow target of $900 million is expected to be achieved one year ahead of schedule.

The Fund’s relative detractors included chip-maker Intel, which we sold earlier in 2017. The company outperformed after reporting decent PC segment results and improved results in the Data Center Group. Though Intel provided earnings guidance above expectations for the fourth quarter of 2018, we do not view results as enticing given the possibility of a PC channel inventory correction (i.e., the supply of personal computers may soon exceed demand). We prefer other peers such as ON Semiconductor. Retailer Foot Locker (down 34.5%) announced disappointing results, and industry data points signaled a continued promotional environment for athletic footwear and athletic apparel. Competitor Finnish Line added that the pricing pressure would continue through back-to-school season. Decelerating traffic in U.S. malls coupled with fears that vendors like Nike will disintermediate retail partners such as Foot Locker through online-only channels led us to also question if the company will return to positive mid-single-digit same store sales later this year as expected by the market. We no longer hold the stock. While we think CBS Corporation (down 25.0%; since sold) is one of the better positioned media companies, industry challenges including weaker advertising trends and changing consumer television viewing habits have created broad headwinds for all players. We see more value in Viacom (a recent purchase) given its discounted valuation, the turnaround potential of the franchise under new leadership, and its ability to consider mergers and acquisitions.

Pacific Funds Small/Mid-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Small/Mid-Cap’s Class S (without sales charge) returned 11.43%, compared to a 12.31% return for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Class S without sales charge	11.43%	9.59%
Russell 2500 Index	12.31%	9.18%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	11.02%	17.16%
Fund’s Class A with maximum sales charge	6.29%	14.92%
Fund’s Class C without sales charge	10.28%	16.29%
Fund’s Class C with maximum sales charge	9.28%	16.29%
Fund’s Advisor Class without sales charge	11.34%	17.39%
Fund’s Investor Class without sales charge	11.04%	17.04%
Russell 2500 Index	12.31%	19.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and seeks to build a portfolio that is well-diversified at the issuer level and by economic sector.

Performance for the reporting period varied widely across sectors in the Fund. Leading sectors included health care, materials, and industrials, while laggards included energy, consumer staples, and real estate. While market performance was strong for the reporting period, it

See benchmark definitions on A-27 and A-28

A-22

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

masked an increase in volatility starting in late January. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was significantly positive, as underweight positions in the real estate and energy sectors, along with an overweight position in information technology, provided tailwinds. Conversely, there was also a drag due to a very small cash position (used to meet cash flows), as even a 1% or 2% allocation can provide a noticeable headwind in a strong market. Stock selection was negative, with detractors in information technology, consumer discretionary, and energy exceeding contributors in health care, materials, and industrials.

Turning to individual stocks, our top relative contributors included Nektar Therapeutics (up 352.8%), a clinical-stage biopharmaceutical company. After providing a promising clinical update at an industry conference for its immunotherapy drug, Nektar’s rise continued after announcing additional encouraging clinical results and an economically favorable partnership with Bristol-Meyers Squibb, a major player in the immunotherapy space. GrubHub (up 127.2%), an online food ordering and delivery platform, reported solid results along with a strategic partnership with Yum! Brands (the parent company of Taco Bell, KFC and Pizza Hut). Molina Healthcare (up 78.0%), a managed care company, rose as management provided better than expected timeline for operational efficiencies and recovery towards industry peer margins at a major industry conference.

Our largest relative detractors included Laredo Petroleum Inc. (LPI) (down 38.8%), an exploration and production company. LPI shares lagged, as the company missed on production in the fourth quarter of 2017 and issued initial 2018 guidance that was also below expectations. The company also announced a $200mm buyback program, albeit one likely to be funded with debt rather than free cash flow. We no longer hold the stock. AMC Entertainment (down 53.0%), a movie exhibitor, reported solid first quarter 2017 results in April. However, negative box office returns in May of 2017, along with concerns over movie window changes and premium video-on-demand, drove negative sentiment and selling pressure. Cardtronics (down 52.3%), an ATM processor, had a series of seemingly transitory negative developments, including weather impacts and technology implementation delays along with certain international market structure changes that could impact profitability going forward.

Pacific Funds Small-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Small-Cap’s Class S (without sales charge) returned 11.54%, compared to a 11.79% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Class S without sales charge	11.54%	9.29%
Russell 2000 Index	11.79%	9.13%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	11.17%	18.19%
Fund’s Class A with maximum sales charge	6.47%	15.93%
Fund’s Class C without sales charge	10.32%	17.26%
Fund’s Class C with maximum sales charge	9.32%	17.26%
Fund’s Advisor Class without sales charge	11.45%	18.47%
Fund’s Investor Class without sales charge	11.10%	18.08%
Russell 2000 Index	11.79%	20.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

See benchmark definitions on A-27 and A-28

A-23

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fund performance for the reporting period was positive for all but two sectors in the Fund, namely, energy and real estate. Health care, industrials, and information technology were leaders, while laggards included energy, real estate, and consumer staples. While market performance was strong for the reporting period, it masked an increase in volatility starting in late January 2018. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was positive, largely driven by modest underweight positions in the energy, and real estate sectors. In aggregate, no sector proved a drag on performance. There was also a drag due to a very small cash position (used to meet cash flows), as even a 1% or 2% allocation can provide a noticeable headwind in a strong market. Stock selection was also positive, with contributors in health care and industrials sectors exceeding the effects of detractors in information technology, consumer discretionary, and energy.

Turning to individual stocks, our top relative contributors included Nektar Therapeutics (up 352.8%), a clinical-stage biopharmaceutical company. After providing a promising clinical update at an industry conference for its immunotherapy drug, Nektar’s rise continued after announcing additional encouraging clinical results and an economically favorable partnership with Bristol-Meyers Squibb, a major player in the immunotherapy space. GrubHub (up 127.2%), an online food ordering and delivery platform, reported solid results along with a strategic partnership with Yum! Brands (the parent company of Taco Bell, KFC and Pizza Hut). Industrial company Harsco Corporation (up 62.0%) rose as end-market strength and operational improvement across each of its three business segments resulted in several quarters in which revenue, adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA), and earnings per share exceeded estimates. In addition, earnings guidance for 2018 exceeded the consensus estimate.

Our largest relative detractors included medical technology company NuVasive (down 30.1%) preannounced worse than expected fourth quarter 2017 results, which were believed to be conservative enough to reset expectations following a disappointing third quarter 2017. Sanchez Energy Corporation (down 68.6%), an energy exploration and development company, was pressured over financial leverage concerns along with a read-through from a competitor’s poor well results. Due to uncertainty regarding the company’s return to free cash flow generation, we exited the position. Knowles Corp. (down 33.6%) is a leading supplier of microphones and hearing aid solutions along with other acoustics products. Shares were negatively impacted after the company offered more muted guidance for the rest of the year due to a delayed handset launch from one of their largest customers and order pushouts in China. We view these issues as temporary and continue to like the growing opportunity in the “Internet of Things.”

Pacific Funds Small-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Small–Cap Value’s Class S (without sales charge) returned 5.78%, compared to a 5.13% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Class S without sales charge	5.78%	7.43%
Russell 2000 Value Index	5.13%	7.89%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	5.41%	16.03%
Fund’s Class A with maximum sales charge	0.93%	13.80%
Fund’s Class C without sales charge	4.72%	15.23%
Fund’s Class C with maximum sales charge	3.76%	15.23%
Fund’s Advisor Class without sales charge	5.70%	16.39%
Fund’s Investor Class without sales charge	5.40%	16.01%
Russell 2000 Value Index	5.13%	19.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-24

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S outperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well-diversified at the issuer level and by economic sector.

Performance during the reporting period varied dramatically across sectors. Health care, industrials, and materials were leaders, while laggards included energy, information technology, and real estate. While market performance was strong for the reporting period, it masked an increase in volatility starting in late January 2018. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was positive, as overweight positions in industrials, along with underweight positions in energy and real estate, provided tailwinds. Conversely, an overweight position in information technology, along with underweight positions in consumer discretionary provided headwinds. Stock selection was also positive, with contributors in health care, real estate, and materials exceeding the effects of detractors in information technology, energy and consumer discretionary.

Turning to individual stocks, our top relative contributors included Molina Healthcare (up 78.0%), a managed care company, which rose as management provided better than expected timeline for operational efficiencies and recovery towards industry peer margins at a major industry conference. Haemonetics Corporation (up 80.3%), a global supplier of blood and plasma services, reported fourth quarter 2017 results and 2018 guidance which beat expectations, while also announcing an 8% equity buyback. The company reported better than expected sales from its lagging blood transfusion center business and better operating margins from efficiency gains at its plasma and blood center segments. Harsco Corporation (up 62.0%), a diversified industrial company, rose as end-market strength and operational improvement across each of its three business segments resulted in several quarters in which revenue, adjusted EBITDA (earnings before interest, taxes, and depreciation), and earnings per share exceeded street estimates. In addition, earnings guidance for 2018 exceeded the consensus estimate.

Our largest relative detractors included AMC Entertainment (down 58.2%), a movie exhibitor. Though the company reported solid first quarter 2017 results in April, negative box office returns in May of 2017, along with concerns over movie window changes and premium video-on-demand, drove negative sentiment and selling pressure. Sanchez Energy Corporation (down 70.3%), an energy exploration and development company, was pressured over financial leverage concerns along with a read-through from a competitor’s poor well results. Due to uncertainty regarding the company’s return to free cash flow generation, we exited the position. Maiden Holdings (down 43.9%) provides specialty reinsurance products for the global property and casualty market. Maiden reported another reserve charge, delaying and further pressuring its return outlook.

See benchmark definitions on A-27 and A-28

A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Growth (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, Pacific Funds Small–Cap Growth’s Investor Class (without sales charge) returned 14.52%, compared to a 18.63% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2018. For comparison purposes, the performance of all classes for the periods ended March 31, 2018 are also shown in the table below. Performance data for Class A, C, S and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	14.52%	8.45%
Russell 2000 Growth Index	18.63%	10.22%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	14.51%	16.37%
Fund’s Class A with maximum sales charge	9.68%	14.13%
Fund’s Class C without sales charge	13.62%	15.55%
Fund’s Class C with maximum sales charge	12.62%	15.55%
Fund’s Advisor Class without sales charge	14.80%	16.73%
Fund’s Class S without sales charge	14.97%	16.86%
Russell 2000 Growth Index	18.63%	20.94%

	1 Year	Since Inception (06/08/16)
Fund’s Class P without sales charge	14.80%	15.62%
Russell 2000 Growth Index	18.63%	18.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive for all sectors in the Fund with the notable exception of energy. Leading sectors included health care, financials, and industrials, while laggards included energy, utilities, and real estate. While market performance was strong for the reporting period, it masked an increase in volatility starting in late January 2018. Initially, the trigger was higher than expected wage inflation, leading to a higher Fed funds rate; then risk-parity portfolio rebalancing (investors reallocating away from equities to manage volatility), Silicon Valley regulatory headwinds, and proposed tariffs further rattled markets.

Overall, sector allocation was positive, as underweight positions in the real estate, financials, and consumer staples sectors provided tailwinds. Conversely, overweight positions in consumer discretionary and industrials, along with underweight positions in telecommunication services, provided headwinds. Stock selection was negative, with detractors in information technology, consumer discretionary, and energy exceeding contributors in health care, financials, and materials.

Turning to individual stocks, our top relative contributors included Nektar Therapeutics (up 352.8%), a clinical-stage biopharmaceutical company. After providing a promising clinical update at an industry conference for its immunotherapy drug, Nektar’s rise continued after announcing additional encouraging clinical results and an economically favorable partnership with Bristol-Meyers Squibb, a major player in the immunotherapy space. GrubHub (up 127.2%), an online food ordering and delivery platform, reported solid results along with a strategic partnership with Yum! Brands (the parent company of Taco Bell, KFC and Pizza Hut). RingCentral (up 78.1%), a unified communication as a service company, reported significantly better than expected results and guidance.

Our largest relative detractors included Cardtronics (down 52.3%), an ATM processor. The company had a series of seemingly transitory negative developments, including weather impacts and technology implementation delays along with certain international market structure

See benchmark definitions on A-27 and A-28

A-26

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

changes that could impact profitability going forward. AMC Entertainment (down 58.2%), a movie exhibitor, reported solid results in April 2017. However, negative box office returns in May of 2017, along with concerns over movie window changes and premium video-on-demand, drove negative sentiment and selling pressure. Despite ultimately coming to a global settlement with Broadcom in December of 2017, Xperi Corp (down 35.6%), a technology licensing company, came under pressure throughout the reporting period due to consistent settlement delays along with an inability to re-sign a large customer that resulted in filing an infringement lawsuit.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. 1-5 Year High-Yield Index is an index that covers the universe of fixed-rate, non-investment-grade debt with maturities between one and five years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index (formerly named Citigroup 1-Month U.S. T-Bill Index) is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2018, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2018, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to nonresident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays U.S. Aggregate Bond; 17% S&P 500; 7% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg Barclays U.S. Aggregate Bond; and 19% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE (Net); and 5% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The

A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid cap.” The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-28

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2018

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,144,727	$12,008,188
Pacific Funds Floating Rate Income ‘P’	1,063,960	10,788,557
Pacific Funds High Income ‘P’	1,314,855	13,332,629
PF Inflation Managed Fund ‘P’	2,529,039	22,457,862
PF Managed Bond Fund ‘P’	10,258,248	108,532,267
PF Short Duration Bond Fund ‘P’	4,100,194	40,140,896
PF Emerging Markets Debt Fund ‘P’	1,319,319	12,362,023
PF Comstock Fund ‘P’	283,141	4,391,519
PF Growth Fund ‘P’	85,809	2,177,824
PF Large-Cap Growth Fund ‘P’	40,720	431,220
PF Large-Cap Value Fund ‘P’	317,292	5,438,384
PF Main Street Core Fund ‘P’	124,691	1,735,705
PF Mid-Cap Equity Fund ‘P’	68,605	736,134
PF Mid-Cap Value Fund ‘P’	371,025	4,689,761
PF Small-Cap Value Fund ‘P’	131,005	1,469,882
PF Emerging Markets Fund ‘P’	434,893	7,523,652
PF International Large-Cap Fund ‘P’	275,571	5,745,646
PF International Small-Cap Fund ‘P’	268,096	3,013,395
PF International Value Fund ‘P’	239,427	2,434,976
PF Real Estate Fund ‘P’	129,847	1,539,980
PF Currency Strategies Fund ‘P’	615,085	5,609,576
PF Equity Long/Short Fund ‘P’	574,762	5,580,935
PF Global Absolute Return Fund ‘P’	598,826	5,670,880
PF Multi-Asset Fund ‘P’ *	3,001,545	28,274,555

Total Affiliated Mutual Funds (Cost $292,426,295)		306,086,446

TOTAL INVESTMENTS - 100.1% (Cost $292,426,295)		306,086,446

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(278,218)

NET ASSETS - 100.0%		$305,808,228

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	73.7%
Affiliated Equity Funds	26.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,439,561	$15,100,997
Pacific Funds Floating Rate Income ‘P’	1,580,115	16,022,369
Pacific Funds High Income ‘P’	1,143,805	11,598,181
PF Inflation Managed Fund ‘P’	2,122,750	18,850,021
PF Managed Bond Fund ‘P’	12,926,476	136,762,116
PF Short Duration Bond Fund ‘P’	3,219,737	31,521,230
PF Emerging Markets Debt Fund ‘P’	1,713,577	16,056,221
Pacific Funds Small-Cap Growth ‘P’	122,248	1,509,760
PF Comstock Fund ‘P’	716,854	11,118,411
PF Developing Growth Fund ‘P’ *	43,980	652,667
PF Growth Fund ‘P’	91,827	2,330,560
PF Large-Cap Growth Fund ‘P’	221,741	2,348,242
PF Large-Cap Value Fund ‘P’	734,387	12,587,390
PF Main Street Core Fund ‘P’	756,393	10,528,986
PF Mid-Cap Equity Fund ‘P’	264,747	2,840,731
PF Mid-Cap Value Fund ‘P’	550,440	6,957,566
PF Small-Cap Value Fund ‘P’	391,132	4,388,500
PF Emerging Markets Fund ‘P’	1,033,882	17,886,152
PF International Large-Cap Fund ‘P’	623,058	12,990,756
PF International Small-Cap Fund ‘P’	795,890	8,945,799
PF International Value Fund ‘P’	977,694	9,943,151
PF Real Estate Fund ‘P’	385,495	4,571,967
PF Currency Strategies Fund ‘P’	913,667	8,332,641
PF Equity Long/Short Fund ‘P’	853,603	8,288,482
PF Global Absolute Return Fund ‘P’	889,419	8,422,793
PF Multi-Asset Fund ‘P’ *	7,581,667	71,419,307

Total Affiliated Mutual Funds (Cost $417,987,865)		451,974,996

TOTAL INVESTMENTS - 100.1% (Cost $417,987,865)		451,974,996

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(444,190)

NET ASSETS - 100.0%		$451,530,806

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	56.3%
Affiliated Equity Funds	43.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$306,086,446	$306,086,446	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$451,974,996	$451,974,996	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-1

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2018

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	2,846,854	$29,863,502
Pacific Funds Floating Rate Income ‘P’	2,007,201	20,353,016
Pacific Funds High Income ‘P’	3,324,264	33,708,038
PF Inflation Managed Fund ‘P’	3,068,110	27,244,820
PF Managed Bond Fund ‘P’	25,006,028	264,563,772
PF Short Duration Bond Fund ‘P’	4,149,467	40,623,281
PF Emerging Markets Debt Fund ‘P’	2,901,593	27,187,923
Pacific Funds Small-Cap Growth ‘P’	779,770	9,630,161
PF Comstock Fund ‘P’	2,410,244	37,382,885
PF Developing Growth Fund ‘P’ *	217,841	3,232,758
PF Growth Fund ‘P’	2,648,085	67,208,407
PF Large-Cap Growth Fund ‘P’	1,613,648	17,088,528
PF Large-Cap Value Fund ‘P’	2,787,714	47,781,415
PF Main Street Core Fund ‘P’	3,659,250	50,936,766
PF Mid-Cap Equity Fund ‘P’	1,207,641	12,957,985
PF Mid-Cap Value Fund ‘P’	2,755,559	34,830,270
PF Small-Cap Value Fund ‘P’	2,909,220	32,641,447
PF Emerging Markets Fund ‘P’	3,829,511	66,250,540
PF International Large-Cap Fund ‘P’	2,035,296	42,435,927
PF International Small-Cap Fund ‘P’	2,948,991	33,146,658
PF International Value Fund ‘P’	4,149,609	42,201,525
PF Real Estate Fund ‘P’	1,143,886	13,566,494
PF Currency Strategies Fund ‘P’	2,556,410	23,314,463
PF Equity Long/Short Fund ‘P’	2,254,823	21,894,327
PF Global Absolute Return Fund ‘P’	2,348,741	22,242,579
PF Multi-Asset Fund ‘P’ *	32,226,909	303,577,481

Total Affiliated Mutual Funds (Cost $1,167,491,164)		1,325,864,968

TOTAL INVESTMENTS - 100.2% (Cost $1,167,491,164)		1,325,864,968

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,139,979)

NET ASSETS - 100.0%		$1,323,724,989

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	65.0%
Affiliated Fixed Income Funds	35.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	930,719	$9,763,241
Pacific Funds Floating Rate Income ‘P’	1,012,862	10,270,420
Pacific Funds High Income ‘P’	1,008,773	10,228,959
PF Inflation Managed Fund ‘P’	581,669	5,165,217
PF Managed Bond Fund ‘P’	8,370,455	88,559,419
PF Emerging Markets Debt Fund ‘P’	2,198,992	20,604,556
Pacific Funds Small-Cap Growth ‘P’	868,661	10,727,966
PF Comstock Fund ‘P’	3,070,904	47,629,727
PF Developing Growth Fund ‘P’ *	264,884	3,930,872
PF Growth Fund ‘P’	3,945,609	100,139,562
PF Large-Cap Growth Fund ‘P’	1,582,267	16,756,209
PF Large-Cap Value Fund ‘P’	3,613,674	61,938,367
PF Main Street Core Fund ‘P’	3,812,101	53,064,448
PF Mid-Cap Equity Fund ‘P’	915,087	9,818,882
PF Mid-Cap Value Fund ‘P’	1,574,318	19,899,376
PF Small-Cap Value Fund ‘P’	2,645,058	29,677,556
PF Emerging Markets Fund ‘P’	3,482,751	60,251,593
PF International Large-Cap Fund ‘P’	2,163,835	45,115,963
PF International Small-Cap Fund ‘P’	2,682,550	30,151,859
PF International Value Fund ‘P’	6,189,298	62,945,157
PF Real Estate Fund ‘P’	1,300,119	15,419,418
PF Currency Strategies Fund ‘P’	1,478,671	13,485,480
PF Equity Long/Short Fund ‘P’	1,394,369	13,539,320
PF Global Absolute Return Fund ‘P’	1,453,610	13,765,686
PF Multi-Asset Fund ‘P’ *	25,724,897	242,328,530

Total Affiliated Mutual Funds (Cost $830,992,082)		995,177,783

TOTAL INVESTMENTS - 100.2% (Cost $830,992,082)		995,177,783

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,790,782)

NET ASSETS - 100.0%		$993,387,001

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	84.2%
Affiliated Fixed Income Funds	16.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$1,325,864,968	$1,325,864,968	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$995,177,783	$995,177,783	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-2

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2018

PACIFIC FUNDS

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

Schedule of Investments

March 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Floating Rate Income ‘P’	341,576	$3,463,583
PF Managed Bond Fund ‘P’	2,272	24,042
PF Emerging Markets Debt Fund ‘P’	368,848	3,456,106
Pacific Funds Small-Cap Growth ‘P’	397,073	4,903,851
PF Comstock Fund ‘P’	1,054,484	16,355,050
PF Developing Growth Fund ‘P’ *	111,171	1,649,781
PF Growth Fund ‘P’	1,373,671	34,863,767
PF Large-Cap Growth Fund ‘P’	1,265,143	13,397,863
PF Large-Cap Value Fund ‘P’	1,587,020	27,201,526
PF Main Street Core Fund ‘P’	1,497,489	20,845,041
PF Mid-Cap Equity Fund ‘P’	462,076	4,958,077
PF Mid-Cap Value Fund ‘P’	350,247	4,427,120
PF Small-Cap Value Fund ‘P’	1,189,093	13,341,629
PF Emerging Markets Fund ‘P’	1,368,350	23,672,464
PF International Large-Cap Fund ‘P’	916,541	19,109,882
PF International Small-Cap Fund ‘P’	1,050,850	11,811,550
PF International Value Fund ‘P’	2,570,755	26,144,575
PF Real Estate Fund ‘P’	437,657	5,190,610
PF Currency Strategies Fund ‘P’	384,784	3,509,231
PF Equity Long/Short Fund ‘P’	348,272	3,381,718
PF Global Absolute Return Fund ‘P’	364,133	3,448,337
PF Multi-Asset Fund ‘P’ *	9,313,524	87,733,392

Total Affiliated Mutual Funds (Cost $260,902,112)		332,889,195

TOTAL INVESTMENTS - 100.1% (Cost $260,902,112)		332,889,195

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(311,550)

NET ASSETS - 100.0%		$332,577,645

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	97.0%
Affiliated Fixed Income Funds	3.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%

Pacific Funds Floating Rate Income ‘P’	363,236	$3,683,217
PF Inflation Managed Fund ‘P’	231,554	2,056,202
PF Emerging Markets Debt Fund ‘P’	649,878	6,089,353
PF Emerging Markets Fund ‘P’	161,841	2,799,853
PF International Small-Cap Fund ‘P’	246,914	2,775,316
PF Real Estate Fund ‘P’	103,555	1,228,163
PF Currency Strategies Fund ‘P’	913,870	8,334,492
PF Equity Long/Short Fund ‘P’	454,320	4,411,448
PF Global Absolute Return Fund ‘P’	991,327	9,387,866

Total Affiliated Mutual Funds (Cost $40,416,744)		40,765,910

TOTAL INVESTMENTS - 99.8% (Cost $40,416,744)		40,765,910

OTHER ASSETS & LIABILITIES, NET - 0.2%		91,277

NET ASSETS - 100.0%		$40,857,187

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	51.9%
Affiliated Equity Funds	47.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Aggressive-Growth
Assets	Affiliated Mutual Funds	$332,889,195	$332,889,195	$—	$—

Pacific Funds Diversified Alternatives
Assets	Affiliated Mutual Funds	$40,765,910	$40,765,910	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-3

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 70.2%

Basic Materials - 1.4%

Anglo American Capital PLC (United Kingdom) 3.750% due 04/10/22 ~	$3,000,000	$2,993,166
Glencore Funding LLC (Switzerland) 3.000% due 10/27/22 ~	3,000,000	2,897,445

		5,890,611

Communications - 7.0%

Alibaba Group Holding Ltd (China)
2.800% due 06/06/23	1,700,000	1,644,407
3.125% due 11/28/21	2,856,000	2,850,444
AT&T Inc 3.200% due 03/01/22	3,000,000	2,985,948
Charter Communications Operating LLC 3.579% due 07/23/20	3,738,000	3,750,033
DISH DBS Corp 5.125% due 05/01/20	2,000,000	2,005,200
eBay Inc 2.637% (USD LIBOR + 0.870%) due 01/30/23 §	1,750,000	1,763,702
Sprint Corp 7.250% due 09/15/21	1,000,000	1,036,250
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	1,750,000	1,743,437
Tencent Holdings Ltd (China) 2.344% (USD LIBOR + 0.605%) due 01/19/23 § ~	3,000,000	3,005,310
2.875% due 02/11/20 ~	2,765,000	2,760,784
Verizon Communications Inc
1.750% due 08/15/21	3,250,000	3,103,687
3.145% (USD LIBOR + 1.000%) due 03/16/22 §	2,250,000	2,294,280

		28,943,482

Consumer, Cyclical - 6.5%

Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	3,000,000	2,910,553
Daimler Finance North America LLC (Germany) 2.300% due 02/12/21 ~	5,000,000	4,877,826
Delta Air Lines Inc
2.600% due 12/04/20	2,050,000	2,012,421
2.875% due 03/13/20	1,250,000	1,242,297
Ford Motor Credit Co LLC 3.565% (USD LIBOR + 1.270%) due 03/28/22 §	3,500,000	3,551,919
General Motors Financial Co Inc 3.612% (USD LIBOR + 1.310%) due 06/30/22 §	3,500,000	3,552,771
GLP Capital LP 4.875% due 11/01/20	1,750,000	1,790,512
Hyundai Capital America 2.400% due 10/30/18 ~	1,000,000	997,252
Lennar Corp 4.500% due 06/15/19	1,500,000	1,511,250
Toll Brothers Finance Corp 4.000% due 12/31/18	3,350,000	3,379,145
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	764,806	775,934
4.750% due 10/11/23	577,522	587,513

		27,189,393

Consumer, Non-Cyclical - 13.1%

AbbVie Inc 2.300% due 05/14/21	2,000,000	1,950,687
Anheuser-Busch InBev Finance Inc (Belgium) 2.650% due 02/01/21	4,000,000	3,970,683

	Principal Amount	Value
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.052% (USD LIBOR + 0.740%) due 01/12/24 §	$1,350,000	$1,359,000
BAT Capital Corp (United Kingdom) 2.423% (USD LIBOR + 0.590%) due 08/14/20 § ~	5,000,000	5,017,392
2.764% due 08/15/22 ~	2,000,000	1,935,852
Becton Dickinson and Co
2.133% due 06/06/19	4,650,000	4,598,356
2.944% (USD LIBOR + 0.875%)
due 12/29/20 §	2,000,000	2,002,387
Campbell Soup Co 3.300% due 03/15/21	7,000,000	7,045,214
Cardinal Health Inc 2.895% (USD LIBOR + 0.770%) due 06/15/22 §	3,000,000	2,999,613
CHS/Community Health Systems Inc 5.125% due 08/01/21	500,000	467,500
CVS Health Corp 2.777% (USD LIBOR + 0.720%) due 03/09/21 §	2,000,000	2,015,875
Humana Inc 2.625% due 10/01/19	2,500,000	2,487,414
Laboratory Corp of America Holdings 2.625% due 02/01/20	2,500,000	2,481,113
Moody’s Corp 2.625% due 01/15/23 ~	3,000,000	2,898,483
Mylan NV 2.500% due 06/07/19	3,000,000	2,977,337
Smithfield Foods Inc 2.700% due 01/31/20 ~	3,280,000	3,236,092
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	2,500,000	2,252,567
Valeant Pharmaceuticals International Inc 6.500% due 03/15/22 ~	3,075,000	3,186,469
Zimmer Biomet Holdings Inc 2.928% (USD LIBOR + 0.750%) due 03/19/21 §	1,350,000	1,352,258

		54,234,292

Energy - 3.5%

Andeavor Logistics LP 3.500% due 12/01/22	900,000	885,096
BP Capital Markets PLC (United Kingdom) 2.237% due 05/10/19	2,000,000	1,991,159
EQT Corp 2.500% due 10/01/20	2,800,000	2,739,812
Kinder Morgan Inc 5.625% due 11/15/23 ~	3,000,000	3,214,248
Nabors Industries Inc 5.500% due 01/15/23	300,000	294,783
Petrobras Global Finance BV (Brazil) 6.125% due 01/17/22	3,400,000	3,641,400
Summit Midstream Holdings LLC 5.500% due 08/15/22	1,750,000	1,715,000

		14,481,498

Financial - 31.6%

AerCap Ireland Capital DAC (Netherlands)
3.300% due 01/23/23	3,100,000	3,017,149
4.250% due 07/01/20	2,000,000	2,036,124
Air Lease Corp
2.500% due 03/01/21	2,000,000	1,962,223
2.750% due 01/15/23	2,000,000	1,932,413
American Express Co 2.200% due 10/30/20	2,000,000	1,951,350
American Tower Corp REIT 3.400% due 02/15/19	3,500,000	3,513,052

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-4

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Ares Capital Corp 3.500% due 02/10/23	$3,500,000	$3,403,215
Australia & New Zealand Banking Group Ltd (Australia) 2.595% (USD LIBOR + 0.710%) due 05/19/22 § ~	5,000,000	5,039,607
Bank of America Corp
2.328% due 10/01/21	2,450,000	2,396,330
2.557% (USD LIBOR + 0.770%)
due 02/05/26 §	3,000,000	2,942,156
2.925% (USD LIBOR + 1.180%)
due 10/21/22 §	3,500,000	3,555,682
3.550% due 03/05/24	1,700,000	1,705,756
BOC Aviation Ltd (Singapore) 2.750% due 09/18/22 ~	3,500,000	3,351,260
Capital One Financial Corp 2.487% (USD LIBOR + 0.720%) due 01/30/23 §	1,625,000	1,614,313
Capital One NA 2.917% (USD LIBOR + 1.150%) due 01/30/23 §	1,625,000	1,632,098
CBOE Global Markets Inc 1.950% due 06/28/19	1,750,000	1,729,906
Citigroup Inc 3.436% (USD LIBOR + 1.430%) due 09/01/23 §	4,500,000	4,612,500
Citizens Bank NA 3.252% (USD LIBOR + 0.950%) due 03/29/23 §	2,000,000	2,002,237
Cooperatieve Rabobank UA (Netherlands) 2.817% (USD LIBOR + 0.480%) due 01/10/23 §	5,000,000	4,994,137
Credit Suisse Group AG (Switzerland) 3.307% (USD LIBOR + 1.200%) due 12/14/23 § ~	3,000,000	3,043,207
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.450% due 04/16/21	1,500,000	1,500,520
Crown Castle International Corp REIT
2.250% due 09/01/21	3,000,000	2,893,364
4.875% due 04/15/22	2,000,000	2,102,610
HSBC Holdings PLC (United Kingdom)
3.262% due 03/13/23	3,400,000	3,356,689
3.821% (USD LIBOR + 1.500%)
due 01/05/22 §	2,000,000	2,060,721
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	3,830,000	3,710,080
ING Groep NV (Netherlands) 3.452% (USD LIBOR + 1.150%) due 03/29/22 §	2,250,000	2,286,609
Intesa Sanpaolo SpA (Italy) 3.375% due 01/12/23 ~	2,000,000	1,953,950
Jefferies Finance LLC 7.375% due 04/01/20 ~	1,000,000	1,015,000
JPMorgan Chase & Co 2.645% (USD LIBOR + 0.900%) due 04/25/23 §	3,450,000	3,465,326
2.971% (USD LIBOR + 1.230%)
due 10/24/23 §	1,500,000	1,523,165
Mitsubishi UFJ Financial Group Inc (Japan) 2.665% due 07/25/22	5,000,000	4,845,638
Morgan Stanley
2.450% due 02/01/19	2,000,000	1,996,314
2.675% (USD LIBOR + 0.930%)
due 07/22/22 §	4,000,000	4,017,042
3.141% (USD LIBOR + 1.400%)
due 10/24/23 §	1,500,000	1,534,999
Royal Bank of Scotland Group PLC (United Kingdom) 3.309% (USD LIBOR + 1.470%) due 05/15/23 §	1,850,000	1,867,232

	Principal Amount	Value
SL Green Operating Partnership LP REIT 3.250% due 10/15/22	$1,150,000	$1,122,372
Sumitomo Mitsui Financial Group Inc (Japan) 2.471% (USD LIBOR + 0.740%) due 01/17/23 §	5,000,000	5,012,488
2.784% due 07/12/22	3,250,000	3,170,694
The Allstate Corp 2.932% (USD LIBOR + 0.630%) due 03/29/23 §	1,000,000	1,002,604
The Goldman Sachs Group Inc
2.552% (USD LIBOR + 0.780%)
due 10/31/22 §	6,000,000	5,992,816
3.075% (USD LIBOR + 1.050%)
due 06/05/23 §	3,750,000	3,772,034
UBS AG (Switzerland) 2.450% due 12/01/20 ~	4,200,000	4,126,916
Wells Fargo & Co
2.625% due 07/22/22	4,400,000	4,257,636
3.450% due 02/13/23	3,000,000	2,960,652
Westpac Banking Corp (Australia) 2.106% (USD LIBOR + 0.570%) due 01/11/23 §	3,000,000	2,991,608

		130,973,794

Industrial - 2.0%

Masco Corp 3.500% due 04/01/21	2,811,000	2,826,376
Northrop Grumman Corp 2.080% due 10/15/20	2,800,000	2,741,216
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	750,000	737,587
United Parcel Service Inc 2.050% due 04/01/21	2,000,000	1,956,556

		8,261,735

Technology - 2.2%

Dell International LLC
3.480% due 06/01/19 ~	2,500,000	2,511,847
Fidelity National Information Services Inc 2.850% due 10/15/18	2,150,000	2,151,261
VMware Inc 2.300% due 08/21/20	4,650,000	4,524,576

		9,187,684

Utilities - 2.9%

Duke Energy Corp 2.400% due 08/15/22	2,150,000	2,066,032
Emera US Finance LP (Canada) 2.150% due 06/15/19	3,500,000	3,459,206
FirstEnergy Corp 2.850% due 07/15/22	3,800,000	3,688,317
Sempra Energy 2.209% (USD LIBOR + 0.500%) due 01/15/21 §	3,000,000	3,001,691

		12,215,246

Total Corporate Bonds & Notes (Cost $294,010,442)		291,377,735

SENIOR LOAN NOTES - 13.0%

Basic Materials - 0.4%

INEOS US Finance LLC Term B (Luxembourg) 3.877% (USD LIBOR + 2.000%) due 03/31/24 §	498,750	500,776
PQ Corp Term B 4.291% (USD LIBOR + 2.500%) due 02/08/25 §	985,031	989,517

		1,490,293

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-5

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Communications - 2.7%

Altice US Finance I Corp Term B 4.127% (USD LIBOR + 2.250%) due 07/28/25 §	$2,493,719	$2,493,719
Avaya Inc Term B 6.536% (USD LIBOR + 4.750%) due 12/15/24 §	1,496,250	1,509,498
Charter Communications Operating LLC Term B 3.880% (USD LIBOR + 2.000%) due 04/30/25 §	598,500	601,343
CSC Holdings LLC 4.036% (USD LIBOR + 2.250%) due 07/17/25 §	976,992	977,236
Frontier Communications Corp Term B-1 5.630% (USD LIBOR + 3.750%) due 06/15/24 §	2,481,250	2,453,336
Sprint Communications Inc Term B 4.438% (USD LIBOR + 2.500%) due 02/02/24 §	2,972,487	2,976,667

		11,011,799

Consumer, Cyclical - 3.5%

BJ’s Wholesale Club Inc Term B 5.191% (USD LIBOR + 3.750%) due 02/03/24 §	1,496,231	1,496,912
HD Supply Inc Term B-3 4.552% (USD LIBOR + 2.250%) due 08/13/21 §	1,259,299	1,268,941
Hilton Worldwide Finance LLC Term B-2 3.872% (USD LIBOR + 2.000%) due 10/25/23 §	2,642,399	2,659,815
Las Vegas Sands LLC Term B 3.627% (USD LIBOR + 1.750%) due 03/27/25 §	1,924,216	1,930,470
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 §	1,470,477	1,473,847
Nexeo Solutions LLC Term B 5.266% (USD LIBOR + 3.250%) due 06/09/23 §	982,600	995,189
SeaWorld Parks & Entertainment Inc Term B-2 4.552% (USD LIBOR + 2.250%) due 05/14/20 §	1,987,619	1,983,536
Term B-5
5.302% (USD LIBOR + 3.000%)
due 03/31/24 §	1,488,722	1,485,155
Univar USA Inc Term B-3 4.377% (USD LIBOR + 2.500%) due 07/01/24 §	1,135,397	1,144,001

		14,437,866

Consumer, Non-Cyclical - 1.4%

Albertson’s LLC Term B-4 4.627% (USD LIBOR + 2.750%) due 08/25/21 §	2,546,244	2,521,490
CHS/Community Health Systems Inc Term G 4.734% (USD LIBOR + 2.750%) due 12/31/19 §	2,000,000	1,955,000
US Foods Inc Term B 4.377% (USD LIBOR + 2.500%) due 06/27/23 §	1,473,750	1,485,929

		5,962,419

Energy - 0.4%

Arch Coal Inc Term B 4.627% (USD LIBOR + 3.250%) due 03/07/24 §	1,488,722	1,495,235

	Principal Amount	Value

Financial - 0.9%

MGM Growth Properties Operating Partnership LP REIT Term B 3.877% (USD LIBOR + 2.250%) due 04/25/23 §	$1,470,000	$1,474,988
USI Inc Term B 5.302% (USD LIBOR + 3.000%) due 05/16/24 §	1,990,000	1,998,083
VICI Properties 1 LLC Term B 3.854% (USD LIBOR + 2.250%) due 12/15/24 §	477,273	479,427

		3,952,498

Industrial - 2.3%

Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	1,985,000	1,988,998
Berry Global Inc Term Q 3.823% (USD LIBOR + 2.000%) due 10/01/22 §	1,205,010	1,211,317
BWAY Corp Term B 4.958% (USD LIBOR + 3.250%) due 04/03/24 §	744,375	748,950
CIRCOR International Inc Term B 5.240% (USD LIBOR + 3.500%) due 12/11/24 §	997,500	1,001,657
Proampac PG Borrower LLC 5.303% (USD LIBOR + 3.500%) due 11/18/23 §	1,979,950	2,000,575
Reynolds Group Holdings Inc Term B 4.627% (USD LIBOR + 3.000%) due 02/05/23 §	2,704,968	2,721,874

		9,673,371

Technology - 0.5%

Tempo Acquisition LLC Term B 4.877% (USD LIBOR + 3.000%) due 05/01/24 §	1,994,975	2,006,197

Utilities - 0.9%

Calpine Construction Finance Co LP 4.377% (USD LIBOR + 2.500%) due 01/15/25 §	997,500	1,001,508
Talen Energy Supply LLC Term B-1 5.877% (USD LIBOR + 4.000%) due 07/06/23 §	1,483,766	1,461,509
Vistra Operations Co LLC Term B
4.377% (USD LIBOR + 2.500%)
due 08/04/23 §	1,206,161	1,215,810
Term C
4.377% (USD LIBOR + 2.500%)
due 08/04/23 §	214,286	216,000

		3,894,827

Total Senior Loan Notes (Cost $53,748,626)		53,924,505

ASSET-BACKED SECURITIES - 15.0%

Ally Auto Receivables Trust
2.480% due 05/16/22	535,000	530,191
3.020% due 09/15/23	1,000,000	991,606
ALM XII CLO Ltd (Cayman) 2.772% (USD LIBOR + 1.050%) due 04/16/27 § ~	3,000,000	3,000,696

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-6

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
American Express Credit Account Master Trust
2.157% (USD LIBOR + 0.380%)
due 02/18/25 §	$375,000	$377,857
2.350% due 05/15/25	1,500,000	1,468,847
AmeriCredit Automobile Receivables Trust
1.530% due 07/08/21	1,250,000	1,237,722
2.300% due 02/18/22	1,250,000	1,233,048
2.360% due 12/19/22	2,000,000	1,968,994
2.600% due 09/18/23	2,000,000	1,965,310
Babson CLO Ltd (Cayman) 3.284% (USD LIBOR + 1.550%) due 01/18/25 § ~	1,000,000	1,000,000
Birchwood Park CLO Ltd (Cayman) 2.900% (USD LIBOR + 1.180%) due 07/15/26 § ~	850,000	850,421
Capital Auto Receivables Asset Trust 2.110% due 03/22/21	250,000	247,745
Carlyle Global Market Strategies CLO (Cayman)
3.310% (USD LIBOR + 1.550%)
due 07/27/26 §	500,000	500,758
3.745% (USD LIBOR + 2.000%)
due 04/20/27 § ~	1,550,000	1,551,965
Chase Issuance Trust 1.270% due 07/15/21	1,300,000	1,279,094
CIFC Funding 2015-III Ltd (Cayman) 2.941% (USD LIBOR + 0.870%) due 04/19/29 § ~	3,000,000	2,984,580
Citibank Credit Card Issuance Trust
1.750% due 11/19/21	1,000,000	985,678
1.800% due 09/20/21	1,415,000	1,398,439
2.150% due 07/15/21	1,157,000	1,150,883
Dryden Senior Loan Fund ‘B’ (Cayman) 3.753% (USD LIBOR + 1.400%) due 04/18/31 § # ~	2,000,000	2,000,000
Ford Credit Auto Owner Trust
2.140% due 10/15/22	2,000,000	1,979,144
2.350% due 04/15/23	1,000,000	982,675
2.360% due 03/15/29 ~	3,000,000	2,918,608
2.500% due 05/15/24	1,750,000	1,720,376
OCP CLO Ltd (Cayman) 2.572% (USD LIBOR + 0.820%) due 10/26/27 § ~	2,000,000	1,999,533
Octagon Investment Partners 25 Ltd (Cayman) 2.704% (USD LIBOR + 0.800%) due 10/20/26 § ~	4,000,000	3,998,187
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	1,600,000	1,573,721
Regatta IV Funding CLO Ltd (Cayman) 2.765% (USD LIBOR + 1.020%) due 07/25/26 § ~	1,000,000	1,001,117
Santander Drive Auto Receivables Trust
2.080% due 02/16/21	650,000	648,519
2.660% due 11/15/21	500,000	499,003
SLC Student Loan Trust
2.235% (USD LIBOR + 0.110%)
due 03/15/27 §	1,588,249	1,582,704
2.819% (USD LIBOR + 0.875%)
due 11/25/42 §	508,803	515,358
3.725% (USD LIBOR + 1.600%)
due 12/15/32 §	479,314	496,262
SLM Private Credit Student Loan Trust
2.415% (USD LIBOR + 0.290%)
due 06/15/39 §	1,954,131	1,923,002
2.435% (USD LIBOR + 0.310%)
due 12/15/38 §	800,000	756,101
SLM Private Education Loan Trust 3.500% due 06/15/44 ~	720,000	722,542

	Principal Amount	Value
SLM Student Loan Trust
2.295% (USD LIBOR + 0.550%)
due 04/27/26 § ~	$449,072	$450,805
2.375% (USD LIBOR + 0.630%)
due 01/25/40 § ~	1,400,000	1,402,843
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	3,500,000	3,396,971
2.677% (USD LIBOR + 0.900%)
due 09/15/34 § ~	2,900,000	2,939,788
2.700% due 05/15/31 ~	982,498	969,164
3.227% (USD LIBOR + 1.450%)
due 02/17/32 § ~	700,000	719,485
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	500,000	489,673
Verizon Owner Trust
1.420% due 01/20/21 ~	250,000	248,067
2.060% due 09/20/21 ~	1,000,000	990,500
Washington Mill CLO Ltd (Cayman) 2.965% (USD LIBOR + 1.220%) due 04/20/26 § ~	500,000	500,553

Total Asset-Backed Securities (Cost $62,396,835)		62,148,535

U.S. TREASURY OBLIGATIONS - 1.4%

U.S. Treasury Notes - 1.4%

0.750% due 09/30/18	2,000,000	1,988,457
1.250% due 10/31/18	4,000,000	3,983,196

Total U.S. Treasury Obligations (Cost $5,979,577)		5,971,653

MUNICIPAL BONDS - 0.2%

Pennsylvania Higher Education Assistance Agency ‘A’ 2.645% (USD LIBOR + 0.900%) due 07/25/29 §	897,379	899,828

Total Municipal Bonds (Cost $899,061)		899,828

	Shares

SHORT-TERM INVESTMENT - 0.3%

Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio	1,055,441	1,055,441

Total Short-Term Investment (Cost $1,055,441)		1,055,441

TOTAL INVESTMENTS - 100.1% (Cost $418,089,982)		415,377,697

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(246,018)

NET ASSETS - 100.0%		$415,131,679

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-7

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	70.2%
Asset-Backed Securities	15.0%
Senior Loan Notes	13.0%
Others (each less than 3.0%)	1.9%

	101.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$291,377,735	$—	$291,377,735	$—
	Senior Loan Notes	53,924,505	—	53,924,505	—
	Asset-Backed Securities	62,148,535	—	62,148,535	—
	U.S. Treasury Obligations	5,971,653	—	5,971,653	—
	Municipal Bonds	899,828	—	899,828	—
	Short-Term Investment	1,055,441	1,055,441	—	—

	Total	$415,377,697	$1,055,441	$414,322,256	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-8

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2018

	Shares	Value
EXCHANGE-TRADED FUND - 0.2%

iShares iBoxx $ High Yield Corporate Bond	20,000	$1,712,800

Total Exchange-Traded Fund (Cost $1,701,478)		1,712,800

	Principal Amount
CORPORATE BONDS & NOTES - 46.9%

Basic Materials - 1.1%

Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	$2,000,000	1,933,061
Teck Resources Ltd (Canada) 6.000% due 08/15/40	3,000,000	3,105,000
Vale SA (Brazil) 5.625% due 09/11/42	2,250,000	2,386,125

		7,424,186

Communications - 5.2%

Alibaba Group Holding Ltd (China) 4.000% due 12/06/37	1,450,000	1,387,060
Amazon.com Inc 4.250% due 08/22/57 ~	2,000,000	2,000,058
AT&T Inc
4.750% due 05/15/46	2,400,000	2,335,935
4.900% due 08/14/37	2,500,000	2,526,189
5.250% due 03/01/37	2,000,000	2,119,265
Charter Communications Operating LLC 5.375% due 05/01/47	2,300,000	2,229,106
6.384% due 10/23/35	3,500,000	3,915,511
Sprint Corp 7.250% due 09/15/21	4,500,000	4,663,125
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	3,850,000	3,835,562
Tencent Holdings Ltd (China) 3.595% due 01/19/28 ~	2,700,000	2,587,340
Verizon Communications Inc 4.500% due 08/10/33	3,000,000	3,042,418
4.812% due 03/15/39	3,356,000	3,439,368
5.250% due 03/16/37	1,950,000	2,105,850

		36,186,787

Consumer, Cyclical - 8.3%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	4,450,725	4,499,905
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,669,802	1,664,584
Alimentation Couche-Tard Inc (Canada) 4.500% due 07/26/47 ~	3,000,000	2,931,258
American Airlines Pass-Through Trust ‘AA’ 3.575% due 07/15/29	4,640,650	4,603,014
3.600% due 03/22/29	2,806,410	2,783,398
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	700,934	704,439
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	3,295,184	3,426,827
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,791,021	2,846,563
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,428,050	1,417,411
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,750,000	2,832,500
Ford Motor Credit Co LLC 3.810% due 01/09/24	2,500,000	2,453,171

	Principal Amount	Value
General Motors Co 5.200% due 04/01/45	$3,000,000	$2,924,626
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,939,739	1,944,976
Kohl’s Corp 5.550% due 07/17/45	2,000,000	1,942,677
Lennar Corp 6.250% due 12/15/21 ~	2,500,000	2,656,250
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	2,500,000	2,537,500
Nordstrom Inc 5.000% due 01/15/44	2,000,000	1,882,740
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	1,952,500
Spirit Airlines Pass-Through Trust ‘A’ 4.100% due 10/01/29	627,790	628,293
Spirit Airlines Pass-Through Trust ‘AA’ 3.375% due 08/15/31	450,000	438,409
United Airlines Pass-Through Trust ‘B’ 3.650% due 04/07/27	1,800,000	1,755,124
4.750% due 10/11/23	4,273,661	4,347,595
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	2,678,804	2,767,204
Virgin Australia Pass-Through Trust ‘A’ (Australia) 5.000% due 04/23/25 ~	1,227,005	1,260,257

		57,201,221

Consumer, Non-Cyclical - 4.0%

Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	5,000,000	4,975,671
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 04/15/58	1,950,000	1,998,624
BAT Capital Corp (United Kingdom) 4.390% due 08/15/37 ~	4,500,000	4,479,255
Campbell Soup Co 3.950% due 03/15/25	5,000,000	4,981,229
CHS/Community Health Systems Inc 5.125% due 08/01/21	2,000,000	1,870,000
MEDNAX Inc 5.250% due 12/01/23 ~	2,000,000	2,015,000
Mylan Inc 4.550% due 04/15/28 ~	900,000	900,195
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	1,000,000	901,027
2.800% due 07/21/23	1,500,000	1,271,975
Valeant Pharmaceuticals International Inc 6.500% due 03/15/22 ~	4,500,000	4,663,125

		28,056,101

Energy - 9.3%

Andeavor Logistics LP 5.200% due 12/01/47	1,200,000	1,183,947
5.250% due 01/15/25	5,900,000	6,005,610
Colonial Pipeline Co 4.250% due 04/15/48 ~	750,000	747,495
Colorado Interstate Gas Co LLC 4.150% due 08/15/26 ~	1,050,000	1,028,552
Concho Resources Inc 4.875% due 10/01/47	1,200,000	1,277,666
EnLink Midstream Partners LP 5.450% due 06/01/47	4,000,000	3,936,170
EQT Corp 3.900% due 10/01/27	3,200,000	3,070,784
EQT Midstream Partners LP 4.125% due 12/01/26	2,500,000	2,402,401
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,500,000	2,425,853
Kinder Morgan Inc 4.300% due 03/01/28	3,550,000	3,542,514

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-9

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Marathon Oil Corp 4.400% due 07/15/27	$2,000,000	$2,033,145
5.200% due 06/01/45	3,000,000	3,161,182
MPLX LP 3.375% due 03/15/23	550,000	543,881
4.500% due 04/15/38	2,450,000	2,410,373
Nabors Industries Inc 5.500% due 01/15/23	900,000	884,349
NuStar Logistics LP 5.625% due 04/28/27	875,000	850,937
ONEOK Inc 4.000% due 07/13/27	1,300,000	1,282,322
4.950% due 07/13/47	2,650,000	2,694,565
Petrobras Global Finance BV (Brazil) 5.299% due 01/27/25 ~	3,500,000	3,460,625
7.250% due 03/17/44	1,150,000	1,175,875
7.375% due 01/17/27	2,000,000	2,169,000
Petroleos Mexicanos (Mexico) 5.350% due 02/12/28 ~	2,000,000	1,970,000
6.350% due 02/12/48 ~	2,100,000	2,039,625
6.500% due 03/13/27	2,200,000	2,352,350
Sabine Pass Liquefaction LLC 4.200% due 03/15/28	1,400,000	1,380,565
5.000% due 03/15/27	2,100,000	2,181,899
Southwestern Energy Co 6.700% due 01/23/25	2,500,000	2,437,500
Transcontinental Gas Pipe Line Co LLC 4.000% due 03/15/28 ~	850,000	831,172
Western Gas Partners LP 4.650% due 07/01/26	3,150,000	3,192,431
Williams Partners LP 4.850% due 03/01/48	1,800,000	1,785,659

		64,458,447

Financial - 12.8%

Ares Capital Corp 3.500% due 02/10/23	4,000,000	3,889,389
4.250% due 03/01/25	3,500,000	3,403,545
Bank of America Corp 4.183% due 11/25/27	2,350,000	2,332,637
4.200% due 08/26/24	5,000,000	5,073,287
4.250% due 10/22/26	3,500,000	3,526,094
Citigroup Inc 4.125% due 07/25/28	3,600,000	3,559,483
4.400% due 06/10/25	5,000,000	5,094,499
4.600% due 03/09/26	3,948,000	4,054,007
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	3,500,000	3,461,112
Healthcare Realty Trust Inc REIT 3.625% due 01/15/28	1,900,000	1,803,127
High Street Funding Trust I 4.111% due 02/15/28 ~	1,150,000	1,157,682
Hudson Pacific Properties LP REIT 3.950% due 11/01/27	3,500,000	3,358,915
Jefferies Finance LLC 7.375% due 04/01/20 ~	2,500,000	2,537,500
JPMorgan Chase & Co 4.125% due 12/15/26	4,000,000	4,024,617
Kilroy Realty LP REIT 3.450% due 12/15/24	2,400,000	2,331,012
Morgan Stanley 5.000% due 11/24/25	7,500,000	7,850,922
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,156,151
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	3,002,419
The Goldman Sachs Group Inc 3.272% due 09/29/25	2,000,000	1,925,966
3.500% due 11/16/26	8,000,000	7,711,033

	Principal Amount	Value
UDR Inc REIT 2.950% due 09/01/26	$2,000,000	$1,843,627
Ventas Realty LP REIT 3.500% due 02/01/25	4,450,000	4,337,212
Wells Fargo & Co 4.400% due 06/14/46	3,750,000	3,641,942
4.750% due 12/07/46	2,550,000	2,614,647
Welltower Inc REIT 4.000% due 06/01/25	3,000,000	3,000,596

		88,691,421

Industrial - 2.1%

Allegion US Holding Co Inc 3.550% due 10/01/27	3,500,000	3,338,580
Masco Corp 7.750% due 08/01/29	1,300,000	1,648,004
Novelis Corp 5.875% due 09/30/26 ~	2,000,000	1,975,000
6.250% due 08/15/24 ~	3,000,000	3,082,500
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	2,500,000	2,533,625
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,000,000	983,450
Standard Industries Inc 4.750% due 01/15/28 ~	875,000	827,706

		14,388,865

Technology - 0.8%

Apple Inc 3.750% due 09/12/47	3,250,000	3,143,197
Dell International LLC 6.020% due 06/15/26 ~	2,400,000	2,587,277

		5,730,474

Utilities - 3.3%

Calpine Corp 5.250% due 06/01/26 ~	3,500,000	3,390,625
5.750% due 01/15/25	2,000,000	1,835,000
Edison International 4.125% due 03/15/28	2,000,000	2,015,416
Exelon Corp 5.100% due 06/15/45	4,000,000	4,466,420
FirstEnergy Corp 4.850% due 07/15/47	3,000,000	3,162,466
IPALCO Enterprises Inc 3.700% due 09/01/24	3,500,000	3,429,169
Talen Energy Supply LLC 6.500% due 06/01/25	2,000,000	1,420,000
The Southern Co 3.250% due 07/01/26	3,300,000	3,139,388

		22,858,484

Total Corporate Bonds & Notes (Cost $327,858,147)		324,995,986

SENIOR LOAN NOTES - 17.8%

Basic Materials - 0.4%

PQ Corp Term B 4.291% (USD LIBOR + 2.500%) due 02/08/25 §	2,955,094	2,968,551

Communications - 3.4%

Altice US Finance I Corp Term B 4.127% (USD LIBOR + 2.250%) due 07/28/25 §	6,415,942	6,415,942
Avaya Inc Term B 6.536% (USD LIBOR + 4.750%) due 12/15/24 §	2,493,750	2,515,830

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-10

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Charter Communications Operating LLC Term B 3.880% (USD LIBOR + 2.000%) due 04/30/25 §	$997,500	$1,002,238
CSC Holdings LLC 4.036% (USD LIBOR + 2.250%) due 07/17/25 §	2,961,992	2,962,733
Frontier Communications Corp Term B-1 5.630% (USD LIBOR + 3.750%) due 06/15/24 §	4,962,500	4,906,672
Level 3 Parent LLC Term B 4.111% (USD LIBOR + 2.250%) due 02/22/24 §	2,500,000	2,506,445
Sprint Communications Inc Term B 4.438% (USD LIBOR + 2.500%) due 02/02/24 §	2,974,975	2,979,158

		23,289,018

Consumer, Cyclical - 4.5%

BJ’s Wholesale Club Inc Term B 5.191% (USD LIBOR + 3.750%) due 02/03/24 §	2,493,719	2,494,853
ClubCorp Holdings Inc Term B 5.552% (USD LIBOR + 3.250%) due 09/18/24 §	2,203,353	2,220,273
Federal-Mogul LLC Term C 5.555% (USD LIBOR + 3.750%) due 04/15/21 §	728,539	733,927
HD Supply Inc Term B-3 4.552% (USD LIBOR + 2.250%) due 08/13/21 §	2,205,356	2,222,240
Hilton Worldwide Finance LLC Term B-2 3.872% (USD LIBOR + 2.000%) due 10/25/23 §	3,999,111	4,025,469
Las Vegas Sands LLC Term B 3.627% (USD LIBOR + 1.750%) due 03/27/25 §	4,826,123	4,841,808
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 §	5,308,111	5,320,278
Nexeo Solutions LLC Term B 5.266% (USD LIBOR + 3.250%) due 06/09/23 §	1,965,200	1,990,378
SeaWorld Parks & Entertainment Inc Term B-5 5.302% (USD LIBOR + 3.000%) due 03/31/24 §	3,974,925	3,965,401
Univar USA Inc Term B-3 4.377% (USD LIBOR + 2.500%) due 07/01/24 §	3,415,812	3,441,697

		31,256,324

Consumer, Non-Cyclical - 1.8%

Albertson’s LLC Term B-4 4.627% (USD LIBOR + 2.750%) due 08/25/21 §	3,841,224	3,803,879
CHS/Community Health Systems Inc Term G 4.734% (USD LIBOR + 2.750%) due 12/31/19 §	2,000,000	1,955,000
Jaguar Holding Co II 4.600% (USD LIBOR + 2.500%) due 08/18/22 §	3,190,095	3,205,050
US Foods Inc Term B 4.377% (USD LIBOR + 2.500%) due 06/27/23 §	3,438,750	3,467,168

		12,431,097

Energy - 0.4%

Arch Coal Inc Term B 4.627% (USD LIBOR + 3.250%) due 03/07/24 §	2,977,444	2,990,470

	Principal Amount	Value

Financial - 1.3%

HUB International Ltd Term B 4.839% (USD LIBOR + 3.250%) due 10/02/20 §	$3,852,591	$3,876,670
USI Inc Term B 5.302% (USD LIBOR + 3.000%) due 05/16/24 §	3,980,000	3,996,167
VICI Properties 1 LLC REIT Term B 3.854% (USD LIBOR + 2.250%) due 12/15/24 §	954,545	958,854

		8,831,691

Industrial - 3.3%

Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	3,970,000	3,977,995
BWAY Corp Term B 4.958% (USD LIBOR + 3.250%) due 04/03/24 §	1,488,750	1,497,900
CIRCOR International Inc Term B 5.240% (USD LIBOR + 3.500%) due 12/11/24 §	1,995,000	2,003,313
Proampac PG Borrower LLC 5.303% (USD LIBOR + 3.500%) due 11/18/23 §	3,959,900	4,001,150
Reynolds Group Holdings Inc Term B 4.627% (USD LIBOR + 3.000%) due 02/05/23 §	5,495,720	5,530,068
TransDigm Inc
Term E 4.627% (USD LIBOR + 2.750%) due 05/14/22 §	1,942,642	1,952,052
Term F 4.773% (USD LIBOR + 2.750%) due 06/09/23 §	3,870,296	3,889,648

		22,852,126

Technology - 1.4%

First Data Corp
4.122% (USD LIBOR + 2.250%) due 07/10/22 §	3,206,671	3,214,887
4.122% (USD LIBOR + 2.250%) due 04/26/24 §	455,966	457,224
ON Semiconductor Corp Term B 3.877% (USD LIBOR + 2.000%) due 03/31/23 §	1,420,153	1,429,294
Solera LLC Term B 4.627% (USD LIBOR + 2.750%) due 03/03/23 §	2,651,361	2,662,547
Tempo Acquisition LLC Term B 4.877% (USD LIBOR + 3.000%) due 05/01/24 §	1,994,975	2,006,197

		9,770,149

Utilities - 1.3%

Calpine Construction Finance Co LP 4.377% (USD LIBOR + 2.500%) due 01/15/25 §	1,995,000	2,003,016
Talen Energy Supply LLC Term B-1 5.877% (USD LIBOR + 4.000%) due 07/06/23 §	3,955,056	3,895,730
Vistra Operations Co LLC
Term B 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	2,412,321	2,431,620
Term C 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	428,571	432,000

		8,762,366

Total Senior Loan Notes (Cost $122,690,156)		123,151,792

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-11

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 1.2%

Fannie Mae - 0.6%

2.500% due 04/01/33	$4,500,000	$4,407,201

Freddie Mac - 0.6%

2.500% due 04/01/33	4,000,000	3,915,217

Total Mortgage-Backed Securities (Cost $8,284,844)		8,322,418

ASSET-BACKED SECURITIES - 21.1%

ALM XII CLO Ltd (Cayman)
3.322% (USD LIBOR + 1.600%) due 04/16/27 § ~	1,900,000	1,903,077
3.772% (USD LIBOR + 2.050%) due 04/16/27 § ~	1,100,000	1,100,267
American Express Credit Account Master Trust 2.350% due 05/15/25	2,500,000	2,448,079
AmeriCredit Automobile Receivables Trust 1.980% due 12/20/21	1,000,000	989,577
2.240% due 06/19/23	950,000	936,381
2.300% due 02/18/22	2,500,000	2,466,096
2.400% due 05/18/22	1,850,000	1,831,563
2.690% due 06/19/23	1,050,000	1,036,454
2.710% due 08/18/22	1,500,000	1,482,583
Apidos CLO XV (Cayman) 2.845% (USD LIBOR + 1.100%) due 10/20/25 § ~	1,005,253	1,005,253
Atrium XI CLO (Cayman) 2.884% (USD LIBOR + 1.140%) due 10/23/25 § ~	1,250,000	1,250,962
BA Credit Card Trust 2.700% due 07/17/23	3,500,000	3,495,026
Babson CLO Ltd (Cayman) 3.284% (USD LIBOR + 1.550%) due 01/18/25 § ~	2,000,000	2,000,000
Birchwood Park CLO Ltd (Cayman) 2.900% (USD LIBOR + 1.180%) due 07/15/26 § ~	1,600,000	1,600,793
BlueMountain CLO Ltd (Cayman) 2.862% (USD LIBOR + 1.140%) due 10/15/26 § ~	2,500,000	2,503,554
Capital Auto Receivables Asset Trust 1.690% due 03/20/21	1,250,000	1,233,974
2.110% due 03/22/21	600,000	594,588
3.090% due 08/22/22 ~	1,600,000	1,602,400
Carlyle Global Market Strategies CLO Ltd (Cayman)
2.910% (USD LIBOR + 1.150%) due 07/27/26 § ~	1,500,000	1,502,126
3.310% (USD LIBOR + 1.550%) due 07/27/26 § ~	1,500,000	1,502,273
3.745% (USD LIBOR + 2.000%) due 04/20/27 § ~	2,975,000	2,978,772
CIFC Funding Ltd (Cayman)
2.941% (USD LIBOR + 0.870%) due 04/19/29 § ~	3,000,000	2,984,580
3.721% (USD LIBOR + 1.650%) due 04/19/29 § ~	1,805,000	1,794,287
Citibank Credit Card Issuance Trust 1.800% due 09/20/21	4,000,000	3,953,184
1.920% due 04/07/22	2,500,000	2,463,216
2.150% due 07/15/21	4,660,000	4,635,364
2.535% (USD LIBOR + 0.770%) due 05/14/29 §	6,000,000	6,066,760
Dryden Senior Loan Fund ‘B’ (Cayman) 3.753% (USD LIBOR + 1.400%) due 04/18/31 § # ~	1,600,000	1,600,000

	Principal Amount	Value
Ford Credit Auto Owner Trust 1.730% due 03/15/22	$850,000	$827,678
2.240% due 06/15/22	1,000,000	985,113
2.350% due 04/15/23	2,500,000	2,456,689
2.360% due 03/15/29 ~	6,000,000	5,837,216
3.190% due 07/15/31 ~	6,500,000	6,488,457
Navient Private Education Loan Trust 2.477% (USD LIBOR + 0.700%) due 09/16/24 § ~	1,049,428	1,052,273
Navient Student Loan Trust 2.472% (USD LIBOR + 0.600%) due 06/25/65 § ~	300,070	300,447
2.592% (USD LIBOR + 0.720%) due 03/25/67 § ~	4,000,000	4,013,618
Nelnet Student Loan Trust 2.502% (USD LIBOR + 0.630%) due 01/25/37 § ~	2,248,066	2,255,348
Oak Hill Credit Partners X CLO Ltd (Cayman) 2.875% (USD LIBOR + 1.130%) due 07/20/26 § ~	2,500,000	2,503,413
OCP CLO Ltd (Cayman) 2.572% (USD LIBOR + 0.820%) due 10/26/27 § ~	2,000,000	1,999,533
Octagon Investment Partners 25 Ltd (Cayman) 3.104% (USD LIBOR + 1.200%) due 10/20/26 § ~	2,000,000	2,001,891
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	4,000,000	3,934,304
Regatta IV Funding CLO Ltd (Cayman) 2.765% (USD LIBOR + 1.020%) due 07/25/26 § ~	2,000,000	2,002,234
Santander Drive Auto Receivables Trust 1.890% due 06/15/21	3,000,000	2,985,527
2.080% due 02/16/21	700,000	698,405
2.100% due 06/15/21	2,000,000	1,991,171
2.630% due 07/15/22	2,350,000	2,339,311
2.660% due 11/15/21	1,000,000	998,005
2.960% due 03/15/24	1,850,000	1,842,115
Securitized Term Auto Receivables Trust (Canada) 2.209% due 06/25/21 ~	1,000,000	986,095
SLM Private Credit Student Loan Trust ‘A’ 2.415% (USD LIBOR + 0.290%) due 06/15/39 §	3,908,262	3,846,004
SLM Student Loan Trust
1.855% (USD LIBOR + 0.110%) due 01/25/27 §	1,686,280	1,684,533
2.295% (USD LIBOR + 0.550%) due 10/25/64 § ~	5,000,000	4,965,200
SMB Private Education Loan Trust 2.340% due 09/15/34 ~	2,500,000	2,426,408
2.677% (USD LIBOR + 0.900%) due 09/15/34 § ~	4,600,000	4,663,111
2.700% due 05/15/31 ~	2,456,245	2,422,909
2.820% due 10/15/35 ~	4,150,000	4,061,524
2.880% due 09/15/34 ~	4,500,000	4,433,002
3.227% (USD LIBOR + 1.450%) due 02/17/32 § ~	1,850,000	1,901,497
3.500% due 02/15/36 ~	2,300,000	2,305,520
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	1,000,000	979,347
Verizon Owner Trust 1.420% due 01/20/21 ~	600,000	595,362
2.060% due 04/20/22 ~	2,000,000	1,974,439
Volvo Financial Equipment LLC 2.210% due 11/15/21 ~	1,250,000	1,233,479
Washington Mill CLO Ltd (Cayman) 2.965% (USD LIBOR + 1.220%) due 04/20/26 § ~	1,000,000	1,001,106

Total Asset-Backed Securities (Cost $146,498,298)		145,953,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-12

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 1.6%

Fannie Mae 1.875% due 09/18/18	$5,500,000	$5,497,239
Freddie Mac 1.250% due 10/02/19	5,500,000	5,420,696

Total U.S. Government Agency Issues (Cost $11,009,983)		10,917,935

U.S. TREASURY OBLIGATIONS - 9.4%

U.S. Treasury Bonds - 1.6%

2.250% due 08/15/46	4,050,000	3,480,805
2.500% due 02/15/45	2,000,000	1,822,679
2.500% due 02/15/46	3,500,000	3,179,215
2.500% due 05/15/46	3,000,000	2,722,218

		11,204,917

U.S. Treasury Notes - 7.8%

0.750% due 10/31/18	3,450,000	3,425,938
1.125% due 03/31/20	5,000,000	4,885,805
1.125% due 04/30/20	1,500,000	1,464,065
1.250% due 01/31/19	4,500,000	4,469,078
1.250% due 07/31/23	5,000,000	4,665,837
1.375% due 08/31/23	4,000,000	3,752,474
1.375% due 09/30/23	4,500,000	4,215,164
1.500% due 10/31/19	4,000,000	3,953,272
1.500% due 08/15/26	1,500,000	1,360,654
1.625% due 07/31/20	5,500,000	5,411,663
1.625% due 02/15/26	2,000,000	1,844,253
1.625% due 05/15/26	5,000,000	4,596,791
1.875% due 10/31/22	3,000,000	2,914,010
2.000% due 10/31/21	3,000,000	2,951,553
2.125% due 12/31/21	4,500,000	4,443,280

		54,353,837

Total U.S. Treasury Obligations (Cost $66,975,209)		65,558,754

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 2.8%

Chile Government (Chile) 2.250% due 10/30/22	$3,750,000	$3,601,875
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	2,900,000	2,863,628
Mexico Government (Mexico) 3.750% due 01/11/28	5,538,000	5,362,169
4.350% due 01/15/47	2,000,000	1,832,760
Province of British Columbia (Canada) 2.000% due 10/23/22	3,000,000	2,892,906
Province of Ontario (Canada) 1.650% due 09/27/19	3,000,000	2,964,690

Total Foreign Government Bonds & Notes (Cost $19,988,219)		19,518,028

	Shares
SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio	5,270,156	5,270,156

Total Short-Term Investment (Cost $5,270,156)		5,270,156

TOTAL INVESTMENTS - 101.8% (Cost $710,276,490)		705,401,342

OTHER ASSETS & LIABILITIES, NET - (1.8%)		(12,418,979)

NET ASSETS - 100.0%		$692,982,363

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	46.9%
Asset-Backed Securities	21.1%
Senior Loan Notes	17.8%
U.S. Treasury Obligations	9.4%
Others (each less than 3.0%)	6.6%

	101.8%
Other Assets & Liabilities, Net	(1.8%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Fund	$1,712,800	$1,712,800	$—	$—
	Corporate Bonds & Notes	324,995,986	—	324,995,986	—
	Senior Loan Notes	123,151,792	—	123,151,792	—
	Mortgage-Backed Securities	8,322,418	—	8,322,418	—
	Asset-Backed Securities	145,953,473	—	145,953,473	—
	U.S. Government Agency Issues	10,917,935	—	10,917,935	—
	U.S. Treasury Obligations	65,558,754	—	65,558,754	—
	Foreign Government Bonds & Notes	19,518,028	—	19,518,028	—
	Short-Term Investment	5,270,156	5,270,156	—	—

	Total	$705,401,342	$6,982,956	$698,418,386	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-13

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 5.1%

Basic Materials - 0.3%

Constellium NV ‘A’ (Netherlands) *	153,655	$1,667,157

Consumer, Cyclical - 1.0%

Cedar Fair LP	17,299	1,105,060
Las Vegas Sands Corp	17,710	1,273,349
Modular Space Holdings Inc * ±	40,245	719,379
Mohawk Industries Inc *	6,772	1,572,594
Six Flags Entertainment Corp	15,667	975,427

		5,645,809

Energy - 1.2%

Concho Resources Inc *	8,270	1,243,229
Continental Resources Inc *	20,750	1,223,212
Diamondback Energy Inc *	10,300	1,303,156
Pioneer Natural Resources Co	7,350	1,262,583
WPX Energy Inc *	83,210	1,229,844

		6,262,024

Financial - 1.4%

Bank of America Corp	39,630	1,188,504
Citigroup Inc	18,432	1,244,160
JPMorgan Chase & Co	11,000	1,209,670
The Goldman Sachs Group Inc	6,042	1,521,738
The PNC Financial Services Group Inc	7,650	1,156,986
Wells Fargo & Co	22,350	1,171,363

		7,492,421

Industrial - 1.2%

ADT Inc	118,860	942,560
Allegion PLC	20,040	1,709,212
Berry Global Group Inc *	19,000	1,041,390
Crown Holdings Inc *	24,880	1,262,660
Xylem Inc	20,309	1,562,168

		6,517,990

Total Common Stocks (Cost $24,484,502)		27,585,401

EXCHANGE-TRADED FUNDS - 2.0%

iShares iBoxx $ High Yield Corporate Bond	40,000	3,425,600
SPDR Bloomberg Barclays High Yield Bond	100,000	3,585,000
SPDR S&P 500 Trust	14,000	3,684,100

Total Exchange-Traded Funds (Cost $10,581,257)		10,694,700

	Principal Amount

CORPORATE BONDS & NOTES - 66.5%

Basic Materials - 3.3%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$2,600,000	2,814,500
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	3,125,000	3,074,219
Constellium NV (Netherlands) 5.750% due 05/15/24 ~	375,000	369,375
5.875% due 02/15/26 ~	250,000	246,875
6.625% due 03/01/25 ~	1,250,000	1,268,750
Corp Nacional del Cobre de Chile (Chile) 3.625% due 08/01/27 ~	3,000,000	2,921,370
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	1,400,000	1,421,726

	Principal Amount	Value
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	$3,750,000	$3,624,490
Hexion Inc 6.625% due 04/15/20	1,350,000	1,265,625
10.375% due 02/01/22 ~	625,000	607,812

		17,614,742

Communications - 5.4%

Alibaba Group Holding Ltd (China) 3.400% due 12/06/27	1,350,000	1,281,942
AT&T Inc 4.900% due 08/14/37	100,000	101,048
5.450% due 03/01/47	2,000,000	2,127,178
CCO Holdings LLC 5.875% due 04/01/24 ~	900,000	918,000
Cequel Communications Holdings I LLC 7.500% due 04/01/28 ~	375,000	385,312
Charter Communications Operating LLC 3.750% due 02/15/28	1,500,000	1,380,211
4.200% due 03/15/28	1,500,000	1,437,713
6.384% due 10/23/35	500,000	559,359
CSC Holdings LLC 5.375% due 02/01/28 ~	350,000	331,481
10.125% due 01/15/23 ~	400,000	445,000
10.875% due 10/15/25 ~	1,000,000	1,177,490
DISH DBS Corp 5.875% due 11/15/24	3,200,000	2,864,000
Frontier Communications Corp 8.500% due 04/01/26 ~	575,000	559,187
11.000% due 09/15/25	1,375,000	1,037,266
Radiate Holdco LLC 6.875% due 02/15/23 ~	2,175,000	2,115,187
Sprint Communications Inc 6.000% due 11/15/22	350,000	344,312
Sprint Corp 7.250% due 09/15/21	4,375,000	4,533,594
7.625% due 02/15/25	3,090,000	3,047,512
7.625% due 03/01/26	775,000	758,531
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	175,000	174,344
Townsquare Media Inc 6.500% due 04/01/23 ~	1,250,000	1,179,687
Verizon Communications Inc 4.500% due 08/10/33	2,500,000	2,535,348

		29,293,702

Consumer, Cyclical - 12.4%

Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	857,139	856,068
Air Canada Pass-Through Trust ‘C’ (Canada) 5.000% due 03/15/20 ~	750,000	760,125
American Airlines Pass-Through Trust ‘A’ 4.100% due 07/15/29	1,392,147	1,399,734
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	1,260,948	1,309,809
American Axle & Manufacturing Inc 6.250% due 04/01/25	1,250,000	1,251,562
6.250% due 03/15/26	1,075,000	1,069,302
6.500% due 04/01/27	525,000	526,969
Aramark Services Inc 5.000% due 04/01/25 ~	2,500,000	2,525,750
AV Homes Inc 6.625% due 05/15/22	2,000,000	2,045,440
Beazer Homes USA Inc 5.875% due 10/15/27	2,475,000	2,304,844
7.250% due 02/01/23	71,000	73,751
Boyne USA Inc 7.250% due 05/01/25 ~	175,000	180,469
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	2,475,000	2,378,920

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-14

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Carrols Restaurant Group Inc 8.000% due 05/01/22	$750,000	$783,750
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	2,600,000	2,528,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,250,000	2,317,500
Ford Motor Co 4.346% due 12/08/26	250,000	247,284
Ford Motor Credit Co LLC 3.810% due 01/09/24	2,000,000	1,962,537
3.815% due 11/02/27	3,000,000	2,823,870
4.250% due 09/20/22	1,250,000	1,269,917
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	1,275,000	1,358,672
General Motors Financial Co Inc 3.200% due 07/06/21	1,550,000	1,537,468
4.375% due 09/25/21	1,500,000	1,542,966
Golden Nugget Inc 6.750% due 10/15/24 ~	2,725,000	2,752,250
8.750% due 10/01/25 ~	1,450,000	1,508,000
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	1,850,000	1,972,562
L Brands Inc 5.250% due 02/01/28	2,175,000	2,052,656
Lennar Corp 4.750% due 11/29/27 ~	1,575,000	1,515,937
6.250% due 12/15/21 ~	415,000	440,937
6.625% due 05/01/20 ~	750,000	795,937
8.375% due 01/15/21 ~	500,000	556,250
Live Nation Entertainment Inc 5.625% due 03/15/26 ~	250,000	253,750
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	1,450,000	1,471,750
Mattel Inc 3.150% due 03/15/23	925,000	788,562
5.450% due 11/01/41	1,925,000	1,579,077
6.750% due 12/31/25 ~	850,000	833,170
MGM Resorts International 6.750% due 10/01/20	1,150,000	1,224,750
7.750% due 03/15/22	2,000,000	2,232,500
Mohawk Industries Inc 3.850% due 02/01/23	480,000	487,231
Norwegian Air Shuttle ASA Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	354,298	369,798
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,250,000	2,196,562
Tesla Inc 5.300% due 08/15/25 ~	2,650,000	2,322,062
The Men’s Wearhouse Inc 7.000% due 07/01/22	2,250,000	2,323,125
Viking Cruises Ltd 5.875% due 09/15/27 ~	725,000	688,750
VOC Escrow Ltd 5.000% due 02/15/28 ~	725,000	692,375
Wyndham Hotels & Resorts Inc 5.375% due 04/15/26 ~	1,100,000	1,113,750
Wyndham Worldwide Corp 3.900% due 03/01/23	350,000	341,084
4.150% due 04/01/24	1,750,000	1,747,060
5.625% due 03/01/21	1,250,000	1,310,972

		66,626,064

Consumer, Non-Cyclical - 8.1%

Ahern Rentals Inc 7.375% due 05/15/23 ~	2,900,000	2,834,750
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	2,000,000	1,990,268
B&G Foods Inc 5.250% due 04/01/25	700,000	653,625

	Principal Amount	Value
BAT Capital Corp (United Kingdom) 3.222% due 08/15/24 ~	$2,200,000	$2,123,161
Charles River Laboratories International Inc 5.500% due 04/01/26 ~	725,000	738,594
CHS/Community Health Systems Inc 5.125% due 08/01/21	2,750,000	2,571,250
CVS Health Corp 4.300% due 03/25/28	1,350,000	1,361,019
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	800,000	808,000
HCA Inc 5.250% due 04/15/25	2,425,000	2,484,897
Herc Rentals Inc 7.500% due 06/01/22 ~	1,068,000	1,145,430
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	506,875
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	775,000	801,544
JBS USA LUX SA (Brazil) 5.750% due 06/15/25 ~	500,000	468,750
5.875% due 07/15/24 ~	425,000	416,096
7.250% due 06/01/21 ~	1,575,000	1,596,656
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	625,000	608,594
5.875% due 09/30/27 ~	1,100,000	1,036,750
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	2,858,000	3,104,502
Reynolds American Inc (United Kingdom) 4.450% due 06/12/25	1,500,000	1,544,498
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	1,750,000	1,690,706
Tenet Healthcare Corp 4.625% due 07/15/24 ~	875,000	844,375
5.125% due 05/01/25 ~	500,000	482,500
7.500% due 01/01/22 ~	125,000	132,187
Teva Pharmaceutical Finance Co BV (Israel) 3.650% due 11/10/21	1,340,000	1,262,000
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	1,000,000	901,027
6.000% due 04/15/24 ~	350,000	340,183
The ADT Corp 6.250% due 10/15/21	2,550,000	2,671,125
TMS International Corp 7.250% due 08/15/25 ~	2,300,000	2,403,500
Valeant Pharmaceuticals International Inc 5.500% due 11/01/25 ~	25,000	24,431
5.625% due 12/01/21 ~	1,350,000	1,294,312
5.875% due 05/15/23 ~	900,000	802,125
7.250% due 07/15/22 ~	750,000	752,812
7.500% due 07/15/21 ~	2,400,000	2,427,000
9.000% due 12/15/25 ~	350,000	349,125
9.250% due 04/01/26 ~	375,000	374,531

		43,547,198

Energy - 12.0%

Andeavor Logistics LP 5.250% due 01/15/25	3,825,000	3,893,467
Callon Petroleum Co 6.125% due 10/01/24	1,350,000	1,387,530
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	250,000	249,063
5.875% due 03/31/25	2,150,000	2,257,500
7.000% due 06/30/24	1,000,000	1,110,000
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	1,425,000	1,408,969
Chesapeake Energy Corp 8.000% due 12/15/22 ~	311,000	329,271
8.000% due 01/15/25 ~	1,400,000	1,358,000
8.000% due 06/15/27 ~	275,000	263,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-15

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Denbury Resources Inc 5.500% due 05/01/22	$500,000	$398,750
9.250% due 03/31/22 ~	1,625,000	1,663,594
Diamondback Energy Inc 5.375% due 05/31/25 ~	1,675,000	1,703,056
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	1,575,000	1,571,063
5.750% due 01/30/28 ~	750,000	750,000
Energy Transfer LP 4.050% due 03/15/25	1,200,000	1,178,044
4.750% due 01/15/26	500,000	506,066
EnLink Midstream Partners LP 4.400% due 04/01/24	2,500,000	2,498,559
EP Energy LLC 8.000% due 02/15/25 ~	2,150,000	1,445,875
Halcon Resources Corp 6.750% due 02/15/25	3,125,000	3,085,938
6.750% due 02/15/25 ~	725,000	711,406
Kinder Morgan Inc 4.300% due 03/01/28	4,100,000	4,091,354
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	1,250,000	1,050,000
6.500% due 01/15/25 ~	275,000	267,781
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	2,050,000	2,075,010
NuStar Logistics LP 5.625% due 04/28/27	1,575,000	1,531,688
Parsley Energy LLC 5.375% due 01/15/25 ~	1,125,000	1,127,813
5.625% due 10/15/27 ~	150,000	150,375
Petrobras Global Finance BV (Brazil) 7.375% due 01/17/27	1,750,000	1,897,875
Petroleos Mexicanos (Mexico) 6.500% due 03/13/27	1,350,000	1,443,488
Precision Drilling Corp (Canada) 7.750% due 12/15/23	1,125,000	1,174,219
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,525,000	2,715,532
Sanchez Energy Corp 6.125% due 01/15/23	1,025,000	752,734
7.250% due 02/15/23 ~	2,075,000	2,090,563
SemGroup Corp 6.375% due 03/15/25	1,500,000	1,440,000
7.250% due 03/15/26	275,000	275,688
SESI LLC 7.125% due 12/15/21	1,700,000	1,734,000
Southwestern Energy Co 7.500% due 04/01/26	2,150,000	2,182,250
7.750% due 10/01/27	500,000	511,250
Sunoco Logistics Partners Operations LP 4.000% due 10/01/27	1,200,000	1,138,227
Targa Resources Partners LP 5.000% due 01/15/28 ~	650,000	622,375
5.125% due 02/01/25	1,050,000	1,048,688
5.375% due 02/01/27	200,000	200,000
Ultra Resources Inc 7.125% due 04/15/25 ~	100,000	82,375
USA Compression Partners LP 6.875% due 04/01/26 ~	1,375,000	1,399,063
Western Gas Partners LP 4.500% due 03/01/28	1,000,000	1,003,330
4.650% due 07/01/26	1,500,000	1,520,206
Whiting Petroleum Corp 6.250% due 04/01/23	2,475,000	2,512,125
6.625% due 01/15/26 ~	750,000	756,563

		64,564,036

	Principal Amount	Value
Financial - 11.4%

AerCap Ireland Capital DAC (Netherlands) 3.300% due 01/23/23	$1,850,000	$1,800,557
3.950% due 02/01/22	750,000	753,603
5.000% due 10/01/21	250,000	260,389
Air Lease Corp 3.625% due 04/01/27	1,500,000	1,431,920
3.750% due 02/01/22	1,750,000	1,766,626
4.250% due 09/15/24	1,000,000	1,014,673
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	1,800,000	1,696,500
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	500,000	505,000
Bank of America Corp 2.741% (USD LIBOR + 1.000%) due 04/24/23 §	2,000,000	2,015,443
3.366% due 01/23/26	1,000,000	973,147
4.200% due 08/26/24	2,500,000	2,536,643
BOC Aviation Ltd (Singapore) 3.500% due 09/18/27 ~	4,000,000	3,717,544
Citigroup Inc 2.705% (USD LIBOR + 0.960%) due 04/25/22 §	3,000,000	3,018,989
4.400% due 06/10/25	1,500,000	1,528,350
Credit Suisse Group AG (Switzerland) 3.574% due 01/09/23 ~	2,000,000	1,989,362
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	2,100,000	2,048,130
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	1,625,000	1,625,000
Jefferies Finance LLC 6.875% due 04/15/22 ~	500,000	497,500
7.375% due 04/01/20 ~	2,000,000	2,030,000
7.500% due 04/15/21 ~	2,000,000	2,032,500
JPMorgan Chase & Co 2.972% due 01/15/23	2,000,000	1,962,365
3.125% due 01/23/25	1,100,000	1,061,046
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	275,000	284,625
Morgan Stanley 3.011% (USD LIBOR + 1.220%) due 05/08/24 §	2,000,000	2,033,499
3.591% due 07/22/28	4,000,000	3,870,929
3.772% due 01/24/29	1,050,000	1,034,272
5.000% due 11/24/25	2,000,000	2,093,579
Springleaf Finance Corp 6.125% due 05/15/22	1,700,000	1,736,720
6.875% due 03/15/25	575,000	578,594
The Goldman Sachs Group Inc 2.350% due 11/15/21	2,000,000	1,929,711
2.741% (USD LIBOR + 1.000%) due 07/24/23 §	3,000,000	3,001,801
3.272% due 09/29/25	2,500,000	2,407,458
3.500% due 11/16/26	1,000,000	963,879
3.750% due 02/25/26	1,300,000	1,278,706
UBS Group Funding Switzerland AG (Switzerland) 3.140% (USD LIBOR + 1.220%) due 05/23/23 § ~	2,000,000	2,033,973
UDR Inc REIT 3.500% due 01/15/28	2,000,000	1,914,938

		61,427,971

Industrial - 11.3%

Apex Tool Group LLC 9.000% due 02/15/23 ~	2,425,000	2,431,063
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23	2,050,000	2,129,438

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-16

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Ardagh Packaging Finance PLC (Ireland) 6.000% due 02/15/25 ~	$750,000	$755,625
7.250% due 05/15/24 ~	1,400,000	1,494,500
Bombardier Inc (Canada) 7.500% due 03/15/25 ~	600,000	618,750
8.750% due 12/01/21 ~	1,700,000	1,872,125
Brand Industrial Services Inc 8.500% due 07/15/25 ~	2,425,000	2,540,188
BWAY Holding Co 5.500% due 04/15/24 ~	1,350,000	1,361,813
7.250% due 04/15/25 ~	2,900,000	2,965,250
Cloud Crane LLC 10.125% due 08/01/24 ~	3,300,000	3,663,000
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	4,290,000	4,322,175
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	1,650,000	1,636,594
Itron Inc 5.000% due 01/15/26 ~	3,125,000	3,086,875
JPW Industries Holding Corp 9.000% due 10/01/24 ~	1,635,000	1,718,794
Masco Corp 3.500% due 04/01/21	1,075,000	1,080,880
7.750% due 08/01/29	4,110,000	5,210,227
New Enterprise Stone & Lime Co Inc 6.250% due 03/15/26 ~	750,000	752,813
10.125% due 04/01/22 ~	2,600,000	2,801,500
Novelis Corp 5.875% due 09/30/26 ~	1,975,000	1,950,313
6.250% due 08/15/24 ~	1,400,000	1,438,500
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	2,050,000	2,016,073
5.500% due 02/15/24 ~	450,000	437,625
Penske Truck Leasing Co LP 3.200% due 07/15/20 ~	1,500,000	1,502,766
3.300% due 04/01/21 ~	1,000,000	1,002,227
Pisces Midco Inc 8.000% due 04/15/26 ~	175,000	177,625
Standard Industries Inc 4.750% due 01/15/28 ~	4,100,000	3,878,395
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	1,750,000	1,748,906
TransDigm Inc 6.500% due 07/15/24	1,000,000	1,027,500
US Concrete Inc 6.375% due 06/01/24	2,025,000	2,111,063
Zekelman Industries Inc 9.875% due 06/15/23 ~	2,785,000	3,070,463

		60,803,066

Technology - 1.0%

Dell International LLC 5.450% due 06/15/23 ~	1,000,000	1,060,832
5.875% due 06/15/21 ~	200,000	205,250
6.020% due 06/15/26 ~	250,000	269,508
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21	1,550,000	1,571,313
Infor US Inc 6.500% due 05/15/22	250,000	255,625
NXP BV (Netherlands) 3.875% due 09/01/22 ~	550,000	547,250
4.625% due 06/01/23 ~	1,500,000	1,530,450

		5,440,228

Utilities - 1.6%

Calpine Corp 5.250% due 06/01/26 ~	2,200,000	2,131,250
5.875% due 01/15/24 ~	1,500,000	1,518,450
Dynegy Inc 7.625% due 11/01/24	800,000	867,000
8.125% due 01/30/26 ~	500,000	553,750

	Principal Amount	Value
NRG Energy Inc 7.250% due 05/15/26	$2,675,000	$2,848,875
Talen Energy Supply LLC 6.500% due 09/15/24 ~	500,000	352,500
6.500% due 06/01/25	800,000	568,000

		8,839,825

Total Corporate Bonds & Notes (Cost $362,012,244)		358,156,832

SENIOR LOAN NOTES - 22.2%

Basic Materials - 0.4%

INEOS US Finance LLC Term B (Luxembourg) 3.877% (USD LIBOR + 2.000%) due 03/31/24 §	1,995,000	2,003,104

Communications - 2.2%

Altice US Finance I Corp Term B 4.127% (USD LIBOR + 2.250%) due 07/28/25 §	2,460,008	2,460,008
CSC Holdings LLC 4.036% (USD LIBOR + 2.250%) due 07/17/25 §	651,328	651,491
Term B 4.277% (USD LIBOR + 2.500%) due 01/25/26 §	2,500,000	2,503,515
Frontier Communications Corp Term B-1 5.630% (USD LIBOR + 3.750%) due 06/15/24 §	3,476,237	3,437,130
Sprint Communications Inc Term B 4.438% (USD LIBOR + 2.500%) due 02/02/24 §	2,479,975	2,483,462

		11,535,606

Consumer, Cyclical - 4.5%

Caesars Resort Collection LLC Term B 4.627% (USD LIBOR + 2.750%) due 12/22/24 §	4,987,500	5,027,131
CEC Entertainment Inc Term B 5.127% (USD LIBOR + 3.250%) due 02/14/21 §	2,691,644	2,551,679
ClubCorp Holdings Inc Term B 5.552% (USD LIBOR + 3.250%) due 09/18/24 §	3,427,438	3,453,758
Neiman Marcus Group Ltd LLC 4.941% (USD LIBOR + 3.250%) due 10/25/20 §	2,459,719	2,131,499
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 §	3,965,767	3,974,857
Petco Animal Supplies Inc Term B-1 4.772% (USD LIBOR + 3.250%) due 01/26/23 §	2,954,849	2,177,969
PetSmart Inc Term B 4.680% (USD LIBOR + 3.000%) due 03/11/22 §	1,949,875	1,569,649
SeaWorld Parks & Entertainment Inc Term B-5 5.302% (USD LIBOR + 3.000%) due 03/31/24 §	3,476,178	3,467,849

		24,354,391

Consumer, Non-Cyclical - 1.3%

Jaguar Holding Co II 4.600% (USD LIBOR + 2.500%) due 08/18/22 §	3,423,360	3,439,408
Prime Security Services Borrower LLC Term B 4.627% (USD LIBOR + 2.750%) due 05/02/22 §	3,475,003	3,505,649

		6,945,057

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-17

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Energy - 0.5%

Arch Coal Inc Term B 4.627% (USD LIBOR + 3.250%) due 03/07/24 §	$2,481,203	$2,492,058

Financial - 2.0%

USI Inc Term B 5.302% (USD LIBOR + 3.000%) due 05/16/24 §	3,980,000	3,996,167
VF Holdings Corp 5.127% (USD LIBOR + 3.250%) due 06/17/23 §	3,956,159	3,993,248
VICI Properties 1 LLC Term B 3.854% (USD LIBOR + 2.250%) due 12/15/24 §	2,863,636	2,876,563

		10,865,978

Industrial - 8.3%

Advanced Disposal Services Inc Term B 3.981% (USD LIBOR + 2.750%) due 11/10/23 §	2,971,819	2,984,408
Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	2,981,231	2,987,235
Brand Industrial Services Inc 6.001% (USD LIBOR + 4.250%) due 06/21/24 §	3,979,950	4,017,537
BWAY Corp Term B 4.958% (USD LIBOR + 3.250%) due 04/03/24 §	3,229,356	3,249,204
Crosby US Acquisition Corp 4.904% (USD LIBOR + 3.000%) due 11/22/20 §	1,193,766	1,175,561
(2nd Lien) 7.904% (USD LIBOR + 6.000%) due 11/22/21 §	1,150,000	1,115,500
CROWN Americas LLC Term B due 04/03/25 ¥	3,500,000	3,534,689
EWT Holdings III Corp 5.302% (USD LIBOR + 3.000%) due 12/20/24 §	2,805,451	2,829,124
Flex Acquisition Co Inc 4.695% (USD LIBOR + 3.250%) due 12/29/23 §	1,985,000	1,996,787
Gates Global LLC Term B-2 5.052% (USD LIBOR + 3.000%) due 03/31/24 §	3,899,470	3,926,037
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 6.127% (USD LIBOR + 4.250%) due 06/30/22 §	2,985,000	2,884,256
North American Lifting Holdings Inc (2nd Lien) 11.302% (USD LIBOR + 9.000%) due 11/27/21 § ±	2,000,000	1,690,000
Proampac PG Borrower LLC 5.303% (USD LIBOR + 3.500%) due 11/18/23 §	1,975,000	1,995,574
(2nd Lien) 10.354% (USD LIBOR + 8.500%) due 10/18/24 §	500,000	509,375
Reynolds Group Holdings Inc Term B 4.627% (USD LIBOR + 3.000%) due 02/05/23 §	4,187,617	4,213,790

	Principal Amount	Value
TransDigm Inc
Term E 4.627% (USD LIBOR + 2.750%) due 05/14/22 §	$2,977,741	$2,992,165
Term F 4.773% (USD LIBOR + 2.750%) due 06/09/23 §	982,309	987,220
Term G 4.707% (USD LIBOR + 2.500%) due 08/22/24 §	1,492,500	1,499,133

		44,587,595

Technology - 2.1%

First Data Corp 4.122% (USD LIBOR + 2.250%) due 07/10/22 §	1,374,288	1,377,809
4.122% (USD LIBOR + 2.250%) due 04/26/24 §	2,500,000	2,506,900
Kronos Inc (2nd Lien) 10.023% (USD LIBOR + 8.250%) due 11/01/24 §	1,500,000	1,559,375
Solera LLC Term B 4.627% (USD LIBOR + 2.750%) due 03/03/23 §	3,949,622	3,966,286
Tempo Acquisition LLC Term B 4.877% (USD LIBOR + 3.000%) due 05/01/24 §	1,985,000	1,996,166

		11,406,536

Utilities - 0.9%

Calpine Construction Finance Co LP 4.377% (USD LIBOR + 2.500%) due 01/15/25 §	2,992,500	3,004,524
Talen Energy Supply LLC Term B-1 5.877% (USD LIBOR + 4.000%) due 07/06/23 §	1,984,962	1,955,188

		4,959,712

Total Senior Loan Notes (Cost $119,972,681)		119,150,037

MORTGAGE-BACKED SECURITIES - 0.7%

Fannie Mae - 0.4%

2.500% due 04/01/33	2,000,000	1,958,756

Freddie Mac - 0.3%

2.500% due 04/01/33	2,000,000	1,957,608

Total Mortgage-Backed Securities (Cost $3,898,750)		3,916,364

ASSET-BACKED SECURITIES - 1.9%

ALM XII Ltd (Cayman) 3.322% (USD LIBOR + 1.600%) due 04/16/27 § ~	900,000	901,457
3.772% (USD LIBOR + 2.050%) due 04/16/27 § ~	600,000	600,146
Babson CLO Ltd (Cayman) 3.284% (USD LIBOR + 1.550%) due 01/18/25 § ~	1,000,000	1,000,000
Birchwood Park CLO Ltd (Cayman) 2.900% (USD LIBOR + 1.180%) due 07/15/26 § ~	700,000	700,347
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.745% (USD LIBOR + 2.000%) due 04/20/27 § ~	1,200,000	1,201,522

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-18

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
CIFC Funding 2015-III Ltd (Cayman) 3.721% (USD LIBOR + 1.650%) due 04/19/29 § ~	$1,100,000	$1,093,472
Dryden Senior Loan Fund ‘B’ (Cayman) 3.753% (USD LIBOR + 1.400%) due 04/18/31 § # ~	2,600,000	2,600,000
SLM Private Credit Student Loan Trust 2.415% (USD LIBOR + 0.290%) due 06/15/39 §	1,954,131	1,923,002

		10,019,946

Total Asset-Backed Securities (Cost $9,904,976)		10,019,946

FOREIGN GOVERNMENT BONDS & NOTES - 1.0%

Mexico Government (Mexico) 3.750% due 01/11/28	2,738,419	2,662,688
4.600% due 02/10/48	2,990,977	2,848,500

Total Foreign Government Bonds & Notes (Cost $5,729,396)		5,511,188

	Shares

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio	11,320,016	11,320,016

Total Short-Term Investment (Cost $11,320,016)		11,320,016

TOTAL INVESTMENTS - 101.5% (Cost $547,903,822)		546,354,484

OTHER ASSETS & LIABILITIES, NET - (1.5%)		(7,935,688)

NET ASSETS - 100.0%		$538,418,796

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	66.5%
Senior Loan Notes	22.2%
Common Stocks	5.1%
Others (each less than 3.0%)	7.7%

	101.5%
Other Assets & Liabilities, Net	(1.5%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco LLC	$1,492,500	$1,482,756	($9,744)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$27,585,401	$26,866,022	$—	$719,379
	Exchange-Traded Funds	10,694,700	10,694,700	—	—
	Corporate Bonds & Notes	358,156,832	—	358,156,832	—
	Senior Loan Notes	119,150,037	—	117,460,037	1,690,000
	Mortgage-Backed Securities	3,916,364	—	3,916,364	—
	Asset-Backed Securities	10,019,946	—	10,019,946	—
	Foreign Government Bonds & Notes	5,511,188	—	5,511,188	—
	Short-Term Investment	11,320,016	11,320,016	—	—
	Unfunded Loan Commitment	1,482,756	—	1,482,756	—

	Total	$547,837,240	$48,880,738	$496,547,123	$2,409,379

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-19

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.5%

Communications - 0.7%

Sprint Corp
7.250% due 09/15/21	$1,509,000	$1,563,701
7.875% due 09/15/23	8,527,000	8,729,516

		10,293,217

Consumer, Cyclical - 0.4%

Constellation Merger Sub Inc 8.500% due 09/15/25 ~	2,609,000	2,537,252
Mattel Inc 6.750% due 12/31/25 ~	3,184,000	3,120,957

		5,658,209

Consumer, Non-Cyclical - 1.1%

Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	6,584,000	7,151,870
Valeant Pharmaceuticals International Inc
5.625% due 12/01/21 ~	2,309,000	2,213,754
6.750% due 08/15/21 ~	7,527,000	7,574,044

		16,939,668

Industrial - 0.3%

Reynolds Group Issuer Inc 5.222% (USD LIBOR + 3.500%) due 07/15/21 § ~	4,000,000	4,060,000

Total Corporate Bonds & Notes (Cost $37,425,715)		36,951,094

SENIOR LOAN NOTES - 93.4%

Basic Materials - 2.5%

Encapsys LLC
(2nd Lien)
9.377% (USD LIBOR + 7.500%)
due 10/27/25 §	1,500,000	1,524,375
Term B
5.127% (USD LIBOR + 3.250%)
due 10/27/24 §	2,000,000	2,018,750
GrafTech Finance Inc Term B 5.240% (USD LIBOR + 3.500%) due 02/12/25 §	4,000,000	4,005,000
HVSC Merger Sub Corp Term B 6.302% (USD LIBOR + 4.000%) due 10/20/24 §	4,738,125	4,786,985
MacDermid Inc
Term B-6
4.877% (USD LIBOR + 3.000%)
due 06/07/23 §	4,368,846	4,404,343
Term B-7
4.377% (USD LIBOR + 2.500%)
due 06/07/20 §	9,962,380	10,019,664
PQ Corp Term B 4.291% (USD LIBOR + 2.500%) due 02/08/25 §	10,480,163	10,527,889

		37,287,006

Communications - 9.5%

Altice US Finance I Corp Term B 4.127% (USD LIBOR + 2.250%) due 07/28/25 §	14,403,687	14,403,687
Avaya Inc Term B 6.536% (USD LIBOR + 4.750%) due 12/15/24 §	16,169,475	16,312,640
Charter Communications Operating LLC Term B 3.880% (USD LIBOR + 2.000%) due 04/30/25 §	8,782,545	8,824,262

	Principal Amount	Value
CSC Holdings LLC
4.036% (USD LIBOR + 2.250%) due 07/17/25 §	$10,006,620	$10,009,122
Term B
4.277% (USD LIBOR + 2.500%)
due 01/25/26 § ¥	8,300,000	8,311,670
Intelsat Jackson Holdings SA Term B-3 (Luxembourg) 5.706% (USD LIBOR + 3.750%) due 11/27/23 § ¥	13,650,000	13,676,658
MTN Infrastructure TopCo Inc Term B 4.981% (USD LIBOR + 3.250%) due 11/17/24 §	7,000,000	7,054,684
Radiate Holdco LLC Term B 4.877% (USD LIBOR + 3.000%) due 02/01/24 §	12,859,988	12,846,587
Sprint Communications Inc Term B 4.438% (USD LIBOR + 2.500%) due 02/02/24 §	20,622,922	20,651,918
Uber Technologies Inc
due 03/22/25 ¥	8,250,000	8,311,875
Term B
5.877% (USD LIBOR + 4.000%)
due 07/13/23 §	13,723,178	13,796,940
West Corp Term B-1 due 10/10/24 § ¥	6,250,000	6,312,500

		140,512,543

Consumer, Cyclical - 22.8%

24 Hour Fitness Worldwide Inc Term B 6.052% (USD LIBOR + 3.750%) due 05/30/21 §	8,442,944	8,490,436
Bass Pro Group LLC Term B due 09/25/24 ¥	13,017,293	12,908,273
Belk Inc Term B 6.458% (USD LIBOR + 4.750%) due 12/10/22 § ¥	7,278,979	6,336,613
BJ’s Wholesale Club Inc
(2nd Lien) 9.191% (USD LIBOR + 7.500%) due 01/27/25 §	6,900,000	6,940,972
Term B 5.191% (USD LIBOR + 3.750%) due 02/03/24 §	4,862,751	4,864,964
Caesars Resort Collection LLC Term B 4.627% (USD LIBOR + 2.750%) due 12/22/24 §	18,453,750	18,600,384
CEC Entertainment Inc Term B 5.127% (USD LIBOR + 3.250%) due 02/14/21 §	11,155,008	10,574,947
ClubCorp Holdings Inc Term B 5.552% (USD LIBOR + 3.250%) due 09/18/24 §	13,464,936	13,568,333
Dexko Global Inc
5.802% (USD LIBOR + 3.500%) due 07/24/24 §	3,990,000	4,027,406
(2nd Lien)
10.552% (USD LIBOR + 8.250%) due 07/24/25 §	2,750,000	2,791,250
EG America LLC (United Kingdom)
due 03/23/26 ¥	11,000,000	11,027,500
Term B
due 02/06/25 ¥	13,000,000	13,005,421
EG Finco Ltd Term B-1 (United Kingdom) due 02/06/25 ¥	10,250,000	10,230,781
FPC Holdings Inc Term B due 11/19/22 ¥	5,000,000	4,893,750
Golden Entertainment Inc Term B 4.880% (USD LIBOR + 3.000%) due 10/20/24 §	5,985,000	5,999,963
Golden Nugget Inc 4.979% (USD LIBOR + 3.250%) due 10/04/23 §	10,420,598	10,521,553

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-20

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
K-MAC Holdings Corp
5.036% (USD LIBOR + 3.250%) due 03/16/25 § ¥	$7,000,000	$7,045,934
(2nd Lien)
8.536% (USD LIBOR + 6.750%)
due 03/16/26 § ¥	11,000,000	11,165,000
Navistar Inc Term B 5.210% (USD LIBOR + 3.500%) due 11/06/24 §	13,500,000	13,613,913
Neiman Marcus Group Ltd LLC 4.941% (USD LIBOR + 3.250%) due 10/25/20 § ¥	8,628,831	7,477,417
NEP/NCP Holdco Inc 5.552% (USD LIBOR + 3.250%) due 07/21/22 §	3,469,923	3,487,994
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 § ¥	20,616,622	20,663,875
Nexeo Solutions LLC Term B 5.266% (USD LIBOR + 3.250%) due 06/09/23 § ¥	17,322,324	17,544,258
NPC International Inc
5.377% (USD LIBOR + 3.500%)
due 04/20/24 §	8,357,579	8,488,166
(2nd Lien)
9.377% (USD LIBOR + 7.500%) due 04/18/25 §	4,250,000	4,356,250
Petco Animal Supplies Inc Term B-1 4.772% (USD LIBOR + 3.250%) due 01/26/23 §	8,924,432	6,578,047
PF Chang’s China Bistro Inc 7.669% (USD LIBOR + 5.000%) due 09/01/22 §	8,208,750	7,798,313
Playa Resorts Holding BV Term B 5.000% (USD LIBOR + 3.000%) due 04/27/24 §	10,750,681	10,833,999
SeaWorld Parks & Entertainment Inc
Term B-2
4.552% (USD LIBOR + 2.250%)
due 05/14/20 §	390,758	389,955
Term B-5
5.302% (USD LIBOR + 3.000%)
due 03/31/24 § ¥	11,939,699	11,911,091
SMG US Midco 2 Inc(2nd Lien) 8.877% (USD LIBOR + 7.000%) due 01/23/26 § ¥	2,700,000	2,762,999
Spin Holdco Inc Term B 5.083% (USD LIBOR + 3.250%) due 11/14/22 § ¥	12,421,212	12,509,192
SRS Distribution Inc
(2nd Lien)
10.627% (USD LIBOR + 8.750%)
due 02/24/23 §	11,892,210	12,182,083
Term B-4
5.303% (USD LIBOR + 3.250%)
due 08/25/22 §	7,013,285	7,071,145
Tacala Investment Corp
(2nd Lien)
8.664% (USD LIBOR + 7.000%)
due 02/01/26 §	7,250,000	7,413,125
Term B
4.914% (USD LIBOR + 3.250%)
due 02/01/25 § ¥	9,610,000	9,676,069
Univar USA Inc Term B-3 4.377% (USD LIBOR + 2.500%) due 07/01/24 §	7,523,843	7,580,858

		335,332,229

	Principal Amount	Value
Consumer, Non-Cyclical - 9.0%

Air Medical Group Holdings Inc Term B
4.936% (USD LIBOR + 3.250%) due 04/28/22 §	$6,945,792	$6,983,237
6.015% (USD LIBOR + 4.250%) due 03/14/25 §	6,234,375	6,299,643
Albertson’s LLC Term B-6 4.956% (USD LIBOR + 3.000%) due 06/22/23 §	10,168,657	10,060,615
Alphabet Holding Co Inc
5.377% (USD LIBOR + 3.500%) due 09/28/24 §	2,559,631	2,386,856
(2nd Lien)
9.627% (USD LIBOR + 7.750%)
due 08/15/25 §	7,750,000	7,130,000
Avantor Inc 5.877% (USD LIBOR + 4.000%) due 09/22/24 §	4,064,813	4,112,237
Brightview Landscapes LLC (2nd Lien) 8.308% (USD LIBOR + 6.500%) due 12/18/21 §	2,870,922	2,895,147
CHS/Community Health Systems Inc Term G 4.734% (USD LIBOR + 2.750%) due 12/31/19 § ¥	11,517,969	11,258,814
Diamond BC BV 4.994% (USD LIBOR + 3.000%) due 09/06/24 §	7,605,938	7,605,938
Garda World Security Corp Term B (Canada) 5.511% (USD LIBOR + 3.500%) due 05/26/24 §	11,666,332	11,803,412
NVA Holdings Inc Term B-3 5.052% (USD LIBOR + 2.750%) due 02/02/25 §	9,725,000	9,755,391
PAREXEL International Corp Term B 4.627% (USD LIBOR + 3.000%) due 09/27/24 §	11,950,598	11,968,524
Pi Lux Finco SARL (2nd Lien) (Luxembourg) 9.108% (USD LIBOR + 7.250%) due 12/20/25 §	4,750,000	4,761,134
Prime Security Services Borrower LLC Term B 4.627% (USD LIBOR + 2.750%) due 05/02/22 §	9,598,232	9,682,878
PSC Industrial Outsourcing LP
(2nd Lien)
10.286% (USD LIBOR + 8.500%)
due 10/05/25 §	2,000,000	1,990,000
Term B
6.036% (USD LIBOR + 4.250%)
due 10/05/24 §	5,735,625	5,792,981
Reddy Ice Corp 7.257% (USD LIBOR + 5.500%) due 04/01/19 §	10,495,453	10,511,720
Romulus Merger Sub LLC 4.527% (USD LIBOR + 2.750%) due 02/14/25 §	1,545,455	1,533,381
Valeant Pharmaceuticals International Inc Term BF4 5.240% (USD LIBOR + 3.500%) due 04/01/22 §	5,934,212	6,004,312

		132,536,220

Energy - 1.1%

Arch Coal Inc Term B 4.627% (USD LIBOR + 3.250%) due 03/07/24 §	5,458,647	5,482,528
EP Energy LLC Term B-3 (2nd Lien) 4.539% (USD LIBOR + 2.750%) due 05/24/18 §	180,322	177,617

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-21

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
PowerTeam Services LLC
5.552% (USD LIBOR + 3.250%) due 03/05/25 §	$6,500,000	$6,500,000
(2nd Lien)
9.552% (USD LIBOR + 7.250%)
due 03/05/26 §	4,150,000	4,134,438

		16,294,583

Financial - 9.8%

AlixPartners LLP Term B 5.052% (USD LIBOR + 2.750%) due 04/04/24 §	12,634,937	12,706,009
Alliant Holdings Intermediate LLC 5.127% (USD LIBOR + 3.250%) due 08/14/22 §	16,041,675	16,157,528
AssuredPartners Inc Term B due 10/22/24 ¥	7,500,000	7,546,875
Dakota Holding Corp Term B
due 02/13/25 ¥	1,500,000	1,507,125
5.552% (USD LIBOR + 3.250%) due 02/13/25 §	6,750,000	6,779,531
HUB International Ltd Term B 4.839% (USD LIBOR + 3.250%) due 10/02/20 §	16,340,542	16,442,671
Iron Mountain Inc Term B 3.622% (USD LIBOR + 1.750%) due 01/02/26 §	3,750,000	3,751,564
Mayfield Agency Borrower Inc (2nd Lien) 10.377% (USD LIBOR + 8.500%) due 02/28/26 §	2,625,000	2,623,359
NFP Corp Term B 4.877% (USD LIBOR + 3.000%) due 01/08/24 §	22,508,739	22,609,578
Sedgwick Claims Management Services Inc
due 02/28/21 ¥	4,750,000	4,752,375
(2nd Lien)
due 02/28/22 ¥	2,500,000	2,515,625
USI Inc Term B 5.302% (USD LIBOR + 3.000%) due 05/16/24 §	17,755,246	17,827,368
VF Holdings Corp 5.127% (USD LIBOR + 3.250%) due 06/17/23 §	18,895,206	19,072,349
VICI Properties 1 LLC Term B 3.854% (USD LIBOR + 2.250%) due 12/15/24 §	9,306,818	9,348,829

		143,640,786

Industrial - 28.6%

Accudyne Industries Borrower SCA Term B (Luxembourg) 5.127% (USD LIBOR + 3.750%) due 08/18/24 § ¥	11,946,234	12,027,648
Advanced Disposal Services Inc Term B 3.981% (USD LIBOR + 2.750%) due 11/10/23 §	8,172,502	8,207,121
Allflex Holdings III Inc Term B 5.138% (USD LIBOR + 3.250%) due 07/17/20 §	5,849,877	5,894,967
Anchor Glass Container Corp (2nd Lien) 9.490% (USD LIBOR + 7.750%) due 12/07/24 §	5,830,000	5,684,250
Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	16,376,250	16,409,232
Brand Industrial Services Inc 6.001% (USD LIBOR + 4.250%) due 06/21/24 §	17,629,344	17,795,835
BWAY Corp Term B 4.958% (USD LIBOR + 3.250%) due 04/03/24 §	9,925,000	9,985,999

	Principal Amount	Value
CIRCOR International Inc Term B 5.240% (USD LIBOR + 3.500%) due 12/11/24 §	$7,231,875	$7,262,010
Clark Equipment Co Term B (South Korea) 4.302% (USD LIBOR + 2.000%) due 05/18/24 §	8,975,494	8,992,323
Crosby US Acquisition Corp
4.904% (USD LIBOR + 3.000%) due 11/22/20 §	10,983,566	10,816,067
(2nd Lien)
7.904% (USD LIBOR + 6.000%)
due 11/22/21 §	8,786,340	8,522,750
DiversiTech Holdings Inc
(2nd Lien)
9.810% (USD LIBOR + 7.500%)
due 06/01/25 §	5,750,000	5,821,875
Term B
5.310% (USD LIBOR + 3.000%)
due 06/01/24 §	9,433,133	9,486,195
Drillship Kithira Owners Inc (Cayman) 8.000% due 09/20/24 ¥	15,927,031	16,574,067
Engineered Machinery Holdings Inc (2nd Lien)
9.184% (USD LIBOR + 7.250%) due 07/19/25 §	520,199	526,701
9.552% (USD LIBOR + 7.250%) due 07/19/25 § ¥	7,701,992	7,798,267
EWT Holdings III Corp 5.302% (USD LIBOR + 3.000%) due 12/20/24 §	10,481,720	10,570,164
Flex Acquisition Co Inc 4.695% (USD LIBOR + 3.250%) due 12/29/23 §	17,135,550	17,237,301
Gardner Denver Inc Term B-1 5.052% (USD LIBOR + 2.750%) due 07/30/24 §	6,591,875	6,632,619
Gates Global LLC Term B-2 5.052% (USD LIBOR + 3.000%) due 03/31/24 §	13,449,729	13,541,362
GYP Holdings III Corp 4.772% (USD LIBOR + 3.000%) due 04/01/23 §	5,605,387	5,635,163
KBR Inc due 03/29/25 ¥	3,500,000	3,497,813
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 6.127% (USD LIBOR + 4.250%) due 06/30/22 §	16,785,575	16,219,062
KPEX Holdings Inc 5.127% (USD LIBOR + 3.250%) due 01/31/25 §	4,436,250	4,458,431
Marvis Tire Express Services Corp due 03/20/25 ¥	12,930,035	12,946,197
North American Lifting Holdings Inc 6.802% (USD LIBOR + 4.500%) due 11/27/20 §	11,678,510	11,094,585
Pisces Midco Inc Term B due 03/29/25 ¥	11,000,000	11,027,500
Power Products LLC 5.745% (USD LIBOR + 4.000%) due 12/20/22 §	6,184,374	6,253,948
Pro Mach Group Inc Term B 5.035% (USD LIBOR + 3.000%) due 03/07/25 § ¥	10,500,000	10,529,064
Proampac PG Borrower LLC
5.303% (USD LIBOR + 3.500%) due 11/18/23 §	15,675,917	15,839,213
(2nd Lien)
10.354% (USD LIBOR + 8.500%)
due 10/18/24 §	3,710,000	3,779,563
Quikrete Holdings Inc Term B 4.627% (USD LIBOR + 2.750%) due 11/15/23 §	10,707,948	10,768,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-22

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Reynolds Group Holdings Inc Term B 4.627% (USD LIBOR + 3.000%) due 02/05/23 §	$18,298,395	$18,412,760
Spectrum Holdings III Corp (2nd Lien) 8.877% (USD LIBOR + 7.000%) due 01/31/26 §	5,405,000	5,459,050
StandardAero Aviation Holdings Inc 5.630% (USD LIBOR + 3.750%) due 07/07/22 § ¥	13,154,647	13,293,389
Titan Acquisition Ltd Term B (Canada) due 03/28/25 ¥	11,000,000	10,990,551
Transcendia Holdings Inc Term B 5.377% (USD LIBOR + 3.500%) due 05/30/24 §	4,973,784	5,014,196
TransDigm Inc
Term F
4.773% (USD LIBOR + 2.750%)
due 06/09/23 §	7,257,979	7,294,269
Term G
4.707% (USD LIBOR + 2.500%)
due 08/22/24 §	19,612,097	19,699,253
TricorBraun Inc 5.973% (USD LIBOR + 3.750%) due 10/31/23 §	589,197	593,799
6.052% (USD LIBOR + 3.750%) due 10/30/23 §	5,847,553	5,893,234
USIC Holdings Inc 5.802% (USD LIBOR + 3.500%) due 12/09/23 §	4,443,750	4,478,002
Wrangler Buyer Corp Term B 4.877% (USD LIBOR + 3.000%) due 09/28/24 §	3,755,689	3,783,076
Zekelman Industries Inc 4.999% (USD LIBOR + 2.750%) due 06/14/21 §	4,750,729	4,782,203
Zodiac Pool Solutions LLC 6.302% (USD LIBOR + 4.000%) due 12/20/23 §	10,762,946	10,803,307

		422,332,561

Technology - 8.3%

Applied Systems Inc (2nd Lien) 9.302% (USD LIBOR + 7.000%) due 09/19/25 §	13,989,070	14,496,174
Cypress Intermediate Holdings III Inc
(2nd Lien)
8.627% (USD LIBOR + 6.750%)
due 03/31/25 §	11,955,000	12,204,059
Term B
4.880% (USD LIBOR + 3.000%)
due 03/31/24 §	4,451,288	4,470,299
HS Purchaser LLC due 04/04/25 ¥	5,000,000	5,012,500
Kronos Inc
(2nd Lien)
10.037% (USD LIBOR + 8.250%)
due 11/01/24 §	14,050,000	14,606,141
Term B
4.880% (USD LIBOR + 3.500%)
due 11/01/23 § ¥	5,500,000	5,537,472
RP Crown Parent LLC Term B 4.877% (USD LIBOR + 3.000%) due 10/12/23 §	9,203,401	9,255,170
Solera LLC Term B 4.627% (USD LIBOR + 2.750%) due 03/03/23 §	20,239,916	20,325,308
Sophia LP Term B 5.552% (USD LIBOR + 3.250%) due 09/30/22 §	8,893,652	8,926,078
SS&C Technologies Holdings Europe SARL Term B-4 due 03/09/25 ¥	3,155,222	3,175,188

	Principal Amount	Value
SS&C Technologies Inc Term B-3 due 03/09/25 ¥	$8,844,778	$8,900,748
Tempo Acquisition LLC Term B 4.877% (USD LIBOR + 3.000%) due 05/01/24 §	15,880,000	15,969,325

		122,878,462

Utilities - 1.8%

Helix Gen Funding LLC Term B 5.627% (USD LIBOR + 3.750%) due 06/03/24 §	4,146,716	4,192,214
Pike Corp Term B 5.390% (USD LIBOR + 3.500%) due 03/23/25 §	7,000,000	7,070,000
Talen Energy Supply LLC
Term B-1
5.877% (USD LIBOR + 4.000%) due 07/06/23 § ¥	10,751,180	10,589,913
Term B-2
5.877% (USD LIBOR + 4.000%) due 04/13/24 § ¥	4,513,054	4,456,641

		26,308,768

Total Senior Loan Notes (Cost $1,373,202,666)		1,377,123,158

	Shares
SHORT-TERM INVESTMENT - 13.6%

Money Market Fund - 13.6%

BlackRock Liquidity Funds T-Fund Portfolio	201,540,870	201,540,870

Total Short-Term Investment (Cost $201,540,870)		201,540,870

TOTAL INVESTMENTS - 109.5% (Cost $1,612,169,251)		1,615,615,122

OTHER ASSETS & LIABILITIES, NET - (9.5%)		(140,732,338)

NET ASSETS - 100.0%		$1,474,882,784

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	28.9%
Consumer, Cyclical	23.2%
Short-Term Investment	13.6%
Communications	10.2%
Consumer, Non-Cyclical	10.1%
Financial	9.8%
Technology	8.3%
Others (each less than 3.0%)	5.4%

	109.5%
Other Assets & Liabilities, Net	(9.5%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-23

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2018

(b)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Engineered Machinery Holdings Inc (2nd Lien)	$99,762	$100,324	$562
KPEX Holdings Inc	438,202	440,944	2,742
Marvis Tire Express Services Corp	2,069,965	2,072,553	2,588
MTN Infrastructure TopCo Inc	5,177,552	5,238,522	60,970
Romulus Merger Sub LLC	454,545	450,995	(3,550)

	$8,240,026	$8,303,338	$63,312

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$36,951,094	$—	$36,951,094	$—
	Senior Loan Notes	1,377,123,158	—	1,377,123,158	—
	Short-Term Investment	201,540,870	201,540,870	—	—
	Unfunded Loan Commitments	8,303,338	—	8,303,338	—

	Total	$1,623,918,460	$201,540,870	$1,422,377,590	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-24

PACIFIC FUNDS

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 1.1%

Consumer, Cyclical - 1.1%

Modular Space Corp * ±	21,952	$392,392

Total Common Stocks (Cost $381,841)		392,392

	Principal Amount

CORPORATE BONDS & NOTES - 61.5%

Basic Materials - 3.7%

ArcelorMittal (Luxembourg) 5.500% due 08/05/20	$250,000	260,625
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	150,000	147,563
Constellium NV (Netherlands) 6.625% due 03/01/25 ~	500,000	507,500
Freeport-McMoran Inc 3.100% due 03/15/20	250,000	248,138
Hexion Inc 6.625% due 04/15/20	150,000	140,625

		1,304,451

Communications - 12.0%

CCO Holdings LLC 5.750% due 09/01/23	250,000	254,375
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	274,000	279,480
Charter Communications Operating LLC 4.464% due 07/23/22	250,000	255,708
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	300,000	306,750
CSC Holdings LLC 6.625% due 10/15/25 ~	250,000	258,750
DISH DBS Corp 5.875% due 11/15/24	300,000	268,500
6.750% due 06/01/21	250,000	253,125
Frontier Communications Corp 11.000% due 09/15/25	75,000	56,578
Hughes Satellite Systems Corp 7.625% due 06/15/21	400,000	430,768
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	156,000	120,510
Level 3 Financing Inc 5.250% due 03/15/26	250,000	236,250
Outfront Media Capital LLC 5.250% due 02/15/22	250,000	255,313
Radiate Holdco LLC 6.875% due 02/15/23 ~	150,000	145,875
Sprint Communications Inc 6.000% due 11/15/22	150,000	147,563
Sprint Corp 7.250% due 09/15/21	550,000	569,938
T-Mobile USA Inc 6.000% due 04/15/24	250,000	261,025
Townsquare Media Inc 6.500% due 04/01/23 ~	150,000	141,563

		4,242,071

Consumer, Cyclical - 9.6%

Aramark Services Inc 5.000% due 04/01/25 ~	125,000	126,287
AV Homes Inc 6.625% due 05/15/22	200,000	204,544
Beacon Roofing Supply Inc 6.375% due 10/01/23	250,000	263,750

	Principal Amount	Value
Beazer Homes USA Inc 5.875% due 10/15/27	$200,000	$186,250
7.250% due 02/01/23	23,000	23,891
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	200,000	192,236
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	180,000	175,050
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	150,000	154,500
Golden Nugget Inc 6.750% due 10/15/24 ~	300,000	303,000
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	175,000	186,594
IHO Verwaltungs GmbH (Germany) 4.500% Cash or 5.250% PIK due 09/15/23 ~	200,000	194,750
Lennar Corp 4.875% due 12/15/23	250,000	251,900
6.625% due 05/01/20 ~	400,000	424,500
Live Nation Entertainment Inc 5.625% due 03/15/26 ~	25,000	25,375
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	125,000	126,875
Mattel Inc 3.150% due 03/15/23	150,000	127,875
6.750% due 12/31/25 ~	25,000	24,505
MGM Resorts International 6.750% due 10/01/20	250,000	266,250
The Men’s Wearhouse Inc 7.000% due 07/01/22	125,000	129,063

		3,387,195

Consumer, Non-Cyclical - 8.3%

Ahern Rentals Inc 7.375% due 05/15/23 ~	100,000	97,750
B&G Foods Inc 5.250% due 04/01/25	50,000	46,688
CHS/Community Health Systems Inc 5.125% due 08/01/21	200,000	187,000
HCA Inc 5.250% due 04/15/25	400,000	409,880
Herc Rentals Inc 7.500% due 06/01/22 ~	204,000	218,790
JBS USA LUX SA (Brazil) 7.250% due 06/01/21 ~	300,000	304,125
MEDNAX Inc 5.250% due 12/01/23 ~	250,000	251,875
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	50,000	48,688
Tenet Healthcare Corp 5.125% due 05/01/25 ~	100,000	96,500
6.750% due 06/15/23	250,000	245,625
The ADT Corp 6.250% due 10/15/21	300,000	314,250
TMS International Corp 7.250% due 08/15/25 ~	160,000	167,200
Valeant Pharmaceuticals International Inc 5.500% due 11/01/25 ~	25,000	24,431
5.625% due 12/01/21 ~	150,000	143,813
5.875% due 05/15/23 ~	50,000	44,563
7.500% due 07/15/21 ~	350,000	353,938

		2,955,116

Energy - 7.6%

Callon Petroleum Co 6.125% due 10/01/24	200,000	205,560
Cheniere Corpus Christi Holdings LLC 7.000% due 06/30/24	200,000	222,000
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	175,000	173,031

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-25

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Chesapeake Energy Corp 8.000% due 01/15/25 ~	$25,000	$24,250
Continental Resources Inc 3.800% due 06/01/24	150,000	144,938
Diamondback Energy Inc 5.375% due 05/31/25 ~	25,000	25,419
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	150,000	149,625
Energy Transfer Equity LP 4.250% due 03/15/23	75,000	73,125
Ensco PLC 8.000% due 01/31/24	125,000	121,250
EP Energy LLC 8.000% due 02/15/25 ~	200,000	134,500
Halcon Resources Corp 6.750% due 02/15/25	150,000	148,125
6.750% due 02/15/25 ~	50,000	49,062
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	150,000	151,830
Parsley Energy LLC 5.625% due 10/15/27 ~	25,000	25,062
Precision Drilling Corp (Canada) 7.750% due 12/15/23	125,000	130,469
Range Resources Corp 5.875% due 07/01/22	100,000	101,000
Sanchez Energy Corp 6.125% due 01/15/23	75,000	55,078
7.250% due 02/15/23 ~	125,000	125,937
SemGroup Corp 6.375% due 03/15/25	50,000	48,000
7.250% due 03/15/26	25,000	25,062
SESI LLC 7.125% due 12/15/21	200,000	204,000
Southwestern Energy Co 7.500% due 04/01/26	150,000	152,250
Whiting Petroleum Corp 6.250% due 04/01/23	200,000	203,000

		2,692,573

Financial - 2.5%

Ally Financial Inc 4.250% due 04/15/21	350,000	353,062
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	175,000	164,937
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	150,000	150,000
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	203,000

		870,999

Industrial - 14.6%

Apex Tool Group LLC 9.000% due 02/15/23 ~	150,000	150,375
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23	200,000	207,750
Ardagh Packaging Finance PLC (Ireland) 6.000% due 02/15/25 ~	200,000	201,500
Berry Global Inc 5.125% due 07/15/23	400,000	406,012
Bombardier Inc (Canada) 7.500% due 03/15/25 ~	25,000	25,781
8.750% due 12/01/21 ~	125,000	137,656
Brand Industrial Services Inc 8.500% due 07/15/25 ~	150,000	157,125
BWAY Holding Co 5.500% due 04/15/24 ~	150,000	151,312
7.250% due 04/15/25 ~	150,000	153,375
Cloud Crane LLC 10.125% due 08/01/24 ~	125,000	138,750
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	250,000	251,875

	Principal Amount	Value
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	$165,000	$163,659
Itron Inc 5.000% due 01/15/26 ~	150,000	148,170
Louisiana-Pacific Corp 4.875% due 09/15/24	175,000	175,875
New Enterprise Stone & Lime Co Inc 6.250% due 03/15/26 ~	50,000	50,187
10.125% due 04/01/22 ~	150,000	161,625
Novelis Corp 5.875% due 09/30/26 ~	350,000	345,625
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	250,000	259,219
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	387,643	392,973
Sealed Air Corp 4.875% due 12/01/22 ~	500,000	506,875
Standard Industries Inc 4.750% due 01/15/28 ~	175,000	165,541
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	125,000	124,922
TransDigm Inc 5.500% due 10/15/20	250,000	251,875
US Concrete Inc 6.375% due 06/01/24	200,000	208,500
Zekelman Industries Inc 9.875% due 06/15/23 ~	200,000	220,500

		5,157,057

Technology - 2.0%

Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	250,000	253,437
NXP BV (Netherlands) 4.625% due 06/01/23 ~	200,000	204,060
Sensata Technologies BV 5.625% due 11/01/24 ~	250,000	262,187

		719,684

Utilities - 1.2%

Calpine Corp 5.750% due 01/15/25	250,000	229,375
NRG Energy Inc 7.250% due 05/15/26	200,000	213,000

		442,375

Total Corporate Bonds & Notes (Cost $21,920,287)		21,771,521

SENIOR LOAN NOTES - 30.4%

Communications - 0.7%

Avaya Inc Term B 6.536% (USD LIBOR + 4.750%) due 12/15/24 §	249,375	251,583

Consumer, Cyclical - 10.6%

Belk Inc Term B 6.458% (USD LIBOR + 4.750%) due 12/10/22 §	348,998	303,816
BJ’s Wholesale Club Inc Term B due 02/03/24 ¥	249,372	249,485
CEC Entertainment Inc Term B 5.127% (USD LIBOR + 3.250%) due 02/14/21 §	480,000	455,040
ClubCorp Holdings Inc Term B 5.552% (USD LIBOR + 3.250%) due 09/18/24 §	244,817	246,697
Navistar Inc Term B 5.210% (USD LIBOR + 3.500%) due 11/06/24 §	250,000	252,110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-26

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Neiman Marcus Group Ltd LLC 4.941% (USD LIBOR + 3.250%) due 10/25/20 §	$478,800	$414,910
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 §	369,241	370,087
Nexeo Solutions LLC Term B 5.266% (USD LIBOR + 3.250%) due 06/09/23 §	245,650	248,797
Petco Animal Supplies Inc Term B-1 4.772% (USD LIBOR + 3.250%) due 01/26/23 §	486,269	358,421
PetSmart Inc Term B 4.680% (USD LIBOR + 3.000%) due 03/11/22 §	729,375	587,147
SMG US Midco 2 Inc 5.137% (USD LIBOR + 3.250%) due 01/23/25 §	250,000	252,761

		3,739,271

Consumer, Non-Cyclical - 7.3%

Avantor Inc 5.877% (USD LIBOR + 4.000%) due 09/22/24 §	249,375	252,284
Brightview Landscapes LLC (2nd Lien) 8.308% (USD LIBOR + 6.500%) due 12/18/21 §	140,426	141,610
CHS/Community Health Systems Inc Term G 4.734% (USD LIBOR + 2.750%) due 12/31/19 §	20,712	20,246
Term H 5.234% (USD LIBOR + 3.000%) due 01/27/21 §	38,365	36,956
Jaguar Holding Co II 4.600% (USD LIBOR + 2.500%) due 08/18/22 §	583,500	586,235
MPH Acquisition Holdings LLC Term B 5.052% (USD LIBOR + 3.000%) due 06/07/23 §	337,752	339,758
Reddy Ice Corp 7.257% (USD LIBOR + 5.500%) due 04/01/19 §	477,994	478,735
US Foods Inc Term B 4.377% (USD LIBOR + 2.500%) due 06/27/23 §	730,120	736,154

		2,591,978

Financial - 2.1%

HUB International Ltd Term B 4.839% (USD LIBOR + 3.250%) due 10/02/20 §	238,806	240,298
VF Holdings Corp 5.127% (USD LIBOR + 3.250%) due 06/17/23 §	492,500	497,117

		737,415

Industrial - 5.0%

Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	496,250	497,249
Crosby US Acquisition Corp 4.904% (USD LIBOR + 3.000%) due 11/22/20 §	479,950	472,631
EWT Holdings III Corp 5.302% (USD LIBOR + 3.000%) due 12/20/24 §	255,275	257,429
Gates Global LLC Term B-2 5.052% (USD LIBOR + 3.000%) due 03/31/24 §	171,006	172,171

	Principal Amount	Value
RBS Global Inc Term B 4.111% (USD LIBOR + 2.250%) due 08/21/24 §	$102,564	$103,253
Wrangler Buyer Corp Term B 4.877% (USD LIBOR + 3.000%) due 09/28/24 §	249,375	251,193

		1,753,926

Technology - 2.0%

First Data Corp 4.122% (USD LIBOR + 2.250%) due 07/10/22 §	458,096	459,270
Kronos Inc (2nd Lien) 10.023% (USD LIBOR + 8.250%) due 11/01/24 §	250,000	259,896

		719,166

Utilities - 2.7%

AES Corp Term B 3.944% (USD LIBOR + 2.000%) due 05/24/22 §	495,000	495,928
Vistra Operations Co LLC Term B 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	402,054	405,270
Term C 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	71,429	72,000

		973,198

Total Senior Loan Notes (Cost $11,099,403)		10,766,537

	Shares

SHORT-TERM INVESTMENT - 6.5%

Money Market Fund - 6.5%

BlackRock Liquidity Funds T-Fund Portfolio	2,289,215	2,289,215

Total Short-Term Investment (Cost $2,289,215)		2,289,215

TOTAL INVESTMENTS - 99.5% (Cost $35,690,746)		35,219,665

OTHER ASSETS & LIABILITIES, NET - 0.5%		184,028

NET ASSETS - 100.0%		$35,403,693

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	21.3%
Industrial	19.6%
Consumer, Non-Cyclical	15.6%
Communications	12.7%
Energy	7.6%
Short-Term Investment	6.5%
Financial	4.6%
Technology	4.0%
Utilities	3.9%
Basic Materials	3.7%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-27

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$392,392	$—	$—	$392,392
	Corporate Bonds & Notes	21,771,521	—	21,771,521	—
	Senior Loan Notes	10,766,537	—	10,766,537	—
	Short-Term Investment	2,289,215	2,289,215	—	—

	Total	$35,219,665	$2,289,215	$32,538,058	$392,392

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2018:

Common Stocks
Value, Beginning of Year	$290,864
Purchases	—
Sales (Includes Paydowns)	—
Accrued Discounts (Premiums)	—
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation (Depreciation)	101,528
Transfers In	—
Transfers Out	—

Value, End of Year	$392,392

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$101,528

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-28

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 2.3%

Basic Materials - 0.1%

Constellium NV ‘A’ (Netherlands) *	11,031	$119,686

Consumer, Cyclical - 1.0%

Cedar Fair LP	3,875	247,535
Las Vegas Sands Corp	2,235	160,696
Modular Space Corp * ±	7,317	130,791
Mohawk Industries Inc *	352	81,741
Six Flags Entertainment Corp	2,720	169,347

		790,110

Financial - 0.6%

Bank of America Corp	7,651	229,453
The PNC Financial Services Group Inc	785	118,723
Wells Fargo & Co	2,206	115,616

		463,792

Industrial - 0.6%

ADT Inc	13,173	104,462
Allegion PLC	2,651	226,104
Xylem Inc	2,243	172,532

		503,098

Total Common Stocks (Cost $1,807,507)		1,876,686

EXCHANGE-TRADED FUND - 0.3%

SPDR Bloomberg Barclays High Yield Bond	6,400	229,440

Total Exchange-Traded Fund (Cost $227,222)		229,440

	Principal Amount
CORPORATE BONDS & NOTES - 89.6%

Basic Materials - 3.9%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$400,000	433,000
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	500,000	491,875
Blue Cube Spinco Inc 9.750% due 10/15/23	125,000	143,944
Constellium NV (Netherlands) 6.625% due 03/01/25 ~	1,000,000	1,015,000
Freeport-McMoRan Inc 6.875% due 02/15/23	125,000	134,687
Hexion Inc 6.625% due 04/15/20	250,000	234,375
10.375% due 02/01/22 ~	225,000	218,812
Olin Corp 5.000% due 02/01/30	525,000	503,344

		3,175,037

Communications - 12.7%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	125,000	122,812
Altice France SA (France) 7.375% due 05/01/26 ~	450,000	430,312
CCO Holdings LLC 5.875% due 04/01/24 ~	850,000	867,000
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	374,000	382,415
7.625% due 03/15/20	350,000	350,875

	Principal Amount	Value
CSC Holdings LLC 6.625% due 10/15/25 ~	$950,000	$983,250
Frontier Communications Corp 8.500% due 04/01/26 ~	25,000	24,312
11.000% due 09/15/25	300,000	226,312
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	39,000	30,127
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	850,000	790,500
8.000% due 02/15/24 ~	75,000	79,031
Level 3 Financing Inc 5.250% due 03/15/26	925,000	874,125
Outfront Media Capital LLC 5.875% due 03/15/25	725,000	737,687
Radiate Holdco LLC 6.875% due 02/15/23 ~	425,000	413,312
Sprint Corp 7.250% due 09/15/21	625,000	647,656
7.625% due 02/15/25	1,400,000	1,380,750
7.625% due 03/01/26	25,000	24,469
T-Mobile USA Inc 4.500% due 02/01/26	1,125,000	1,081,406
6.000% due 04/15/24	100,000	104,410
Townsquare Media Inc 6.500% due 04/01/23 ~	125,000	117,969
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	700,000	682,059

		10,350,789

Consumer, Cyclical - 18.9%

American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	147,111	152,811
American Axle & Manufacturing Inc 6.250% due 04/01/25	75,000	75,094
6.250% due 03/15/26	325,000	323,277
6.500% due 04/01/27	75,000	75,281
Aramark Services Inc 5.000% due 04/01/25 ~	350,000	353,605
AV Homes Inc 6.625% due 05/15/22	675,000	690,336
Beazer Homes USA Inc 5.875% due 10/15/27	775,000	721,719
7.250% due 02/01/23	9,000	9,349
Boyne USA Inc 7.250% due 05/01/25 ~	25,000	25,781
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	475,000	456,560
Carrols Restaurant Group Inc 8.000% due 05/01/22	125,000	130,625
CCM Merger Inc 6.000% due 03/15/22 ~	425,000	430,312
CEC Entertainment Inc 8.000% due 02/15/22	125,000	111,250
Cedar Fair LP 5.375% due 06/01/24	350,000	356,562
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	1,025,000	996,812
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	350,000	360,500
Golden Nugget Inc 6.750% due 10/15/24 ~	775,000	782,750
8.750% due 10/01/25 ~	650,000	676,000
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	375,000	399,844
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	700,000	676,375
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	450,000	478,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-29

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
L Brands Inc 5.250% due 02/01/28	$275,000	$259,531
6.950% due 03/01/33	175,000	168,875
Lennar Corp 4.750% due 05/30/25	800,000	791,000
4.750% due 11/29/27 ~	175,000	168,437
5.375% due 10/01/22 ~	100,000	103,250
6.625% due 05/01/20 ~	75,000	79,594
Lithia Motors Inc 5.250% due 08/01/25 ~	450,000	452,250
Live Nation Entertainment Inc 5.625% due 03/15/26 ~	325,000	329,875
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	400,000	406,000
Mattel Inc 3.150% due 03/15/23	375,000	319,687
5.450% due 11/01/41	325,000	266,597
6.750% due 12/31/25 ~	25,000	24,505
Neiman Marcus Group Ltd LLC 8.000% due 10/15/21 ~	190,000	121,125
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	425,000	406,810
Party City Holdings Inc 6.125% due 08/15/23 ~	125,000	127,969
Scientific Games International Inc 5.000% due 10/15/25 ~	650,000	633,750
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	575,000	561,344
5.500% due 04/15/27 ~	50,000	49,625
Tesla Inc 5.300% due 08/15/25 ~	650,000	569,562
The Men’s Wearhouse Inc 7.000% due 07/01/22	425,000	438,812
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	183,498	189,692
Viking Cruises Ltd 5.875% due 09/15/27 ~	400,000	380,000
VOC Escrow Ltd 5.000% due 02/15/28 ~	25,000	23,875
Wyndham Hotels & Resorts Inc 5.375% due 04/15/26 ~	200,000	202,500

		15,357,633

Consumer, Non-Cyclical - 12.4%

Ahern Rentals Inc 7.375% due 05/15/23 ~	1,045,000	1,021,487
B&G Foods Inc 5.250% due 04/01/25	450,000	420,187
Charles River Laboratories International Inc 5.500% due 04/01/26 ~	125,000	127,344
CHS/Community Health Systems Inc 5.125% due 08/01/21	450,000	420,750
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	635,000	641,350
HCA Inc 4.500% due 02/15/27	1,000,000	967,500
5.250% due 04/15/25	650,000	666,055
Herc Rentals Inc 7.500% due 06/01/22 ~	393,000	421,492
Jaguar Holding Co II 6.375% due 08/01/23 ~	90,000	91,237
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	200,000	206,850
JBS USA LUX SA (Brazil) 5.875% due 07/15/24 ~	75,000	73,429
7.250% due 06/01/21 ~	50,000	50,687
NVA Holdings Inc 6.875% due 04/01/26 ~	500,000	505,000
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	50,000	48,687
5.875% due 09/30/27 ~	50,000	47,125
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	292,000	317,185

	Principal Amount	Value
Tenet Healthcare Corp 4.625% due 07/15/24 ~	$625,000	$603,125
5.125% due 05/01/25 ~	75,000	72,375
6.750% due 06/15/23	625,000	614,062
7.500% due 01/01/22 ~	25,000	26,437
Teva Pharmaceutical Finance Co BV (Israel) 3.650% due 11/10/21	35,000	32,963
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	375,000	337,885
TMS International Corp 7.250% due 08/15/25 ~	665,000	694,925
Valeant Pharmaceuticals International Inc 5.500% due 11/01/25 ~	275,000	268,744
5.875% due 05/15/23 ~	50,000	44,562
7.250% due 07/15/22 ~	550,000	552,063
7.500% due 07/15/21 ~	750,000	758,438
9.000% due 12/15/25 ~	25,000	24,938
9.250% due 04/01/26 ~	25,000	24,969

		10,081,851

Energy - 14.4%

Callon Petroleum Co 6.125% due 10/01/24	675,000	693,765
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	25,000	24,906
5.875% due 03/31/25	375,000	393,750
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	625,000	617,969
Chesapeake Energy Corp 8.000% due 12/15/22 ~	35,000	37,056
8.000% due 01/15/25 ~	275,000	266,750
8.000% due 06/15/27 ~	25,000	23,938
Denbury Resources Inc 5.500% due 05/01/22	30,000	23,925
9.250% due 03/31/22 ~	300,000	307,125
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	50,000	49,875
5.750% due 01/30/28 ~	375,000	375,000
Energy Transfer Equity LP 4.250% due 03/15/23	75,000	73,125
5.875% due 01/15/24	50,000	51,750
Ensco PLC 5.750% due 10/01/44	50,000	34,375
EP Energy LLC 7.750% due 09/01/22	320,000	209,600
8.000% due 02/15/25 ~	245,000	164,763
Halcon Resources Corp 6.750% due 02/15/25 ~	25,000	24,531
6.750% due 02/15/25	475,000	469,063
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	100,000	84,000
6.500% due 01/15/25 ~	25,000	24,344
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	350,000	354,270
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	104,000	96,980
NuStar Logistics LP 5.625% due 04/28/27	75,000	72,938
Parsley Energy LLC 5.375% due 01/15/25 ~	625,000	626,563
5.625% due 10/15/27 ~	25,000	25,063
Precision Drilling Corp (Canada) 7.750% due 12/15/23	325,000	339,219
Range Resources Corp 5.875% due 07/01/22	485,000	489,850
Sanchez Energy Corp 6.125% due 01/15/23	325,000	238,672
7.250% due 02/15/23 ~	350,000	352,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-30

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
SemGroup Corp 5.625% due 11/15/23	$500,000	$475,000
6.375% due 03/15/25	75,000	72,000
7.250% due 03/15/26	25,000	25,063
SESI LLC 7.125% due 12/15/21	50,000	51,000
7.750% due 09/15/24 ~	300,000	311,250
SM Energy Co 5.625% due 06/01/25	500,000	476,250
Southwestern Energy Co 7.500% due 04/01/26	625,000	634,375
7.750% due 10/01/27	35,000	35,788
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	98,000
5.750% due 04/15/25	25,000	23,938
Targa Resources Partners LP 5.125% due 02/01/25	850,000	848,938
5.375% due 02/01/27	50,000	50,000
6.750% due 03/15/24	50,000	53,062
Transocean Inc 7.500% due 04/15/31	240,000	212,700
Ultra Resources Inc 7.125% due 04/15/25 ~	400,000	329,500
USA Compression Partners LP 6.875% due 04/01/26 ~	425,000	432,438
Weatherford International Ltd 8.250% due 06/15/23	175,000	152,688
Whiting Petroleum Corp 6.250% due 04/01/23	475,000	482,125
6.625% due 01/15/26 ~	25,000	25,219
WPX Energy Inc 5.250% due 09/15/24	25,000	24,750
6.000% due 01/15/22	400,000	413,000

		11,772,874

Financial - 6.1%

Ally Financial Inc 5.750% due 11/20/25	1,350,000	1,395,968
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	375,000	353,438
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	400,000	390,120
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	325,000	325,000
Jefferies Finance LLC 6.875% due 04/15/22 ~	306,000	304,470
7.375% due 04/01/20 ~	375,000	380,625
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	425,000	439,875
Springleaf Finance Corp 6.875% due 03/15/25	25,000	25,156
8.250% due 12/15/20	675,000	736,594
The Howard Hughes Corp 5.375% due 03/15/25 ~	650,000	643,500

		4,994,746

Industrial - 15.6%

Apex Tool Group LLC 9.000% due 02/15/23 ~	425,000	426,063
ARD Securities Finance SARL (Luxembourg) 8.750% Cash or PIK due 01/31/23 ~	200,000	210,000
Ardagh Packaging Finance PLC (Ireland) 7.250% due 05/15/24 ~	750,000	800,625
Bombardier Inc (Canada) 7.500% due 03/15/25 ~	125,000	128,906
8.750% due 12/01/21 ~	325,000	357,906
Brand Industrial Services Inc 8.500% due 07/15/25 ~	450,000	471,375
BWAY Holding Co 5.500% due 04/15/24 ~	125,000	126,094
7.250% due 04/15/25 ~	800,000	818,000

	Principal Amount	Value
Cloud Crane LLC 10.125% due 08/01/24 ~	$650,000	$721,500
Core & Main LP 6.125% due 08/15/25 ~	425,000	416,500
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	701,000	706,258
CPG Merger Sub LLC 8.000% due 10/01/21 ~	125,000	126,719
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	485,000	481,059
Itron Inc 5.000% due 01/15/26 ~	350,000	345,730
JPW Industries Holding Corp 9.000% due 10/01/24 ~	575,000	604,469
Louisiana-Pacific Corp 4.875% due 09/15/24	600,000	603,000
New Enterprise Stone & Lime Co Inc 6.250% due 03/15/26 ~	25,000	25,094
10.125% due 04/01/22 ~	375,000	404,063
Novelis Corp 5.875% due 09/30/26 ~	750,000	740,625
6.250% due 08/15/24 ~	125,000	128,438
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	425,000	417,966
5.500% due 02/15/24 ~	50,000	48,625
Pisces Midco Inc 8.000% due 04/15/26 ~	25,000	25,375
Sealed Air Corp 4.875% due 12/01/22 ~	75,000	76,031
5.125% due 12/01/24 ~	25,000	25,560
5.500% due 09/15/25 ~	575,000	596,563
Standard Industries Inc 4.750% due 01/15/28 ~	675,000	638,516
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	335,000	334,791
TransDigm Inc 6.500% due 07/15/24	1,000,000	1,027,500
US Concrete Inc 6.375% due 06/01/24	115,000	119,888
Zekelman Industries Inc 9.875% due 06/15/23 ~	650,000	716,625

		12,669,864

Technology - 2.9%

Dell International LLC 5.875% due 06/15/21 ~	625,000	641,406
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	1,025,000	1,039,094
Nuance Communications Inc 5.625% due 12/15/26	100,000	98,750
Sensata Technologies BV 5.625% due 11/01/24 ~	575,000	603,031

		2,382,281

Utilities - 2.7%

Calpine Corp 5.250% due 06/01/26 ~	50,000	48,438
5.875% due 01/15/24 ~	700,000	708,610
Dynegy Inc 7.625% due 11/01/24	100,000	108,375
8.125% due 01/30/26 ~	475,000	526,063
NRG Energy Inc 7.250% due 05/15/26	415,000	441,975
Talen Energy Supply LLC 6.500% due 06/01/25	525,000	372,750

		2,206,211

Total Corporate Bonds & Notes (Cost $73,439,054)		72,991,286

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-31

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
SENIOR LOAN NOTES - 2.1%

Consumer, Cyclical - 0.4%

Neiman Marcus Group Ltd LLC 4.941% (USD LIBOR + 3.250%) due 10/25/20 § ¥	$349,740	$303,072

Consumer, Non-Cyclical - 0.3%

CHS/Community Health Systems Inc Term G due 12/31/19 ¥	250,000	244,375

Industrial - 1.4%

Crosby US Acquisition Corp (2nd Lien) 7.904% (USD LIBOR + 6.000%) due 11/22/21 §	150,000	145,500
EWT Holdings III Corp 5.302% (USD LIBOR + 3.000%) due 12/20/24 §	685,777	691,564
North American Lifting Holdings Inc 11.302% (USD LIBOR + 9.000%) due 11/26/21 § ¥ ±	350,000	295,750

		1,132,814

Total Senior Loan Notes (Cost $1,679,917)		1,680,261

	Shares	Value
SHORT-TERM INVESTMENT - 5.4%

Money Market Fund - 5.4%

BlackRock Liquidity Funds T-Fund Portfolio	4,411,375	$4,411,375

Total Short-Term Investment (Cost $4,411,375)		4,411,375

TOTAL INVESTMENTS - 99.7% (Cost $81,565,075)		81,189,048

OTHER ASSETS & LIABILITIES, NET - 0.3%		249,786

NET ASSETS - 100.0%		$81,438,834

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.3%
Industrial	17.6%
Energy	14.4%
Communications	12.7%
Consumer, Non-Cyclical	12.7%
Financial	6.7%
Short-Term Investment	5.4%
Basic Materials	4.0%
Others (each less than 3.0%)	5.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,876,686	$1,745,895	$—	$130,791
	Exchange-Traded Fund	229,440	229,440	—	—
	Corporate Bonds & Notes	72,991,286	—	72,991,286	—
	Senior Loan Notes	1,680,261	—	1,384,511	295,750
	Short-Term Investment	4,411,375	4,411,375	—	—

	Total	$81,189,048	$6,386,710	$74,375,797	$426,541

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-32

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.3%

Basic Materials - 3.2%

Air Products & Chemicals Inc	1,320	$209,920
DowDuPont Inc	4,079	259,873
Westlake Chemical Corp	882	98,034

		567,827

Communications - 15.4%

Alphabet Inc ‘A’ *	324	336,033
Alphabet Inc ‘C’ *	233	240,407
Amazon.com Inc *	427	618,014
AT&T Inc	8,028	286,198
CBS Corp ‘B’	3,005	154,427
Comcast Corp ‘A’	6,275	214,417
Facebook Inc ‘A’ *	2,466	394,042
The Walt Disney Co	2,104	211,326
Verizon Communications Inc	5,807	277,691

		2,732,555

Consumer, Cyclical - 7.5%

BorgWarner Inc	3,637	182,686
Costco Wholesale Corp	825	155,455
Delta Air Lines Inc	3,745	205,263
Foot Locker Inc	4,224	192,361
PVH Corp	676	102,367
The Home Depot Inc	1,726	307,642
Tiffany & Co	1,926	188,093

		1,333,867

Consumer, Non-Cyclical - 20.6%

AbbVie Inc	3,076	291,143
Allergan PLC	739	124,366
Biogen Inc *	587	160,732
Danaher Corp	1,375	134,626
Eli Lilly & Co	3,224	249,441
Gilead Sciences Inc	3,180	239,740
Johnson & Johnson	1,406	180,179
Laboratory Corp of America Holdings *	1,137	183,910
Medtronic PLC	3,222	258,469
Pfizer Inc	6,973	247,472
Post Holdings Inc *	1,650	125,004
The Hershey Co	907	89,757
The Kroger Co	7,239	173,302
The Procter & Gamble Co	4,472	354,540
Thermo Fisher Scientific Inc	1,325	273,560
Tyson Foods Inc ‘A’	2,891	211,592
UnitedHealth Group Inc	1,600	342,400

		3,640,233

Energy - 6.7%

Chevron Corp	709	80,854
ConocoPhillips	4,211	249,670
Devon Energy Corp	3,876	123,218
EOG Resources Inc	2,246	236,436
Exxon Mobil Corp	1,476	110,124
Halliburton Co	2,058	96,603
Marathon Petroleum Corp	1,831	133,864
TechnipFMC PLC (United Kingdom)	5,242	154,377

		1,185,146

Financial - 19.7%

American Express Co	2,075	193,556
American Tower Corp REIT	1,603	232,980
Bank of America Corp	11,154	334,508
Chubb Ltd	1,483	202,830
Discover Financial Services	2,969	213,560
E*TRADE Financial Corp *	4,205	232,999
Highwoods Properties Inc REIT	3,346	146,622

	Shares	Value
Huntington Bancshares Inc	12,464	$188,206
Intercontinental Exchange Inc	2,615	189,640
JPMorgan Chase & Co	4,314	474,411
Raymond James Financial Inc	2,250	201,173
State Street Corp	2,364	235,762
SunTrust Banks Inc	3,317	225,689
Visa Inc ‘A’	3,537	423,096

		3,495,032

Industrial - 8.5%

Cummins Inc	1,154	187,052
Deere & Co	1,404	218,069
Honeywell International Inc	1,873	270,667
Northrop Grumman Corp	690	240,893
Parker-Hannifin Corp	1,076	184,028
Stanley Black & Decker Inc	1,253	191,960
Waste Management Inc	2,412	202,897

		1,495,566

Technology - 15.2%

Apple Inc	3,391	568,942
Applied Materials Inc	3,866	214,988
Broadcom Ltd	1,078	254,031
Cognizant Technology Solutions Corp ‘A’	2,894	232,967
Electronic Arts Inc *	1,302	157,854
Intel Corp	2,010	104,681
Microsoft Corp	8,206	748,962
Oracle Corp	6,166	282,095
QUALCOMM Inc	2,275	126,058

		2,690,578

Utilities - 1.5%

Public Service Enterprise Group Inc	5,145	258,485

Total Common Stocks (Cost $15,284,470)		17,399,289

SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds T-Fund Portfolio	237,165	237,165

Total Short-Term Investment (Cost $237,165)		237,165

TOTAL INVESTMENTS - 99.6% (Cost $15,521,635)		17,636,454

OTHER ASSETS & LIABILITIES, NET - 0.4%		66,403

NET ASSETS - 100.0%		$17,702,857

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.6%
Financial	19.7%
Communications	15.4%
Technology	15.2%
Industrial	8.5%
Consumer, Cyclical	7.5%
Energy	6.7%
Basic Materials	3.2%
Others (each less than 3.0%)	2.8%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-33

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$17,399,289	$17,399,289	$—	$—
	Short-Term Investment	237,165	237,165	—	—

	Total	$17,636,454	$17,636,454	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-34

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP VALUE

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 3.5%

Air Products & Chemicals Inc	2,320	$368,950
DowDuPont Inc	3,427	218,334
Nucor Corp	2,835	173,190
Westlake Chemical Corp	2,554	283,877

		1,044,351

Communications - 11.1%

AT&T Inc	23,421	834,959
CBS Corp ‘B’	4,796	246,466
Cisco Systems Inc	16,908	725,184
Comcast Corp ‘A’	10,013	342,144
eBay Inc *	8,054	324,093
The Walt Disney Co	2,581	259,236
Verizon Communications Inc	10,709	512,104

		3,244,186

Consumer, Cyclical - 4.2%

BorgWarner Inc	6,837	343,423
Delta Air Lines Inc	6,846	375,229
PVH Corp	1,921	290,897
The Home Depot Inc	1,259	224,404

		1,233,953

Consumer, Non-Cyclical - 20.0%

AbbVie Inc	3,027	286,506
Allergan PLC	1,610	270,947
Biogen Inc *	1,037	283,951
Danaher Corp	2,335	228,620
Eli Lilly & Co	2,524	195,282
Gilead Sciences Inc	4,711	355,162
Hill-Rom Holdings Inc	2,111	183,657
Johnson & Johnson	4,804	615,633
Laboratory Corp of America Holdings *	2,094	338,705
Medtronic PLC	3,283	263,362
PepsiCo Inc	3,596	392,503
Pfizer Inc	18,112	642,795
Quanta Services Inc *	5,733	196,929
The Hershey Co	1,510	149,430
The Procter & Gamble Co	4,898	388,313
Thermo Fisher Scientific Inc	1,469	303,290
Tyson Foods Inc ‘A’	6,343	464,244
UnitedHealth Group Inc	1,427	305,378

		5,864,707

Energy - 10.5%

Chevron Corp	5,587	637,142
ConocoPhillips	8,644	512,503
Devon Energy Corp	7,500	238,425
Energen Corp *	4,076	256,217
EOG Resources Inc	4,628	487,190
Exxon Mobil Corp	5,956	444,377
Halliburton Co	5,132	240,896
Marathon Petroleum Corp	3,679	268,972

		3,085,722

Financial - 28.0%

American Express Co	3,700	345,136
Ameriprise Financial Inc	1,999	295,732
Bank of America Corp	36,227	1,086,448
Berkshire Hathaway Inc ‘B’ *	977	194,892
Chubb Ltd	3,894	532,582
Discover Financial Services	6,068	436,471
E*TRADE Financial Corp *	7,120	394,519
Equity LifeStyle Properties Inc REIT	3,432	301,227
Highwoods Properties Inc REIT	3,868	169,496
Huntington Bancshares Inc	32,886	496,579
Intercontinental Exchange Inc	4,834	350,562

	Shares	Value
JPMorgan Chase & Co	11,781	$1,295,557
Morgan Stanley	5,837	314,965
Prologis Inc REIT	5,849	368,429
State Street Corp	5,453	543,828
SunTrust Banks Inc	7,405	503,836
The Allstate Corp	2,969	281,461
Wells Fargo & Co	5,920	310,267

		8,221,987

Industrial - 9.8%

Caterpillar Inc	2,060	303,603
Deere & Co	1,529	237,484
Honeywell International Inc	1,983	286,563
Northrop Grumman Corp	1,595	556,846
Parker-Hannifin Corp	2,071	354,203
Raytheon Co	2,204	475,667
Stanley Black & Decker Inc	1,217	186,444
Waste Management Inc	5,582	469,558

		2,870,368

Technology - 6.2%

Broadcom Ltd	964	227,167
Microsoft Corp	4,467	407,703
ON Semiconductor Corp *	15,479	378,616
Oracle Corp	13,323	609,527
QUALCOMM Inc	3,398	188,283

		1,811,296

Utilities - 4.9%

American Electric Power Co Inc	4,477	307,077
DTE Energy Co	2,268	236,779
Public Service Enterprise Group Inc	7,739	388,807
Xcel Energy Inc	10,923	496,778

		1,429,441

Total Common Stocks (Cost $24,215,850)		28,806,011

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	550,645	550,645

Total Short-Term Investment (Cost $550,645)		550,645

TOTAL INVESTMENTS - 100.1% (Cost $24,766,495)		29,356,656

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(31,930)

NET ASSETS - 100.0%		$29,324,726

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	28.0%
Consumer, Non-Cyclical	20.0%
Communications	11.1%
Energy	10.5%
Industrial	9.8%
Technology	6.2%
Utilities	4.9%
Consumer, Cyclical	4.2%
Basic Materials	3.5%
Others (each less than 3.0%)	1.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-35

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP VALUE

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$28,806,011	$28,806,011	$—	$—
	Short-Term Investment	550,645	550,645	—	—

	Total	$29,356,656	$29,356,656	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-36

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2018

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * Ù ±	142	$325

Total Rights (Cost $0)		325

COMMON STOCKS - 97.2%

Basic Materials - 4.4%

Commercial Metals Co	37,173	760,560
Kaiser Aluminum Corp	19,198	1,937,078
Kraton Corp *	45,547	2,173,047
PolyOne Corp	32,542	1,383,686
Steel Dynamics Inc	28,321	1,252,355
The Chemours Co	38,763	1,888,146
US Silica Holdings Inc	23,842	608,448

		10,003,320

Communications - 5.4%

Ciena Corp *	61,121	1,583,034
GrubHub Inc *	16,504	1,674,661
Imperva Inc *	27,536	1,192,309
LogMeIn Inc	13,728	1,586,270
NETGEAR Inc *	28,323	1,620,076
Sinclair Broadcast Group Inc ‘A’	46,761	1,463,619
TiVo Corp	66,906	906,576
Vonage Holdings Corp *	150,274	1,600,418
Web.com Group Inc *	42,502	769,286

		12,396,249

Consumer, Cyclical - 14.6%

AMC Entertainment Holdings Inc ‘A’	36,440	511,982
Aramark	61,003	2,413,279
Beacon Roofing Supply Inc *	26,372	1,399,562
Big Lots Inc	23,772	1,034,795
Bloomin’ Brands Inc	82,887	2,012,496
Camping World Holdings Inc ‘A’	27,103	874,072
Cooper-Standard Holdings Inc *	17,504	2,149,666
iRobot Corp *	21,508	1,380,599
Lithia Motors Inc ‘A’	10,711	1,076,670
Marriott Vacations Worldwide Corp	9,081	1,209,589
Meritor Inc *	63,191	1,299,207
Michael Kors Holdings Ltd *	33,508	2,080,177
Pool Corp	8,757	1,280,449
SkyWest Inc	32,609	1,773,930
Sleep Number Corp *	50,318	1,768,678
Sonic Corp	47,806	1,206,145
Steven Madden Ltd	25,855	1,135,034
Texas Roadhouse Inc	35,577	2,055,639
The Children’s Place Inc	11,510	1,556,728
Wabash National Corp	80,996	1,685,527
Watsco Inc	13,606	2,462,278
Wolverine World Wide Inc	39,891	1,152,850

		33,519,352

Consumer, Non-Cyclical - 23.9%

Acadia Healthcare Co Inc *	37,541	1,470,856
Adtalem Global Education Inc *	37,352	1,776,088
Amedisys Inc *	23,868	1,440,195
Cardtronics PLC ‘A’ *	25,235	562,993
Central Garden & Pet Co ‘A’ *	47,307	1,873,830
Charles River Laboratories International Inc *	19,824	2,116,014
Deluxe Corp	25,707	1,902,575
Euronet Worldwide Inc *	19,694	1,554,250
Green Dot Corp ‘A’ *	38,576	2,475,036
Hill-Rom Holdings Inc	30,850	2,683,950

	Shares	Value
Horizon Pharma PLC *	58,032	$824,054
Hostess Brands Inc *	113,029	1,671,699
Insperity Inc	44,019	3,061,521
Ionis Pharmaceuticals Inc *	21,620	953,010
J&J Snack Foods Corp	6,710	916,318
Lamb Weston Holdings Inc	29,184	1,699,092
LHC Group Inc *	25,843	1,590,895
LivaNova PLC *	21,618	1,913,193
ManpowerGroup Inc	6,591	758,624
MarketAxess Holdings Inc	6,777	1,473,591
Merit Medical Systems Inc *	29,444	1,335,285
Molina Healthcare Inc *	22,015	1,787,178
Nektar Therapeutics *	20,360	2,163,454
NuVasive Inc *	23,575	1,230,851
Patterson Cos Inc	38,307	851,565
Performance Food Group Co *	60,968	1,819,895
Post Holdings Inc *	9,936	752,751
PRA Health Sciences Inc *	17,662	1,465,240
Service Corp International	61,071	2,304,820
Supernus Pharmaceuticals Inc *	58,214	2,666,201
Teleflex Inc	10,300	2,626,294
The Cooper Cos Inc	9,369	2,143,721
Vanda Pharmaceuticals Inc *	70,475	1,187,504

		55,052,543

Energy - 1.8%

Energen Corp *	36,641	2,303,253
Newfield Exploration Co *	32,448	792,380
PDC Energy Inc *	23,162	1,135,633

		4,231,266

Financial - 17.8%

Alleghany Corp	3,614	2,220,586
Chemical Financial Corp	37,905	2,072,645
DCT Industrial Trust Inc REIT	29,659	1,670,988
Douglas Emmett Inc REIT	41,271	1,517,122
East West Bancorp Inc	33,415	2,089,774
Equity LifeStyle Properties Inc REIT	20,815	1,826,933
Everest Re Group Ltd	4,400	1,130,008
FNB Corp	162,819	2,189,916
Highwoods Properties Inc REIT	28,291	1,239,712
Hudson Pacific Properties Inc REIT	45,008	1,464,110
IBERIABANK Corp	24,626	1,920,828
Mid-America Apartment Communities Inc REIT	9,716	886,488
Moelis & Co ‘A’	10,682	543,180
PacWest Bancorp	41,461	2,053,563
PS Business Parks Inc REIT	7,707	871,199
Radian Group Inc	114,988	2,189,372
Raymond James Financial Inc	21,228	1,897,995
Texas Capital Bancshares Inc *	21,803	1,960,090
The Hanover Insurance Group Inc	14,210	1,675,217
Umpqua Holdings Corp	78,820	1,687,536
Washington Real Estate Investment Trust REIT	51,735	1,412,366
Western Alliance Bancorp *	25,693	1,493,020
Wintrust Financial Corp	23,743	2,043,085
Zions Bancorp	53,748	2,834,132

		40,889,865

Industrial - 17.1%

AAR Corp	32,656	1,440,456
Aerojet Rocketdyne Holdings Inc *	56,399	1,577,480
American Woodmark Corp *	18,421	1,813,547
Barnes Group Inc	30,692	1,838,144
EMCOR Group Inc	27,536	2,145,880
EnPro Industries Inc	14,930	1,155,283
Generac Holdings Inc *	36,464	1,674,062
Graphic Packaging Holding Co	136,376	2,093,372
Harsco Corp *	93,752	1,935,979
Hubbell Inc	8,887	1,082,259
ITT Inc	36,203	1,773,223

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-37

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Kirby Corp *	12,109	$931,788
Lydall Inc *	22,491	1,085,191
MasTec Inc *	42,761	2,011,905
Owens Corning	30,531	2,454,692
PerkinElmer Inc	24,960	1,889,971
Rexnord Corp *	50,455	1,497,504
Rogers Corp *	8,344	997,442
Ryder System Inc	22,151	1,612,371
Spirit AeroSystems Holdings Inc ‘A’	16,530	1,383,561
SPX Corp *	72,740	2,362,595
TopBuild Corp *	22,148	1,694,765
US Concrete Inc *	22,265	1,344,806
WestRock Co	22,804	1,463,333

		39,259,609

Technology - 10.2%

Acxiom Corp *	67,931	1,542,713
Ambarella Inc *	24,385	1,194,621
Aspen Technology Inc *	20,442	1,612,669
Bottomline Technologies Inc *	44,067	1,707,596
CommVault Systems Inc *	26,327	1,505,904
j2 Global Inc	23,344	1,842,308
Microsemi Corp *	18,712	1,211,041
MKS Instruments Inc	14,538	1,681,320
Nuance Communications Inc *	53,503	842,672
PTC Inc *	17,078	1,332,255
RealPage Inc *	50,638	2,607,857
Silicon Laboratories Inc *	23,127	2,079,117
Synopsys Inc *	18,104	1,506,977
Take-Two Interactive Software Inc *	21,591	2,111,168
Xperi Corp	27,449	580,546

		23,358,764

Utilities - 2.0%

Avista Corp	19,037	975,646
Black Hills Corp	25,003	1,357,663
CMS Energy Corp	24,444	1,107,069
Portland General Electric Co	30,764	1,246,250

		4,686,628

Total Common Stocks (Cost $196,512,185)		223,397,596

	Shares	Value

SHORT-TERM INVESTMENT - 2.6%

Money Market Fund - 2.6%

BlackRock Liquidity Funds T-Fund Portfolio	6,046,582	$6,046,582

Total Short-Term Investment (Cost $6,046,582)		6,046,582

TOTAL INVESTMENTS - 99.8% (Cost $202,558,767)		229,444,503

OTHER ASSETS & LIABILITIES, NET - 0.2%		556,291

NET ASSETS - 100.0%		$230,000,794

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Financial	17.8%
Industrial	17.1%
Consumer, Cyclical	14.6%
Technology	10.2%
Communications	5.4%
Basic Materials	4.4%
Others (each less than 3.0%)	6.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	An investment with a value of $325 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$325	$—	$—	$325
	Common Stocks	223,397,596	223,397,596	—	—
	Short-Term Investment	6,046,582	6,046,582	—	—

	Total	$229,444,503	229,444,178	$—	$325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-38

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 2.9%

Commercial Metals Co	6,392	$130,780
Kraton Corp *	4,515	215,411
PolyOne Corp	5,857	249,040
US Silica Holdings Inc	1,418	36,187

		631,418

Communications - 4.9%

Ciena Corp *	5,903	152,888
GrubHub Inc *	1,715	174,021
Imperva Inc *	2,706	117,170
NETGEAR Inc *	2,453	140,312
Sinclair Broadcast Group Inc ‘A’	5,027	157,345
TiVo Corp	7,654	103,712
Vonage Holdings Corp *	12,746	135,745
Web.com Group Inc *	3,592	65,015

		1,046,208

Consumer, Cyclical - 11.7%

Beacon Roofing Supply Inc *	1,184	62,835
Big Lots Inc	2,246	97,768
Bloomin’ Brands Inc	6,379	154,882
Camping World Holdings Inc ‘A’	2,365	76,271
Cooper-Standard Holdings Inc *	1,471	180,654
Golden Entertainment Inc *	2,255	52,384
Lithia Motors Inc ‘A’	1,465	147,262
Marriott Vacations Worldwide Corp	1,839	244,955
Meritor Inc *	10,029	206,196
SkyWest Inc	4,031	219,286
Sleep Number Corp *	5,054	177,648
Sonic Corp	4,338	109,448
Steven Madden Ltd	3,349	147,021
Texas Roadhouse Inc	4,037	233,258
The Children’s Place Inc	1,256	169,874
Wabash National Corp	7,631	158,801
Wolverine World Wide Inc	2,440	70,516

		2,509,059

Consumer, Non-Cyclical - 23.7%

ABM Industries Inc	2,423	81,122
Acadia Healthcare Co Inc *	4,581	179,484
Adtalem Global Education Inc *	4,537	215,734
Amedisys Inc *	2,404	145,057
Amphastar Pharmaceuticals Inc *	5,896	110,550
Bluebird Bio Inc *	529	90,327
Cardtronics PLC ‘A’ *	1,757	39,199
Central Garden & Pet Co ‘A’ *	5,806	229,976
Deluxe Corp	2,234	165,338
Encompass Health Corp	3,976	227,308
FibroGen Inc *	2,437	112,589
Green Dot Corp ‘A’ *	2,356	151,161
Horizon Pharma PLC *	10,824	153,701
Hostess Brands Inc *	9,280	137,251
ICU Medical Inc *	1,168	294,803
Insperity Inc	4,470	310,888
J&J Snack Foods Corp	724	98,869
LHC Group Inc *	2,601	160,118
LivaNova PLC *	1,606	142,131
Masimo Corp *	1,265	111,257
Merit Medical Systems Inc *	5,318	241,171
Molina Healthcare Inc *	944	76,634
Nektar Therapeutics *	3,023	321,224
NuVasive Inc *	3,631	189,575
Performance Food Group Co *	3,537	105,579
PRA Health Sciences Inc *	1,878	155,799
SP Plus Corp *	2,193	78,071
Supernus Pharmaceuticals Inc *	5,878	269,212

	Shares	Value
Syneos Health Inc *	3,515	$124,783
TrueBlue Inc *	5,271	136,519
Vanda Pharmaceuticals Inc *	7,964	134,193
Viad Corp	2,180	114,341

		5,103,964

Energy - 1.2%

Laredo Petroleum Inc *	8,778	76,456
PDC Energy Inc *	2,599	127,429
QEP Resources Inc *	4,866	47,638

		251,523

Financial - 22.4%

AG Mortgage Investment Trust Inc REIT	5,367	93,225
Apollo Commercial Real Estate Finance Inc REIT	3,462	62,247
Argo Group International Holdings Ltd	1,851	106,247
Berkshire Hills Bancorp Inc	2,862	108,613
BrightSphere Investment Group PLC	10,294	162,233
Capstead Mortgage Corp REIT	6,277	54,296
Cathay General Bancorp	4,612	184,388
CenterState Bank Corp	6,206	164,645
Chemical Financial Corp	2,979	162,892
Enterprise Financial Services Corp	3,475	162,977
First Industrial Realty Trust Inc REIT	7,507	219,430
First Interstate BancSystem Inc ‘A’	895	35,397
First Merchants Corp	4,537	189,193
First Midwest Bancorp Inc	6,377	156,810
Hanmi Financial Corp	3,103	95,417
Heritage Insurance Holdings Inc	5,585	84,669
IBERIABANK Corp	2,401	187,278
Independent Bank Corp	2,857	65,425
Invesco Mortgage Capital Inc REIT	2,012	32,957
Moelis & Co ‘A’	3,251	165,313
National Storage Affiliates Trust REIT	4,999	125,375
Old National Bancorp	9,843	166,347
Pacific Premier Bancorp Inc *	1,526	61,345
Potlatch Corp REIT	2,674	139,182
Preferred Bank	1,476	94,759
PS Business Parks Inc REIT	1,452	164,134
Radian Group Inc	10,057	191,485
Simmons First National Corp ‘A’	6,475	184,214
Stifel Financial Corp	2,800	165,844
Sunstone Hotel Investors Inc REIT	8,855	134,773
Texas Capital Bancshares Inc *	2,227	200,207
United Community Banks Inc	6,467	204,681
Washington Real Estate Investment Trust REIT	4,965	135,544
Wintrust Financial Corp	2,116	182,082
WSFS Financial Corp	3,526	168,895

		4,812,519

Industrial - 18.8%

AAR Corp	2,711	119,582
Air Transport Services Group Inc *	6,756	157,550
American Woodmark Corp *	1,577	155,256
Barnes Group Inc	3,663	219,377
Belden Inc	657	45,294
EMCOR Group Inc	2,895	225,607
EnerSys	2,638	182,998
Generac Holdings Inc *	2,838	130,293
Harsco Corp *	11,545	238,404
Knight-Swift Transportation Holdings Inc l	—	22
Knowles Corp *	9,320	117,339
Littelfuse Inc	1,230	256,061
MasTec Inc *	5,128	241,272
Rexnord Corp *	7,646	226,933
Rogers Corp *	833	99,577
Saia Inc *	3,559	267,459
SPX Corp *	4,490	145,835
SYNNEX Corp	1,221	144,566
TopBuild Corp *	2,458	188,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-39

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Trinseo SA	3,436	$254,436
Universal Forest Products Inc	4,696	152,385
US Concrete Inc *	1,735	104,794
Vishay Intertechnology Inc	8,840	164,424
Werner Enterprises Inc	3,703	135,159
YRC Worldwide Inc *	6,526	57,625

		4,030,334

Technology - 10.5%

Acxiom Corp *	5,240	119,000
Ambarella Inc *	2,102	102,977
Bottomline Technologies Inc *	2,053	79,554
Cabot Microelectronics Corp	1,164	124,676
CACI International Inc ‘A’ *	1,129	170,874
CommVault Systems Inc *	2,575	147,290
Entegris Inc	6,987	243,148
Glu Mobile Inc *	22,961	86,563
Integrated Device Technology Inc *	4,419	135,045
j2 Global Inc	2,606	205,666
MKS Instruments Inc	944	109,174
Power Integrations Inc	1,372	93,776
RealPage Inc *	4,898	252,247
Silicon Laboratories Inc *	1,350	121,365
Verint Systems Inc *	4,057	172,828
Xperi Corp	4,007	84,748

		2,248,931

Utilities - 2.0%

ALLETE Inc	2,778	200,711
Black Hills Corp	1,965	106,700
Southwest Gas Holdings Inc	1,913	129,376

		436,787

Total Common Stocks (Cost $18,603,887)		21,070,743

	Shares	Value

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	417,954	$417,954

Total Short-Term Investment (Cost $417,954)		417,954

TOTAL INVESTMENTS - 100.0% (Cost $19,021,841)		21,488,697

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(10,233)

NET ASSETS - 100.0%		$21,478,464

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.7%
Financial	22.4%
Industrial	18.8%
Consumer, Cyclical	11.7%
Technology	10.5%
Communications	4.9%
Others (each less than 3.0%)	8.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$21,070,743	$21,070,743	$—	$—
	Short-Term Investment	417,954	417,954	—	—

	Total	$21,488,697	$21,488,697	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-40

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 3.0%

Commercial Metals Co	7,509	$153,634
Kaiser Aluminum Corp	2,147	216,632
Kraton Corp *	7,159	341,556
Minerals Technologies Inc	1,778	119,037

		830,859

Communications - 1.6%

NETGEAR Inc *	4,295	245,674
TiVo Corp	16,033	217,247

		462,921

Consumer, Cyclical - 10.4%

Beacon Roofing Supply Inc *	4,190	222,363
Big Lots Inc	3,386	147,393
Caleres Inc	4,800	161,280
Cooper-Standard Holdings Inc *	2,505	307,639
FirstCash Inc	4,468	363,025
Golden Entertainment Inc *	2,102	48,829
Haverty Furniture Cos Inc	3,939	79,371
Marriott Vacations Worldwide Corp	2,424	322,877
Meritor Inc *	9,163	188,391
Red Robin Gourmet Burgers Inc *	2,432	141,056
SkyWest Inc	7,604	413,658
The Children’s Place Inc	2,215	299,579
Wabash National Corp	10,099	210,160

		2,905,621

Consumer, Non-Cyclical - 14.1%

ABM Industries Inc	6,646	222,508
Acadia Healthcare Co Inc *	4,006	156,955
Adtalem Global Education Inc *	9,905	470,983
AngioDynamics Inc *	7,191	124,045
Bluebird Bio Inc *	682	116,451
Central Garden & Pet Co ‘A’ *	8,871	351,380
CONMED Corp	4,198	265,859
Deluxe Corp	3,777	279,536
Haemonetics Corp *	5,271	385,626
Horizon Pharma PLC *	16,405	232,951
Hostess Brands Inc *	13,140	194,341
LHC Group Inc *	4,427	272,526
LivaNova PLC *	1,603	141,866
Molina Healthcare Inc *	2,249	182,574
RPX Corp	10,061	107,552
SP Plus Corp *	5,237	186,437
Viad Corp	4,803	251,917

		3,943,507

Energy - 2.7%

Exterran Corp *	7,340	195,978
Helix Energy Solutions Group Inc *	12,342	71,460
Laredo Petroleum Inc *	15,755	137,226
PDC Energy Inc *	3,839	188,226
QEP Resources Inc *	17,853	174,781

		767,671

Financial - 39.7%

AG Mortgage Investment Trust Inc REIT	5,088	88,379
Agree Realty Corp REIT	1,906	91,564
Aircastle Ltd	3,941	78,268
Apollo Commercial Real Estate Finance Inc REIT	8,655	155,614
Argo Group International Holdings Ltd	5,668	325,343
Berkshire Hills Bancorp Inc	7,241	274,796
BrightSphere Investment Group PLC	14,450	227,732
Camden National Corp	4,251	189,170
Capstead Mortgage Corp REIT	17,803	153,996
Cathay General Bancorp	7,610	304,248

	Shares	Value
CenterState Bank Corp	9,367	$248,507
Chemical Financial Corp	6,373	348,476
CNO Financial Group Inc	4,216	91,361
Enterprise Financial Services Corp	6,679	313,245
First Industrial Realty Trust Inc REIT	12,384	361,984
First Interstate BancSystem Inc ‘A’	7,324	289,664
First Merchants Corp	7,500	312,750
First Midwest Bancorp Inc	12,742	313,326
Heritage Financial Corp	7,770	237,762
Heritage Insurance Holdings Inc	9,807	148,674
Hilltop Holdings Inc	10,072	236,289
Hope Bancorp Inc	7,443	135,388
Horizon Bancorp	6,063	181,951
IBERIABANK Corp	5,022	391,716
Independent Bank Corp	7,885	180,566
Invesco Mortgage Capital Inc REIT	12,055	197,461
Investors Bancorp Inc	7,312	99,736
MFA Financial Inc REIT	16,525	124,433
National Storage Affiliates Trust REIT	11,669	292,659
Old National Bancorp	17,875	302,088
Pacific Premier Bancorp Inc *	3,305	132,861
PotlatchDeltic Corp REIT	5,578	290,335
Preferred Bank	3,573	229,387
PS Business Parks Inc REIT	2,772	313,347
QCR Holdings Inc	4,240	190,164
Radian Group Inc	19,890	378,706
Simmons First National Corp ‘A’	10,612	301,911
State Bank Financial Corp	7,461	223,905
Stifel Financial Corp	5,055	299,408
Sunstone Hotel Investors Inc REIT	15,678	238,619
Texas Capital Bancshares Inc *	3,066	275,633
Umpqua Holdings Corp	12,264	262,572
United Community Banks Inc	10,666	337,579
Washington Real Estate Investment Trust REIT	10,738	293,147
Wintrust Financial Corp	4,411	379,567
WSFS Financial Corp	5,583	267,426

		11,111,713

Industrial - 16.0%

AAR Corp	4,455	196,510
ArcBest Corp	4,873	156,180
Barnes Group Inc	4,807	287,891
Belden Inc	4,350	299,889
EMCOR Group Inc	5,346	416,614
EnerSys	2,071	143,665
Harsco Corp *	14,232	293,891
Knowles Corp *	16,939	213,262
MasTec Inc *	2,925	137,621
Rexnord Corp *	8,841	262,401
Sanmina Corp *	5,609	146,675
SYNNEX Corp	2,120	251,008
TopBuild Corp *	4,410	337,453
TriMas Corp *	10,397	272,921
Trinseo SA	4,892	362,253
Universal Forest Products Inc	8,001	259,632
Vishay Intertechnology Inc	10,661	198,295
Werner Enterprises Inc	4,187	152,825
YRC Worldwide Inc *	10,622	93,792

		4,482,778

Technology - 7.1%

Acxiom Corp *	10,224	232,187
Ambarella Inc *	2,742	134,331
Bottomline Technologies Inc *	3,480	134,850
CACI International Inc ‘A’ *	3,057	462,677
CSG Systems International Inc	6,019	272,600
Glu Mobile Inc *	37,300	140,621
Insight Enterprises Inc *	5,699	199,066
Verint Systems Inc *	9,767	416,074

		1,992,406

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-41

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Utilities - 4.6%

ALLETE Inc	5,644	$407,779
Black Hills Corp	5,403	293,383
Portland General Electric Co	7,351	297,789
Southwest Gas Holdings Inc	4,406	297,978

		1,296,929

Total Common Stocks (Cost $22,996,099)		27,794,405

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 2000 Value	228	27,789

Total Exchange-Traded Fund (Cost $19,950)		27,789

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio	216,929	216,929

Total Short-Term Investment (Cost $216,929)		216,929

TOTAL INVESTMENTS - 100.1% (Cost $23,232,978)		28,039,123

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(40,489)

NET ASSETS - 100.0%		$27,998,634

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	39.7%
Industrial	16.0%
Consumer, Non-Cyclical	14.1%
Consumer, Cyclical	10.4%
Technology	7.1%
Utilities	4.6%
Basic Materials	3.0%
Others (each less than 3.0%)	5.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$27,794,405	$27,794,405	$—	$—
	Exchange-Traded Fund	27,789	27,789	—	—
	Short-Term Investment	216,929	216,929	—	—

	Total	$28,039,123	$28,039,123	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-42

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP GROWTH

Schedule of Investments

March 31, 2018

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * Ω ±	375	$859

Total Rights (Cost $0)		859

COMMON STOCKS - 97.8%

Basic Materials - 2.6%

Kaiser Aluminum Corp	5,225	527,202
PolyOne Corp	16,121	685,465
US Silica Holdings Inc	6,793	173,357

		1,386,024

Communications - 11.4%

Ciena Corp *	25,137	651,048
GrubHub Inc *	8,849	897,908
Imperva Inc *	12,644	547,485
NETGEAR Inc *	10,867	621,592
RingCentral Inc ‘A’ *	18,361	1,165,924
Shutterfly Inc *	8,752	711,100
Sinclair Broadcast Group Inc ‘A’	15,917	498,202
TiVo Corp	28,757	389,657
Vonage Holdings Corp *	66,432	707,501

		6,190,417

Consumer, Cyclical - 14.1%

AMC Entertainment Holdings Inc ‘A’	16,684	234,410
Beacon Roofing Supply Inc *	11,033	585,521
Bloomin’ Brands Inc	28,719	697,297
Camping World Holdings Inc ‘A’	12,224	394,224
FirstCash Inc	4,986	405,113
Golden Entertainment Inc *	14,384	334,140
iRobot Corp *	5,083	326,278
Lithia Motors Inc ‘A’	6,153	618,500
Sleep Number Corp *	19,451	683,703
Sonic Corp	17,558	442,988
Steven Madden Ltd	10,840	475,876
Texas Roadhouse Inc	10,460	604,379
The Children’s Place Inc	3,921	530,315
Universal Electronics Inc *	6,850	356,543
Wabash National Corp	22,840	475,300
Wolverine World Wide Inc	16,594	479,567

		7,644,154

Consumer, Non-Cyclical - 32.1%

Acadia Healthcare Co Inc *	9,215	361,044
ACADIA Pharmaceuticals Inc *	7,138	160,391
Aclaris Therapeutics Inc *	11,167	195,646
Amedisys Inc *	10,036	605,572
Amicus Therapeutics Inc *	25,390	381,866
Amphastar Pharmaceuticals Inc *	16,087	301,631
BioTelemetry Inc *	13,233	410,885
Bluebird Bio Inc *	952	162,554
Cardtronics PLC ‘A’ *	14,996	334,561
Deluxe Corp	11,970	885,900
Encompass Health Corp	10,424	595,940
Esperion Therapeutics Inc *	5,080	367,436
FibroGen Inc *	10,687	493,739
Green Dot Corp ‘A’ *	13,138	842,934
Horizon Pharma PLC *	42,118	598,076
ICU Medical Inc *	2,844	717,826
Insperity Inc	15,662	1,089,292
iRhythm Technologies Inc *	7,836	493,276
J&J Snack Foods Corp	3,547	484,378
LHC Group Inc *	7,606	468,225

	Shares	Value
LivaNova PLC *	6,132	$542,682
Merit Medical Systems Inc *	10,986	498,215
Molina Healthcare Inc *	6,116	496,497
Nektar Therapeutics *	12,842	1,364,591
NuVasive Inc *	10,185	531,759
Performance Food Group Co *	18,960	565,956
Puma Biotechnology Inc *	7,428	505,475
Revance Therapeutics Inc *	12,134	373,727
Supernus Pharmaceuticals Inc *	22,440	1,027,752
Syneos Health Inc *	10,365	367,958
TrueBlue Inc *	14,701	380,756
Ultragenyx Pharmaceutical Inc *	6,244	318,382
Vanda Pharmaceuticals Inc *	25,894	436,314

		17,361,236

Financial - 5.1%

BrightSphere Investment Group PLC	29,011	457,213
Home BancShares Inc	20,526	468,198
Moelis & Co ‘A’	9,696	493,042
Pacific Premier Bancorp Inc *	10,148	407,950
PS Business Parks Inc REIT	3,938	445,152
Texas Capital Bancshares Inc *	5,306	477,009

		2,748,564

Industrial - 18.0%

Aerojet Rocketdyne Holdings Inc *	18,034	504,411
American Woodmark Corp *	6,307	620,924
EnPro Industries Inc	6,874	531,910
Forward Air Corp	7,358	388,944
Generac Holdings Inc *	12,909	592,652
Harsco Corp *	23,006	475,074
Littelfuse Inc	3,744	779,426
Lydall Inc *	8,542	412,152
Masonite International Corp *	7,481	458,959
MasTec Inc *	13,065	614,708
Rogers Corp *	5,368	641,691
Saia Inc *	9,238	694,236
SPX Corp *	21,868	710,273
Tetra Tech Inc	9,202	450,438
TopBuild Corp *	7,496	573,594
Trinseo SA	8,342	617,725
US Concrete Inc *	8,286	500,474
YRC Worldwide Inc *	22,959	202,728

		9,770,319

Technology - 14.5%

Acxiom Corp *	23,631	536,660
Ambarella Inc *	8,165	400,003
Bottomline Technologies Inc *	18,052	699,515
CommVault Systems Inc *	11,827	676,504
Glu Mobile Inc *	124,235	468,366
Hortonworks Inc *	19,838	404,100
Integrated Device Technology Inc *	19,883	607,624
j2 Global Inc	6,987	551,414
MaxLinear Inc *	18,631	423,855
MKS Instruments Inc	8,032	928,901
RealPage Inc *	21,646	1,114,769
Silicon Laboratories Inc *	7,195	646,831
Xperi Corp	17,405	368,116

		7,826,658

Total Common Stocks (Cost $46,039,049)		52,927,372

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-43

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP GROWTH

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value

SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio	1,212,666	$1,212,666

Total Short-Term Investment (Cost $1,212,666)		1,212,666

TOTAL INVESTMENTS - 100.0% (Cost $47,251,715)		54,140,897

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(11,726)

NET ASSETS - 100.0%		$54,129,171

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	32.1%
Industrial	18.0%
Technology	14.5%
Consumer, Cyclical	14.1%
Communications	11.4%
Financial	5.1%
Others (each less than 3.0%)	4.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	An investment with a value of $859 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$859	$—	$—	$859
	Common Stocks	52,927,372	52,927,372	—	—
	Short-Term Investment	1,212,666	1,212,666	—	—

	Total	$54,140,897	$54,140,038	$—	$859

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-45

B-44

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2018

Explanation of Symbols:

*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
Ω

The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).

±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Reference Rate Abbreviation:

USD LIBOR	United States Dollar London Interbank Offered Rate

Other Abbreviations:

PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-45

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2018

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at cost	$292,426,295	$417,987,865	$1,167,491,164	$830,992,082	$260,902,112	$40,416,744
Investments in affiliated mutual funds, at value	$306,086,446	$451,974,996	$1,325,864,968	$995,177,783	$332,889,195	$40,765,910
Receivables:
Fund shares sold	234,456	230,993	522,267	293,196	201,488	140,700
Securities sold	—	349,295	280,379	168,848	22,030	—
Due from adviser	17,143	20,319	54,054	42,722	19,456	—
Prepaid expenses and other assets	10,465	11,378	18,105	16,338	8,670	5,834
Total Assets	306,348,510	452,586,981	1,326,739,773	995,698,887	333,140,839	40,912,444
LIABILITIES
Payables:
Fund shares redeemed	287,436	761,475	2,155,844	1,671,881	352,197	29,708
Securities purchased	52,212	—	—	—	—	4,370
Accrued advisory fees	51,968	77,421	228,005	171,518	57,552	8,809
Accrued administration fees	38,976	58,066	171,004	128,639	43,164	5,086
Accrued support service expenses	11,136	16,361	47,536	35,300	11,412	653
Accrued transfer agency out-of-pocket expenses	10,322	15,236	44,572	33,266	10,814	786
Accrued legal, audit and tax service fees	35,747	53,590	157,910	119,047	39,659	3,982
Accrued trustees’ fees and expenses and deferred compensation	4,106	4,905	13,162	9,136	2,704	14
Accrued distribution and/or service fees	32,218	44,724	125,879	90,189	28,752	700
Accrued other	16,161	24,397	70,872	52,910	16,940	1,149
Total Liabilities	540,282	1,056,175	3,014,784	2,311,886	563,194	55,257
NET ASSETS	$305,808,228	$451,530,806	$1,323,724,989	$993,387,001	$332,577,645	$40,857,187
NET ASSETS CONSIST OF:
Paid-in capital	$280,121,677	$388,429,718	$1,052,477,547	$746,269,137	$241,044,443	$40,737,910
Undistributed/accumulated net investment income (loss)	204,014	(365,209)	(262,560)	(1,234,668)	(357,597)	(13,526)
Undistributed/accumulated net realized gain (loss)	11,822,386	29,479,166	113,136,198	84,166,831	19,903,716	(216,363)
Net unrealized appreciation (depreciation) on investments	13,660,151	33,987,131	158,373,804	164,185,701	71,987,083	349,166
NET ASSETS	$305,808,228	$451,530,806	$1,323,724,989	$993,387,001	$332,577,645	$40,857,187
Class A Shares:
Net Assets	$131,023,197	$227,419,531	$690,689,237	$555,327,586	$189,902,829	$4,903,707
Shares of beneficial interest outstanding	11,658,921	18,077,695	48,445,092	35,912,645	11,150,086	493,040
Net Asset Value per share*	$11.24	$12.58	$14.26	$15.46	$17.03	$9.95
Sales Charge — Maximum is 5.50% of offering price	0.65	0.73	0.83	0.90	0.99	0.58
Maximum offering price per share	$11.89	$13.31	$15.09	$16.36	$18.02	$10.53
Class B Shares:
Net Assets	$24,600,446	$39,004,099	$119,869,829	$88,936,699	$27,173,115
Shares of beneficial interest outstanding	2,236,374	3,159,284	8,522,666	5,839,928	1,634,770
Net Asset Value per share*	$11.00	$12.35	$14.06	$15.23	$16.62
Class C Shares:
Net Assets	$137,036,341	$174,766,061	$465,912,508	$317,342,092	$97,876,978	$3,070,127
Shares of beneficial interest outstanding	12,463,008	14,163,892	33,182,283	20,904,013	5,899,237	314,093
Net Asset Value per share*	$11.00	$12.34	$14.04	$15.18	$16.59	$9.77
Class R Shares:
Net Assets	$5,013,535	$5,145,614	$24,165,484	$15,500,553	$7,558,217
Shares of beneficial interest outstanding	449,198	411,688	1,700,679	1,005,522	446,946
Net Asset Value per share	$11.16	$12.50	$14.21	$15.42	$16.91
Advisor Class:
Net Assets	$8,134,709	$5,195,501	$23,087,931	$16,280,071	$10,066,506	$32,883,353
Shares of beneficial interest outstanding	722,168	411,763	1,615,701	1,049,862	589,743	3,293,511
Net Asset Value per share	$11.26	$12.62	$14.29	$15.51	$17.07	$9.98

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2018

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
ASSETS
Investments, at cost (excluding derivatives)	$418,089,982	$710,276,490	$547,903,822	$1,612,169,251	$35,690,746	$81,565,075
Investments, at value (excluding derivatives)	$415,377,697	$705,401,342	$546,354,484	$1,615,615,122	$35,219,665	$81,189,048
Cash	97,193	151,577	1,476,506	1,290,520	13,355	88,568
Foreign currency held, at value (1)	—	—	5,170	—	—	646
Receivables:
Dividends and interest	2,042,000	4,540,923	5,801,297	3,808,468	452,100	1,337,780
Fund shares sold	1,206,606	987,864	3,318,302	6,623,865	—	42,962
Securities sold	1,669,730	2,997,434	4,500,000	140,233,972	—	—
Due from adviser	105,170	178,622	144,515	311,671	12,500	11,674
Unfunded loan commitment appreciation	—	—	—	66,862	—	—
Prepaid expenses and other assets	13,474	14,041	13,125	21,755	4,554	4,212
Total Assets	420,511,870	714,271,803	561,613,399	1,767,972,235	35,702,174	82,674,890
LIABILITIES
Payables:
Fund shares redeemed	1,607,406	7,491,053	2,653,949	2,304,644	9,722	50,995
Securities purchased	3,350,000	12,729,908	19,617,117	288,569,115	247,813	1,132,808
Income distributions	64,589	365,150	364,682	695,260	614	438
Accrued advisory fees	140,759	308,071	272,787	774,373	18,948	29,118
Accrued administration fees	105,016	173,429	135,843	315,583	5,873	8,891
Accrued support service expenses	12,168	26,225	13,989	41,761	1,169	859
Accrued custodian fees and expenses	4,209	8,013	5,414	24,430	1,201	494
Accrued transfer agency out-of-pocket expenses	12,129	25,157	14,551	40,876	1,118	853
Accrued legal, audit and tax service fees	46,705	89,327	58,856	153,328	4,053	3,587
Accrued trustees’ fees and expenses and deferred compensation	220	455	262	745	20	—
Accrued distribution and/or service fees	11,185	22,039	12,365	40,023	732	954
Accrued other	25,805	50,613	35,044	125,763	7,218	7,059
Unfunded loan commitment depreciation	—	—	9,744	3,550	—	—
Total Liabilities	5,380,191	21,289,440	23,194,603	293,089,451	298,481	1,236,056
NET ASSETS	$415,131,679	$692,982,363	$538,418,796	$1,474,882,784	$35,403,693	$81,438,834
NET ASSETS CONSIST OF:
Paid-in capital	$419,397,112	$712,622,700	$547,807,223	$1,508,704,546	$39,506,432	$90,462,420
Undistributed/accumulated net investment income (loss)	166,774	350,493	367,263	873,980	25,758	94,127
Undistributed/accumulated net realized gain (loss)	(1,719,922)	(15,115,682)	(8,195,138)	(38,204,925)	(3,657,416)	(8,741,544)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(2,712,285)	(4,875,148)	(1,560,552)	3,509,183	(471,081)	(376,169)
NET ASSETS	$415,131,679	$692,982,363	$538,418,796	$1,474,882,784	$35,403,693	$81,438,834
Class A Shares:
Net Assets	$94,196,780	$132,006,201	$71,948,162	$209,033,998	$4,813,163	$5,462,549
Shares of beneficial interest outstanding	9,201,812	12,628,391	6,719,202	20,647,447	533,751	534,053
Net Asset Value per share*	$10.24	$10.45	$10.71	$10.12	$9.02	$10.23
Sales Charge (2)	0.32	0.46	0.48	0.31	0.28	0.45
Maximum offering price per share	$10.56	$10.91	$11.19	$10.43	$9.30	$10.68
Class C Shares:
Net Assets	$44,337,447	$101,156,427	$57,388,954	$191,239,334	$3,260,241	$4,418,079
Shares of beneficial interest outstanding	4,339,492	9,674,451	5,370,759	18,925,609	362,410	432,577
Net Asset Value per share*	$10.22	$10.46	$10.69	$10.10	$9.00	$10.21
Class I Shares:
Net Assets	$4,329,059	$4,339,204	$3,881,653	$294,351,938	$24,718,754	$210,953
Shares of beneficial interest outstanding	423,459	414,745	364,609	29,034,423	2,741,438	20,807
Net Asset Value per share	$10.22	$10.46	$10.65	$10.14	$9.02	$10.14
Class P Shares:
Net Assets		$66,750,471		$64,557,493		$68,844,124
Shares of beneficial interest outstanding		6,361,862		6,368,950		6,791,699
Net Asset Value per share		$10.49		$10.14		$10.14
Advisor Class:
Net Assets	$272,268,393	$388,730,060	$405,200,027	$715,700,021	$2,611,535	$2,503,129
Shares of beneficial interest outstanding	26,593,196	37,106,318	37,837,334	70,450,011	289,829	244,547
Net Asset Value per share	$10.24	$10.48	$10.71	$10.16	$9.01	$10.24

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The cost of foreign currency for Pacific Funds Strategic Income and Pacific Funds High Income was $6,640 and $788, respectively.
(2)	The Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge. The Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2018

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
ASSETS
Investments, at cost (excluding derivatives)	$15,521,635	$24,766,495	$202,558,767	$19,021,841	$23,232,978	$47,251,715
Investments, at value (excluding derivatives)	$17,636,454	$29,356,656	$229,444,503	$21,488,697	$28,039,123	$54,140,897
Cash	2,969	11,044	20,004	3,939	5,496	4,130
Receivables:
Dividends and interest	10,757	25,529	125,101	15,872	37,795	8,775
Fund shares sold	56,511	13,229	815,274	23,996	10,000	5,000
Securities sold	508,968	—	—	111,096	15,433	26,767
Due from adviser	8,484	9,012	50,332	10,067	8,903	9,665
Prepaid expenses and other assets	5,257	5,672	9,404	5,799	5,895	6,094
Total Assets	18,229,400	29,421,142	230,464,618	21,659,466	28,122,645	54,201,328
LIABILITIES
Payables:
Fund shares redeemed	3,053	62,521	182,266	747	15,044	15,904
Securities purchased	504,690	—	—	152,645	71,610	—
Accrued advisory fees	8,325	16,334	165,167	15,615	20,881	35,352
Accrued administration fees	4,461	7,301	57,018	5,459	6,133	8,382
Accrued support service expenses	803	1,867	10,319	881	2,141	2,255
Accrued custodian fees and expenses	396	499	1,595	414	501	554
Accrued transfer agency out-of-pocket expenses	468	989	5,870	519	1,031	1,262
Accrued legal, audit and tax service fees	1,922	3,426	24,797	2,355	3,418	4,874
Accrued trustees’ fees and expenses and deferred compensation	8	18	105	10	19	23
Accrued distribution and/or service fees	793	842	3,635	351	307	213
Accrued other	1,624	2,619	13,052	2,006	2,926	3,338
Total Liabilities	526,543	96,416	463,824	181,002	124,011	72,157
NET ASSETS	$17,702,857	$29,324,726	$230,000,794	$21,478,464	$27,998,634	$54,129,171
NET ASSETS CONSIST OF:
Paid-in capital	$15,395,374	$23,741,480	$202,702,459	$18,977,017	$21,496,622	$46,322,884
Undistributed/accumulated net investment income (loss)	17,471	49,423	—	—	1,539	(42,866)
Undistributed/accumulated net realized gain (loss)	175,193	943,662	412,599	34,591	1,694,328	959,971
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	2,114,819	4,590,161	26,885,736	2,466,856	4,806,145	6,889,182
NET ASSETS	$17,702,857	$29,324,726	$230,000,794	$21,478,464	$27,998,634	$54,129,171
Class A Shares:
Net Assets	$4,939,028	$3,304,488	$21,130,707	$2,367,455	$1,104,873	$713,388
Shares of beneficial interest outstanding	402,170	291,335	1,596,645	184,090	98,873	58,168
Net Asset Value per share*	$12.28	$11.34	$13.23	$12.86	$11.17	$12.26
Sales Charge — Maximum is 4.25% of offering price	0.55	0.50	0.59	0.57	0.50	0.54
Maximum offering price per share	$12.83	$11.84	$13.82	$13.43	$11.67	$12.80
Class C Shares:
Net Assets	$3,545,339	$4,327,359	$15,457,567	$796,999	$1,567,924	$759,467
Shares of beneficial interest outstanding	290,044	384,542	1,187,788	62,441	141,813	62,971
Net Asset Value per share*	$12.22	$11.25	$13.01	$12.76	$11.06	$12.06
Class P Shares:
Net Assets						$26,764,327
Shares of beneficial interest outstanding						2,167,752
Net Asset Value per share						$12.35
Advisor Class:
Net Assets	$8,069,772	$19,624,163	$176,897,473	$14,767,307	$15,511,414	$13,573,608
Shares of beneficial interest outstanding	652,418	1,725,310	13,316,587	1,132,530	1,379,747	1,098,756
Net Asset Value per share	$12.37	$11.37	$13.28	$13.04	$11.24	$12.35
Investor Class:
Net Assets	$456,595	$105,561	$6,537,794	$3,089,356	$157,720	$1,492,648
Shares of beneficial interest outstanding	37,608	9,411	495,153	238,699	14,133	121,826
Net Asset Value per share	$12.14	$11.22	$13.20	$12.94	$11.16	$12.25
Class S:
Net Assets	$692,123	$1,963,155	$9,977,253	$457,347	$9,656,703	$10,825,733
Shares of beneficial interest outstanding	56,965	173,068	750,768	38,113	861,164	874,359
Net Asset Value per share	$12.15	$11.34	$13.29	$12.00	$11.21	$12.38

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2018

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$8,953,119	$12,141,913	$27,678,489	$17,893,129	$4,473,064	$736,818
Total Investment Income	8,953,119	12,141,913	27,678,489	17,893,129	4,473,064	736,818

EXPENSES
Advisory fees	643,432	953,881	2,771,955	2,060,512	669,726	45,951
Administration fees	482,574	715,410	2,078,967	1,545,384	502,295	34,464
Support services expenses	51,298	76,652	220,632	163,377	51,799	2,133
Shareholder report expenses	27,401	41,015	118,664	87,965	28,452	1,598
Distribution and/or service fees (1)
Class A	336,368	583,704	1,784,000	1,411,424	471,330	8,766
Class B	275,528	429,640	1,298,822	961,771	292,852
Class C	1,462,020	1,898,617	4,976,235	3,380,603	1,007,292	23,340
Class R	33,844	26,516	122,665	80,597	39,060
Transfer agency out-of-pocket expenses	23,646	35,281	101,781	75,253	23,718	1,259
Registration fees	73,831	72,016	86,955	84,984	74,347	44,874
Legal, audit and tax service fees	45,322	68,016	199,309	149,735	49,339	4,324
Trustees’ fees and expenses	14,705	22,020	63,762	47,392	15,239	827
Recoupment of adviser reimbursement (2)	—	—	—	—	—	6,784
Other	13,951	19,820	50,842	37,855	13,585	2,243
Total Expenses	3,483,920	4,942,588	13,874,589	10,086,852	3,239,034	176,563
Adviser Expense Reimbursement (2)	(250,155)	(334,819)	(841,944)	(646,561)	(256,481)	(6,603)
Net Expenses	3,233,765	4,607,769	13,032,645	9,440,291	2,982,553	169,960
NET INVESTMENT INCOME (LOSS)	5,719,354	7,534,144	14,645,844	8,452,838	1,490,511	566,858

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	13,429,797	30,560,228	100,606,332	72,978,024	19,165,394	(279,865)
Capital gain distributions from affiliated mutual fund investments	3,730,087	8,927,170	41,599,890	38,895,732	15,735,713	425,539
Net Realized Gain (Loss)	17,159,884	39,487,398	142,206,222	111,873,756	34,901,107	145,674

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	(9,276,548)	(18,755,868)	(49,367,075)	(23,161,117)	1,005,591	258,496
Change in Net Unrealized Appreciation (Depreciation)	(9,276,548)	(18,755,868)	(49,367,075)	(23,161,117)	1,005,591	258,496
NET GAIN (LOSS)	7,883,336	20,731,530	92,839,147	88,712,639	35,906,698	404,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,602,690	$28,265,674	$107,484,991	$97,165,477	$37,397,209	$971,028

(1)	The Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2018

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$119,739	$266,853	$606,095	$870,440	$16,647	$40,756
Interest, net of foreign taxes withheld	9,700,046	26,348,842	19,542,838	62,844,383	1,718,896	1,584,757
Other	3,652	348	—	110,350	148	—
Total Investment Income	9,823,437	26,616,043	20,148,933	63,825,173	1,735,691	1,625,513

EXPENSES
Advisory fees	1,411,522	3,834,154	2,597,338	8,104,895	225,050	169,051
Administration fees	1,052,553	2,120,516	1,293,445	3,265,280	68,456	61,231
Support services expenses	49,924	118,122	58,350	180,870	6,213	4,258
Custodian fees and expenses	13,521	29,041	17,827	76,226	4,346	1,859
Shareholder report expenses	28,565	66,054	35,215	103,975	2,914	1,821
Distribution and/or service fees (1)
Class A	210,240	374,082	175,640	520,224	12,722	13,946
Class C	432,840	1,110,736	543,813	1,872,971	34,339	47,719
Transfer agency out-of-pocket expenses	24,708	57,201	29,689	88,978	2,505	2,031
Registration fees	85,931	91,643	86,545	125,845	56,566	54,381
Legal, audit and tax service fees	55,730	111,340	69,546	193,631	4,997	4,338
Trustees’ fees and expenses	14,492	32,526	17,477	51,548	1,437	1,220
Interest expense	—	—	—	162,918	—	—
Other	28,389	50,483	42,177	68,708	16,587	18,095
Total Expenses	3,408,415	7,995,898	4,967,062	14,816,069	436,132	379,950
Advisory Fee Waiver (2)	—	—	—	(61,727)	(6,925)	—
Adviser Expense Reimbursement (3)	(1,000,932)	(2,102,504)	(1,246,313)	(3,114,566)	(141,501)	(119,953)
Net Expenses	2,407,483	5,893,394	3,720,749	11,639,776	287,706	259,997
NET INVESTMENT INCOME (LOSS)	7,415,954	20,722,649	16,428,184	52,185,397	1,447,985	1,365,516

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	808,998	3,341,867	4,492,052	848,283	13,879	494,515
Swap transactions	—	—	—	—	—	30,952
Net Realized Gain (Loss)	808,998	3,341,867	4,492,052	848,283	13,879	525,467

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(4,727,335)	(8,743,244)	(5,931,020)	(4,186,584)	(405,697)	(959,273)
Foreign currencies	—	—	161	—	—	20
Swaps	—	—	—	—	—	(9,619)
Unfunded loan commitments	—	—	(9,744)	18,598	—	—
Change in Net Unrealized Appreciation (Depreciation)	(4,727,335)	(8,743,244)	(5,940,603)	(4,167,986)	(405,697)	(968,872)
NET GAIN (LOSS)	(3,918,337)	(5,401,377)	(1,448,551)	(3,319,703)	(391,818)	(443,405)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,497,617	$15,321,272	$14,979,633	$48,865,694	$1,056,167	$922,111

Foreign taxes withheld on dividends and interest	$13,573	$1,495	$8,761	$—	$375	$1,212

(1)	Class I, Class P, and the Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2018

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$235,574	$621,086	$1,738,365	$173,629	$465,947	$253,668
Total Investment Income	235,574	621,086	1,738,365	173,629	465,947	253,668

EXPENSES
Advisory fees	90,376	195,685	1,451,376	129,285	275,782	331,813
Administration fees	40,913	87,861	498,316	45,189	82,254	81,746
Support services expenses	2,128	5,562	26,237	2,244	5,661	7,009
Custodian fees and expenses	1,449	1,872	5,422	1,483	1,925	2,075
Shareholder report expenses	1,043	2,588	13,891	1,060	2,584	3,462
Distribution and/or service fees (1)
Class A	11,205	7,711	48,035	4,455	2,648	1,417
Class C	32,772	40,457	117,369	8,106	15,623	4,726
Investor Class	1,041	262	17,795	2,510	392	3,186
Transfer agency out-of-pocket expenses	917	2,247	11,269	973	2,252	2,961
Registration fees	60,206	58,677	79,434	59,087	57,450	57,805
Legal, audit and tax service fees	2,243	4,315	28,606	2,684	4,240	6,018
Trustees’ fees and expenses	536	1,292	6,730	590	1,269	1,702
Other	5,547	6,112	12,210	6,163	6,746	6,573
Total Expenses	250,376	414,641	2,316,690	263,829	458,826	510,493
Advisory Fee Waiver (2)	(13,904)	—	—	—	—	—
Adviser Expense Reimbursement (3)	(87,705)	(111,953)	(341,697)	(88,698)	(104,441)	(107,736)
Net Expenses	148,767	302,688	1,974,993	175,131	354,385	402,757
NET INVESTMENT INCOME (LOSS)	86,807	318,398	(236,628)	(1,502)	111,562	(149,089)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	422,128	1,291,881	657,794	271,077	2,665,440	2,754,520
Net Realized Gain (Loss)	422,128	1,291,881	657,794	271,077	2,665,440	2,754,520

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	1,000,877	1,131,106	16,333,908	1,124,666	(874,669)	1,827,259
Change in Net Unrealized Appreciation (Depreciation)	1,000,877	1,131,106	16,333,908	1,124,666	(874,669)	1,827,259
NET GAIN (LOSS)	1,423,005	2,422,987	16,991,702	1,395,743	1,790,771	4,581,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,509,812	$2,741,385	$16,755,074	$1,394,241	$1,902,333	$4,432,690

(1)	The Class P, Advisor, and Class S shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$5,719,354	$4,679,620	$7,534,144	$6,771,647	$14,645,844	$18,477,814
Net realized gain (loss)	17,159,884	2,778,068	39,487,398	5,252,361	142,206,222	26,425,429
Change in net unrealized appreciation (depreciation)	(9,276,548)	14,438,850	(18,755,868)	28,729,583	(49,367,075)	102,713,381
Net Increase (Decrease) in Net Assets Resulting from Operations	13,602,690	21,896,538	28,265,674	40,753,591	107,484,991	147,616,624

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,912,601)	(2,896,693)	(4,861,302)	(4,726,702)	(11,726,102)	(13,130,548)
Class B	(421,675)	(439,380)	(633,795)	(651,590)	(1,396,913)	(1,685,804)
Class C	(2,263,679)	(2,195,350)	(2,848,132)	(2,924,445)	(5,375,396)	(6,559,239)
Class R	(118,481)	(193,444)	(100,872)	(104,475)	(382,575)	(375,854)
Advisor Class	(147,955)	(89,445)	(115,522)	(92,773)	(428,003)	(314,926)
Net realized gains
Class A	—	(1,861,955)	(2,532,640)	(5,435,852)	(15,115,123)	(25,233,447)
Class B	—	(397,080)	(462,792)	(1,034,360)	(2,761,348)	(4,712,449)
Class C	—	(2,020,417)	(2,043,625)	(4,740,186)	(10,579,522)	(18,432,497)
Class R	—	(134,051)	(56,995)	(129,428)	(548,419)	(806,091)
Advisor Class	—	(49,454)	(55,238)	(94,380)	(489,198)	(508,114)
Net Decrease from Dividends and Distributions to Shareholders	(5,864,391)	(10,277,269)	(13,710,913)	(19,934,191)	(48,802,599)	(71,758,969)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	21,118,348	20,641,518	28,225,155	29,875,459	65,600,073	70,798,439
Class B	1,060,894	2,827,965	838,578	2,703,181	2,400,014	8,030,046
Class C	14,413,486	21,242,698	11,011,781	17,661,394	30,037,376	45,860,306
Class R	1,904,395	2,087,592	658,179	1,069,627	6,480,702	5,214,365
Advisor Class	7,308,745	3,092,771	2,838,923	3,539,110	13,885,108	9,290,977
Dividends and distribution reinvestments
Class A	2,851,921	4,531,370	7,238,144	9,961,916	26,555,935	37,969,820
Class B	403,817	801,904	1,058,797	1,645,794	4,060,560	6,254,491
Class C	2,169,873	4,045,927	4,734,975	7,399,874	15,594,027	24,326,639
Class R	118,481	327,495	157,867	233,903	930,994	1,181,945
Advisor Class	130,245	90,870	148,989	140,834	806,051	665,876
Cost of shares repurchased
Class A	(33,043,648)	(47,987,873)	(51,882,098)	(68,788,872)	(152,420,279)	(199,648,777)
Class B	(7,281,860)	(8,585,320)	(9,415,432)	(8,504,928)	(26,922,276)	(29,401,294)
Class C	(36,458,058)	(50,196,070)	(46,863,745)	(54,450,785)	(116,379,682)	(136,343,420)
Class R	(5,572,314)	(4,475,168)	(1,760,589)	(1,359,415)	(8,442,266)	(8,909,350)
Advisor Class	(4,859,568)	(2,925,769)	(2,855,308)	(3,864,077)	(10,245,364)	(12,744,303)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(35,735,243)	(54,480,090)	(55,865,784)	(62,736,985)	(148,059,027)	(177,454,240)
NET INCREASE (DECREASE) IN NET ASSETS	(27,996,944)	(42,860,821)	(41,311,023)	(41,917,585)	(89,376,635)	(101,596,585)

NET ASSETS
Beginning of Year	333,805,172	376,665,993	492,841,829	534,759,414	1,413,101,624	1,514,698,209
End of Year	$305,808,228	$333,805,172	$451,530,806	$492,841,829	$1,323,724,989	$1,413,101,624
Undistributed/Accumulated Net Investment Income (Loss)	$204,014	($200,930)	($365,209)	($892,512)	($262,560)	($2,862,407)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$8,452,838	$12,850,495	$1,490,511	$3,003,547	$566,858	$433,954
Net realized gain (loss)	111,873,756	23,413,481	34,901,107	12,803,315	145,674	(80,215)
Change in net unrealized appreciation (depreciation)	(23,161,117)	89,929,806	1,005,591	27,751,137	258,496	208,284
Net Increase (Decrease) in Net Assets Resulting from Operations	97,165,477	126,193,782	37,397,209	43,557,999	971,028	562,023

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(8,314,557)	(9,094,417)	(2,191,024)	(2,203,191)	(98,284)	(150,590)
Class B	(854,443)	(1,058,850)	(170,680)	(206,477)
Class C	(3,023,542)	(3,759,307)	(605,589)	(705,928)	(55,299)	(76,046)
Class R	(211,322)	(218,727)	(77,380)	(74,738)
Advisor Class	(269,165)	(196,174)	(122,224)	(86,145)	(489,276)	(211,895)
Net realized gains
Class A	(14,105,079)	(25,096,077)	(5,356,432)	(9,677,910)	—	—
Class B	(2,390,612)	(4,451,793)	(830,146)	(1,616,412)
Class C	(8,452,254)	(16,040,093)	(2,902,552)	(5,560,851)	—	—
Class R	(415,832)	(693,273)	(230,283)	(382,436)
Advisor Class	(405,922)	(439,770)	(256,767)	(281,707)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(38,442,728)	(61,048,481)	(12,743,077)	(20,795,795)	(642,859)	(438,531)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	51,974,122	53,513,336	17,680,573	18,570,332	2,577,620	676,037
Class B	2,326,243	6,937,497	1,055,232	3,291,525
Class C	22,707,932	28,988,316	13,056,528	13,026,047	2,068,688	1,137,079
Class R	2,363,340	3,136,442	1,544,987	1,377,281
Advisor Class	6,843,745	6,810,080	4,131,416	5,782,462	25,813,307	6,383,645
Dividends and distribution reinvestments
Class A	22,209,123	33,892,955	7,488,586	11,753,676	92,137	134,927
Class B	3,159,808	5,370,543	986,595	1,802,299
Class C	11,246,878	19,283,093	3,424,678	6,062,645	55,259	75,677
Class R	627,154	912,000	307,663	457,174
Advisor Class	610,159	573,035	362,989	351,442	487,508	211,895
Cost of shares repurchased
Class A	(111,400,463)	(133,069,630)	(29,068,542)	(34,153,004)	(478,948)	(1,356,105)
Class B	(20,370,468)	(22,051,722)	(7,037,527)	(7,239,118)
Class C	(83,362,341)	(89,208,884)	(25,517,655)	(27,017,151)	(540,742)	(401,172)
Class R	(3,743,904)	(8,078,468)	(2,178,564)	(2,057,339)
Advisor Class	(5,247,841)	(6,919,008)	(2,145,476)	(6,137,725)	(2,514,438)	(290,018)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(100,056,513)	(99,910,415)	(15,908,517)	(14,129,454)	27,560,391	6,571,965
NET INCREASE (DECREASE) IN NET ASSETS	(41,333,764)	(34,765,114)	8,745,615	8,632,750	27,888,560	6,695,457

NET ASSETS
Beginning of Year	1,034,720,765	1,069,485,879	323,832,030	315,199,280	12,968,627	6,273,170
End of Year	$993,387,001	$1,034,720,765	$332,577,645	$323,832,030	$40,857,187	$12,968,627
Undistributed/Accumulated Net Investment Income (Loss)	($1,234,668)	($2,175,840)	($357,597)	($703,742)	($13,526)	($5,607)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$7,415,954	$4,816,269	$20,722,649	$18,482,368	$16,428,184	$9,448,942
Net realized gain (loss)	808,998	731,984	3,341,867	4,466,294	4,492,052	(2,029,475)
Change in net unrealized appreciation (depreciation)	(4,727,335)	643,525	(8,743,244)	(3,862,633)	(5,940,603)	14,452,574
Net Increase (Decrease) in Net Assets Resulting from Operations	3,497,617	6,191,778	15,321,272	19,086,029	14,979,633	21,872,041

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,670,968)	(1,227,149)	(3,861,326)	(4,826,887)	(2,533,746)	(2,172,945)
Class C	(522,455)	(454,025)	(2,037,140)	(2,444,399)	(1,592,221)	(1,405,025)
Class I	(89,609)	(54,322)	(139,896)	(120,832)	(136,861)	(56,031)
Class P			(3,205,207)	(2,531,674)
Advisor Class	(5,007,525)	(3,070,775)	(11,251,230)	(8,536,077)	(11,977,951)	(5,862,236)
Net realized gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class P			—	—
Advisor Class	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(7,290,557)	(4,806,271)	(20,494,799)	(18,459,869)	(16,240,779)	(9,496,237)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	58,408,543	43,294,940	30,371,212	53,216,416	31,105,423	33,503,568
Class C	15,019,325	17,051,848	11,003,930	19,632,417	19,269,415	15,648,664
Class I	2,696,087	2,142,132	1,487,585	1,739,345	2,419,650	1,806,030
Class P			1,057,954	133,255,892
Advisor Class	249,409,205	136,012,122	266,427,285	231,900,698	301,909,775	151,557,523
Dividends and distribution reinvestments
Class A	1,505,440	1,165,652	3,401,268	4,409,873	2,058,751	1,977,405
Class C	491,064	411,509	1,813,120	2,157,620	1,371,761	1,254,878
Class I	89,514	53,032	139,095	119,602	134,988	53,586
Class P			3,205,207	2,531,674
Advisor Class	4,566,532	2,752,103	7,861,439	6,151,740	9,467,320	5,061,475
Cost of shares repurchased
Class A	(31,774,445)	(47,411,008)	(61,588,358)	(94,720,079)	(28,122,369)	(23,925,551)
Class C	(13,904,093)	(18,790,677)	(31,816,511)	(42,744,488)	(13,321,375)	(13,699,228)
Class I	(1,825,490)	(488,855)	(1,833,325)	(889,532)	(1,106,790)	(423,951)
Class P			(59,290,467)	(27,196,114)
Advisor Class	(141,710,576)	(106,431,612)	(219,522,626)	(150,931,268)	(122,216,357)	(61,407,661)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	142,971,106	29,761,186	(47,283,192)	138,633,796	202,970,192	111,406,738
NET INCREASE (DECREASE) IN NET ASSETS	139,178,166	31,146,693	(52,456,719)	139,259,956	201,709,046	123,782,542

NET ASSETS
Beginning of Year	275,953,513	244,806,820	745,439,082	606,179,126	336,709,750	212,927,208
End of Year	$415,131,679	$275,953,513	$692,982,363	$745,439,082	$538,418,796	$336,709,750
Undistributed/Accumulated Net Investment Income (Loss)	$166,774	$38,026	$350,493	$139,264	$367,263	$88,156

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$52,185,397	$33,450,844	$1,447,985	$1,327,270	$1,365,516	$3,260,551
Net realized gain (loss)	848,283	11,494,263	13,879	(162,300)	525,467	(1,783,038)
Change in net unrealized appreciation (depreciation)	(4,167,986)	16,369,027	(405,697)	1,100,148	(968,872)	9,932,095
Net Increase (Decrease) in Net Assets Resulting from Operations	48,865,694	61,314,134	1,056,167	2,265,118	922,111	11,409,608

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(8,455,737)	(7,537,571)	(206,017)	(225,008)	(287,489)	(362,887)
Class C	(6,345,408)	(5,464,855)	(116,741)	(96,954)	(212,556)	(228,459)
Class I	(10,496,193)	(6,718,654)	(1,023,159)	(924,173)	(124,627)	(235,771)
Class P	(3,251,568)	(286,295)			(651,705)	(2,450,055)
Advisor Class	(23,304,092)	(13,081,724)	(108,014)	(83,321)	(123,295)	(116,166)
Net realized gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class P	—	—			—	—
Advisor Class	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(51,852,998)	(33,089,099)	(1,453,931)	(1,329,456)	(1,399,672)	(3,393,338)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	83,291,116	82,939,080	960,615	1,628,742	3,546,975	3,274,163
Class C	46,285,914	43,488,000	799,744	658,538	762,952	1,284,968
Class I	131,227,624	164,737,598	1,161,044	83,759	458,335	5,292,386
Class P	6,914,472	79,129,961			60,058,075	7,026,921
Advisor Class	456,907,837	336,633,817	1,680,358	1,099,678	1,531,699	1,574,589
Dividends and distribution reinvestments
Class A	7,678,324	6,984,894	204,106	220,218	283,527	360,665
Class C	5,716,395	4,965,005	110,228	91,087	210,060	223,956
Class I	6,157,540	4,730,223	1,023,159	924,173	124,561	235,287
Class P	3,251,568	286,295			651,705	2,450,055
Advisor Class	20,332,301	11,318,848	107,450	83,017	119,839	112,291
Cost of shares repurchased
Class A	(88,619,207)	(81,263,712)	(1,808,576)	(4,025,446)	(3,956,374)	(8,988,593)
Class C	(40,876,685)	(35,425,874)	(817,442)	(733,142)	(1,330,054)	(1,431,053)
Class I	(92,405,337)	(16,253,229)	(7,019)	(18,058)	(5,617,055)	(605,738)
Class P	(24,098,458)	(1,052,617)			(1,993,459)	(119,565,200)
Advisor Class	(210,975,450)	(139,052,368)	(1,176,057)	(1,183,622)	(1,423,922)	(1,209,101)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	310,787,954	462,165,921	2,237,610	(1,171,056)	53,426,864	(109,964,404)
NET INCREASE (DECREASE) IN NET ASSETS	307,800,650	490,390,956	1,839,846	(235,394)	52,949,303	(101,948,134)

NET ASSETS
Beginning of Year	1,167,082,134	676,691,178	33,563,847	33,799,241	28,489,531	130,437,665
End of Year	$1,474,882,784	$1,167,082,134	$35,403,693	$33,563,847	$81,438,834	$28,489,531
Undistributed/Accumulated Net Investment Income (Loss)	$873,980	$541,581	$25,758	$7,988	$94,127	$80,315

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Large-Cap		Pacific Funds Large-Cap Value		Pacific Funds Small/Mid-Cap
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$86,807	$78,588	$318,398	$349,055	($236,628)	($37,140)
Net realized gain (loss)	422,128	(11,973)	1,291,881	427,273	657,794	171,935
Change in net unrealized appreciation (depreciation)	1,000,877	1,030,767	1,131,106	3,366,911	16,333,908	10,252,328
Net Increase (Decrease) in Net Assets Resulting from Operations	1,509,812	1,097,382	2,741,385	4,143,239	16,755,074	10,387,123

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(35,500)	(29,632)	(35,012)	(20,862)	—	—
Class C	(2,093)	(9,343)	(25,207)	(13,567)	—	—
Advisor Class	(40,042)	(15,121)	(285,750)	(214,064)	—	(21,749)
Investor Class	(3,345)	(5,861)	(1,526)	(4,572)	—	—
Class S	(9,360)	(18,654)	(25,707)	(18,228)	—	(8,326)
Net realized gains
Class A	(30,938)	—	(69,181)	(4,816)	(20,277)	(39,391)
Class C	(23,450)	—	(94,471)	(4,860)	(14,961)	(9,936)
Advisor Class	(38,500)	—	(496,519)	(53,074)	(150,439)	(87,592)
Investor Class	(4,283)	—	(2,272)	(513)	(8,905)	(9,984)
Class S	(3,547)	—	(37,097)	(2,889)	(10,307)	(20,534)
Net Decrease from Dividends and Distributions to Shareholders	(191,058)	(78,611)	(1,072,742)	(337,445)	(204,889)	(197,512)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	2,836,240	4,071,979	1,653,951	2,488,423	15,490,343	23,533,423
Class C	1,039,440	2,217,279	1,510,001	2,425,871	8,607,340	6,514,556
Advisor Class	9,049,665	1,498,606	1,451,424	21,759,017	118,174,037	73,752,828
Investor Class	377,037	124,900	23,121	288,145	4,781,673	5,564,036
Class S	356,031	94,312	494,965	984,695	491,152	6,912,122
Dividends and distribution reinvestments
Class A	65,908	29,244	101,722	21,351	19,606	39,301
Class C	22,688	6,898	105,137	14,612	14,371	9,079
Advisor Class	76,302	13,694	777,555	266,822	147,311	102,575
Investor Class	7,628	5,861	3,798	5,085	8,905	9,934
Class S	12,907	18,654	62,804	21,117	10,307	28,860
Cost of shares repurchased
Class A	(2,988,482)	(470,964)	(1,189,450)	(662,237)	(14,661,733)	(9,476,400)
Class C	(640,775)	(180,400)	(552,537)	(80,513)	(1,682,738)	(256,162)
Advisor Class	(3,725,130)	(85,123)	(8,592,650)	(1,181,401)	(23,352,704)	(11,022,181)
Investor Class	(270,990)	(560,461)	(21,651)	(754,855)	(5,902,271)	(1,758,049)
Class S	(897,495)	(933,354)	(40,946)	(10,881)	(37,472)	(544,425)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,320,974	5,851,125	(4,212,756)	25,585,251	102,108,127	93,409,497
NET INCREASE (DECREASE) IN NET ASSETS	6,639,728	6,869,896	(2,544,113)	29,391,045	118,658,312	103,599,108

NET ASSETS
Beginning of Year	11,063,129	4,193,233	31,868,839	2,477,794	111,342,482	7,743,374
End of Year	$17,702,857	$11,063,129	$29,324,726	$31,868,839	$230,000,794	$111,342,482
Undistributed/Accumulated Net Investment Income (Loss)	$17,471	$21,427	$49,423	$105,544	$—	$—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small-Cap		Pacific Funds Small-Cap Value		Pacific Funds Small-Cap Growth
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	($1,502)	$6,199	$111,562	$131,321	($149,089)	($112,237)
Net realized gain (loss)	271,077	36,392	2,665,440	2,025,062	2,754,520	600,294
Change in net unrealized appreciation (depreciation)	1,124,666	1,314,715	(874,669)	5,644,679	1,827,259	5,056,267
Net Increase (Decrease) in Net Assets Resulting from Operations	1,394,241	1,357,306	1,902,333	7,801,062	4,432,690	5,544,324

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,364)	(14,555)	(2,806)	(2,105)	—	—
Class C	—	—	—	(1,057)	—	—
Class P					—	—
Advisor Class	(8,019)	(5,176)	(89,039)	(93,814)	—	—
Investor Class	—	(382)	(354)	(776)	—	(2,474)
Class S	—	(10,854)	(60,605)	(54,308)	—	(835)
Net realized gains
Class A	(25,601)	—	(93,928)	(1,689)	(20,463)	(7,302)
Class C	(14,438)	—	(126,239)	(2,819)	(23,761)	(2,156)
Class P					(482,393)	(241,918)
Advisor Class	(204,616)	—	(1,716,659)	(124,783)	(505,887)	(217,288)
Investor Class	(47)	—	(6,608)	(487)	(50,324)	(20,495)
Class S	(5,916)	—	(823,893)	(41,373)	(430,196)	(172,777)
Net Decrease from Dividends and Distributions to Shareholders	(260,001)	(30,967)	(2,920,131)	(323,211)	(1,513,024)	(665,245)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	1,248,952	1,862,736	820,522	695,651	322,272	440,356
Class C	347,384	568,990	857,695	966,236	594,445	152,043
Class P					15,447,521	14,045,027
Advisor Class	7,913,651	7,736,431	2,581,805	24,518,128	2,024,783	11,027,246
Investor Class	3,164,853	540,100	119,544	142,826	190,193	14,046
Class S	304,126	115,500	455,387	7,595,633	738,140	7,796,633
Dividends and distribution reinvestments
Class A	22,792	12,324	95,628	3,750	20,463	7,302
Class C	14,438	—	126,228	2,490	23,761	2,156
Class P					482,393	241,918
Advisor Class	150,773	2,523	1,778,765	216,384	505,887	217,288
Investor Class	47	382	6,962	1,263	50,324	22,969
Class S	5,916	10,854	884,498	95,681	430,196	173,612
Cost of shares repurchased
Class A	(757,281)	(678,286)	(518,797)	(143,206)	(191,258)	(17,255)
Class C	(271,294)	(121,196)	(466,654)	(60,297)	(77,739)	(15,583)
Class P					(2,042,042)	(3,251,562)
Advisor Class	(2,556,841)	(553,730)	(8,873,257)	(10,074,494)	(3,478,137)	(170,930)
Investor Class	(613,752)	(20,571)	(165,781)	(15,458)	(22,005)	(10,765)
Class S	(15,132)	(538,525)	(1,012,550)	(803,056)	(1,050,902)	(10,777)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,958,632	8,937,532	(3,310,005)	23,141,531	13,968,295	30,663,724
NET INCREASE (DECREASE) IN NET ASSETS	10,092,872	10,263,871	(4,327,803)	30,619,382	16,887,961	35,542,803

NET ASSETS
Beginning of Year	11,385,592	1,121,721	32,326,437	1,707,055	37,241,210	1,698,407
End of Year	$21,478,464	$11,385,592	$27,998,634	$32,326,437	$54,129,171	$37,241,210
Undistributed/Accumulated Net Investment Income (Loss)	$—	$1,564	$1,539	$10,458	($42,866)	($39,502)

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2017 - 3/31/2018	$10.98	$0.25	$0.26	$0.51	($0.25)	$—	($0.25)	$11.24	0.68%	0.60%	2.18%	4.60%	$131,023	30%
4/1/2016 - 3/31/2017	10.63	0.19	0.52	0.71	(0.22)	(0.14)	(0.36)	10.98	0.68%	0.60%	1.70%	6.59%	136,881	57%
4/1/2015 - 3/31/2016	11.22	0.22	(0.43)	(0.21)	(0.28)	(0.10)	(0.38)	10.63	0.67%	0.60%	1.99%	(1.73%)	154,762	42%
4/1/2014 - 3/31/2015	11.29	0.16	0.26	0.42	(0.23)	(0.26)	(0.49)	11.22	0.68%	0.60%	1.44%	3.71%	169,945	17%
4/1/2013 - 3/31/2014	11.40	0.10	0.10	0.20	(0.15)	(0.16)	(0.31)	11.29	0.70%	0.60%	0.90%	1.78%	190,492	11%
Class B
4/1/2017 - 3/31/2018	$10.76	$0.16	$0.26	$0.42	($0.18)	$—	($0.18)	$11.00	1.43%	1.35%	1.43%	3.78%	$24,600	30%
4/1/2016 - 3/31/2017	10.45	0.10	0.50	0.60	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.89%	29,734	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.41)	(0.28)	(0.22)	(0.10)	(0.32)	10.45	1.42%	1.35%	1.24%	(2.51%)	33,675	42%
4/1/2014 - 3/31/2015	11.14	0.08	0.25	0.33	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.00%	37,979	17%
4/1/2013 - 3/31/2014	11.27	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.14	1.45%	1.35%	0.15%	1.06%	39,160	11%
Class C
4/1/2017 - 3/31/2018	$10.76	$0.16	$0.26	$0.42	($0.18)	$—	($0.18)	$11.00	1.43%	1.35%	1.43%	3.89%	$137,036	30%
4/1/2016 - 3/31/2017	10.44	0.10	0.51	0.61	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.79%	153,433	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.42)	(0.29)	(0.22)	(0.10)	(0.32)	10.44	1.42%	1.35%	1.24%	(2.51%)	173,137	42%
4/1/2014 - 3/31/2015	11.13	0.08	0.26	0.34	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.09%	191,946	17%
4/1/2013 - 3/31/2014	11.26	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.13	1.45%	1.35%	0.15%	1.04%	204,180	11%
Class R
4/1/2017 - 3/31/2018	$10.90	$0.22	$0.26	$0.48	($0.22)	$—	($0.22)	$11.16	0.93%	0.85%	1.93%	4.37%	$5,014	30%
4/1/2016 - 3/31/2017	10.57	0.16	0.51	0.67	(0.20)	(0.14)	(0.34)	10.90	0.93%	0.85%	1.45%	6.36%	8,354	57%
4/1/2015 - 3/31/2016	11.16	0.19	(0.42)	(0.23)	(0.26)	(0.10)	(0.36)	10.57	0.92%	0.85%	1.74%	(2.05%)	10,116	42%
4/1/2014 - 3/31/2015	11.24	0.14	0.25	0.39	(0.21)	(0.26)	(0.47)	11.16	0.93%	0.85%	1.19%	3.48%	11,820	17%
4/1/2013 - 3/31/2014	11.36	0.07	0.10	0.17	(0.13)	(0.16)	(0.29)	11.24	0.95%	0.85%	0.65%	1.52%	11,132	11%
Advisor Class
4/1/2017 - 3/31/2018	$11.00	$0.28	$0.25	$0.53	($0.27)	$—	($0.27)	$11.26	0.43%	0.35%	2.43%	4.79%	$8,135	30%
4/1/2016 - 3/31/2017	10.65	0.21	0.52	0.73	(0.24)	(0.14)	(0.38)	11.00	0.43%	0.35%	1.95%	6.89%	5,404	57%
4/1/2015 - 3/31/2016	11.23	0.25	(0.43)	(0.18)	(0.30)	(0.10)	(0.40)	10.65	0.42%	0.35%	2.24%	(1.53%)	4,976	42%
4/1/2014 - 3/31/2015	11.29	0.19	0.26	0.45	(0.25)	(0.26)	(0.51)	11.23	0.43%	0.35%	1.69%	4.01%	7,872	17%
4/1/2013 - 3/31/2014	11.41	0.12	0.09	0.21	(0.17)	(0.16)	(0.33)	11.29	0.45%	0.40%	1.10%	1.87%	3,867	11%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2017 - 3/31/2018	$12.21	$0.25	$0.53	$0.78	($0.27)	($0.14)	($0.41)	$12.58	0.67%	0.60%	1.95%	6.36%	$227,420	30%
4/1/2016 - 3/31/2017	11.73	0.20	0.79	0.99	(0.24)	(0.27)	(0.51)	12.21	0.67%	0.60%	1.68%	8.49%	236,725	53%
4/1/2015 - 3/31/2016	12.61	0.25	(0.50)	(0.25)	(0.29)	(0.34)	(0.63)	11.73	0.67%	0.60%	2.07%	(1.87%)	255,376	34%
4/1/2014 - 3/31/2015	12.48	0.18	0.40	0.58	(0.25)	(0.20)	(0.45)	12.61	0.67%	0.60%	1.40%	4.69%	276,898	17%
4/1/2013 - 3/31/2014	12.10	0.11	0.50	0.61	(0.18)	(0.05)	(0.23)	12.48	0.69%	0.60%	0.89%	5.08%	274,899	5%
Class B
4/1/2017 - 3/31/2018	$12.01	$0.15	$0.52	$0.67	($0.19)	($0.14)	($0.33)	$12.35	1.42%	1.35%	1.20%	5.58%	$39,004	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.78	0.89	(0.17)	(0.27)	(0.44)	12.01	1.42%	1.35%	0.93%	7.75%	45,184	53%
4/1/2015 - 3/31/2016	12.46	0.16	(0.49)	(0.33)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	47,540	34%
4/1/2014 - 3/31/2015	12.36	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.46	1.42%	1.35%	0.65%	3.91%	51,223	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.11)	(0.05)	(0.16)	12.36	1.44%	1.35%	0.14%	4.47%	52,285	5%
Class C
4/1/2017 - 3/31/2018	$12.00	$0.15	$0.52	$0.67	($0.19)	($0.14)	($0.33)	$12.34	1.42%	1.35%	1.20%	5.60%	$174,766	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.77	0.88	(0.17)	(0.27)	(0.44)	12.00	1.42%	1.35%	0.93%	7.74%	200,105	53%
4/1/2015 - 3/31/2016	12.45	0.16	(0.48)	(0.32)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	221,192	34%
4/1/2014 - 3/31/2015	12.35	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.45	1.42%	1.35%	0.65%	3.93%	240,803	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.12)	(0.05)	(0.17)	12.35	1.44%	1.35%	0.14%	4.41%	228,445	5%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate-Conservative (Continued)
Class R
4/1/2017 - 3/31/2018	$12.14	$0.21	$0.53	$0.74	($0.24)	($0.14)	($0.38)	$12.50	0.92%	0.85%	1.70%	6.11%	$5,146	30%
4/1/2016 - 3/31/2017	11.68	0.17	0.78	0.95	(0.22)	(0.27)	(0.49)	12.14	0.92%	0.85%	1.43%	8.26%	5,934	53%
4/1/2015 - 3/31/2016	12.56	0.22	(0.49)	(0.27)	(0.27)	(0.34)	(0.61)	11.68	0.92%	0.85%	1.82%	(2.15%)	5,761	34%
4/1/2014 - 3/31/2015	12.44	0.14	0.41	0.55	(0.23)	(0.20)	(0.43)	12.56	0.92%	0.85%	1.15%	4.43%	6,881	17%
4/1/2013 - 3/31/2014	12.06	0.08	0.51	0.59	(0.16)	(0.05)	(0.21)	12.44	0.94%	0.85%	0.64%	4.91%	7,000	5%
Advisor Class
4/1/2017 - 3/31/2018	$12.24	$0.28	$0.53	$0.81	($0.29)	($0.14)	($0.43)	$12.62	0.42%	0.35%	2.20%	6.62%	$5,196	30%
4/1/2016 - 3/31/2017	11.75	0.23	0.79	1.02	(0.26)	(0.27)	(0.53)	12.24	0.42%	0.35%	1.93%	8.78%	4,895	53%
4/1/2015 - 3/31/2016	12.62	0.28	(0.49)	(0.21)	(0.32)	(0.34)	(0.66)	11.75	0.42%	0.35%	2.32%	(1.60%)	4,891	34%
4/1/2014 - 3/31/2015	12.49	0.21	0.40	0.61	(0.28)	(0.20)	(0.48)	12.62	0.42%	0.35%	1.65%	4.89%	5,568	17%
4/1/2013 - 3/31/2014	12.10	0.13	0.51	0.64	(0.20)	(0.05)	(0.25)	12.49	0.44%	0.40%	1.09%	5.32%	2,892	5%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2017 - 3/31/2018	$13.67	$0.20	$0.94	$1.14	($0.24)	($0.31)	($0.55)	$14.26	0.66%	0.60%	1.40%	8.36%	$690,689	36%
4/1/2016 - 3/31/2017	12.99	0.22	1.17	1.39	(0.24)	(0.47)	(0.71)	13.67	0.66%	0.60%	1.60%	10.94%	720,438	48%
4/1/2015 - 3/31/2016	14.20	0.25	(0.60)	(0.35)	(0.28)	(0.58)	(0.86)	12.99	0.66%	0.60%	1.85%	(2.50%)	771,853	35%
4/1/2014 - 3/31/2015	13.98	0.18	0.55	0.73	(0.32)	(0.19)	(0.51)	14.20	0.66%	0.60%	1.28%	5.30%	844,759	19%
4/1/2013 - 3/31/2014	13.06	0.11	1.00	1.11	(0.19)	—	(0.19)	13.98	0.69%	0.60%	0.84%	8.51%	814,707	1%
Class B
4/1/2017 - 3/31/2018	$13.52	$0.09	$0.92	$1.01	($0.16)	($0.31)	($0.47)	$14.06	1.41%	1.35%	0.65%	7.53%	$119,870	36%
4/1/2016 - 3/31/2017	12.87	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.52	1.41%	1.35%	0.85%	10.18%	134,766	48%
4/1/2015 - 3/31/2016	14.10	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.87	1.41%	1.35%	1.10%	(3.21%)	142,921	35%
4/1/2014 - 3/31/2015	13.89	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.10	1.41%	1.35%	0.53%	4.49%	159,975	19%
4/1/2013 - 3/31/2014	12.96	0.01	1.01	1.02	(0.09)	—	(0.09)	13.89	1.44%	1.35%	0.09%	7.90%	156,450	1%
Class C
4/1/2017 - 3/31/2018	$13.50	$0.09	$0.92	$1.01	($0.16)	($0.31)	($0.47)	$14.04	1.41%	1.35%	0.65%	7.47%	$465,913	36%
4/1/2016 - 3/31/2017	12.85	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.50	1.41%	1.35%	0.85%	10.19%	515,691	48%
4/1/2015 - 3/31/2016	14.08	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.85	1.41%	1.35%	1.10%	(3.22%)	554,661	35%
4/1/2014 - 3/31/2015	13.87	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.08	1.41%	1.35%	0.53%	4.51%	601,814	19%
4/1/2013 - 3/31/2014	12.95	0.01	1.01	1.02	(0.10)	—	(0.10)	13.87	1.44%	1.35%	0.09%	7.89%	566,257	1%
Class R
4/1/2017 - 3/31/2018	$13.64	$0.16	$0.94	$1.10	($0.22)	($0.31)	($0.53)	$14.21	0.91%	0.85%	1.15%	8.05%	$24,165	36%
4/1/2016 - 3/31/2017	12.97	0.18	1.17	1.35	(0.21)	(0.47)	(0.68)	13.64	0.91%	0.85%	1.35%	10.66%	24,224	48%
4/1/2015 - 3/31/2016	14.18	0.22	(0.60)	(0.38)	(0.25)	(0.58)	(0.83)	12.97	0.91%	0.85%	1.60%	(2.70%)	25,429	35%
4/1/2014 - 3/31/2015	13.96	0.15	0.54	0.69	(0.28)	(0.19)	(0.47)	14.18	0.91%	0.85%	1.03%	5.00%	28,097	19%
4/1/2013 - 3/31/2014	13.03	0.08	1.00	1.08	(0.15)	—	(0.15)	13.96	0.94%	0.85%	0.59%	8.33%	31,641	1%
Advisor Class
4/1/2017 - 3/31/2018	$13.69	$0.24	$0.94	$1.18	($0.27)	($0.31)	($0.58)	$14.29	0.41%	0.35%	1.65%	8.54%	$23,088	36%
4/1/2016 - 3/31/2017	13.00	0.25	1.18	1.43	(0.27)	(0.47)	(0.74)	13.69	0.41%	0.35%	1.85%	11.30%	17,983	48%
4/1/2015 - 3/31/2016	14.20	0.29	(0.60)	(0.31)	(0.31)	(0.58)	(0.89)	13.00	0.41%	0.35%	2.10%	(2.24%)	19,835	35%
4/1/2014 - 3/31/2015	13.98	0.22	0.55	0.77	(0.36)	(0.19)	(0.55)	14.20	0.41%	0.35%	1.53%	5.54%	21,896	19%
4/1/2013 - 3/31/2014	13.06	0.14	1.00	1.14	(0.22)	—	(0.22)	13.98	0.44%	0.40%	1.04%	8.73%	19,945	1%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2017 - 3/31/2018	$14.61	$0.18	$1.30	$1.48	($0.23)	($0.40)	($0.63)	$15.46	0.66%	0.60%	1.14%	10.10%	$555,328	39%
4/1/2016 - 3/31/2017	13.74	0.22	1.54	1.76	(0.23)	(0.66)	(0.89)	14.61	0.67%	0.60%	1.55%	13.08%	560,395	43%
4/1/2015 - 3/31/2016	15.34	0.19	(0.69)	(0.50)	(0.23)	(0.87)	(1.10)	13.74	0.66%	0.60%	1.29%	(3.35%)	570,267	34%
4/1/2014 - 3/31/2015	14.74	0.16	0.77	0.93	(0.33)	—	(0.33)	15.34	0.66%	0.60%	1.07%	6.36%	607,360	21%
4/1/2013 - 3/31/2014	13.33	0.09	1.51	1.60	(0.19)	—	(0.19)	14.74	0.69%	0.60%	0.66%	12.01%	555,319	1%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Growth (Continued)
Class B
4/1/2017 - 3/31/2018	$14.42	$0.06		$1.29	$1.35	($0.14)	($0.40)	($0.54)	$15.23	1.41%	1.35%	0.39%	9.33%	$88,937	39%
4/1/2016 - 3/31/2017	13.59	0.11		1.53	1.64	(0.15)	(0.66)	(0.81)	14.42	1.42%	1.35%	0.80%	12.30%	98,256	43%
4/1/2015 - 3/31/2016	15.22	0.08		(0.69)	(0.61)	(0.15)	(0.87)	(1.02)	13.59	1.41%	1.35%	0.54%	(4.13%)	102,001	34%
4/1/2014 - 3/31/2015	14.62	0.05		0.77	0.82	(0.22)	—	(0.22)	15.22	1.41%	1.35%	0.32%	5.61%	119,159	21%
4/1/2013 - 3/31/2014	13.22	(0.01)		1.50	1.49	(0.09)	—	(0.09)	14.62	1.44%	1.35%	(0.09%)	11.25%	119,506	1%
Class C
4/1/2017 - 3/31/2018	$14.38	$0.06		$1.28	$1.34	($0.14)	($0.40)	($0.54)	$15.18	1.41%	1.35%	0.39%	9.29%	$317,342	39%
4/1/2016 - 3/31/2017	13.55	0.11		1.53	1.64	(0.15)	(0.66)	(0.81)	14.38	1.42%	1.35%	0.80%	12.33%	347,447	43%
4/1/2015 - 3/31/2016	15.18	0.08		(0.69)	(0.61)	(0.15)	(0.87)	(1.02)	13.55	1.41%	1.35%	0.54%	(4.13%)	366,805	34%
4/1/2014 - 3/31/2015	14.59	0.05		0.76	0.81	(0.22)	—	(0.22)	15.18	1.41%	1.35%	0.32%	5.59%	398,716	21%
4/1/2013 - 3/31/2014	13.19	(0.01)		1.50	1.49	(0.09)	—	(0.09)	14.59	1.44%	1.35%	(0.09%)	11.33%	375,368	1%
Class R
4/1/2017 - 3/31/2018	$14.57	$0.14		$1.31	$1.45	($0.20)	($0.40)	($0.60)	$15.42	0.91%	0.85%	0.89%	9.86%	$15,501	39%
4/1/2016 - 3/31/2017	13.71	0.18		1.54	1.72	(0.20)	(0.66)	(0.86)	14.57	0.92%	0.85%	1.30%	12.86%	15,347	43%
4/1/2015 - 3/31/2016	15.32	0.15		(0.68)	(0.53)	(0.21)	(0.87)	(1.08)	13.71	0.91%	0.85%	1.04%	(3.60%)	18,328	34%
4/1/2014 - 3/31/2015	14.72	0.12		0.77	0.89	(0.29)	—	(0.29)	15.32	0.91%	0.85%	0.82%	6.10%	21,383	21%
4/1/2013 - 3/31/2014	13.32	0.06		1.49	1.55	(0.15)	—	(0.15)	14.72	0.94%	0.85%	0.41%	11.67%	20,326	1%
Advisor Class
4/1/2017 - 3/31/2018	$14.64	$0.22		$1.31	$1.53	($0.26)	($0.40)	($0.66)	$15.51	0.41%	0.35%	1.39%	10.42%	$16,280	39%
4/1/2016 - 3/31/2017	13.76	0.26		1.54	1.80	(0.26)	(0.66)	(0.92)	14.64	0.42%	0.35%	1.80%	13.34%	13,275	43%
4/1/2015 - 3/31/2016	15.35	0.22		(0.68)	(0.46)	(0.26)	(0.87)	(1.13)	13.76	0.41%	0.35%	1.54%	(3.10%)	12,084	34%
4/1/2014 - 3/31/2015	14.75	0.19		0.78	0.97	(0.37)	—	(0.37)	15.35	0.41%	0.35%	1.32%	6.61%	10,165	21%
4/1/2013 - 3/31/2014	13.34	0.12		1.51	1.63	(0.22)	—	(0.22)	14.75	0.44%	0.40%	0.86%	12.21%	5,111	1%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2017 - 3/31/2018	$15.79	$0.12		$1.81	$1.93	($0.20)	($0.49)	($0.69)	$17.03	0.68%	0.60%	0.74%	12.17%	$189,903	41%
4/1/2016 - 3/31/2017	14.70	0.19		1.96	2.15	(0.19)	(0.87)	(1.06)	15.79	0.68%	0.60%	1.25%	15.06%	179,825	41%
4/1/2015 - 3/31/2016	15.85	0.16		(0.85)	(0.69)	(0.28)	(0.18)	(0.46)	14.70	0.68%	0.60%	1.03%	(4.37%)	170,874	35%
4/1/2014 - 3/31/2015	15.23	0.15		0.79	0.94	(0.32)	—	(0.32)	15.85	0.68%	0.60%	0.97%	6.18%	177,171	20%
4/1/2013 - 3/31/2014	13.50	0.08		1.77	1.85	(0.12)	—	(0.12)	15.23	0.71%	0.60%	0.58%	13.70%	161,858	5%
Class B
4/1/2017 - 3/31/2018	$15.46	($0.00	)(6)	$1.75	$1.75	($0.10)	($0.49)	($0.59)	$16.62	1.43%	1.35%	(0.01%)	11.35%	$27,173	41%
4/1/2016 - 3/31/2017	14.43	0.07		1.93	2.00	(0.10)	(0.87)	(0.97)	15.46	1.43%	1.35%	0.50%	14.22%	29,946	41%
4/1/2015 - 3/31/2016	15.57	0.04		(0.84)	(0.80)	(0.16)	(0.18)	(0.34)	14.43	1.43%	1.35%	0.28%	(5.15%)	30,038	35%
4/1/2014 - 3/31/2015	14.94	0.03		0.80	0.83	(0.20)	—	(0.20)	15.57	1.43%	1.35%	0.22%	5.55%	35,840	20%
4/1/2013 - 3/31/2014	13.22	(0.02)		1.76	1.74	(0.02)	—	(0.02)	14.94	1.46%	1.35%	(0.17%)	13.13%	37,704	5%
Class C
4/1/2017 - 3/31/2018	$15.43	($0.00	)(6)	$1.75	$1.75	($0.10)	($0.49)	($0.59)	$16.59	1.43%	1.35%	(0.01%)	11.39%	$97,877	41%
4/1/2016 - 3/31/2017	14.41	0.07		1.93	2.00	(0.11)	(0.87)	(0.98)	15.43	1.43%	1.35%	0.50%	14.18%	99,582	41%
4/1/2015 - 3/31/2016	15.55	0.04		(0.83)	(0.79)	(0.17)	(0.18)	(0.35)	14.41	1.43%	1.35%	0.28%	(5.13%)	100,573	35%
4/1/2014 - 3/31/2015	14.93	0.03		0.79	0.82	(0.20)	—	(0.20)	15.55	1.43%	1.35%	0.22%	5.54%	110,241	20%
4/1/2013 - 3/31/2014	13.22	(0.02)		1.75	1.73	(0.02)	—	(0.02)	14.93	1.46%	1.35%	(0.17%)	13.12%	101,888	5%
Class R
4/1/2017 - 3/31/2018	$15.70	$0.08		$1.79	$1.87	($0.17)	($0.49)	($0.66)	$16.91	0.93%	0.85%	0.49%	11.92%	$7,558	41%
4/1/2016 - 3/31/2017	14.63	0.15		1.95	2.10	(0.16)	(0.87)	(1.03)	15.70	0.93%	0.85%	1.00%	14.71%	7,313	41%
4/1/2015 - 3/31/2016	15.77	0.12		(0.84)	(0.72)	(0.24)	(0.18)	(0.42)	14.63	0.93%	0.85%	0.78%	(4.59%)	7,036	35%
4/1/2014 - 3/31/2015	15.15	0.11		0.79	0.90	(0.28)	—	(0.28)	15.77	0.93%	0.85%	0.72%	5.94%	8,893	20%
4/1/2013 - 3/31/2014	13.43	0.05		1.75	1.80	(0.08)	—	(0.08)	15.15	0.96%	0.85%	0.33%	13.45%	8,151	5%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Aggressive-Growth (Continued)
Advisor Class
4/1/2017 - 3/31/2018	$15.82	$0.17		$1.80		$1.97	($0.23)	($0.49)	($0.72)	$17.07	0.43%	0.35%	0.99%	12.48%	$10,067	41%
4/1/2016 - 3/31/2017	14.71	0.23		1.97		2.20	(0.22)	(0.87)	(1.09)	15.82	0.43%	0.35%	1.50%	15.32%	7,166	41%
4/1/2015 - 3/31/2016	15.86	0.19		(0.84)		(0.65)	(0.32)	(0.18)	(0.50)	14.71	0.43%	0.35%	1.28%	(4.13%)	6,679	35%
4/1/2014 - 3/31/2015	15.23	0.19		0.79		0.98	(0.35)	—	(0.35)	15.86	0.43%	0.35%	1.22%	6.50%	6,480	20%
4/1/2013 - 3/31/2014	13.51	0.11		1.76		1.87	(0.15)	—	(0.15)	15.23	0.46%	0.40%	0.78%	13.84%	2,719	5%
Pacific Funds Diversified Alternatives
Class A
4/1/2017 - 3/31/2018	$9.70	$0.23		$0.26		$0.49	($0.24)	$—	($0.24)	$9.95	0.88%	0.85%	2.36%	5.13%	$4,904	20%
4/1/2016 - 3/31/2017	9.63	0.58		0.11		0.69	(0.62)	—	(0.62)	9.70	1.24%	0.85%	5.96%	7.28%	2,647	37%
4/1/2015 - 3/31/2016	10.00	0.35		(0.31)		0.04	(0.37)	(0.04)	(0.41)	9.63	1.36%	0.85%	3.65%	0.55%	3,136	73%
4/1/2014 - 3/31/2015	9.99	0.38		(0.06)		0.32	(0.29)	(0.02)	(0.31)	10.00	2.83%	0.85%	3.77%	3.19%	1,465	23%
12/31/2013 - 3/31/2014	10.00	(0.01)		(0.00	)(6)	(0.01)	—	—	—	9.99	3.36%	0.85%	(0.34%)	(0.10%)	10	1%
Class C
4/1/2017 - 3/31/2018	$9.57	$0.16		$0.24		$0.40	($0.20)	$—	($0.20)	$9.77	1.63%	1.60%	1.61%	4.31%	$3,070	20%
4/1/2016 - 3/31/2017	9.55	0.51		0.10		0.61	(0.59)	—	(0.59)	9.57	1.99%	1.60%	5.21%	6.48%	1,452	37%
4/1/2015 - 3/31/2016	9.92	0.28		(0.31)		(0.03)	(0.30)	(0.04)	(0.34)	9.55	2.11%	1.60%	2.90%	(0.19%)	661	73%
4/1/2014 - 3/31/2015	9.97	0.30		(0.06)		0.24	(0.27)	(0.02)	(0.29)	9.92	3.58%	1.60%	3.02%	2.39%	558	23%
12/31/2013 - 3/31/2014	10.00	(0.03)		(0.00	)(6)	(0.03)	—	—	—	9.97	4.11%	1.60%	(1.09%)	(0.30%)	10	1%
Advisor Class
4/1/2017 - 3/31/2018	$9.73	$0.26		$0.25		$0.51	($0.26)	$—	($0.26)	$9.98	0.63%	0.60%	2.61%	5.38%	$32,883	20%
4/1/2016 - 3/31/2017	9.65	0.61		0.12		0.73	(0.65)	—	(0.65)	9.73	0.99%	0.60%	6.21%	7.49%	8,870	37%
4/1/2015 - 3/31/2016	10.01	0.39		(0.33)		0.06	(0.38)	(0.04)	(0.42)	9.65	1.11%	0.60%	3.90%	0.86%	2,476	73%
4/1/2014 - 3/31/2015	9.99	0.41		(0.08)		0.33	(0.29)	(0.02)	(0.31)	10.01	2.58%	0.60%	4.02%	3.37%	3,771	23%
12/31/2013 - 3/31/2014	10.00	(0.00	)(6)	(0.01)		(0.01)	—	—	—	9.99	3.11%	0.60%	(0.09%)	(0.10%)	1,978	1%
Pacific Funds Short Duration Income
Class A
4/1/2017 - 3/31/2018	$10.32	$0.21		($0.09)		$0.12	($0.20)	$—	($0.20)	$10.24	1.04%	0.75%	2.03%	1.18%	$94,197	76%
4/1/2016 - 3/31/2017	10.26	0.18		0.06		0.24	(0.18)	—	(0.18)	10.32	1.05%	0.83%	1.77%	2.36%	66,901	86%
4/1/2015 - 3/31/2016	10.41	0.17		(0.15)		0.02	(0.17)	—	(0.17)	10.26	1.06%	0.85%	1.62%	0.15%	69,477	41%
4/1/2014 - 3/31/2015	10.46	0.19		(0.03)		0.16	(0.18)	(0.03)	(0.21)	10.41	1.09%	0.85%	1.77%	1.51%	48,685	78%
4/1/2013 - 3/31/2014	10.46	0.17		0.04		0.21	(0.18)	(0.03)	(0.21)	10.46	1.14%	0.85%	1.68%	2.00%	60,012	98%
Class C
4/1/2017 - 3/31/2018	$10.30	$0.13		($0.09)		$0.04	($0.12)	$—	($0.12)	$10.22	1.79%	1.50%	1.28%	0.43%	$44,337	76%
4/1/2016 - 3/31/2017	10.24	0.11		0.05		0.16	(0.10)	—	(0.10)	10.30	1.80%	1.58%	1.02%	1.60%	43,092	86%
4/1/2015 - 3/31/2016	10.39	0.09		(0.15)		(0.06)	(0.09)	—	(0.09)	10.24	1.81%	1.60%	0.87%	(0.58%)	44,180	41%
4/1/2014 - 3/31/2015	10.45	0.11		(0.03)		0.08	(0.11)	(0.03)	(0.14)	10.39	1.84%	1.60%	1.02%	0.68%	31,569	78%
4/1/2013 - 3/31/2014	10.45	0.10		0.03		0.13	(0.10)	(0.03)	(0.13)	10.45	1.89%	1.60%	0.93%	1.28%	23,769	98%
Class I
4/1/2017 - 3/31/2018	$10.30	$0.24		($0.09)		$0.15	($0.23)	$—	($0.23)	$10.22	0.64%	0.50%	2.28%	1.43%	$4,329	76%
4/1/2016 - 3/31/2017	10.25	0.21		0.05		0.26	(0.21)	—	(0.21)	10.30	0.65%	0.53%	2.06%	2.56%	3,407	86%
4/1/2015 - 3/31/2016	10.39	0.20		(0.14)		0.06	(0.20)	—	(0.20)	10.25	0.66%	0.55%	1.92%	0.54%	1,695	41%
4/1/2014 - 3/31/2015	10.45	0.21		(0.03)		0.18	(0.21)	(0.03)	(0.24)	10.39	0.69%	0.57%	2.05%	1.70%	1,516	78%
4/1/2013 - 3/31/2014	10.45	0.21		0.02		0.23	(0.20)	(0.03)	(0.23)	10.45	0.74%	0.60%	1.93%	2.20%	979	98%
Advisor Class
4/1/2017 - 3/31/2018	$10.32	$0.24		($0.09)		$0.15	($0.23)	$—	($0.23)	$10.24	0.79%	0.50%	2.28%	1.43%	$272,268	76%
4/1/2016 - 3/31/2017	10.26	0.21		0.06		0.27	(0.21)	—	(0.21)	10.32	0.80%	0.57%	2.02%	2.62%	162,554	86%
4/1/2015 - 3/31/2016	10.41	0.19		(0.15)		0.04	(0.19)	—	(0.19)	10.26	0.81%	0.60%	1.87%	0.40%	129,455	41%
4/1/2014 - 3/31/2015	10.46	0.21		(0.02)		0.19	(0.21)	(0.03)	(0.24)	10.41	0.83%	0.60%	2.02%	1.78%	51,901	78%
4/1/2013 - 3/31/2014	10.46	0.20		0.03		0.23	(0.20)	(0.03)	(0.23)	10.46	0.89%	0.60%	1.93%	2.25%	9,595	98%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income
Class A
4/1/2017 - 3/31/2018	$10.51	$0.28	($0.06)	$0.22	($0.28)	$—	($0.28)	$10.45	1.12%	0.85%	2.62%	2.05%	$132,006	91%
4/1/2016 - 3/31/2017	10.45	0.28	0.06	0.34	(0.28)	—	(0.28)	10.51	1.13%	0.93%	2.63%	3.23%	160,226	82%
4/1/2015 - 3/31/2016	10.79	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	10.45	1.14%	0.95%	2.92%	(0.27%)	196,297	74%
4/1/2014 - 3/31/2015	10.66	0.31	0.13	0.44	(0.31)	—	(0.31)	10.79	1.14%	0.93%	2.93%	4.17%	218,368	53%
4/1/2013 - 3/31/2014	10.92	0.32	(0.09)	0.23	(0.33)	(0.16)	(0.49)	10.66	1.16%	0.90%	3.03%	2.27%	221,086	120%
Class C
4/1/2017 - 3/31/2018	$10.51	$0.20	($0.05)	$0.15	($0.20)	$—	($0.20)	$10.46	1.87%	1.60%	1.87%	1.38%	$101,156	91%
4/1/2016 - 3/31/2017	10.45	0.20	0.06	0.26	(0.20)	—	(0.20)	10.51	1.88%	1.68%	1.88%	2.46%	120,546	82%
4/1/2015 - 3/31/2016	10.79	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)	10.45	1.89%	1.70%	2.17%	(1.03%)	140,657	74%
4/1/2014 - 3/31/2015	10.66	0.23	0.13	0.36	(0.23)	—	(0.23)	10.79	1.89%	1.68%	2.18%	3.42%	183,952	53%
4/1/2013 - 3/31/2014	10.93	0.24	(0.10)	0.14	(0.25)	(0.16)	(0.41)	10.66	1.91%	1.65%	2.28%	1.41%	122,946	120%
Class I
4/1/2017 - 3/31/2018	$10.52	$0.31	($0.06)	$0.25	($0.31)	$—	($0.31)	$10.46	0.72%	0.55%	2.92%	2.35%	$4,339	91%
4/1/2016 - 3/31/2017	10.46	0.31	0.06	0.37	(0.31)	—	(0.31)	10.52	0.73%	0.62%	2.93%	3.54%	4,563	82%
4/1/2015 - 3/31/2016	10.80	0.34	(0.34)	0.00	(0.34)	—	(0.34)	10.46	0.74%	0.65%	3.22%	0.03%	3,585	74%
4/1/2014 - 3/31/2015	10.67	0.34	0.13	0.47	(0.34)	—	(0.34)	10.80	0.73%	0.65%	3.21%	4.46%	3,806	53%
4/1/2013 - 3/31/2014	10.93	0.35	(0.09)	0.26	(0.36)	(0.16)	(0.52)	10.67	0.76%	0.65%	3.28%	2.53%	1,187	120%
Class P
4/1/2017 - 3/31/2018	$10.55	$0.31	($0.07)	$0.24	($0.30)	$—	($0.30)	$10.49	0.72%	0.60%	2.87%	2.29%	$66,750	91%
4/1/2016 - 3/31/2017	10.49	0.30	0.06	0.36	(0.30)	—	(0.30)	10.55	0.73%	0.70%	2.86%	3.46%	122,260	82%
4/27/2015 - 3/31/2016	10.88	0.31	(0.39)	(0.08)	(0.31)	—	(0.31)	10.49	0.74%	0.70%	3.17%	(0.75%)	15,964	74%
Advisor Class
4/1/2017 - 3/31/2018	$10.53	$0.31	($0.05)	$0.26	($0.31)	$—	($0.31)	$10.48	0.87%	0.55%	2.92%	2.45%	$388,730	91%
4/1/2016 - 3/31/2017	10.47	0.31	0.05	0.36	(0.30)	—	(0.30)	10.53	0.88%	0.66%	2.90%	3.50%	337,844	82%
4/1/2015 - 3/31/2016	10.81	0.33	(0.34)	(0.01)	(0.33)	—	(0.33)	10.47	0.89%	0.70%	3.17%	(0.02%)	249,677	74%
4/1/2014 - 3/31/2015	10.68	0.34	0.13	0.47	(0.34)	—	(0.34)	10.81	0.88%	0.69%	3.17%	4.43%	219,437	53%
4/1/2013 - 3/31/2014	10.95	0.35	(0.10)	0.25	(0.36)	(0.16)	(0.52)	10.68	0.91%	0.65%	3.28%	2.53%	69,489	120%
Pacific Funds Strategic Income
Class A
4/1/2017 - 3/31/2018	$10.68	$0.40	$0.02	$0.42	($0.39)	$—	($0.39)	$10.71	1.23%	0.95%	3.70%	3.95%	$71,948	94%
4/1/2016 - 3/31/2017	10.09	0.39	0.59	0.98	(0.39)	—	(0.39)	10.68	1.25%	1.02%	3.71%	9.82%	66,765	116%
4/1/2015 - 3/31/2016	10.75	0.43	(0.66)	(0.23)	(0.43)	—	(0.43)	10.09	1.26%	1.05%	4.20%	(2.17%)	52,218	94%
4/1/2014 - 3/31/2015	11.20	0.46	(0.37)	0.09	(0.44)	(0.10)	(0.54)	10.75	1.28%	1.05%	4.18%	0.84%	51,175	157%
4/1/2013 - 3/31/2014	11.23	0.48	0.30	0.78	(0.49)	(0.32)	(0.81)	11.20	1.43%	1.05%	4.34%	7.25%	37,896	190%
Class C
4/1/2017 - 3/31/2018	$10.66	$0.32	$0.02	$0.34	($0.31)	$—	($0.31)	$10.69	1.98%	1.65%	3.00%	3.25%	$57,389	94%
4/1/2016 - 3/31/2017	10.07	0.31	0.59	0.90	(0.31)	—	(0.31)	10.66	2.00%	1.76%	2.97%	9.03%	50,016	116%
4/1/2015 - 3/31/2016	10.73	0.36	(0.67)	(0.31)	(0.35)	—	(0.35)	10.07	2.01%	1.80%	3.45%	(2.90%)	44,196	94%
4/1/2014 - 3/31/2015	11.19	0.38	(0.38)	—	(0.36)	(0.10)	(0.46)	10.73	2.03%	1.80%	3.43%	0.03%	42,684	157%
4/1/2013 - 3/31/2014	11.22	0.40	0.30	0.70	(0.41)	(0.32)	(0.73)	11.19	2.18%	1.80%	3.59%	6.51%	23,451	190%
Class I
4/1/2017 - 3/31/2018	$10.62	$0.43	$0.02	$0.45	($0.42)	$—	($0.42)	$10.65	0.83%	0.65%	4.00%	4.28%	$3,882	94%
4/1/2016 - 3/31/2017	10.03	0.42	0.59	1.01	(0.42)	—	(0.42)	10.62	0.85%	0.71%	4.01%	10.20%	2,446	116%
4/1/2015 - 3/31/2016	10.70	0.46	(0.67)	(0.21)	(0.46)	—	(0.46)	10.03	0.86%	0.75%	4.50%	(1.98%)	948	94%
4/1/2014 - 3/31/2015	11.15	0.49	(0.37)	0.12	(0.47)	(0.10)	(0.57)	10.70	0.88%	0.77%	4.46%	1.13%	1,381	157%
4/1/2013 - 3/31/2014	11.18	0.52	0.28	0.80	(0.51)	(0.32)	(0.83)	11.15	1.03%	0.80%	4.59%	7.51%	1,686	190%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Strategic Income (Continued)
Advisor Class
4/1/2017 - 3/31/2018	$10.68	$0.43	$0.02	$0.45	($0.42)	$—	($0.42)	$10.71	0.98%	0.70%		3.95%	4.21%	$405,200	94%
4/1/2016 - 3/31/2017	10.09	0.42	0.58	1.00	(0.41)	—	(0.41)	10.68	1.00%	0.77%		3.96%	10.09%	217,482	116%
4/1/2015 - 3/31/2016	10.76	0.46	(0.68)	(0.22)	(0.45)	—	(0.45)	10.09	1.01%	0.80%		4.45%	(2.01%)	115,565	94%
4/1/2014 - 3/31/2015	11.20	0.48	(0.35)	0.13	(0.47)	(0.10)	(0.57)	10.76	1.03%	0.80%		4.43%	1.20%	66,223	157%
4/1/2013 - 3/31/2014	11.24	0.51	0.29	0.80	(0.52)	(0.32)	(0.84)	11.20	1.18%	0.80%		4.59%	7.42%	9,302	190%
Pacific Funds Floating Rate Income
Class A
4/1/2017 - 3/31/2018	$10.15	$0.42	($0.04)	$0.38	($0.41)	$—	($0.41)	$10.12	1.28%	1.01	%(9)	4.11%	3.85%	$209,034	158%
4/1/2016 - 3/31/2017	9.76	0.42	0.38	0.80	(0.41)	—	(0.41)	10.15	1.30%	1.09%		4.21%	8.32%	207,238	168%
4/1/2015 - 3/31/2016	10.08	0.39	(0.32)	0.07	(0.39)	—	(0.39)	9.76	1.30%	1.12%		3.92%	0.72%	191,376	99%
4/1/2014 - 3/31/2015	10.51	0.44	(0.40)	0.04	(0.44)	(0.03)	(0.47)	10.08	1.29%	1.07%		4.20%	0.38%	215,160	80%
4/1/2013 - 3/31/2014	10.46	0.40	0.04	0.44	(0.37)	(0.02)	(0.39)	10.51	1.30%	1.05%		3.86%	4.30%	375,848	123%
Class C
4/1/2017 - 3/31/2018	$10.13	$0.34	($0.03)	$0.31	($0.34)	$—	($0.34)	$10.10	2.03%	1.71	%(9)	3.41%	3.14%	$191,239	158%
4/1/2016 - 3/31/2017	9.74	0.35	0.37	0.72	(0.33)	—	(0.33)	10.13	2.05%	1.83%		3.47%	7.54%	180,612	168%
4/1/2015 - 3/31/2016	10.06	0.31	(0.31)	0.00	(0.32)	—	(0.32)	9.74	2.05%	1.87%		3.17%	(0.04%)	161,326	99%
4/1/2014 - 3/31/2015	10.50	0.36	(0.40)	(0.04)	(0.37)	(0.03)	(0.40)	10.06	2.04%	1.82%		3.45%	(0.46%)	179,798	80%
4/1/2013 - 3/31/2014	10.45	0.33	0.04	0.37	(0.30)	(0.02)	(0.32)	10.50	2.05%	1.80%		3.11%	3.57%	214,365	123%
Class I
4/1/2017 - 3/31/2018	$10.16	$0.45	($0.03)	$0.42	($0.44)	$—	($0.44)	$10.14	0.88%	0.71	%(9)	4.41%	4.25%	$294,352	158%
4/1/2016 - 3/31/2017	9.77	0.45	0.38	0.83	(0.44)	—	(0.44)	10.16	0.89%	0.78%		4.52%	8.63%	249,811	168%
4/1/2015 - 3/31/2016	10.09	0.42	(0.32)	0.10	(0.42)	—	(0.42)	9.77	0.90%	0.82%		4.22%	1.02%	91,984	99%
4/1/2014 - 3/31/2015	10.53	0.46	(0.40)	0.06	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.81%		4.46%	0.55%	88,508	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.05	0.48	(0.40)	(0.02)	(0.42)	10.53	0.90%	0.80%		4.11%	4.65%	96,635	123%
Class P
4/1/2017 - 3/31/2018	$10.16	$0.44	($0.02)	$0.42	($0.44)	$—	($0.44)	$10.14	0.88%	0.76	%(9)	4.36%	4.20%	$64,557	158%
4/1/2016 - 3/31/2017	9.76	0.45	0.38	0.83	(0.43)	—	(0.43)	10.16	0.89%	0.87%		4.43%	8.56%	78,660	168%
4/1/2015 - 3/31/2016	10.09	0.41	(0.33)	0.08	(0.41)	—	(0.41)	9.76	0.90%	0.87%		4.17%	0.97%	568	99%
4/1/2014 - 3/31/2015	10.52	0.45	(0.38)	0.07	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.83%		4.44%	0.64%	691	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.52	0.90%	0.80%		4.11%	4.53%	249	123%
Advisor Class
4/1/2017 - 3/31/2018	$10.18	$0.44	($0.02)	$0.42	($0.44)	$—	($0.44)	$10.16	1.03%	0.76	%(9)	4.36%	4.20%	$715,700	158%
4/1/2016 - 3/31/2017	9.79	0.45	0.37	0.82	(0.43)	—	(0.43)	10.18	1.04%	0.83%		4.47%	8.56%	450,761	168%
4/1/2015 - 3/31/2016	10.11	0.41	(0.32)	0.09	(0.41)	—	(0.41)	9.79	1.05%	0.87%		4.17%	0.96%	231,437	99%
4/1/2014 - 3/31/2015	10.54	0.46	(0.39)	0.07	(0.47)	(0.03)	(0.50)	10.11	1.04%	0.82%		4.45%	0.63%	270,383	80%
4/1/2013 - 3/31/2014	10.49	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.54	1.05%	0.80%		4.11%	4.54%	368,122	123%
Pacific Funds Limited Duration High Income
Class A
4/1/2017 - 3/31/2018	$9.12	$0.37	($0.10)	$0.27	($0.37)	$—	($0.37)	$9.02	1.48%	0.95%		4.06%	3.02%	$4,813	65%
4/1/2016 - 3/31/2017	8.86	0.35	0.26	0.61	(0.35)	—	(0.35)	9.12	1.47%	1.05%		3.87%	7.01%	5,506	77%
4/1/2015 - 3/31/2016	9.60	0.41	(0.74)	(0.33)	(0.41)	—	(0.41)	8.86	1.45%	1.08%		4.44%	(3.48%)	7,503	48%
4/1/2014 - 3/31/2015	10.22	0.45	(0.58)	(0.13)	(0.45)	(0.04)	(0.49)	9.60	1.49%	1.08%		4.51%	(1.27%)	7,094	49%
7/31/2013 - 3/31/2014	10.00	0.26	0.22	0.48	(0.25)	(0.01)	(0.26)	10.22	1.67%	1.08%		3.94%	4.85%	8,677	53%
Class C
4/1/2017 - 3/31/2018	$9.10	$0.31	($0.10)	$0.21	($0.31)	$—	($0.31)	$9.00	2.23%	1.65%		3.36%	2.31%	$3,260	65%
4/1/2016 - 3/31/2017	8.85	0.28	0.26	0.54	(0.29)	—	(0.29)	9.10	2.22%	1.78%		3.14%	6.12%	3,206	77%
4/1/2015 - 3/31/2016	9.58	0.34	(0.73)	(0.39)	(0.34)	—	(0.34)	8.85	2.20%	1.83%		3.69%	(4.10%)	3,104	48%
4/1/2014 - 3/31/2015	10.20	0.37	(0.57)	(0.20)	(0.38)	(0.04)	(0.42)	9.58	2.21%	1.83%		3.76%	(1.99%)	3,664	49%
7/31/2013 - 3/31/2014	10.00	0.21	0.22	0.43	(0.22)	(0.01)	(0.23)	10.20	2.42%	1.83%		3.19%	4.28%	2,442	53%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Limited Duration High Income (Continued)
Class I
4/1/2017 - 3/31/2018	$9.11	$0.39	($0.08)	$0.31	($0.40)	$—	($0.40)	$9.02	1.08%	0.70%	4.31%	3.28%	$24,719	65%
4/1/2016 - 3/31/2017	8.86	0.38	0.25	0.63	(0.38)	—	(0.38)	9.11	1.07%	0.76%	4.16%	7.32%	22,819	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.74)	(0.30)	(0.44)	—	(0.44)	8.86	1.05%	0.78%	4.74%	(3.19%)	21,217	48%
4/1/2014 - 3/31/2015	10.22	0.48	(0.58)	(0.10)	(0.48)	(0.04)	(0.52)	9.60	1.09%	0.80%	4.79%	(0.89%)	21,921	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.26)	(0.01)	(0.27)	10.22	1.27%	0.83%	4.19%	4.87%	22,227	53%
Advisor Class
4/1/2017 - 3/31/2018	$9.11	$0.39	($0.09)	$0.30	($0.40)	$—	($0.40)	$9.01	1.23%	0.70%	4.31%	3.28%	$2,612	65%
4/1/2016 - 3/31/2017	8.86	0.37	0.25	0.62	(0.37)	—	(0.37)	9.11	1.22%	0.79%	4.13%	7.17%	2,032	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.75)	(0.31)	(0.43)	—	(0.43)	8.86	1.20%	0.83%	4.69%	(3.24%)	1,975	48%
4/1/2014 - 3/31/2015	10.21	0.46	(0.55)	(0.09)	(0.48)	(0.04)	(0.52)	9.60	1.18%	0.83%	4.76%	(0.92%)	5,669	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.27)	(0.01)	(0.28)	10.21	1.42%	0.83%	4.19%	4.89%	1,860	53%
Pacific Funds High Income
Class A
4/1/2017 - 3/31/2018	$10.29	$0.50	($0.03)	$0.47	($0.53)	$—	($0.53)	$10.23	1.46%	0.95%	4.82%	4.66%	$5,463	72%
4/1/2016 - 3/31/2017	9.44	0.48	0.92	1.40	(0.55)	—	(0.55)	10.29	1.32%	1.03%	4.81%	15.16%	5,626	61%
4/1/2015 - 3/31/2016	10.48	0.50	(1.10)	(0.60)	(0.44)	—	(0.44)	9.44	1.28%	1.05%	5.05%	(5.79%)	10,391	54%
4/1/2014 - 3/31/2015	11.22	0.54	(0.60)	(0.06)	(0.52)	(0.16)	(0.68)	10.48	1.50%	1.05%	4.90%	(0.49%)	5,900	60%
4/1/2013 - 3/31/2014	11.16	0.56	0.25	0.81	(0.55)	(0.20)	(0.75)	11.22	1.67%	1.05%	5.03%	7.50%	6,441	99%
Class C
4/1/2017 - 3/31/2018	$10.28	$0.43	($0.04)	$0.39	($0.46)	$—	($0.46)	$10.21	2.21%	1.65%	4.12%	3.84%	$4,418	72%
4/1/2016 - 3/31/2017	9.43	0.41	0.92	1.33	(0.48)	—	(0.48)	10.28	2.07%	1.76%	4.07%	14.36%	4,802	61%
4/1/2015 - 3/31/2016	10.47	0.43	(1.10)	(0.67)	(0.37)	—	(0.37)	9.43	2.03%	1.80%	4.30%	(6.52%)	4,324	54%
4/1/2014 - 3/31/2015	11.21	0.45	(0.59)	(0.14)	(0.44)	(0.16)	(0.60)	10.47	2.24%	1.80%	4.15%	(1.22%)	5,419	60%
4/1/2013 - 3/31/2014	11.16	0.47	0.25	0.72	(0.47)	(0.20)	(0.67)	11.21	2.42%	1.80%	4.28%	6.65%	5,245	99%
Class I
4/1/2017 - 3/31/2018	$10.21	$0.52	($0.02)	$0.50	($0.57)	$—	($0.57)	$10.14	1.07%	0.70%	5.07%	4.95%	$211	72%
4/1/2016 - 3/31/2017	9.37	0.51	0.91	1.42	(0.58)	—	(0.58)	10.21	0.90%	0.73%	5.10%	15.52%	5,204	61%
4/1/2015 - 3/31/2016	10.41	0.54	(1.11)	(0.57)	(0.47)	—	(0.47)	9.37	0.88%	0.75%	5.35%	(5.57%)	58	54%
4/1/2014 - 3/31/2015	11.14	0.57	(0.61)	(0.04)	(0.53)	(0.16)	(0.69)	10.41	1.10%	0.77%	5.18%	(0.30%)	241	60%
4/1/2013 - 3/31/2014	11.09	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.14	1.27%	0.80%	5.28%	7.72%	9,493	99%
Class P
4/1/2017 - 3/31/2018	$10.20	$0.52	($0.02)	$0.50	($0.56)	$—	($0.56)	$10.14	1.06%	0.73%	5.04%	4.92%	$68,844	72%
4/1/2016 - 3/31/2017	9.36	0.49	0.93	1.42	(0.58)	—	(0.58)	10.20	0.95%	0.80%	5.04%	15.47%	10,554	61%
4/1/2015 - 3/31/2016	10.40	0.52	(1.09)	(0.57)	(0.47)	—	(0.47)	9.36	0.88%	0.80%	5.30%	(5.60%)	113,998	54%
1/14/2015 - 3/31/2015	10.22	0.11	0.19	0.30	(0.12)	—	(0.12)	10.40	1.06%	0.80%	5.15%	2.94%	38,919	60%
Advisor Class
4/1/2017 - 3/31/2018	$10.30	$0.53	($0.03)	$0.50	($0.56)	$—	($0.56)	$10.24	1.21%	0.70%	5.07%	4.91%	$2,503	72%
4/1/2016 - 3/31/2017	9.44	0.51	0.93	1.44	(0.58)	—	(0.58)	10.30	1.06%	0.77%	5.07%	15.58%	2,304	61%
4/1/2015 - 3/31/2016	10.49	0.53	(1.12)	(0.59)	(0.46)	—	(0.46)	9.44	1.03%	0.80%	5.30%	(5.66%)	1,666	54%
4/1/2014 - 3/31/2015	11.23	0.57	(0.60)	(0.03)	(0.55)	(0.16)	(0.71)	10.49	1.24%	0.80%	5.15%	(0.23%)	3,807	60%
4/1/2013 - 3/31/2014	11.18	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.23	1.42%	0.80%	5.28%	7.67%	3,064	99%
Pacific Funds Large-Cap (7)
Class A
4/1/2017 - 3/31/2018	$11.08	$0.08	$1.30	$1.38	($0.10)	($0.08)	($0.18)	$12.28	1.73%	1.00%	0.69%	12.43%	$4,939	98%
4/1/2016 - 3/31/2017	9.66	0.11	1.40	1.51	(0.09)	—	(0.09)	11.08	2.86%	1.00%	1.08%	15.69%	4,599	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.53	0.56	—	—	—	9.66	6.07%	1.00%	1.35%	6.15%	551	27%
Class C
4/1/2017 - 3/31/2018	$11.03	($0.01)	$1.29	$1.28	($0.01)	($0.08)	($0.09)	$12.22	2.48%	1.75%	(0.06%)	11.60%	$3,545	98%
4/1/2016 - 3/31/2017	9.65	0.03	1.39	1.42	(0.04)	—	(0.04)	11.03	3.61%	1.75%	0.33%	14.74%	2,804	108%
1/11/2016 - 3/31/2016	9.10	0.01	0.54	0.55	—	—	—	9.65	6.82%	1.75%	0.60%	6.04%	525	27%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap (Continued) (7)
Advisor Class
4/1/2017 - 3/31/2018	$11.11	$0.12	$1.30	$1.42	($0.08)		($0.08)	($0.16)	$12.37	1.48%	0.75%	0.94%	12.83%	$8,070	98%
4/1/2016 - 3/31/2017	9.67	0.14	1.39	1.53	(0.09)		—	(0.09)	11.11	2.61%	0.75%	1.33%	15.89%	2,176	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.54	0.57	—		—	—	9.67	5.82%	0.75%	1.60%	6.26%	564	27%
Investor Class
4/1/2017 - 3/31/2018	$10.93	$0.08	$1.28	$1.36	($0.07)		($0.08)	($0.15)	$12.14	1.73%	1.00%	0.69%	12.46%	$457	98%
4/1/2016 - 3/31/2017	9.65	0.11	1.39	1.50	(0.22)		—	(0.22)	10.93	2.86%	1.00%	1.08%	15.66%	299	108%
12/1/2015 - 3/31/2016	10.07	0.04	(0.31)	(0.27)	(0.15	)(8)	—	(0.15)	9.65	6.37%	1.00%	1.35%	(2.68%)	674	27%
12/31/2014 - 11/30/2015	10.00	0.12	(0.05)	0.07	—		—	—	10.07	15.97%	1.00%	1.20%	0.70%	631	45%
Class S
4/1/2017 - 3/31/2018	$11.03	$0.12	$1.30	$1.42	($0.22)		($0.08)	($0.30)	$12.15	1.33%	0.65%	1.04%	12.85%	$692	98%
4/1/2016 - 3/31/2017	9.66	0.15	1.39	1.54	(0.17)		—	(0.17)	11.03	2.46%	0.65%	1.43%	16.08%	1,184	108%
12/1/2015 - 3/31/2016	10.09	0.05	(0.30)	(0.25)	(0.18	)(8)	—	(0.18)	9.66	5.99%	0.65%	1.70%	(2.54%)	1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12	(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%
Pacific Funds Large-Cap Value (7)
Class A
4/1/2017 - 3/31/2018	$10.75	$0.11	$0.86	$0.97	($0.13)		($0.25)	($0.38)	$11.34	1.47%	1.10%	0.96%	9.03%	$3,304	50%
4/1/2016 - 3/31/2017	9.46	0.14	1.27	1.41	(0.10)		(0.02)	(0.12)	10.75	1.79%	1.10%	1.35%	14.92%	2,572	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.45	0.49	—		—	—	9.46	10.34%	1.10%	1.92%	5.46%	499	48%
Class C
4/1/2017 - 3/31/2018	$10.69	$0.02	$0.86	$0.88	($0.07)		($0.25)	($0.32)	$11.25	2.22%	1.85%	0.21%	8.16%	$4,327	50%
4/1/2016 - 3/31/2017	9.45	0.06	1.26	1.32	(0.06)		(0.02)	(0.08)	10.69	2.54%	1.85%	0.60%	14.03%	3,056	65%
1/11/2016 - 3/31/2016	8.97	0.02	0.46	0.48	—		—	—	9.45	11.09%	1.85%	1.17%	5.35%	477	48%
Advisor Class
4/1/2017 - 3/31/2018	$10.78	$0.14	$0.87	$1.01	($0.17)		($0.25)	($0.42)	$11.37	1.22%	0.85%	1.21%	9.33%	$19,624	50%
4/1/2016 - 3/31/2017	9.47	0.16	1.26	1.42	(0.09)		(0.02)	(0.11)	10.78	1.54%	0.85%	1.60%	15.10%	24,779	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	10.09%	0.85%	2.17%	5.57%	777	48%
Investor Class
4/1/2017 - 3/31/2018	$10.64	$0.11	$0.86	$0.97	($0.14)		($0.25)	($0.39)	$11.22	1.47%	1.10%	0.96%	9.05%	$106	50%
4/1/2016 - 3/31/2017	9.46	0.13	1.28	1.41	(0.21)		(0.02)	(0.23)	10.64	1.79%	1.10%	1.35%	14.84%	96	65%
12/1/2015 - 3/31/2016	10.01	0.06	(0.34)	(0.28)	(0.27)		—	(0.27)	9.46	12.77%	1.07%	1.95%	(2.76%)	514	48%
12/31/2014 - 11/30/2015	10.00	0.13	(0.12)	0.01	—		—	—	10.01	30.13%	1.00%	1.42%	0.10%	500	44%
Class S
4/1/2017 - 3/31/2018	$10.75	$0.15	$0.86	$1.01	($0.17)		($0.25)	($0.42)	$11.34	1.07%	0.75%	1.31%	9.36%	$1,963	50%
4/1/2016 - 3/31/2017	9.47	0.17	1.28	1.45	(0.15)		(0.02)	(0.17)	10.75	1.39%	0.75%	1.70%	15.35%	1,365	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	9.93%	0.75%	2.27%	5.57%	210	48%
Pacific Funds Small/Mid-Cap (7)
Class A
4/1/2017 - 3/31/2018	$11.93	($0.04)	$1.35	$1.31	$—		($0.01)	($0.01)	$13.23	1.51%	1.30%	(0.28%)	11.02%	$21,131	23%
4/1/2016 - 3/31/2017	9.93	(0.02)	2.05	2.03	—		(0.03)	(0.03)	11.93	1.71%	1.30%	(0.19%)	20.44%	18,360	45%
1/11/2016 - 3/31/2016	9.33	0.00 (6)	0.60	0.60	—		—	—	9.93	5.43%	1.30%	0.07%	6.43%	2,254	11%
Class C
4/1/2017 - 3/31/2018	$11.81	($0.13)	$1.34	$1.21	$—		($0.01)	($0.01)	$13.01	2.26%	2.05%	(1.03%)	10.28%	$15,458	23%
4/1/2016 - 3/31/2017	9.91	(0.10)	2.03	1.93	—		(0.03)	(0.03)	11.81	2.46%	2.05%	(0.94%)	19.47%	7,383	45%
1/11/2016 - 3/31/2016	9.33	(0.01)	0.59	0.58	—		—	—	9.91	6.18%	2.05%	(0.68%)	6.22%	527	11%
Advisor Class
4/1/2017 - 3/31/2018	$11.94	0.00 (6)	$1.35	$1.35	$—		($0.01)	($0.01)	$13.28	1.26%	1.05%	(0.03%)	11.34%	$176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01	2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%
1/11/2016 - 3/31/2016	9.33	0.01	0.58	0.59	—		—	—	9.92	5.18%	1.05%	0.32%	6.32%	1,965	11%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap (Continued) (7)
Investor Class
4/1/2017 - 3/31/2018	$11.90	($0.04)		$1.35	$1.31	$—	($0.01)	($0.01)	$13.20	1.51%	1.35%	(0.33%)	11.04%	$6,538	23%
4/1/2016 - 3/31/2017	9.91	(0.03)		2.05	2.02	—	(0.03)	(0.03)	11.90	1.71%	1.35%	(0.24%)	20.38%	6,808	45%
1/11/2016 - 3/31/2016	9.33	0.00	(6)	0.58	0.58	—	—	—	9.91	5.43%	1.35%	0.02%	6.22%	2,286	11%
Class S
4/1/2017 - 3/31/2018	$11.94	$0.00	(6)	$1.36	$1.36	$—	(0.01)	($0.01)	$13.29	1.11%	1.00%	0.02%	11.43%	$9,977	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)	(0.03)	(0.04)	11.94	1.31%	1.00%	0.11%	20.78%	8,531	45%
12/1/2015 - 3/31/2016	10.48	0.01		(0.49)	(0.48)	(0.03)	(0.05)	(0.08)	9.92	9.62%	1.00%	0.37%	(4.55%)	711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—	—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (7)
Class A
4/1/2017 - 3/31/2018	$11.77	($0.02)		$1.33	$1.31	($0.01)	($0.21)	($0.22)	$12.86	1.89%	1.30%	(0.16%)	11.17%	$2,367	62%
4/1/2016 - 3/31/2017	9.68	(0.00	)(6)	2.19	2.19	(0.10)	—	(0.10)	11.77	3.44%	1.30%	(0.04%)	22.70%	1,759	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—	—	—	9.68	17.67%	1.30%	0.31%	6.37%	324	27%
Class C
4/1/2017 - 3/31/2018	$11.76	($0.11)		$1.32	$1.21	$—	($0.21)	($0.21)	$12.76	2.64%	2.05%	(0.91%)	10.32%	$797	62%
4/1/2016 - 3/31/2017	9.66	(0.09)		2.19	2.10	—	—	—	11.76	4.19%	2.05%	(0.79%)	21.74%	641	62%
1/11/2016 - 3/31/2016	9.10	(0.01)		0.57	0.56	—	—	—	9.66	18.42%	2.05%	(0.44%)	6.15%	130	27%
Advisor Class
4/1/2017 - 3/31/2018	$11.90	$0.01		$1.35	$1.36	($0.01)	($0.21)	($0.22)	$13.04	1.64%	1.05%	0.09%	11.45%	$14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02		2.21	2.23	(0.01)	—	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—	—	—	9.68	17.42%	1.05%	0.56%	6.37%	153	27%
Investor Class
4/1/2017 - 3/31/2018	$11.84	($0.03)		$1.34	$1.31	$—	($0.21)	($0.21)	$12.94	1.89%	1.35%	(0.21%)	11.10%	$3,089	62%
4/1/2016 - 3/31/2017	9.67	(0.01)		2.20	2.19	(0.02)	—	(0.02)	11.84	3.44%	1.35%	(0.09%)	22.65%	580	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.56	0.57	—	—	—	9.67	17.67%	1.35%	0.26%	6.26%	18	27%
Class S
4/1/2017 - 3/31/2018	$10.95	$0.02		$1.24	$1.26	$—	($0.21)	($0.21)	$12.00	1.49%	1.00%	0.14%	11.54%	$457	62%
4/1/2016 - 3/31/2017	9.67	0.03		2.17	2.20	(0.92)	—	(0.92)	10.95	3.04%	1.00%	0.26%	23.03%	140	62%
12/1/2015 - 3/31/2016	10.31	0.02		(0.60)	(0.58)	(0.06)	—	(0.06)	9.67	10.38%	1.00%	0.61%	(5.68%)	497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—	—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%
Pacific Funds Small-Cap Value (7)
Class A
4/1/2017 - 3/31/2018	$11.52	$0.02		$0.62	$0.64	($0.03)	($0.96)	($0.99)	$11.17	1.65%	1.30%	0.14%	5.41%	$1,105	47%
4/1/2016 - 3/31/2017	9.47	0.03		2.13	2.16	(0.06)	(0.05)	(0.11)	11.52	1.90%	1.30%	0.23%	22.65%	743	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—	—	—	9.47	15.99%	1.30%	0.97%	7.73%	148	17%
Class C
4/1/2017 - 3/31/2018	$11.46	($0.07)		$0.63	$0.56	$—	($0.96)	($0.96)	$11.06	2.40%	2.05%	(0.61%)	4.72%	$1,568	47%
4/1/2016 - 3/31/2017	9.46	(0.06)		2.12	2.06	(0.01)	(0.05)	(0.06)	11.46	2.65%	2.05%	(0.52%)	21.81%	1,105	76%
1/11/2016 - 3/31/2016	8.80	0.00	(6)	0.66	0.66	—	—	—	9.46	16.74%	2.05%	0.22%	7.50%	121	17%
Advisor Class
4/1/2017 - 3/31/2018	$11.59	$0.05		$0.63	$0.68	($0.07)	($0.96)	($1.03)	$11.24	1.40%	1.05%	0.39%	5.70%	$15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05		2.15	2.20	(0.04)	(0.05)	(0.09)	11.59	1.65%	1.05%	0.48%	23.02%	20,617	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.66	0.68	—	—	—	9.48	15.74%	1.05%	1.22%	7.84%	261	17%
Investor Class
4/1/2017 - 3/31/2018	$11.51	$0.01		$0.63	$0.64	($0.03)	($0.96)	($0.99)	$11.16	1.65%	1.35%	0.09%	5.40%	$158	47%
4/1/2016 - 3/31/2017	9.47	0.02		2.13	2.15	(0.06)	(0.05)	(0.11)	11.51	1.90%	1.35%	0.18%	22.59%	206	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—	—	—	9.47	15.99%	1.35%	0.92%	7.73%	59	17%

See Notes to Financial Statements	See explanation of references on C-22

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap Value (Continued) (7)
Class S
4/1/2017 - 3/31/2018	$11.55	$0.05		$0.64	$0.69	($0.07)		($0.96)	($1.03)	$11.21	1.25%	1.00%	0.44%	5.78%	$9,657	47%
4/1/2016 - 3/31/2017	9.47	0.06		2.13	2.19	(0.06)		(0.05)	(0.11)	11.55	1.50%	1.00%	0.53%	23.02%	9,655	76%
12/1/2015 - 3/31/2016	10.14	0.04		(0.49)	(0.45)	(0.12)		(0.10)	(0.22)	9.47	16.02%	1.00%	1.27%	(4.37%)	1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—		—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%
Pacific Funds Small-Cap Growth (7)
Class A
4/1/2017 - 3/31/2018	$11.14	($0.08)		$1.68	$1.60	$—		($0.48)	($0.48)	$12.26	1.62%	1.30%	(0.65%)	14.51%	$713	51%
4/1/2016 - 3/31/2017	9.61	(0.07)		1.80	1.73	—		(0.20)	(0.20)	11.14	1.93%	1.30%	(0.68%)	17.83%	514	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.35	0.34	—		—	—	9.61	12.44%	1.30%	(0.70%)	3.88%	43	7%
Class C
4/1/2017 - 3/31/2018	$11.05	($0.16)		$1.65	$1.49	$—		($0.48)	($0.48)	$12.06	2.37%	2.05%	(1.40%)	13.62%	$759	51%
4/1/2016 - 3/31/2017	9.61	(0.15)		1.79	1.64	—		(0.20)	(0.20)	11.05	2.68%	2.05%	(1.43%)	17.14%	187	49%
1/11/2016 - 3/31/2016	9.27	(0.03)		0.37	0.34	—		—	—	9.61	13.19%	2.05%	(1.45%)	3.67%	34	7%
Class P
4/1/2017 - 3/31/2018	$11.19	($0.05)		$1.69	$1.64	$—		($0.48)	($0.48)	$12.35	1.22%	1.05%	(0.40%)	14.80%	$26,764	51%
6/8/2016 - 3/31/2017	10.06	(0.04)		1.37	1.33	—		(0.20)	(0.20)	11.19	1.43%	1.05%	(0.43%)	13.29%	12,385	49%
Advisor Class
4/1/2017 - 3/31/2018	$11.19	($0.05)		$1.69	$1.64	$—		($0.48)	($0.48)	$12.35	1.37%	1.05%	(0.40%)	14.80%	$13,574	51%
4/1/2016 - 3/31/2017	9.64	(0.05)		1.80	1.75	—		(0.20)	(0.20)	11.19	1.68%	1.05%	(0.43%)	18.23%	13,321	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.38	0.37	—		—	—	9.64	12.19%	1.05%	(0.45%)	3.99%	234	7%
Investor Class
4/1/2017 - 3/31/2018	$11.13	($0.07)		$1.67	$1.60	$—		($0.48)	($0.48)	$12.25	1.62%	1.25%	(0.60%)	14.52%	$1,493	51%
4/1/2016 - 3/31/2017	9.62	(0.06)		1.79	1.73	(0.02)		(0.20)	(0.22)	11.13	1.93%	1.25%	(0.63%)	18.11%	1,155	49%
12/1/2015 - 3/31/2016	10.42	(0.02)		(0.78)	(0.80)	—		—	—	9.62	12.79%	1.25%	(0.65%)	(7.68%)	977	7%
12/31/2014 - 11/30/2015	10.00	(0.07)		0.49	0.42	—		—	—	10.42	17.40%	1.25%	(0.70%)	4.20%	1,047	34%
Class S
4/1/2017 - 3/31/2018	$11.20	($0.03)		$1.69	$1.66	$—		($0.48)	($0.48)	$12.38	1.22%	0.90%	(0.25%)	14.97%	$10,826	51%
4/1/2016 - 3/31/2017	9.63	(0.03)		1.80	1.77	(0.00	)(6)	(0.20)	(0.20)	11.20	1.53%	0.90%	(0.28%)	18.47%	9,680	49%
1/11/2016 - 3/31/2016	9.27	(0.00	)(6)	0.36	0.36	—		—	—	9.63	12.04%	0.90%	(0.29%)	3.88%	411	7%

(1)	For share classes that commenced operations after April 1, 2013, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to Financial Statements. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization.
(8)	Includes $0.01 per share return of capital distribution.
(9)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2018 are as follows:

Fund	Class A	Class C	Class I	Class P	Advisor Class
Pacific Funds Floating Rate Income	1.00%	1.70%	0.70%	0.75%	0.75%

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2018, the Trust was comprised of forty separate funds, eighteen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund	Fund
Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM Floating Rate Income (2)
Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM Limited Duration High Income (2)
Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM High Income (2)
Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Large-Cap (3)
Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Large-Cap Value (3)
Pacific FundsSM Diversified Alternatives	Pacific FundsSM Small/Mid-Cap (3)
Pacific FundsSM Short Duration Income (2)	Pacific FundsSM Small-Cap (3)
Pacific FundsSM Core Income (2)	Pacific FundsSM Small-Cap Value (3)
Pacific FundsSM Strategic Income (2)	Pacific FundsSM Small-Cap Growth (3)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”.
(2)	These Funds are collectively known as the “PF Fixed Income Funds”.
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”.

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R, and Advisor Class shares. Pacific Funds Diversified Alternatives offers Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class B shares were closed to any new or additional purchases (except through reinvestment of dividends and capital gains distributions) as of the close of business on July 31, 2017.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, Investor Class, and Class S shares. Additionally, Pacific Funds Small-Cap Growth offers Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class P, Advisor Class, Investor Class, and Class S shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of certain other funds of the Trust (collectively, the “PF Underlying Funds”) as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. Pacific Funds Diversified Alternatives invests all of its assets in certain PF Underlying Funds and Class P shares of Pacific Funds Floating Rate Income.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-22.

The Trust’s Board of Trustees approved a Plan of Liquidation for Pacific Funds Limited Duration High Income, which is expected to occur on or about June 28, 2018. Effective March 30, 2018, Pacific Funds Limited Duration High Income was closed to new investors and any subsequent investments from existing investors.

D-1

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective January 1, 2017, the Trust implemented Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements issued by the Financial Accounting Standards Board (“FASB”). This ASU made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement and requires disclosure of reason(s) for the change in valuation approach and valuation technique. Changes in valuation approach and valuation technique, if any, are disclosed in Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds, dividends on net investment income, if any, are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules (the “Reporting Rules”) and amended existing rules (the “Amended Rules”) intended to modernize reporting and enhance the disclosure of information for most registered investment

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companies. The Amended Rules include amendments relating to Regulation S-X, which modify the form and content of the financial statements of the Trust, went into effect as of August 1, 2017 and are reflected in this annual report. For the Trust, the effective date of the Reporting Rules will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining their impact on the Trust’s financial statements and accompanying notes.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that will require the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements of the Trust.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

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Investments in Affiliated or Unaffiliated Investment Companies

Fund investments in affiliated or unaffiliated investment companies, including mutual funds, are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2018, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer

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brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory

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actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth (See Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in

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exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2018, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2018, Pacific Funds Strategic Income and Pacific Funds Floating Rate Income had unfunded loan commitments of $1,492,500 and $8,240,026, respectively (see details in the Notes to Schedules of Investments).

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews

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NOTES TO FINANCIAL STATEMENTS (Continued)

of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same derivative risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. The annual report of the PF Underlying Funds discusses in further detail the derivative instruments and the reasons a PF Underlying Fund invested in derivatives during the reporting period.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, Pacific Funds High Income entered into total return swaps on credit indices to obtain long exposure to the broader high yield market, primarily for purposes of liquidity. This Fund did not hold any swaps as of the end of the reporting period.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on swap transactions Change in net unrealized appreciation (depreciation) on swaps

The following is a summary of Pacific Funds High Income’s net realized gain or loss and change in net unrealized appreciation or depreciation on derivative investments recognized in its Statement of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2018:

Derivative Investments Risk Type	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate contracts	$30,952	($9,619)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The average number of positions and value of derivative investments in interest rate contracts held by Pacific Funds High Income for the fiscal year ended March 31, 2018 were 1 and $12,842, respectively. The average number of positions and value of derivative investments and the amounts of net realized gain or loss and changes in net unrealized appreciation or depreciation on derivative investments as disclosed in its

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Statement of Operations serve as indicators of volume of financial derivative activity for Pacific Funds High Income for the fiscal year ended March 31, 2018.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also manages the PF Fixed Income Funds under the name Pacific Asset Management. For the PF U.S. Equity Funds, PLFA has retained another investment management firm to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentage of the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Pacific Funds Portfolio Optimization Conservative (1) Pacific Funds Portfolio Optimization Moderate-Conservative (1) Pacific Funds Portfolio Optimization Moderate (1) Pacific Funds Portfolio Optimization Growth (1) Pacific Funds Portfolio Optimization Aggressive-Growth (1) Pacific Funds Diversified Alternatives (1)	0.20%
Pacific Funds Short Duration Income (2)	0.40%
Pacific Funds Core Income (2)	0.50%
Pacific Funds Strategic Income (2) Pacific Funds High Income (2)	0.60%
Pacific Funds Floating Rate Income (2) Pacific Funds Limited Duration High Income (2), (3) Pacific Funds Large-Cap (4) Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth	0.85%

(1)	PLFA has agreed to waive the following advisory fees through July 31, 2018: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. There is no guarantee that PLFA will continue such waiver after that date. As of the fiscal year ended March 31, 2018, none of the Funds meet net asset levels where portions of the advisory fee would be waived.
(2)	PLFA has agreed to waive the following advisory fees through July 31, 2018: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. There is no guarantee that PLFA will continue such waiver after that date. As of the fiscal year ended March 31, 2018, none of the Funds meet net asset levels where portions of the advisory fee would be waived with exception of Pacific Funds Floating Rate Income.
(3)	PLFA agreed to waive 0.02% of its advisory fee through July 31, 2018 for Pacific Funds Limited Duration High Income. There is no guarantee that PLFA will continue such waiver after that date.
(4)	PLFA agreed to waive 0.10% of its advisory fee through July 31, 2018 for Pacific Funds Large-Cap. There is no guarantee that PLFA will continue such waiver after that date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Sub-Advisory Agreement, the Trust and PLFA engaged Rothschild Asset Management Inc. under PLFA’s supervision to act as sub-adviser for the PF U.S. Equity Funds. PLFA, as Investment Adviser to each PF U.S. Equity Fund, pays related management fees to Rothschild Asset Management Inc. as compensation for its sub-advisory services provided to each PF U.S. Equity Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pacific Life receives an administration fee from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentage of average daily net assets of each Fund:

Fund	Share Class	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15%
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.15%
Pacific Funds Short Duration Income Pacific Funds Strategic Income Pacific Funds Limited Duration High Income	A, C, and Advisor	0.30%
	I	0.15%
Pacific Funds Core Income Pacific Funds Floating Rate Income Pacific Funds High Income	A, C, and Advisor	0.30%
	I and P	0.15%
PF U.S. Equity Funds	A, C, Advisor, and Investor	0.30%
	S	0.15%
Pacific Funds Small-Cap Growth	P	0.15%

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (together the “12b-1 Plans”) for Class B, C, R, and Investor Class shares. The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentages of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B and C	0.75%	0.25%
	R	0.25%	0.25%
	Investor	0.25%
Class A Plan	A		0.25%

There are no distribution and service fees for Class I, Class P, Advisor Class, and Class S shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2018, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $6,902,370 from the sale of Class A shares and received $272,546 in CDSC from redemptions of Class A, B, and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended March 31, 2018 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2018 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15% through 7/31/2018 and 0.30% thereafter through 7/31/2023
Pacific Funds Short Duration Income	A, C, I, and Advisor	0.10% through 7/31/2018
Pacific Funds Core Income	A and C	0.10% through 7/31/2018
	I and Advisor	0.05% through 7/31/2018
	P	0.20% through 7/31/2017 and 0.05% thereafter through 7/31/2018
Pacific Funds Strategic Income	A and Advisor	0.10% through 7/31/2018
	C and I	0.05% through 7/31/2018
Pacific Funds Floating Rate Income	A and Advisor	0.10% through 7/31/2018
	C and I	0.05% through 7/31/2018
	P	0.20% through 7/31/2017 and 0.05% thereafter through 7/31/2018
Pacific Funds Limited Duration High Income	A, I, and Advisor	0.07% through 7/31/2018
	C	0.02% through 7/31/2018
Pacific Funds High Income	A, I, and Advisor	0.10% through 7/31/2018
	C	0.05% through 7/31/2018
	P	0.20% through 7/31/2017 and 0.10% thereafter through 7/31/2018
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.40% through 7/31/2018
Pacific Funds Large-Cap Pacific Funds Large-Cap Value	A, C, Advisor, and Investor	0.20% through 1/10/2019
	S	0.10% through 1/10/2019
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.25% through 1/10/2019
	S	0.15% through 1/10/2019
Pacific Funds Small-Cap Growth	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.15% through 1/10/2019
	S	0.05% through 1/10/2019
	P	0.20% through 1/10/2019

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the fiscal year ended March 31, 2018 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2018 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2018 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2019	3/31/2020	3/31/2021
Pacific Funds Portfolio Optimization Conservative	$289,997	$290,877	$250,155
Pacific Funds Portfolio Optimization Moderate-Conservative	393,236	376,333	334,819
Pacific Funds Portfolio Optimization Moderate	954,419	946,295	841,944
Pacific Funds Portfolio Optimization Growth	708,782	694,650	646,561
Pacific Funds Portfolio Optimization Aggressive-Growth	259,000	256,470	256,481
Pacific Funds Diversified Alternatives	30,877	28,564	6,603
Pacific Funds Short Duration Income	369,896	600,137	1,000,932
Pacific Funds Core Income	1,162,780	1,321,088	2,102,504
Pacific Funds Strategic Income	445,582	587,614	1,246,313
Pacific Funds Floating Rate Income	1,185,282	1,512,901	3,114,566
Pacific Funds Limited Duration High Income	105,916	108,215	141,501
Pacific Funds High Income	124,097	118,054	119,953
Pacific Funds Large-Cap	31,382	136,174	87,705
Pacific Funds Large-Cap Value	29,093	157,996	111,953
Pacific Funds Small/Mid-Cap	27,939	202,048	341,697
Pacific Funds Small-Cap	25,943	135,916	88,698
Pacific Funds Small-Cap Value	29,397	161,192	104,441
Pacific Funds Small-Cap Growth	25,758	150,256	107,736

Total	$6,199,376	$7,784,780	$10,904,562

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the fiscal year ended March 31, 2018, PLFA recouped $6,784 from Pacific Funds Diversified Alternatives under the expense limitation agreement. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended March 31, 2018.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2018, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2018 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2017	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2018
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$26,197,345	$780,203	$680,879	$15,543,291	($370,830)	$263,882	$12,008,188	1,144,727
Pacific Funds Floating Rate Income	10,732,721	1,201,513	447,014	1,572,069	(8,492)	(12,130)	10,788,557	1,063,960
Pacific Funds High Income	3,329,211	10,452,429	190,952	564,065	15,047	(90,945)	13,332,629	1,314,855
PF Inflation Managed	3,024,870	19,852,075	36,413	555,193	6,840	92,857	22,457,862	2,529,039
PF Managed Bond	145,401,365	4,187,359	5,172,494	45,584,874	(251,692)	(392,385)	108,532,267	10,258,248
PF Short Duration Bond	44,247,111	2,049,475	638,068	6,441,626	(33,299)	(318,833)	40,140,896	4,100,194
PF Emerging Markets Debt	5,390,649	7,513,595	420,005	1,013,360	57,877	(6,743)	12,362,023	1,319,319
PF Comstock	8,792,188	280,671	90,372	5,880,416	2,231,844	(1,123,140)	4,391,519	283,141
PF Growth	2,330,880	297,843	4,358	986,475	391,563	139,655	2,177,824	85,809
PF Large-Cap Growth	1,494,341	32,046	—	1,475,442	801,000	(420,725)	431,220	40,720
PF Large-Cap Value	20,400,496	512,527	258,317	17,238,327	7,108,960	(5,603,589)	5,438,384	317,292
PF Main Street Core	3,965,204	97,478	49,390	2,672,153	1,379,691	(1,083,905)	1,735,705	124,691
PF Mid-Cap Equity	1,659,730	37,558	6,875	1,207,832	720,936	(481,133)	736,134	68,605
PF Mid-Cap Growth (4)	831,952	16,443	2,029	1,002,974	149,730	2,820	—	—
PF Mid-Cap Value	10,767,032	270,920	23,209	7,488,402	1,150,967	(33,965)	4,689,761	371,025
PF Small-Cap Value	4,993,610	135,128	9,459	4,071,522	1,009,752	(606,545)	1,469,882	131,005
PF Emerging Markets	9,314,328	225,890	55,263	4,275,290	908,615	1,294,846	7,523,652	434,893
PF International Large-Cap	4,425,014	2,871,481	70,648	2,209,977	819,662	(231,182)	5,745,646	275,571
PF International Small-Cap	1,707,669	1,437,819	43,014	409,228	151,612	82,509	3,013,395	268,096
PF International Value	4,230,816	185,371	167,200	2,536,307	564,628	(176,732)	2,434,976	239,427
PF Real Estate	845,369	862,179	13,231	135,956	108,994	(153,837)	1,539,980	129,847
PF Currency Strategies	6,700,420	297,475	151,021	1,289,653	(131,331)	(118,356)	5,609,576	615,085
PF Equity Long/Short	6,532,630	187,606	406,313	2,023,570	469,937	8,019	5,580,935	574,762
PF Global Absolute Return	6,630,330	231,661	16,325	1,437,176	(93,634)	323,374	5,670,880	598,826
PF Multi-Asset	—	28,904,920	—	—	—	(630,365)	28,274,555	3,001,545
	$333,945,281	$82,921,665	$8,952,849	$127,615,178	$17,158,377	($9,276,548)	$306,086,446

Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$34,511,446	$214,808	$894,281	$20,379,116	($489,710)	$349,288	$15,100,997	1,439,561
Pacific Funds Floating Rate Income	14,635,674	2,816,295	608,526	2,008,886	(10,469)	(18,771)	16,022,369	1,580,115
Pacific Funds High Income	3,688,600	8,358,011	206,649	588,991	(9,889)	(56,199)	11,598,181	1,143,805
PF Inflation Managed	4,468,845	15,083,123	52,906	822,716	11,267	56,596	18,850,021	2,122,750
PF Managed Bond	176,858,945	1,079,922	6,258,496	46,720,099	(346,618)	(368,530)	136,762,116	12,926,476
PF Short Duration Bond	33,050,478	2,729,061	469,248	4,472,560	(24,502)	(230,495)	31,521,230	3,219,737
PF Emerging Markets Debt	7,466,510	9,246,245	582,584	1,304,439	7,198	58,123	16,056,221	1,713,577
Pacific Funds Small-Cap Growth	1,484,356	102,035	—	273,997	83,671	113,695	1,509,760	122,248
PF Comstock	17,797,209	153,051	182,801	9,098,137	3,858,379	(1,774,892)	11,118,411	716,854
PF Developing Growth	992,712	4,864	—	616,881	131,429	140,543	652,667	43,980
PF Growth	7,624,629	37,287	14,219	7,285,672	3,863,670	(1,923,573)	2,330,560	91,827
PF Large-Cap Growth	5,150,899	24,928	—	4,143,965	2,347,391	(1,031,011)	2,348,242	221,741
PF Large-Cap Value	42,287,304	342,503	538,299	33,605,024	13,324,588	(10,300,280)	12,587,390	734,387
PF Main Street Core	23,186,452	114,403	290,899	14,771,466	4,614,219	(2,905,521)	10,528,986	756,393
PF Mid-Cap Equity	4,903,641	23,950	20,374	2,824,371	1,321,588	(604,451)	2,840,731	264,747
PF Mid-Cap Growth (4)	1,229,058	5,836	2,994	1,461,808	490,160	(266,240)	—	—
PF Mid-Cap Value	17,128,871	134,031	37,527	12,143,309	2,200,138	(399,692)	6,957,566	550,440
PF Small-Cap Value	10,327,064	86,639	19,709	6,826,633	2,068,848	(1,287,127)	4,388,500	391,132
PF Emerging Markets	19,623,947	93,701	115,990	6,536,320	1,390,049	3,198,785	17,886,152	1,033,882
PF International Large-Cap	15,087,149	2,080,497	239,950	6,517,878	2,302,855	(201,817)	12,990,756	623,058
PF International Small-Cap	5,046,045	4,267,283	126,600	1,178,790	495,912	188,749	8,945,799	795,890
PF International Value	15,001,601	393,361	595,592	7,406,353	1,106,966	251,984	9,943,151	977,694
PF Real Estate	2,497,786	2,562,650	38,815	394,923	302,756	(435,117)	4,571,967	385,495
PF Currency Strategies	9,898,304	99,182	221,146	1,519,861	(99,859)	(266,271)	8,332,641	913,667
PF Equity Long/Short	9,645,873	52,381	600,016	2,704,198	665,280	29,130	8,288,482	853,603
PF Global Absolute Return	9,794,988	97,936	23,891	1,830,069	(120,154)	456,201	8,422,793	889,419
PF Multi-Asset	—	72,948,282	—	—	—	(1,528,975)	71,419,307	7,581,667
	$493,388,386	$123,152,265	$12,141,512	$197,436,462	$39,485,163	($18,755,868)	$451,974,996

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2017	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2018
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$43,930,994	$40,031	$1,165,881	$15,092,777	($331,505)	$150,878	$29,863,502	2,846,854
Pacific Funds Floating Rate Income	28,045,584	58,731	1,133,215	8,838,482	(44,523)	(1,509)	20,353,016	2,007,201
Pacific Funds High Income	3,534,206	30,903,511	236,698	768,484	737	(198,630)	33,708,038	3,324,264
PF Inflation Managed	4,995,346	23,005,928	59,245	926,114	13,259	97,156	27,244,820	3,068,110
PF Managed Bond	315,853,739	285,310	11,225,007	61,631,898	(77,538)	(1,090,848)	264,563,772	25,006,028
PF Short Duration Bond	69,666,294	142,072	986,054	29,636,672	(419,160)	(115,307)	40,623,281	4,149,467
PF Emerging Markets Debt	14,307,707	13,972,887	1,121,513	2,322,477	98,394	9,899	27,187,923	2,901,593
Pacific Funds Small-Cap Growth	4,977,924	5,106,771	—	892,487	271,405	166,548	9,630,161	779,770
PF Comstock	73,971,553	157,915	764,320	46,269,056	14,658,952	(5,900,799)	37,382,885	2,410,244
PF Developing Growth	3,566,974	3,218	—	1,288,387	452,862	498,091	3,232,758	217,841
PF Growth	48,074,923	22,104,733	89,517	13,289,265	4,277,232	5,951,267	67,208,407	2,648,085
PF Large-Cap Growth	31,727,129	29,496	—	22,777,129	11,789,334	(3,680,302)	17,088,528	1,613,648
PF Large-Cap Value	175,343,140	370,434	2,235,752	143,404,753	41,963,667	(28,726,825)	47,781,415	2,787,714
PF Main Street Core	115,054,900	114,049	1,460,042	74,256,897	19,918,898	(11,354,226)	50,936,766	3,659,250
PF Mid-Cap Equity	28,190,915	27,301	118,201	19,442,862	7,511,543	(3,447,113)	12,957,985	1,207,641
PF Mid-Cap Growth (4)	5,652,549	5,318	13,862	6,702,950	1,480,557	(449,336)	—	—
PF Mid-Cap Value	84,405,247	177,100	186,100	58,724,849	9,595,437	(808,765)	34,830,270	2,755,559
PF Small-Cap Value	45,942,046	95,370	88,548	16,532,294	7,466,739	(4,418,962)	32,641,447	2,909,220
PF Emerging Markets	79,848,861	70,202	473,650	33,000,193	8,282,537	10,575,483	66,250,540	3,829,511
PF International Large-Cap	56,376,394	50,234	899,813	22,892,019	8,239,616	(238,111)	42,435,927	2,035,296
PF International Small-Cap	14,504,353	19,762,842	365,197	3,306,026	1,422,579	397,713	33,146,658	2,948,991
PF International Value	55,338,398	1,437,804	2,224,205	21,776,961	3,141,228	1,836,851	42,201,525	4,149,609
PF Real Estate	14,359,383	1,729,740	223,502	1,992,167	2,538,224	(3,292,188)	13,566,494	1,143,886
PF Currency Strategies	35,565,076	70,486	791,559	11,701,334	(1,312,143)	(99,181)	23,314,463	2,556,410
PF Equity Long/Short	27,661,043	28,405	1,729,861	9,526,561	1,840,157	161,422	21,894,327	2,254,823
PF Global Absolute Return	35,193,032	71,257	85,585	14,313,183	(578,744)	1,784,632	22,242,579	2,348,741
PF Multi-Asset	—	310,752,394	—	—	—	(7,174,913)	303,577,481	32,226,909
	$1,416,087,710	$430,573,539	$27,677,327	$641,306,277	$142,199,744	($49,367,075)	$1,325,864,968

Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$17,627,318	$22,911	$464,166	$8,275,284	($183,572)	$107,702	$9,763,241	930,719
Pacific Funds Floating Rate Income	20,520,738	26,475	819,172	11,067,346	(54,579)	25,960	10,270,420	1,012,862
Pacific Funds High Income	—	10,344,124	17,405	71,920	(239)	(60,411)	10,228,959	1,008,773
PF Inflation Managed	—	5,172,062	—	35,960	27	29,088	5,165,217	581,669
PF Managed Bond	99,642,190	141,825	3,573,859	14,422,898	17,826	(393,383)	88,559,419	8,370,455
PF Short Duration Bond	20,595,676	22,392	293,972	20,751,308	(330,913)	170,181	—	—
PF Emerging Markets Debt	14,132,939	7,267,412	1,123,781	1,991,579	(48,000)	120,003	20,604,556	2,198,992
Pacific Funds Small-Cap Growth	3,642,238	7,533,194	—	595,607	193,446	(45,305)	10,727,966	868,661
PF Comstock	61,205,154	766,234	642,861	21,710,077	8,027,217	(1,301,662)	47,629,727	3,070,904
PF Developing Growth	2,609,859	1,145,294	—	467,737	143,911	499,545	3,930,872	264,884
PF Growth	51,211,678	49,236,536	96,770	10,231,294	2,965,927	6,859,945	100,139,562	3,945,609
PF Large-Cap Growth	33,531,647	27,176	—	25,627,525	11,717,571	(2,892,660)	16,756,209	1,582,267
PF Large-Cap Value	143,630,147	171,324	1,846,397	93,723,434	21,261,568	(11,247,635)	61,938,367	3,613,674
PF Main Street Core	116,009,936	101,693	1,496,931	73,178,993	18,466,141	(9,831,260)	53,064,448	3,812,101
PF Mid-Cap Equity	23,205,115	17,219	98,818	16,878,557	6,201,699	(2,825,412)	9,818,882	915,087
PF Mid-Cap Growth (4)	5,169,854	2,282	12,941	6,139,321	1,778,488	(824,244)	—	—
PF Mid-Cap Value	64,331,090	51,864	143,674	51,683,896	10,925,958	(3,869,314)	19,899,376	1,574,318
PF Small-Cap Value	40,337,435	45,537	78,582	13,459,295	6,763,695	(4,088,398)	29,677,556	2,645,058
PF Emerging Markets	68,608,472	72,835	410,485	25,066,887	5,481,540	10,745,148	60,251,593	3,482,751
PF International Large-Cap	73,509,502	68,802	1,183,728	40,310,112	11,522,509	(858,466)	45,115,963	2,163,835
PF International Small-Cap	15,918,977	15,051,447	404,412	3,362,461	1,560,036	579,448	30,151,859	2,682,550
PF International Value	73,093,034	1,983,886	3,000,555	21,721,593	2,456,542	4,132,733	62,945,157	6,189,298
PF Real Estate	15,759,866	2,277,165	247,325	2,028,134	2,801,707	(3,638,511)	15,419,418	1,300,120
PF Currency Strategies	26,022,438	33,297	583,306	12,063,549	(1,063,371)	(26,641)	13,485,480	1,478,671
PF Equity Long/Short	20,271,769	20,618	1,289,977	9,531,960	1,302,120	186,796	13,539,320	1,394,369
PF Global Absolute Return	25,750,455	33,500	63,145	12,967,650	(38,305)	924,541	13,765,686	1,453,610
PF Multi-Asset	—	247,967,435	—	—	—	(5,638,905)	242,328,530	25,724,897
	$1,036,337,527	$349,604,539	$17,892,262	$497,364,377	$111,868,949	($23,161,117)	$995,177,783

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2017	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2018
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Floating Rate Income	$3,693,132	$98,550	$156,116	$477,564	($2,422)	($4,229)	$3,463,583	341,576
PF Managed Bond	4,082,207	88,867	151,378	4,250,435	(113,030)	65,055	24,042	2,272
PF Emerging Markets Debt	—	3,473,354	—	31,988	(15)	14,755	3,456,106	368,848
Pacific Funds Small-Cap Growth	2,279,926	2,705,521	—	279,951	109,107	89,248	4,903,851	397,073
PF Comstock	22,005,391	448,669	239,366	8,889,799	2,902,467	(351,044)	16,355,050	1,054,484
PF Developing Growth	1,633,649	23,840	—	462,816	170,191	284,917	1,649,781	111,171
PF Growth	25,904,792	7,104,965	50,516	4,168,812	1,419,194	4,553,112	34,863,767	1,373,671
PF Large-Cap Growth	17,276,219	233,655	—	8,705,618	4,263,042	330,565	13,397,863	1,265,143
PF Large-Cap Value	51,832,193	1,428,919	689,282	30,240,622	5,151,535	(1,659,781)	27,201,526	1,587,020
PF Main Street Core	43,056,847	828,005	573,811	26,831,965	5,672,359	(2,454,016)	20,845,041	1,497,489
PF Mid-Cap Equity	8,069,808	120,886	35,432	4,472,947	1,914,672	(709,774)	4,958,077	462,076
PF Mid-Cap Growth (4)	1,618,068	17,382	4,222	1,945,417	620,295	(314,550)	—	—
PF Mid-Cap Value	20,617,446	403,715	47,520	18,974,819	3,993,870	(1,660,612)	4,427,120	350,247
PF Small-Cap Value	16,994,556	396,899	34,222	5,236,495	2,465,254	(1,312,807)	13,341,629	1,189,093
PF Emerging Markets	22,313,188	317,179	138,315	4,452,706	873,896	4,482,592	23,672,464	1,368,350
PF International Large-Cap	27,312,051	385,488	455,861	13,050,649	3,541,243	465,888	19,109,882	916,541
PF International Small-Cap	4,982,548	6,950,004	131,253	892,626	482,065	158,306	11,811,550	1,050,850
PF International Value	26,992,101	1,213,439	1,151,994	5,666,686	528,313	1,925,414	26,144,575	2,570,755
PF Real Estate	4,932,674	947,026	80,320	493,659	904,383	(1,180,134)	5,190,610	437,657
PF Currency Strategies	6,515,930	161,555	151,286	3,042,323	(320,398)	43,181	3,509,231	384,784
PF Equity Long/Short	5,551,912	106,870	365,566	3,060,325	360,038	57,657	3,381,718	348,272
PF Global Absolute Return	6,447,732	164,309	16,322	3,406,450	(36,511)	262,935	3,448,337	364,133
PF Multi-Asset	—	89,814,479	—	—	—	(2,081,087)	87,733,392	9,313,524
	$324,112,370	$117,433,576	$4,472,782	$149,034,672	$34,899,548	$1,005,591	$332,889,195

Pacific Funds Diversified Alternatives
Pacific Funds Floating Rate Income	$1,019,403	$2,712,909	$87,524	$134,108	($724)	($1,787)	$3,683,217	363,236
PF Inflation Managed	647,480	1,478,899	16,462	77,238	(1,032)	(8,369)	2,056,202	231,554
PF Emerging Markets Debt	1,297,055	4,782,355	216,174	154,476	(8,047)	(43,708)	6,089,353	649,878
PF Emerging Markets	927,717	1,979,340	11,623	429,721	(8,538)	319,432	2,799,853	161,841
PF International Small-Cap	656,824	2,069,422	35,486	77,238	98,706	(7,884)	2,775,316	246,914
PF Real Estate	651,300	988,567	13,469	364,624	92,184	(152,733)	1,228,163	103,555
PF Currency Strategies	3,101,046	7,179,568	155,454	2,038,285	(175,352)	112,061	8,334,492	913,870
PF Equity Long/Short	1,395,304	3,110,389	184,147	326,768	173,132	(124,756)	4,411,448	454,320
PF Global Absolute Return	3,197,393	7,069,069	16,460	1,036,543	(24,753)	166,240	9,387,866	991,327
	$12,893,522	$31,370,518	$736,799	$4,639,001	$145,576	$258,496	$40,765,910
(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth.
(3)	Net realized gain (loss) includes capital gains distributions from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth, if any.
(4)	All shares in the PF Mid-Cap Growth Fund were fully redeemed as of February 13, 2018.

As of March 31, 2018, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Diversified Alternatives	5.72%
Pacific Funds Limited Duration High Income	66.20%
Pacific Funds Large-Cap Value	57.75%
Pacific Funds Small-Cap Value	42.27%
Pacific Funds Small-Cap Growth	23.43%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Prior to December 31, 2017, deferred amounts were treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who deferred compensation had the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and/or Pacific Funds High Income, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap Growth, and/or Class P shares of the PF Underlying Funds. Effective January 1, 2018, a Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A of certain

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2018, such expenses increased by $7,856 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2018, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $30,154.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $125,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”), which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the overnight Eurodollar rate, plus 1.20%. Pacific Funds Floating Rate Income pays the Bank a commitment fee equal to 0.25% (0.20% prior to March 7, 2018) per annum on the daily unused portion of the committed line up to a maximum of $312,500 ($150,000 prior to March 7, 2018). As of March 31, 2018, the actual interest rate on borrowing by the Trust was 2.90%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. For the fiscal year ended March 31, 2018, Pacific Funds Floating Rate Income had no loans outstanding in connection with this revolving line of credit.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2018, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$95,604,601	$127,615,178
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	144,220,947	197,436,462
Pacific Funds Portfolio Optimization Moderate	—	—	499,850,756	641,306,277
Pacific Funds Portfolio Optimization Growth	—	—	406,392,533	497,364,377
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	137,642,071	149,034,672
Pacific Funds Diversified Alternatives	—	—	32,532,856	4,639,001
Pacific Funds Short Duration Income	5,078,790	7,679,033	400,321,638	252,773,533
Pacific Funds Core Income	115,699,391	128,417,504	558,242,153	557,826,357
Pacific Funds Strategic Income	29,781,251	25,762,658	577,461,467	367,169,193
Pacific Funds Floating Rate Income	—	—	2,186,722,281	1,917,199,201
Pacific Funds Limited Duration High Income	—	—	22,600,513	21,419,251
Pacific Funds High Income	—	—	70,919,067	20,022,624
Pacific Funds Large-Cap	—	—	18,624,952	13,441,248
Pacific Funds Large-Cap Value	—	—	14,673,575	19,411,937
Pacific Funds Small/Mid-Cap	—	—	134,022,114	37,943,235
Pacific Funds Small-Cap	—	—	17,889,234	9,356,488
Pacific Funds Small-Cap Value	—	—	14,772,647	20,370,882
Pacific Funds Small-Cap Growth	—	—	31,835,782	19,809,026

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2018, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2018:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$207,524	$15,081,462	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	33,401,316	361,146	—	—	361,146
Pacific Funds Portfolio Optimization Moderate	—	—	120,304,302	251,828	—	—	251,828
Pacific Funds Portfolio Optimization Growth	—	—	94,558,020	1,227,329	—	—	1,227,329
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	29,526,080	355,476	—	—	355,476
Pacific Funds Diversified Alternatives	—	—	211,070	13,526	—	—	13,526
Pacific Funds Short Duration Income	(1,660,459)	231,364	—	—	—	—	—
Pacific Funds Core Income	(14,940,157)	715,643	—	—	—	—	—
Pacific Funds Strategic Income	(8,207,407)	731,945	—	—	—	—	—
Pacific Funds Floating Rate Income	(38,073,700)	1,569,240	—	—	—	—	—
Pacific Funds Limited Duration High Income	(3,657,416)	26,372	—	—	—	—	—
Pacific Funds High Income	(8,690,963)	94,566	—	—	—	—	—
Pacific Funds Large-Cap	—	25,939	294,863	—	—	—	—
Pacific Funds Large-Cap Value	—	168,814	886,735	—	—	—	—
Pacific Funds Small/Mid-Cap	—	—	699,237	—	—	—	—
Pacific Funds Small-Cap	—	42,545	88,174	—	—	—	—
Pacific Funds Small-Cap Value	—	218,035	1,506,171	—	—	—	—
Pacific Funds Small-Cap Growth	—	—	1,078,811	42,866	—	—	42,866

Accumulated capital losses represent net capital loss carryovers as of March 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2018 and capital loss carryover from prior years utilized during the year or period ended March 31, 2018:

	Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2018
	Capital Loss Carryover
Fund	Short Term	Long Term
Pacific Funds Portfolio Optimization Conservative	$—	$—	$—	$1,090,496
Pacific Funds Diversified Alternatives	—	—	—	109,306
Pacific Funds Short Duration Income	—	(1,660,459)	(1,660,459)	805,629
Pacific Funds Core Income	(5,856,804)	(9,083,353)	(14,940,157)	4,741,349
Pacific Funds Strategic Income	—	(8,207,407)	(8,207,407)	4,382,803
Pacific Funds Floating Rate Income	—	(38,073,700)	(38,073,700)	932,499
Pacific Funds Limited Duration High Income	(250,677)	(3,406,739)	(3,657,416)	3,875
Pacific Funds High Income	(3,230,606)	(5,460,357)	(8,690,963)	426,975
Pacific Funds Large-Cap	—	—	—	76,446

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2018, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$295,685,371	$15,508,305	($5,107,230)	$10,401,075	$—	$10,401,075
Pacific Funds Portfolio Optimization Moderate-Conservative	421,910,015	37,208,624	(7,143,643)	30,064,981	—	30,064,981
Pacific Funds Portfolio Optimization Moderate	1,174,659,268	168,344,313	(17,138,613)	151,205,700	—	151,205,700
Pacific Funds Portfolio Optimization Growth	841,383,271	170,916,011	(17,121,499)	153,794,512	—	153,794,512
Pacific Funds Portfolio Optimization Aggressive-Growth	270,524,476	74,222,744	(11,858,025)	62,364,719	—	62,364,719
Pacific Funds Diversified Alternatives	40,844,177	623,360	(701,627)	(78,267)	—	(78,267)
Pacific Funds Short Duration Income	418,149,445	1,374,952	(4,146,700)	(2,771,748)	—	(2,771,748)
Pacific Funds Core Income	710,452,015	3,857,248	(8,907,921)	(5,050,673)	—	(5,050,673)
Pacific Funds Strategic Income	547,891,553	7,546,829	(9,083,898)	(1,537,069)	(11,214)	(1,548,283)
Pacific Funds Floating Rate Income	1,612,300,476	8,676,782	(5,362,136)	3,314,646	63,312	3,377,958
Pacific Funds Limited Duration High Income	35,690,746	251,419	(722,500)	(471,081)	—	(471,081)
Pacific Funds High Income	81,615,656	485,205	(911,813)	(426,608)	(142)	(426,750)
Pacific Funds Large-Cap	15,649,773	2,385,582	(398,901)	1,986,681	—	1,986,681
Pacific Funds Large-Cap Value	24,828,959	5,084,578	(556,881)	4,527,697	—	4,527,697
Pacific Funds Small/Mid-Cap	202,845,405	32,955,748	(6,356,650)	26,599,098	—	26,599,098
Pacific Funds Small-Cap	19,117,969	3,094,205	(723,477)	2,370,728	—	2,370,728
Pacific Funds Small-Cap Value	23,261,317	5,565,907	(788,101)	4,777,806	—	4,777,806
Pacific Funds Small-Cap Growth	47,370,555	9,010,359	(2,240,017)	6,770,342	—	6,770,342

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives, short sales, and foreign currencies, if any.

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2014.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal year ended March 31, 2018 and 2017, were as follows:

	For the Year Ended March 31, 2018				For the Year Ended March 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$5,864,391	$—	$—	$5,864,391	$5,814,312	$4,462,957	$—	$10,277,269
Pacific Funds Portfolio Optimization Moderate-Conservative	8,726,055	4,984,858	—	13,710,913	8,499,985	11,434,206	—	19,934,191
Pacific Funds Portfolio Optimization Moderate	19,841,711	28,960,888	—	48,802,599	22,066,371	49,692,598	—	71,758,969
Pacific Funds Portfolio Optimization Growth	13,468,839	24,973,889	—	38,442,728	14,327,475	46,721,006	—	61,048,481
Pacific Funds Portfolio Optimization Aggressive-Growth	3,290,514	9,452,563	—	12,743,077	3,276,479	17,519,316	—	20,795,795
Pacific Funds Diversified Alternatives	642,859	—	—	642,859	438,531	—	—	438,531
Pacific Funds Short Duration Income	7,264,060	—	—	7,264,060	4,802,390	—	—	4,802,390
Pacific Funds Core Income	20,400,769	—	—	20,400,769	18,444,792	—	—	18,444,792
Pacific Funds Strategic Income	16,016,399	—	—	16,016,399	9,412,691	—	—	9,412,691
Pacific Funds Floating Rate Income	51,890,071	—	—	51,890,071	32,499,720	—	—	32,499,720
Pacific Funds Limited Duration High Income	1,454,027	—	—	1,454,027	1,329,456	—	—	1,329,456
Pacific Funds High Income	1,400,258	—	—	1,400,258	3,393,419	—	—	3,393,419
Pacific Funds Large-Cap	99,599	91,459	—	191,058	78,611	—	—	78,611
Pacific Funds Large-Cap Value	787,226	285,516	—	1,072,742	337,445	—	—	337,445
Pacific Funds Small/Mid-Cap	158,695	46,194	—	204,889	197,512	—	—	197,512
Pacific Funds Small-Cap	130,030	129,971	—	260,001	30,967	—	—	30,967
Pacific Funds Small-Cap Value	2,228,046	692,924	—	2,920,970	322,372	—	—	322,372
Pacific Funds Small-Cap Growth	508,907	1,004,117	—	1,513,024	606,829	58,416	—	665,245

12. RECLASSIFICATIONS OF ACCOUNTS

During the fiscal year ended March 31, 2018, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2018. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, swap income, redesignation of dividends paid, partnerships, defaulted bonds, and short-term capital gains received under Federal tax rules, versus U.S. GAAP. The calculation net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$549,981	($549,981)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	1,552,782	(1,552,782)
Pacific Funds Portfolio Optimization Moderate	—	7,262,992	(7,262,992)
Pacific Funds Portfolio Optimization Growth	—	5,161,363	(5,161,363)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	2,022,531	(2,022,531)
Pacific Funds Diversified Alternatives	—	68,082	(68,082)
Pacific Funds Short Duration Income	—	3,351	(3,351)
Pacific Funds Core Income	—	(16,621)	16,621
Pacific Funds Strategic Income	(87)	91,702	(91,615)
Pacific Funds Limited Duration High Income	—	23,716	(23,716)
Pacific Funds High Income	(44)	47,968	(47,924)
Pacific Funds Large-Cap	—	(423)	423
Pacific Funds Large-Cap Value	—	(1,317)	1,317
Pacific Funds Small/Mid-Cap	(236,628)	236,628	—
Pacific Funds Small-Cap	—	9,321	(9,321)
Pacific Funds Small-Cap Value	—	32,323	(32,323)
Pacific Funds Small-Cap Growth	—	145,725	(145,725)

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2018 and 2017, were as follows:

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate		Pacific Funds Portfolio Optimization Growth
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
Class A
Shares sold	1,862,768	1,890,752	2,219,877	2,475,492	4,573,013	5,276,412	3,358,865	3,754,929
Dividends and distribution reinvested	251,720	418,969	567,952	831,373	1,840,517	2,843,340	1,421,816	2,389,226
Shares repurchased	(2,925,798)	(4,392,205)	(4,098,294)	(5,684,302)	(10,664,851)	(14,849,661)	(7,232,106)	(9,297,851)
Net increase (decrease)	(811,310)	(2,082,484)	(1,310,465)	(2,377,437)	(4,251,321)	(6,729,909)	(2,451,425)	(3,153,696)
Beginning shares outstanding	12,470,231	14,552,715	19,388,160	21,765,597	52,696,413	59,426,322	38,364,070	41,517,766
Ending shares outstanding	11,658,921	12,470,231	18,077,695	19,388,160	48,445,092	52,696,413	35,912,645	38,364,070
Class B
Shares sold	96,799	263,649	68,406	227,371	173,280	605,017	156,935	493,424
Dividends and distribution reinvested	36,347	75,508	84,578	139,557	285,597	473,576	205,810	383,632
Shares repurchased	(658,988)	(800,566)	(756,471)	(715,131)	(1,905,989)	(2,213,735)	(1,336,648)	(1,567,168)
Net increase (decrease)	(525,842)	(461,409)	(603,487)	(348,203)	(1,447,112)	(1,135,142)	(973,903)	(690,112)
Beginning shares outstanding	2,762,216	3,223,625	3,762,771	4,110,974	9,969,778	11,104,920	6,813,831	7,503,943
Ending shares outstanding	2,236,374	2,762,216	3,159,284	3,762,771	8,522,666	9,969,778	5,839,928	6,813,831
Class C
Shares sold	1,302,659	1,981,634	888,220	1,487,544	2,134,712	3,468,847	1,500,550	2,068,777
Dividends and distribution reinvested	195,310	381,110	378,552	627,774	1,098,406	1,845,550	734,622	1,382,132
Shares repurchased	(3,293,276)	(4,685,467)	(3,774,978)	(4,583,366)	(8,262,627)	(10,269,873)	(5,498,751)	(6,348,745)
Net increase (decrease)	(1,795,307)	(2,322,723)	(2,508,206)	(2,468,048)	(5,029,509)	(4,955,476)	(3,263,579)	(2,897,836)
Beginning shares outstanding	14,258,315	16,581,038	16,672,098	19,140,146	38,211,792	43,167,268	24,167,592	27,065,428
Ending shares outstanding	12,463,008	14,258,315	14,163,892	16,672,098	33,182,283	38,211,792	20,904,013	24,167,592
Class R
Shares sold	169,031	191,730	52,403	88,903	452,515	389,499	153,184	220,934
Dividends and distribution reinvested	10,522	30,462	12,463	19,629	64,753	88,738	40,288	64,456
Shares repurchased	(496,622)	(412,838)	(141,956)	(113,097)	(592,663)	(663,485)	(241,006)	(569,194)
Net increase (decrease)	(317,069)	(190,646)	(77,090)	(4,565)	(75,395)	(185,248)	(47,534)	(283,804)
Beginning shares outstanding	766,267	956,913	488,778	493,343	1,776,074	1,961,322	1,053,056	1,336,860
Ending shares outstanding	449,198	766,267	411,688	488,778	1,700,679	1,776,074	1,005,522	1,053,056
Advisor Class
Shares sold	645,171	282,213	223,680	290,140	960,627	687,375	442,524	475,009
Dividends and distribution reinvested	11,476	8,390	11,659	11,730	55,742	49,802	38,927	40,383
Shares repurchased	(425,881)	(266,576)	(223,525)	(318,021)	(713,947)	(950,013)	(338,539)	(486,960)
Net increase (decrease)	230,766	24,027	11,814	(16,151)	302,422	(212,836)	142,912	28,432
Beginning shares outstanding	491,402	467,375	399,949	416,100	1,313,279	1,526,115	906,950	878,518
Ending shares outstanding	722,168	491,402	411,763	399,949	1,615,701	1,313,279	1,049,862	906,950

D-19

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
Class A
Shares sold	1,046,502	1,216,635	259,543	69,431	5,645,132	4,194,724	2,853,778	5,010,760
Dividends and distribution reinvested	438,169	772,029	9,360	14,293	145,784	113,206	320,338	416,698
Shares repurchased	(1,719,876)	(2,226,168)	(48,684)	(136,645)	(3,072,099)	(4,596,951)	(5,788,158)	(8,965,679)
Net increase (decrease)	(235,205)	(237,504)	220,219	(52,921)	2,718,817	(289,021)	(2,614,042)	(3,538,221)
Beginning shares outstanding	11,385,291	11,622,795	272,821	325,742	6,482,995	6,772,016	15,242,433	18,780,654
Ending shares outstanding	11,150,086	11,385,291	493,040	272,821	9,201,812	6,482,995	12,628,391	15,242,433
Class B
Shares sold	65,522	219,638
Dividends and distribution reinvested	59,328	121,129
Shares repurchased	(427,490)	(484,527)
Net increase (decrease)	(302,640)	(143,760)
Beginning shares outstanding	1,937,410	2,081,170
Ending shares outstanding	1,634,770	1,937,410
Class C
Shares sold	789,991	869,084	212,173	115,889	1,455,593	1,655,175	1,034,435	1,851,314
Dividends and distribution reinvested	206,344	408,431	5,700	8,111	47,646	39,998	170,753	203,792
Shares repurchased	(1,550,277)	(1,803,310)	(55,446)	(41,538)	(1,347,545)	(1,825,910)	(2,995,730)	(4,045,482)
Net increase (decrease)	(553,942)	(525,795)	162,427	82,462	155,694	(130,737)	(1,790,542)	(1,990,376)
Beginning shares outstanding	6,453,179	6,978,974	151,666	69,204	4,183,798	4,314,535	11,464,993	13,455,369
Ending shares outstanding	5,899,237	6,453,179	314,093	151,666	4,339,492	4,183,798	9,674,451	11,464,993
Class I
Shares sold					260,960	207,447	139,908	163,720
Dividends and distribution reinvested					8,683	5,253	13,088	11,303
Shares repurchased					(176,849)	(47,460)	(172,027)	(83,946)
Net increase (decrease)					92,794	165,240	(19,031)	91,077
Beginning shares outstanding					330,665	165,425	433,776	342,699
Ending shares outstanding					423,459	330,665	414,745	433,776
Class P
Shares sold							99,141	12,396,863
Dividends and distribution reinvested							300,661	238,533
Shares repurchased							(5,627,239)	(2,567,647)
Net increase (decrease)							(5,227,437)	10,067,749
Beginning shares outstanding							11,589,299	1,521,550
Ending shares outstanding							6,361,862	11,589,299
Class R
Shares sold	91,655	90,924
Dividends and distribution reinvested	18,141	30,232
Shares repurchased	(128,684)	(136,353)
Net increase (decrease)	(18,888)	(15,197)
Beginning shares outstanding	465,834	481,031
Ending shares outstanding	446,946	465,834
Advisor Class
Shares sold	244,236	378,874	2,584,747	662,659	24,113,523	13,183,137	24,984,787	21,898,290
Dividends and distribution reinvested	21,172	23,071	49,465	22,399	442,376	267,237	738,996	580,811
Shares repurchased	(128,735)	(402,913)	(252,423)	(29,918)	(13,714,412)	(10,315,633)	(20,688,961)	(14,245,105)
Net increase (decrease)	136,673	(968)	2,381,789	655,140	10,841,487	3,134,741	5,034,822	8,233,996
Beginning shares outstanding	453,070	454,038	911,722	256,582	15,751,709	12,616,968	32,071,496	23,837,500
Ending shares outstanding	589,743	453,070	3,293,511	911,722	26,593,196	15,751,709	37,106,318	32,071,496

D-20

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
Class A
Shares sold	2,876,142	3,161,537	8,217,926	8,223,582	105,197	179,997	340,288	327,013
Dividends and distribution reinvested	190,685	187,637	758,911	698,572	22,355	24,390	27,282	36,115
Shares repurchased	(2,600,456)	(2,272,653)	(8,747,944)	(8,117,918)	(197,830)	(446,919)	(380,058)	(917,907)
Net increase (decrease)	466,371	1,076,521	228,893	804,236	(70,278)	(242,532)	(12,488)	(554,779)
Beginning shares outstanding	6,252,831	5,176,310	20,418,554	19,614,318	604,029	846,561	546,541	1,101,320
Ending shares outstanding	6,719,202	6,252,831	20,647,447	20,418,554	533,751	604,029	534,053	546,541
Class C
Shares sold	1,785,872	1,485,820	4,575,555	4,321,348	87,546	72,834	73,339	129,064
Dividends and distribution reinvested	127,294	119,373	566,096	497,422	12,102	10,103	20,241	22,367
Shares repurchased	(1,235,156)	(1,301,415)	(4,042,161)	(3,553,114)	(89,712)	(81,378)	(128,162)	(142,966)
Net increase (decrease)	678,010	303,778	1,099,490	1,265,656	9,936	1,559	(34,582)	8,465
Beginning shares outstanding	4,692,749	4,388,971	17,826,119	16,560,463	352,474	350,915	467,159	458,694
Ending shares outstanding	5,370,759	4,692,749	18,925,609	17,826,119	362,410	352,474	432,577	467,159
Class I
Shares sold	225,115	170,929	12,933,593	16,312,206	126,549	9,412	44,474	540,027
Dividends and distribution reinvested	12,568	5,192	607,872	472,000	112,103	102,269	12,101	23,423
Shares repurchased	(103,454)	(40,230)	(9,085,917)	(1,619,335)	(765)	(2,014)	(545,262)	(60,184)
Net increase (decrease)	134,229	135,891	4,455,548	15,164,871	237,887	109,667	(488,687)	503,266
Beginning shares outstanding	230,380	94,489	24,578,875	9,414,004	2,503,551	2,393,884	509,494	6,228
Ending shares outstanding	364,609	230,380	29,034,423	24,578,875	2,741,438	2,503,551	20,807	509,494
Class P
Shares sold			681,526	7,758,276			5,887,930	718,855
Dividends and distribution reinvested			321,026	28,212			63,442	251,058
Shares repurchased			(2,374,473)	(103,794)			(194,186)	(12,113,949)
Net increase (decrease)			(1,371,921)	7,682,694			5,757,186	(11,144,036)
Beginning shares outstanding			7,740,871	58,177			1,034,513	12,178,549
Ending shares outstanding			6,368,950	7,740,871			6,791,699	1,034,513
Advisor Class
Shares sold	27,902,838	14,328,334	44,928,526	33,337,402	183,638	121,710	146,665	156,239
Dividends and distribution reinvested	876,500	480,505	2,003,170	1,128,020	11,781	9,195	11,534	11,165
Shares repurchased	(11,306,609)	(5,898,144)	(20,747,337)	(13,844,107)	(128,716)	(130,786)	(137,360)	(120,174)
Net increase (decrease)	17,472,729	8,910,695	26,184,359	20,621,315	66,703	119	20,839	47,230
Beginning shares outstanding	20,364,605	11,453,910	44,265,652	23,644,337	223,126	223,007	223,708	176,478
Ending shares outstanding	37,837,334	20,364,605	70,450,011	44,265,652	289,829	223,126	244,547	223,708

D-21

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Large Cap		Pacific Funds Large-Cap Value		Pacific Funds Small/Mid-Cap		Pacific Funds Small Cap
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
Class A
Shares sold	240,285	401,920	148,815	246,956	1,217,736	2,173,102	95,701	179,504
Dividends and distribution reinvested	5,266	2,769	8,802	2,055	1,494	3,389	1,776	1,076
Shares repurchased	(258,602)	(46,452)	(105,439)	(62,593)	(1,162,227)	(863,934)	(62,757)	(64,638)
Net increase (decrease)	(13,051)	358,237	52,178	186,418	57,003	1,312,557	34,720	115,942
Beginning shares outstanding	415,221	56,984	239,157	52,739	1,539,642	227,085	149,370	33,428
Ending shares outstanding	402,170	415,221	291,335	239,157	1,596,645	1,539,642	184,090	149,370
Class C
Shares sold	86,657	216,157	138,902	242,134	694,691	593,776	28,721	52,812
Dividends and distribution reinvested	1,836	654	9,196	1,403	1,110	787	1,132	—
Shares repurchased	(52,654)	(17,021)	(49,534)	(8,023)	(132,991)	(22,803)	(21,930)	(11,747)
Net increase (decrease)	35,839	199,790	98,564	235,514	562,810	571,760	7,923	41,065
Beginning shares outstanding	254,205	54,415	285,978	50,464	624,978	53,218	54,518	13,453
Ending shares outstanding	290,044	254,205	384,542	285,978	1,187,788	624,978	62,441	54,518
Advisor Class
Shares sold	774,299	144,202	128,648	2,304,006	9,245,101	6,631,504	633,456	729,346
Dividends and distribution reinvested	6,060	1,293	66,983	25,475	11,179	8,897	11,601	218
Shares repurchased	(323,783)	(7,967)	(768,092)	(113,813)	(1,824,233)	(953,943)	(207,244)	(50,661)
Net increase (decrease)	456,576	137,528	(572,461)	2,215,668	7,432,047	5,686,458	437,813	678,903
Beginning shares outstanding	195,842	58,314	2,297,771	82,103	5,884,540	198,082	694,717	15,814
Ending shares outstanding	652,418	195,842	1,725,310	2,297,771	13,316,587	5,884,540	1,132,530	694,717
Investor Class
Shares sold	31,271	12,133	1,998	28,767	372,712	498,571	240,780	49,010
Dividends and distribution reinvested	618	562	332	492	679	862	4	33
Shares repurchased	(21,675)	(55,207)	(1,977)	(74,544)	(450,208)	(158,044)	(51,108)	(1,906)
Net increase (decrease)	10,214	(42,512)	353	(45,285)	(76,817)	341,389	189,676	47,137
Beginning shares outstanding	27,394	69,906	9,058	54,343	571,970	230,581	49,023	1,886
Ending shares outstanding	37,608	27,394	9,411	9,058	495,153	571,970	238,699	49,023
Class S
Shares sold	29,866	9,756	44,243	103,921	38,303	691,926	26,161	11,798
Dividends and distribution reinvested	1,039	1,775	5,426	2,022	782	2,494	495	1,020
Shares repurchased	(81,335)	(98,629)	(3,641)	(1,115)	(2,909)	(51,489)	(1,361)	(51,380)
Net increase (decrease)	(50,430)	(87,098)	46,028	104,828	36,176	642,931	25,295	(38,562)
Beginning shares outstanding	107,395	194,493	127,040	22,212	714,592	71,661	12,818	51,380
Ending shares outstanding	56,965	107,395	173,068	127,040	750,768	714,592	38,113	12,818

D-22

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small-Cap Value		Pacific Funds Small-Cap Growth
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
Class A
Shares sold	71,018	62,697	26,759	42,667
Dividends and distribution reinvested	8,365	319	1,727	667
Shares repurchased	(45,061)	(14,037)	(16,453)	(1,690)
Net increase (decrease)	34,322	48,979	12,033	41,644
Beginning shares outstanding	64,551	15,572	46,135	4,491
Ending shares outstanding	98,873	64,551	58,168	46,135
Class C
Shares sold	75,210	88,998	50,695	14,763
Dividends and distribution reinvested	11,162	212	2,034	198
Shares repurchased	(41,000)	(5,517)	(6,659)	(1,558)
Net increase (decrease)	45,372	83,693	46,070	13,403
Beginning shares outstanding	96,441	12,748	16,901	3,498
Ending shares outstanding	141,813	96,441	62,971	16,901
Class P
Shares sold			1,192,397	1,395,678
Dividends and distribution reinvested			40,435	22,013
Shares repurchased			(171,822)	(310,949)
Net increase (decrease)			1,061,010	1,106,742
Beginning shares outstanding			1,106,742	—
Ending shares outstanding			2,167,752	1,106,742
Advisor Class
Shares sold	221,165	2,578,419	170,917	1,161,626
Dividends and distribution reinvested	154,246	18,336	42,405	19,771
Shares repurchased	(775,141)	(844,845)	(304,493)	(15,767)
Net increase (decrease)	(399,730)	1,751,910	(91,171)	1,165,630
Beginning shares outstanding	1,779,477	27,567	1,189,927	24,297
Ending shares outstanding	1,379,747	1,779,477	1,098,756	1,189,927
Investor Class
Shares sold	10,384	13,015	15,685	1,274
Dividends and distribution reinvested	610	108	4,250	2,101
Shares repurchased	(14,758)	(1,504)	(1,916)	(1,079)
Net increase (decrease)	(3,764)	11,619	18,019	2,296
Beginning shares outstanding	17,897	6,278	103,807	101,511
Ending shares outstanding	14,133	17,897	121,826	103,807
Class S
Shares sold	39,304	786,410	61,575	806,759
Dividends and distribution reinvested	76,957	8,126	35,999	15,799
Shares repurchased	(90,779)	(76,854)	(87,375)	(1,079)
Net increase (decrease)	25,482	717,682	10,199	821,479
Beginning shares outstanding	835,682	118,000	864,160	42,681
Ending shares outstanding	861,164	835,682	874,359	864,160

D-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, Pacific FundsSM High Income, Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth (the “Funds”) (eighteen of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Financial Highlights
Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, and Pacific FundsSM High Income	For the years ended March 31, 2018, 2017, 2016, 2015, and 2014
Pacific FundsSM Diversified Alternatives	For the years ended March 31, 2018, 2017, 2016, 2015, and the period from December 31, 2013 (commencement of operations) through March 31, 2014
Pacific FundsSM Limited Duration High Income	For the years ended March 31, 2018, 2017, 2016, 2015, and the period from July 31, 2013 (commencement of operations) through March 31, 2014
Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth	For the years ended March 31, 2018, 2017, and the period from December 1, 2015 through March 31, 2016

The financial statements of Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth for the period from December 31, 2014 (commencement of operations) through November 30, 2015 were audited by other auditors whose report, dated January 28, 2016, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, PA

May 24, 2018

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2018 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	9.37%
Pacific Funds Portfolio Optimization Moderate-Conservative	16.68%
Pacific Funds Portfolio Optimization Moderate	33.52%
Pacific Funds Portfolio Optimization Growth	44.44%
Pacific Funds Portfolio Optimization Aggressive-Growth	70.02%
Pacific Funds Strategic Income	1.31%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	74.06%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	84.36%
Pacific Funds Small-Cap Value	18.34%
Pacific Funds Small-Cap Growth	43.91%

For the year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	15.42%
Pacific Funds Portfolio Optimization Moderate-Conservative	30.39%
Pacific Funds Portfolio Optimization Moderate	56.16%
Pacific Funds Portfolio Optimization Growth	85.50%
Pacific Funds Portfolio Optimization Aggressive-Growth	100.00%
Pacific Funds Diversified Alternatives	8.58%
Pacific Funds Strategic Income	1.94%
Pacific Funds High Income	1.41%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	76.16%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	84.80%
Pacific Funds Small-Cap Value	20.84%
Pacific Funds Small-Cap Growth	50.78%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2019. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2018. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$15,081,462
Pacific Funds Portfolio Optimization Moderate-Conservative	36,569,673
Pacific Funds Portfolio Optimization Moderate	129,962,314
Pacific Funds Portfolio Optimization Growth	102,122,507
Pacific Funds Portfolio Optimization Aggressive-Growth	30,465,050
Pacific Funds Diversified Alternatives	211,070
Pacific Funds Large-Cap	386,322
Pacific Funds Large-Cap Value	1,163,612
Pacific Funds Small/Mid-Cap	719,654
Pacific Funds Small-Cap	218,145
Pacific Funds Small-Cap Value	2,104,673
Pacific Funds Small-Cap Growth	2,023,215

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2017 to March 31, 2018.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/18” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/17-03/31/18” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2017 to March 31, 2018.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/17-03/31/18.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,004.80	0.60%	$3.00
Class B	1,000.00	1,000.60	1.35%	6.73
Class C	1,000.00	1,001.60	1.35%	6.74
Class R	1,000.00	1,003.20	0.85%	4.25
Advisor Class	1,000.00	1,005.80	0.35%	1.75

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,011.40	0.60%	$3.01
Class B	1,000.00	1,008.00	1.35%	6.76
Class C	1,000.00	1,007.30	1.35%	6.76
Class R	1,000.00	1,010.30	0.85%	4.26
Advisor Class	1,000.00	1,012.50	0.35%	1.76

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return
Class A	$1,000.00	$1,020.10	0.60%	$3.02
Class B	1,000.00	1,016.70	1.35%	6.79
Class C	1,000.00	1,016.00	1.35%	6.79
Class R	1,000.00	1,019.20	0.85%	4.28
Advisor Class	1,000.00	1,021.30	0.35%	1.76

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,025.90	0.60%	$3.03
Class B	1,000.00	1,022.40	1.35%	6.81
Class C	1,000.00	1,021.80	1.35%	6.80
Class R	1,000.00	1,024.80	0.85%	4.29
Advisor Class	1,000.00	1,027.70	0.35%	1.77

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,035.80	0.60%	$3.05
Class B	1,000.00	1,032.10	1.35%	6.84
Class C	1,000.00	1,032.30	1.35%	6.84
Class R	1,000.00	1,034.90	0.85%	4.31
Advisor Class	1,000.00	1,037.00	0.35%	1.78

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Diversified Alternatives (2)
Actual Fund Return
Class A	$1,000.00	$1,019.80	0.85%	$4.28
Class C	1,000.00	1,015.60	1.60%	8.04
Advisor Class	1,000.00	1,021.30	0.60%	3.02

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Advisor Class	1,000.00	1,021.94	0.60%	3.02
Pacific Funds Short Duration Income
Actual Fund Return
Class A	$1,000.00	$998.20	0.75%	$3.74
Class C	1,000.00	994.50	1.50%	7.46
Class I	1,000.00	999.40	0.50%	2.49
Advisor Class	1,000.00	999.40	0.50%	2.49

Hypothetical
Class A	$1,000.00	$1,021.19	0.75%	$3.78
Class C	1,000.00	1,017.45	1.50%	7.54
Class I	1,000.00	1,022.44	0.50%	2.52
Advisor Class	1,000.00	1,022.44	0.50%	2.52
Pacific Funds Core Income
Actual Fund Return
Class A	$1,000.00	$991.20	0.85%	$4.22
Class C	1,000.00	988.50	1.60%	7.93
Class I	1,000.00	993.70	0.55%	2.73
Class P	1,000.00	993.70	0.55%	2.73
Advisor Class	1,000.00	993.70	0.55%	2.73

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Class I	1,000.00	1,022.19	0.55%	2.77
Class P	1,000.00	1,022.19	0.55%	2.77
Advisor Class	1,000.00	1,022.19	0.55%	2.77

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
Pacific Funds Strategic Income
Actual Fund Return
Class A	$1,000.00	$1,006.60	0.95%	$4.75
Class C	1,000.00	1,003.10	1.65%	8.24
Class I	1,000.00	1,008.20	0.65%	3.25
Advisor Class	1,000.00	1,007.80	0.70%	3.50

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.69	0.65%	3.28
Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Floating Rate Income
Actual Fund Return
Class A	$1,000.00	$1,022.70	1.01%	$5.09
Class C	1,000.00	1,019.20	1.71%	8.61
Class I	1,000.00	1,025.20	0.71%	3.58
Class P	1,000.00	1,025.20	0.71%	3.58
Advisor Class	1,000.00	1,024.80	0.76%	3.84

Hypothetical
Class A	$1,000.00	$1,019.90	1.01%	$5.09
Class C	1,000.00	1,016.40	1.71%	8.60
Class I	1,000.00	1,021.39	0.71%	3.58
Class P	1,000.00	1,021.39	0.71%	3.58
Advisor Class	1,000.00	1,021.14	0.76%	3.83
Pacific Funds Limited Duration High Income
Actual Fund Return
Class A	$1,000.00	$1,005.80	0.95%	4.75
Class C	1,000.00	1,002.30	1.65%	8.24
Class I	1,000.00	1,007.00	0.70%	3.50
Advisor Class	1,000.00	1,007.00	0.70%	3.50

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.44	0.70%	3.53
Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds High Income
Actual Fund Return
Class A	$1,000.00	$1,002.60	0.95%	$4.74
Class C	1,000.00	999.10	1.65%	8.22
Class I	1,000.00	1,003.70	0.70%	3.50
Class P	1,000.00	1,004.70	0.70%	3.50
Advisor Class	1,000.00	1,003.80	0.70%	3.50

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.44	0.70%	3.53
Class P	1,000.00	1,021.44	0.70%	3.53
Advisor Class	1,000.00	1,021.44	0.70%	3.53

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
Pacific Funds Large-Cap
Actual Fund Return
Class A	$1,000.00	$1,039.80	1.00%	$5.09
Class C	1,000.00	1,036.20	1.75%	8.88
Advisor Class	1,000.00	1,041.10	0.75%	3.82
Investor Class	1,000.00	1,040.00	1.00%	5.09
Class S	1,000.00	1,041.60	0.65%	3.31

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class C	1,000.00	1,016.21	1.75%	8.80
Advisor Class	1,000.00	1,021.19	0.75%	3.78
Investor Class	1,000.00	1,019.95	1.00%	5.04
Class S	1,000.00	1,021.69	0.65%	3.28
Pacific Funds Large-Cap Value
Actual Fund Return
Class A	$1,000.00	$1,042.80	1.10%	$5.60
Class C	1,000.00	1,039.80	1.85%	9.41
Advisor Class	1,000.00	1,044.80	0.85%	4.33
Investor Class	1,000.00	1,043.40	1.10%	5.60
Class S	1,000.00	1,045.00	0.75%	3.82

Hypothetical
Class A	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,015.71	1.85%	9.30
Advisor Class	1,000.00	1,020.69	0.85%	4.28
Investor Class	1,000.00	1,019.45	1.10%	5.54
Class S	1,000.00	1,021.19	0.75%	3.78
Pacific Funds Small/Mid-Cap
Actual Fund Return
Class A	$1,000.00	$1,046.10	1.30%	$6.63
Class C	1,000.00	1,042.80	2.05%	10.44
Advisor Class	1,000.00	1,047.60	1.05%	5.36
Investor Class	1,000.00	1,046.30	1.35%	6.89
Class S	1,000.00	1,048.40	1.00%	5.11

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap
Actual Fund Return
Class A	$1,000.00	$1,041.80	1.30%	$6.62
Class C	1,000.00	1,037.90	2.05%	10.42
Advisor Class	1,000.00	1,043.40	1.05%	5.35
Investor Class	1,000.00	1,041.50	1.35%	6.87
Class S	1,000.00	1,043.90	1.00%	5.10

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S	1,000.00	1,019.95	1.00%	5.04

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
Pacific Funds Small-Cap Value
Actual Fund Return
Class A	$1,000.00	$996.90	1.30%	$6.47
Class C	1,000.00	994.30	2.05%	10.19
Advisor Class	1,000.00	998.40	1.05%	5.23
Investor Class	1,000.00	997.70	1.35%	6.72
Class S	1,000.00	998.20	1.00%	4.98

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap Growth
Actual Fund Return
Class A	$1,000.00	$1,072.80	1.30%	$6.72
Class C	1,000.00	1,069.40	2.05%	10.58
Class P	1,000.00	1,075.00	1.05%	5.43
Advisor Class	1,000.00	1,074.10	1.05%	5.43
Investor Class	1,000.00	1,072.90	1.25%	6.46
Class S	1,000.00	1,075.70	0.90%	4.66

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Class P	1,000.00	1,019.70	1.05%	5.29
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.70	1.25%	6.29
Class S	1,000.00	1,020.44	0.90%	4.53

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of their respective PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest (see Note 1 in Notes to Financial Statements).

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community. Formerly: Executive Vice President and Chief Financial Officer of Zurich Life; Executive Vice President and Chief Financial Officer of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Governors of Cranbrook Schools; Member of Board of Regents of Eastern Michigan University.	97

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	97

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present ) of Pacific Select Funds; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	97

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP.	97

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	97

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/2018	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/2014 (Vice President 6/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	97

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/23/16 to 3/31/18)	Assistant Vice President (1/17 to present) and Director of Variable Product Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	97

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	97

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	97

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Secretary (1/11 to present) and Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC, Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	97

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	97

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) of Pacific Select Fund. Formerly: Vice President and Attorney of Pacific Investment Management Company LLC (“PIMCO”).	97

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2018, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds (40 funds).

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 13, 2017.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management

[1]	At the December 13th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Mid-Cap Value Fund and PF International Value Fund, as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process, and that the independent consultant commented favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of appropriate peer funds, which were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2017, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Pacific Funds Large-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Equity Long/Short Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, underperformed for the three-year period and slightly underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods.

Pacific Funds Large-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small/Mid-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Mid-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period.

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that more recent performance relative to peers has improved.

PF International Small-Cap Fund

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since May 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Diversified Alternatives

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

PF Currency Strategies Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund,

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Global Absolute Return Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that the Fund has been on the “watch list” for a period of time, and that PLFA will be considering what further action, if any, is appropriate.

Pacific Funds Core Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and slightly outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and slightly underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board further considered that PLFA had advised it would consider what further action, if any, would be appropriate.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period, slightly underperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that recent underperformance is attributable to the Sub-Adviser managing the Fund more conservatively versus peers, which results in lower credit exposure. The Board further considered that PLFA advised that performance has been in line with expectations given the Fund’s investment style.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and performed in line for the three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, slightly underperformed for the five-year period and underperformed for the ten-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, slightly outperformed for the three-year period and underperformed for the five- and ten-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, slightly outperformed for the five-year period and underperformed for the ten-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the fifth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA is encouraged by recent improved performance relative to peers.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

PF Mid-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fifth quintile of its Selected Expense Peer Group, the fee is only marginally higher (by 0.066%) than the median advisory fee rate of the funds in this group and that PLFA had advised that it believes it is reasonable to pay a premium for a sub-adviser with local resources and analysts in emerging market countries around the globe.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fifth quintile of its Selected Expense Peer Group, the fee is only marginally higher (by 0.008%) than the median advisory fee rate of the funds in this group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that reduces its advisory fee by 0.025% on net assets above $1 billion, and that the advisory fee will be further reduced pursuant to this fee waiver agreement once the Fund attains varying higher asset levels.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Selected Expense Peer Group includes several intermediate-term bond funds, which are generally priced lower than multi-sector bond funds, such as the Fund. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2018 for:

• Pacific Funds

Form Nos.	3012-18A

PF Underlying Funds

Annual Report

As of March 31, 2018

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2018

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Sub-Adviser/Manager	Fund	Page Number
Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-3
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Managed Bond Fund	A-4
T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-5
Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-6
Invesco Advisers, Inc. (Invesco)	PF Comstock Fund	A-7
Lord, Abbett & Co. LLC (Lord Abbett)	PF Developing Growth Fund	A-9
MFS Investment Management (MFS)	PF Growth Fund	A-10
BlackRock Investment Management, LLC (BlackRock)	PF Large-Cap Growth Fund	A-11
ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-12
OppenheimerFunds, Inc. (Oppenheimer)	PF Main Street® Core Fund	A-13
Scout Investments, Inc. (Scout)	PF Mid-Cap Equity Fund	A-14
Boston Partners Global Investors, Inc. (Boston Partners)	PF Mid-Cap Value Fund	A-15
AllianceBernstein L.P. (AllianceBernstein)	PF Small-Cap Value Fund	A-16
OppenheimerFunds, Inc. (Oppenheimer)	PF Emerging Markets Fund	A-17
MFS Investment Management (MFS)	PF International Large-Cap Fund	A-18
QS Investors, LLC (QS Investors)	PF International Small-Cap Fund	A-19
Wellington Management Company LLP (Wellington)	PF International Value Fund	A-20
Morgan Stanley Investment Management Inc. (Morgan Stanley)	PF Real Estate Fund	A-22
Macro Currency Group (MCG)/ UBS Asset Management (Americas) Inc. (UBS)	PF Currency Strategies Fund	A-23
AQR Capital Management, LLC (AQR)	PF Equity Long/Short Fund	A-24
Eaton Vance Investment Managers (Eaton Vance)	PF Global Absolute Return Fund	A-25
Pacific Life Fund Advisors LLC (PLFA) and Pacific Asset Management	PF Multi-Asset Fund	A-26

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (Trust) and contains information on certain funds (the “Funds” or “Underlying Funds”) of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed may be worth more or less than original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees or expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (“PLFA” or the “Adviser”) supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA also directly manages the PF Multi-Asset Fund. In addition, PLFA does business under the name “Pacific Asset Management” and manages the collateral portion of the PF Multi-Asset Fund under this name. To manage the other Funds in this report, PLFA has retained other portfolio management firms or “sub-advisers” (Managers).

PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the Trust’s fiscal year ended March 31, 2018. All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and the Managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Adviser or the applicable Manager. Any sectors referenced are provided by the applicable Manager, and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and the Managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or applicable Manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward- looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2018)

Executive Summary

Although volatility spiked in the first quarter of 2018, positive market conditions and economic optimism supported risk assets throughout the 12-month reporting period. Globally, economic growth continued apace and concerns eased over potential geopolitical events, providing a tailwind for global equities.

Over the reporting period, the S&P 500 Index returned 13.99%. Although the Federal Reserve (Fed) maintained its gradual monetary tightening trajectory, many central banks around the globe continued providing support through quantitative easing programs. Economic activity strengthened across much of Europe and Japan, although uncertainty on trade and tariffs curtailed some of the optimism. Additionally, the tide of the populist movement that drew concerns over the prior period ebbed throughout Europe, which further eased investor anxieties over the reporting period.

Crude oil prices, which plummeted in the prior period, stabilized as Organization of the Petroleum Exporting Countries (OPEC) and Russia agreed to cut production and heightened tensions in the Middle East raised concerns of disruptions to the global oil supply. After crude oil (West Texas Intermediate) price hit the low-$40s, it finished the reporting period above $60 per barrel.

In the U.S., investors welcomed the stimulative tax reform that lowered the corporate tax rate from 35% to 21%. Additionally, the Trump administration has been a proponent of deregulation, which would be beneficial for certain sectors such as financials and energy. However, Trump’s rhetoric on trade and potential tariffs caused the market to swing wildly towards the end of the reporting period.

Fixed Income

The U.S. 10-year Treasury yield climbed to 2.9% toward the end of the reporting period as inflation remained tame throughout the reporting period. While the 10-year yield had trended lower during the summer, it crept higher once the Fed announced that it would begin to unwind the $4.5 trillion balance sheet it had amassed since the Financial Crisis. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the reporting period.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, outperformed higher-rated investment-grade bonds. Credit spreads, which move in the opposite direction to prices, trended lower throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodity prices also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 13.99% over the reporting period. Reversing the trend from the prior reporting period, growth stocks finished this reporting period higher than

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

their value counterparts. Compared to value, growth styles tend to have a sizeable overweight to the information technology sector. The information technology sector of the S&P 500 Index was the strongest performing one over the reporting period.

International Equity

International equities ended the year with solid gains as the MSCI Europe, Australasia and Far East (EAFE) Index returned 14.80% over the reporting period. Japan and the United Kingdom (U.K.) represent a large portion of the MSCI EAFE Index (Net), which contributed to performance. In general, Japan and European markets delivered solid returns as their respective central banks remained very accommodative.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 24.93% over the reporting period. Over the reporting period, emerging market equities were the best performers amongst the broad equity regions. Asian markets, which represent a large portion of the index, provided much of the boost as the Chinese economy continued to show resilience and the One Belt One Road initiative gained traction. This initiative is China’s grand plan to build a global infrastructure network.

Concluding Remarks

While volatility has returned to the markets, the underlying economic trend in the U.S. and abroad has remained firmly positive. We read the return of volatility as indicating that the euphoria, which typically precedes a major business cycle downturn, has yet to materialize and remains a dormant risk. We anticipate that earnings will drive equity markets higher as firms benefit from the near-term effects of the tax overhaul, while strength in manufacturing and consumer spending extend the current expansion. The most concerning risks, in our view, remain the potential for an inflationary surprise that forces the Fed to hike interest rates more aggressively and the current war of words between the U.S. and China turning into an outright trade war.

Abroad, central banks remain more accommodative, which makes overseas equities relatively more attractive to us, especially when combined with our expectation for continued U.S. dollar weakness. We believe that emerging market equities should also continue to be a bright spot if global trade tensions do not erupt into all-out trade conflict. Starting from cheaper valuations relative to developed equities globally, emerging market equities have also shown less sensitivity to recent volatility that is indicative of the nascent deeper ties between emerging economies that have traditionally relied more on exports to developed countries.

For fixed income, we expect continued pressure from rising rates and less diversification benefits. Previously when volatility surged, the market took it as evidence that the Fed would continue with its monetary easing policy, which then led to lower yields and higher values for fixed-income. Given current economic and labor market strength and the potential for inflation, we do not see volatility carrying the same implication for Fed policy. We see fixed income providing less diversification to equities, especially during a period where the Fed is expected to raise interest rates. By contrast, in an overall portfolio, we see well-constructed allocations to alternatives as helpful diversifiers that need not face the same headwinds of Fed policy. Also, we see the return to more historically normal volatility levels as additional support for alternatives in diversifying against equity drawdowns.

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Inflation Managed Fund’s Class P returned 0.87%, compared to a 0.92% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years		10 Years
Fund’s Class P	0.87%	(0.62%	)	2.79%
Bloomberg Barclays U.S. TIPS Index	0.92%	0.05%		2.93%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at PIMCO implement the investment strategies of the Fund by investing in debt securities and derivative instruments primarily including government guaranteed bonds that have returns indexed to inflation, such as U.S. Treasury Inflation-Protected Securities (TIPS). Real duration strategies in the U.S. and U.K. detracted, though this was partially offset by an overweight to widening breakeven inflation exposure (the difference between nominal and real yields) via derivatives. U.S. nominal duration positioning, particularly yield curve positioning, contributed to performance amid rising interest rates. A tactical short to nominal duration in the U.K. contributed to performance as rates rose in the U.K. as well.

Spread strategies contributed to performance as select holdings of non-Agency mortgage backed securities (MBS) gained amid a strong housing sector. Currency strategies, however, were broadly negative and thus detracted from Fund performance, particularly a short to the euro as the currency appreciated. Additionally, currency positioning within Argentina detracted as the currency depreciated.

During the reporting period the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, and emerging market sectors through the use of credit default swaps and credit default swaps on credit indices. The Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio managers to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote options on futures, currencies, To Be Announced (TBA) securities (Agency MBS-related instruments), and swaps and also purchased options and swaptions on futures, currencies, and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities to hedge the currency exposure associated with some or all of the Fund’s securities, and to express certain views on currency markets. The Fund also held inflation caps and floors to hedge duration.

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Managed Bond Fund’s Class P returned 3.29%, compared to a 1.20% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	3.29%	2.59%	4.78%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%

(1)

Western Asset Management Company became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO implement the investment strategies for the PIMCO managed portion of the Fund by investing in debt securities and derivative instruments. U.S. interest rate exposure, particularly underweights to the front-and long-end of the yield curve, contributed as nominal interest rates rose. Exposure to local rates in the U.K., Brazil and Peru were additive; however, short exposure to French duration detracted as rates fell.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Currency exposure within the U.K., Europe, and dollar bloc countries was positive; however, contributions were partially offset by shorts to the Japanese yen and emerging markets Asian currencies such as the South Korean won, Singapore dollar and Taiwanese dollar, as those currencies appreciated. Within spread strategies, security selection, as well as an allocation to non-Agency MBS and overweight to Agency MBS contributed positively to returns. An underweight to investment-grade corporate credit detracted from performance as spreads broadly tightened, while an allocation to high yield financials and utilities added. Security selection within taxable municipals and a modest overweight position for most of the reporting period also contributed as spreads tightened.

During the reporting period, our portion of the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging market, mortgage, and other asset classes through the use of credit default swaps and credit default swaps on credit indices. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio managers to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. Our portion of the Fund sold/wrote options and swaptions on futures, currencies, TBAs, and swaps and also purchased options and swaptions on futures, swaps, and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, and to express certain views on currency markets. Lastly, our portion of the Fund also held inflation floors to hedge duration.

Western Asset

For Western Asset’s portion of the Fund a global investment platform is utilized to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

Most sectors delivered positive contributions to relative return during the reporting period. Non-agency mortgage exposure was the single largest contributor over the reporting period as the housing market continued to recover, which contributed to improved pricing in the sector. Overweight exposures to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed as their spreads tightened. High Yield and investment grade credit overweights were also positive contributors over the reporting period as their spreads tightened. Non-U.S. dollar developed market bond and currency exposure was another strong contributor. A short position to German rates contributed as yields rose and a long Italy vs short Germany position contributed as the spread between the two countries narrowed. A long position to the Euro was a significant contributor as the currency strengthened 15.5% versus the U.S. dollar over the reporting period. Emerging market (EM) exposure was a slight positive net contributor to performance as bond positions contributed but long currency positions detracted as they generally weakened versus the U.S. dollar. Macro top down strategies were a net contributor to performance. A long duration position was a detractor as rates rose over the reporting period, 10-year U.S. Treasury yields from 2.40% to 2.74%. However, yield curve positioning, with an emphasis on the 20-30-year part of the yield curve, more than made up and was a meaningful contributor to returns as the yield curve flattened. Derivatives, primarily interest rate futures and options, were used to manage this portion of the Fund’s duration and yield curve positioning, as well as currency positions, and detracted from returns.

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Short Duration Bond Fund’s Class P returned 0.65%, compared to a 0.24% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	0.65%	0.77%	1.48%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.24%	0.76%	1.56%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at T. Rowe Price maintain the Fund’s strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half year), as well as using futures, forwards, and swaps. Furthermore, the Fund will invest in out-of-benchmark securitized sectors to seek incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the primary contributor to the Fund’s positive relative performance. Our strategic overweight allocation to bonds with 1-3 year maturities, corporate bonds, both investment-grade and crossover bonds (i.e., bonds that are split rated on the lower end of the investment-grade credit ratings spectrum or the higher end of the non-investment-grade ratings spectrum), contributed to the Fund’s relative performance for the reporting period. Solid demand from investors looking for additional yield provided support for short-maturity corporate bonds. As a result, the Fund’s significant overweight to the U.S. investment-grade corporate sector provided a meaningful contribution to relative results. Similarly, the Fund’s out-of-benchmark exposure to securitized sectors: ABS, MBS, and CMBS, also contributed to relative performance. ABS, MBS, and CMBS provide an incremental yield advantage over U.S. Treasuries. The securitized space continues to be supported by positive fundamentals on the heels of a strengthening U.S. economy and positive consumer sentiment. Our corresponding underweight allocation to U.S. Treasury securities helped relative results, as risk assets rallied throughout most of the reporting period.

Yield curve positioning further supported the Fund’s relative performance as our overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities outperformed as the curve noticeably flattened over the reporting period amid U.S. rate increases and contained inflation expectations.

Security selection within investment-grade corporates was a modest drag on performance. Select bonds within the health care and financial industries underperformed amid competitive pressures within the pharmaceutical industry.

As of the end of the reporting period, the Fund held interest rate futures and currency forwards generating gross exposure of 28.9%. The Fund also held index credit default swaptions at various points during the reporting period. The estimated impact of employing currency forwards detracted -0.01% and futures detracted -0.29% from returns during the reporting period, and there was a negligible return impact from the use of options.

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Emerging Markets Debt Fund’s Class P returned 8.76%, compared to a 4.30% return for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 7.55% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Years	Since Inception (06/29/12)
Fund’s Class P	8.76%	3.31%	4.30%
J.P. Morgan EMBI Global Diversified Index	4.30%	4.69%	5.32%
Emerging Markets Debt Composite Benchmark	7.55%	2.19%	3.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

(quasi-sovereigns), and government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period, the Fund’s exposures to the various investment themes were largely consistent, with shifts of 1-2%. The Fund’s allocation to emerging markets sovereign external debt decreased marginally, starting the reporting period at 56% and ending at around 55% of the Fund’s net asset value (NAV). During the reporting period, the Fund’s exposure to corporate debt decreased, starting the reporting period at 7.7% and ending at around 6.4% of NAV. Finally, the Fund’s exposure to local currency debt also decreased, starting the reporting period at 56.6% and ending at around 56% of NAV.

The Fund’s security selection in local currency sovereign debt and sovereign external debt, and the off-benchmark allocation to corporate debt all contributed positively to the Fund’s absolute and relative returns over the reporting period. In the external (government issued) debt space, the top country contributors to performance were Ecuador and Kazakhstan, while the top detractors from performance were Venezuela and Oman. Security selection within local currency assets was the largest contributor to the Fund’s performance, owing notably to long positions in the Brazilian Real and Czech Krona, and successful positioning ahead of important votes in South Africa (the Rand) and Chile (the Peso). Overall, the largest country contributors to Fund performance were South Africa, Ecuador, Brazil, Czech Republic and Chile. The largest country detractor over the reporting period was an overweight position in Venezuela. Positions in Malaysia, Argentina and Colombia also detracted from relative performance.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, through interest rates swaps and total return swaps – for efficient portfolio management purposes.

The following are current events from different countries in which the Fund invested that impacted their respective markets during the reporting period. Ecuador’s political transition continued unabated as President Luis Alberto Moreno pursued changes to the country’s political institutions and focused on his anti-corruption agenda. Russian and Brazilian corporate bonds were strong contributors to excess returns as these economies stabilized and corporations focused on de-leveraging their balance sheets. The Czech Krona was one of the strongest performers in the emerging markets foreign currency space during the reporting period, taking its cue from a resurgent Euro and benefitting from the removal of the currency floor that had been the central bank’s preferred stimulus policy until then. The Czech National Bank (CNB) ended up being the only European Central Bank (ECB) to hike rates twice during the reporting period. South Africa delivered strong returns on the back of Cyril Ramaphosa’s election as African National Congress (ANC) president and his subsequent replacement of Jacob Zuma as President of South Africa. Conversely, prices for Venezuelan debt dropped sharply towards the end of the reporting period in response to President Nicolas Maduro’s announcement of efforts to restructure/renegotiate outstanding debt early in November of 2017. This led to some underperformance in the Fund despite strong mitigants from security selection and trading strategies. Mexico lagged over the reporting period on the back of a combination of weaker growth reported and continued concerns about the outcome of the North American Free Trade Agreement (NAFTA) renegotiations. Malaysia performed better than expected, and the Fund’s underweight position led to some modest underperformance.

PF Comstock Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Comstock Fund’s Class P returned 12.13%, compared to a 6.95% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	12.13%	10.83%	8.06%
Russell 1000 Value Index	6.95%	10.78%	7.78%

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We primarily focus on a security’s potential for long-term growth of capital, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. We employ a strategy that aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

For the reporting period, most broad U.S. equity market indices delivered double-digit gains, with the exception of value stocks, delivering single digit gains. As a group, value underperformed growth stocks across market capitalizations. Sector performance within the benchmark was mixed with information technology, financials and materials sectors posting double-digit returns and telecommunication services, real estate, consumer staples and energy posting negative returns.

Stock selection in and an overweight exposure to information technology sector were the largest contributors to Fund performance relative to the benchmark. Notably, within banks, Citigroup and Bank of America performed well for the reporting period, outperforming the sector and the benchmark. Within diversified financials, Ally Financial and Morgan Stanley were top performers. These companies benefited from investor optimism about higher interest rates, improving economy and newly passed tax reform. Financials also benefited when the Fed’s Comprehensive Capital Analysis and Review in June 2017 was better than expected, providing a favorable view of the financial strength of U.S. banks.

Strong stock selection in and an overweight exposure to the information technology sector also boosted the Fund’s relative performance for the reporting period. Within hardware and equipment, NetApp and Cisco Systems were large contributors to relative Fund performance. Software and services companies PayPal and Microsoft were also large contributors to the Fund’s relative performance. NetApp’s stock rallied in November 2017 after reporting earnings that far exceeded expectations due to strong customer demand in cloud tools and flash storage devices.

Stock selection and an underweight to consumer staples also boosted relative performance, mainly from what the Fund did not own. Not owning large benchmark holdings, Proctor & Gamble and Philip Morris International, helped relative performance, as those stocks underperformed the sector and benchmark for the reporting period.

Stock selection in energy stocks was also a large driver of Fund performance, with Royal Dutch Shell being a top contributor to relative returns. Another large driver of relative Fund performance was having no exposure to Exxon Mobile or Schlumberger.

Being materially underweight in the telecommunication services sector and having no exposure to the real estate sector also helped relative Fund performance. The team has kept the Fund underweight in these sectors based on the opinion that valuations are unattractive.

Stock selection within the industrials sector also contributed to Fund performance relative to the benchmark. Notably, Caterpillar was a large contributor with returns of over 60% for the reporting period. Caterpillar reported consecutive quarters of improving revenue and profits and analysts upgraded the stock on projected strong demand for construction equipment. Being underweight to General Electric also aided relative Fund performance, as the stock posted double-digit negative returns for the reporting period.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance relative to the benchmark for the reporting period.

Stock selection within the consumer discretionary sector also detracted from Fund performance relative to the benchmark. Strong gains in Carnival Cruise were offset by poor performance from Advance Auto Parts when the company’s stock price fell after missing earnings expectations and management projecting a drop in same-store-sales due to industry headwinds.

The Fund’s cash position, while less than 3.5% on average during the reporting period, was a detractor from relative Fund performance given the strong equity market.

At the close of the reporting period, the Fund’s financials sector weighting was overweight to the benchmark, as we have a favorable view of large banks within financials. We are also overweight the energy sector versus the benchmark and maintain a constructive view on the long–term prospects for our energy holdings, as we believe supply and demand for oil is expected to balance over time. Therefore, the Fund is expected to be more sensitive to broad moves within these sectors for the foreseeable future.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Developing Growth Fund (sub-advised by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Developing Growth Fund’s Class P returned 29.04%, compared to a 18.63% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	29.04%	8.49%	8.16%
Russell 2000 Growth Index	18.63%	12.90%	10.95%

(1)

Effective October 31, 2016, the Fund changed its name from PF Small-Cap Growth Fund. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential, including companies that can transform markets through innovative products and services.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of GrubHub, Inc., an operator of an online and mobile food service platform, contributed to relative performance. Shares of GrubHub rose as investors were optimistic about its acquisition and integration of Orderup, Foodler and Eat24. Additionally, it announced a strategic partnership with Yum! Brands. The partnership would expand GrubHub’s delivery services to a large portion of iconic restaurant chains such as Taco Bell, KFC, and Pizza Hut. Another contributor within this sector during the reporting period was the Fund’s position in 2U, Inc., a provider of cloud based software-as-a-service platforms for colleges and universities. Shares of 2U rose as investors were optimistic about the announcement of its strategic partnership with co-working company WeWork, which would provide 2U a new marketing outlet and access to WeWork’s worldwide network of facilities.

Additionally, security selection within the consumer discretionary sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of Planet Fitness, Inc., an operator of fitness center franchises, contributed. Shares of Planet Fitness rose as it saw an increase in its Black Card Membership program, which carries a higher membership fee versus its traditional monthly membership. The Fund’s position in Canada Goose Holdings, an outerwear retailer, contributed to performance. Shares of Canada Goose rose throughout the reporting period as it reported its fourth consecutive beat of sales and earnings estimates and continued to be one of the best growth prospects in its industry.

Security selection within the health care sector also positively impacted the Fund’s relative performance during the reporting period. Within this sector, Insulet Corp., a medical device company focused on the development of insulin systems for individuals with diabetes, contributed to performance. Shares of Insulet gained as strong execution throughout the reporting period in all of its business segments helped growth. Additionally, it announced a new agreement with UnitedHealth, which would allow UnitedHealth patients’ in-network coverage of Omnipod, Insulet’s Type 1 diabetes monitoring system.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection within the materials sector. Within this sector, the Fund’s positioning in United States Steel Co., a producer of steel products, detracted from performance. Shares of United Sates Steel fell as increases in maintenance costs and the acceleration of its asset revitalization program led to a significant increase in total capital spending, which negatively impacted earnings. The Fund’s position in AK Steel Holding Corp., an operator of steel making and metallurgical coal plants, also detracted from performance. Shares of AK Steel were adversely affected by increased raw material costs, which put near-term pressure on the company’s pricing and margins. Additionally, the lack of progress on an infrastructure spending bill and the current administration’s delay in prioritizing an investigation into steel imports’ impact on national security, were also headwinds.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Security selection and an overweight in the financials sector were detractors from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Chemical Financial Corp., a diversified financial holding company, detracted, as it reported first quarter 2017 earnings that were below consensus estimates due to higher expenses & fees and lower net interest income.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Growth Fund’s Class P returned 25.93%, compared to a 21.25% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	25.93%	15.75%	9.28%
Russell 1000 Growth Index	21.25%	15.53%	11.34%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund normally invests primarily in common stocks, focusing on investing the Fund’s assets in the stocks of companies that we, the MFS investment management team, believe to have above average earnings growth potential compared to other companies (also called growth companies). We build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection and, to a lesser extent, an underweight allocation to the communications sector contributed to the Fund’s performance relative to the benchmark. Within this sector, an overweight position in internet television show and movie subscription services provider Netflix and not holding shares of entertainment giant Walt Disney strengthened relative performance.

Stock selection and, to a lesser extent, an overweight allocation to both the technology and financial sectors contributed to relative performance. Within the technology sector, the Fund’s overweight positions in software company Adobe Systems and computer graphics processors maker NVIDIA, and not holding shares of diversified technology products and services company International Business Machines (IBM), contributed to relative results. Within the financial sector, overweight positions in debit and credit transaction processing company Mastercard and payments technology firm Visa Inc. contributed to relative results.

Stock selection within the consumer, cyclical sector further contributed to relative performance led by the Fund’s overweight position in online retailer and web services provider Amazon.com.

Elsewhere, not holding shares of tobacco company Altria Group and poor-performing diversified industrial conglomerate General Electric benefited relative returns.

The Fund’s underweight position in the industrial sector detracted from relative performance. Within this sector, not holding shares of strong-performing aerospace company Boeing and an overweight position in underperforming construction materials producer Vulcan Materials weighed on relative returns.

Stocks in other sectors that detracted from relative results included the Fund’s overweight positions in tobacco company Philip Morris International, specialty pharmaceutical company Allergan (security not held at reporting period end), biopharmaceutical firm Celgene, credit reporting agency Equifax (security not held at reporting period end), medical device maker Medtronic and apparel retailer Ross Stores. In addition, not holding shares of research-based biopharmaceutical company Abbvie detracted from relative returns.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s cash and/or cash equivalents position during the reporting period detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

PF Large-Cap Growth Fund (sub-advised by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Large-Cap Growth Fund’s Class P returned 28.46%, compared to a 21.25% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	28.46%	15.68%	9.74%
Russell 1000 Growth Index	21.25%	15.53%	11.34%

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the BlackRock portfolio management team, implement the Fund’s investment strategy by investing in large-capitalization companies that we believe possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

In sector terms, consumer discretionary and information technology were the largest contributors to the Fund’s relative performance during the reporting period. Internet & direct marketing retail holdings and an underweight to media drove gains within consumer discretionary, while internet software & services accounted for the majority of the outperformance in information technology. Stock selection and an underweight to the consumer staples sector also proved advantageous. Conversely, industrials and financials detracted from performance during the reporting period. Weakness among electrical equipment and professional services holdings, coupled with an underweight to aerospace & defense, hindered returns in industrials. Within financials, banks were the main drag on performance. An overweight to energy also weighed, albeit to a lesser degree.

At the stock level, the conglomerate Tencent Holdings Ltd., electronic commerce company Amazon.com Inc. and entertainment company Netflix Inc. were the top individual contributors to the Fund’s performance. Additional contributors included Alibaba Group Holding Ltd., Adobe Systems Inc. and Constellation Brands Inc.

The largest detractors from the Fund’s relative performance during the reporting period were positions in pharmaceutical company Alexion Pharmaceuticals Inc. and credit reporting agency Equifax Inc, as well as zero exposure to aircraft manufacturer Boeing Co.

Looking forward, we maintain our positive outlook for U.S. equities as a whole. Our view rests on a combination of sustained and accelerating growth for the domestic economy, still-low (albeit gradually rising) interest rates and low and stable inflation. Moreover, we believe that robust corporate earnings look set to continue in 2018 and may get an added boost from recently-passed tax legislation. We remain cautiously optimistic given the benign economic environment and the relatively positive company fundamental backdrop. In our view, this coupled with a resurgence in business, consumer and investor optimism, should allow for stocks to move higher again this year, notwithstanding the recent spate of volatility.

Though some investors worry about high short-term valuations, we continue to find opportunities in best-in-class growth business models with strong earnings and sustainable and growing free cash flow. As always, we will look to take advantage of any incremental volatility to upgrade the Fund’s portfolio, adding to our favorite business models on weakness and/or acquiring new names where the risk/reward is compelling.

From a positioning standpoint, at the end of the reporting period, the Fund’s largest sector overweight relative to the benchmark was consumer discretionary, followed by information technology and financials. Industrials was the largest sector underweight, followed by consumer staples and real estate.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Large-Cap Value Fund’s Class P returned 6.01%, compared to a 6.95% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Years	10 Years
Fund’s Class P	6.01%	10.00%	7.71%
Russell 1000 Value Index	6.95%	10.78%	7.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify large-capitalization companies with what we believe to be strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. The investment process relies on critically important valuation work focusing on each company’s regular earnings capability, separating out the effects from one-time events, business and economic cycles, and anomalies that can skew results. We refer to this as assumptions about normalized earnings power.

Relative to the benchmark, overall sector allocation contributed to performance for the reporting period. The Fund’s stock selection in the industrials, real estate and energy sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s underweight position in the telecommunication services and real estate sectors and overweight position in the materials and financials sector contributed to relative performance for the reporting period. On an individual stock basis, the leading contributors to relative performance included positions in Microsoft and TE Connectivity in the information technology sector, Progressive in the financial sector, Anthem in the health care sector and General Electric in the industrials sector.

Relative to the benchmark, overall stock selection detracted from performance for the reporting period. The Fund’s stock selection in the consumer discretionary, materials, financials, information technology and consumer staples sectors also detracted from relative performance. On an individual stock basis, the leading detractors from relative Fund performance for the reporting period included our holdings in DISH Network in the consumer discretionary sector, Teva Pharmaceutical in the health care sector, CVS Health and British American Tobacco in the consumer staples sector and Oracle and Nuance in the information technology sector.

During the reporting period, we established new positions in McCormick in the consumer staples sector, PPG Industries in the materials sector and Oracle in the information technology sector. Additionally, existing Fund holding Reynolds American was acquired by British American Tobacco in a cash and stock transaction. We maintained our new position in British American Tobacco. Furthermore, we exited our positions in Crown Holdings in the materials sector, General Electric in the industrials sector, International Business Machines and Nuance Communications in the information technology sector, SES S.A. in the consumer discretionary sector and Teva Pharmaceutical in the health care sector during the reporting period.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Main Street Core Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Main Street Core Fund’s Class P returned 7.12%, compared to a 13.99% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Years	10 Years
Fund’s Class P	7.12%	12.07%	8.62%
S&P 500 Index	13.99%	13.31%	9.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class P underperformed the benchmark. We, the Oppenheimer Main Street Core team, strive to keep the Fund in an “all-weather” orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can outperform no matter the environment. We seek to identify companies with sustainable competitive advantages. Second, we seek to identify company management teams that we believe are likely to successfully execute on their plans. Lastly, we seek to correctly value stocks and to see what expectations the market is pricing in. We typically weight the Fund more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. In our view, companies with these qualities generally have more stable earnings. We use a fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks. We seek to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The Fund underperformed the benchmark due mainly to stock selection in the industrials, consumer discretionary, health care, information technology, utilities, consumer staples, and materials sectors. The Fund outperformed the benchmark in the financials, energy, and telecommunication services sectors, due mainly to stronger relative stock selection.

Holdings that detracted from the Fund’s performance included General Electric (industrials), PG&E Corp. (utilities), Kraft Heinz (consumer staples), Celgene (health care), and Magellan Midstream Partners, L.P. (energy). Not owning Amazon.com (consumer discretionary) also negatively impacted performance versus the benchmark, as the company performed well during the reporting period.

General Electric has struggled to generate free cash flow and underwent a CEO change in November 2017. There was further pessimism after the November investor meeting as investors felt the restructuring plan outlined was not aggressive enough and the company also announced a dividend cut. In addition, the SEC started looking into the company’s accounting practices after the company disclosed a large charge related to its insurance business. We have reduced this position due to uncertainty around future free cash flow and potential restructuring moves.

PG&E is one of the largest utility companies in California. The stock experienced pressure during the reporting period due to concerns that the company could potentially be at fault for some of the fires in northern California. The stock saw further pressure after the company announced it would be suspending the dividend to preserve cash for potential future claims.

Kraft, and consumer packaged goods companies in general, faced volume and pricing headwinds, which negatively impacted the stock this reporting period.

Celgene experienced significant weakness in October after lowering guidance for 2017 and longer-term through 2020. This was primarily due to lower expected revenues from Otezla, a drug treating certain types of arthritis. Secondarily, there was disappointment due to the withdrawal of a pipeline drug.

Master Limited Partnerships (MLPs) in the energy sector were strongly out of favor in the first quarter and Magellan was also down. Three reasons for the underperformance included the following: 1) Fear of interest rates rising faster and/or further (MLPs are largely owned for their relatively high yields), 2) Tax reform reduced the relative tax advantage of the MLP structure, and 3) A regulatory ruling in mid-March that will

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

cause pipeline rates to fall for certain types of pipelines spooked MLP investors. There is no getting around points #1 and #2. But on point #3, we believe Magellan appears to be the baby in the dirty bathwater given the regulatory change does not affect the types of pipes the company owns.

Top contributors to performance this reporting period included Alphabet (information technology), Apple (information technology), and PayPal Holdings (information technology).

Alphabet benefitted from the generally robust relative strength of the large-cap “growth” tech names during the reporting period as well strong company fundamentals.

Apple performed well after earnings reports eased prior fears of mediocre product acceptance. Sales of the new iPhone X were strong and the company displayed pricing power as well. The initial enthusiasm around iPhone X sales has waned somewhat more recently, but the stock performed positively during this reporting period.

PayPal has continued to benefit from strong revenue growth driven by impressive customer acquisition and engagement, as well as the secular tailwinds of electronic payments and e-commerce spending.

As of the end of the reporting period, the Fund had overweight positions in the financials, health care, and materials sectors. The Fund had underweight positions in the real estate, consumer discretionary, industrials, information technology, telecommunication services, consumer staples, energy, and utilities sectors.

PF Mid-Cap Equity Fund (sub-advised by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Mid-Cap Equity Fund’s Class P returned 16.31%, compared to a 12.20% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	16.31%	13.59%	9.24%
Russell Midcap Index	12.20%	12.09%	10.21%

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at Scout maintain the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that we believe are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy favors stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top-down (macroeconomic or political changes) or bottom-up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors. The Fund generally owns stocks of companies that may be considered either “value” or “growth” companies.

Stock selection in seven out of eleven sectors contributed to the Fund’s outperformance during the reporting period, with positive contributions from the information technology, health care, industrials, consumer discretionary, financials, materials, and utilities sectors. The real estate, energy, telecommunications, and consumer staples sectors were a drag on overall stock selection during the reporting period.

Overall, sector allocation was a detractor to relative performance during the reporting period, primarily due to the Fund’s cash allocation which caused a drag due to strong equity returns. Additionally, the Fund’s underweight position in the financials sector had the largest negative impact on performance during the reporting period among the sectors. The underweight position in real estate had the largest positive impact,

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

followed by an overweight position in information technology and an underweight position in telecommunication services. All other sectors had a minimal impact on relative performance.

The health care sector performance benefited from a rally in ABIOMED, Inc., the Fund’s top contributor during the reporting period, as investors continued to appreciate ABIOMED’s near monopoly market position in small cardiovascular pumps, and the growth potential of this business. Informational technology and consulting services company DXC Technologies Co., was also a positive contributor during the reporting period, as cost reductions continue following its merger with Hewlett Packard Enterprise Services. DXC capped the reporting period with a quarterly report that beat expectations on both cost controls and revenue. Growth in digital solutions also provided upside. IPG Photonics Corp. posted strong performance during the reporting period as they continued to be a market leader in the new generation of laser cutting technology which is becoming more prevalent in manufacturing.

The detractors from performance during the reporting period were an eclectic group consisting of real estate investment trust, an energy company, and an airline, namely billboard operator Outfront Media Inc., Pioneer Natural Resources Co., and Alaska Air Group Inc. Outfront suffered from a weak national advertising market for billboards, and from rising interest rates in the U.S. which hurt investor sentiment in the sector. Pioneer Natural Resources was hurt by a newly discovered water pressure issue in the Permian Basin, found only in areas where there are numerous legacy vertical wells in production. Since some of Pioneer’s best acreage is found in this region, the stock suffered despite engineering solutions implemented by Pioneer. In addition, well costs are expected to increase due to increased engineering, thus lowering the return on investment. Alaska Air struggled with rising labor costs, merger integration issues, and weaker investor sentiment regarding airlines as competition fears increased due to rising capacity growth. We believe travel demand growth remains strong and airlines could benefit from lower U.S. corporate taxes.

PF Mid-Cap Value Fund (sub-advised by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Mid-Cap Value Fund’s Class P returned 10.36%, compared to a 6.50% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	Since Inception (07/29/15)
Fund’s Class P	10.36%	10.24%
Russell Midcap Value Index	6.50%	9.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. Under normal market conditions, the Fund invests primarily in common stock of mid-capitalization U.S. companies that we, the management team at Boston Partners, identify as having value characteristics along with strong business fundamentals and positive business momentum. In selecting investments for the Fund, various factors are examined in order to determine the value characteristics of an issuer, including price-to-earnings ratios and price-to-book value ratios. These value characteristics are examined in the context of the issuer’s fundamentals and business momentum, such as operating return on assets, earnings growth, and cash flow. Securities for the Fund are selected based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, the Fund maintained an overweight position in the technology and finance sectors, which benefitted the Fund. The technology overweight of approximately 11% as well as strong stock selection in this sector were the primary contributors to relative performance. Computer equipment and services companies such as DXC Technology and NetApp appreciated during the reporting period, and the tech industry overall has continued to benefit from positive business momentum. Stock selection was also strong in the finance sector, where merger & acquisition activity in the insurance industry produced several outperformers. Most notable were XL Group and Validus Holdings, which both jumped over 40% on the news that they are to be acquired by AXA and American International Group, respectively. The Fund’s other insurance holdings such as Aon, Allstate, and Everest Re also benefitted as the industry was subsequently revalued upwards by

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

investors. Among financial services companies, TD Ameritrade performed strongly as the combination of an inexpensive valuation, strong asset growth, rising markets, and margin expansion opportunities from the recent Scottrade acquisition drove the shares higher.

Stock selection in the consumer services and utilities sectors detracted from returns during the reporting period. Our lack of exposure to the inexpensive soft good retailers like Kohl’s and Dollar General Corporation, as well as to hotel and cruise companies like MGM Resorts and Royal Caribbean Cruises, detracted from the Fund’s relative return as these industries performed well despite their uneven business momentum. In utilities, holding PG&E detracted from returns as the company battled liability fears over the California wildfires in 2017. We had sold out of the stock at the end of 2017, but re-initiated a position in March 2018 as the company’s valuation profile became more favorable in our view.

Throughout the reporting period, the low growth and high dividend yielding areas of the market such as real estate and utilities continued to underperform as investors generally remained optimistic about global growth and the prospects for rising interest rates. Our underweight to these sectors contributed to relative returns over the reporting period. Technology and finance have benefitted from positive business momentum and tax reform, and our overweight positioning also helped relative performance. While our underweight to consumer services detracted marginally from relative returns, overall our sector allocation contributed to relative returns during the reporting period.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Small-Cap Value Fund’s Class P returned 6.54%, compared to a 5.13% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	6.54%	11.21%	9.73%
Russell 2000 Value Index	5.13%	9.96%	8.61%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects that the Fund’s investment team believes are undervalued. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection than larger capitalization stocks since small-capitalization stocks are covered by fewer industry analysts. The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund’s performance rose in absolute terms and outperformed the benchmark. Overall security selection contributed to its performance mainly due to the Fund’s technology, financials and materials holdings. Stock selection in the consumer-discretionary sector detracted from the Fund’s relative performance.

Overall sector allocation also contributed to the Fund’s performance for the reporting period. An overweight position in industrials and an underweight position in real estate counteracted the negative effects of overweights in technology and energy.

Crocs Retail, a manufacturer and retailer of iconic molded rubber footwear, contributed to the Fund’s performance for the reporting period after the company showed progress on reducing excess inventory, closing unprofitable stores, and increasing profit margins. Investors were heartened by Croc’s revenue growth in the final quarter of the reporting period that came despite store closures.

General Cable, a wire and cable company, contributed to performance during the reporting period as it announced that it would be acquired by Prysmian Group for $30 a share. General Cable had announced earlier that it would review strategic options, including a sale of the company.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Discount clothing retailer Citi Trends was among the top contributors to performance after reporting stronger-than-expected same-store sales for the final quarter of the reporting period. The company also delivered improved profit margins driven by its merchandising efforts.

The leading detractor to the Fund’s performance was FTD Companies. Shares of the online florist lagged as investors were disappointed by the new management team’s turnaround plan which was introduced early in 2018.

Also detracting from performance for the reporting period was LifePoint Health, an operator of primarily rural hospitals in the U.S. The stock sold off sharply as the company reported disappointing profit margins due to operational issues at recently acquired hospitals. Oasis Petroleum detracted from performance for the reporting period as investors were uncertain that the oil and gas producer’s acquisition of acreage in a new area, the Delaware Basin, would justify the dilution from the equity it issued to make the purchase.

PF Emerging Markets Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Emerging Markets Fund’s Class P returned 25.93%, compared to a 24.93% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Years	10 Years
Fund’s Class P	25.93%	5.81%	5.82%
MSCI Emerging Markets Index (Net)	24.93%	4.99%	3.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the Oppenheimer Emerging Markets team, are long-term investors in companies that we believe have competitive advantages and real options that manifest themselves over many years. The Fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth potential. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long-term focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

On a sector basis, the Fund’s outperformance in relation to its benchmark stemmed largely from stock selection in health care, information technology, and financials. The Fund’s underweight in telecommunication services and zero exposure in utilities also contributed positively to relative performance. The Fund underperformed its benchmark in the consumer staples, real estate, consumer discretionary, and energy sectors. Stock selection was the primary reason for the underperformance in the consumer staples, real estate, energy, and industrials sectors. The Fund underperformed in consumer discretionary due to an overweight position. The Fund’s cash position was also a drag on Fund performance given the strong performance of the market during the reporting period.

With respect to the Fund’s country exposure, the top three performers versus the benchmark were China, South Korea and France. Stock selection drove the outperformance in China and South Korea. The Fund’s overweight position in France benefited performance. Detractors from performance included stock selection in Russia and South Africa.

During the reporting period, the top individual contributors to performance included Tencent Holdings Ltd. (information technology) (China), Alibaba Group Holding Ltd. (information technology) (China), and Taiwan Semiconductor Manufacturing Co., Ltd. (information technology) (Taiwan).

Tencent Holdings, a Chinese Internet company, is a dominant player in the Chinese consumer market, including gaming, messaging, payments and content. These businesses have seen strong momentum and improving monetization. Advertising, a traditional source of revenue for most Internet companies, has only recently started to make a significant contribution. While the company continues to invest and refine existing business segments, it is also investing in new opportunities, including an international expansion and artificial intelligence.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Taiwan Semiconductor Manufacturing (TSMC), a manufacturer and marketer of integrated circuits, exhibited strong performance this reporting period. We believe that TSMC’s significant spending on capex and research & development over the last few years has given the company market share dominance that, in our view, will remain unrivaled in the near term. In the long term, we believe TSMC can be a cornerstone of the next wave of the technology industry’s innovation boom—Artificial Intelligence, Big Data, Autonomous Driving, etc.

Alibaba is one of China’s most dominant internet companies and holds the leading position in its sizeable ecommerce market. Alibaba is also a leading player in fintech (financial technology), cloud computing, digital content and other growth areas in the Chinese online ecosystem. The company reported better-than-expected revenues for the fourth quarter of 2017 across key platforms. However, as expected, it saw a margin contraction given investments in new growth areas. One of those areas is in New Retail, which combines online and offline to transform traditional retail and to drive efficiency improvements throughout the value chain. Investments in globalization and logistics and distribution also weighed on margins. We believe Alibaba is a highly innovative company with real options in several ancillary verticals that will become material over time as these investments begin to contribute more meaningfully.

The most significant detractors from performance for the reporting period included Steinhoff International Holdings NV (consumer discretionary) (South Africa), Magnit PJSC (consumer staples) (Russia), and Glenmark Pharmaceuticals Limited (health care) (India).

Steinhoff International, the world’s second-largest household products and furniture retailer has been transforming itself into a vertically integrated, diversified global mass market retailer through acquisitions. The company doubled its sales over the last couple of years, which increased corporate structure complexities attributable to a growing number of businesses globally and its decentralized operating approach. Concerns around unresolved legal and tax disputes along with recently reported accounting irregularities resulted in the resignation of the CEO and the Chairman of the Board, and a delay in reporting fiscal year 2017 results. These events created a panic in the markets and resulted in a significant correction in the share price. An external auditor has been appointed to conduct an accounting review. We will continue to monitor the situation closely and evaluate as new information becomes publicly available.

Magnit, a leading Russian food retailer, has been operating in a challenging environment. The relatively weak Russian economy has resulted in lower disposable income levels that have affected Magnit’s core consumer base. This, along with an increasingly intense competitive landscape and a major refurbishment program, led to weak operating results.

Glenmark Pharmaceuticals experienced declines after reporting profit that was below market expectations for its fiscal fourth quarter. Concerns surrounding the company’s ability to reduce debt combined with pricing pressure in the U.S. weighed on the stock. We exited our position during the reporting period.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF International Large-Cap Fund’s Class P returned 16.54%, compared to a 14.80% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Years	10 Years
Fund’s Class P	16.54%	6.33%	4.41%
MSCI EAFE Index (Net)	14.80%	6.50%	2.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at MFS use a bottom-up investment style, which involves the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Stock selection in both the financial and consumer, non-cyclical sectors contributed to the Fund’s performance relative to the benchmark. Within the financial sector, the Fund’s overweight positions in financial services holding company DBS Group Holdings (Singapore) and insurance company AIA Group (Hong Kong) contributed to relative performance. Within the consumer, non-cyclical sector, overweight positions in medical products and equipment manufacturer Terumo (Japan) and wine and alcoholic beverage producer Pernod Ricard (France) contributed to relative returns. Additionally, not holding shares of tobacco distributor British American Tobacco (U.K.) contributed to relative results.

A combination of an overweight allocation and stock selection in the technology sector also benefited relative returns. An overweight position in tourism and travel information technology solutions provider Amadeus IT Holding (Spain) and the Fund’s out-of-benchmark position in shares of integrated circuits manufacturer Taiwan Semiconductor(b) (Taiwan) contributed to relative performance.

Stock selection within the consumer, cyclical sector further contributed to relative results. Within this sector, the Fund’s out-of-benchmark positions in online and mobile commerce company Alibaba Group Holding Ltd (China) and restaurant operator Yum China Holdings(b) (China) contributed to relative performance. In addition, an overweight position in luxury goods company LVMH (France) contributed to relative returns.

Stock selection in the communications sector detracted from relative performance, primarily due to the Fund’s overweight position in communications company WPP Group (U.K.).

A combination of an underweight allocation to, and stock selection within, the energy sector held back relative results. However, there were no individual stocks within this sector that were among the Fund’s top relative detractors during the reporting period.

Stock selection in the industrial sector further weakened relative performance led by the Fund’s out-of-benchmark position in railroad company Canadian National Railway (Canada).

Other top relative detractors during the reporting period included overweight positions in pharmaceutical company Bayer (Germany), pharmaceutical and diagnostic company Roche Holding (Switzerland), household products manufacturer Reckitt Benckiser Group (U. K.), pharmaceutical company Merck KGaA (Germany), retailer Hennes & Mauritz(h) (Sweden) (security not held at reporting period end), tobacco company Japan Tobacco (Japan), optical glasses and eyeglasses maker HOYA (Japan) and information technology security company Check Point Software Technologies (Israel).

PF International Small-Cap Fund (sub-advised by QS Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF International Small-Cap Fund’s Class P returned 19.24%, compared to a 21.77% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	Since Inception (01/14/15)
Fund’s Class P	19.24%	12.38%
S&P Developed Ex-U.S. SmallCap Index	21.77%	12.74%

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at QS Investors seek to manage a well-diversified, style neutral portfolio with modest region and sector allocations in relation to the benchmark through bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. The Fund primarily invests in securities of companies with small market capitalizations that are located in developed foreign countries. The Fund continues to invest in more than 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark (which is comprised of developed countries outside the U.S.).

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

For the reporting period, stock selection results were mixed across all major regions and most sectors, which detracted from performance overall. Stock selection detracted from relative return in continental Europe, Japan and in the resource-based countries of Australia, New Zealand and Canada. Selection in Japanese consumer discretionary and European industrials stocks were the primary detractors at the industry group level.

At the security level, the largest detractors were overweights to Australian telecommunication’s stock Vita Group Limited, and Japanese manufacturer Unitika Ltd., which both suffered significant declines. Siemens Gamesa Renewable Energy, S.A., which was the result of a merger of Siemens wind power business with Gamesa at the beginning of the reporting period, was also a leading detractor. Wind turbine manufacturers are facing relentless pricing pressure as governments slash subsidies for renewables to force them into competition with conventional energy sources. Shares in Siemens Gamesa have lost 38% since the merger became effective in 2017.

Stock selection contributed to relative return in Asia Developed ex Japan and the U.K., led by the consumer staples sector. At the security level, an overweight to Japan’s Tokai Carbon Co. Ltd. was the primary contributor. That security returned approximately 240% over the reporting period, with prices of graphite electrodes increasing drastically due to the shortage of raw material used to make furnaces, which led to company profits skyrocketing. Holdings in Venture Corporation Limited, a Singapore-based provider of technology services, products and solutions which is not included in the benchmark, and Maruwa Co., Ltd., a Japanese company mainly engaged in manufacture and sale of ceramic products and lighting equipment, were also strong contributors with returns in excess of 100% for the reporting period.

Region and sector allocation results were mixed and detracted from performance overall, with the impact of an underweight to continental Europe and an overweight to Emerging Markets in Asia having the largest negative impact. These impacts were somewhat offset by sector weightings within Japan and Emerging Markets outside of Asia which benefited performance.

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF International Value Fund’s Class P returned 14.01%, compared to a 14.80% return for its benchmark, the MSCI EAFE Index (Net). Effective May 1, 2017, Wellington Management Company LLP assumed management of the Fund. The prior sub-adviser, J.P. Morgan Investment Management Inc., managed the Fund for the one-month period from April 1, 2017 through April 30, 2017.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	14.01%	5.45%	0.50%
MSCI EAFE Index (Net)	14.80%	6.50%	2.74%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class P underperformed the benchmark.

Wellington

Wellington Management Company LLP assumed management of the Fund on May 1, 2017. For the eleven-month period of May 1, 2017 through March 31, 2018, the Fund’s Class P outperformed the benchmark, The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The Fund’s outperformance relative to its benchmark was driven largely by sector allocation, which is a residual of our stock-selection process. Our bias toward the more cyclical segments of the market such as energy, coupled with our underweighted allocation to defensive sectors such as health care and consumer staples proved beneficial to Fund performance. Strong security selection within financials (Sberbank

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russia), industrials (Air France-KLM), and health care (Roche Holding AG) also contributed positively to performance during the reporting period. Security selection within materials, information technology, and telecommunication services detracted from Fund performance, as did a small cash position.

On a country-by-country basis, opportunistic allocations to Russia and Taiwan, as well as our lack of exposure to Australia, contributed most to relative performance. Security selection also contributed, particularly within Germany and the U.K. Partially offsetting these results were security selection within Japan and Italy, as well as an out-of-benchmark allocation to Canada, which detracted from performance.

Top contributors to benchmark-relative returns included out-of-benchmark positions in Air France-KLM (industrials) and MediaTek (information technology). Air France-KLM is a leading airline in Europe and benefitted from an accelerating macroeconomic backdrop and an undersupply within the industry. The stock was up substantially during the reporting period, and we eliminated the position with gains. MediaTek is a Taiwanese maker of integrated circuits and chipsets. Shares outperformed as the company continued to improve gross margins driven by a better product mix. We trimmed our position with gains during the reporting period.

Top detractors from relative performance included out-of-benchmark positions in Eldorado Gold (materials) and Kt Corp (telecommunication services). Eldorado is a Canada-listed gold producer with mines in Turkey, Greece, and Brazil. The company continued to face strong headwinds driven by a decline in production at Kisladag, Turkey’s largest gold mine and Eldorado’s flagship asset, and increased political risks in Greece as the Ministry of Energy and Environment informed Eldorado they would seek arbitration over a gold mine. Kt Corp is South Korea’s largest telephone company. The telecommunication industry in Korea struggled with a populist government threatening a price cap for consumers. The company was also challenged by broad-based weakness in Korea due to geopolitical uncertainty. We trimmed our positions in both companies but continued to hold the stocks at the end of the reporting period.

The Fund did not utilize derivatives during the reporting period.

JP Morgan

J.P. Morgan Investment Management Inc. managed the Fund from April 1, 2017, through April 30, 2017. For that one-month period, the Fund’s Class P Shares underperformed the benchmark. We at JP Morgan sought to manage the Fund’s strategy by capitalizing on what we believed were mis-valuations that arose within and across the world’s equity markets. We did this by investing primarily in equity securities of relatively large non-U.S. companies that we believed to be undervalued, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. Our transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. We also managed the Fund’s currency exposures to manage currency deviations relative to the Fund’s benchmark.

Derivatives were used to manage currency deviations relative to the benchmark (e.g., our stock selection process led us to be overweight in Continental Europe during the period, which in turn caused the Fund to be effectively overweight in the euro). In the period, we sought to reduce that euro overweight through the use of currency forwards. We did not seek to add value via active currency management but strived simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency did not materially add to or subtract value from the Fund relative to the benchmark. The currency exposure in the Fund was managed by our separate currency overlay team.

From a sector perspective, an overweight allocation in energy, along with stock selection in autos and basic industries had a negative impact on performance, while stock selection in banks, technology, semi-conductors and media contributed to the Fund’s performance during the period. Regionally, stock selection in Japan and Europe, including the U.K., detracted from performance, while stock selection and an underweight allocation to the Pacific Rim and an overweight allocation to Continental Europe aided.

At the stock level, ArcelorMittal, a European steelmaker, detracted from performance during the period. The company was hurt by rising Chinese steel production and risks of slowing demand from emerging markets.

On the upside, ING Group, the European bank, contributed to performance during the period. The bank enjoyed solid loan demand and is benefiting from the rise in interest rates in Europe.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Real Estate Fund (sub-advised by Morgan Stanley Investment Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 20172018, the PF Real Estate Fund’s Class P returned -4.15%, compared to a 13.99% return for the broad-based S&P 500 Index and a -4.51% return for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(4.15%	)	5.31%	5.35%
S&P 500 Index	13.99%		13.31%	9.49%
FTSE NAREIT Equity REITs Index	(4.51%	)	5.92%	6.37%

(1)

Morgan Stanley Investment Inc. manages the Fund and formerly did business in certain instances under the name Van Kampen, and managed the Fund under the Van Kampen name from the Fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the sector specific FTSE NAREIT Equity REITs Index, but underperformed the broad-based S&P 500 Index. We, the managers at Morgan Stanley Investment Management, have maintained our core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of New York City (NYC) office assets, Class A malls, a number of out of favor companies and an underweighting to companies concentrated in the ownership of net lease, data center, and health care assets.

During the reporting period, the Fund underperformed the broader equity markets, as measured by the broad-based index. Share price weakness appeared to be largely related to concerns with regard to impact on Real Estate Investment Trust (REIT) share prices in a higher interest rate environment. There are concerns that property values may have peaked or are even poised to decline after significant appreciation and due to higher interest rates. Despite these concerns, asset values have generally remained steady but we believe that lower quality properties remain most at-risk for price declines. The Fund outperformed the sector-specific index both from bottom-up stock selection and top-down sector allocation. Stock selection in hotel, apartment, and mall stocks contributed to relative performance. This was partially offset by stock selection in data centers, secondary central business district (CBD)/suburban office, and primary CBD office assets. From a top-down perspective, the underweight to diversified and health care assets and overweight to primary CBD office contributed to relative performance. This was partially offset by the underweight to data centers and industrial stocks and overweight to malls. There has been a wide disparity with segments grouped at Premium/Par, Discounts to NAVs and at significant discounts to NAVs. Premium/Par are segments with perceived defensive characteristics (net lease, health care) and/or benefiting from secular demand growth of digital technology and e-commerce (industrial, data center). Discounts are segments experiencing decelerating same-store net operating income growth due to conventional supply-demand factors in the latter part of the real estate cycle (hotels, apartment, office ex-NYC); and significant discounts are segments experiencing extreme negative investor sentiment (NYC office and retail).

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Currency Strategies Fund (co-sub-advised by Macro Currency Group and UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Currency Strategies Fund’s Class P returned -1.32% compared to a 1.04% return for the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year		5 Years	Since Inception (12/07/12)
Fund’s Class P	(1.32%	)	1.78%	2.28%
FTSE 1-Month U.S. T-Bill Index	1.04%		0.28%	0.27%	(2)

(1)

Effective October 30, 2015, UBS Global Asset Management (Americas) Inc. changed its name to UBS Asset Management (Americas) Inc. Macro Currency Group became co-sub-adviser to the Fund on May 1, 2014, and some investment policies changed at that time. UBS Global Asset Management (Americas) Inc. was the sole sub-adviser to the Fund before that date.

(2)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund is co-sub-advised by MCG and UBS. The following are separate discussions from each co-sub-adviser.

MCG

MCG’s overall management of the Fund involves a combination of “systematic” and “discretionary” strategies. The systematic strategy seeks to capture longer-term fundamental shifts in currency movements, with an investment time horizon that is typically twelve months. The discretionary strategy of the Fund applies a qualitative approach that seeks to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two-week to six-month horizon), a shorter time horizon than the systematic strategy. Both the systematic and discretionary approaches utilize non-deliverable currency forwards as part of the Fund’s investment strategy.

During the reporting period, our portion of the Fund’s performance negatively impacted the overall Fund performance. The discretionary sub-component of our portion of the Fund returned -4.76% over the course of the reporting period, while the systematic sub-component (including the systematic hedge) also detracted from the overall performance, returning -2.45% resulting with an overall annual return of -7.12%. Performance of the strategy was heavily impacted by the outcome of European elections in the first half of the reporting period and the Sintra Central Bank offsite which heralded the beginning of policy normalization for several major central banks.

Over the course of the reporting period, we held various positions, both long and short, across the developed market currency universe primarily through the use of derivatives, including non-deliverable forwards. The main detractor from our portion of the Fund’s performance was a short position in the euro, which rallied during the reporting period. Constructive outcomes in European elections, particularly France, coupled with the initiation of policy normalization by the ECB helped drive the euro higher. Other short positions that detracted from performance were the Swiss franc and Swedish krona, as both currencies were lifted by the rising euro. The Canadian dollar long position in March of 2018 detracted from performance due the governor of the Bank of Canada suggesting they may shift their policy and our long U.S. dollar suffered due to U.S. dollar weakness over the course of the reporting period. These losses were partially offset by long positions in peripheral European currencies including the British pound sterling and Danish krone, each of which benefitted from improving growth backdrops and the British pound sterling in particular from growing optimism on post-Brexit relations with the European Union. A long position in Japanese yen contributed to performance as it benefited from market volatility in the first quarter of 2018.

UBS

We at UBS maintain our portion of the Fund’s strategy by seeking to gain positive (or long) exposures to currencies that we believe are undervalued and have negative (or short) exposures to currencies that we believe to be overvalued. When analyzing a potential investment opportunity and the desired amount of exposure, we consider the economic and investment outlook and the degree of risk relative to the potential return on such investment in order to maximize the risk-adjusted return.

For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on performance for our portion of the Fund.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

During the reporting period, our portion of the Fund’s performance contributed positively to overall Fund performance. Contributing to performance, our portion of the Fund held a short Swiss franc position against the euro throughout much of the reporting period. In our view, the Swiss National Bank’s action in 2015 to remove the 1.20 euro and the Swiss franc floor resulted in an overshoot, with the Swiss franc appearing overvalued. We established short positions against the euro and this exchange rate has largely corrected over the reporting period.

Over the reporting period, our portion of the Fund also held a long euro position against the U.S. dollar which benefited performance. The euro reacted positively to improving Eurozone growth and statements from the ECB insinuating that they are likely to raise interest rates in the near future.

Our portion of the Fund held a short Canadian dollar position which detracted from our portion of the Fund’s performance, as the Bank of Canada hiked rates more aggressively than expected, causing the Canadian dollar to appreciate. Additionally, our portion of the Fund held a long position in the Swedish krona against the euro which detracted from our portion of the Fund’s performance as the krona weakened over housing market concerns and the European data was more positive than expected driving the euro higher than anticipated.

In emerging markets, our portion of the Fund’s long Mexican peso position against the U.S. dollar contributed to performance. The peso’s strong appreciation for most of the reporting period has driven our portion of the Fund’s performance and can be attributed to a change in the market’s perception of the implications of a Trump presidency and higher interest rates in Mexico. Additionally, our portion of the Fund’s long position in the Colombian peso against the U.S. dollar contributed positively to performance as the Colombian peso was supported by higher oil prices and a weaker U.S. dollar.

However, a long Turkish lira position against the South African rand had a negative impact on our portion of the Fund’s performance. Increasing tensions between Turkey and the U.S. drove down the value of the lira and positive political developments in South Africa caused an appreciation in the rand.

Our portion of the Fund remains constructive on the U.S. dollar at the expense of richly-valued developed market commodity currencies, such as the New Zealand dollar, seeing scope for near-term dollar appreciation. We believe the temporary factors helping to support the New Zealand economy will recede leading to a correction.

Our portion of the Fund also established long positions in select emerging market currencies versus the U.S. dollar as we believe these positions are attractively valued.

PF Equity Long/Short Fund (sub-advised by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Equity Long/Short Fund’s Class P returned 14.45%, compared to a 13.59% return for the broad- based MSCI World Index (Net) and 7.27% for the Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	Since Inception (04/27/15)
Fund’s Class P	14.45%	16.12%
MSCI World Index (Net)	13.59%	6.86%
Equity Long/Short Composite Benchmark	7.27%	3.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed both the broad-based MSCI World Index (Net) and the style-specific Equity Long/Short Composite Benchmark. We at AQR manage the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources, including: 1) the potential gains from the Fund’s long and short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the active increase and decrease of the Fund’s net exposure to equity markets. The strategy primarily seeks to add alpha (excess return over the broad-based benchmark) via its long/short (market-neutral) stock

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

portfolio. The strategy also seeks to manage the Fund’s beta (a measure of the Fund’s sensitivity to broad global market movements) relative to the broad-based benchmark to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements), depending on market views. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to specific stocks and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

The reporting period was marked by strong performance for developed equity markets globally, despite poor performance and heightened volatility during the first quarter of 2018. In 2017, developed equity markets largely rose on improving global growth, subdued inflation and strong corporate fundamentals. U.S. equity markets in particular reached all-time highs amid historically low volatility. Performance across major indices was more muted later in the year, as markets responded to risks surrounding the French election, former FBI director James Comey’s dismissal and escalating tensions with North Korea. Several developed markets rallied again in the fourth quarter of 2017 to end the year higher. U.S. markets rose on better than expected growth data and the successful passing of corporate tax reform. Global equity markets continued their bullish trend into 2018, but then sharply reversed when most markets posted negative returns in February and March. Markets responded to a combination of factors including early-quarter data on rising wage growth, uncertainty regarding the new Fed Chairman’s views and policies, and escalating trade tensions.

All components of the Fund’s strategy contributed to returns over the reporting period. Positive performance was largely driven by the Fund’s 0.5 beta exposure and market neutral stock selection, the Fund’s tactical market exposure component also contributed, though more modestly. Within stock selection, the best performing investment theme over the reporting period was momentum. Conversely, valuation was the worst performing theme. By sector, consumer discretionary and industrials were the largest contributors to performance, while utilities and consumer staples were the largest detractors from performance. By country, the U.S. was responsible for the majority of positive performance. The largest detractors from a country perspective were Denmark and Spain. The Fund benefited from its static long-term beta exposure of 0.5 relative to the broad-benchmark, given the index’s strong performance over the reporting period. The Fund’s tactical market exposure (the desired deviation from a beta of 0.5) contributed modestly. This was due mainly to a slight underweight to the benchmark, which was particularly beneficial during January and February of 2018 when equity markets fell. Our tactical market view ended the reporting period negative and consequently our expected beta to the broad benchmark was 0.44.

The Fund ended the reporting period with a highly diversified stock portfolio of 556 long positions and 499 short positions. Securities remained globally diversified, with around half of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the reporting period, the Fund’s largest sector exposures were in industrials, consumer discretionary, and information technology.

PF Global Absolute Return Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended March 31, 2018?

A. For the year ended March 31, 2018, the PF Global Absolute Return Fund’s Class P returned 3.99%, compared to a 1.11% return for its benchmark, the ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2018 (1)
	1 Year	5 Years	Since Inception (12/07/12)
Fund’s Class P	3.99%	2.65%	2.87%
ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index	1.11%	0.34%	0.32%

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from the Fund’s inception to July 31, 2013.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

such investment exposures to individual countries based on our portfolio management team’s view of the investment merits of a country. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio management team. The Fund typically employs significant use of derivative instruments both to gain exposure to enhance total returns as well as to hedge against certain investment risks (like fluctuations in securities prices, interest rates or currency exchange rates) and to manage the Fund’s duration. The Fund primarily uses the following derivative instruments: forward foreign currency contracts, cross-currency swaps, total return swaps and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

During the reporting period, the investments in the regions that contributed the most to the Fund’s positive performance were Eastern Europe and Asia. Latin America (territories in the Western Hemisphere where Spanish, French and Portuguese are spoken) and the Dollar Bloc (Canada, New Zealand and Australia) countries were also beneficial to returns. Middle East & Africa and Western Europe were regions in which investments detracted from performance.

Eastern Europe was the top performing region for the reporting period. The majority of the contribution came from sovereign credit and currency. Notable performers included long exposure in the Serbian dinar as well as long credit positions in Cyprus, Belarus and Macedonia.

In Asia, positive performance was driven by interest rate exposures and currency investments. Long local exposures in Sri Lanka, both in rates and currency (the rupee), provided much of the contribution, in addition to, long currency exposure in Kazakhstan (the tenge).

Latin America also contributed to Fund performance as a result of sovereign credit and rates positioning. Long exposure in El Salvador and Ecuador credit, along with local debt exposure in Dominican Republic, were top contributors. In the Dollar Bloc region, local exposures in Australia contributed to performance.

Western Europe detracted the most from Fund performance primarily due to currency and corporate credit positioning. Top detractors included a short position in the euro and long position in Sweden’s krona as well as a short broad European corporate credit position.

In the Middle East & Africa region, negative performance was mostly due to rates and sovereign credit positioning. A short position in Saudi Arabian rates and short positions in both South African sovereign credit and South African currency (the rand) were among largest detractors.

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC, collateral portion managed by Pacific Asset Management)

Q. How did the Fund perform for the period ended March 31, 2018?

A. The PF Multi-Asset Fund commenced operations on January 31, 2018. For the period from inception through March 31, 2018, the Fund’s Class P returned -5.80%, compared to a -6.27% return for its benchmark, the MSCI World Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Periods Ended March 31, 2018
	Since Inception (01/31/18)
Fund’s Class P	(5.80%	)
MSCI World Index (Net)	(6.27%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2018, the Fund’s Class P outperformed the benchmark. The Fund gains exposure to the large capitalization and mid-capitalization asset class categories of the U.S. and developed non-U.S. equity markets, including growth and value styles, by entering into total return swaps. We at PLFA actively manage the Fund’s positions in these market segments based on our investment views, which take into account the following factors that span across different time horizons: valuations, economic fundamentals and investor sentiment.

For the period from inception through the end of the reporting period, the Fund outperformed the benchmark by 0.47%. The Fund returned -5.80% while the benchmark returned -6.27%. The primary contributors to the Fund’s performance were the Fund’s overweight position to U.S. equities relative to the benchmark. Additionally, the exposure to U.S. growth also contributed to the Fund’s performance.

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

On the other hand, the exposure to U.S. large-cap value detracted from performance. The energy sector, which is among the larger exposures in the Russell 1000 Value Index, was among the worst performing sectors over the reporting period. During this period, Brent Crude Oil prices traded in a volatile range between $70 and $60 per barrel.

Another detractor from the Fund’s performance was the return of the collateral pool, which underperformed the financing cost of the Fund’s swap positions by -0.30%. An increase in U.S. interest rates detracted from performance as the 2-year U.S. Treasury yield rose 0.13% to 2.17%. Additionally, widening credit spreads also detracted from performance as U.S. investment grade spreads widened from 0.18% to 1.00%. Lastly, a widening of the spread between LIBOR (London InterBank Offered Rate) and OIS (the overnight interest rate based on the Fed Funds effective rate) also detracted from performance.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI- EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index (formerly named Citigroup 1-Month U.S. T-Bill Index) is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Questions (NASDAQ). Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of April 1, 2018, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of April 1, 2018, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of April 1, 2018, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.8%

Energy - 0.5%

Petrobras Global Finance BV (Brazil) 5.999% due 01/27/28 ~	$180,000	$178,425
7.375% due 01/17/27	180,000	195,210

		373,635

Financial - 0.3%

Bank of America Corp 5.875% due 09/15/66	10,000	10,076
International Lease Finance Corp 7.125% due 09/01/18 ~	100,000	101,676
The Goldman Sachs Group Inc 3.325% (USD LIBOR + 1.200%) due 09/15/20 §	100,000	101,613

		213,365

Utilities - 0.0%

NextEra Energy Capital Holdings Inc 2.372% (USD LIBOR + 0.315%) due 09/03/19 §	20,000	20,000

Total Corporate Bonds & Notes (Cost $597,590)		607,000

MORTGAGE-BACKED SECURITIES - 1.9%

Collateralized Mortgage Obligations - Residential - 0.8%

Banc of America Mortgage Trust 3.619% due 07/25/35 §	53,153	49,398
Countrywide Home Loan Mortgage Pass-Through Trust 3.966% due 01/19/34 §	20,077	20,452
Fannie Mae
2.222% (USD LIBOR + 0.350%) due 07/25/37 §	24,861	24,833
2.252% (USD LIBOR + 0.380%) due 07/25/37 §	39,213	39,435
2.312% (USD LIBOR + 0.440%) due 05/25/36 §	21,265	21,268
2.317% (USD LIBOR + 0.445%) due 02/25/37 §	8,960	8,945
2.552% (USD LIBOR + 0.680%) due 02/25/41 §	107,759	109,881
GSR Mortgage Loan Trust 3.614% due 09/25/35 §	17,584	18,001
JP Morgan Mortgage Trust 3.580% due 06/25/35 §	47,123	46,851
Merrill Lynch Mortgage Investors Trust 3.330% due 12/25/34 §	59,191	59,767
Residential Accredit Loans Inc Trust 2.052% (USD LIBOR + 0.180%) due 06/25/46 §	96,866	42,870
Structured Adjustable Rate Mortgage Loan Trust 0.440% (USD LIBOR + 0.250%) due 02/25/35 §	19,548	18,182
Structured Asset Mortgage Investments II Trust 2.082% (USD LIBOR + 0.210%) due 05/25/36 §	77,766	65,629
WaMu Mortgage Pass-Through Certificates 2.242% (USD LIBOR + 0.370%) due 01/25/45 §	61,494	60,560

		586,072

	Principal Amount	Value
Fannie Mae - 1.1%

3.000% due 05/01/48	$200,000	$194,643
3.500% due 05/01/48 - 06/01/48	670,000	669,435

		864,078

Total Mortgage-Backed Securities (Cost $1,462,802)		1,450,150

ASSET-BACKED SECURITIES - 1.9%

Asset Backed Funding Corp Trust 2.472% (USD LIBOR + 0.600%) due 10/25/34 §	21,723	21,769
Bayview Opportunity Master Fund IVa Trust 3.672% due 03/28/33 § ~	500,000	500,000
Freddie Mac Structured Pass-Through Certificates 2.152% (USD LIBOR + 0.280%) due 09/25/31 §	1,044	1,033
Home Equity Asset Trust 2.727% (USD LIBOR + 0.855%) due 08/25/34 §	35,739	35,476
MidOcean Credit CLO IV (Cayman) 3.112% (USD LIBOR + 0.800%) due 04/15/27 § # ~	450,000	450,000
TICP CLO Ltd (Cayman) 3.152% (USD LIBOR + 0.840%) due 04/20/28 § # ~	450,000	450,000

Total Asset-Backed Securities (Cost $1,458,209)		1,458,278

U.S. TREASURY OBLIGATIONS - 106.4%

U.S. Treasury Inflation Protected Securities - 105.6%

0.125% due 04/15/19 ^	2,356,823	2,355,107
0.125% due 04/15/20 ^	4,369,240	4,351,987
0.125% due 04/15/21 ^	987,254	978,828
0.125% due 04/15/22 ^	163,074	160,738
0.125% due 07/15/22 ^	21,557	21,336
0.125% due 01/15/23 ^	953,570	937,434
0.125% due 07/15/24 ^	6,614,087	6,459,065
0.125% due 07/15/26 ^	124,088	119,192
0.250% due 01/15/25 ^	792,201	774,379
0.375% due 07/15/23 ^	884,033	880,891
0.375% due 07/15/25 ^	656,398	647,832
0.375% due 01/15/27 ^	20,522	19,988
0.375% due 07/15/27 ^	5,066,400	4,939,444
0.500% due 01/15/28 ^ ‡	10,916,908	10,714,390
0.625% due 07/15/21 ^	6,765,724	6,846,555
0.625% due 01/15/24 ^	6,623,441	6,656,088
0.625% due 01/15/26 ^	469,422	469,118
0.750% due 02/15/42 ^	219,390	213,396
0.750% due 02/15/45 ^	115,786	111,482
0.875% due 02/15/47 ^	183,801	182,147
1.000% due 02/15/46 ^	445,639	455,692
1.000% due 02/15/48 ^	3,246,635	3,325,128
1.125% due 01/15/21 ^	6,798,540	6,953,032
1.250% due 07/15/20 ^	534,183	548,353
1.375% due 02/15/44 ^	3,562,859	3,956,795
1.750% due 01/15/28 ^	766,688	842,465
2.000% due 01/15/26 ^	6,259,186	6,907,962
2.125% due 02/15/40 ^	11,468	14,460
2.125% due 02/15/41 ^	113,186	143,543
2.375% due 01/15/25 ^	5,628,072	6,299,493
2.500% due 01/15/29 ^	1,463,881	1,733,028
3.375% due 04/15/32 ^	82,389	110,820
3.625% due 04/15/28 ^	219,148	280,819
3.875% due 04/15/29 ^	447,808	595,689

		80,006,676

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
U.S. Treasury Notes - 0.8%

1.750% due 11/30/21	$440,000	$428,768
1.875% due 02/28/22	200,000	195,309

		624,077

Total U.S. Treasury Obligations (Cost $80,656,480)		80,630,753

FOREIGN GOVERNMENT BONDS & NOTES - 2.6%

Argentina Bonar (Argentina) 24.938% (ARS Deposit + 2.000%) due 04/03/22 §	ARS 12,000	612
Argentina POM Politica Monetaria (Argentina) 27.250% (ARS Reference + 0.000%) due 06/21/20 §	500,000	26,341
Argentine Republic Government (Argentina) 6.875% due 01/26/27	$320,000	326,720
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 100,000	132,122
Bundesobligation (Germany) 0.250% due 04/13/18	100,000	123,048
Cyprus Government (Cyprus)
3.750% due 07/26/23	90,000	124,500
4.250% due 11/04/25	10,000	14,400
Italy Buoni Poliennali Del Tesoro (Italy)
0.100% due 05/15/23	219,740	279,317
0.250% due 05/15/18	100,000	123,161
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 493,000	27,775
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 850,000	642,416
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/26 ^ ~	GBP 97,258	158,128
0.125% due 11/22/65 ^ ~	1,060	3,450

Total Foreign Government Bonds & Notes (Cost $2,022,830)		1,981,990

SHORT-TERM INVESTMENTS - 6.4%

Commercial Paper - 1.1%

Canadian Imperial Bank of Commerce (Canada) 1.703% due 04/16/18	CAD 100,000	77,561
HSBC Bank Canada (Canada) 1.808% due 04/11/18	200,000	155,153
National Bank Canada (Canada) 1.757% due 04/13/18	700,000	542,994
The Toronto-Dominion Bank (Canada) 1.703% due 04/16/18	100,000	77,561

		853,269

	Principal Amount	Value
Foreign Government Issues - 5.2%

Argentina Treasury Bill (Argentina) 26.060% due 09/14/18	ARS 200,000	$8,935
Hellenic Republic Treasury Bill (Greece) 1.015% due 08/31/18	EUR 30,000	36,758
Italy Buoni Ordinari del Tesoro BOT (Italy) (0.469%) due 05/14/18	300,000	369,345
United Kingdom Treasury Bill (United Kingdom) 0.309% due 04/20/18	GBP 2,500,000	3,506,899

		3,921,937

	Shares
Money Market Fund - 0.1%

BlackRock Liquidity Funds T-Fund Portfolio	52,241	52,241

Total Short-Term Investments (Cost $4,802,476)		4,827,447

TOTAL INVESTMENTS - 120.0% (Cost $91,000,387)		90,955,618

DERIVATIVES - (0.1%)
(See Notes (e) through (i) in Notes to Schedule of Investments)		(72,963)

OTHER ASSETS & LIABILITIES, NET - (19.9%)		(15,110,359)

NET ASSETS - 100.0%		$75,772,296

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	106.4%
Short-Term Investments	6.4%
Others (each less than 3.0%)	7.2%

	120.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(19.9%	)

	100.0%

(b)	As of March 31, 2018, an investment with a value of $2,464,272 was fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement.

(c)	The average amount of borrowings by the Fund on reverse repurchase agreements outstanding during the year ended March 31, 2018 was $2,450,000 at a weighted average interest rate of 1.700%. The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2018 was $4,814,939 at a weighted average interest rate of 0.381%.

(d)	A reverse repurchase agreement outstanding as of March 31, 2018 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
JPM	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/28	1.700%	03/22/18	04/05/18	($2,451,620)	$2,450,000	($2,450,000)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

(e)	Open futures contracts outstanding as of March 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	06/18	2	$227,987	$228,922	$935

Short Futures Outstanding
Euro-BTP	06/18	3	445,987	448,315	(2,328)
Euro-Bund	06/18	1	194,226	196,171	(1,945)
Euro-OAT	06/18	1	186,830	190,215	(3,385)
Japan 10-Year Bonds	06/18	3	4,253,926	4,253,090	836
Long Gilt	06/18	3	507,390	516,948	(9,558)
U.S. Treasury 10-Year Bonds	06/18	27	3,254,824	3,270,797	(15,973)
U.S. Treasury Long Bonds	06/18	11	1,587,610	1,612,875	(25,265)

					(57,618)

Total Futures Contracts					($56,683)

(f)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
ARS	153,120	USD	7,499	04/18	BRC	$80	$—
ARS	444,350	USD	21,205	05/18	GSC	244	—
ARS	153,120	USD	7,477	05/18	JPM	—	(2)
EUR	52,000	USD	64,457	04/18	RBC	—	(447)
GBP	542,000	USD	756,301	04/18	DUB	4,311	—
GBP	41,000	USD	56,968	04/18	GSC	569	—
GBP	22,000	USD	30,586	04/18	JPM	287	—
GBP	12,000	USD	16,569	04/18	RBC	271	—
IDR	265,832,000	USD	19,340	06/18	JPM	—	(159)
INR	2,350,075	USD	35,686	06/18	SCB	—	(6)
JPY	3,000,000	USD	28,140	04/18	RBC	65	—
NZD	8,000	USD	5,764	04/18	JPM	18	—
RUB	1,760,490	USD	30,963	04/18	DUB	—	(298)
RUB	787,245	USD	13,863	04/18	GSC	—	(150)
USD	7,565	ARS	153,120	04/18	JPM	—	(13)
USD	45,627	AUD	59,000	04/18	UBS	312	—
USD	231,218	CAD	300,000	04/18	GSC	—	(1,703)
USD	617,741	CAD	800,000	04/18	UBS	—	(3,388)
USD	49,361	CAD	62,000	05/18	RBS	1,195	—
USD	480,656	EUR	391,000	04/18	BRC	—	(649)
USD	608,981	EUR	492,000	04/18	GSC	3,349	—
USD	115,078	EUR	93,000	04/18	RBC	598	—
USD	123,596	EUR	100,000	04/18	UBS	424	—
USD	123,882	EUR	100,000	05/18	DUB	429	—
USD	372,273	EUR	300,000	05/18	GSC	1,942	—
USD	12,432	EUR	10,000	08/18	JPM	—	(19)
USD	24,747	EUR	20,000	08/18	RBC	—	(155)
USD	3,496,923	GBP	2,500,000	04/18	BRC	—	(13,750)
USD	1,044,362	GBP	747,000	04/18	GSC	—	(3,935)
USD	56,161	JPY	5,900,000	04/18	RBC	692	—
USD	25,732	KRW	27,739,600	06/18	GSC	—	(368)
USD	23,303	MXN	438,000	05/18	GSC	—	(635)
USD	511,689	NZD	714,000	04/18	GSC	—	(4,312)
USD	157,648	NZD	215,000	04/18	JPM	2,270	—
USD	44,256	RUB	2,521,010	06/18	BRC	594	—

Total Forward Foreign Currency Contracts						$17,650	($29,989)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

(g)	Purchased options outstanding as of March 31, 2018 were as follows:

Interest Rate Floor/Cap Options

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Cost	Value
Cap - ICE Swap Rate	0.170%	5-Year/10-Year ICE Swap Rate	04/03/18	MSC	$700,000	$210	$—
Cap - ICE Swap Rate	0.174%	5-Year/10-Year ICE Swap Rate	06/11/18	MSC	400,000	160	11

						$370	$11

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call-30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.150%	06/15/18	DUB	$50,000	$5,018	$16

Put-30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.150%	06/15/18	DUB	50,000	5,017	6,819
Put-10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.765%	07/16/18	MSC	150,000	1,740	2,063

							6,757	8,882

Total Interest Rate Swaptions							$11,775	$8,898

Total Purchased Options							$12,145	$8,909

(h)	Premiums received and value of written options outstanding as of March 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices - Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Main 28 5Y	0.475%	04/18/18	DUB	EUR 100,000	$95	($39)
Call - iTraxx Main 29 5Y	0.500%	06/20/18	BRC	900,000	551	(403)

					646	(442)

Credit Default Swaptions on Credit Indices - Sell Protection

Put - iTraxx Main 28 5Y	0.700%	04/18/18	DUB	100,000	103	(17)
Put - iTraxx Main 29 5Y	0.800%	06/20/18	BRC	900,000	1,626	(1,472)
Put - CDX IG 30 5Y	0.900%	06/20/18	JPM	$400,000	494	(463)
Put - CDX IG 30 5Y	0.950%	07/18/18	BRC	100,000	172	(141)
Put - CDX IG 30 5Y	0.950%	07/18/18	DUB	100,000	166	(141)

					2,561	(2,234)

Total Credit Default Swaptions on Credit Indices					$3,207	($2,676)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers NSA	233.92	Maximum of [0, Final Index/Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$1,900,000	$13,823	($777)
Cap - U.S. CPI Urban Consumers NSA	234.78	Maximum of [0, Final Index/Initial Index - (1 + 4.000%)10]	05/16/24	JPM	200,000	1,390	(90)

						15,213	(867)

Floor - U.S. CPI Urban Consumers NSA	234.81	Maximum of [0, 0.000% - ((Final Index/Initial Index)-1)]	03/24/20	JPM	700,000	7,910	(498)
Floor - U.S. CPI Urban Consumers NSA	216.69	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	2,000,000	17,720	—
Floor - U.S. CPI Urban Consumers NSA	217.97	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	300,000	3,870	—

						29,500	(498)

Total Inflation Floor/Cap Options						$44,713	($1,365)

Interest Rate Floor/Cap Options

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - ICE Swap Rate	0.155%	10-Year/30-Year ICE Swap Rate	04/03/18	MSC	$700,000	$252	$—
Cap - ICE Swap Rate	0.155%	10-Year/30-Year ICE Swap Rate	06/11/18	MSC	400,000	160	(7)

						412	(7)

Floor - ICE Swap Rate	0.000%	2-Year/10-Year ICE Swap Rate	01/02/20	MSC	1,000,000	775	(1,404)

Total Interest Rate Floor/Cap Options						$1,187	($1,411)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (05/18)	$121.50	04/20/18	CME	9	$1,093,500	$1,846	($2,813)

Put - U.S. Treasury 10-Year Notes (05/18)	120.00	04/20/18	CME	9	1,080,000	2,505	(844)
Put - U.S. Treasury 30-Year Notes (05/18)	143.00	04/20/18	CME	2	286,000	1,748	(250)
Put - Euro-Bobl (05/18)	EUR 129.00	05/25/18	EUX	1	EUR 129,000	391	(12)

						4,644	(1,106)

Total Options on Futures						$6,490	($3,919)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 3.500% due 05/14/48	$99.88	05/07/18	JPM	$100,000	$457	($583)

Put - Fannie Mae 3.500% due 05/14/48	98.88	05/07/18	JPM	100,000	492	(116)

Total Options on Securities					$949	($699)

Total Written Options					$56,546	($10,070)

(i)	Swap agreements outstanding as of March 31, 2018 were as follows:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Daimler AG	Q	1.000%	12/20/20	ICE	0.294%	EUR 10,000	$236	$165	$71

Credit Default Swaps on Credit Indices - Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Main 28 5Y	Q	1.000%	12/20/22	ICE	EUR 40,000	($1,104)	($1,059)	($45)

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 7	M	0.500%	01/17/47	DUB	$60,000	$667	($1,864)	$2,531
CMBX NA AAA 7	M	0.500%	01/17/47	MSC	40,000	445	(1,242)	1,687

						$1,112	($3,106)	$4,218

Total Credit Default Swaps						$244	($4,000)	$4,244

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S / Q	CME	1.250%	06/15/18	$200,000	($389)	$934	($1,323)
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.070%	03/23/19	620,000	325	36	289
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.027%	11/23/20	100,000	811	—	811
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.021%	11/25/20	100,000	826	—	826
Eurostat Eurozone HICP	Z / Z	LCH	1.295%	03/15/21	EUR 40,000	33	—	33
1-Day EUR-EONIA	A / A	LCH	0.050%	09/19/21	40,000	67	(41)	108
Eurostat Eurozone HICP	Z / Z	LCH	1.165%	12/15/21	50,000	706	42	664
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.210%	02/05/23	$120,000	91	—	91
3-Month USD-LIBOR	S / Q	CME	2.678%	10/25/23	200,000	(971)	—	(971)
3-Month USD-LIBOR	S / Q	CME	2.500%	12/19/23	120,000	(1,634)	(305)	(1,329)
28-Day MXN TIIE	L / L	CME	7.200%	06/05/24	MXN 10,000,000	(6,584)	(11,791)	5,207
28-Day MXN TIIE	L / L	CME	8.035%	12/17/26	500,000	794	(53)	847
GBP Retail Price	Z / Z	LCH	3.428%	03/15/47	GBP 30,000	615	1,774	(1,159)
3-Month USD-LIBOR	S / Q	CME	2.500%	06/20/48	$210,000	(16,447)	(17,106)	659

						($21,757)	($26,510)	$4,753

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	Z / Z	MSC	2.058%	05/12/25	$700,000	($5,991)	$—	($5,991)
U.S. CPI Urban Consumers NSA	Z / Z	MSC	1.788%	07/18/26	100,000	(4,677)	—	(4,677)
U.S. CPI Urban Consumers NSA	Z / Z	MSC	1.805%	09/20/26	10,000	(444)	—	(444)

						(11,112)	—	(11,112)

		Exchange
3-Month USD-LIBOR	S / Q	CME	1.750%	06/20/20	500,000	8,605	9,788	(1,183)
3-Month USD-LIBOR	S / Q	CME	2.000%	07/27/26	400,000	14,967	5,823	9,144
U.S. CPI Urban Consumers NSA	Z / Z	LCH	1.800%	09/12/26	100,000	(4,355)	(1,009)	(3,346)
U.S. CPI Urban Consumers NSA	Z / Z	LCH	1.780%	09/15/26	100,000	(4,575)	(4,854)	279
3-Month USD-LIBOR	S / Q	CME	2.400%	12/07/26	400,000	12,189	4,037	8,152
Eurostat Eurozone HICP	Z / Z	LCH	1.385%	12/15/26	EUR 1,990,000	(28,096)	(26,531)	(1,565)
3-Month USD-LIBOR	S / Q	LCH	1.750%	12/21/26	$340,000	26,886	(2,170)	29,056
Eurostat Eurozone HICP	Z / Z	LCH	1.360%	06/15/27	EUR 30,000	(525)	(441)	(84)
6-Month JPY-LIBOR	S / S	LCH	0.300%	09/20/27	JPY 10,000,000	(405)	(181)	(224)
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.180%	09/20/27	$20,000	(280)	—	(280)
France CPI Ex Tobacco	Z / Z	LCH	1.575%	01/15/28	EUR 60,000	441	—	441
U.S. CPI Urban Consumers NSA	Z / Z	LCH	2.335%	02/05/28	$960,000	4,907	1,730	3,177
France CPI Ex Tobacco	Z / Z	LCH	1.606%	02/15/28	EUR 10,000	116	—	116
Eurostat Eurozone HICP	Z / Z	LCH	1.535%	03/15/28	40,000	62	—	62
3-Month NZD-Bank Bills	S / Q	CME	3.250%	03/21/28	NZD 100,000	(1,202)	308	(1,510)
3-Month USD-LIBOR	S / Q	CME	3.100%	04/17/28	$1,570,000	(11,605)	(10,345)	(1,260)
6-Month GBP-LIBOR	S / S	LCH	1.500%	09/19/28	GBP 370,000	1,922	8,491	(6,569)
6-Month JPY-LIBOR	S / S	LCH	0.450%	03/20/29	JPY 40,000,000	(5,269)	(2,227)	(3,042)
GBP Retail Price	Z / Z	LCH	3.190%	04/15/30	GBP 300,000	(465)	(16,852)	16,387
GBP Retail Price	Z / Z	LCH	3.400%	06/15/30	200,000	7,374	2,397	4,977
GBP Retail Price	Z / Z	LCH	3.530%	10/15/31	50,000	1,714	478	1,236
3-Month USD-LIBOR	S / Q	CME	2.250%	12/21/46	$30,000	3,829	2,278	1,551
U.S. Fed Funds	A / A	LCH	2.000%	12/15/47	40,000	3,051	(72)	3,123
3-Month USD-LIBOR	S / Q	CME	2.750%	12/20/47	144,000	3,567	5,671	(2,104)
6-Month GBP-LIBOR	S / S	LCH	1.750%	09/19/48	GBP 30,000	(2,472)	(1,577)	(895)
3-Month USD-LIBOR	S / Q	CME	2.948%	10/19/48	$30,000	(427)	—	(427)
3-Month USD-LIBOR	S / Q	CME	2.969%	10/25/48	50,000	(931)	—	(931)
3-Month USD-LIBOR	S / Q	CME	2.750%	12/19/48	30,000	822	508	314

						$29,845	($24,750)	$54,595

Total Interest Rate Swaps - Receive Floating Rate						$18,733	($24,750)	$43,483

Total Interest Rate Swaps						($3,024)	($51,260)	$48,236

Total Swap Agreements						($2,780)	($55,260)	$52,480

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2018

(j)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$607,000	$—	$607,000	$—
	Mortgage-Backed Securities	1,450,150	—	1,450,150	—
	Asset-Backed Securities	1,458,278	—	1,458,278	—
	U.S. Treasury Obligations	80,630,753	—	80,630,753	—
	Foreign Government Bonds & Notes	1,981,990	—	1,981,990	—
	Short-Term Investments	4,827,447	52,241	4,775,206	—
	Derivatives:
	Credit Contracts
	Swaps	1,348	—	1,348	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	17,650	—	17,650	—
	Interest Rate Contracts
	Futures	1,771	1,771	—	—
	Purchased Options	8,909	—	8,909	—
	Swaps	94,720	—	94,720	—

	Total Interest Rate Contracts	105,400	1,771	103,629	—

	Total Assets - Derivatives	124,398	1,771	122,627	—

	Total Assets	91,080,016	54,012	91,026,004	—

Liabilities	Reverse Repurchase Agreement	(2,450,000)	—	(2,450,000)	—
	Sale-buyback Financing Transactions	(11,435,396)	—	(11,435,396)	—
	Derivatives:
	Credit Contracts
	Written Options	(2,676)	—	(2,676)
	Swaps	(1,104)	—	(1,104)	—

	Total Credit Contracts	(3,780)	—	(3,780)	—

	Foreign Currency Contracts Forward Foreign Currency Contracts	(29,989)	—	(29,989)	—
	Interest Rate Contracts
	Futures	(58,454)	(58,454)	—	—
	Written Options	(7,394)	—	(7,394)	—
	Swaps	(97,744)	—	(97,744)	—

	Total Interest Rate Contracts	(163,592)	(58,454)	(105,138)	—

	Total Liabilities - Derivatives	(197,361)	(58,454)	(138,907)	—

	Total Liabilities	(14,082,757)	(58,454)	(14,024,303)	—

	Total	$76,997,259	($4,442)	$77,001,701	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 34.6%

Basic Materials - 1.0%

Alcoa Nederland Holding BV 6.750% due 09/30/24 ~	$220,000	$236,500
Anglo American Capital PLC (United Kingdom)
3.625% due 09/11/24 ~	450,000	433,815
3.750% due 04/10/22 ~	240,000	239,453
ArcelorMittal (Luxembourg) 7.250% due 10/15/39	180,000	213,750
Barrick Gold Corp (Canada) 5.250% due 04/01/42	30,000	32,796
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	170,000	193,885
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	15,000	14,915
6.750% due 10/19/75 ~	770,000	866,250
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	370,000	368,011
Freeport-McMoRan Inc
3.550% due 03/01/22	190,000	184,300
5.450% due 03/15/43	100,000	92,470
6.875% due 02/15/23	210,000	226,275
Glencore Funding LLC (Switzerland)
2.875% due 04/16/20 ~	60,000	59,531
4.000% due 03/27/27 ~	640,000	618,580
4.125% due 05/30/23 ~	50,000	50,384
OCP SA (Malaysia) 4.500% due 10/22/25 ~	200,000	197,505
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	100,000	103,098
Southern Copper Corp (Peru) 6.750% due 04/16/40	840,000	1,038,932
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	660,000	779,592
Westlake Chemical Corp 4.875% due 05/15/23	70,000	72,100
Yamana Gold Inc (Canada) 4.625% due 12/15/27 ~	210,000	207,051

		6,229,193

Communications - 2.8%

21st Century Fox America Inc
6.200% due 12/15/34	100,000	124,434
6.650% due 11/15/37	10,000	13,060
Altice Financing SA (Luxembourg) 5.250% due 02/15/23 ~	EUR 300,000	382,018
Altice France SA
6.250% due 05/15/24 ~	$450,000	425,813
7.375% due 05/01/26 ~	210,000	200,813
Altice Luxembourg SA (Luxembourg) 6.250% due 02/15/25 ~	EUR 800,000	915,912
Amazon.com Inc
3.875% due 08/22/37 ~	$160,000	159,371
4.050% due 08/22/47 ~	200,000	199,380
4.950% due 12/05/44	280,000	316,194
America Movil Sab de CV (Mexico) 5.000% due 03/30/20	300,000	310,315
AT&T Inc
3.000% due 02/15/22	80,000	79,061
3.400% due 05/15/25	170,000	163,969
3.900% due 08/14/27	360,000	362,927
4.350% due 06/15/45	840,000	769,251
4.900% due 08/14/37	230,000	232,409
5.300% due 08/14/58	120,000	121,283
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	230,000	223,432
British Telecommunications PLC (United Kingdom) 9.125% due 12/15/30	60,000	87,790

	Principal Amount	Value
CCO Holdings LLC 5.125% due 05/01/27 ~	$140,000	$133,266
Charter Communications Operating LLC
3.579% due 07/23/20	2,140,000	2,146,889
4.200% due 03/15/28	140,000	134,186
6.384% due 10/23/35	50,000	55,936
Comcast Corp
3.375% due 08/15/25	150,000	146,813
3.999% due 11/01/49	151,000	141,701
5.150% due 03/01/20	550,000	572,380
5.650% due 06/15/35	20,000	23,626
DISH DBS Corp
5.875% due 11/15/24	400,000	358,000
6.750% due 06/01/21	210,000	212,625
Myriad International Holdings BV (South Africa) 4.850% due 07/06/27 ~	450,000	459,574
NBCUniversal Media LLC 4.375% due 04/01/21	300,000	311,758
Netflix Inc 5.875% due 02/15/25	40,000	42,000
Sprint Capital Corp 8.750% due 03/15/32	350,000	366,625
Sprint Communications Inc 9.000% due 11/15/18 ~	104,000	107,380
Sprint Corp
7.625% due 02/15/25	240,000	236,700
7.875% due 09/15/23	20,000	20,475
Sprint Spectrum Co LLC
3.360% due 03/20/23 ~	175,000	174,344
4.738% due 09/20/29 ~	450,000	453,375
Telefonica Emisiones SAU (Spain)
4.103% due 03/08/27	210,000	210,038
5.134% due 04/27/20	280,000	290,947
Time Warner Cable LLC
4.125% due 02/15/21	1,120,000	1,132,648
5.875% due 11/15/40	410,000	428,964
6.550% due 05/01/37	100,000	112,607
7.300% due 07/01/38	190,000	227,846
8.250% due 04/01/19	60,000	62,978
Time Warner Entertainment Co LP 8.375% due 07/15/33	100,000	130,336
Time Warner Inc 4.750% due 03/29/21	100,000	104,484
Univision Communications Inc 5.125% due 02/15/25 ~	210,000	196,350
Verizon Communications Inc
2.625% due 08/15/26	20,000	18,287
2.946% due 03/15/22	60,000	59,029
3.376% due 02/15/25	846,000	832,366
3.500% due 11/01/24	80,000	79,270
3.850% due 11/01/42	60,000	52,952
4.125% due 03/16/27	910,000	922,867
4.150% due 03/15/24	300,000	308,175
4.600% due 04/01/21	220,000	229,457
5.500% due 03/16/47	30,000	33,314
Viacom Inc
3.875% due 04/01/24	130,000	129,574
4.250% due 09/01/23	40,000	40,628

		16,788,202

Consumer, Cyclical - 1.8%

Beacon Escrow Corp 4.875% due 11/01/25 ~	80,000	76,600
BMW US Capital LLC (Germany) 1.850% due 09/15/21 ~	40,000	38,365
Cintas Corp
2.900% due 04/01/22	210,000	206,852
3.700% due 04/01/27	210,000	210,009
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	500,000	499,247

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	$228,486	$252,785
Dollar Tree Inc 5.750% due 03/01/23	170,000	178,010
Ford Motor Co 4.750% due 01/15/43	80,000	73,096
Ford Motor Credit Co LLC
3.200% due 01/15/21	1,100,000	1,091,479
3.664% due 09/08/24	290,000	279,902
5.875% due 08/02/21	400,000	427,061
8.125% due 01/15/20	600,000	649,881
General Motors Co
5.150% due 04/01/38	40,000	39,944
6.250% due 10/02/43	100,000	110,033
General Motors Financial Co Inc
2.450% due 11/06/20	480,000	469,552
3.150% due 01/15/20	400,000	400,088
3.200% due 07/13/20	600,000	599,036
3.500% due 07/10/19	700,000	704,701
4.250% due 05/15/23	30,000	30,569
4.350% due 01/17/27	40,000	39,780
4.375% due 09/25/21	380,000	390,885
GLP Capital LP 5.375% due 04/15/26	30,000	30,525
Hilton Worldwide Finance LLC 4.875% due 04/01/27	250,000	247,813
McDonald’s Corp
3.500% due 03/01/27	100,000	99,007
3.700% due 01/30/26	310,000	312,080
NCL Corp Ltd 4.750% due 12/15/21 ~	120,000	121,500
Newell Brands Inc
3.150% due 04/01/21	220,000	218,092
3.850% due 04/01/23	270,000	269,685
4.200% due 04/01/26	190,000	188,396
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	300,000	302,976
5.625% due 03/01/24 ~	440,000	442,068
The Goodyear Tire & Rubber Co 5.000% due 05/31/26	250,000	244,063
The TJX Cos Inc 2.250% due 09/15/26	50,000	45,154
Toll Brothers Finance Corp 4.375% due 04/15/23	80,000	79,600
Walgreens Boots Alliance Inc 3.450% due 06/01/26	270,000	255,415
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	600,000	597,882
ZF North America Capital Inc (Germany) 4.750% due 04/29/25 ~	430,000	436,450

		10,658,581

Consumer, Non-Cyclical - 4.8%

Abbott Laboratories
3.750% due 11/30/26	350,000	348,541
4.750% due 11/30/36	160,000	172,629
4.900% due 11/30/46	290,000	318,672
AbbVie Inc 3.600% due 05/14/25	430,000	424,203
Aetna Inc 2.800% due 06/15/23	100,000	96,164
Allergan Funding SCS
3.450% due 03/15/22	180,000	178,574
3.800% due 03/15/25	420,000	413,175
4.550% due 03/15/35	30,000	29,417
4.750% due 03/15/45	21,000	20,620
Allergan Sales LLC 5.000% due 12/15/21 ~	700,000	731,133

	Principal Amount	Value
Altria Group Inc
2.850% due 08/09/22	$330,000	$323,208
9.250% due 08/06/19	320,000	346,909
Amgen Inc
2.125% due 05/01/20	40,000	39,316
3.625% due 05/22/24	80,000	80,613
4.663% due 06/15/51	11,000	11,411
5.375% due 05/15/43	30,000	34,439
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	370,000	367,288
3.300% due 02/01/23	470,000	470,625
3.650% due 02/01/26	110,000	109,465
4.900% due 02/01/46	750,000	810,625
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	640,000	622,093
5.375% due 01/15/20	220,000	230,226
Anthem Inc
2.950% due 12/01/22	220,000	214,635
3.125% due 05/15/22	150,000	148,108
3.350% due 12/01/24	100,000	97,186
3.650% due 12/01/27	180,000	174,252
3.700% due 08/15/21	80,000	80,958
BAT Capital Corp (United Kingdom)
2.719% (USD LIBOR + 0.880%) due 08/15/22 § ~	800,000	805,288
3.557% due 08/15/27 ~	870,000	833,653
4.540% due 08/15/47 ~	420,000	416,413
Baxalta Inc 2.875% due 06/23/20	500,000	496,686
Becton Dickinson & Co
3.363% due 06/06/24	460,000	443,171
3.734% due 12/15/24	130,000	127,951
4.685% due 12/15/44	90,000	90,788
Campbell Soup Co 3.300% due 03/15/21	600,000	603,875
Cardinal Health Inc
2.616% due 06/15/22	140,000	135,430
3.079% due 06/15/24	180,000	171,888
Celgene Corp
2.250% due 08/15/21	170,000	164,516
3.550% due 08/15/22	90,000	89,939
3.875% due 08/15/25	320,000	317,356
5.000% due 08/15/45	100,000	104,398
5.250% due 08/15/43	60,000	65,509
Centene Corp
4.750% due 05/15/22	120,000	122,100
4.750% due 01/15/25	140,000	136,850
6.125% due 02/15/24	120,000	125,184
Constellation Brands Inc
4.250% due 05/01/23	70,000	71,760
4.750% due 11/15/24	190,000	199,986
CVS Health Corp
2.750% due 12/01/22	890,000	857,323
3.125% due 03/09/20	700,000	701,689
3.350% due 03/09/21	140,000	140,835
3.700% due 03/09/23	130,000	130,543
3.875% due 07/20/25	277,000	274,876
4.100% due 03/25/25	250,000	251,926
4.300% due 03/25/28	1,570,000	1,582,814
5.050% due 03/25/48	10,000	10,538
5.125% due 07/20/45	160,000	171,211
Danone SA (France) 2.589% due 11/02/23 ~	940,000	891,455
DaVita Inc 5.000% due 05/01/25	10,000	9,691
Ecolab Inc 4.350% due 12/08/21	106,000	110,836
Eli Lilly & Co 3.100% due 05/15/27	160,000	156,187
EMD Finance LLC (Germany) 2.400% due 03/19/20 ~	500,000	494,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Gilead Sciences Inc
2.550% due 09/01/20	$50,000	$49,607
3.650% due 03/01/26	90,000	90,359
3.700% due 04/01/24	200,000	200,957
4.150% due 03/01/47	300,000	293,944
4.750% due 03/01/46	30,000	32,342
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	180,000	178,802
HCA Inc
4.500% due 02/15/27	10,000	9,675
5.250% due 06/15/26	20,000	20,310
5.375% due 02/01/25	20,000	20,100
5.500% due 06/15/47	50,000	48,438
5.875% due 03/15/22	210,000	221,813
5.875% due 05/01/23	170,000	176,375
7.500% due 02/15/22	80,000	88,100
Humana Inc
3.150% due 12/01/22	110,000	108,728
3.950% due 03/15/27	150,000	149,626
4.625% due 12/01/42	110,000	111,030
4.800% due 03/15/47	20,000	20,675
4.950% due 10/01/44	80,000	84,465
Johnson & Johnson 3.625% due 03/03/37	230,000	229,093
Kraft Heinz Foods Co
3.000% due 06/01/26	160,000	147,857
3.500% due 06/06/22	120,000	119,970
3.950% due 07/15/25	180,000	179,392
4.875% due 02/15/25 ~	172,000	179,381
5.000% due 07/15/35	150,000	155,812
5.000% due 06/04/42	50,000	50,276
5.200% due 07/15/45	80,000	81,470
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	190,000	188,813
Medtronic Global Holdings SCA 3.350% due 04/01/27	240,000	236,966
Medtronic Inc 3.500% due 03/15/25	770,000	769,975
Merck & Co Inc 2.750% due 02/10/25	210,000	202,492
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	150,000	155,250
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	310,000	322,025
5.500% due 01/15/42 ~	150,000	174,534
Philip Morris International Inc
1.875% due 11/01/19	350,000	345,295
2.500% due 08/22/22	500,000	483,867
2.500% due 11/02/22	190,000	183,590
4.500% due 03/20/42	80,000	82,902
Reynolds American Inc
3.250% due 06/12/20	81,000	81,040
5.850% due 08/15/45	150,000	175,830
6.150% due 09/15/43	30,000	36,165
6.875% due 05/01/20	400,000	429,148
8.125% due 06/23/19	120,000	127,399
Tenet Healthcare Corp 8.125% due 04/01/22	120,000	125,550
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	100,000	88,637
Teva Pharmaceutical Finance Netherlands II BV (Israel) 4.500% due 03/01/25 ~	EUR 600,000	741,091
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	$80,000	77,377
2.200% due 07/21/21	520,000	468,534
2.800% due 07/21/23	40,000	33,919
3.150% due 10/01/26	30,000	24,111

	Principal Amount	Value
Teva Pharmaceutical Finance IV BV (Israel)
3.650% due 11/10/21	$100,000	$94,179
United Rentals North America Inc
4.875% due 01/15/28	30,000	29,025
5.500% due 07/15/25	90,000	92,475
5.875% due 09/15/26	90,000	93,938
UnitedHealth Group Inc
2.700% due 07/15/20	180,000	179,237
2.875% due 12/15/21	120,000	118,960
3.750% due 07/15/25	80,000	81,065
3.875% due 10/15/20	230,000	234,732
Valeant Pharmaceuticals International Inc
5.625% due 12/01/21 ~	40,000	38,350
5.875% due 05/15/23 ~	50,000	44,563
6.500% due 03/15/22 ~	60,000	62,175
7.000% due 03/15/24 ~	170,000	177,863
7.500% due 07/15/21 ~	280,000	283,150
9.000% due 12/15/25 ~	130,000	129,675
9.250% due 04/01/26 ~	60,000	59,925
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	170,000	171,476

		28,695,783

Energy - 3.5%

Anadarko Petroleum Corp
4.850% due 03/15/21	80,000	83,220
5.550% due 03/15/26	100,000	109,277
6.450% due 09/15/36	630,000	756,319
8.700% due 03/15/19	420,000	441,972
Apache Corp
3.250% due 04/15/22	30,000	29,700
4.250% due 01/15/44	400,000	367,598
4.750% due 04/15/43	80,000	79,643
5.100% due 09/01/40	190,000	194,848
Baker Hughes LLC
3.200% due 08/15/21	110,000	110,298
5.125% due 09/15/40	30,000	33,261
BP Capital Markets PLC (United Kingdom)
2.183% (USD LIBOR + 0.350%) due 08/14/18 §	500,000	500,326
3.119% due 05/04/26	260,000	251,770
3.216% due 11/28/23	100,000	99,166
3.245% due 05/06/22	30,000	30,065
3.506% due 03/17/25	350,000	349,532
Chesapeake Energy Corp
5.750% due 03/15/23	30,000	27,188
6.125% due 02/15/21	230,000	232,300
8.000% due 12/15/22 ~	16,000	16,940
Chevron Corp 2.954% due 05/16/26	570,000	548,627
CNOOC Finance USA LLC (China) 3.500% due 05/05/25	950,000	919,279
ConocoPhillips 6.500% due 02/01/39	80,000	105,107
Continental Resources Inc 4.375% due 01/15/28 ~	100,000	97,625
Devon Energy Corp
3.250% due 05/15/22	310,000	306,662
5.850% due 12/15/25	525,000	596,895
Ecopetrol SA (Colombia)
5.375% due 06/26/26	250,000	261,125
5.875% due 05/28/45	650,000	643,305
Energy Transfer Partners LP 5.875% due 03/01/22	230,000	245,598
EOG Resources Inc 4.150% due 01/15/26	160,000	165,467
Exxon Mobil Corp
3.043% due 03/01/26	350,000	343,331
4.114% due 03/01/46	270,000	285,259
Genesis Energy LP 5.625% due 06/15/24	200,000	189,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Halliburton Co 3.800% due 11/15/25	$390,000	$392,171
Kinder Morgan Energy Partners LP
3.500% due 03/01/21	80,000	80,091
3.950% due 09/01/22	150,000	151,283
6.850% due 02/15/20	210,000	223,194
Kinder Morgan Inc
4.300% due 03/01/28	270,000	269,431
5.000% due 02/15/21 ~	400,000	415,623
MPLX LP
4.000% due 03/15/28	130,000	128,353
4.500% due 04/15/38	240,000	236,118
4.700% due 04/15/48	430,000	422,555
4.875% due 12/01/24	230,000	241,400
Noble Energy Inc
3.850% due 01/15/28	240,000	236,286
5.250% due 11/15/43	200,000	214,019
Occidental Petroleum Corp
3.000% due 02/15/27	200,000	191,816
4.100% due 02/15/47	280,000	278,550
4.400% due 04/15/46	80,000	83,616
4.625% due 06/15/45	240,000	255,441
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25 ~	1,955,000	1,933,006
6.250% due 03/17/24	1,010,000	1,068,580
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	500,000	487,250
6.875% due 08/04/26	220,000	241,406
QEP Resources Inc 6.875% due 03/01/21	150,000	159,750
Range Resources Corp 5.000% due 03/15/23	310,000	298,778
Sabine Pass Liquefaction LLC 5.875% due 06/30/26	200,000	218,823
Schlumberger Holdings Corp 3.000% due 12/21/20 ~	190,000	189,622
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	350,000	337,460
4.000% due 05/10/46	110,000	110,774
4.375% due 03/25/20	420,000	432,803
4.375% due 05/11/45	330,000	350,914
4.550% due 08/12/43	130,000	141,611
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	730,000	747,508
The Williams Cos Inc 7.500% due 01/15/31	450,000	549,844
Transcontinental Gas Pipe Co LLC 7.850% due 02/01/26	1,020,000	1,256,270
Whiting Petroleum Corp
6.250% due 04/01/23	60,000	60,900
6.625% due 01/15/26 ~	150,000	151,313
Williams Partners LP 5.250% due 03/15/20	90,000	93,291
WPX Energy Inc 8.250% due 08/01/23	30,000	33,750

		21,104,803

Financial - 17.0%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	200,000	205,278
AerCap Ireland Capital DAC (Netherlands)
3.750% due 05/15/19	1,550,000	1,560,024
4.625% due 07/01/22	160,000	164,132
5.000% due 10/01/21	150,000	156,233
Ally Financial Inc
3.600% due 05/21/18	800,000	801,000
8.000% due 11/01/31	460,000	563,500
Ambac LSNI LLC (Cayman) 6.811% (USD LIBOR + 5.000%) due 02/12/23 § ~	400,000	405,000

	Principal Amount	Value
American Express Co 3.400% due 02/27/23	$700,000	$699,208
American Express Credit Corp 2.375% due 05/26/20	200,000	197,443
American International Group Inc 3.750% due 07/10/25	820,000	808,268
American Tower Corp REIT 5.900% due 11/01/21	500,000	541,864
AvalonBay Communities Inc REIT 3.450% due 06/01/25	300,000	296,842
Bank of America Corp
2.600% due 01/15/19	110,000	110,121
2.741% (USD LIBOR + 1.000%) due 04/24/23 §	500,000	503,861
2.815% (USD LIBOR + 0.790%) due 03/05/24 §	700,000	697,076
3.004% due 12/20/23 ~	655,000	642,666
3.300% due 01/11/23	360,000	359,259
3.419% due 12/20/28 ~	603,000	577,906
3.500% due 04/19/26	360,000	353,860
3.550% due 03/05/24	390,000	391,320
3.593% due 07/21/28	100,000	97,175
4.000% due 04/01/24	850,000	868,916
4.100% due 07/24/23	500,000	516,332
4.200% due 08/26/24	390,000	395,716
4.250% due 10/22/26	2,200,000	2,216,402
4.450% due 03/03/26	90,000	92,038
5.650% due 05/01/18	900,000	902,277
5.875% due 03/15/28	600,000	604,535
6.100% due 03/17/25	160,000	168,600
6.250% due 09/05/24	280,000	297,178
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	800,000	879,380
Barclays PLC (United Kingdom)
3.684% due 01/10/23	500,000	496,030
6.500% due 09/15/19	EUR 600,000	786,031
Blackstone CQP Holdco LP 6.000% due 08/18/21 ~	$600,000	604,500
Brighthouse Financial Inc 4.700% due 06/22/47 ~	350,000	321,445
Chubb INA Holdings Inc
2.300% due 11/03/20	120,000	118,213
3.350% due 05/03/26	140,000	137,760
CIT Group Inc 5.250% due 03/07/25	110,000	112,895
Citigroup Inc
2.700% due 03/30/21	800,000	788,782
2.750% due 04/25/22	800,000	779,802
2.965% (USD LIBOR + 0.930%) due 06/07/19 §	300,000	302,034
4.400% due 06/10/25	400,000	407,560
4.450% due 09/29/27	1,550,000	1,569,101
4.750% due 05/18/46	60,000	61,101
5.300% due 05/06/44	232,000	255,161
5.500% due 09/13/25	520,000	564,405
5.950% due 01/30/23	300,000	309,195
5.950% due 05/15/25	1,350,000	1,389,488
6.675% due 09/13/43	70,000	90,883
8.125% due 07/15/39	10,000	15,160
Commonwealth Bank of Australia (Australia)
3.900% due 07/12/47 ~	210,000	204,238
5.000% due 10/15/19 ~	160,000	164,910
Cooperatieve Rabobank UA (Netherlands)
3.750% due 07/21/26	680,000	657,036
4.375% due 08/04/25	880,000	889,743
4.625% due 12/01/23	290,000	302,530
4.750% due 01/15/20 ~	340,000	350,138
5.500% due 06/29/20 ~	EUR 300,000	399,081
6.875% due 03/19/20 ~	300,000	416,191
11.000% due 06/30/20 ~	$380,000	416,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Credit Agricole SA (France) 8.375% due 10/13/19 ~	$300,000	$322,500
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	500,000	488,809
3.800% due 09/15/22	800,000	806,158
3.800% due 06/09/23	500,000	501,352
4.875% due 05/15/45	640,000	680,814
Deutsche Bank AG (Germany)
2.692% (USD LIBOR + 0.970%) due 07/13/20 §	500,000	501,488
3.150% due 01/22/21	600,000	591,349
3.721% (USD LIBOR + 1.910%) due 05/10/19 §	800,000	810,928
4.250% due 10/14/21	600,000	609,793
ERP Operating LP REIT 3.375% due 06/01/25	200,000	197,550
GE Capital International Funding Co
2.342% due 11/15/20	383,000	374,643
3.373% due 11/15/25	485,000	468,993
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	200,000	197,152
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	740,000	743,612
3.900% due 05/25/26	430,000	429,306
4.250% due 08/18/25	620,000	615,732
6.250% due 03/23/23	390,000	395,850
6.375% due 09/17/24	280,000	284,200
6.500% due 03/23/28	390,000	398,288
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	440,000	475,976
International Lease Finance Corp
5.875% due 08/15/22	400,000	430,151
6.250% due 05/15/19	500,000	517,268
Intesa Sanpaolo SPA (Italy)
3.125% due 07/14/22 ~	300,000	290,131
3.375% due 01/12/23 ~	220,000	214,935
3.875% due 07/14/27 ~	230,000	217,574
5.017% due 06/26/24 ~	880,000	868,780
5.710% due 01/15/26 ~	200,000	200,916
JPMorgan Chase & Co
2.250% due 01/23/20	600,000	592,803
2.550% due 03/01/21	300,000	295,322
2.700% due 05/18/23	1,400,000	1,351,151
4.125% due 12/15/26	520,000	523,200
4.250% due 10/01/27	120,000	121,622
4.350% due 08/15/21	290,000	300,455
4.950% due 06/01/45	350,000	378,937
JPMorgan Chase Bank NA 2.070% (USD LIBOR + 0.250%) due 02/13/20 §	700,000	700,106
Kimco Realty Corp REIT 2.700% due 03/01/24	900,000	847,830
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	32,225
Lifestorage LP REIT 3.500% due 07/01/26	800,000	765,162
Lloyds Banking Group PLC (United Kingdom)
3.265% (AUD Bank Bill + 1.400%) due 03/07/25 §	AUD 800,000	610,651
3.574% due 11/07/28	$200,000	189,014
4.000% due 03/07/25	AUD 900,000	694,432
4.375% due 03/22/28	$200,000	202,263
4.500% due 11/04/24	610,000	615,362
MetLife Inc 4.750% due 02/08/21	230,000	240,062
Mitsubishi UFJ Financial Group Inc (Japan) 2.998% due 02/22/22	200,000	197,414
3.455% due 03/02/23	600,000	599,582

	Principal Amount	Value
Morgan Stanley
2.294% (USD LIBOR + 0.550%) due 02/10/21 §	$500,000	$500,410
2.450% due 02/01/19	800,000	798,526
3.125% due 07/27/26	200,000	189,352
Nasdaq Inc 3.850% due 06/30/26	800,000	790,078
Navient Corp 8.000% due 03/25/20	330,000	351,450
New York Life Global Funding 2.900% due 01/17/24 ~	1,000,000	984,674
Nuveen Finance LLC 2.950% due 11/01/19 ~	80,000	79,826
Nykredit Realkredit AS (Denmark)
1.000% due 04/01/18	DKK 3,900,000	643,713
1.000% due 10/01/18 ~	14,700,000	2,444,585
Quicken Loans Inc 5.750% due 05/01/25 ~	$190,000	190,475
Realkredit Danmark AS (Denmark)
1.000% due 04/01/18	DKK 27,300,000	4,505,991
2.000% due 04/01/18	31,900,000	5,265,243
Reliance Standard Life Global Funding II 2.500% due 01/15/20 ~	$70,000	69,313
Royal Bank of Canada (Canada) 2.150% due 10/26/20	170,000	166,337
Royal Bank of Scotland Group PLC (United Kingdom)
2.500% due 03/22/23 ~	EUR 600,000	788,238
3.875% due 09/12/23	$600,000	593,035
5.125% due 05/28/24	1,700,000	1,730,884
6.125% due 12/15/22	160,000	169,916
Santander Holdings USA Inc 4.500% due 07/17/25	70,000	71,149
Santander UK Group Holdings PLC (United Kingdom)
2.375% due 03/16/20	100,000	98,631
2.875% due 10/16/20	1,100,000	1,090,838
Simon Property Group LP REIT 2.500% due 09/01/20	400,000	395,692
Standard Chartered PLC (United Kingdom) 5.700% due 03/26/44 ~	710,000	783,701
Sumitomo Mitsui Banking Corp (Japan) 2.514% due 01/17/20	600,000	594,249
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	290,000	279,891
Sumitomo Mitsui Trust Bank Ltd (Japan) 2.618% (USD LIBOR + 0.440%) due 09/19/19 § ~	800,000	800,401
Teachers Insurance & Annuity Association of America
4.900% due 09/15/44 ~	100,000	110,281
6.850% due 12/16/39 ~	18,000	24,030
The Depository Trust & Clearing Corp 4.875% due 06/15/20 ~	250,000	256,125
The Goldman Sachs Group Inc
2.552% (USD LIBOR + 0.780%) due 10/31/22 §	500,000	499,401
2.556% (USD LIBOR + 0.750%) due 02/23/23 §	600,000	598,067
3.325% (USD LIBOR + 1.200%) due 09/15/20 §	500,000	508,068
3.500% due 01/23/25	700,000	686,941
3.750% due 05/22/25	600,000	594,154
3.850% due 07/08/24	740,000	743,679
4.250% due 10/21/25	2,220,000	2,232,335
5.150% due 05/22/45	310,000	334,638
5.250% due 07/27/21	620,000	656,837
6.250% due 02/01/41	550,000	697,775

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
The Royal Bank of Scotland PLC (United Kingdom) 6.934% due 04/09/18 ~	EUR 200,000	$246,364
The Toronto-Dominion Bank (Canada) 2.500% due 01/18/23 ~	$1,200,000	1,180,310
UBS AG (Switzerland)
2.304% (USD LIBOR + 0.320%) due 05/28/19 § ~	800,000	800,464
2.355% (USD LIBOR + 0.320%) due 12/07/18 § ~	800,000	800,750
UBS Group Funding Switzerland AG (Switzerland)
3.000% due 04/15/21 ~	1,000,000	989,973
3.491% due 05/23/23 ~	610,000	603,145
4.125% due 09/24/25 ~	1,420,000	1,428,455
4.253% due 03/23/28 ~	630,000	634,942
US Capital Funding II Ltd (Cayman) 2.523% (USD LIBOR + 0.750%) due 08/01/34 § ~	600,000	564,000
Vesteda Finance BV (Netherlands) 2.500% due 10/27/22	EUR 600,000	794,144
Visa Inc
3.150% due 12/14/25	$760,000	745,723
4.300% due 12/14/45	350,000	375,519
Washington Prime Group LP 5.950% due 08/15/24	700,000	668,104
WEA Finance LLC REIT (Australia) 3.750% due 09/17/24 ~	650,000	651,429
Wells Fargo & Co
3.000% due 10/23/26	650,000	608,978
3.002% (USD LIBOR + 1.230%) due 10/31/23 §	2,000,000	2,030,347
3.450% due 02/13/23	110,000	108,557
4.300% due 07/22/27	1,550,000	1,560,198
4.400% due 06/14/46	90,000	87,407
4.600% due 04/01/21	1,310,000	1,360,406
4.900% due 11/17/45	460,000	482,524
5.606% due 01/15/44	350,000	401,525
5.875% due 06/15/25	60,000	63,195
Westpac Banking Corp (Australia)
2.300% due 05/26/20	40,000	39,431
2.600% due 11/23/20	200,000	197,572

		101,618,014

Industrial - 1.3%

Caterpillar Financial Services Corp 1.931% due 10/01/21	220,000	212,688
CNH Industrial Capital LLC 4.875% due 04/01/21	400,000	412,500
DAE Funding LLC (United Arab Emirates)
4.500% due 08/01/22 ~	82,000	78,003
5.000% due 08/01/24 ~	80,000	75,900
Eaton Corp
2.750% due 11/02/22	810,000	791,815
4.150% due 11/02/42	180,000	178,792
General Electric Co
3.150% due 09/07/22	187,000	184,295
5.000% due 01/21/21	400,000	396,500
5.300% due 02/11/21	480,000	503,443
5.500% due 01/08/20	20,000	20,805
5.875% due 01/14/38	40,000	46,575
6.000% due 08/07/19	132,000	136,857
6.875% due 01/10/39	798,000	1,034,107
Harris Corp 5.054% due 04/27/45	140,000	154,718
John Deere Capital Corp 1.700% due 01/15/20	100,000	98,087
Lockheed Martin Corp
3.100% due 01/15/23	20,000	19,895
3.550% due 01/15/26	420,000	416,953
4.500% due 05/15/36	70,000	74,392

	Principal Amount	Value
Northrop Grumman Corp
2.930% due 01/15/25	$20,000	$19,195
3.250% due 01/15/28	660,000	630,839
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	200,000	196,690
5.500% due 02/15/24 ~	130,000	126,425
Raytheon Co 3.125% due 10/15/20	160,000	160,993
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	100,000	101,095
5.750% due 10/15/20	193,822	196,487
The Boeing Co 4.875% due 02/15/20	630,000	657,076
United Parcel Service Inc
2.500% due 04/01/23	110,000	106,623
3.050% due 11/15/27	80,000	77,040
United Technologies Corp
4.500% due 04/15/20	210,000	217,134
4.500% due 06/01/42	70,000	71,147
Waste Management Inc 3.500% due 05/15/24	240,000	240,747

		7,637,816

Technology - 1.1%

Apple Inc
2.000% due 11/13/20	240,000	235,875
2.450% due 08/04/26	620,000	575,008
Broadcom Corp
3.125% due 01/15/25	190,000	179,782
3.875% due 01/15/27	30,000	29,204
Dell International LLC
3.480% due 06/01/19 ~	710,000	713,365
4.420% due 06/15/21 ~	1,000,000	1,026,325
5.450% due 06/15/23 ~	500,000	530,416
7.125% due 06/15/24 ~	410,000	438,072
First Data Corp
5.000% due 01/15/24 ~	480,000	481,800
7.000% due 12/01/23 ~	10,000	10,538
Intel Corp
3.700% due 07/29/25	120,000	122,684
3.734% due 12/08/47 ~	76,000	74,059
Microsoft Corp
2.400% due 08/08/26	1,120,000	1,043,376
2.700% due 02/12/25	140,000	135,231
2.875% due 02/06/24	580,000	569,814
3.300% due 02/06/27	570,000	566,148
3.450% due 08/08/36	20,000	19,517
3.950% due 08/08/56	80,000	79,578

		6,830,792

Utilities - 1.3%

American Electric Power Co Inc 2.150% due 11/13/20	500,000	489,384
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	71,902
Duke Energy Corp 3.950% due 08/15/47	30,000	28,222
Emera US Finance LP (Canada) 2.700% due 06/15/21	800,000	782,269
FirstEnergy Corp
3.900% due 07/15/27	460,000	452,318
4.250% due 03/15/23	410,000	420,172
7.375% due 11/15/31	1,410,000	1,857,413
IPALCO Enterprises Inc 3.450% due 07/15/20	800,000	804,080
National Fuel Gas Co 4.900% due 12/01/21	2,000,000	2,077,371
Pacific Gas & Electric Co
5.800% due 03/01/37	130,000	151,184
6.050% due 03/01/34	490,000	584,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Progress Energy Inc 4.400% due 01/15/21	$60,000	$61,675
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	209,497

		7,990,412

Total Corporate Bonds & Notes (Cost $211,396,363)		207,553,596

SENIOR LOAN NOTES - 5.0%

Communications - 0.9%

Altice France SA Term B-12 (France) 4.720% (USD LIBOR + 3.000%) due 01/31/26 §	519,698	500,799
CenturyLink Inc Term B 4.627% (USD LIBOR + 2.750%) due 01/31/25 §	593,513	585,167
Charter Communications Operating LLC Term B 3.880% (USD LIBOR + 2.000%) due 04/30/25 §	862,803	866,901
CSC Holdings LLC 4.036% (USD LIBOR + 2.250%) due 07/17/25 §	365,658	365,749
Level 3 Parent LLC Term B 4.111% (USD LIBOR + 2.250%) due 02/22/24 §	710,000	711,830
Sinclair Television Group Inc Term B due 12/12/24 ¥	540,000	543,440
Sprint Communications Inc Term B 4.438% (USD LIBOR + 2.500%) due 02/02/24 §	71,638	71,739
Univision Communications Inc Term C-5 4.627% (USD LIBOR + 2.750%) due 03/15/24 §	709,480	699,392
UPC Financing Partnership Term AR 4.277% (USD LIBOR + 2.500%) due 01/15/26 §	560,000	562,400
Virgin Media Bristol LLC Term K 4.277% (USD LIBOR + 2.500%) due 01/15/26 §	458,463	461,328
Ziggo Secured Finance Partnership Term E (Netherlands) 4.277% (USD LIBOR + 2.500%) due 04/27/25 §	159,750	158,801

		5,527,546

Consumer, Cyclical - 1.7%

American Airlines Inc Term B
3.777% (USD LIBOR + 2.000%) due 12/14/23 §	79,200	79,363
3.875% (USD LIBOR + 2.000%) due 06/27/20 §	634,329	636,034
American Axle & Manufacturing Inc Term B 4.130% (USD LIBOR + 2.250%) due 04/06/24 §	117,828	118,454
American Builders & Contractors Supply Co Inc Term B-1 4.377% (USD LIBOR + 2.500%) due 10/31/23 §	703,945	706,487
Aramark Services Inc Term B-1 3.877% (USD LIBOR + 2.000%) due 03/11/25 §	249,375	251,765
Aristocrat International Pty Ltd Term B (Australia) due 10/19/24 ¥	19,950	20,075
3.745% (USD LIBOR + 2.000%) due 10/20/21 §	443,925	446,468
Beacon Roofing Supply Inc Term B 3.936% (USD LIBOR + 2.250%) due 01/02/25 §	590,000	593,605

	Principal Amount	Value
Boyd Gaming Corp Term B 4.236% (USD LIBOR + 2.500%) due 09/15/23 §	$258,281	$259,987
Caesars Resort Collection LLC Term B 4.627% (USD LIBOR + 2.750%) due 12/22/24 §	526,181	530,362
CityCenter Holdings LLC Term B 4.377% (USD LIBOR + 2.500%) due 04/18/24 §	63,580	63,942
CWGS Group LLC Term B 4.702% (USD LIBOR + 3.000%) due 11/08/23 §	425,700	427,190
Golden Nugget Inc 4.979% (USD LIBOR + 2.750%) due 10/04/23 §	700,262	707,046
Hilton Worldwide Finance LLC Term B-2 3.872% (USD LIBOR + 2.000%) due 10/25/23 §	701,690	706,315
Michaels Stores Inc Term B-1 4.589% (USD LIBOR + 2.750%) due 01/28/23 §	1,245,837	1,253,277
New Red Finance Inc Term B (Canada) 4.294% (USD LIBOR + 2.250%) due 02/17/24 §	702,864	704,475
Party City Holdings Inc 4.487% (USD LIBOR + 2.750%) due 08/19/22 §	508,735	511,350
Petco Animal Supplies Inc Term B-1 4.772% (USD LIBOR + 3.250%) due 01/26/23 §	902,947	665,547
PetSmart Inc Term B 4.680% (USD LIBOR + 3.000%) due 03/11/22 §	581,489	468,099
Scientific Games International Inc Term B-5 4.722% (USD LIBOR + 2.750%) due 08/14/24 §	590,400	593,260
Station Casinos LLC Term B 4.380% (USD LIBOR + 2.500%) due 06/08/23 §	478,334	480,276

		10,223,377

Consumer, Non-Cyclical - 1.1%

Air Medical Group Holdings Inc Term B 4.936% (USD LIBOR + 3.250%) due 04/28/22 §	550,136	553,102
Albertson’s LLC
Term B-4 4.627% (USD LIBOR + 2.750%) due 08/25/21 §	303,596	300,645
Term B-6 4.956% (USD LIBOR + 3.000%) due 06/22/23 §	218,003	215,686
Catalent Pharma Solutions Inc Term B 4.127% (USD LIBOR + 2.250%) due 05/20/24 §	335,974	337,794
Change Healthcare Holdings LLC Term B 4.627% (USD LIBOR + 2.750%) due 03/01/24 §	912,385	915,616
HCA Inc Term B-10 3.877% (USD LIBOR + 2.000%) due 03/13/25 §	542,530	547,165
Jaguar Holding Co II 4.600% (USD LIBOR + 2.500%) due 08/18/22 §	758,024	761,577
MPH Acquisition Holdings LLC Term B 5.052% (USD LIBOR + 3.000%) due 06/07/23 §	657,164	661,066
PAREXEL International Corp Term B 4.627% (USD LIBOR + 3.000%) due 09/27/24 §	219,449	219,778

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Post Holdings Inc Term B 3.880% (USD LIBOR + 2.000%) due 05/24/24 §	$620,110	$622,192
Prime Security Services Borrower LLC Term B 4.627% (USD LIBOR + 2.750%) due 05/02/22 §	703,758	709,964
Trans Union LLC Term B-3 3.877% (USD LIBOR + 2.000%) due 04/09/23 §	631,975	634,524
Valeant Pharmaceuticals International Inc Term BF4 5.240% (USD LIBOR + 3.500%) due 04/01/22 §	300,000	303,544

		6,782,653

Financial - 0.4%

Flying Fortress Holdings LLC Term B 4.052% (USD LIBOR + 1.750%) due 10/30/22 §	500,000	502,634
Lions Gate Capital Holdings LLC Term B due 03/24/25 ¥	114,469	114,970
MGM Growth Properties Operating Partnership LP REIT Term B 4.292% (USD LIBOR + 2.000%) due 03/25/25 § ¥	671,581	674,016
RPI Finance Trust Term B-6 4.302% (USD LIBOR + 2.000%) due 03/27/23 §	638,563	642,155
VICI Properties 1 LLC REIT Term B 3.854% (USD LIBOR + 2.250%) due 12/15/24 §	268,636	269,849

		2,203,624

Industrial - 0.6%

Avolon (US) LLC Term B-2 (Ireland) 4.072% (USD LIBOR + 2.250%) due 04/03/22 §	706,441	707,864
Berry Global Inc
Term Q 3.823% (USD LIBOR + 2.000%) due 10/01/22 §	637,270	640,605
Term R 3.740% (USD LIBOR + 2.000%) due 01/19/24 §	74,623	75,043
Quikrete Holdings Inc Term B 4.627% (USD LIBOR + 2.750%) due 11/15/23 § ¥	267,190	268,693
Reynolds Group Holdings Inc Term B 4.627% (USD LIBOR + 3.000%) due 02/05/23 §	695,620	699,968
XPO Logistics Inc Term B 3.920% (USD LIBOR + 2.000%) due 02/24/25 §	676,896	680,154
Zebra Technologies Corp Term B 3.752% (USD LIBOR + 2.000%) due 10/27/21 §	356,737	359,152

		3,431,479

Technology - 0.3%

Dell International LLC Term B 3.880% (USD LIBOR + 2.000%) due 09/07/23 §	669,125	670,589
First Data Corp 4.122% (USD LIBOR + 2.250%) due 04/26/24 §	698,263	700,191
ON Semiconductor Corp Term B 3.877% (USD LIBOR + 2.000%) due 03/31/23 §	215,281	216,666
Western Digital Corp Term B-3 3.877% (USD LIBOR + 2.000%) due 04/29/23 §	174,469	175,638

		1,763,084

	Principal Amount	Value
Utilities - 0.0%

Vistra Operations Co LLC
Term B 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	$33,893	$34,164
Term C 4.377% (USD LIBOR + 2.500%) due 08/04/23 §	6,021	6,070

		40,234

Total Senior Loan Notes (Cost $30,301,166)		29,971,997

MORTGAGE-BACKED SECURITIES - 42.7%

Collateralized Mortgage Obligations - Commercial - 4.8%

BAMLL Re-REMIC Trust 5.826% due 08/10/45 § ~	1,812,145	1,367,209
Banc of America Commercial Mortgage Trust 5.578% due 04/10/49 §	354,159	235,519
BANK 4.372% due 05/15/50 §	470,000	472,269
BBCCRE Trust 4.563% due 08/10/33 § ~	320,000	277,953
BX Trust 2.697% (USD LIBOR + 0.920%) due 07/15/34 § ~	800,000	802,761
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	4,879	2,895
CHT Trust 2.707% (USD LIBOR + 0.930%) due 11/15/36 § ~	520,000	521,807
Citigroup Commercial Mortgage Trust
3.110% due 04/10/48 ~	150,000	114,238
3.172% due 09/10/58	350,000	264,850
3.251% due 05/10/35 ~	500,000	501,217
4.017% due 10/10/47	270,000	274,415
Commercial Mortgage Trust
4.239% due 11/10/47 §	160,000	162,485
4.353% due 02/10/48 §	90,000	88,374
Core Industrial Trust 3.849% due 02/10/34 § ~	400,000	395,581
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	116,474	96,004
CSAIL Commercial Mortgage Trust 4.298% due 04/15/50 §	1,060,000	1,066,758
CSMC Trust
2.761% due 04/05/33 ~	480,000	475,811
3.953% due 09/15/37 ~	400,000	408,963
4.373% due 09/15/37 ~	1,230,000	1,071,651
7.777% (USD LIBOR + 6.000%) due 11/15/33 § ~	490,000	494,591
DBUBS Mortgage Trust 5.341% due 08/10/44 § ~	260,000	274,549
Fannie Mae
2.499% due 09/25/26	430,000	409,257
3.136% due 11/25/27 §	130,000	128,355
Fannie Mae (IO) 0.370% due 10/25/24 §	11,323,711	227,809
FORT CRE LLC 3.361% (USD LIBOR + 1.500%) due 05/21/36 § ~	135,764	135,796
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.513% due 08/25/19 §	21,992,484	82,448
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	200,000	195,617
GE Commercial Mortgage Co 5.677% due 12/10/49 §	200,000	105,172

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Government National Mortgage Association (IO)
0.467% due 01/16/53 §	$12,642,495	$400,325
0.651% due 04/16/47 §	4,967,623	192,156
GRACE Mortgage Trust 3.520% due 06/10/28 ~	600,000	598,701
GS Mortgage Securities Trust
3.203% due 02/10/29 ~	400,000	401,442
4.422% due 11/10/48 §	720,000	726,550
5.622% due 11/10/39	137,582	129,824
Hudson Yards Mortgage Trust 2.835% due 08/10/38 ~	540,000	512,565
JP Morgan Chase Commercial Mortgage Securities Trust
2.870% due 08/15/49	700,000	667,880
4.057% (USD LIBOR + 2.280%) due 11/15/31 § ~	338,278	339,153
4.127% (USD LIBOR + 2.350%) due 08/15/27 § ~	210,000	210,385
4.572% due 07/15/47 §	380,000	378,322
5.327% (USD LIBOR + 3.550%) due 08/15/27 § ~	120,000	120,208
5.411% due 05/15/47	1,450,000	1,065,657
5.438% due 01/15/49 ~	470,000	113,084
5.502% due 06/12/47 §	570,000	472,582
5.640% due 02/12/49 §	991,559	718,384
JPMBB Commercial Mortgage Securities Trust
3.364% due 09/15/47 § ~	680,000	427,061
4.618% due 08/15/48 §	550,000	561,608
LSTAR Commercial Mortgage Trust
2.729% due 04/20/48 § ~	655,500	649,686
3.112% due 04/20/48 § ~	850,000	845,354
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	81,471	62,347
Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/48	1,000,000	997,302
3.720% due 12/15/49	550,000	558,930
Morgan Stanley Capital I Trust
2.782% due 08/15/49	540,000	512,495
3.402% due 07/13/29 § ~	600,000	602,892
3.446% due 07/13/29 § ~	700,000	699,592
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	312,753	307,289
Wells Fargo Commercial Mortgage Trust
2.652% due 08/15/49	2,670,000	2,512,675
3.184% due 04/15/50	340,000	334,156
3.848% due 05/15/48 §	380,000	367,040
4.291% due 07/15/46 §	290,000	301,078
Wells Fargo Commercial Mortgage Trust (IO) 1.284% due 03/15/50 §	4,763,862	424,902
WFRBS Commercial Mortgage Trust 3.692% due 11/15/47 ~	770,000	542,404
WFRBS Commercial Mortgage Trust (IO) 1.373% due 03/15/44 § ~	4,601,586	141,595

		28,549,978

Collateralized Mortgage Obligations - Residential - 7.6%

Alternative Loan Trust
2.042% (USD LIBOR + 0.170%) due 07/25/46 §	532,216	512,706
2.082% (USD LIBOR + 0.210%) due 05/25/35 §	334,599	319,564
2.783% (US FED + 1.500%) due 09/25/35 §	352,945	345,984
3.439% due 06/25/37 §	149,593	129,600
American Home Mortgage Investment Trust 6.200% due 06/25/36 §	1,387,886	563,987
Banc of America Funding Corp 1.811% due 03/27/36 § ~	2,472,040	1,808,861

	Principal Amount	Value
Banc of America Funding Trust
2.170% due 09/29/36 § ~	$3,362,275	$1,909,914
3.502% (USD LIBOR + 1.500%) due 09/26/45 § ~	2,760,000	2,177,052
3.608% due 05/25/35 §	31,171	32,758
BCAP LLC Trust
2.021% due 03/28/37 § ~	1,946,774	1,890,046
3.320% due 08/26/35 § ~	2,355,622	1,992,731
4.967% due 03/26/37 § ~	50,984	50,990
Bear Stearns Adjustable Rate Mortgage Trust
3.475% due 08/25/33 §	39,464	39,563
3.741% due 01/25/35 §	477,493	476,616
3.905% due 10/25/36 §	13,802	13,401
Bear Stearns ALT-A Trust
3.688% due 05/25/35 §	24,782	25,016
4.267% due 11/25/36 §	61,716	52,897
Chase Mortgage Finance Trust
3.541% due 09/25/36 §	95,144	93,837
3.714% due 02/25/37 §	341,464	344,975
ChaseFlex Trust 2.022% (USD LIBOR + 0.150%) due 08/25/37 §	528,611	522,661
Chevy Chase Funding LLC
2.064% due 05/25/35 § ~	1,077,511	815,809
2.122% (USD LIBOR + 0.250%) due 08/25/35 § ~	26,108	25,676
Citigroup Mortgage Loan Trust Inc
3.180% (UST + 2.150%) due 09/25/35 §	16,167	16,395
3.314% due 06/27/37 § ~	2,000,000	1,787,588
COLT Mortgage Loan Trust 3.000% due 05/25/46 ~	207,514	210,677
Countrywide Home Loan Mortgage Pass-Through Trust 2.512% (USD LIBOR + 0.640%) due 03/25/35 §	11,798	11,646
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	55,937	47,806
Downey Saving & Loan Association Mortgage Loan Trust 1.988% (USD LIBOR + 0.180%) due 04/19/47 §	118,287	98,471
Eurosail-UK PLC (United Kingdom)
1.554% (GBP LIBOR + 0.950%) due 06/13/45 § ~	GBP 928,152	1,294,846
Fannie Mae
2.025% (USD LIBOR + 0.450%) due 09/25/46 §	$1,057,122	1,057,802
3.125% (US PRIME - 1.625%) due 11/25/23 §	101,001	102,599
5.500% due 04/25/35	425,696	475,537
Fannie Mae (IO)
4.000% due 03/25/43	501,383	96,516
4.000% due 04/25/43	1,956,864	380,304
4.129% (6.000% - USD LIBOR) due 11/25/45 §	2,119,767	372,317
4.229% (6.100% - USD LIBOR) due 09/25/46 §	1,380,996	188,117
Fannie Mae Connecticut Avenue Securities 6.122% (USD LIBOR + 4.250%) due 01/25/29 §	1,550,000	1,755,702
Freddie Mac 8.000% due 04/15/30	86,445	100,184
Freddie Mac (IO)
3.500% due 04/15/43	1,177,728	191,784
4.000% due 04/15/43	498,799	68,389
4.323% (6.100% - USD LIBOR) due 08/15/44 §	342,601	62,248

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
3.672% (USD LIBOR + 1.800%) due 07/25/30 §	$1,120,000	$1,109,878
5.022% (USD LIBOR + 3.150%) due 07/25/30 §	1,120,000	1,073,986
5.872% (USD LIBOR + 4.000%) due 08/25/24 §	480,747	525,055
Government National Mortgage Association
2.175% (USD LIBOR + 0.600%) due 07/20/65 §	736,713	739,598
2.375% (USD LIBOR + 0.800%) due 06/20/66 §	649,896	658,550
2.375% (USD LIBOR + 0.800%) due 07/20/66 §	1,299,194	1,315,861
2.550% (USD LIBOR + 0.750%) due 04/20/67 §	781,596	806,631
4.287% due 09/20/66 §	953,278	1,048,007
Government National Mortgage Association (IO)
4.000% due 11/20/44	1,246,461	243,174
4.314% (6.100% - USD LIBOR) due 10/16/46 §	263,242	50,492
4.328% (6.150% - USD LIBOR) due 02/20/46 §	1,853,834	337,192
4.500% due 11/16/45	430,534	87,620
Great Hall Mortgages PLC (United Kingdom) 2.308% (USD LIBOR + 0.130%) due 06/18/39 § ~	362,521	355,040
GSR Mortgage Loan Trust
6.000% due 11/25/35	885,927	792,401
6.000% due 07/25/37	444,678	410,307
HarborView Mortgage Loan Trust
1.978% (USD LIBOR + 0.170%) due 12/19/36 §	266,803	243,156
2.032% (USD LIBOR + 0.160%) due 05/25/38 §	419,853	365,116
2.248% (USD LIBOR + 0.440%) due 05/19/35 §	387,041	374,143
3.795% due 08/19/36 §	192,678	181,234
3.869% due 02/25/36 §	93,192	70,826
JP Morgan Mortgage Trust
3.500% due 04/25/48 § ~	1,600,000	1,577,000
3.536% due 07/25/35 §	71,121	71,516
5.750% due 01/25/36	17,973	15,463
Ludgate Funding PLC (United Kingdom) 0.883% (GBP LIBOR + 0.160%) due 01/01/61 §	GBP 556,139	746,149
Merrill Lynch Mortgage Investors Trust 3.379% due 11/25/35 §	$500,642	505,043
Morgan Stanley Resecuritization Trust 1.911% (US FED + 0.710%) due 12/26/46 § ~	1,723,428	1,327,211
New Residential Mortgage Loan Trust 4.000% due 04/25/57 § ~	941,136	959,877
Nomura Resecuritization Trust
1.761% (USD LIBOR + 0.306%) due 10/26/36 § ~	3,284,057	2,652,720
8.318% due 06/26/35 § ~	1,902,607	1,845,077
Prime Mortgage Trust 5.500% due 05/25/35 ~	1,680,241	1,228,070
RBSSP Resecuritization Trust 3.581% due 12/25/35 § ~	217,477	222,610
Reperforming Loan REMIC Trust
2.212% (USD LIBOR + 0.340%) due 06/25/35 § ~	40,654	39,325
2.212% (USD LIBOR + 0.340%) due 01/25/36 § ~	242,604	231,397
WaMu Mortgage Pass-Through Certificates Trust
2.683% (US FED + 1.400%) due 08/25/42 §	1,939	1,884
3.316% due 02/25/37 §	188,080	181,225

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust
3.478% due 12/25/34 §	$23,240	$23,713
3.603% due 04/25/36 §	19,879	20,186
3.755% due 03/25/36 §	183,326	181,510
3.973% due 04/25/35 §	465,972	474,137

		45,555,952

Fannie Mae - 21.7%

2.310% due 08/01/22	500,000	488,683
2.482% (US FED + 1.200%) due 10/01/44 §	16,512	16,796
2.810% due 04/01/25	30,000	29,637
3.000% due 09/01/21 - 05/01/48	40,289,286	39,464,229
3.168% (UST + 2.043%) due 09/01/35 §	47,731	50,212
3.392% (USD LIBOR + 1.642%) due 11/01/32 §	45,231	47,286
3.487% (USD LIBOR + 1.737%) due 12/01/35 §	8,078	8,212
3.500% due 09/01/42 - 03/01/57	40,379,437	40,469,297
3.564% (UST + 2.360%) due 11/01/34 §	45,273	48,113
4.000% due 08/01/18 - 05/01/48	32,932,998	33,819,632
4.255% (US FED + 1.926%) due 12/01/36 §	4,334	4,572
4.500% due 04/01/19 - 02/01/45	8,551,555	9,053,975
5.000% due 02/01/25 - 04/01/48	4,115,752	4,417,014
5.500% due 12/01/20 - 08/01/39	1,728,705	1,879,554
6.000% due 02/01/33 - 06/01/40	299,613	336,118

		130,133,330

Freddie Mac - 4.2%

3.000% due 01/01/47 - 04/01/48	7,421,504	7,238,296
3.090% (UST + 2.250%) due 04/01/32 §	12,507	13,092
3.099% (USD LIBOR + 1.345%) due 09/01/35 §	7,982	8,252
3.489% (UST + 2.250%) due 11/01/31 §	3,385	3,558
3.500% due 10/01/42 - 05/01/48	3,487,101	3,498,633
3.545% (USD LIBOR + 1.721%) due 06/01/35 §	71,496	75,185
3.620% (USD LIBOR + 1.870%) due 09/01/35 §	41,235	43,429
4.000% due 12/01/42 - 04/01/48	10,858,929	11,152,842
4.500% due 11/01/44 - 07/01/47	2,212,563	2,321,780
5.500% due 03/01/23 - 05/01/40	708,221	776,871
6.000% due 12/01/22 - 03/01/23	19,257	21,401

		25,153,339

Government National Mortgage Association - 4.4%

3.000% due 11/20/47 - 04/20/48	7,871,140	7,741,011
3.500% due 10/20/47 - 04/20/48	2,887,798	2,916,368
4.000% due 08/20/47 - 04/20/48	6,640,614	6,826,694
4.500% due 04/20/48	8,080,000	8,398,969
5.000% due 10/15/38 - 04/15/39	180,771	194,232

		26,077,274

Total Mortgage-Backed Securities (Cost $256,648,199)		255,469,873

ASSET-BACKED SECURITIES - 7.0%

AccessLex Institute 1.805% (USD LIBOR + 0.060%) due 01/25/23 §	1,965,161	1,925,551
Aegis Asset Backed Securities Trust 2.772% (USD LIBOR + 0.900%) due 10/25/34 §	881,402	888,695
Argent Securities Inc
2.692% (USD LIBOR + 0.820%) due 02/25/34 §	779,964	764,160
2.997% (USD LIBOR + 1.125%) due 11/25/34 §	469,638	464,301

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Asset-Backed Funding Certificates Trust 2.572% (USD LIBOR + 0.700%) due 06/25/34 §	$67,722	$66,348
Basic Asset Backed Securities Trust 2.182% (USD LIBOR + 0.310%) due 04/25/36 §	673,776	650,958
Bear Stearns Asset Backed Securities I Trust
2.072% (USD LIBOR + 0.200%) due 12/25/36 §	251,247	251,015
2.112% (USD LIBOR + 0.240%) due 12/25/36 §	1,320,730	983,762
2.877% (USD LIBOR + 1.005%) due 06/25/35 §	300,000	300,447
Business Loan Express Business Loan Trust 2.302% (USD LIBOR + 0.430%) due 02/25/31 § ~	159,091	153,630
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.910% (USD LIBOR + 1.150%) due 07/27/26 § ~	800,000	801,133
Cent CLO 21 Ltd (Cayman) 2.970% (USD LIBOR + 1.210%) due 07/27/26 § ~	800,000	800,921
Chapel BV (Netherlands) 0.332% (EUR LIBOR + 0.660%) due 11/17/64 §	EUR 44,868	55,402
CIT Mortgage Loan Trust 3.222% (USD LIBOR + 1.350%) due 10/25/37 § ~	$679,743	684,787
Citigroup Mortgage Loan Trust
2.042% (USD LIBOR + 0.170%) due 05/25/37 §	186,755	185,812
2.322% (USD LIBOR + 0.450%) due 11/25/45 § ~	627,063	620,203
Community Funding CLO (Cayman) 5.750% due 11/01/27 § ~	660,000	646,277
Countrywide Asset-Backed Certificates
2.002% (USD LIBOR + 0.130%) due 04/25/46 §	616,680	549,033
2.272% (USD LIBOR + 0.400%) due 06/25/36 §	500,000	491,487
DT Auto Owner Trust 1.560% due 06/15/20 ~	108,309	108,214
Evergreen Credit Card Trust (Canada) 2.497% (USD LIBOR + 0.720%) due 04/15/20 § ~	700,000	700,231
First Franklin Mortgage Loan Trust 2.532% (USD LIBOR + 0.660%) due 05/25/36 §	755,929	756,175
Flagship CLO VIII Ltd (Cayman) 2.972% (USD LIBOR + 1.250%) due 01/16/26 § ~	900,000	901,001
GSAA Home Equity Trust
1.972% (USD LIBOR + 0.100%) due 03/25/37 §	535,814	277,784
6.000% due 08/25/47	667,799	623,126
Hertz Vehicle Financing II LP 3.290% due 02/25/24 ~	450,000	445,711
Home Equity Asset Trust 2.772% (USD LIBOR + 0.900%) due 11/25/34 §	621,902	628,943
Jamestown CLO VIII Ltd (Cayman) 2.592% (USD LIBOR + 0.870%) due 01/15/28 § ~	700,000	700,475
Long Beach Mortgage Loan Trust
2.022% (USD LIBOR + 0.150%) due 09/25/36 §	184,118	126,900
2.027% (USD LIBOR + 0.155%) due 08/25/36 §	677,169	458,239
2.172% (USD LIBOR + 0.300%) due 02/25/36 §	1,147,521	981,181

	Principal Amount	Value
Mastr Asset Backed Securities Trust 2.092% (USD LIBOR + 0.220%) due 10/25/36 §	$695,730	$318,102
Merrill Lynch Mortgage Investors Trust 2.032% (USD LIBOR + 0.160%) due 04/25/37 §	478,668	304,377
Monarch Grove CLO (Cayman) 2.443% (USD LIBOR + 0.880%) due 01/25/28 § ~	500,000	500,200
Morgan Stanley Home Equity Loan Trust
1.972% (USD LIBOR + 0.100%) due 12/25/36 §	1,105,619	677,952
2.012% (USD LIBOR + 0.140%) due 12/25/36 §	872,714	537,616
2.042% (USD LIBOR + 0.170%) due 04/25/37 §	1,071,938	712,094
Navient Student Loan Trust
2.218% (USD LIBOR + 0.240%) due 03/25/67 § ~	600,000	599,909
2.672% (USD LIBOR + 0.800%) due 07/26/66 § ~	982,115	989,863
2.922% (USD LIBOR + 1.050%) due 07/26/66 § ~	450,000	461,034
Oaktree CLO Ltd (Cayman) 2.965% (USD LIBOR + 1.220%) due 10/20/26 § ~	800,000	801,412
OneMain Financial Issuance Trust 3.190% due 03/18/26 ~	1,043,329	1,046,887
Option One Mortgage Loan Trust 2.002% (USD LIBOR + 0.130%) due 07/25/37 §	1,051,559	730,190
OZLM IX Ltd (Cayman) 2.965% (USD LIBOR + 1.220%) due 01/20/27 § ~	900,000	900,961
Regatta V Funding Ltd (Cayman) 2.905% (USD LIBOR + 1.160%) due 10/25/26 § ~	800,000	800,917
Residential Asset Securities 2.522% (USD LIBOR + 0.650%) due 09/25/35 §	1,100,000	1,057,166
SBA Small Business Investment Cos 2.517% due 03/10/25	95,095	94,157
3.187% due 03/10/28	230,000	230,024
Securitized Asset-Backed Receivables LLC Trust
2.002% (USD LIBOR + 0.130%) due 05/25/37 §	86,348	66,813
2.012% (USD LIBOR + 0.140%) due 05/25/36 §	191,084	125,008
Securitized Term Auto Receivables Trust (Canada) 1.510% due 04/25/19 ~	260,489	260,001
SLM Student Loan Trust 1.855% (USD LIBOR + 0.110%) due 10/27/25 §	173,707	173,620
1.895% (USD LIBOR + 0.150%) due 03/25/44 §	4,450,000	4,297,231
2.291% (USD LIBOR + 0.550%) due 10/26/26 §	234,624	235,026
2.845% (USD LIBOR + 1.100%) due 07/25/23 §	525,812	529,924
SMB Private Education Loan Trust 3.277% (USD LIBOR + 1.500%) due 04/15/32 § ~	550,000	564,977
Sofi Professional Loan Program Trust 2.640% due 08/25/47 ~	600,000	598,668
Structured Asset Investment Loan Trust 2.607% (USD LIBOR + 0.735%) due 08/25/35 §	619,092	621,322
Structured Asset Securities Corp Mortgage Loan Trust 2.322% (USD LIBOR + 0.450%) due 05/25/37 § ~	1,000,000	946,109

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Symphony CLO XV Ltd (Cayman) 2.911% (USD LIBOR + 1.180%) due 10/17/26 § ~	$800,000	$800,712
THL Credit Wind River CLO Ltd (Cayman) 2.914% (USD LIBOR + 1.180%) due 04/18/26 § ~	800,000	801,028
Towd Point Mortgage Trust 2.750% due 06/25/57 § ~	1,042,492	1,030,676
Venture XII CLO Ltd (Cayman)
2.784% (USD LIBOR + 0.800%) due 02/28/26 § ~	700,000	699,845
Venture XVI CLO Ltd (Cayman)
2.567% (USD LIBOR + 0.850%) due 01/15/28 § ~	700,000	700,548
VOLT LXII LLC 3.125% due 09/25/47 § ~	531,412	529,824

Total Asset-Backed Securities (Cost $39,349,728)		41,736,095

U.S. GOVERNMENT AGENCY ISSUES - 0.8%

Fannie Mae
2.382% due 10/09/19	2,680,000	2,585,419
6.625% due 11/15/30	1,500,000	2,054,967

Total U.S. Government Agency Issues (Cost $4,664,882)		4,640,386

U.S. TREASURY OBLIGATIONS - 9.2%

U.S. Treasury Bonds - 4.5%

2.500% due 02/15/45	1,000,000	911,340
2.750% due 08/15/47	100,000	95,384
2.875% due 05/15/43	4,700,000	4,624,545
3.000% due 05/15/42	3,000,000	3,027,937
3.125% due 02/15/43	3,500,000	3,601,556
3.625% due 08/15/43	9,800,000	10,951,802
3.625% due 02/15/44	270,000	302,001
3.750% due 11/15/43	1,500,000	1,710,336
4.250% due 05/15/39	200,000	243,030
4.375% due 05/15/40	1,000,000	1,237,867
4.625% due 02/15/40	400,000	511,106

		27,216,904

U.S. Treasury Inflation Protected Securities - 0.7%

0.625% due 02/15/43 ^	2,501,192	2,355,059
0.750% due 02/15/42 ^	932,408	906,934
1.375% due 02/15/44 ^	436,051	484,264
2.125% due 02/15/41 ^	215,053	272,732

		4,018,989

U.S. Treasury Notes - 4.0%

1.625% due 04/30/23	90,000	85,908
1.625% due 05/31/23 ‡	2,000,000	1,906,989
1.875% due 07/31/22 ‡	1,700,000	1,654,114
1.875% due 08/31/22	4,000,000	3,889,961
2.000% due 10/31/22 ‡	1,020,000	995,923
2.125% due 09/30/24	5,800,000	5,609,968
2.250% due 01/31/24	2,000,000	1,958,148
2.250% due 02/15/27	600,000	576,365
2.250% due 08/15/27	300,000	287,483
2.250% due 11/15/27	2,380,000	2,278,437
2.375% due 05/15/27	2,300,000	2,230,247
2.625% due 03/31/25	2,250,000	2,240,012
2.750% due 02/15/24 ‡	400,000	402,445

		24,116,000

Total U.S. Treasury Obligations (Cost $55,656,371)		55,351,893

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 5.5%

Abu Dhabi Government International Bond (United Arab Emirates) 2.500% due 10/11/22 ~	$400,000	$385,870
Argentina POM Politica Monetaria (Argentina) 27.250% (ARS Reference + 0.000%) due 06/21/20 §	ARS 1,230,000	64,798
Argentine Bonos del Tesoro (Argentina)
18.200% due 10/03/21	15,570,000	774,911
21.200% due 09/19/18	260,000	12,752
Argentine Republic Government International (Argentina) 4.625% due 01/11/23	$420,000	405,409
5.625% due 01/26/22	1,130,000	1,149,210
6.875% due 01/11/48	630,000	576,056
7.125% due 07/06/36	460,000	443,900
7.500% due 04/22/26	150,000	160,575
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/21	BRL 3,338,000	1,063,413
10.000% due 01/01/23	2,390,000	757,525
10.000% due 01/01/27	786,000	246,264
Brazilian Government International (Brazil)
5.000% due 01/27/45	$200,000	180,202
5.625% due 01/07/41	1,000,000	983,750
China Government (China)
3.310% due 11/30/25	CNY 3,000,000	449,878
3.380% due 11/21/24	7,000,000	1,061,396
3.390% due 05/21/25	1,000,000	151,319
Colombia Government (Colombia) 5.625% due 02/26/44	$450,000	491,625
Ecuador Government International Bond (Ecuador) 7.875% due 01/23/28 ~	280,000	270,606
Egypt Government International Bond (Egypt) 5.577% due 02/21/23 ~	310,000	315,062
Indonesia Government (Indonesia)
3.500% due 01/11/28	200,000	191,839
3.750% due 04/25/22 ~	750,000	752,222
4.875% due 05/05/21 ~	500,000	521,587
5.125% due 01/15/45 ~	200,000	208,617
5.250% due 01/08/47 ~	200,000	212,898
Israel Government International Bond (Israel) 4.125% due 01/17/48	600,000	578,629
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	700,000	683,961
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 286,885,655	2,854,702
Kenya Government International Bond (Kenya)
6.875% due 06/24/24 ~	$200,000	209,385
7.250% due 02/28/28 ~	200,000	209,480
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	470,000	461,766
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 30,710,000	1,647,039
7.750% due 11/23/34	20,610,000	1,158,706
7.750% due 11/13/42	38,690,000	2,162,192
8.000% due 11/07/47	19,030,000	1,093,373
10.000% due 12/05/24	11,400,000	719,981
Nigeria Government International Bond (Nigeria)
6.500% due 11/28/27 ~	$200,000	203,086
7.143% due 02/23/30 ~	200,000	208,100
Peru Government Bond (Peru) 6.150% due 08/12/32 ~	PEN 6,100,000	2,087,639
Peruvian Government International (Peru)
5.625% due 11/18/50	$400,000	482,000
6.550% due 03/14/37	100,000	128,500
Province of Ontario (Canada)
1.650% due 09/27/19	200,000	197,646
3.150% due 06/02/22	CAD 900,000	721,069

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	$611,657
Republic of Poland Government International (Poland) 4.000% due 01/22/24	1,230,000	1,279,640
Russian Federal (Russia) 7.050% due 01/19/28	RUB 119,742,000	2,107,950
Tokyo Metropolitan Government (Japan) 2.500% due 06/08/22 ~	$1,000,000	978,471

Total Foreign Government Bonds & Notes (Cost $33,274,124)		32,616,656

MUNICIPAL BONDS - 1.0%

Alabama Economic Settlement Authority 3.163% due 09/15/25	1,000,000	999,160
City of Chicago IL ‘B’
5.630% due 01/01/22	400,000	402,832
7.750% due 01/01/42	400,000	436,000
New Jersey Economic Development Authority ‘B’ 2.508% due 02/15/19	1,900,000	1,859,663
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	730,000	725,438
University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,401,946

Total Municipal Bonds (Cost $5,595,065)		5,825,039

SHORT-TERM INVESTMENTS - 18.4%

Certificates Of Deposit - 0.5%

Barclays Bank PLC (United Kingdom)
1.940% due 09/04/18	600,000	598,650
2.355% (USD LIBOR + 0.470%) due 05/17/18 §	2,500,000	2,501,550

		3,100,200

Commercial Paper - 0.2%

ING (US) Funding 0.070% due 07/23/18	900,000	899,802
Spire Inc 3.114% due 04/04/18	600,000	599,798

		1,499,600

Foreign Government Issues - 6.7%

Argentina Treasury Bills (Argentina)
(3.464)% due 09/14/18	ARS 21,600,000	1,090,309
2.697% due 02/22/19	$1,800,000	1,757,466
2.727% due 01/25/19	500,000	489,066
2.750% due 01/11/19	300,000	293,691
2.855% due 08/10/18	400,000	395,949
2.873% due 07/27/18	200,000	198,177
Hellenic Republic Treasury Bills (Greece)
0.998% due 07/06/18	EUR 1,600,000	1,963,534
1.025% due 08/03/18	300,000	367,848
Japan Treasury Bills (Japan)
0.085% due 04/09/18	JPY 290,000,000	2,725,493
0.148% due 05/01/18	780,000,000	7,331,406
0.150% due 05/07/18	90,000,000	845,953
0.152% due 05/14/18	1,540,000,000	14,475,653
0.152% due 05/21/18	750,000,000	7,050,042
0.154% due 06/04/18	110,000,000	1,034,070

		40,018,657

	Shares	Value
Money Market Fund - 11.0%

BlackRock Liquidity Funds T-Fund Portfolio	65,648,832	$65,648,832

Total Short-Term Investments (Cost $109,447,028)		110,267,289

TOTAL INVESTMENTS - 124.2% (Cost $746,332,926)		743,432,824

DERIVATIVES - 0.1%
(See Notes (d) through (h) in Notes to Schedule of Investments)		766,175

OTHER ASSETS & LIABILITIES, NET - (24.3%)		(145,522,520)

NET ASSETS - 100.0%		$598,676,479

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	42.7%
Corporate Bonds & Notes	34.6%
Short-Term Investments	18.4%
U.S. Treasury Obligations	9.2%
Asset-Backed Securities	7.0%
Foreign Government Bonds & Notes	5.5%
Senior Loan Notes	5.0%
Others (each less than 3.0%)	1.8%

	124.2%

Derivatives	0.1%
Other Assets & Liabilities, Net	(24.3%	)

	100.0%

(b)	As of March 31, 2018, investments with a total aggregate value of $2,478,588 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2018 was $11,732,947 at a weighted average interest rate of 1.220%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

(d)	Open futures contracts outstanding as of March 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CAD FX	06/18	79	$6,167,884	$6,132,375	($35,509)
EUR FX	06/18	19	2,946,460	2,935,144	(11,316)
Eurodollar	12/19	550	133,670,415	133,670,625	210
Eurodollar	03/20	8	1,953,914	1,944,100	(9,814)
Eurodollar	06/20	191	46,449,806	46,413,000	(36,806)
Eurodollar	03/21	79	19,269,555	19,191,075	(78,480)
Euro-Bobl	06/18	7	1,121,788	1,130,477	8,689
Euro-Bund	06/18	81	15,571,458	15,889,838	318,380
Japan 10-Year Bonds	06/18	2	2,832,016	2,835,393	3,377
MXN FX	06/18	373	9,868,021	10,128,815	260,794
U.S. Treasury 2-Year Notes	06/18	211	44,851,443	44,860,579	9,136
U.S. Treasury 5-Year Notes	06/18	1,885	215,066,786	215,758,872	692,086
U.S. Treasury 10-Year Notes	06/18	228	27,401,573	27,620,064	218,491
U.S. Ultra Long Bonds	06/18	482	73,672,894	75,892,344	2,219,450

					3,558,688

Short Futures Outstanding
AUD FX	06/18	43	3,387,893	3,300,680	87,213
Australia 10-Year Bonds	06/18	38	3,723,634	3,782,982	(59,348)
Canada 10-Year Bonds	06/18	29	2,944,637	2,999,829	(55,192)
Euribor	06/18	162	49,992,501	49,992,740	(239)
Euro-Bobl	06/18	10	1,604,805	1,614,967	(10,162)
Euro-BTP	06/18	34	5,670,681	5,806,327	(135,646)
Euro-Bund	06/18	175	33,896,839	34,329,896	(433,057)
Euro-Buxl	06/18	21	4,225,172	4,273,332	(48,160)
Eurodollar	06/18	360	87,949,715	87,930,000	19,715
Eurodollar	09/18	868	211,770,300	211,846,250	(75,950)
Eurodollar	12/18	119	29,144,986	29,007,738	137,248
Eurodollar	12/19	28	6,861,932	6,805,050	56,882
Eurodollar	03/20	42	10,274,361	10,206,525	67,836
Euro-OAT	06/18	107	19,938,991	20,353,053	(414,062)
Euro-Schatz	06/18	2	275,133	275,560	(427)
GBP FX	06/18	20	1,742,993	1,757,250	(14,257)
Japan 10-Year Bonds	06/18	6	8,497,112	8,506,179	(9,067)
JPY FX	06/18	40	4,740,244	4,721,750	18,494
U.S. Treasury 10-Year Notes	06/18	150	18,099,780	18,171,095	(71,315)
U.S. Treasury Ultra 10-Year Notes	06/18	43	5,502,698	5,583,953	(81,255)
U.S. Ultra Long Bonds	06/18	133	18,968,142	19,501,125	(532,983)

					(1,553,732)

Total Futures Contracts					$2,004,956

(e)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
ARS	19,790,000	USD	1,011,662	04/18	BRC	$—	($34,212)
ARS	17,170,000	USD	776,088	10/18	CIT	—	(2,110)
ARS	2,620,000	USD	118,472	10/18	JPM	—	(369)
AUD	42,000	USD	32,267	04/18	BRC	—	(9)
BRL	16,484,900	USD	5,060,055	04/18	CIT	—	(75,008)
BRL	3,996,000	USD	1,200,000	04/18	JPM	9,999	—
CAD	2,870,640	USD	2,301,982	04/18	CIT	—	(72,950)
CAD	924,000	USD	716,997	05/18	HSB	669	—
CAD	1,446,000	USD	1,119,814	05/18	UBS	3,287	—
DKK	609,000	USD	93,420	04/18	HSB	7,134	—
EUR	1,051,602	USD	1,285,883	04/18	BRC	9,930	—
EUR	1,003,000	USD	1,255,062	04/18	CIT	—	(19,137)
EUR	4,656,000	USD	5,766,815	04/18	UBS	—	(35,472)
GBP	1,210,000	USD	1,662,401	04/18	BRC	36,695	—
GBP	254,000	USD	353,948	05/18	BRC	3,090	—
GBP	1,443,000	USD	2,000,810	05/18	HSB	27,563	—
IDR	46,874,390,000	USD	3,496,523	04/18	BRC	—	(97,162)
INR	280,700,000	USD	4,356,531	04/18	JPM	—	(63,673)
JPY	165,490,000	USD	1,561,057	04/18	BRC	—	(3,785)
JPY	99,852,576	USD	938,541	04/18	RBS	107	—
JPY	107,900,000	USD	1,029,628	05/18	DUB	—	(12,547)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
JPY	591,300,000	USD	5,612,165	05/18	HSB	$—	($38,486)
JPY	135,000,000	USD	1,272,138	05/18	JPM	392	—
JPY	129,100,000	USD	1,218,889	05/18	UBS	—	(1,974)
KRW	582,357,726	USD	543,000	04/18	SCB	3,426	—
KRW	969,662,600	USD	914,000	06/18	BRC	—	(1,651)
KRW	542,950,000	USD	500,000	06/18	DUB	10,858	—
KRW	5,098,224,650	USD	4,718,920	06/18	HSB	77,967	—
KRW	582,357,726	USD	544,769	06/18	SCB	3,168	—
MXN	32,000,000	USD	1,701,594	04/18	BRC	53,113	—
NOK	3,550,000	USD	448,863	05/18	RBS	4,649	—
PHP	15,920,000	USD	305,361	04/18	CIT	—	(555)
RUB	110,581,436	USD	1,936,356	04/18	HSB	—	(11,863)
RUB	209,547,381	USD	3,609,492	04/18	HSB	42,299	—
RUB	108,678,750	USD	1,820,872	04/18	JPM	72,132	—
RUB	9,065,250	USD	158,000	04/18	UBS	—	(64)
RUB	20,041,680	USD	344,677	05/18	HSB	2,903	—
RUB	87,680,270	USD	1,539,198	06/18	BRC	—	(20,662)
RUB	77,805,446	USD	1,360,025	06/18	HSB	—	(12,510)
SEK	6,580,496	USD	791,000	04/18	BNP	—	(2,624)
SEK	780,987	USD	94,000	04/18	GSC	—	(434)
SEK	5,175,000	USD	631,162	05/18	DUB	—	(9,311)
SEK	13,200,000	USD	1,613,780	05/18	HSB	—	(27,610)
SEK	7,365,000	USD	884,472	05/18	JPM	539	—
SEK	4,540,000	USD	549,573	05/18	RBS	—	(4,026)
SEK	2,050,000	USD	246,952	05/18	UBS	—	(615)
TWD	15,102,900	USD	519,000	04/18	HSB	—	(880)
TWD	18,226,350	USD	629,102	06/18	DUB	—	(301)
TWD	32,232,420	USD	1,115,733	06/18	HSB	—	(3,729)
TWD	12,776,010	USD	442,000	06/18	JPM	—	(1,233)
TWD	10,642,560	USD	368,000	06/18	SCB	—	(836)
USD	978,607	ARS	19,790,000	04/18	BRC	1,157	—
USD	30,256	AUD	38,007	04/18	BRC	1,065	—
USD	1,331,357	AUD	1,709,000	04/18	HSB	18,757	—
USD	132,241	AUD	171,000	04/18	UBS	904	—
USD	1,197,124	BRL	3,996,000	04/18	JPM	—	(12,875)
USD	806,182	CAD	1,036,000	04/18	DUB	1,962	—
USD	716,590	CAD	924,000	04/18	HSB	—	(660)
USD	3,039,471	CNH	19,925,254	04/18	CIT	—	(134,555)
USD	7,136,028	CNY	46,696,029	04/18	BRC	—	(280,507)
USD	345,552	DKK	2,150,000	04/18	BRC	—	(9,439)
USD	2,519,936	DKK	17,162,000	04/18	JPM	—	(313,720)
USD	1,525,238	DKK	9,565,000	04/18	RBS	—	(54,060)
USD	1,281,444	DKK	7,980,717	04/18	SCB	—	(36,270)
USD	4,138,255	DKK	27,654,000	04/18	UBS	—	(427,757)
USD	2,408,843	DKK	14,847,000	10/18	SCB	—	(77,912)
USD	1,366,141	EUR	1,106,000	04/18	BRC	3,297	—
USD	3,232,939	EUR	2,601,522	04/18	CIT	27,271	—
USD	5,089,313	EUR	4,118,000	04/18	DUB	20,226	—
USD	664,594	EUR	538,000	04/18	JPM	2,338	—
USD	5,778,827	EUR	4,656,000	05/18	UBS	35,935	—
USD	1,944,630	EUR	1,600,000	07/18	BRC	—	(38,809)
USD	377,225	EUR	300,000	08/18	BRC	4,515	—
USD	469,814	GBP	330,000	04/18	CIT	6,425	—
USD	2,674,843	GBP	1,922,000	05/18	JPM	—	(26,844)
USD	2,027,915	GBP	1,457,000	05/18	RBS	—	(20,138)
USD	5,748,213	JPY	625,232,363	04/18	BRC	—	(135,265)
USD	3,522,570	JPY	389,900,000	04/18	JPM	—	(143,783)
USD	1,039,506	JPY	108,900,000	05/18	DUB	12,999	—
USD	825,464	JPY	90,000,000	05/18	HSB	—	(22,423)
USD	1,343,937	JPY	141,600,000	05/18	JPM	9,195	—
USD	3,085,811	JPY	328,400,000	05/18	RBS	—	(9,735)
USD	28,349,160	JPY	3,070,000,000	05/18	UBS	—	(583,957)
USD	1,038,324	JPY	110,000,000	06/18	JPM	12	—
USD	543,777	KRW	582,357,726	04/18	SCB	—	(2,649)
USD	6,798,949	KRW	7,196,687,874	06/18	UBS	27,631	—
USD	2,243,484	MXN	43,380,011	04/18	CIT	—	(135,241)
USD	131,906	NOK	1,015,000	05/18	BRC	2,240	—
USD	344,255	NOK	2,645,000	05/18	RBS	6,356	—
USD	200,000	PEN	653,800	05/18	JPM	—	(2,305)
USD	4,626,420	PHP	241,661,000	05/18	DUB	5,710	—
USD	871,543	RUB	50,369,947	04/18	HSB	—	(4,971)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	6,562,508	RUB	375,616,947	04/18	HSB	$20,891	$—
USD	924,000	RUB	53,178,423	04/18	JPM	—	(3,076)
USD	1,026,000	RUB	58,834,698	04/18	JPM	1,197	—
USD	370,000	RUB	21,302,262	05/18	JPM	557	—
USD	500,000	RUB	28,819,174	06/18	JPM	880	—
USD	881,840	SEK	7,365,000	04/18	JPM	—	(524)
USD	402,686	SEK	3,285,000	05/18	DUB	7,946	—
USD	250,926	SEK	2,050,000	05/18	JPM	4,589	—
USD	178,216	SEK	1,455,000	05/18	RBS	3,377	—
USD	365,609	SEK	2,980,000	05/18	UBS	7,519	—
USD	519,178	TWD	15,102,900	04/18	HSB	1,059	—
USD	2,933,672	TWD	85,372,791	06/18	SCB	—	(11,652)

Total Forward Foreign Currency Contracts						$605,930	($3,044,925)

(f)	Purchased options outstanding as of March 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices - Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - CDX IG 29 5Y	1.300%	04/18/18	JPM	$4,000,000	$600	$43

Credit Default Swaptions on Credit Indices - Sell Protection

Call - CDX IG 30 5Y	0.625%	04/18/18	JPM	700,000	350	3
Call - CDX IG 30 5Y	0.650%	06/20/18	JPM	700,000	1,278	13

					1,628	16

Total Credit Default Swaptions on Credit Indices					$2,228	$59

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus USD	$1.23	04/27/18	CIT	$4,468,000	$43,028	$280
Call - EUR versus USD	1.23	05/11/18	CIT	4,340,000	40,986	263

					$84,014	$543

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	$900,000	$88,800	$22,399
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	300,000	29,340	6,630

							$118,140	$29,029

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Euro-FX (04/18)	$1.24	04/06/18	CME	3	$465,000	$3,943	$1,088
Call - U.S. Treasury 10-Year Notes (05/18)	120.00	04/20/18	CME	6	720,000	2,636	7,500
Call - U.S. Treasury 10-Year Notes (05/18)	121.25	04/20/18	CME	3	363,750	1,084	1,266
Call - U.S. Treasury 10-Year Notes (05/18)	125.50	04/20/18	CME	300	37,650,000	5,226	4,689
Call - U.S. Treasury 30-Year Bonds (05/18)	144.00	04/20/18	CME	24	3,456,000	26,184	69,000
Call - U.S. Treasury 30-Year Bonds (05/18)	145.50	04/20/18	CME	4	582,000	3,351	6,875
Call - Euro-Bund (05/18)	EUR 159.00	04/20/18	CME	5	EUR 795,000	1,538	4,737
Call - Euro-OAT (05/18)	170.00	05/25/18	CME	81	13,770,000	1,089	997

						45,051	96,152

Put - U.S. Treasury 2-Year Notes (05/18)	$105.38	04/20/18	CME	200	$42,150,000	3,485	—
Put - U.S. Treasury 5-Year Notes (05/18)	107.50	04/20/18	CME	350	37,625,000	3,365	—
Put - U.S. Treasury 5-Year Notes (05/18)	107.75	04/20/18	CME	1,050	113,137,500	10,094	—
Put - U.S. Treasury 5-Year Notes (05/18)	110.00	04/20/18	CME	228	25,080,000	3,973	—
Put - U.S. Treasury 10-Year Notes (05/18)	116.50	04/20/18	CME	500	58,250,000	8,713	—
Put - U.S. Treasury 30-Year Bonds (05/18)	133.00	04/20/18	CME	62	8,246,000	1,080	—
Put - Euro-Bund (05/18)	EUR 158.00	04/20/18	CME	10	EUR 1,580,000	4,187	1,354
Put - Euro-FX (05/18)	$1.25	05/04/18	CME	1	$156,250	1,802	2,425

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - U.S. Treasury 5-Year Notes (06/18)	$105.25	05/25/18	CME	20	$2,105,000	$171	$—
Put - U.S. Treasury 5-Year Notes (06/18)	105.50	05/25/18	CME	128	13,504,000	1,114	—
Put - U.S. Treasury 5-Year Notes (06/18)	106.00	05/25/18	CME	50	5,300,000	428	—
Put - U.S. Treasury 10-Year Notes (06/18)	108.00	05/25/18	CME	119	12,852,000	1,017	—
Put - U.S. Treasury 10-Year Notes (06/18)	108.50	05/25/18	CME	215	23,327,500	1,816	—
Put - U.S. Treasury 5-Year Notes (06/18)	111.00	05/25/18	CME	107	11,877,000	1,864	1,672
Put - Euro-Bund (05/18)	EUR 140.00	05/25/18	CME	80	EUR 11,200,000	1,066	984
Put - Euro-Bund (05/18)	141.00	05/25/18	CME	43	6,063,000	571	529

						44,746	6,964

Total Options on Futures						$89,797	$103,116

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 3.500% due 05/14/48	$69.00	05/07/18	JPM	$3,300,000	$129	$—

Total Purchased Options					$294,308	$132,747

(g)	Premiums received and value of written options outstanding as of March 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 30 5Y	0.900%	06/20/18	JPM	$500,000	$585	($579)
Put - CDX IG 30 5Y	0.950%	07/18/18	DUB	600,000	998	(844)

					$1,583	($1,423)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - AUD versus USD	$0.81	04/12/18	RBS	AUD 950,000	$4,332	($9)

Put - AUD versus USD	0.77	04/12/18	RBS	950,000	3,933	(4,123)
Put - EUR versus USD	1.27	04/27/18	CIT	$4,468,000	36,460	(30)
Put - EUR versus USD	1.26	05/11/18	CIT	4,340,000	37,362	(10,039)

					77,755	(14,192)

Total Foreign Currency Options					$82,087	($14,201)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	215.95	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	03/12/20	CIT	$1,200,000	$10,320	$—
Floor - U.S. CPI Urban Consumers NSA	217.97	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	600,000	7,740	—

						$18,060	$—

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	$1,200,000	$26,727	($7,530)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	3,800,000	84,793	(23,844)

							$111,520	($31,374)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (04/18)	$121.50	04/06/18	CME	6	$729,000	$880	($1,031)
Call - U.S. Treasury 30-Year Bonds (04/18)	145.00	04/06/18	CME	15	2,175,000	8,645	(26,484)
Call - U.S. Treasury 5-Year Notes (05/18)	114.00	04/20/18	CME	51	5,814,000	13,580	(29,484)
Call - U.S. Treasury 5-Year Notes (05/18)	114.50	04/20/18	CME	17	1,946,500	3,157	(4,781)
Call - U.S. Treasury 5-Year Notes (05/18)	114.75	04/20/18	CME	17	1,950,750	1,962	(3,188)
Call - U.S. Treasury 10-Year Notes (05/18)	120.50	04/20/18	CME	30	3,615,000	12,368	(25,781)
Call - U.S. Treasury 10-Year Notes (05/18)	120.75	04/20/18	CME	7	845,250	2,394	(4,813)
Call - U.S. Treasury 10-Year Notes (05/18)	121.00	04/20/18	CME	31	3,751,000	11,288	(16,953)
Call - U.S. Treasury 10-Year Notes (05/18)	121.50	04/20/18	CME	14	1,701,000	3,662	(4,375)
Call - U.S. Treasury 30-Year Bonds (05/18)	146.00	04/20/18	CME	11	1,606,000	8,121	(15,469)
Call - U.S. Treasury 30-Year Bonds (05/18)	147.00	04/20/18	CME	5	735,000	2,616	(4,531)
Call - U.S. Treasury 30-Year Bonds (05/18)	147.50	04/20/18	CME	8	1,180,000	2,329	(5,750)
Call - Euro-Bund (05/18)	EUR 160.00	04/20/18	CME	12	EUR 1,920,000	3,213	(3,987)
Call - JPY FX (05/18)	$96.00	05/04/18	CME	6	$720,000	6,514	(3,150)
Call - U.S. Treasury 10-Year Notes (06/18)	121.00	05/25/18	CME	16	1,936,000	7,237	(13,250)
Call - U.S. Treasury 10-Year Notes (06/18)	121.50	05/25/18	CME	15	1,822,500	4,895	(9,141)
Call - U.S. Treasury 10-Year Notes (06/18)	123.00	05/25/18	CME	13	1,599,000	6,195	(2,641)
Call - U.S. Treasury 30-Year Bonds (06/18)	147.00	05/25/18	CME	9	1,323,000	8,453	(14,484)
Call - U.S. Treasury 30-Year Bonds (06/18)	148.00	05/25/18	CME	6	888,000	5,614	(7,125)
Call - U.S. Treasury 30-Year Bonds (06/18)	149.00	05/25/18	CME	7	1,043,000	8,050	(6,016)
Call - U.S. Treasury 30-Year Bonds (06/18)	150.00	05/25/18	CME	28	4,200,000	28,496	(17,500)
Call - Euro-Bund (06/18)	EUR 158.00	05/25/18	CME	7	EUR 1,106,000	4,373	(15,676)

						154,042	(235,610)

Put - U.S. Treasury 5-Year Notes (04/18)	$114.25	04/06/18	CME	7	$799,750	776	(656)
Put - U.S. Treasury 30-Year Bonds (04/18)	145.00	04/06/18	CME	2	290,000	621	(281)
Put - U.S. Treasury 5-Year Notes (05/18)	114.00	04/20/18	CME	40	4,560,000	7,295	(4,375)
Put - U.S. Treasury 10-Year Notes (05/18)	120.00	04/20/18	CME	27	3,240,000	5,874	(2,531)
Put - U.S. Treasury 10-Year Notes (05/18)	120.50	04/20/18	CME	36	4,338,000	11,442	(7,313)
Put - Euro-Bund (05/18)	EUR 157.50	04/20/18	CME	5	EUR 787,500	2,881	(431)
Put - Euro-Bund (04/18)	158.00	04/20/18	CME	14	2,212,000	4,343	(1,895)
Put - U.S. Treasury 5-Year Notes (06/18)	$113.25	05/25/18	CME	19	$2,151,750	5,606	(1,633)

						38,838	(19,115)

Total Options on Futures						$192,880	($254,725)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 3.500% due 05/14/48	$100.43	05/07/18	JPM	$2,000,000	$5,547	($6,060)

Total Written Options					$411,677	($307,783)

(h)	Swap agreements outstanding as of March 31, 2018 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/18 (2)	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	Q	1.000%	03/20/19	GSC	0.275%	$1,800,000	$13,291	($16,452)	$29,743
Colombia Government	Q	1.000%	03/20/19	HSB	0.275%	3,500,000	25,844	(28,642)	54,486
Petrobras International Co SA	Q	1.000%	12/20/19	GSC	0.754%	300,000	1,351	(32,995)	34,346

							40,486	(78,089)	118,575

				Exchange
Citigroup Inc	Q	1.000%	12/20/20	ICE	0.335%	900,000	16,030	18,995	(2,965)
Tesco PLC	Q	1.000%	06/20/22	ICE	0.992%	EUR 800,000	411	3,990	(3,579)

							16,441	22,985	(6,544)

Total Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection							$56,927	($55,104)	$112,031

Credit Default Swaps on Credit Indices - Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY 29 5Y	Q	5.000%	12/20/22	ICE	$6,670,000	($432,903)	($450,225)	$17,322

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 23 2Y	Q	1.000%	12/20/19	ICE	$990,000	$12,173	$12,936	($763)
CDX IG 25 5Y	Q	1.000%	12/20/20	ICE	2,290,000	40,111	41,980	(1,869)
CDX IG 29 5Y	Q	1.000%	12/20/22	ICE	62,580,000	1,161,422	1,285,253	(123,831)
CDX IG 30 5Y	Q	1.000%	06/20/23	ICE	7,900,000	130,389	130,390	(1)
CDX HY 30 5Y	Q	5.000%	06/20/23	ICE	500,000	30,164	30,645	(481)

						1,374,259	1,501,204	(126,945)

Total Credit Default Swaps						$998,283	$995,875	$2,408

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S / Q	CME	1.597%	03/29/19	$7,860,000	($62,654)	$—	($62,654)
3-Month USD-LIBOR	S / Q	CME	1.705%	09/28/19	4,380,000	(51,492)	—	(51,492)
3-Month USD-LIBOR	S / Q	CME	1.138%	10/17/19	12,330,000	(254,907)	—	(254,907)
3-Month USD-LIBOR	S / Q	CME	1.958%	12/05/19	21,400,000	(193,839)	—	(193,839)
6-Month JPY-LIBOR	S / S	CME	0.250%	12/20/19	JPY 690,000,000	23,503	30,105	(6,602)
3-Month USD-LIBOR	S / Q	CME	1.671%	06/14/20	$12,160,000	(239,483)	(3,505)	(235,978)
3-Month USD-LIBOR	S / Q	CME	2.250%	05/31/22	8,541,000	(149,022)	15,860	(164,882)
3-Month USD-LIBOR	S / Q	CME	2.169%	12/01/22	2,510,000	(59,748)	—	(59,748)
Brazil CETIP Interbank	Z / Z	CME	9.650%	01/02/25	BRL 1,600,000	10,180	(6,589)	16,769
6-Month EUR-LIBOR	A / S	LCH	1.501%	07/04/42	EUR 1,900,000	4,144	—	4,144

						($973,318)	$35,871	($1,009,189)

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S / Q	CME	1.250%	06/21/20	$6,300,000	$184,016	$104,066	$79,950
6-Month GBP-LIBOR	S / S	LCH	1.500%	09/19/23	GBP 3,700,000	(20,178)	(779)	(19,399)
6-Month JPY-LIBOR	S / S	CME	0.300%	03/18/26	JPY 1,140,000,000	(81,080)	(86,140)	5,060
6-Month JPY-LIBOR	S / S	LCH	0.300%	03/18/26	970,000,000	(61,710)	(65,509)	3,799
6-Month JPY-LIBOR	S / S	LCH	0.300%	09/20/27	440,000,000	(9,847)	(17,471)	7,624
3-Month USD-LIBOR	S / Q	CME	2.500%	12/20/27	$2,000,000	53,281	(11,780)	65,061
6-Month JPY-LIBOR	S / S	LCH	0.285%	01/25/28	JPY 30,000,000	122	2,231	(2,109)
6-Month JPY-LIBOR	S / S	LCH	0.301%	02/13/28	10,000,000	(97)	645	(742)
6-Month JPY-LIBOR	S / S	LCH	0.354%	02/16/28	20,000,000	(1,166)	—	(1,166)
6-Month JPY-LIBOR	S / S	LCH	0.300%	03/20/28	100,000,000	(415)	7,417	(7,832)
6-Month JPY-LIBOR	S / S	LCH	0.380%	06/18/28	10,000,000	(633)	168	(801)
6-Month JPY-LIBOR	S / S	LCH	0.399%	06/18/28	50,000,000	(4,058)	(44)	(4,014)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month GBP-LIBOR	S / S	LCH	1.500%	06/20/28	GBP 900,000	$1,894	$28,954	($27,060)
3-Month USD-LIBOR	S / Q	LCH	2.250%	06/20/28	$4,100,000	195,770	235,463	(39,693)
6-Month GBP-LIBOR	S / S	LCH	1.500%	09/19/28	GBP 1,000,000	5,119	23,890	(18,771)
3-Month USD-LIBOR	S / Q	CME	2.474%	11/15/43	$13,414,000	1,032,900	241,724	791,176
3-Month USD-LIBOR	S / Q	CME	2.950%	11/15/43	6,393,000	(82,664)	13,719	(96,383)
3-Month JPY-LIBOR	S / S	CME	0.641%	05/09/46	JPY 187,300,000	90,674	—	90,674
3-Month CAD-CDOR	S / S	CME	1.750%	12/16/46	CAD 300,000	42,126	38,848	3,278
3-Month EUR-LIBOR	A / S	CME	1.498%	08/23/47	EUR 2,276,000	(12,255)	2,373	(14,628)
6-Month GBP-LIBOR	S / S	LCH	1.500%	06/20/48	GBP 1,700,000	6,382	58,200	(51,818)

						$1,338,181	$575,975	$762,206

Interest Rate Swaps - Receive Floating Rate / Pay Floating Rate

Receive	Pay	Payment Frequency	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day U.S. Fed Funds + 0.355%	3-Month USD-LIBOR	Q	CME	05/15/23	$110,323,000	$12,104	($32,564)	$44,668

Total Interest Rate Swaps						$376,967	$579,282	($202,315)

Total Swap Agreements						$1,375,250	$1,575,157	($199,907)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2018

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$207,553,596	$—	$207,553,596	$—
	Senior Loan Notes	29,971,997	—	29,971,997	—
	Mortgage-Backed Securities	255,469,873	—	255,469,873	—
	Asset-Backed Securities	41,736,095	—	41,736,095	—
	U.S. Government Agency Issues	4,640,386	—	4,640,386	—
	U.S. Treasury Obligations	55,351,893	—	55,351,893	—
	Foreign Government Bonds & Notes	32,616,656	—	32,616,656	—
	Municipal Bonds	5,825,039	—	5,825,039	—
	Short-Term Investments	110,267,289	65,648,832	44,618,457	—
	Derivatives:
	Credit Contracts
	Purchased Options	59	—	59	—
	Swaps	1,431,186	—	1,431,186	—

	Total Credit Contracts	1,431,245	—	1,431,245	—

	Foreign Currency Contracts
	Futures	366,501	366,501	—	—
	Forward Foreign Currency Contracts	605,930	—	605,930	—
	Purchased Options	4,056	—	4,056	—

	Total Foreign Currency Contracts	976,487	366,501	609,986	—

	Interest Rate Contracts
	Futures	3,751,500	3,751,500	—	—
	Purchased Options	128,632	—	128,632	—
	Swaps	1,662,215	—	1,662,215	—

	Total Interest Rate Contracts	5,542,347	3,751,500	1,790,847	—

	Total Assets - Derivatives	7,950,079	4,118,001	3,832,078	—

	Total Assets	751,382,903	69,766,833	681,616,070	—

Liabilities	Sale-buyback Financing Transactions	(32,702,867)	—	(32,702,867)	—
	Derivatives:
	Credit Contracts
	Written Options	(1,423)	—	(1,423)	—
	Swaps	(432,903)	—	(432,903)	—

	Total Credit Contracts	(434,326)	—	(434,326)	—

	Foreign Currency Contracts
	Futures	(61,082)	(61,082)	—	—
	Forward Foreign Currency Contracts	(3,044,925)	—	(3,044,925)	—
	Written Options	(17,351)	—	(17,351)	—

	Total Foreign Currency Contracts	(3,123,358)	(61,082)	(3,062,276)	—

	Interest Rate Contracts
	Futures	(2,051,963)	(2,051,963)	—	—
	Written Options	(289,009)	—	(289,009)	—
	Swaps	(1,285,248)	—	(1,285,248)	—

	Total Interest Rate Contracts	(3,626,220)	(2,051,963)	(1,574,257)	—

	Total Liabilities - Derivatives	(7,183,904)	(2,113,045)	(5,070,859)	—

	Total Liabilities	(39,886,771)	(2,113,045)	(37,773,726)	—

	Total	$711,496,132	$67,653,788	$643,842,344	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.1%

Basic Materials - 2.0%

Anglo American Capital PLC (United Kingdom) 3.625% due 05/14/20 ~	$240,000	$240,916
Celulosa Arauco y Constitucion SA 7.250% due 07/29/19	120,000	126,145
INVISTA Finance LLC 4.250% due 10/15/19 ~	515,000	516,854
LyondellBasell Industries NV 6.000% due 11/15/21	200,000	216,022
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	325,000	326,823
The Sherwin-Williams Co 2.250% due 05/15/20	850,000	836,217

		2,262,977

Communications - 5.6%

Baidu Inc (China) 2.750% due 06/09/19	410,000	408,765
BellSouth LLC 4.285% due 04/26/21 ~	1,175,000	1,176,338
Charter Communications Operating LLC 3.579% due 07/23/20	370,000	371,191
4.464% due 07/23/22	50,000	51,141
CSC Holdings LLC 10.875% due 10/15/25 ~	200,000	235,498
Discovery Communications LLC 2.200% due 09/20/19	145,000	143,556
JD.com Inc (China) 3.125% due 04/29/21	370,000	363,102
Omnicom Group Inc 6.250% due 07/15/19	510,000	531,498
Telecom Italia Capital SA (Italy) 6.999% due 06/04/18	417,000	420,649
Telefonica Emisiones SAU (Spain) 3.192% due 04/27/18	500,000	500,208
Tencent Holdings Ltd (China) 2.875% due 02/11/20 ~	425,000	424,352
The Interpublic Group of Cos Inc 4.000% due 03/15/22	80,000	81,224
Time Warner Cable LLC 6.750% due 07/01/18	350,000	353,315
8.250% due 04/01/19	405,000	425,103
8.750% due 02/14/19	240,000	251,355
Viacom Inc 2.750% due 12/15/19	435,000	431,189
5.625% due 09/15/19	160,000	166,213

		6,334,697

Consumer, Cyclical - 6.9%

Air Canada Pass-Through Trust (Canada) 6.625% due 05/15/18 ~	445,000	447,225
Aptiv PLC 3.150% due 11/19/20	340,000	339,539
Brinker International Inc 2.600% due 05/15/18	545,000	544,591
Daimler Finance North America LLC (Germany) 1.650% due 05/18/18 ~	475,000	474,498
1.750% due 10/30/19 ~	165,000	161,984
2.300% due 02/12/21 ~	455,000	443,882
2.375% due 08/01/18 ~	325,000	324,833
Delta Air Lines Inc 2.600% due 12/04/20	65,000	63,808
2.875% due 03/13/20	500,000	496,919
DR Horton Inc 2.550% due 12/01/20	125,000	123,157
Ford Motor Credit Co LLC 2.021% due 05/03/19	250,000	247,429
2.551% due 10/05/18	385,000	384,756
3.470% due 04/05/21	380,000	379,684

	Principal Amount	Value
General Motors Co 3.500% due 10/02/18	$175,000	$175,273
General Motors Financial Co Inc 3.100% due 01/15/19	220,000	220,269
GLP Capital LP 4.375% due 11/01/18	840,000	845,779
Hyundai Capital America 1.750% due 09/27/19 ~	175,000	171,363
2.400% due 10/30/18 ~	125,000	124,657
2.500% due 03/18/19 ~	625,000	621,318
2.875% due 08/09/18 ~	175,000	175,011
Lennar Corp 2.950% due 11/29/20 ~	375,000	367,538
QVC Inc 3.125% due 04/01/19	600,000	599,782

		7,733,295

Consumer, Non-Cyclical - 6.4%

Abbott Laboratories 2.350% due 11/22/19	531,000	526,583
AbbVie Inc 2.300% due 05/14/21	125,000	121,918
Anthem Inc 2.300% due 07/15/18	500,000	499,605
2.500% due 11/21/20	80,000	78,682
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20 ~	110,000	107,896
Baxalta Inc 2.000% due 06/22/18	50,000	49,928
3.028% (USD LIBOR + 0.780%) due 06/22/18 §	40,000	40,041
Becton Dickinson and Co 2.404% due 06/05/20	330,000	323,849
2.675% due 12/15/19	325,000	322,957
2.944% (USD LIBOR + 0.875%) due 12/29/20 §	75,000	75,090
Bunge Ltd Finance Corp 3.500% due 11/24/20	55,000	55,215
8.500% due 06/15/19	380,000	403,840
Catholic Health Initiatives 2.600% due 08/01/18	130,000	130,170
Celgene Corp 2.875% due 02/19/21	165,000	163,953
CVS Health Corp 1.900% due 07/20/18	175,000	174,646
Equifax Inc 2.300% due 06/01/21	75,000	72,761
ERAC USA Finance LLC 2.350% due 10/15/19 ~	55,000	54,463
2.800% due 11/01/18 ~	400,000	400,070
Express Scripts Holding Co 2.756% (USD LIBOR + 0.750%) due 11/30/20 §	105,000	105,136
HCA Inc 3.750% due 03/15/19	690,000	694,347
Imperial Brands Finance PLC (United Kingdom) 2.050% due 07/20/18 ~	400,000	399,198
Medco Health Solutions Inc 4.125% due 09/15/20	80,000	81,643
Reynolds American Inc (United Kingdom) 2.300% due 06/12/18	250,000	249,885
8.125% due 06/23/19	300,000	318,497
S&P Global Inc 2.500% due 08/15/18	35,000	34,983
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	925,000	909,982
Teva Pharmaceutical Finance Netherlands III BV (Israel) 1.700% due 07/19/19	550,000	531,965
The Kroger Co 2.300% due 01/15/19	100,000	99,758
Tyson Foods Inc 2.250% due 08/23/21	160,000	154,397

		7,181,458

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Energy - 4.8%

Cenovus Energy Inc (Canada) 5.700% due 10/15/19	$240,000	$248,323
China Shenhua Overseas Capital Co Ltd (China) 3.125% due 01/20/20 ~	300,000	298,549
Columbia Pipeline Group Inc 2.450% due 06/01/18	130,000	129,922
DCP Midstream Operating LP 2.700% due 04/01/19	730,000	726,350
Encana Corp (Canada) 6.500% due 05/15/19	200,000	207,393
Energy Transfer Equity LP 7.500% due 10/15/20	305,000	329,209
Energy Transfer Partners LP 6.700% due 07/01/18	345,000	348,627
Enterprise Products Operating LLC 2.800% due 02/15/21	245,000	242,452
Marathon Oil Corp 2.700% due 06/01/20	150,000	147,839
NuStar Logistics LP 8.400% due 04/15/18	670,000	671,256
ONEOK Partners LP 3.200% due 09/15/18	555,000	557,124
Phillips 66 2.372% (USD LIBOR + 0.650%) due 04/15/19 § ~	150,000	150,043
2.606% (USD LIBOR + 0.600%) due 02/26/21 §	165,000	165,225
Plains All American Pipeline LP 2.600% due 12/15/19	50,000	49,369
5.000% due 02/01/21	120,000	124,023
5.750% due 01/15/20	120,000	124,821
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	355,000	373,415
Spectra Energy Partners LP 2.950% due 09/25/18	540,000	540,591

		5,434,531

Financial - 17.3%

ABN AMRO Bank NV (Netherlands) 2.100% due 01/18/19 ~	495,000	492,936
AerCap Ireland Capital DAC (Netherlands) 3.950% due 02/01/22	150,000	150,721
Air Lease Corp 2.125% due 01/15/20	370,000	363,576
2.500% due 03/01/21	70,000	68,678
American Express Credit Corp 2.200% due 03/03/20	195,000	192,303
American International Group Inc 2.300% due 07/16/19	250,000	247,736
ANZ New Zealand Int’l Ltd (New Zealand) 2.200% due 07/17/20 ~	200,000	196,109
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	200,000	197,690
Banco Santander Chile (Chile) 2.500% due 12/15/20 ~	445,000	436,656
Bank of America Corp 2.125% (USD LIBOR + 0.380%) due 01/23/22 §	210,000	208,993
2.503% due 10/21/22	95,000	91,300
2.905% (USD LIBOR + 1.160%) due 01/20/23 §	295,000	298,864
2.958% (USD LIBOR + 0.650%) due 10/01/21 §	230,000	230,645
5.650% due 05/01/18	175,000	175,443
Banque Federative du Credit Mutuel SA (France) 2.500% due 10/29/18 ~	425,000	424,417
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	235,000	232,141

	Principal Amount	Value
Barclays PLC (United Kingdom) 3.333% (USD LIBOR + 1.625%) due 01/10/23 §	$375,000	$384,400
BB&T Corp 2.150% due 02/01/21	300,000	293,765
BPCE SA (France) 3.124% (USD LIBOR + 1.220%) due 05/22/22 § ~	250,000	253,772
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	35,000	35,177
Capital One Financial Corp 2.400% due 10/30/20	70,000	68,647
Capital One NA 1.850% due 09/13/19	665,000	653,901
CBOE Global Markets Inc 1.950% due 06/28/19	165,000	163,105
China Overseas Finance Cayman Ltd (China) 4.250% due 05/08/19 ~	225,000	227,468
Citigroup Inc 2.050% due 06/07/19	325,000	322,081
2.498% (USD LIBOR + 0.790%) due 01/10/20 §	310,000	311,889
2.900% due 12/08/21	310,000	305,475
Citizens Bank NA 2.300% due 12/03/18	605,000	603,011
2.450% due 12/04/19	300,000	296,803
CNO Financial Group Inc 4.500% due 05/30/20	290,000	293,625
Credit Suisse AG (Switzerland) 5.400% due 01/14/20	50,000	51,805
Crown Castle International Corp REIT 2.250% due 09/01/21	255,000	245,936
3.400% due 02/15/21	110,000	110,471
Discover Bank 2.600% due 11/13/18	250,000	249,957
7.000% due 04/15/20	410,000	438,288
First Niagara Financial Group Inc 7.250% due 12/15/21	85,000	95,606
Grain Spectrum Funding LLC 4.000% due 10/10/33 ~	140,000	140,137
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	175,000	175,922
ING Groep NV (Netherlands) 3.452% (USD LIBOR + 1.150%) due 03/29/22 §	205,000	208,336
International Lease Finance Corp 6.250% due 05/15/19	340,000	351,742
Intesa Sanpaolo SPA (Italy) 2.100% due 09/27/18	400,000	398,993
3.375% due 01/12/23 ~	200,000	195,395
3.875% due 01/15/19	225,000	226,510
JPMorgan Chase & Co 2.607% (USD LIBOR + 0.550%) due 03/09/21 §	315,000	315,914
4.250% due 10/15/20	110,000	113,217
4.400% due 07/22/20	50,000	51,539
4.950% due 03/25/20	78,000	80,975
Kimco Realty Corp REIT 6.875% due 10/01/19	130,000	137,426
Morgan Stanley 2.295% (USD LIBOR + 0.550%) due 02/10/21 §	310,000	310,254
5.500% due 01/26/20	125,000	130,505
5.500% due 07/24/20	125,000	131,351
Provident Cos Inc 7.000% due 07/15/18	406,000	411,338
Regions Bank 2.250% due 09/14/18	375,000	374,364
2.688% (USD LIBOR + 0.380%) due 04/01/21 §	535,000	534,633
7.500% due 05/15/18	250,000	251,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Reinsurance Group of America Inc 5.000% due 06/01/21	$35,000	$36,740
6.450% due 11/15/19	280,000	294,642
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	55,000	54,542
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	385,000	376,138
Sberbank of Russia Via SB Capital SA (Russia) 3.080% due 03/07/19	EUR 200,000	251,587
Standard Chartered PLC (United Kingdom) 2.100% due 08/19/19 ~	$200,000	197,166
Sumitomo Mitsui Banking Corp (Japan) 1.950% due 07/23/18	400,000	399,505
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.950% due 09/19/19 ~	390,000	383,372
SunTrust Banks Inc 2.500% due 05/01/19	160,000	159,549
The Goldman Sachs Group Inc 2.300% due 12/13/19	295,000	291,937
2.552% (USD LIBOR + 0.780%) due 10/31/22 §	100,000	99,880
2.862% (USD LIBOR + 1.110%) due 04/26/22 §	295,000	297,678
2.900% due 07/19/18	130,000	130,195
5.375% due 03/15/20	100,000	104,291
6.000% due 06/15/20	30,000	31,758
6.150% due 04/01/18	1,050,000	1,050,000
Trinity Acquisition PLC 3.500% due 09/15/21	45,000	44,967
UBS Group Funding Switzerland AG (Switzerland) 3.140% (USD LIBOR + 1.220%) due 05/23/23 § ~	255,000	259,331
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	720,000	720,246
Wells Fargo & Co 2.550% due 12/07/20	23,000	22,610
XLIT Ltd (Bermuda) 2.300% due 12/15/18	250,000	249,083

		19,408,556

Industrial - 5.2%

Boral Finance PTY Ltd (Australia) 3.000% due 11/01/22 ~	35,000	34,211
CNH Industrial Capital LLC 3.375% due 07/15/19	130,000	130,000
DAE Funding LLC (United Arab Emirates) 4.000% due 08/01/20 ~	210,000	205,275
Eagle Materials Inc 4.500% due 08/01/26	50,000	50,750
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	200,000	197,149
GATX Corp 2.375% due 07/30/18	470,000	469,402
2.500% due 07/30/19	215,000	213,453
Harris Corp 1.999% due 04/27/18	555,000	554,874
Kansas City Southern 2.350% due 05/15/20	400,000	394,828
Keysight Technologies Inc 3.300% due 10/30/19	880,000	881,935
Martin Marietta Materials Inc 2.702% (USD LIBOR + 0.500%) due 12/20/19 §	150,000	150,266
Park Aerospace Holdings Ltd (Ireland) 3.625% due 03/15/21 ~	230,000	219,075
Penske Truck Leasing Co LP 2.500% due 06/15/19 ~	230,000	228,897
2.875% due 07/17/18 ~	810,000	810,377
3.200% due 07/15/20 ~	50,000	50,092

	Principal Amount	Value
Roper Technologies Inc 3.000% due 12/15/20	$25,000	$24,925
SBA Tower Trust 3.168% due 04/09/47 ~	285,000	284,211
3.448% due 03/15/48 ~	210,000	210,409
Stanley Black & Decker Inc 1.622% due 11/17/18	75,000	74,481
Vulcan Materials Co 2.570% (USD LIBOR + 0.650%) due 03/01/21 §	390,000	390,277
2.725% (USD LIBOR + 0.600%) due 06/15/20 §	215,000	214,748

		5,789,635

Technology - 3.5%

Broadcom Corp 2.375% due 01/15/20	615,000	606,618
3.000% due 01/15/22	190,000	186,551
Dell International LLC 3.480% due 06/01/19 ~	250,000	251,185
DXC Technology Co 2.875% due 03/27/20	280,000	278,541
2.956% (USD LIBOR + 0.950%) due 03/01/21 §	480,000	480,596
EMC Corp 1.875% due 06/01/18	390,000	388,886
Fidelity National Information Services Inc 2.250% due 08/15/21	250,000	241,744
Hewlett Packard Enterprise Co 2.100% due 10/04/19 ~	155,000	153,000
2.850% due 10/05/18	740,000	740,850
QUALCOMM Inc 2.100% due 05/20/20	170,000	168,092
Xerox Corp 2.750% due 03/15/19	155,000	154,688
5.625% due 12/15/19	300,000	312,051

		3,962,802

Utilities - 4.4%

CMS Energy Corp 8.750% due 06/15/19	60,000	63,844
Dominion Energy Inc 1.500% due 09/30/18 ~	120,000	119,319
1.875% due 12/15/18 ~	350,000	347,663
2.579% due 07/01/20	110,000	108,655
2.962% due 07/01/19 §	45,000	44,928
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	320,000	312,503
Exelon Generation Co LLC 2.950% due 01/15/20	575,000	573,586
FirstEnergy Corp 2.850% due 07/15/22	240,000	232,946
NextEra Energy Capital Holdings Inc 1.649% due 09/01/18	75,000	74,657
2.300% due 04/01/19	200,000	198,979
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	380,000	380,782
PPL Capital Funding Inc 1.900% due 06/01/18	410,000	409,283
San Diego Gas & Electric Co 1.914% due 02/01/22	111,429	108,727
Sempra Energy 1.625% due 10/07/19	265,000	259,942
2.209% (USD LIBOR + 0.500%) due 01/15/21 §	145,000	145,082
State Grid Overseas Investment Ltd (China) 2.250% due 05/04/20 ~	615,000	604,557

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
TECO Finance Inc 2.308% (USD LIBOR + 0.600%) due 04/10/18 §	$300,000	$300,014
The Southern Co 1.850% due 07/01/19	625,000	616,743

		4,902,210

Total Corporate Bonds & Notes (Cost $63,433,116)		63,010,161

MORTGAGE-BACKED SECURITIES - 14.7%

Collateralized Mortgage Obligations - Commercial - 5.0%

BAMLL Commercial Mortgage Securities Trust 2.717% due 06/15/28 § ~	205,000	204,948
3.490% due 04/14/33 ~	130,000	128,923
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	80,220	78,760
BX Trust 3.177% (USD LIBOR + 1.400%) due 10/15/32 § ~	385,000	385,940
4.027% (USD LIBOR + 2.250%) due 10/15/32 § ~	125,000	125,480
Citigroup Commercial Mortgage Trust 1.485% due 10/10/47	20,784	20,690
1.637% due 06/10/48	150,715	149,120
1.643% due 09/10/58	37,163	36,681
CLNS Trust 2.540% (USD LIBOR + 0.800%) due 06/11/32 § ~	395,000	395,764
2.740% (USD LIBOR + 1.000%) due 06/11/32 § ~	200,000	200,387
Commercial Mortgage Trust 1.443% due 08/10/49	59,253	57,847
1.445% due 12/10/47	80,705	80,178
1.604% due 10/10/48	54,084	53,477
1.667% due 07/10/50	127,293	126,612
1.770% due 02/10/49	7,176	7,096
1.965% due 02/10/50	82,369	81,179
2.568% (USD LIBOR + 0.850%) due 02/13/32 § ~	180,000	180,245
3.009% due 08/10/46	270,803	270,986
3.221% due 10/10/48	200,000	201,749
CSAIL Commercial Mortgage Trust 2.025% due 09/15/50	180,202	176,935
Great Wolf Trust 2.777% (USD LIBOR + 0.850%) due 09/15/34 § ~	175,000	175,349
3.247% (USD LIBOR + 1.320%) due 09/15/34 § ~	250,000	250,829
GS Mortgage Securities Trust 1.429% due 10/10/49	49,888	48,810
1.593% due 07/10/48	48,898	48,403
1.950% due 08/10/50	264,131	258,523
Hospitality Mortgage Trust 2.561% (USD LIBOR + 0.850%) due 05/08/30 § ~	140,000	140,397
InTown Hotel Portfolio Trust 2.477% (USD LIBOR + 0.700%) due 01/15/33 § ~	100,000	100,216
3.027% (USD LIBOR + 1.250%) due 01/15/33 § ~	100,000	100,282
JP Morgan Chase Commercial Mortgage Securities Trust 1.462% due 08/15/49	194,247	189,561
JPMBB Commercial Mortgage Securities Trust 1.322% due 08/15/47	18,172	18,105
1.423% due 06/15/49	20,765	20,426
1.445% due 10/15/48	18,574	18,486

	Principal Amount	Value
1.451% due 09/15/47	$19,774	$19,652
1.539% due 11/15/47	21,729	21,604
1.626% due 05/15/48	64,638	64,029
Morgan Stanley Bank of America Merrill Lynch Trust 1.597% due 05/15/49	16,997	16,742
1.686% due 10/15/47	31,683	31,606
1.706% due 05/15/48	109,688	108,330
Morgan Stanley Capital I Trust 1.638% due 05/15/48	99,294	98,179
2.627% (USD LIBOR + 0.850%) due 11/15/34 § ~	195,000	195,379
2.777% (USD LIBOR + 1.000%) due 11/15/34 § ~	155,000	155,395
Wells Fargo Commercial Mortgage Trust 1.441% due 10/15/49	38,596	37,983
1.471% due 04/15/50	94,275	93,405
1.531% due 05/15/48	57,670	57,264
1.577% due 01/15/59	43,446	42,858
1.968% due 07/15/50	150,928	148,262
1.975% due 09/15/50	135,544	132,867
WFRBS Commercial Mortgage Trust 1.390% due 11/15/47	19,307	19,139
1.663% due 10/15/57	47,715	47,434

		5,622,512

Collateralized Mortgage Obligations - Residential - 5.5%

COLT Mortgage Loan Trust 2.415% due 10/25/47 § ~	297,729	298,921
2.568% due 10/25/47 § ~	129,277	129,744
2.614% due 05/27/47 § ~	198,978	197,883
2.773% due 10/25/47 § ~	78,350	78,632
2.930% due 02/25/48 § ~	114,902	115,184
3.074% due 05/27/47 § ~	57,675	57,870
3.084% due 02/25/48 § ~	95,751	95,987
Deephaven Residential Mortgage Trust 2.577% due 10/25/47 § ~	309,182	307,596
2.711% due 10/25/47 § ~	81,364	80,853
2.813% due 10/25/47 § ~	81,364	80,774
2.976% due 12/25/57 § ~	206,934	207,447
3.485% due 12/26/46 § ~	60,169	60,309
DSLA Mortgage Loan Trust 2.648% (USD LIBOR + 0.840%) due 09/19/44 §	335,013	329,527
Fannie Mae Connecticut Avenue Securities 2.622% (USD LIBOR + 0.750%) due 02/25/30 §	411,789	412,463
2.722% (USD LIBOR + 0.850%) due 11/25/29 §	251,115	252,160
3.972% (USD LIBOR + 2.100%) due 08/25/28 §	35,502	35,635
Fannie Mae REMICS 2.172% (USD LIBOR + 0.300%) due 11/25/47 §	214,717	214,563
2.372% (USD LIBOR + 0.500%) due 11/25/46 §	166,798	166,583
2.372% (USD LIBOR + 0.500%) due 11/25/46 §	253,528	255,816
3.000% due 11/25/47	416,809	413,970
5.000% due 08/25/19	6,718	6,772
Freddie Mac REMICS 2.000% due 02/15/40	296,747	290,565
Freddie Mac Structured Agency Credit Risk Debt 2.422% (USD LIBOR + 0.550%) due 04/25/30 §	239,716	239,749
2.622% (USD LIBOR + 0.750%) due 03/25/30 §	242,291	243,049
2.672% (USD LIBOR + 0.800%) due 12/25/29 §	236,281	236,956
3.072% (USD LIBOR + 1.200%) due 08/25/29 §	229,341	231,390

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
3.622% (USD LIBOR + 1.750%) due 09/25/28 §	$5,548	$5,554
3.989% due 09/25/47 § ~	26,793	27,058
Freddie Mac Whole Loan Securities Trust 3.875% due 05/25/47 § ~	72,408	72,080
Galton Funding Mortgage Trust 3.500% due 11/25/57 § ~	219,959	219,389
GS Mortgage-Backed Securities Trust 2.466% due 07/25/44 § ~	36,740	36,165
JP Morgan Alternative Loan Trust 2.062% (USD LIBOR + 0.190%) due 06/25/37 §	32,778	32,921
Metlife Securitization Trust 3.000% due 04/25/55 § ~	154,189	153,474
Sequoia Mortgage Trust 3.500% due 02/25/48 § ~	366,702	370,569
Structured Adjustable Rate Mortgage Loan Trust 3.597% due 11/25/34 §	75,315	75,503
Verus Securitization Trust 2.929% due 02/25/48 § ~	96,757	96,901

		6,130,012

Fannie Mae - 4.1%

3.000% due 11/01/29 - 05/01/32	387,555	387,876
3.500% due 06/01/29 - 04/01/46	1,036,161	1,050,976
4.000% due 09/01/26 - 11/01/44	456,700	469,911
4.500% due 04/01/26 - 03/01/46	961,354	1,005,466
5.000% due 07/01/19 - 11/01/44	803,814	865,389
5.500% due 10/01/35 - 02/01/42	587,089	642,329
6.000% due 11/01/35 - 09/01/39	131,670	147,983

		4,569,930

Freddie Mac - 0.0%

5.500% due 01/01/20 - 12/01/39	33,408	36,521

Government National Mortgage Association - 0.1%

6.000% due 07/15/36	132,833	151,506

Total Mortgage-Backed Securities (Cost $16,642,020)		16,510,481

ASSET-BACKED SECURITIES - 19.7%

Allegro Ltd (Cayman) 2.585% (USD LIBOR + 0.840%) due 07/25/27 § ~	310,000	310,017
Ally Auto Receivables Trust 2.410% due 01/15/21 ~	240,000	239,617
2.460% due 09/15/22	40,000	39,467
2.840% due 09/15/22	85,000	84,882
2.930% due 11/15/23	70,000	68,875
AmeriCredit Automobile Receivables Trust 1.530% due 07/08/21	165,000	163,379
1.700% due 07/08/20	33,146	33,078
1.810% due 10/08/20	14,982	14,944
2.580% due 09/08/20	240,000	239,975
2.690% due 06/19/23	110,000	108,581
2.710% due 08/18/22	100,000	98,839
2.710% due 09/08/22	315,000	310,676
3.000% due 06/08/21	110,000	110,023
3.340% due 08/08/21	135,000	135,715
3.370% due 11/08/21 ~	225,000	225,941
3.580% due 08/09/21 ~	110,000	110,521
ARI Fleet Lease Trust 1.820% due 07/15/24 ~	26,959	26,905
1.910% due 04/15/26 ~	100,000	99,468
2.550% due 10/15/26 ~	145,000	144,463
Ascentium Equipment Receivables LLC 1.930% due 03/11/19 ~	13,486	13,483

	Principal Amount	Value
Ascentium Equipment Receivables Trust 1.460% due 04/10/19 ~	$14,689	$14,659
1.870% due 07/10/19 ~	80,532	80,311
2.290% due 06/10/21 ~	95,000	94,035
2.310% due 12/10/21 ~	230,000	226,512
Avis Budget Rental Car Funding AESOP LLC 1.920% due 09/20/19 ~	675,000	673,790
2.500% due 02/20/21 ~	240,000	238,298
2.620% due 09/20/19 ~	135,000	134,900
2.970% due 02/20/20 ~	350,000	350,464
3.660% due 02/20/20 ~	310,000	311,433
Barings CLO Ltd (Cayman) 2.545% (USD LIBOR + 0.800%) due 01/20/28 § ~	385,000	385,113
Bayview Mortgage Fund Trust 3.500% due 01/28/58 § ~	235,154	237,227
Bayview Opportunity Master Fund Trust 3.500% due 01/28/55 § ~	143,337	144,354
BMW Vehicle Lease Trust 1.430% due 09/20/19	75,000	74,564
2.070% due 10/20/20	115,000	113,970
2.180% due 06/22/20	185,000	183,810
California Republic Auto Receivables Trust 2.510% due 02/16/21	60,000	59,681
Capital Auto Receivables Asset Trust 1.540% due 08/20/20	52,468	52,180
1.630% due 01/20/21	40,000	39,621
1.730% due 09/20/19	35,661	35,617
1.730% due 04/20/20	41,277	41,168
2.430% due 05/20/22 ~	40,000	39,351
2.700% due 09/20/22 ~	65,000	64,126
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.745% (USD LIBOR + 1.000%) due 04/20/27 § ~	250,000	249,791
3.089% (USD LIBOR + 1.250%) due 05/15/25 § ~	315,000	315,293
CarMax Auto Owner Trust 1.400% due 08/15/21	205,000	202,178
3.270% due 03/15/22	155,000	155,188
Chrysler Capital Auto Receivables Trust 1.360% due 01/15/20 ~	13,769	13,764
1.640% due 07/15/21 ~	85,000	84,395
3.440% due 08/16/21 ~	380,000	381,509
Citigroup Mortgage Loan Trust Inc 2.032% (USD LIBOR + 0.160%) due 06/25/37 §	19,871	19,910
CNH Equipment Trust 1.440% due 12/15/21	135,000	133,049
1.930% due 03/15/24	315,000	307,533
2.400% due 02/15/23	265,000	263,273
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 ~	63,228	62,039
2.690% due 03/25/30 ~	100,912	99,311
Enterprise Fleet Financing LLC 1.590% due 02/22/21 ~	40,265	40,231
1.740% due 09/20/20 ~	165,103	164,932
1.830% due 09/20/21 ~	132,311	131,984
2.040% due 02/22/22 ~	295,000	291,838
Ford Credit Auto Owner Trust 2.030% due 12/15/27 ~	350,000	340,524
Ford Credit Floorplan Master Owner Trust 1.550% due 07/15/21	240,000	236,621
2.290% due 06/15/20	370,000	369,808
GM Financial Automobile Leasing Trust 1.620% due 09/20/19	113,248	112,837
2.120% due 09/20/21	65,000	64,141
2.260% due 08/20/20	45,000	44,732
2.580% due 03/20/20	455,000	453,570
3.110% due 12/20/21	105,000	104,679
3.370% due 10/20/22	245,000	244,305

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
GM Financial Consumer Automobile Receivables Trust 2.330% due 03/16/23 ~	$25,000	$24,481
GM Financial Consumer Automobile Trust 2.450% due 07/17/23 ~	100,000	98,206
GMF Floorplan Owner Revolving Trust 1.650% due 05/15/20 ~	145,000	144,857
2.220% due 05/15/20 ~	670,000	669,447
2.410% due 05/17/21 ~	100,000	99,528
GreatAmerica Leasing Receivables Funding LLC 1.720% due 04/22/19 ~	62,199	62,040
1.730% due 06/20/19 ~	66,524	66,352
2.060% due 06/22/20 ~	100,000	99,412
2.600% due 06/15/21 ~	95,000	94,569
GSAA Home Equity Trust 2.152% (USD LIBOR + 0.280%) due 10/25/35 §	32,028	31,896
Hilton Grand Vacations Trust 1.770% due 11/25/26 ~	92,518	90,867
2.660% due 12/26/28 ~	77,085	76,090
2.960% due 12/26/28 § ~	77,085	75,759
Hyundai Auto Lease Securitization Trust 1.600% due 07/15/19 ~	42,789	42,744
1.650% due 07/15/20 ~	100,000	99,205
Hyundai Auto Receivables Trust 2.380% due 04/17/23	395,000	388,110
KKR Ltd (Cayman) 2.772% (USD LIBOR + 1.050%) due 07/15/27 § ~	405,000	405,158
2.871% (USD LIBOR + 0.800%) due 01/16/28 § ~	390,000	390,270
Kubota Credit Owner Trust 1.540% due 03/15/19 ~	53,594	53,553
Madison Park Funding XIV Ltd (Cayman) 2.865% (USD LIBOR + 1.120%) due 07/20/26 § ~	295,000	295,240
Magnetite XVI Ltd (Cayman) 2.578% (USD LIBOR + 0.800%) due 01/18/28 § ~	515,000	515,020
Mercedes-Benz Auto Lease Trust 1.520% due 03/15/19	89,129	89,054
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	67,010	66,268
2.750% due 07/25/59 § ~	157,775	156,700
MMAF Equipment Finance LLC 1.390% due 10/16/19 ~	4,708	4,706
2.040% due 02/16/22 ~	100,000	98,750
MVW Owner Trust 2.150% due 04/22/30 ~	26,307	25,842
2.420% due 12/20/34 ~	91,916	89,890
Navient Private Education Refi Loan Trust 2.530% due 02/18/42 ~	295,000	294,329
Neuberger Berman Ltd (Cayman) 2.572% (USD LIBOR + 0.850%) due 01/15/28 § ~	250,000	250,318
Nissan Auto Lease Trust 1.610% due 01/18/22	160,000	158,788
Nissan Master Owner Trust Receivables 1.540% due 06/15/21	75,000	74,028
OCP CLO Ltd (Cayman) 2.573% (USD LIBOR + 0.820%) due 10/26/27 § ~	360,000	359,916
OZLM VIII Ltd (Cayman) 2.861% (USD LIBOR + 1.130%) due 10/17/26 § ~	330,000	330,101
Santander Drive Auto Receivables Trust 2.100% due 06/15/21	25,000	24,890
2.460% due 03/15/22	126,000	125,268
2.470% due 12/15/20	61,338	61,320
2.580% due 05/16/22	30,000	29,812
2.960% due 03/15/24	65,000	64,723

	Principal Amount	Value
3.490% due 05/17/21	$155,000	$156,311
3.530% due 08/16/21	105,000	106,311
3.650% due 12/15/21	120,000	121,178
4.020% due 04/15/22	105,000	106,894
Santander Retail Auto Lease Trust 2.960% due 11/21/22 ~	85,000	84,097
Sierra Receivables Funding Co LLC 2.910% due 03/20/34 ~	257,570	255,149
Sierra Timeshare Receivables Funding LLC 2.050% due 06/20/31 § ~	39,838	39,607
2.300% due 10/20/31 ~	61,593	61,171
2.330% due 07/20/33 ~	37,283	36,860
2.400% due 03/22/32 ~	52,842	52,439
2.430% due 10/20/33 ~	97,260	95,601
2.580% due 09/20/32 ~	312,994	312,362
3.080% due 03/21/33 ~	284,337	285,071
SLM Student Loan Trust 2.272% (USD LIBOR + 0.400%) due 03/25/25 §	144,679	142,429
3.245% (USD LIBOR + 1.500%) due 04/25/23 §	46,689	47,691
3.395% (USD LIBOR + 1.650%) due 07/25/22 §	75,636	77,429
3.445% (USD LIBOR + 1.700%) due 07/25/23 §	74,068	76,057
SMART Trust (Australia) 1.660% due 08/14/19	74,671	74,515
SMB Private Education Loan Trust 2.777% (USD LIBOR + 1.000%) due 06/15/27 § ~	119,761	120,863
3.050% due 05/15/26 ~	129,782	129,763
Springleaf Funding Trust 2.900% due 11/15/29 ~	100,000	99,592
Synchrony Credit Card Master Note Trust 2.620% due 09/15/23	85,000	83,844
Towd Point Mortgage Trust 2.250% due 07/25/56 § ~	69,714	68,567
2.750% due 02/25/55 § ~	50,493	50,228
2.750% due 04/25/55 § ~	88,122	87,678
2.750% due 05/25/55 § ~	79,960	79,528
2.750% due 08/25/55 § ~	64,392	63,702
2.750% due 10/25/56 § ~	77,075	76,423
2.750% due 04/25/57 § ~	172,570	171,530
3.000% due 01/25/58 § ~	112,987	112,667
USAA Auto Owner Trust 1.960% due 11/15/22	165,000	164,679
Verizon Owner Trust 2.150% due 05/20/21 ~	160,000	157,832
2.360% due 05/20/21 ~	125,000	123,465
2.450% due 09/20/21 ~	100,000	98,993
2.530% due 04/20/22 ~	120,000	118,124
2.650% due 09/20/21 ~	100,000	99,068
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21	536,594	534,923
Volvo Financial Equipment LLC 1.670% due 02/18/20 ~	43,800	43,645
Wells Fargo Home Equity Trust 2.022% (USD LIBOR + 0.150%) due 01/25/37 §	101,571	101,031
Wheels SPV LLC 1.270% due 04/22/24 ~	8,923	8,917
1.590% due 05/20/25 ~	109,319	108,746
World Omni Automobile Lease Securitization Trust 2.320% due 08/15/22	55,000	54,604

Total Asset-Backed Securities (Cost $22,223,469)		22,078,559

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 0.7%

Fannie Mae 1.500% due 07/30/20	$775,000	$759,610

Total U.S. Government Agency Issues (Cost $773,162)		759,610

U.S. TREASURY OBLIGATIONS - 5.8%

U.S. Treasury Notes - 5.8%

2.250% due 02/29/20	6,520,000	6,516,852

Total U.S. Treasury Obligations (Cost $6,516,111)		6,516,852

MUNICIPAL BONDS - 0.1%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	150,000	149,666

Total Municipal Bonds (Cost $150,000)		149,666

SHORT-TERM INVESTMENTS - 4.8%

Commercial Paper - 1.7%

Energy Transfer Partners LP 3.955% due 04/03/18	680,000	679,783
Ford Motor Credit Co LLC 3.001% due 02/19/19	405,000	394,475
Humana Inc 2.841% due 08/14/18	405,000	400,794
Sherwin-Williams Co 2.386% due 08/15/18	405,000	401,432

		1,876,484

	Shares	Value
Money Market Fund - 3.1%

BlackRock Liquidity Funds T-Fund Portfolio	3,485,280	$3,485,280

Total Short-Term Investments (Cost $5,362,050)		5,361,764

TOTAL INVESTMENTS - 101.9% (Cost $115,099,928)		114,387,093

DERIVATIVES - 0.0% (See Notes (b) and (c) in Notes to Schedule of Investments)		18,168

OTHER ASSETS & LIABILITIES, NET - (1.9%)		(2,136,503)

NET ASSETS - 100.0%		$112,268,758

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.1%
Asset-Backed Securities	19.7%
Mortgage-Backed Securities	14.7%
U.S. Treasury Obligations	5.8%
Short-Term Investments	4.8%
Others (each less than 3.0%)	0.8%

	101.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	(1.9%	)

	100.0%

(b)	Open futures contracts outstanding as of March 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/18	127	$26,980,626	$27,001,391	$20,765
U.S. Treasury 5-Year Notes	06/18	30	3,413,748	3,433,828	20,080

					40,845

Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/18	15	1,794,275	1,817,109	(22,834)

Total Futures Contracts					$18,011

(c)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	254,829	EUR	206,245	05/18	BNP	$157	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2018

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$63,010,161	$—	$63,010,161	$—
	Mortgage-Backed Securities	16,510,481	—	16,510,481	—
	Asset-Backed Securities	22,078,559	—	22,078,559	—
	U.S. Government Agency Issues	759,610	—	759,610	—
	U.S. Treasury Obligations	6,516,852	—	6,516,852	—
	Municipal Bonds	149,666	—	149,666	—
	Short-Term Investments	5,361,764	3,485,280	1,876,484	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	157	—	157	—
	Interest Rate Contracts
	Futures	40,845	40,845	—	—

	Total Assets - Derivatives	41,002	40,845	157

	Total Assets	114,428,095	3,526,125	110,901,970	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(22,834)	(22,834)	—	—

	Total Liabilities	(22,834)	(22,834)	—	—

	Total	$114,405,261	$3,503,291	$110,901,970	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 20.7%

Argentina - 0.4%

Rio Energy SA 6.875% due 02/01/25 ~	$150,000	$148,500
YPF SA
6.950% due 07/21/27 ~	80,000	80,528
7.000% due 12/15/47 ~	30,000	26,970
8.500% due 07/28/25 ~	100,000	110,633

		366,631

Azerbaijan - 0.6%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	220,000	243,160
State Oil Co of the Azerbaijan Republic 6.950% due 03/18/30 ~	270,000	293,794

		536,954

Brazil - 1.7%

Gol Finance Inc 7.000% due 01/31/25 ~	100,000	98,875
Petrobras Global Finance BV
6.850% due 06/05/15	215,000	204,250
6.875% due 01/20/40	175,000	172,769
8.750% due 05/23/26	215,000	252,902
QGOG Atlantic 5.250% due 07/30/18 ~	50,000	49,000
Rumo Luxembourg Sarl 5.875% due 01/18/25 ~	200,000	197,875
Vale Overseas Ltd
6.875% due 11/21/36	130,000	153,556
6.875% due 11/10/39	125,000	148,750
Vrio Finco 1 LLC 6.250% due 04/04/23 ~	200,000	203,000

		1,480,977

Chile - 1.5%

Corp Nacional del Cobre de Chile
4.500% due 08/01/47 ~	200,000	202,476
4.875% due 11/04/44 ~	200,000	211,703
5.625% due 10/18/43 ~	200,000	234,131
Empresa Nacional del Petroleo
3.750% due 08/05/26 ~	200,000	192,772
4.500% due 09/14/47 ~	200,000	186,900
VTR Finance BV 6.875% due 01/15/24 ~	200,000	208,802

		1,236,784

China - 1.2%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	200,000	198,004
China Evergrande Group 7.500% due 06/28/23 ~	200,000	196,991
China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	200,000	201,272
Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	200,000	205,296
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	200,000	213,617

		1,015,180

Colombia - 0.4%

Ecopetrol SA 7.625% due 07/23/19	40,000	42,360
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 314,000,000	114,966
Millicom International Cellular SA 5.125% due 01/15/28 ~	$200,000	191,750

		349,076

	Principal Amount	Value
Costa Rica - 0.3%

Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	$200,000	$207,500

Georgia - 0.3%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	219,324

Hong Kong - 0.1%

Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	100,000	104,045

Indonesia - 1.3%

Majapahit Holding BV
7.750% due 01/20/20 ~	100,000	107,520
8.000% due 08/07/19 ~	100,000	106,320
P.T. Pertamina Persero 6.000% due 05/03/42 ~	400,000	429,384
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	430,000	456,015

		1,099,239

Israel - 0.4%

Teva Pharmaceutical Finance Netherlands III BV
2.800% due 07/21/23	180,000	152,637
6.750% due 03/01/28 ~	200,000	197,684

		350,321

Jamaica - 0.2%

Digicel Group Ltd 8.250% due 09/30/20 ~	200,000	173,000

Kazakhstan - 1.4%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	219,875
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	336,312
Kazkommertsbank JSC 5.500% due 12/21/22 ~	90,427	90,259
KazMunayGas National Co JSC
5.750% due 04/30/43 ~	200,000	208,350
6.375% due 04/09/21 ~	200,000	215,606
7.000% due 05/05/20 ~	110,000	118,200

		1,188,602

Luxembourg - 0.2%

Altice Financing SA 7.500% due 05/15/26 ~	200,000	196,500

Malaysia - 0.4%

Petronas Capital Ltd 5.250% due 08/12/19 ~	100,000	103,171
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	250,000	263,997

		367,168

Mexico - 1.8%

BBVA Bancomer SA 5.125% due 01/18/33 ~	200,000	193,000
Comision Federal de Electricidad
4.875% due 01/15/24 ~	200,000	206,250
5.750% due 02/14/42 ~	200,000	206,750
8.180% due 12/23/27 ~	MXN 950,000	50,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Petroleos Mexicanos
5.500% due 06/27/44	$15,000	$13,395
5.625% due 01/23/46	100,000	89,428
6.000% due 03/05/20	50,000	52,212
6.500% due 06/02/41	115,000	114,425
6.750% due 09/21/47	254,000	257,653
6.875% due 08/04/26	192,000	210,682
7.190% due 09/12/24 ~	MXN 3,170,000	157,646

		1,551,672

Netherlands - 0.2%

VEON Holdings BV 4.950% due 06/16/24 ~	$200,000	197,374

Pakistan - 0.9%

The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	350,000	357,839
The Third Pakistan International Sukuk Co Ltd
5.500% due 10/13/21 ~	200,000	197,291
5.625% due 12/05/22 ~	200,000	193,413

		748,543

Peru - 0.8%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 358,000	111,360
Nexa Resources SA 5.375% due 05/04/27 ~	$200,000	205,250
Patrimonio EN Fideicomiso 5.750% due 04/03/28 ~	200,000	200,500
Petroleos del Peru SA 5.625% due 06/19/47 ~	200,000	200,050

		717,160

Philippines - 0.4%

Development Bank of the Philippines 5.500% due 03/25/21 ~	200,000	213,594
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	130,000	158,566

		372,160

Russia - 1.7%

Credit Bank of Moscow 5.875% due 11/07/21 ~	200,000	205,009
Gazprom Neft OAO 4.375% due 09/19/22 ~	200,000	199,408
Gazprom OAO
8.625% due 04/28/34 ~	25,000	32,474
9.250% due 04/23/19 ~	60,000	63,628
Sberbank of Russia
5.125% due 10/29/22 ~	200,000	203,512
5.250% due 05/23/23 ~	200,000	203,706
SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	232,000	236,251
Vnesheconombank
5.942% due 11/21/23 ~	220,000	235,929
6.902% due 07/09/20 ~	100,000	106,334

		1,486,251

Singapore - 0.2%

Puma International Financing SA 5.125% due 10/06/24 ~	200,000	199,332

South Africa - 0.7%

Eskom Holdings SOC Ltd
5.750% due 01/26/21 ~	356,000	353,527
7.125% due 02/11/25 ~	200,000	204,886

		558,413

	Principal Amount	Value
Ukraine - 0.3%

MHP SE 7.750% due 05/10/24 ~	$200,000	$211,150

United Kingdom - 0.5%

Standard Chartered Bank 7.590% due 01/13/26 ~	INR 30,000,000	458,475

Venezuela - 2.8%

Petroleos de Venezuela SA
5.375% due 04/12/27 Y ~	$93,000	25,938
8.500% due 10/27/20 Y ~	2,513,250	2,158,882
9.000% due 11/17/21 Y ~	219,354	71,838
9.750% due 05/17/35 Y ~	286,278	90,750
12.750% due 02/17/22 Y ~	117,000	40,131

		2,387,539

Total Corporate Bonds & Notes (Cost $17,695,242)		17,779,370

SENIOR LOAN NOTES - 0.7%

United Arab Emirates - 0.7%

Dubai World Term B1 2.000% Cash or 1.750% PIK due 09/30/22	658,464	631,028

Total Senior Loan Notes (Cost $595,851)		631,028

FOREIGN GOVERNMENT BONDS & NOTES - 63.3%

Angola - 0.3%

Angolan Government 9.500% due 11/12/25 ~	200,000	226,420

Argentina - 2.7%

Argentina Bonar
24.938% (ARS Deposit + 2.000%) due 04/03/22 §	ARS 2,949,000	150,389
25.499% (ARS Deposit + 2.500%) due 03/11/19 §	486,000	24,568
26.251% (ARS Deposit + 3.250%) due 03/01/20 §	470,000	24,242
Argentina POM Politica Monetaria 27.250% (ARS Reference + 0.000%) due 06/21/20 §	10,126,591	533,482
Argentine Bonos del Tesoro 21.200% due 09/19/18	380,000	18,637
Argentine Republic Government
2.500% due 12/31/38 § ^	$462,217	308,068
5.875% due 01/11/28	238,000	224,285
6.875% due 04/22/21	210,000	222,994
6.875% due 01/11/48	379,000	346,548
7.500% due 04/22/26	252,000	269,766
8.280% due 12/31/33 ^	210,300	229,395

		2,352,374

Bahrain - 0.2%

Bahrain Government 7.500% due 09/20/47 ~	200,000	183,000

Belarus - 1.1%

Republic of Belarus
6.200% due 02/28/30 ~	200,000	198,255
6.875% due 02/28/23 ~	460,000	488,451
7.625% due 06/29/27 ~	200,000	220,600

		907,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Brazil - 6.4%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	$170,000	$176,542
Brazil Notas do Tesouro Nacional ‘B’
6.000% due 08/15/22 ^	BRL 1,588,000	1,587,692
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/23	3,330,000	1,055,463
10.000% due 01/01/25	2,347,000	738,751
10.000% due 01/01/27	2,345,000	734,720
Brazilian Government
2.625% due 01/05/23	$200,000	190,200
4.250% due 01/07/25	175,000	174,431
4.625% due 01/13/28	200,000	196,250
5.000% due 01/27/45	141,000	127,042
5.625% due 01/07/41	100,000	98,375
5.625% due 02/21/47	200,000	194,400
7.125% due 01/20/37	110,000	128,645
8.250% due 01/20/34	70,000	88,393

		5,490,904

Chile - 0.1%

Bonos de la Tesoreria de la Republica en pesos 5.000% due 03/01/35	CLP 70,000,000	115,843

Colombia - 1.6%

Colombia Government
3.875% due 04/25/27	$200,000	197,650
5.000% due 06/15/45	262,000	266,257
5.625% due 02/26/44	200,000	218,500
6.125% due 01/18/41	283,000	326,865
7.375% due 09/18/37	110,000	141,350
8.125% due 05/21/24	155,000	190,069

		1,340,691

Costa Rica - 0.2%

Costa Rica Government
4.375% due 04/30/25 ~	90,000	85,050
5.625% due 04/30/43 ~	90,000	81,500

		166,550

Croatia - 1.1%

Croatia Government
6.000% due 01/26/24 ~	310,000	342,748
6.375% due 03/24/21 ~	200,000	216,471
6.625% due 07/14/20 ~	260,000	279,243
6.750% due 11/05/19 ~	100,000	106,056

		944,518

Dominican Republic - 1.8%

Dominican Republic
5.500% due 01/27/25 ~	290,000	299,013
5.875% due 04/18/24 ~	220,000	231,554
6.600% due 01/28/24 ~	100,000	108,916
6.850% due 01/27/45 ~	270,000	291,937
6.875% due 01/29/26 ~	290,000	322,251
7.450% due 04/30/44 ~	130,000	147,550
7.500% due 05/06/21 ~	170,000	181,147

		1,582,368

Ecuador - 6.0%

Ecuador Government
7.875% due 01/23/28 ~	560,000	541,212
7.950% due 06/20/24 ~	368,000	366,620
8.750% due 06/02/23 ~	458,000	471,396
8.875% due 10/23/27 ~	490,000	500,510
9.625% due 06/02/27 ~	250,000	268,612
9.650% due 12/13/26 ~	452,000	478,555

	Principal Amount	Value
10.500% due 03/24/20 ~	$1,190,000	$1,277,762
10.750% due 03/28/22 ~	1,094,000	1,200,938

		5,105,605

Egypt - 1.4%

Egypt Government
6.588% due 02/21/28 ~	200,000	203,463
6.875% due 04/30/40 ~	100,000	97,879
7.500% due 01/31/27 ~	450,000	488,108
7.903% due 02/21/48 ~	200,000	210,893
8.500% due 01/31/47 ~	200,000	223,728

		1,224,071

El Salvador - 0.8%

El Salvador Government
5.875% due 01/30/25 ~	102,000	100,500
6.375% due 01/18/27 ~	70,000	69,213
7.375% due 12/01/19 ~	100,000	104,366
7.625% due 02/01/41 ~	150,000	159,045
7.650% due 06/15/35 ~	55,000	58,264
8.250% due 04/10/32 ~	37,000	41,653
8.625% due 02/28/29 ~	115,000	132,250

		665,291

Ethiopia - 0.4%

Ethiopia International 6.625% due 12/11/24 ~	310,000	319,779

Gabon - 0.5%

Gabon Government 6.375% due 12/12/24 ~	400,000	398,130

Ghana - 0.3%

Ghana Government 9.250% due 09/15/22 ~	200,000	228,216

Hungary - 1.3%

Hungary Government
5.375% due 02/21/23	338,000	365,446
5.375% due 03/25/24	174,000	189,871
5.500% due 06/24/25	HUF 30,270,000	147,725
5.750% due 11/22/23	$306,000	338,604
7.625% due 03/29/41	40,000	57,853

		1,099,499

India - 1.0%

Export-Import Bank of India 4.000% due 01/14/23 ~	200,000	200,459
India Government 7.720% due 05/25/25	INR 44,000,000	681,301

		881,760

Indonesia - 4.4%

Indonesia Government
5.125% due 01/15/45 ~	$200,000	208,444
5.250% due 01/08/47 ~	200,000	213,636
5.950% due 01/08/46 ~	200,000	232,282
6.625% due 02/17/37 ~	100,000	121,235
7.750% due 01/17/38 ~	100,000	135,523
8.500% due 10/12/35 ~	100,000	142,157
Indonesia Treasury
5.625% due 05/15/23	IDR 1,901,000,000	136,249
6.125% due 05/15/28	5,180,000,000	362,892
6.625% due 05/15/33	2,036,000,000	144,742
7.000% due 05/15/22	303,000,000	22,869
7.500% due 08/15/32	4,580,000,000	341,400
7.500% due 05/15/38	1,460,000,000	107,478

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
8.250% due 07/15/21	IDR 4,510,000,000	$349,695
8.250% due 05/15/36	958,000,000	75,134
8.375% due 03/15/24	3,302,000,000	262,036
8.375% due 09/15/26	9,641,000,000	774,676
8.375% due 03/15/34	544,000,000	43,070
8.750% due 05/15/31	833,000,000	68,461

		3,741,979

Ivory Coast - 0.7%

Ivory Coast Government 5.750% due 12/31/32 § ~	$668,115	644,142

Jamaica - 0.3%

Jamaica Government 7.875% due 07/28/45	200,000	238,700

Kazakhstan - 0.6%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	200,000	199,453
Kazakhstan Government 6.500% due 07/21/45 ~	230,000	278,358

		477,811

Kenya - 0.2%

Kenya Government 6.875% due 06/24/24 ~	200,000	209,385

Lebanon - 1.7%

Lebanon Government
5.150% due 11/12/18 ~	30,000	30,046
5.450% due 11/28/19 ~	163,000	162,552
6.000% due 01/27/23 ~	60,000	58,487
6.100% due 10/04/22 ~	509,000	501,782
6.375% due 03/09/20	165,000	166,214
6.600% due 11/27/26 ~	99,000	94,607
6.750% due 11/29/27 ~	58,000	55,509
8.250% due 04/12/21 ~	345,000	363,371

		1,432,568

Malaysia - 1.3%

Malaysia Government
3.418% due 08/15/22	MYR 287,000	73,382
3.480% due 03/15/23	27,000	6,892
3.654% due 10/31/19	113,000	29,375
3.659% due 10/15/20	2,266,000	589,803
3.759% due 03/15/19	113,000	29,389
3.844% due 04/15/33	261,000	63,204
3.882% due 03/10/22	130,000	34,015
3.900% due 11/30/26	21,000	5,416
3.955% due 09/15/25	9,000	2,328
4.181% due 07/15/24	217,000	56,971
4.232% due 06/30/31	562,000	143,869
4.254% due 05/31/35	8,000	2,004
4.392% due 04/15/26	22,000	5,830
4.498% due 04/15/30	194,000	50,930

		1,093,408

Mexico - 4.8%

Mexican Bonos
5.750% due 03/05/26	MXN 17,230,000	861,500
6.500% due 06/10/21	20,530,000	1,107,107
6.500% due 06/09/22	8,750,000	469,280
8.000% due 12/07/23	3,470,000	197,941
10.000% due 12/05/24	15,490,000	978,290
Mexico Government
4.600% due 01/23/46	$200,000	190,440
4.750% due 03/08/44	68,000	66,300

	Principal Amount	Value
5.550% due 01/21/45	$94,000	$101,619
5.750% due 10/12/10	112,000	114,240
6.050% due 01/11/40	60,000	67,875

		4,154,592

Morocco - 0.6%

Morocco Government
4.250% due 12/11/22 ~	320,000	327,192
5.500% due 12/11/42 ~	200,000	213,368

		540,560

Nigeria - 0.5%

Nigeria Government
6.500% due 11/28/27 ~	200,000	203,086
7.625% due 11/28/47 ~	200,000	207,464

		410,550

Oman - 0.4%

Oman Government
6.500% due 03/08/47 ~	200,000	189,572
6.750% due 01/17/48 ~	200,000	192,457

		382,029

Pakistan - 0.7%

Pakistan Government
6.875% due 12/05/27 ~	200,000	189,752
7.250% due 04/15/19 ~	230,000	234,881
8.250% due 04/15/24 ~	200,000	209,340

		633,973

Panama - 0.8%

Panama Government
4.300% due 04/29/53	200,000	197,000
6.700% due 01/26/36	130,000	164,775
7.125% due 01/29/26	100,000	123,750
8.875% due 09/30/27	70,000	97,125
9.375% due 04/01/29	70,000	102,375

		685,025

Paraguay - 0.2%

Paraguay Government 4.625% due 01/25/23 ~	200,000	206,360

Peru - 1.3%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 236,000	80,744
Peruvian Government
5.625% due 11/18/50	$347,000	418,135
7.350% due 07/21/25	178,000	221,165
8.750% due 11/21/33	260,000	389,740

		1,109,784

Philippines - 0.9%

Philippine Government
6.375% due 10/23/34	130,000	167,008
7.750% due 01/14/31	170,000	233,342
9.500% due 02/02/30	200,000	305,071
10.625% due 03/16/25	46,000	66,490

		771,911

Poland - 0.4%

Republic of Poland Government
2.500% due 07/25/26	PLN 568,000	159,997
3.000% due 03/17/23	$47,000	46,616
3.250% due 07/25/25	PLN 28,000	8,381
5.000% due 03/23/22	$99,000	106,000

		320,994

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Romania - 0.9%

Romanian Government
4.375% due 08/22/23 ~	$394,000	$405,391
5.800% due 07/26/27	RON 350,000	101,508
6.125% due 01/22/44 ~	$38,000	45,775
6.750% due 02/07/22 ~	206,000	229,183

		781,857

Russia - 2.3%

Russia Federal
7.400% due 12/07/22	RUB 2,717,000	49,429
7.500% due 08/18/21	38,942,000	702,309
7.700% due 03/23/33	1,359,000	24,802
7.750% due 09/16/26	21,175,000	391,435
8.500% due 09/17/31	19,423,000	381,191
Russia Foreign
4.375% due 03/21/29 ~	$200,000	197,665
5.250% due 06/23/47 ~	200,000	200,311

		1,947,142

Senegal - 0.5%

Senegal Government
6.250% due 05/23/33 ~	200,000	197,606
6.750% due 03/13/48 ~	200,000	196,440

		394,046

Serbia - 0.2%

Serbia Government 4.875% due 02/25/20 ~	200,000	205,058

South Africa - 5.3%

Republic of South Africa Government
4.300% due 10/12/28	424,000	397,778
4.875% due 04/14/26	200,000	199,790
5.000% due 10/12/46	200,000	182,420
5.650% due 09/27/47	230,000	227,877
6.500% due 02/28/41	ZAR 642,000	41,920
7.000% due 02/28/31	8,825,000	663,140
8.000% due 01/31/30	3,325,000	273,502
8.250% due 03/31/32	3,458,000	287,279
8.500% due 01/31/37	1,150,000	94,665
8.750% due 01/31/44	5,766,000	479,314
8.750% due 02/28/48	7,810,400	652,244
9.000% due 01/31/40	4,351,760	372,286
10.500% due 12/21/26	6,903,000	674,630

		4,546,845

Sri Lanka - 0.2%

Sri Lanka Government 6.825% due 07/18/26 ~	$200,000	206,400

Suriname - 0.2%

Republic of Suriname 9.250% due 10/26/26 ~	200,000	206,000

Thailand - 0.3%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 1,045,912	32,520
2.000% due 12/17/22	2,961,000	95,768
3.400% due 06/17/36	3,679,000	121,632

		249,920

Turkey - 2.1%

Turkey Government
3.000% due 02/23/22 ^	TRY 495,133	125,876
3.250% due 03/23/23	$200,000	185,904

	Principal Amount	Value
4.875% due 04/16/43	$200,000	$161,976
5.750% due 03/22/24	200,000	205,360
5.750% due 05/11/47	200,000	178,141
6.750% due 05/30/40	110,000	112,619
7.000% due 03/11/19	100,000	103,387
7.000% due 06/05/20	42,000	44,563
7.375% due 02/05/25	130,000	144,284
7.500% due 11/07/19	100,000	105,881
10.700% due 08/17/22	TRY 920,000	214,067
11.000% due 02/24/27	993,000	232,312

		1,814,370

Ukraine - 1.1%

Ukraine Government
7.375% due 09/25/32 ~	$400,000	386,760
7.750% due 09/01/22 ~	114,000	119,336
7.750% due 09/01/23 ~	114,000	118,248
7.750% due 09/01/24 ~	100,000	103,250
7.750% due 09/01/25 ~	100,000	102,697
7.750% due 09/01/26 ~	100,000	102,574

		932,865

Uruguay - 0.9%

Uruguay Government
4.125% due 11/20/45	98,548	92,339
4.500% due 08/14/24	194,235	203,762
5.100% due 06/18/50	90,000	92,475
7.625% due 03/21/36	112,000	152,958
7.875% due 01/15/33	153,000	209,434

		750,968

Venezuela - 1.4%

Venezuela Government
7.650% due 04/21/25 Y ~	80,000	24,216
7.750% due 10/13/19 Y ~	171,000	51,728
8.250% due 10/13/24 Y ~	432,000	129,902
9.000% due 05/07/23 Y ~	169,000	50,987
9.250% due 09/15/27 Y	222,000	72,527
9.250% due 05/07/28 Y ~	275,000	82,693
11.750% due 10/21/26 Y ~	828,700	274,051
11.950% due 08/05/31 Y ~	1,355,900	452,464
12.750% due 08/23/22 Y ~	191,000	64,310

		1,202,878

Vietnam - 0.5%

Vietnam Government
4.800% due 11/19/24 ~	200,000	204,810
6.750% due 01/29/20 ~	180,000	190,439

		395,249

Zambia - 0.4%

Zambia Government 8.970% due 07/30/27 ~	307,000	324,196

Total Foreign Government Bonds & Notes (Cost $53,793,757)		54,243,890

SHORT-TERM INVESTMENTS - 11.9%

Foreign Government Issues - 1.1%

Bank of Thailand Bill (Thailand) 1.190% due 09/27/18	THB 4,489,000	142,721
Egypt Treasury Bills (Egypt)
6.781% due 04/17/18	EGP 950,000	53,721
15.860% due 06/26/18	5,800,000	317,641
Letras del Banco Central de la Republica Argentina (Argentina) 34.196% due 06/21/18	ARS 9,421,355	438,034

		952,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value

Money Market Fund - 10.8%

BlackRock Liquidity Funds T-Fund Portfolio	9,231,732	$9,231,732

Total Short-Term Investments (Cost $10,210,525)		10,183,849

TOTAL INVESTMENTS - 96.6% (Cost $82,295,375)		82,838,137

DERIVATIVES – 0.5%
(See Notes (d) and (e) in Notes to Schedule of Investments)		467,608

OTHER ASSETS & LIABILITIES, NET - 2.9%		2,452,045

NET ASSETS - 100.0%		$85,757,790

Notes to Schedule of Investments

(a)	Investments with a total aggregate value of $3,590,417 or 4.2% of the Fund’s net assets were in default as of March 31, 2018.

(b)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	63.3%
Corporate Bonds & Notes	20.7%
Short-Term Investments	11.9%
Others (each less than 3.0%)	0.7%

96.6%
Derivatives	0.5%
Other Assets & Liabilities, Net	2.9%

100.0%

(c)	As of March 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	10.8%
Brazil	8.1%
Mexico	6.6%
Ecuador	6.0%
South Africa	6.0%
Indonesia	5.7%
Venezuela	4.2%
Russia	4.0%
Argentina	3.6%
Others (each less than 3.0%)	41.6%

96.6%
Derivatives	0.5%
Other Assets & Liabilities, Net	2.9%

100.0%

(d)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
ARS	1,497,324	USD	74,475	04/18	BNP	$—	($1,193)
ARS	512,500	USD	25,000	04/18	HSB	83	—
ARS	1,474,976	USD	70,170	05/18	BNP	721	—
ARS	7,333,291	USD	342,469	06/18	BNP	4,373	—
BRL	5,469,627	USD	1,658,468	04/18	GSC	—	(2,380)
BRL	172,447	USD	53,090	04/18	HSB	—	(877)
BRL	1,034,560	USD	320,000	04/18	MER	—	(6,757)
CLP	131,394,638	USD	218,400	04/18	BNP	—	(789)
CLP	236,929,998	USD	390,696	04/18	CSF	1,699	—
CLP	20,241,713	USD	34,340	04/18	HSB	—	(816)
CNY	916,270	USD	142,620	04/18	ANZ	2,868	—
CNY	6,945,124	USD	1,095,100	04/18	GSC	7,665	—
CNY	6,184,369	USD	947,651	04/18	MER	34,319	—
COP	2,461,457,978	USD	864,100	04/18	CIT	16,482	—
COP	1,923,550,985	USD	672,641	04/18	CSF	15,506	—
COP	116,883,700	USD	40,940	04/18	MER	875	—
CZK	7,183,770	USD	336,866	04/18	BNP	11,652	—
CZK	28,364,499	USD	1,382,700	04/18	DUB	—	(6,608)
CZK	223,426	USD	10,780	04/18	HSB	59	—
CZK	6,005,890	USD	295,682	05/18	BNP	—	(3,774)
CZK	1,245,359	USD	61,270	05/18	DUB	—	(741)
CZK	11,716,435	USD	573,747	08/18	DUB	—	(1,487)
EGP	499,980	USD	26,000	04/18	BNP	2,205	—
EGP	862,117	USD	44,785	04/18	GSC	3,836	—
EGP	1,859,110	USD	98,885	04/18	MER	5,979	—
EGP	742,400	USD	39,374	06/18	HSB	1,970	—
EGP	988,500	USD	50,000	07/18	MER	4,724	—
HUF	186,698,083	USD	743,200	04/18	DUB	—	(6,499)
HUF	98,897,608	USD	391,166	04/18	HSB	—	(921)
HUF	17,914,388	USD	72,250	04/18	MER	—	(1,561)
HUF	50,627,766	USD	200,721	05/18	BNP	—	(498)
IDR	1,299,991,815	USD	97,239	04/18	ANZ	—	(3,043)
IDR	1,645,558,015	USD	121,397	04/18	BNP	—	(2,162)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
IDR	333,200,000	USD	25,000	04/18	BRC	$—	($857)
IDR	2,774,880,000	USD	205,000	04/18	GSC	—	(3,934)
ILS	67,902	USD	20,000	04/18	BNP	—	(605)
ILS	974,605	USD	285,852	04/18	MER	—	(7,471)
INR	959,094	USD	14,612	05/18	BNP	—	(18)
INR	76,167,608	USD	1,161,800	05/18	BRC	—	(2,847)
KRW	125,838,000	USD	117,859	04/18	BNP	326	—
KRW	1,133,795,800	USD	1,063,000	04/18	BRC	1,837	—
KRW	1,029,309,847	USD	970,315	04/18	HSB	—	(3,609)
MXN	42,637,308	USD	2,276,720	04/18	BNP	57,431	—
MXN	16,454,281	USD	866,676	04/18	CIT	34,103	—
MXN	470,158	USD	25,000	04/18	DUB	739	—
MXN	3,235,724	USD	174,265	04/18	HSB	2,872	—
MYR	1,783,723	USD	456,929	05/18	DUB	3,285	—
PEN	1,237,738	USD	379,000	04/18	CIT	4,242	—
PEN	413,641	USD	128,090	04/18	DUB	—	(14)
PEN	146,934	USD	45,568	04/18	HSB	—	(73)
PEN	70,254	USD	21,590	04/18	MER	163	—
PHP	30,537,753	USD	585,500	04/18	ANZ	—	(1,132)
PHP	1,459,074	USD	28,050	04/18	BNP	—	(129)
PHP	9,356,617	USD	183,524	04/18	CIT	—	(4,477)
PLN	34,758	USD	10,180	04/18	BNP	—	(21)
PLN	6,816,911	USD	2,003,300	04/18	DUB	—	(10,942)
PLN	453,155	USD	127,334	04/18	HSB	5,109	—
PLN	688,789	USD	197,780	04/18	MER	3,530	—
PLN	198,700	USD	58,800	05/18	BNP	—	(695)
PLN	1,483,931	USD	447,459	05/18	BRC	—	(13,522)
PLN	1,019,580	USD	297,653	05/18	MER	497	—
PLN	1,425,738	USD	425,426	05/18	SCB	—	(8,507)
PLN	1,053,200	USD	312,563	06/18	DUB	—	(4,748)
PLN	860,790	USD	254,704	06/18	MER	—	(2,775)
PLN	119,869	USD	35,336	06/18	SCB	—	(254)
PLN	219,121	USD	64,158	08/18	BNP	58	—
PLN	228,064	USD	66,344	08/18	HSB	493	—
RON	1,410,831	USD	374,900	04/18	DUB	—	(2,259)
RON	128,348	USD	34,020	05/18	BNP	—	(106)
RON	1,151,990	USD	305,713	05/18	HSB	—	(1,320)
RUB	53,550,275	USD	936,800	04/18	GSC	—	(4,943)
RUB	51,863,614	USD	910,579	04/18	HSB	—	(8,072)
SGD	1,026,138	USD	774,748	04/18	HSB	8,425	—
SGD	78,581	USD	59,830	04/18	MER	145	—
SGD	1,086,011	USD	828,700	04/18	MSC	170	—
THB	14,537,067	USD	467,577	04/18	BRC	—	(2,217)
THB	13,688,781	USD	438,301	04/18	CIT	—	(97)
THB	1,306,877	USD	41,800	04/18	GSC	36	—
THB	38,278,830	USD	1,230,000	04/18	HSB	—	(4,620)
THB	2,753,348	USD	88,200	05/18	BNP	40	—
THB	1,000,800	USD	32,000	05/18	DUB	74	—
TRY	523,412	USD	129,864	04/18	BNP	1,568	—
TRY	1,299,789	USD	338,462	04/18	BRC	—	(12,078)
TRY	241,061	USD	60,000	04/18	CIT	532	—
TRY	241,605	USD	60,000	04/18	DUB	668	—
TRY	327,240	USD	85,000	04/18	HSB	—	(2,828)
TRY	2,151,343	USD	549,210	04/18	MER	—	(8,995)
TWD	19,560,818	USD	673,118	05/18	ANZ	747	—
TWD	19,015,412	USD	653,900	05/18	HSB	1,176	—
USD	775,000	BRL	2,524,578	04/18	BNP	10,611	—
USD	1,271,083	BRL	4,152,056	04/18	GSC	13,928	—
USD	1,653,779	BRL	5,469,627	05/18	GSC	1,618	—
USD	116,438	CLP	70,328,713	04/18	BNP	—	(38)
USD	205,000	CLP	125,132,000	04/18	CSF	—	(2,239)
USD	47,799	HUF	12,021,474	04/18	SCB	363	—
USD	46,451	IDR	630,435,716	04/18	ANZ	770	—
USD	153,049	IDR	2,064,632,690	04/18	CIT	3,447	—
USD	82,690	IDR	1,139,308,718	04/18	GSC	137	—
USD	560,000	MXN	10,653,238	04/18	DUB	—	(23,205)
USD	1,912,191	MXN	35,779,726	04/18	HSB	—	(46,547)
USD	355,000	MXN	6,764,525	04/18	MER	—	(15,319)
USD	149,000	PHP	7,801,640	04/18	ANZ	—	(291)
USD	101,600	PHP	5,334,305	04/18	BNP	—	(477)
USD	71,000	PHP	3,720,400	04/18	BRC	—	(193)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	97,400	PHP	5,093,046	04/18	DUB	$—	($60)
USD	109,836	TRY	442,585	04/18	CIT	—	(1,299)
USD	100,788	TRY	405,056	04/18	HSB	—	(924)
USD	1,001,332	ZAR	11,884,508	04/18	CIT	—	(1,703)
USD	2,691,318	ZAR	31,867,448	04/18	GSC	11,354	—
USD	264,732	ZAR	3,183,928	04/18	MER	—	(3,028)
USD	137,807	ZAR	1,642,411	05/18	BRC	264	—
ZAR	20,429,528	USD	1,723,400	04/18	CIT	—	(5,334)
ZAR	2,288,421	USD	190,346	04/18	MER	2,103	—
ZAR	11,884,508	USD	993,599	05/18	CIT	1,794	—

Total Forward Foreign Currency Contracts						$289,671	($254,928)

(e)	Swap agreements outstanding as of March 31, 2018 were as follows:

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	A / S	CME	2.400%	03/26/23	PLN 1,060,000	$408	$—	$408
28-Day MXN-TIIE	L / L	CME	7.349%	06/14/23	MXN 18,800,000	—	—	—
28-Day MXN-TIIE	L / L	CME	7.475%	06/14/23	19,000,000	4,572	—	4,572
3-Month ZAR-JIBAR	Q / Q	CME	7.551%	03/15/28	ZAR 946,000	(461)	—	(461)
3-Month ZAR-JIBAR	Q / Q	CME	7.705%	03/15/28	2,765,000	1,179	—	1,179
3-Month ZAR-JIBAR	Q / Q	CME	7.670%	06/20/28	3,100,000	31	—	31

Total Interest Rate Swaps						$5,729	$—	$5,729

Total Return Swaps

Receive Total Return	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	S	SCB	06/15/21	IDR 621,000,000	$55,547	$62,469	($6,922)
Indonesia Treasury 8.375% due 03/15/24	S	ANZ	03/15/24	369,000,000	29,387	29,661	(275)
Indonesia Treasury 8.375% due 03/15/24	S	SCB	03/15/24	112,000,000	8,919	9,003	(83)
Indonesia Treasury 11.000% due 09/15/25	S	SCB	09/15/25	432,000,000	39,328	49,916	(10,588)
Indonesia Treasury 7.000% due 05/15/27	S	SCB	05/15/27	100,000,000	7,598	7,244	354
Indonesia Treasury 9.000% due 03/15/29	S	ANZ	03/15/29	311,000,000	26,085	23,654	2,431
Indonesia Treasury 10.500% due 08/15/30	S	SCB	08/15/30	622,000,000	57,977	72,509	(14,532)
Indonesia Treasury 6.625% due 05/15/33	S	SCB	05/15/33	270,000,000	19,686	20,666	(980)
Indonesia Treasury 8.375% due 03/15/34	S	ANZ	03/15/34	1,261,000,000	100,190	100,409	(219)
Indonesia Treasury 8.375% due 03/15/34	S	SCB	03/15/34	42,000,000	3,337	3,344	(7)
Indonesia Treasury 8.250% due 05/15/36	S	SCB	05/15/36	980,000,000	79,082	75,773	3,309

					$427,136	$454,648	($27,512)

Total Swap Agreements					$432,865	$454,648	($21,783)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2018

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$17,779,370	$—	$17,779,370	$—
	Senior Loan Notes	631,028	—	631,028	—
	Foreign Government Bonds & Notes	54,243,890	—	54,243,890	—
	Short-Term Investments	10,183,849	9,231,732	952,117	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	289,671	—	289,671	—
	Interest Rate Contracts
	Swaps	433,326	—	433,326	—

	Total Assets-Derivatives	722,997	—	722,997	—

	Total Assets	83,561,134	9,231,732	74,329,402	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(254,928)	—	(254,928)	—
	Interest Rate Contracts
	Swaps	(461)	—	(461)	—

	Total Liabilities-Derivatives	(255,389)	—	(255,389)	—

	Total Liabilities	(255,389)	—	(255,389)	—

	Total	$83,305,745	$9,231,732	$74,074,013	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 95.4%

Basic Materials - 1.9%

Alcoa Corp *	6,034	$271,304
CF Industries Holdings Inc	25,384	957,738
International Paper Co	18,598	993,691

		2,222,733

Communications - 6.7%

CBS Corp ‘B’	9,840	505,678
Charter Communications Inc ‘A’ *	1,511	470,169
Cisco Systems Inc	83,108	3,564,502
Comcast Corp ‘A’	18,745	640,517
eBay Inc *	31,809	1,279,994
Twenty-First Century Fox Inc ‘B’	9,096	330,822
Vodafone Group PLC (United Kingdom)	379,293	1,037,755

		7,829,437

Consumer, Cyclical - 5.1%

Advance Auto Parts Inc	8,968	1,063,156
Carnival Corp	28,729	1,884,048
General Motors Co	58,461	2,124,473
Walmart Inc	10,455	930,181

		6,001,858

Consumer, Non-Cyclical - 18.6%

Allergan PLC	8,045	1,353,893
Anthem Inc	7,875	1,730,138
Archer-Daniels-Midland Co	19,741	856,167
Biogen Inc *	3,648	998,895
Cardinal Health Inc	18,152	1,137,767
CVS Health Corp	12,379	770,098
Danone SA (France)	18,280	1,482,186
Gilead Sciences Inc	11,921	898,724
McKesson Corp	6,920	974,820
Medtronic PLC	9,964	799,312
Merck & Co Inc	20,577	1,120,829
Mylan NV *	32,750	1,348,318
Novartis AG (Switzerland)	15,597	1,261,499
PayPal Holdings Inc *	8,512	645,805
Pfizer Inc	61,826	2,194,205
Reckitt Benckiser Group PLC (United Kingdom)	11,321	955,578
Sanofi ADR (France)	38,015	1,523,641
Shire PLC	33,471	1,665,842

		21,717,717

Energy - 16.9%

Anadarko Petroleum Corp	9,878	596,730
BP PLC ADR (United Kingdom)	53,922	2,185,998
Canadian Natural Resources Ltd (Canada)	38,317	1,204,516
Chevron Corp	18,990	2,165,620
Devon Energy Corp	53,367	1,696,537
Halliburton Co	23,300	1,093,702
Hess Corp	27,914	1,413,007
Marathon Oil Corp	123,779	1,996,555
Noble Energy Inc	24,013	727,594
Occidental Petroleum Corp	14,743	957,705
QEP Resources Inc *	55,361	541,984
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	41,038	2,618,635
Suncor Energy Inc (Canada)	74,705	2,580,311

		19,778,894

Financial - 32.6%

Aflac Inc	15,170	663,839
Ally Financial Inc	38,894	1,055,972
American International Group Inc	31,978	1,740,243
Bank of America Corp	192,757	5,780,782
Citigroup Inc	92,516	6,244,830
Citizens Financial Group Inc	35,227	1,478,830

	Shares	Value
Fifth Third Bancorp	66,943	$2,125,440
JPMorgan Chase & Co	40,426	4,445,647
KeyCorp	24,610	481,126
MetLife Inc	39,712	1,822,384
Morgan Stanley	46,583	2,513,619
State Street Corp	15,613	1,557,084
The Allstate Corp	12,738	1,207,562
The Bank of New York Mellon Corp	31,777	1,637,469
The Goldman Sachs Group Inc	5,278	1,329,317
The PNC Financial Services Group Inc	14,221	2,150,784
Wells Fargo & Co	34,727	1,820,042

		38,054,970

Industrial - 7.2%

Arconic Inc	22,945	528,653
Caterpillar Inc	6,321	931,589
Eaton Corp PLC	23,708	1,894,506
Emerson Electric Co	10,317	704,651
General Electric Co	44,797	603,864
Ingersoll-Rand PLC	7,571	647,396
Johnson Controls International PLC	49,126	1,731,200
Textron Inc	23,815	1,404,371

		8,446,230

Technology - 6.4%

Cognizant Technology Solutions Corp ‘A’	10,854	873,747
Intel Corp	42,643	2,220,847
Microsoft Corp	21,762	1,986,218
NetApp Inc	13,285	819,552
QUALCOMM Inc	28,245	1,565,055

		7,465,419

Total Common Stocks (Cost $65,866,506)		111,517,258

CLOSED-END MUTUAL FUNDS - 0.5%

Altaba Inc *	7,861	582,028

Total Closed-End Mutual Funds (Cost $89,897)		582,028

SHORT-TERM INVESTMENT - 4.1%

Money Market Fund - 4.1%

BlackRock Liquidity Funds T-Fund Portfolio	4,722,909	4,722,909

Total Short-Term Investment (Cost $4,722,909)		4,722,909

TOTAL INVESTMENTS - 100.0% (Cost $70,679,312)		116,822,195

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(14,181)

OTHER ASSETS & LIABILITIES, NET - 0.0%		40,351

NET ASSETS - 100.0%		$116,848,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.6%
Consumer, Non-Cyclical	18.6%
Energy	16.9%
Industrial	7.2%
Communications	6.7%
Technology	6.4%
Consumer, Cyclical	5.1%
Short-Term Investment	4.1%
Others (each less than 3.0%)	2.4%

	100.0%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	602,517	CAD	787,777	04/18	BRC	$—	($9,196)
USD	602,451	CAD	787,777	04/18	JPM	—	(9,264)
USD	602,465	CAD	787,777	04/18	RBC	—	(9,250)
USD	213,604	CHF	202,761	04/18	BRC	1,140	—
USD	213,592	CHF	202,761	04/18	GSC	1,129	—
USD	213,617	CHF	202,761	04/18	JPM	1,153	—
USD	705,747	EUR	572,347	04/18	CIB	436	—
USD	705,950	EUR	572,347	04/18	GSC	639	—
USD	706,122	EUR	572,347	04/18	JPM	811	—
USD	706,036	EUR	572,347	04/18	RBC	725	—
USD	941,115	GBP	668,065	04/18	BRC	2,972	—
USD	940,772	GBP	668,065	04/18	GSC	2,629	—
USD	940,038	GBP	668,065	04/18	RBC	1,895	—

Total Forward Foreign Currency Contracts						$13,529	($27,710)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$2,222,733	$2,222,733	$—	$—
	Communications	7,829,437	6,791,682	1,037,755	—
	Consumer, Cyclical	6,001,858	6,001,858	—	—
	Consumer, Non-Cyclical	21,717,717	16,352,612	5,365,105	—
	Energy	19,778,894	19,778,894	—	—
	Financial	38,054,970	38,054,970	—	—
	Industrial	8,446,230	8,446,230	—	—
	Technology	7,465,419	7,465,419	—	—

	Total Common Stocks	111,517,258	105,114,398	6,402,860	—

	Closed-End Mutual Fund	582,028	582,028	—	—
	Short-Term Investment	4,722,909	4,722,909	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	13,529	—	13,529	—

	Total Assets	116,835,724	110,419,335	6,416,389	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(27,710)	—	(27,710)	—

	Total Liabilities	(27,710)	—	(27,710)	—

	Total	$116,808,014	$110,419,335	$6,388,679	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments

March 31, 2018

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	1,194	$—

Total Warrants (Cost $0)		—

COMMON STOCKS - 97.6%

Basic Materials - 0.9%

PolyOne Corp	2,008	85,380

Communications - 16.2%

Cargurus Inc *	2,877	110,678
Chegg Inc *	7,656	158,173
Etsy Inc *	4,692	131,657
GrubHub Inc *	1,828	185,487
Mimecast Ltd *	2,615	92,649
Okta Inc *	2,876	114,609
Proofpoint Inc *	1,080	122,742
RingCentral Inc ‘A’ *	2,235	141,923
Stamps.com Inc *	476	95,700
The Trade Desk Inc ‘A’ *	1,917	95,122
World Wrestling Entertainment Inc ‘A’	3,312	119,265
Zendesk Inc *	1,629	77,980
Zscaler Inc *	3,044	85,445

		1,531,430

Consumer, Cyclical - 12.5%

At Home Group Inc *	4,482	143,603
Beacon Roofing Supply Inc *	2,125	112,774
Canada Goose Holdings Inc (Canada) *	2,955	98,756
Floor & Decor Holdings Inc ‘A’ *	2,640	137,597
Live Nation Entertainment Inc *	3,573	150,566
Marriott Vacations Worldwide Corp	500	66,600
Planet Fitness Inc ‘A’ *	6,857	258,989
Roku Inc *	1,088	33,837
SodaStream International Ltd (Israel) *	1,971	180,997

		1,183,719

Consumer, Non-Cyclical - 24.8%

Agios Pharmaceuticals Inc *	1,500	122,670
Amicus Therapeutics Inc *	5,799	87,217
Avexis Inc *	934	115,424
Bluebird Bio Inc *	368	62,836
Blueprint Medicines Corp *	2,119	194,312
Exact Sciences Corp *	1,066	42,992
FibroGen Inc *	1,565	72,303
Foundation Medicine Inc *	1,765	138,994
Grand Canyon Education Inc *	1,743	182,876
HealthEquity Inc *	933	56,484
Insmed Inc *	2,324	52,336
Insulet Corp *	2,843	246,431
Loxo Oncology Inc *	1,195	137,867
Nevro Corp *	1,264	109,551
Paylocity Holdings Corp *	1,149	58,863
Penumbra Inc *	1,600	185,040
Quanta Services Inc *	1,921	65,986
Sage Therapeutics Inc *	1,084	174,600
Sarepta Therapeutics Inc *	1,492	110,542
Spark Therapeutics Inc *	902	60,064
Tivity Health Inc *	1,828	72,480

		2,349,868

Energy - 0.5%

SolarEdge Technologies Inc *	968	50,917

	Shares	Value
Financial - 9.8%

Air Lease Corp	2,295	$97,813
Cadence BanCorp	3,422	93,181
CenterState Bank Corp	4,007	106,306
Evercore Inc ‘A’	1,125	98,100
Hamilton Lane Inc ‘A’	1,365	50,819
Moelis & Co ‘A’	1,962	99,768
Texas Capital Bancshares Inc *	991	89,091
Webster Financial Corp	1,327	73,516
Western Alliance Bancorp *	2,409	139,987
Wintrust Financial Corp	932	80,198

		928,779

Industrial - 14.8%

Aerojet Rocketdyne Holdings Inc *	669	18,712
Aerovironment Inc *	1,833	83,420
Atlas Air Worldwide Holdings Inc *	1,906	115,218
Builders FirstSource Inc *	4,454	88,367
BWX Technologies Inc	1,451	92,182
Cactus Inc ‘A’ *	2,378	64,039
Chart Industries Inc *	1,934	114,164
Curtiss-Wright Corp	773	104,409
Eagle Materials Inc	713	73,475
GasLog Ltd (Monaco)	5,442	89,521
MasTec Inc *	3,219	151,454
Proto Labs Inc *	741	87,105
RBC Bearings Inc *	530	65,826
Trex Co Inc *	833	90,605
Universal Display Corp	300	30,300
XPO Logistics Inc *	1,254	127,670

		1,396,467

Technology - 18.1%

2U Inc *	2,226	187,051
Appian Corp *	1,531	38,550
Aspen Technology Inc *	908	71,632
CEVA Inc *	1,214	43,947
Coupa Software Inc *	1,640	74,817
Entegris Inc	1,298	45,170
EPAM Systems Inc *	1,221	139,829
Everbridge Inc *	3,080	112,728
Five9 Inc *	3,835	114,245
HubSpot Inc *	1,726	186,926
Instructure Inc *	2,145	90,412
Lumentum Holdings Inc *	749	47,786
Monolithic Power Systems Inc	1,259	145,754
New Relic Inc *	964	71,452
Nutanix Inc ‘A’ *	1,394	68,459
Paycom Software Inc *	1,492	160,226
Talend SA ADR *	935	44,992
Twilio Inc ‘A’ *	1,667	63,646

		1,707,622

Total Common Stocks (Cost $6,492,162)		9,234,182

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds T-Fund Portfolio	94,150	94,150

Total Short-Term Investment (Cost $94,150)		94,150

TOTAL INVESTMENTS - 98.6% (Cost $6,586,312)		9,328,332

OTHER ASSETS & LIABILITIES, NET - 1.4%		135,126

NET ASSETS - 100.0%		$9,463,458

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.8%
Technology	18.1%
Communications	16.2%
Industrial	14.8%
Consumer, Cyclical	12.5%
Financial	9.8%
Others (each less than 3.0%)	2.4%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$9,234,182	$9,234,182	$—	$—
	Short-Term Investment	94,150	94,150	—	—

	Total	$9,328,332	$9,328,332	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.9%

Basic Materials - 2.1%

Monsanto Co	10,222	$1,192,805
The Sherwin-Williams Co	8,004	3,138,528
Univar Inc *	5,124	142,191

		4,473,524

Communications - 21.9%

Alibaba Group Holding Ltd ADR (China) *	7,936	1,456,573
Alphabet Inc ‘A’ *	7,945	8,240,077
Alphabet Inc ‘C’ *	4,626	4,773,061
Amazon.com Inc *	8,089	11,707,533
Booking Holdings Inc *	1,462	3,041,530
Comcast Corp ‘A’	66,057	2,257,168
Facebook Inc ‘A’ *	53,551	8,556,914
Netflix Inc *	18,006	5,318,072

		45,350,928

Consumer, Cyclical - 5.3%

Aramark	31,446	1,244,004
Costco Wholesale Corp	3,016	568,305
Dollar Tree Inc *	11,347	1,076,830
Lululemon Athletica Inc *	3,638	324,219
Marriott International Inc ‘A’	15,233	2,071,383
NIKE Inc ‘B’	35,802	2,378,685
Ross Stores Inc	6,364	496,265
Six Flags Entertainment Corp	12,306	766,172
Starbucks Corp	34,014	1,969,070

		10,894,933

Consumer, Non-Cyclical - 21.5%

Abbott Laboratories	27,541	1,650,257
Biogen Inc *	4,168	1,141,282
BioMarin Pharmaceutical Inc *	5,239	424,726
Bristol-Myers Squibb Co	28,246	1,786,560
Celgene Corp *	4,730	421,963
Colgate-Palmolive Co	23,368	1,675,018
Constellation Brands Inc ‘A’	14,957	3,408,999
Danaher Corp	38,829	3,801,747
Edwards Lifesciences Corp *	10,010	1,396,595
Eli Lilly & Co	9,536	737,800
FleetCor Technologies Inc *	8,036	1,627,290
Global Payments Inc	18,627	2,077,283
Medtronic PLC	30,484	2,445,426
Monster Beverage Corp *	24,687	1,412,343
PayPal Holdings Inc *	19,454	1,475,975
Pernod Ricard SA (France)	3,280	545,853
Philip Morris International Inc	22,895	2,275,763
Regeneron Pharmaceuticals Inc *	2,626	904,289
Stryker Corp	8,202	1,319,866
The Cooper Cos Inc	914	209,132
The Estee Lauder Cos Inc ‘A’	10,755	1,610,239
Thermo Fisher Scientific Inc	23,458	4,843,139
Verisk Analytics Inc *	18,825	1,957,800
Vertex Pharmaceuticals Inc *	11,709	1,908,333
Worldpay Inc ‘A’ *	10,319	848,635
Zoetis Inc	30,589	2,554,487

		44,460,800

Energy - 0.8%

Concho Resources Inc *	3,394	510,220
Pioneer Natural Resources Co	6,349	1,090,631

		1,600,851

	Shares	Value
Financial - 14.2%

American Tower Corp REIT	20,984	$3,049,815
Aon PLC	17,908	2,513,030
Intercontinental Exchange Inc	28,833	2,090,969
Mastercard Inc ‘A’	38,956	6,823,533
Morgan Stanley	37,720	2,035,371
The Blackstone Group LP	18,096	578,167
The Charles Schwab Corp	48,741	2,545,255
The Goldman Sachs Group Inc	4,636	1,167,623
Visa Inc ‘A’	71,192	8,515,987

		29,319,750

Industrial - 8.5%

AMETEK Inc	23,385	1,776,558
Amphenol Corp ‘A’	19,606	1,688,665
Canadian Pacific Railway Ltd (Canada)	9,958	1,757,587
FLIR Systems Inc	10,389	519,554
Fortive Corp	19,204	1,488,694
Honeywell International Inc	7,974	1,152,323
Roper Technologies Inc	9,189	2,579,260
TE Connectivity Ltd	10,267	1,025,673
Union Pacific Corp	15,841	2,129,506
Vulcan Materials Co	19,849	2,266,160
Xylem Inc	15,750	1,211,490

		17,595,470

Technology - 24.6%

Activision Blizzard Inc	54,408	3,670,364
Adobe Systems Inc *	37,177	8,033,206
Analog Devices Inc	14,136	1,288,214
Apple Inc	17,777	2,982,625
Broadcom Ltd	2,187	515,367
Cognizant Technology Solutions Corp ‘A’	23,021	1,853,191
Dropbox Inc ‘A’ *	1,237	38,656
Electronic Arts Inc *	29,707	3,601,677
Fidelity National Information Services Inc	21,645	2,084,414
Fiserv Inc *	55,154	3,933,032
Intuit Inc	15,723	2,725,582
Microsoft Corp	124,583	11,370,690
NVIDIA Corp	16,169	3,744,579
PTC Inc *	5,904	460,571
salesforce.com Inc *	38,699	4,500,694

		50,802,862

Total Common Stocks (Cost $143,121,138)		204,499,118

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio	2,318,101	2,318,101

Total Short-Term Investment (Cost $2,318,101)		2,318,101

TOTAL INVESTMENTS - 100.0% (Cost $145,439,239)		206,817,219

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(85,363)

NET ASSETS - 100.0%		$206,731,856

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	24.6%
Communications	21.9%
Consumer, Non-Cyclical	21.5%
Financial	14.2%
Industrial	8.5%
Consumer, Cyclical	5.3%
Others (each less than 3.0%)	4.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$204,499,118	$204,499,118	$—	$—
	Short-Term Investment	2,318,101	2,318,101

	Total	$206,817,219	$206,817,219	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 99.9%

Basic Materials - 2.1%

DowDuPont Inc	6,260	$398,825
The Sherwin-Williams Co	1,616	633,666

		1,032,491

Communications - 29.4%

Alibaba Group Holding Ltd ADR (China) *	2,049	376,073
Alphabet Inc ‘A’ *	2,449	2,539,956
Amazon.com Inc *	2,921	4,227,680
Booking Holdings Inc *	874	1,818,261
Facebook Inc ‘A’ *	9,027	1,442,424
MercadoLibre Inc (Argentina)	2,021	720,264
Netflix Inc *	5,505	1,625,902
Tencent Holdings Ltd (China)	33,100	1,776,794
Zayo Group Holdings Inc *	5,998	204,892

		14,732,246

Consumer, Cyclical - 7.4%

Domino’s Pizza Inc	2,408	562,412
Mohawk Industries Inc *	1,574	365,514
NIKE Inc ‘B’	10,921	725,591
Tesla Inc *	1,127	299,929
The Home Depot Inc	4,346	774,631
Ulta Beauty Inc *	4,695	959,048

		3,687,125

Consumer, Non-Cyclical - 21.1%

Alexion Pharmaceuticals Inc *	4,820	537,237
Becton Dickinson and Co	3,390	734,613
Boston Scientific Corp *	31,350	856,482
Constellation Brands Inc ‘A’	5,493	1,251,965
CoStar Group Inc *	1,645	596,609
Dr Pepper Snapple Group Inc	3,895	461,090
Equifax Inc	5,738	675,994
Illumina Inc *	3,120	737,630
PayPal Holdings Inc *	10,670	809,533
S&P Global Inc	3,869	739,211
UnitedHealth Group Inc	10,192	2,181,088
Vertex Pharmaceuticals Inc *	2,925	476,717
Zoetis Inc	6,042	504,567

		10,562,736

Financial - 11.7%

Bank of America Corp	42,745	1,281,923
Berkshire Hathaway Inc ‘B’ *	4,303	858,362
First Republic Bank	5,212	482,683
Mastercard Inc ‘A’	5,089	891,389
Visa Inc ‘A’	19,678	2,353,882

		5,868,239

Industrial - 8.1%

Caterpillar Inc	2,182	321,583
Flex Ltd *	17,627	287,849
Honeywell International Inc	3,278	473,704
Rockwell Automation Inc	1,450	252,590
Roper Technologies Inc	1,840	516,470
TransDigm Group Inc	1,635	501,847
Union Pacific Corp	7,862	1,056,889
Vulcan Materials Co	5,544	632,959

		4,043,891

Technology - 20.1%

Activision Blizzard Inc	6,093	411,034
Adobe Systems Inc *	5,204	1,124,480
Applied Materials Inc	9,943	552,930
ASML Holding NV ‘NY’ (Netherlands)	4,036	801,388
Autodesk Inc *	6,642	834,102

	Shares	Value
Broadcom Ltd	2,525	$595,016
Electronic Arts Inc *	7,376	894,266
Microsoft Corp	34,195	3,120,978
NVIDIA Corp	3,648	844,840
salesforce.com Inc *	5,010	582,663
Workday Inc ‘A’ *	2,292	291,336

		10,053,033

Total Common Stocks (Cost $29,254,565)		49,979,761

SHORT-TERM INVESTMENT - 0.4%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio	169,410	169,410

Total Short-Term Investment (Cost $169,410)		169,410

TOTAL INVESTMENTS - 100.3% (Cost $29,423,975)		50,149,171

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(126,787)

NET ASSETS - 100.0%		$50,022,384

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	29.4%
Consumer, Non-Cyclical	21.1%
Technology	20.1%
Financial	11.7%
Industrial	8.1%
Consumer, Cyclical	7.4%
Others (each less than 3.0%)	2.5%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$1,032,491	$1,032,491	$—	$—
	Communications	14,732,246	12,955,452	1,776,794	—
	Consumer, Cyclical	3,687,125	3,687,125	—	—
	Consumer, Non-Cyclical	10,562,736	10,562,736	—	—
	Financial	5,868,239	5,868,239	—	—
	Industrial	4,043,891	4,043,891	—	—
	Technology	10,053,033	10,053,033	—	—

	Total Common Stocks	49,979,761	48,202,967	1,776,794	—

	Short-Term Investment	169,410	169,410	—	—

	Total	$50,149,171	$48,372,377	$1,776,794	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 3.8%

Air Products & Chemicals Inc	11,192	$1,779,864
Freeport-McMoRan Inc *	110,575	1,942,803
PPG Industries Inc	18,479	2,062,256

		5,784,923

Communications - 12.1%

Charter Communications Inc ‘A’ *	11,403	3,548,842
DISH Network Corp ‘A’ *	78,925	2,990,468
Motorola Solutions Inc	41,349	4,354,050
Time Warner Inc	51,068	4,830,011
Twenty-First Century Fox Inc ‘B’	84,281	3,065,300

		18,788,671

Consumer, Cyclical - 1.8%

The Home Depot Inc	15,730	2,803,715

Consumer, Non-Cyclical - 20.0%

AmerisourceBergen Corp	21,250	1,831,963
Amgen Inc	16,544	2,820,421
Anheuser-Busch InBev SA/NV ADR (Belgium)	14,748	1,621,395
Anthem Inc	18,116	3,980,085
British American Tobacco PLC ADR (United Kingdom)	30,945	1,785,217
CVS Health Corp	49,065	3,052,334
Johnson & Johnson	22,721	2,911,696
Kimberly-Clark Corp	12,662	1,394,466
McCormick & Co Inc	16,055	1,708,092
Merck & Co Inc	58,692	3,196,953
Novartis AG ADR (Switzerland)	16,234	1,312,519
Philip Morris International Inc	31,015	3,082,891
UnitedHealth Group Inc	10,817	2,314,838

		31,012,870

Energy - 11.3%

Chevron Corp	25,300	2,885,212
Exxon Mobil Corp	34,000	2,536,740
Halliburton Co	63,527	2,981,957
National Oilwell Varco Inc	46,883	1,725,763
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	33,105	2,112,430
Schlumberger Ltd	30,312	1,963,611
Suncor Energy Inc (Canada)	96,449	3,331,348

		17,537,061

Financial - 30.7%

American Express Co	39,808	3,713,290
American Tower Corp REIT	18,464	2,683,558
Bank of America Corp	110,228	3,305,738
Capital One Financial Corp	20,565	1,970,538
Citigroup Inc	52,668	3,555,090
JPMorgan Chase & Co	70,095	7,708,347
Marsh & McLennan Cos Inc	36,716	3,032,374
MetLife Inc	31,071	1,425,848
State Street Corp	26,913	2,684,033
Synchrony Financial	49,839	1,671,102
The Bank of New York Mellon Corp	39,370	2,028,736
The Progressive Corp	42,885	2,612,983
The Travelers Cos Inc	16,999	2,360,481
US Bancorp	80,929	4,086,915
Wells Fargo & Co	89,426	4,686,817

		47,525,850

Industrial - 11.6%

Honeywell International Inc	30,679	4,433,422
Illinois Tool Works Inc	24,803	3,885,638
Martin Marietta Materials Inc	13,209	2,738,226

	Shares	Value
TE Connectivity Ltd	37,913	$3,787,509
United Technologies Corp	25,019	3,147,891

		17,992,686

Technology - 5.2%

Microsoft Corp	43,611	3,980,376
Oracle Corp	59,212	2,708,949
Xerox Corp	45,304	1,303,849

		7,993,174

Utilities - 1.5%

Sempra Energy	20,972	2,332,506

Total Common Stocks (Cost $74,368,181)		151,771,456

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	2,992,029	2,992,029

Total Short-Term Investment (Cost $2,992,029)		2,992,029

TOTAL INVESTMENTS - 99.9% (Cost $77,360,210)		154,763,485

OTHER ASSETS & LIABILITIES, NET - 0.1%		179,660

NET ASSETS - 100.0%		$154,943,145

Notes to Schedule of Investments

(a) As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial		30.7%
Consumer, Non-Cyclical		20.0%
Communications		12.1%
Industrial		11.6%
Energy		11.3%
Technology		5.2%
Basic Materials		3.8%
Others (each less than 3.0%)		5.2%

		99.9%
Other Assets & Liabilities, Net		0.1%

		100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$151,771,456	$151,771,456	$—	$—
	Short-Term Investment	2,992,029	2,992,029	—	—

	Total	$154,763,485	$154,763,485	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 2.2%

DowDuPont Inc	21,238	$1,353,073
PPG Industries Inc	15,375	1,715,850

		3,068,923

Communications - 14.5%

Alphabet Inc ‘C’ *	5,001	5,159,982
Cisco Systems Inc	29,350	1,258,821
Comcast Corp ‘A’	107,068	3,658,513
eBay Inc *	44,260	1,781,022
Facebook Inc ‘A’ *	20,900	3,339,611
Motorola Solutions Inc	26,970	2,839,941
Verizon Communications Inc	39,108	1,870,145

		19,908,035

Consumer, Cyclical - 9.9%

Alaska Air Group Inc	11,690	724,312
Aptiv PLC	12,444	1,057,367
Best Buy Co Inc	22,660	1,585,973
CarMax Inc *	24,990	1,547,881
Delphi Technologies PLC	4,144	197,462
Fastenal Co	22,920	1,251,203
Lowe’s Cos Inc	29,910	2,624,603
McDonald’s Corp	12,070	1,887,507
O’Reilly Automotive Inc *	9,210	2,278,370
Whirlpool Corp	2,980	456,268

		13,610,946

Consumer, Non-Cyclical - 23.7%

Boston Scientific Corp *	48,096	1,313,983
Celgene Corp *	19,442	1,734,421
DaVita Inc *	20,500	1,351,770
Equifax Inc	5,910	696,257
Exact Sciences Corp *	18,770	756,994
Express Scripts Holding Co *	8,736	603,483
Gilead Sciences Inc	22,660	1,708,337
Laboratory Corp of America Holdings *	890	143,958
Merck & Co Inc	60,990	3,322,125
Mondelez International Inc ‘A’	44,659	1,863,620
Nielsen Holdings PLC	35,447	1,126,860
PayPal Holdings Inc *	24,659	1,870,878
PepsiCo Inc	33,679	3,676,063
Philip Morris International Inc	25,058	2,490,765
S&P Global Inc	12,708	2,427,990
Stryker Corp	10,160	1,634,947
The Kraft Heinz Co	30,467	1,897,789
UnitedHealth Group Inc	18,221	3,899,294

		32,519,534

Energy - 5.5%

Exxon Mobil Corp	28,140	2,099,525
Magellan Midstream Partners LP	39,488	2,304,125
Suncor Energy Inc (Canada)	89,029	3,075,062

		7,478,712

Financial - 18.7%

Berkshire Hathaway Inc ‘B’ *	16,216	3,234,768
CME Group Inc ‘A’	13,285	2,148,716
Discover Financial Services	22,048	1,585,913
Intercontinental Exchange Inc	32,010	2,321,365
JPMorgan Chase & Co	44,760	4,922,257
Marsh & McLennan Cos Inc	26,664	2,202,180
Mid-America Apartment Communities Inc REIT	10,410	949,808
SunTrust Banks Inc	25,374	1,726,447
The Bank of New York Mellon Corp	43,077	2,219,758
The Progressive Corp	39,195	2,388,151
US Bancorp	37,214	1,879,307

		25,578,670

	Shares	Value
Industrial - 8.1%

Agilent Technologies Inc	28,559	$1,910,597
Canadian Pacific Railway Ltd (Canada)	5,829	1,028,819
General Electric Co	102,457	1,381,120
Illinois Tool Works Inc	10,350	1,621,431
Lockheed Martin Corp	9,425	3,184,990
Republic Services Inc	15,494	1,026,168
Vulcan Materials Co	8,300	947,611

		11,100,736

Technology - 12.7%

Activision Blizzard Inc	20,890	1,409,239
Amdocs Ltd	28,877	1,926,673
Apple Inc	47,932	8,042,031
Applied Materials Inc	37,546	2,087,933
Cerner Corp *	15,803	916,574
Maxim Integrated Products Inc	15,180	914,140
ServiceNow Inc *	4,210	696,545
Western Digital Corp	14,990	1,383,127

		17,376,262

Utilities - 2.7%

National Grid PLC (United Kingdom)	203,665	2,292,547
PG&E Corp	32,923	1,446,307

		3,738,854

Total Common Stocks (Cost $95,467,612)		134,380,672

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio	2,776,677	2,776,677

Total Short-Term Investment (Cost $2,776,677)		2,776,677

TOTAL INVESTMENTS - 100.0% (Cost $98,244,289)		137,157,349

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(56,769)

NET ASSETS - 100.0%		$137,100,580

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.7%
Financial	18.7%
Communications	14.5%
Technology	12.7%
Consumer, Cyclical	9.9%
Industrial	8.1%
Energy	5.5%
Others (each less than 3.0%)	6.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$3,068,923	$3,068,923	$—	$—
	Communications	19,908,035	19,908,035	—	—
	Consumer, Cyclical	13,610,946	13,610,946	—	—
	Consumer, Non-Cyclical	32,519,534	32,519,534	—	—
	Energy	7,478,712	7,478,712	—	—
	Financial	25,578,670	25,578,670	—	—
	Industrial	11,100,736	11,100,736	—	—
	Technology	17,376,262	17,376,262	—	—
	Utilities	3,738,854	1,446,307	2,292,547	—

	Total Common Stocks	134,380,672	132,088,125	2,292,547	—

	Short-Term Investment	2,776,677	2,776,677	—	—

	Total	$137,157,349	$134,864,802	$2,292,547	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 99.8%

Basic Materials - 5.7%

Albemarle Corp	702	$65,103
Celanese Corp ‘A’	1,934	193,806
CF Industries Holdings Inc	6,081	229,436
Huntsman Corp	5,156	150,813
Newmont Mining Corp	8,211	320,804
Steel Dynamics Inc	7,517	332,402
The Chemours Co	4,843	235,903
Westlake Chemical Corp	2,200	244,530

		1,772,797

Communications - 5.7%

Arista Networks Inc *	2,539	648,207
eBay Inc *	1,800	72,432
Expedia Group Inc	1,291	142,539
IAC/InterActiveCorp*	1,060	165,763
Match Group Inc *	3,427	152,296
Palo Alto Networks Inc *	1,017	184,606
Proofpoint Inc *	1,393	158,314
Sprint Corp *	55,051	268,649

		1,792,806

Consumer, Cyclical - 13.5%

Alaska Air Group Inc	2,353	145,792
Allison Transmission Holdings Inc	2,773	108,313
American Eagle Outfitters Inc	10,281	204,900
Best Buy Co Inc	3,161	221,238
Big Lots Inc	1,792	78,006
Brunswick Corp	2,885	171,340
Casey’s General Stores Inc	1,752	192,317
Chipotle Mexican Grill Inc *	200	64,622
Cracker Barrel Old Country Store Inc	953	151,718
Darden Restaurants Inc	911	77,663
DR Horton Inc	1,744	76,457
Hilton Grand Vacations Inc *	5,227	224,866
Lear Corp	760	141,428
Live Nation Entertainment Inc *	3,239	136,492
Mohawk Industries Inc *	527	122,380
O’Reilly Automotive Inc *	662	163,766
Polaris Industries Inc	1,297	148,532
PVH Corp	831	125,838
Ross Stores Inc	2,785	217,174
Royal Caribbean Cruises Ltd	2,788	328,259
Six Flags Entertainment Corp	2,659	165,549
Skechers U.S.A. Inc ‘A’ *	2,731	106,209
Spirit Airlines Inc *	3,234	122,181
Tenneco Inc	997	54,705
Texas Roadhouse Inc	2,138	123,534
Thor Industries Inc	1,522	175,289
Ulta Beauty Inc *	315	64,345
Vail Resorts Inc	586	129,916
WW Grainger Inc	619	174,725

		4,217,554

Consumer, Non-Cyclical - 15.9%

ABIOMED Inc *	3,476	1,011,481
Align Technology Inc *	528	132,597
AMERCO	288	99,389
BioMarin Pharmaceutical Inc *	814	65,991
Conagra Brands Inc	2,311	85,230
Edwards Lifesciences Corp *	1,655	230,906
Exelixis Inc *	4,948	109,598
H&R Block Inc	7,981	202,797
Hormel Foods Corp	4,443	152,484
Humana Inc	521	140,060
Illumina Inc *	1,026	242,567
Ionis Pharmaceuticals Inc *	3,153	138,984

	Shares	Value
LendingTree Inc *	706	$231,674
ManpowerGroup Inc	1,905	219,266
MarketAxess Holdings Inc	639	138,944
Molina Healthcare Inc *	1,868	151,644
Monster Beverage Corp *	2,867	164,021
Nektar Therapeutics *	3,364	357,459
NuVasive Inc *	1,508	78,733
Robert Half International Inc	2,559	148,141
S&P Global Inc	1,186	226,597
Teleflex Inc	792	201,944
The Clorox Co	930	123,792
Tyson Foods Inc ‘A’	2,012	147,258
United Rentals Inc *	1,113	192,248

		4,993,805

Energy - 6.6%

Andeavor	3,833	385,446
Devon Energy Corp	4,989	158,600
Marathon Petroleum Corp	5,950	435,005
Newfield Exploration Co *	10,117	247,057
Oceaneering International Inc	5,539	102,693
Parsley Energy Inc ‘A’ *	5,597	162,257
Patterson-UTI Energy Inc	6,055	106,023
RPC Inc	10,331	186,268
RSP Permian Inc *	3,533	165,627
TechnipFMC PLC (United Kingdom)	3,799	111,881

		2,060,857

Financial - 21.1%

Affiliated Managers Group Inc	605	114,696
Ameriprise Financial Inc	968	143,206
Arch Capital Group Ltd *	1,533	131,209
Cboe Global Markets Inc	1,215	138,632
Citizens Financial Group Inc	5,497	230,764
Comerica Inc	4,572	438,592
Cousins Properties Inc REIT	40,091	347,990
Ellie Mae Inc *	894	82,194
EPR Properties REIT	4,260	236,004
Evercore Inc ‘A’	1,885	164,372
Everest Re Group Ltd	2,253	578,615
First Horizon National Corp	21,885	412,095
Host Hotels & Resorts Inc REIT	17,654	329,071
KeyCorp	14,377	281,070
Lamar Advertising Co ‘A’ REIT	3,728	237,325
Lincoln National Corp	1,891	138,156
Omega Healthcare Investors Inc REIT	2,307	62,381
Outfront Media Inc REIT	13,642	255,651
SunTrust Banks Inc	6,567	446,819
T Rowe Price Group Inc	1,180	127,405
The Hanover Insurance Group Inc	1,663	196,051
Umpqua Holdings Corp	16,666	356,819
Unum Group	3,315	157,827
Voya Financial Inc	13,174	665,287
White Mountains Insurance Group Ltd	197	162,036
WR Berkley Corp	2,313	168,155

		6,602,422

Industrial - 14.3%

Aerojet Rocketdyne Holdings Inc *	6,719	187,930
AGCO Corp	2,611	169,323
BWX Technologies Inc	3,479	221,021
Coherent Inc *	795	148,983
Dycom Industries Inc *	1,913	205,896
Garmin Ltd	2,492	146,854
Harris Corp	2,662	429,327
Hexcel Corp	4,137	267,209
Huntington Ingalls Industries Inc	568	146,408
Keysight Technologies Inc *	8,021	420,220
L3 Technologies Inc	437	90,896
Martin Marietta Materials Inc	870	180,351

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Masco Corp	1,724	$69,719
Norfolk Southern Corp	1,425	193,487
Old Dominion Freight Line Inc	974	143,149
Owens Corning	1,988	159,835
Parker-Hannifin Corp	1,309	223,878
Rockwell Automation Inc	752	130,998
Textron Inc	5,142	303,224
The Timken Co	3,546	161,698
Universal Display Corp	887	89,587
Vulcan Materials Co	1,297	148,078
Xylem Inc	3,053	234,837

		4,472,908

Technology - 14.0%

Analog Devices Inc	1,567	142,801
Aspen Technology Inc *	1,469	115,889
DXC Technology Co	12,142	1,220,635
Fiserv Inc *	1,946	138,769
IPG Photonics Corp *	626	146,096
Jack Henry & Associates Inc	1,544	186,747
KLA-Tencor Corp	1,664	181,393
Lam Research Corp	806	163,747
Micron Technology Inc *	3,494	182,177
ON Semiconductor Corp *	7,259	177,555
Paychex Inc	2,525	155,515
Red Hat Inc *	1,193	178,365
Science Applications International Corp	2,641	208,111
ServiceNow Inc *	1,128	186,628
Skyworks Solutions Inc	1,960	196,510
Take-Two Interactive Software Inc *	1,376	134,545
Veeva Systems Inc ‘A’ *	1,882	137,424
Western Digital Corp	2,729	251,805
Workday Inc ‘A’ *	1,095	139,185
Xilinx Inc	1,839	132,849

		4,376,746

	Shares	Value
Utilities - 3.0%

American Water Works Co Inc	413	$33,920
Atmos Energy Corp	7,707	649,238
CMS Energy Corp	510	23,098
ONE Gas Inc	2,520	166,370
PG&E Corp	1,952	85,751

		958,377

Total Common Stocks (Cost $23,079,368)		31,248,272

TOTAL INVESTMENTS - 99.8% (Cost $23,079,368)		31,248,272

OTHER ASSETS & LIABILITIES, NET - 0.2%		61,338

NET ASSETS - 100.0%		$31,309,610

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.1%
Consumer, Non-Cyclical	15.9%
Industrial	14.3%
Technology	14.0%
Consumer, Cyclical	13.5%
Energy	6.6%
Communications	5.7%
Basic Materials	5.7%
Utilities	3.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$31,248,272	$31,248,272	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 2.8%

FMC Corp	3,483	$266,693
Nutrien Ltd (Canada)	7,272	343,675
Steel Dynamics Inc	21,288	941,355
Valvoline Inc	14,128	312,653
Versum Materials Inc	3,363	126,550

		1,990,926

Communications - 2.2%

CBS Corp ‘B’	3,233	166,144
eBay Inc *	12,184	490,284
Expedia Inc	2,897	319,858
IAC/InterActiveCorp *	2,671	417,691
Omnicom Group Inc	1,927	140,035

		1,534,012

Consumer, Cyclical - 6.4%

American Airlines Group Inc	5,320	276,427
BorgWarner Inc	13,113	658,666
Delta Air Lines Inc	6,778	371,502
Fiat Chrysler Automobiles (United Kingdom)	10,220	209,714
Hasbro Inc	5,231	440,973
Lear Corp	1,431	266,295
PACCAR Inc	3,722	246,285
PulteGroup Inc	10,710	315,838
Southwest Airlines Co	9,304	532,933
Tenneco Inc	4,718	258,877
United Continental Holdings Inc *	2,615	181,664
WABCO Holdings Inc *	3,164	423,565
WESCO International Inc *	5,676	352,196

		4,534,935

Consumer, Non-Cyclical - 10.0%

Boston Scientific Corp *	13,173	359,886
Bruker Corp	4,202	125,724
Cardinal Health Inc	8,844	554,342
Coca-Cola European Partners PLC (United Kingdom)	7,921	329,989
DaVita Inc *	6,617	436,325
ICON PLC *	3,797	448,578
Jazz Pharmaceuticals PLC *	1,240	187,228
Laboratory Corp of America Holdings *	5,613	907,903
ManpowerGroup Inc	6,100	702,110
McKesson Corp	5,388	759,008
Moody’s Corp	2,252	363,248
Nielsen Holdings PLC	4,074	129,512
Nomad Foods Ltd (United Kingdom) *	16,152	254,232
Robert Half International Inc	12,003	694,854
The Western Union Co	15,500	298,065
Universal Health Services Inc ‘B’	2,690	318,523
Zimmer Biomet Holdings Inc	1,834	199,979

		7,069,506

Energy - 7.7%

Anadarko Petroleum Corp	14,249	860,782
Andeavor	7,977	802,167
Cimarex Energy Co	1,892	176,902
Diamondback Energy Inc *	4,817	609,447
Energen Corp *	8,074	507,532
Enerplus Corp (Canada)	13,894	156,446
EQT Corp	15,552	738,875
Jagged Peak Energy Inc *	1,455	20,559
Marathon Petroleum Corp	6,991	511,112
Parsley Energy Inc ‘A’ *	11,334	328,573
Pioneer Natural Resources Co	3,279	563,267
Superior Energy Services Inc *	17,060	143,816

		5,419,478

	Shares	Value
Financial - 31.7%

Air Lease Corp	8,347	$355,749
Alleghany Corp	1,762	1,082,643
Alliance Data Systems Corp	1,493	317,800
American Homes 4 Rent ‘A’ REIT	11,497	230,860
Aon PLC	4,981	698,984
Boston Properties Inc REIT	6,778	835,185
DCT Industrial Trust Inc REIT	5,858	330,040
Discover Financial Services	17,172	1,235,182
Douglas Emmett Inc REIT	13,752	505,524
Duke Realty Corp REIT	21,358	565,560
E*TRADE Financial Corp *	9,576	530,606
East West Bancorp Inc	15,869	992,447
Equity Residential REIT	8,052	496,164
Essent Group Ltd *	3,268	139,086
Everest Re Group Ltd	2,357	605,325
Fifth Third Bancorp	29,362	932,244
Huntington Bancshares Inc	65,923	995,437
KeyCorp	20,296	396,787
Kilroy Realty Corp REIT	3,231	229,272
Loews Corp	13,578	675,234
Marsh & McLennan Cos Inc	4,648	383,878
Navient Corp	27,776	364,421
Radian Group Inc	5,814	110,699
Raymond James Financial Inc	12,569	1,123,794
Regency Centers Corp REIT	9,886	583,076
Regions Financial Corp	32,399	601,973
Reinsurance Group of America Inc	6,643	1,023,022
SL Green Realty Corp REIT	7,514	727,581
SLM Corp *	43,721	490,112
State Street Corp	4,678	466,537
SunTrust Banks Inc	13,339	907,586
Synchrony Financial	16,366	548,752
TD Ameritrade Holding Corp	12,251	725,627
The Allstate Corp	7,622	722,566
Torchmark Corp	2,544	214,128
Unum Group	4,522	215,292
WR Berkley Corp	8,138	591,633
XL Group Ltd (Bermuda)	9,114	503,640

		22,454,446

Industrial - 19.7%

AMETEK Inc	12,111	920,073
Arconic Inc	14,471	333,412
Arrow Electronics Inc *	6,981	537,677
Avnet Inc	7,292	304,514
Belden Inc	4,080	281,275
Berry Global Group Inc *	8,996	493,071
Cemex SAB de CV ADR (Mexico) *	30,354	200,943
Crown Holdings Inc *	6,723	341,192
Cummins Inc	2,142	347,197
Curtiss-Wright Corp	3,953	533,932
Dover Corp	5,231	513,789
Eaton Corp PLC	6,821	545,066
EnerSys	4,848	336,306
Flex Ltd *	24,042	392,606
Fluor Corp	5,774	330,388
Graphic Packaging Holding Co	36,601	561,825
Harris Corp	6,957	1,122,025
Hubbell Inc	1,926	234,548
Huntington Ingalls Industries Inc	1,382	356,224
Ingersoll-Rand PLC	2,460	210,355
L3 Technologies Inc	1,591	330,928
Masco Corp	20,317	821,619
MasTec Inc *	4,737	222,876
Parker-Hannifin Corp	3,595	614,853
Spirit AeroSystems Holdings Inc ‘A’	6,201	519,024
Stanley Black & Decker Inc	2,252	345,006

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
TE Connectivity Ltd	9,218	$920,878
Textron Inc	8,961	528,430
The Timken Co	6,145	280,212
WestRock Co	6,588	422,763

		13,903,007

Technology - 11.2%

Activision Blizzard Inc	5,651	381,216
Amdocs Ltd	15,296	1,020,549
Cognizant Technology Solutions Corp ‘A’	2,654	213,647
DXC Technology Co	9,518	956,845
Fidelity National Information Services Inc	11,291	1,087,323
HP Inc	24,044	527,044
KLA-Tencor Corp	3,615	394,071
Leidos Holdings Inc	6,976	456,230
Marvell Technology Group Ltd (Bermuda)	18,990	398,790
Microsemi Corp *	3,603	233,186
NetApp Inc	8,536	526,586
NetEase Inc ADR (China)	577	161,785
ON Semiconductor Corp *	11,222	274,490
Qorvo Inc *	2,785	196,203
Skyworks Solutions Inc	2,289	229,495
The Dun & Bradstreet Corp	2,967	347,139
Western Digital Corp	2,288	211,114
Xerox Corp	11,630	334,711

		7,950,424

Utilities - 6.3%

Alliant Energy Corp	17,126	699,768
DTE Energy Co	5,183	541,105
Edison International	6,432	409,461
Entergy Corp	6,592	519,318
Great Plains Energy Inc	9,970	316,946
PG&E Corp	5,074	222,901
Pinnacle West Capital Corp	11,559	922,408
Xcel Energy Inc	18,671	849,157

		4,481,064

Total Common Stocks (Cost $53,547,341)		69,337,798

	Shares	Value
SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio	1,521,234	$1,521,234

Total Short-Term Investment (Cost $1,521,234)		1,521,234

TOTAL INVESTMENTS - 100.1% (Cost $55,068,575)		70,859,032

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(81,765)

NET ASSETS - 100.0%		$70,777,267

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	31.7%
Industrial	19.7%
Technology	11.2%
Consumer, Non-Cyclical	10.0%
Energy	7.7%
Consumer, Cyclical	6.4%
Utilities	6.3%
Others (each less than 3.0%)	7.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$69,337,798	$69,337,798	$—	$—
	Short-Term Investment	1,521,234	1,521,234	—	—

	Total	$70,859,032	$70,859,032	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 97.5%

Basic Materials - 1.2%

Orion Engineered Carbons SA (Luxembourg)	35,760	$969,096

Communications - 4.4%

A10 Networks Inc *	105,776	615,616
Extreme Networks Inc *	40,320	446,342
Finisar Corp *	36,940	584,021
Houghton Mifflin Harcourt Co *	61,127	424,833
Infinera Corp *	56,690	615,653
Scholastic Corp	21,930	851,761

		3,538,226

Consumer, Cyclical - 14.7%

Anixter International Inc *	15,830	1,199,123
Bloomin’ Brands Inc	38,150	926,282
Caleres Inc	19,130	642,768
Citi Trends Inc	32,560	1,006,430
Cooper-Standard Holdings Inc *	8,523	1,046,710
Crocs Inc *	64,030	1,040,488
Dana Inc	21,190	545,854
Deckers Outdoor Corp *	10,640	957,919
Ethan Allen Interiors Inc	22,380	513,621
Hawaiian Holdings Inc	16,380	633,906
Knoll Inc	44,420	896,840
Red Robin Gourmet Burgers Inc *	12,340	715,720
Signet Jewelers Ltd	15,150	583,578
SkyWest Inc	21,395	1,163,888
Tower International Inc	4,500	124,875

		11,998,002

Consumer, Non-Cyclical - 10.3%

ABM Industries Inc	9,520	318,730
Booz Allen Hamilton Holding Corp	23,910	925,795
Cott Corp (Canada)	67,790	997,869
ICON PLC *	9,411	1,111,816
LifePoint Health Inc *	14,600	686,200
Molina Healthcare Inc *	11,050	897,039
Nomad Foods Ltd (United Kingdom) *	35,820	563,807
Sotheby’s *	19,960	1,024,148
TrueBlue Inc *	32,430	839,937
Viad Corp	8,930	468,379
WellCare Health Plans Inc *	2,910	563,463

		8,397,183

Energy - 7.2%

Helix Energy Solutions Group Inc *	43,240	250,360
MRC Global Inc *	39,260	645,434
Oasis Petroleum Inc *	78,630	636,903
Oil States International Inc *	25,280	662,336
Patterson-UTI Energy Inc	35,430	620,379
QEP Resources Inc *	78,840	771,844
RPC Inc	44,310	798,909
SM Energy Co	36,130	651,424
SRC Energy Inc *	87,650	826,540

		5,864,129

Financial - 27.6%

1st Source Corp	12,459	630,675
Armada Hoffler Properties Inc REIT	38,540	527,613
Associated Banc-Corp	46,760	1,161,986
Customers Bancorp Inc *	28,576	832,990
Education Realty Trust Inc REIT	21,990	720,173
Essent Group Ltd *	18,730	797,149
First American Financial Corp	8,690	509,929
First Commonwealth Financial Corp	55,070	778,139
Fulton Financial Corp	46,180	819,695

	Shares	Value
Gramercy Property Trust REIT	36,995	$803,901
Heritage Financial Corp	27,162	831,157
Hope Bancorp Inc	55,491	1,009,382
Independence Realty Trust Inc REIT	79,140	726,505
Independent Bank Group Inc	19,090	1,349,663
National Storage Affiliates Trust REIT	37,690	945,265
Selective Insurance Group Inc	14,780	897,146
STAG Industrial Inc REIT	28,380	678,850
State Auto Financial Corp	14,630	417,979
Sterling Bancorp	58,340	1,315,567
Synovus Financial Corp	16,540	826,008
Texas Capital Bancshares Inc *	14,510	1,304,449
Umpqua Holdings Corp	61,340	1,313,289
Validus Holdings Ltd	7,990	538,926
Webster Financial Corp	18,200	1,008,280
WSFS Financial Corp	13,615	652,159
Zions Bancorp	21,384	1,127,578

		22,524,453

Industrial - 17.5%

AECOM *	20,869	743,552
Air Transport Services Group Inc *	20,040	467,333
Atlas Air Worldwide Holdings Inc *	12,890	779,200
Columbus McKinnon Corp	21,880	784,179
Covenant Transportation Group Inc ‘A’ *	35,973	1,073,075
EnerSys	14,920	1,035,000
General Cable Corp	28,280	837,088
Granite Construction Inc	14,070	785,950
Graphic Packaging Holding Co	68,920	1,057,922
MYR Group Inc *	18,020	555,376
Oshkosh Corp	10,510	812,108
Regal Beloit Corp	13,260	972,621
Saia Inc *	10,306	774,496
Sanmina Corp *	25,550	668,132
SPX FLOW Inc *	11,630	572,080
Terex Corp	13,379	500,508
Trinseo SA	14,249	1,055,138
Tutor Perini Corp *	36,930	814,306

		14,288,064

Technology - 12.1%

CSG Systems International Inc	22,440	1,016,308
Kulicke & Soffa Industries Inc (Singapore) *	41,830	1,046,168
Luxoft Holding Inc *	15,770	645,781
MagnaChip Semiconductor Corp (South Korea) *	83,148	798,221
Mellanox Technologies Ltd (Israel) *	9,540	694,989
Mitel Networks Corp *	54,011	501,222
NCR Corp *	32,750	1,032,280
Unisys Corp *	74,944	805,648
VeriFone Systems Inc *	53,960	829,905
Verint Systems Inc *	28,560	1,216,656
Virtusa Corp *	11,050	535,483
WNS Holdings Ltd ADR (India) *	17,050	772,876

		9,895,537

Utilities - 2.5%

Black Hills Corp	11,340	615,762
PNM Resources Inc	20,430	781,447
Portland General Electric Co	16,240	657,882

		2,055,091

Total Common Stocks (Cost $60,914,212)		79,529,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value

SHORT-TERM INVESTMENT - 2.6%

Money Market Fund - 2.6%

BlackRock Liquidity Funds T-Fund Portfolio	2,093,345	$2,093,345

Total Short-Term Investment (Cost $2,093,345)		2,093,345

TOTAL INVESTMENTS - 100.1% (Cost $63,007,557)		81,623,126

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(108,584)

NET ASSETS - 100.0%		$81,514,542

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.6%
Industrial	17.5%
Consumer, Cyclical	14.7%
Technology	12.1%
Consumer, Non-Cyclical	10.3%
Energy	7.2%
Communications	4.4%
Others (each less than 3.0%)	6.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$79,529,781	$79,529,781	$—	$—
	Short-Term Investment	2,093,345	2,093,345	—	—

	Total	$81,623,126	$81,623,126	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2018

	Shares	Value
PREFERRED STOCKS - 2.0%

Brazil - 1.9%

Itau Unibanco Holding SA ADR	71,060	$1,108,536
Lojas Americanas SA	404,918	2,293,528

		3,402,064

India - 0.1%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22	567,139	65,565

Total Preferred Stocks (Cost $2,440,671)		3,467,629

COMMON STOCKS - 95.1%

Argentina - 0.1%

MercadoLibre Inc	280	99,789

Brazil - 4.0%

Atacadao Distribuicao Comercio e Industria Ltda *	391,600	1,791,080
B3 SA - Brasil Bolsa Balcao	434,716	3,524,920
Natura Cosmeticos SA	9,800	95,167
Sul America SA	48,640	323,388
Vale SA ADR	108,460	1,379,611

		7,114,166

Chile - 0.2%

Banco de Chile	1,774,197	298,109
SACI Falabella	14,235	137,266

		435,375

China - 22.6%

3SBio Inc * ~	172,500	392,907
Alibaba Group Holding Ltd ADR *	51,385	9,431,203
China International Capital Corp Ltd ‘H’ ~	338,400	685,804
China Lodging Group Ltd ADR	22,055	2,904,864
Ctrip.com International Ltd ADR *	67,690	3,155,708
Dong-E-E-Jiao Co. Ltd ‘A’	20,200	196,766
JD.com Inc ADR *	10,473	424,052
Jiangsu Hengrui Medicine Co Ltd ‘A’	319,905	4,424,072
Kweichow Moutai Co Ltd ‘A’	18,544	2,014,885
New Oriental Education & Technology Group Inc ADR	15,440	1,353,316
Sinopharm Group Co Ltd ‘H’	769,600	3,853,810
Sunny Optical Technology Group Co Ltd	18,000	337,754
Tencent Holdings Ltd	164,922	8,852,942
Want Want China Holdings Ltd	789,000	634,762
Wuxi Biologics Cayman Inc * ~	35,500	345,489
Yum China Holdings Inc	8,970	372,255
ZTO Express Cayman Inc ADR	60,480	906,595

		40,287,184

Colombia - 1.1%

Grupo Aval Acciones y Valores SA ADR	120,619	1,002,344
Grupo de Inversiones Suramericana SA	71,746	957,278

		1,959,622

Egypt - 0.5%

Commercial International Bank Egypt SAE	163,299	824,461

France - 4.8%

Kering SA	9,777	4,689,222
LVMH Moet Hennessy Louis Vuitton SE	12,866	3,964,961

		8,654,183

Hong Kong - 4.1%

AIA Group Ltd	494,200	4,224,757
Hang Lung Group Ltd	39,000	127,900

	Shares	Value
Hong Kong Exchanges & Clearing Ltd	17,135	$564,376
Hutchison China MediTech Ltd ADR *	6,200	183,272
Jardine Strategic Holdings Ltd	59,811	2,299,356

		7,399,661

India - 11.8%

Apollo Hospitals Enterprise Ltd	52,601	864,225
Biocon Ltd	115,121	1,055,061
Cholamandalam Investment and Finance Co Ltd	30,819	689,831
Dalmia Bharat Ltd	4,290	189,991
Dr Reddy’s Laboratories Ltd	23,528	755,817
Housing Development Finance Corp Ltd	221,634	6,243,012
Infosys Ltd	68,087	1,191,400
Kotak Mahindra Bank Ltd	254,031	4,102,363
Reliance Industries Ltd	38,215	521,611
Tata Consultancy Services Ltd	35,589	1,559,505
UltraTech Cement Ltd	21,098	1,284,168
Zee Entertainment Enterprises Ltd	290,647	2,579,910

		21,036,894

Indonesia - 1.8%

P.T. Astra International Tbk	1,320,000	701,981
P.T. Bank Central Asia Tbk	270,700	459,862
P.T. Bank Mandiri Persero Tbk	1,973,500	1,106,644
P.T. Bank Rakyat Indonesia Persero Tbk	1,237,300	324,717
P.T. Indocement Tunggal Prakarsa Tbk	558,200	652,909

		3,246,113

Italy - 1.2%

PRADA SpA	462,100	2,173,831

Malaysia - 1.0%

Genting Bhd	642,300	1,449,658
Genting Malaysia Bhd	207,000	262,229

		1,711,887

Mexico - 4.9%

Fomento Economico Mexicano SAB de CV	261,393	2,384,169
Fomento Economico Mexicano SAB de CV ADR	12,970	1,185,847
Grupo Aeroportuario del Sureste SAB de CV ‘B’	53,926	908,911
Grupo Financiero Inbursa SAB de CV ‘O’	923,011	1,527,690
Grupo Mexico SAB de CV ‘B’	660,987	2,201,472
Kimberly-Clark de Mexico SAB de CV ‘A’	254,233	476,023

		8,684,112

Nigeria - 0.1%

Zenith Bank PLC	2,467,084	200,793

Peru - 1.2%

Credicorp Ltd	9,750	2,213,640

Philippines - 3.5%

Ayala Corp	32,260	588,655
Ayala Land Inc	1,388,300	1,098,620
Jollibee Foods Corp	191,030	1,101,032
SM Investments Corp	117,867	2,085,897
SM Prime Holdings Inc	2,085,670	1,356,024

		6,230,228

Portugal - 0.2%

Jeronimo Martins SGPS SA	16,946	308,224

Russia - 7.6%

LUKOIL PJSC ADR	8,320	574,442
Magnit PJSC	23,995	1,945,251
Moscow Exchange MICEX-RTS PJSC	253,749	520,866

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Novatek PJSC GDR ~	40,870	$5,606,887
Polyus PJSC GDR ~	10,900	424,010
Sberbank of Russia PJSC	531,096	2,365,475
Sberbank of Russia PJSC ADR	68,768	1,284,407
Yandex NV ‘A’ *	22,940	904,983

		13,626,321

South Africa - 3.6%

FirstRand Ltd	608,671	3,439,452
Mediclinic International PLC	128,980	1,088,220
Shoprite Holdings Ltd	79,672	1,700,906
Steinhoff International Holdings NV	515,514	143,697

		6,372,275

South Korea - 8.3%

Amorepacific Corp	4,618	1,373,399
AMOREPACIFIC Group	2,600	346,374
Celltrion Healthcare Co Ltd *	211	21,082
Celltrion Inc *	80	23,229
Kakao Corp	2,653	328,545
LG Household & Health Care Ltd	2,634	2,985,151
NAVER Corp	5,324	3,955,913
Netmarble Games Corp ~	1,119	160,622
Samsung Biologics Co Ltd * ~	4,029	1,840,813
Samsung Electronics Co Ltd	1,636	3,777,274

		14,812,402

Spain - 0.2%

Prosegur Cash SA ~	138,417	416,421

Switzerland - 3.0%

Glencore PLC	1,059,756	5,266,160

Taiwan - 6.2%

Largan Precision Co Ltd	4,000	456,837
Taiwan Semiconductor Manufacturing Co Ltd	1,246,995	10,520,999

		10,977,836

Turkey - 1.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS	170,641	1,171,077
BIM Birlesik Magazalar AS	38,219	693,045

		1,864,122

United Arab Emirates - 1.7%

DP World Ltd	97,581	2,197,409
Emaar Properties PJSC	562,288	887,892

		3,085,301

United Kingdom - 0.0%

Unilever PLC l	—	23

United States - 0.4%

Snap Inc ‘A’ *	42,160	669,079

Total Common Stocks (Cost $105,574,455)		169,670,103

	Shares	Value

SHORT-TERM INVESTMENT - 3.3%

Money Market Fund - 3.3%

BlackRock Liquidity Funds T-Fund Portfolio	5,927,515	$5,927,515

Total Short-Term Investment (Cost $5,927,515)		5,927,515

TOTAL INVESTMENTS - 100.4% (Cost $113,942,641)		179,065,247

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(673,794)

NET ASSETS - 100.0%		$178,391,453

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.6%
Consumer, Non-Cyclical	20.4%
Communications	17.1%
Consumer, Cyclical	13.5%
Technology	9.6%
Basic Materials	5.2%
Energy	3.8%
Short-Term Investment	3.3%
Others (each less than 3.0%)	3.9%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	As of March 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	22.6%
India	11.9%
South Korea	8.3%
Russia	7.6%
Taiwan	6.2%
Brazil	5.9%
Mexico	4.9%
France	4.8%
Hong Kong	4.1%
United States (Includes Short-Term Investment)	3.7%
South Africa	3.6%
Philippines	3.5%
Switzerland	3.0%
Others (each less than 3.0%)	10.3%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$3,467,629	$3,467,629	$—	$—
	Common Stocks
	Argentina	99,789	99,789	—	—
	Brazil	7,114,166	3,589,246	3,524,920	—
	Chile	435,375	435,375	—	—
	China	40,287,184	28,840,760	11,446,424	—
	Colombia	1,959,622	1,959,622	—	—
	Egypt	824,461	824,461	—	—
	France	8,654,183	—	8,654,183	—
	Hong Kong	7,399,661	183,272	7,216,389	—
	India	21,036,894	—	21,036,894	—
	Indonesia	3,246,113	—	3,246,113	—
	Italy	2,173,831	—	2,173,831	—
	Malaysia	1,711,887	1,711,887	—	—
	Mexico	8,684,112	8,684,112	—	—
	Nigeria	200,793	200,793	—	—
	Peru	2,213,640	2,213,640	—	—
	Philippines	6,230,228	—	6,230,228	—
	Portugal	308,224	—	308,224	—
	Russia	13,626,321	904,983	12,721,338	—
	South Africa	6,372,275	143,697	6,228,578	—
	South Korea	14,812,402	14,812,402	—	—
	Spain	416,421	416,421	—	—
	Switzerland	5,266,160	—	5,266,160	—
	Taiwan	10,977,836	10,977,836	—	—
	Turkey	1,864,122	—	1,864,122	—
	United Arab Emirates	3,085,301	887,892	2,197,409	—
	United Kingdom	23	—	23	—
	United States	669,079	669,079	—	—

	Total Common Stocks	169,670,103	77,555,267	92,114,836	—

	Short-Term Investment	5,927,515	5,927,515	—	—

	Total	$179,065,247	$86,950,411	$92,114,836	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$2,197,409	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
27,771,350	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.4%

Australia - 0.6%

Amcor Ltd	17,927	$196,307
Orica Ltd	39,204	539,629

		735,936

Belgium - 1.1%

KBC Group NV	16,683	1,452,739

Brazil - 0.9%

Ambev SA ADR	158,230	1,150,332

Canada - 3.3%

Canadian National Railway Co	30,568	2,235,438
Suncor Energy Inc	57,160	1,973,880

		4,209,318

China - 2.4%

Alibaba Group Holding Ltd ADR *	3,357	616,144
Baidu Inc ADR *	3,111	694,344
Yum China Holdings Inc	41,070	1,704,405

		3,014,893

Denmark - 2.4%

Carlsberg AS ‘B’	7,164	855,343
Novo Nordisk AS ‘B’	42,968	2,113,418

		2,968,761

France - 15.4%

Air Liquide SA	23,333	2,863,374
Danone SA	20,352	1,650,188
Dassault Systemes SE	7,257	986,905
Engie SA	87,789	1,465,945
Essilor International Cie Generale d’Optique SA	6,995	943,631
Hermes International	668	395,958
L’Oreal SA	5,681	1,283,104
Legrand SA	15,935	1,250,273
LVMH Moet Hennessy Louis Vuitton SE	8,557	2,637,041
Pernod Ricard SA	17,009	2,830,613
Schneider Electric SE *	34,013	2,995,235

		19,302,267

Germany - 9.9%

Bayer AG	32,475	3,661,032
Beiersdorf AG	19,368	2,194,931
Linde AG *	5,495	1,161,146
Merck KGaA	11,547	1,107,912
MTU Aero Engines AG	4,220	711,230
ProSiebenSat.1 Media SE	28,149	974,984
SAP SE	25,012	2,625,809

		12,437,044

Hong Kong - 2.5%

AIA Group Ltd	365,862	3,127,637

India - 3.1%

Housing Development Finance Corp Ltd	51,512	1,450,996
Tata Consultancy Services Ltd	55,709	2,441,161

		3,892,157

Israel - 1.2%

Check Point Software Technologies Ltd *	15,069	1,496,954

	Shares	Value

Italy - 2.5%

Eni SPA	77,266	$1,361,062
Intesa Sanpaolo SPA	419,114	1,525,998
Luxottica Group SPA	3,511	218,120

		3,105,180

Japan - 13.8%

Daikin Industries Ltd	13,200	1,455,777
Denso Corp	29,800	1,629,961
FANUC Corp	5,000	1,266,858
Hoya Corp	54,700	2,727,160
Japan Tobacco Inc	51,800	1,492,588
Kao Corp	14,300	1,072,584
Kubota Corp	75,400	1,319,438
Kyocera Corp	25,600	1,444,504
Olympus Corp	36,800	1,397,228
Shin-Etsu Chemical Co Ltd	7,600	786,034
Terumo Corp	51,100	2,684,545

		17,276,677

Netherlands - 5.1%

Akzo Nobel NV	20,413	1,928,682
ING Groep NV	158,198	2,669,627
Randstad Holding NV	27,053	1,781,713

		6,380,022

Singapore - 1.8%

DBS Group Holdings Ltd	105,600	2,230,520

Spain - 2.2%

Amadeus IT Group SA	37,089	2,744,705

Sweden - 0.8%

Essity AB ‘B’ *	36,887	1,022,256

Switzerland - 12.2%

Julius Baer Group Ltd	22,048	1,356,867
Kuehne + Nagel International AG	3,190	502,441
Nestle SA	54,342	4,295,275
Novartis AG	25,961	2,099,748
Roche Holding AG	13,479	3,092,044
UBS Group AG	153,900	2,711,553
Zurich Insurance Group AG	3,641	1,201,029

		15,258,957

Taiwan - 1.5%

Taiwan Semiconductor Manufacturing Co Ltd ADR	44,445	1,944,913

United Kingdom - 15.1%

Barclays PLC	474,528	1,386,618
Compass Group PLC	131,374	2,682,513
Diageo PLC	57,723	1,952,171
Experian PLC	84,300	1,823,124
Prudential PLC	38,957	973,482
Reckitt Benckiser Group PLC	26,041	2,198,058
RELX NV	65,114	1,349,743
RELX PLC	12,274	252,130
Rio Tinto PLC	25,967	1,317,668
Rolls-Royce Holdings PLC *	100,042	1,223,123
Smiths Group PLC	39,286	835,664
Tesco PLC	205,781	595,572
WPP PLC	145,070	2,305,394

		18,895,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
United States - 0.6%

QIAGEN NV *	24,675	$797,703

Total Common Stocks (Cost $68,628,422)		123,444,231

SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio	714,159	714,159

Total Short-Term Investment (Cost $714,159)		714,159

TOTAL INVESTMENTS - 99.0% (Cost $69,342,581)		124,158,390

OTHER ASSETS & LIABILITIES, NET - 1.0%		1,226,102

NET ASSETS - 100.0%		$125,384,492

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	36.4%
Financial	16.0%
Industrial	14.9%
Technology	9.8%
Consumer, Cyclical	7.4%
Basic Materials	6.4%
Communications	3.7%
Others (each less than 3.0%)	4.4%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	As of March 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	15.4%
United Kingdom	15.1%
Japan	13.8%
Switzerland	12.2%
Germany	9.9%
Netherlands	5.1%
Canada	3.3%
India	3.1%
Others (each less than 3.0%)	21.1%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$735,936	$—	$735,936	$—
	Belgium	1,452,739	—	1,452,739	—
	Brazil	1,150,332	1,150,332	—	—
	Canada	4,209,318	4,209,318	—	—
	China	3,014,893	3,014,893	—	—
	Denmark	2,968,761	—	2,968,761	—
	France	19,302,267	2,830,613	16,471,654	—
	Germany	12,437,044	—	12,437,044	—
	Hong Kong	3,127,637	—	3,127,637	—
	India	3,892,157	—	3,892,157	—
	Israel	1,496,954	1,496,954	—	—
	Italy	3,105,180	—	3,105,180	—
	Japan	17,276,677	17,276,677	—	—
	Netherlands	6,380,022	—	6,380,022	—
	Singapore	2,230,520	—	2,230,520	—
	Spain	2,744,705	—	2,744,705	—
	Sweden	1,022,256	—	1,022,256	—
	Switzerland	15,258,957	—	15,258,957	—
	Taiwan	1,944,913	1,944,913	—	—
	United Kingdom	18,895,260	—	18,895,260	—
	United States	797,703	—	797,703	—

	Total Common Stocks	123,444,231	31,923,700	91,520,531	—

	Short-Term Investment	714,159	714,159	—	—

	Total	$124,158,390	$32,637,859	$91,520,531	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$18,710,062	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 97.9%

Australia - 5.2%

Asaleo Care Ltd	89,001	$88,093
Australian Pharmaceutical Industries Ltd	52,648	61,022
Aveo Group »	117,013	238,863
Beach Energy Ltd	139,899	133,310
Charter Hall Long Wale REIT	78,445	236,019
Charter Hall Retail REIT	70,183	208,455
Costa Group Holdings Ltd	39,996	211,323
CSR Ltd	105,516	423,211
GrainCorp Ltd ‘A’	35,876	234,911
GWA Group Ltd	181,836	473,572
Metcash Ltd	174,340	421,882
Orora Ltd	223,780	571,719
Sandfire Resources NL	49,279	280,753
Seven Group Holdings Ltd	16,893	229,562
Shopping Centres Australasia Property Group REIT	104,039	186,920
Super Retail Group Ltd	15,872	83,453
Whitehaven Coal Ltd	77,662	269,397
WorleyParsons Ltd	26,546	296,219

		4,648,684

Austria - 0.4%

Vienna Insurance Group AG Wiener Versicherung Gruppe	9,585	320,440

Belgium - 0.5%

Barco NV	2,535	312,516
Orange Belgium SA	4,702	96,162

		408,678

Canada - 7.4%

AGF Management Ltd ‘B’	45,600	232,185
Alamos Gold Inc ‘A’	37,000	192,417
Alaris Royalty Corp	15,500	197,186
Avigilon Corp *	7,500	157,061
BlackPearl Resources Inc *	78,900	64,303
Bonavista Energy Corp	28,800	26,378
BRP Inc	10,200	391,738
Canfor Pulp Products Inc	19,800	254,963
Cascades Inc	14,700	152,095
Choice Properties REIT	21,700	195,550
Cogeco Communications Inc	4,000	219,009
Copper Mountain Mining Corp *	191,000	176,419
Detour Gold Corp *	16,000	161,944
Dundee Precious Metals Inc *	89,300	213,485
Element Fleet Management Corp	58,500	188,439
Empire Co Ltd ‘A’	12,900	258,931
Enerplus Corp	42,100	473,496
Genworth MI Canada Inc	11,642	370,491
Hudbay Minerals Inc	31,200	220,859
Maple Leaf Foods Inc	7,257	176,869
NuVista Energy Ltd *	37,900	207,687
Parex Resources Inc *	19,400	272,851
Premier Gold Mines Ltd *	82,300	180,142
Raging River Exploration Inc *	49,100	237,811
Rocky Mountain Dealership Inc	23,900	227,434
Seven Generations Energy Ltd ‘A’ *	19,600	243,412
SmartCentres REIT	9,400	212,391
Taseko Mines Ltd *	33,852	39,939
The Stars Group Inc *	7,000	193,208
Transat AT Inc *	29,500	169,899
Trican Well Service Ltd *	55,600	129,468
Wajax Corp	13,300	251,475

		6,689,535

China - 0.0%

Gemdale Properties & Investment Corp Ltd	348,143	41,698

	Shares	Value

Denmark - 2.6%

Dfds AS	7,999	$450,462
FLSmidth & Co AS	3,017	195,065
Rockwool International AS ‘B’	1,357	404,235
Royal Unibrew AS	7,295	484,307
Spar Nord Bank AS	19,282	229,984
Sydbank AS	3,072	113,477
Topdanmark AS *	9,953	469,958

		2,347,488

Finland - 0.6%

Ramirent OYJ	25,875	213,588
Valmet OYJ	16,096	322,690

		536,278

France - 5.6%

Alstom SA	8,791	396,496
Alten SA	3,202	308,688
Arkema SA	2,139	279,244
Beneteau SA	10,613	231,205
Coface SA *	28,165	321,988
Derichebourg SA	14,084	123,821
Eiffage SA	5,037	573,671
Eramet*	3,485	480,323
Eutelsat Communications SA	9,574	189,761
Ipsen SA	2,655	412,682
IPSOS	6,285	246,978
Kaufman & Broad SA	5,316	279,754
SCOR SE	14,386	587,312
Trigano SA	3,387	613,055

		5,044,978

Germany - 7.9%

AIXTRON SE *	10,464	202,479
Aurubis AG	2,833	238,095
Brenntag AG	8,787	523,109
Cewe Stiftung & Co KGaA	1,558	153,228
Covestro AG ~	4,322	425,575
Deutz AG	59,078	542,341
DIC Asset AG	16,283	205,450
Grammer AG	1,967	123,541
HOCHTIEF AG	3,179	594,248
HUGO BOSS AG	3,719	323,988
Jenoptik AG	14,595	517,244
LEG Immobilien AG	4,343	488,353
Leoni AG	4,798	306,932
OSRAM Licht AG	1,736	127,748
PNE Wind AG	65,317	210,789
Rheinmetall AG	4,251	603,407
Scout24 AG ~	5,277	246,050
Siltronic AG *	1,961	336,336
Software AG	2,626	137,660
TAG Immobilien AG	15,015	311,533
Talanx AG	6,969	303,017
United Internet AG	2,330	146,815

		7,067,938

Hong Kong - 2.1%

Dah Sing Financial Holdings Ltd	24,800	157,709
HK Electric Investments & HK Electric Investments Ltd » ~	425,000	412,117
Kerry Properties Ltd	74,500	336,888
Luk Fook Holdings International Ltd	17,495	63,858
Melco International Development Ltd	85,000	249,458
Shun Tak Holdings Ltd	536,000	222,704
Valuetronics Holdings Ltd	272,500	226,068
Vitasoy International Holdings Ltd	92,000	237,426

		1,906,228

India - 0.4%

Vedanta Resources PLC	37,218	369,842

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value

Israel - 0.5%

Nova Measuring Instruments Ltd *	9,565	$259,498
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	4,101	206,867

		466,365

Italy - 2.3%

A2A SPA	234,206	448,004
ASTM SpA	9,410	237,280
El.En. SpA	7,380	294,649
ERG SPA	14,517	346,647
Infrastrutture Wireless Italiane SpA ~	30,674	242,921
Iren SPA	101,761	319,501
Rizzoli Corriere Della Sera Mediagroup SPA *	143,573	211,638

		2,100,640

Japan - 25.1%

Akebono Brake Industry Co Ltd *	63,200	169,872
Asahi Diamond Industrial Co Ltd	28,600	301,038
Capcom Co Ltd	20,400	440,765
Citizen Watch Co Ltd	32,400	232,636
cocokara fine Inc	3,700	252,798
Cosel Co Ltd	21,200	295,272
CROOZ Inc *	398	8,076
Daiho Corp	41,000	229,651
Daiwabo Holdings Co Ltd	14,300	626,940
DIC Corp	7,200	241,229
DMG Mori Co Ltd	11,634	217,362
Feed One Co Ltd	110,200	223,704
First-corp Inc	24,000	280,814
Foster Electric Co Ltd	8,800	214,945
Glory Ltd	7,100	253,226
Goldcrest Co Ltd	19,900	425,286
Haseko Corp	29,000	441,248
Japan Securities Finance Co Ltd	43,500	266,956
Kato Sangyo Co Ltd	7,000	245,054
Kinden Corp	23,000	380,866
Kobe Bussan Co Ltd	6,100	275,748
Kureha Corp	5,200	338,668
Leopalace21 Corp	45,900	382,626
Maruwa Co Ltd/Aichi	7,200	569,748
Megmilk Snow Brand Co Ltd	7,400	200,083
Meidensha Corp	75,000	286,171
Meitec Corp	6,600	365,340
Miraca Holdings Inc	8,100	316,296
Mochida Pharmaceutical Co Ltd	3,100	217,922
Morinaga & Co Ltd	4,600	202,537
Morinaga Milk Industry Co Ltd	7,100	288,924
Nagase & Co Ltd	29,400	498,727
Nihon Unisys Ltd	26,200	564,849
Nippon Chemi-Con Corp	4,000	93,755
Nippon Piston Ring Co Ltd	18,700	389,096
NIPPON REIT Investment Corp	83	252,342
Nippon Yakin Kogyo Co Ltd	109,600	299,738
Nisshin Steel Co Ltd	20,400	243,677
Nitto Boseki Co Ltd	9,600	203,539
North Pacific Bank Ltd	62,400	208,186
Oiles Corp	12,400	263,954
Penta-Ocean Construction Co Ltd	57,700	422,427
Rengo Co Ltd	27,700	239,240
Riken Vitamin Co Ltd	7,500	290,400
Roland DG Corp	7,500	172,619
Ryobi Ltd	12,800	337,187
Sanken Electric Co Ltd	30,000	219,351
Sankyu Inc	8,700	430,891
Seikagaku Corp	8,700	158,620
Seiren Co Ltd	16,500	308,120
Seven Bank Ltd	67,600	215,370
Shinmaywa Industries Ltd	27,000	222,029

	Shares	Value
Shinoken Group Co Ltd	10,900	$339,072
Ship Healthcare Holdings Inc	9,200	324,233
Sinanen Holdings Co Ltd	8,000	195,179
Starts Corp Inc	4,500	122,349
Sumitomo Seika Chemicals Co Ltd	5,000	239,180
Tachi-S Co Ltd	13,600	243,229
Takara Leben Co Ltd	26,400	114,130
Tekken Corp	7,700	221,075
The Hokkoku Bank Ltd	7,900	307,002
The Hyakugo Bank Ltd	50,400	238,252
The Oita Bank Ltd	6,200	228,702
The Okinawa Electric Power Co Inc	16,565	476,377
TOA ROAD Corp	6,300	240,383
Toho Holdings Co Ltd	13,600	320,301
Tokai Carbon Co Ltd	33,600	521,344
Topy Industries Ltd	7,900	230,158
Tosei Corp	36,900	439,381
Toshiba TEC Corp	39,000	230,177
Toyota Boshoku Corp	10,800	221,674
Tsugami Corp	34,000	427,536
Ulvac Inc	8,600	482,515
Unipres Corp	11,200	253,251
Unitika Ltd *	31,100	194,658
Yodogawa Steel Works Ltd	9,400	253,364
Yuasa Trading Co Ltd	14,200	468,418

		22,557,858

Luxembourg - 0.4%

Orion Engineered Carbons SA	13,787	373,628

Malta - 0.3%

Kindred Group PLC SDR	21,009	288,235

Netherlands - 2.5%

ASR Nederland NV	13,119	560,945
BE Semiconductor Industries NV	3,474	356,364
BinckBank NV	44,232	252,882
Heijmans NV CVA *	19,688	227,614
Koninklijke Volkerwessels NV	7,511	206,125
OCI NV *	4,815	111,413
Philips Lighting NV ~	5,981	224,868
SBM Offshore NV	17,019	272,901

		2,213,112

New Zealand - 0.5%

Air New Zealand Ltd	100,337	235,110
Contact Energy Ltd	64,062	244,294

		479,404

Norway - 0.4%

Norwegian Finans Holding ASA *	15,933	179,957
Salmar ASA	3,688	151,856

		331,813

Russia - 0.4%

Evraz PLC	64,119	390,996

Singapore - 2.6%

CDL Hospitality Trusts REIT »	165,300	213,694
First Resources Ltd	163,800	210,507
Frasers Commercial Trust REIT	221,100	241,348
Keppel DC REIT	239,200	263,367
Manulife US Real Estate Investment Trust REIT	126,300	117,790
Mapletree Greater China Commercial Trust REIT	313,009	275,085
Mapletree Industrial Trust REIT	226,500	351,496
Venture Corp Ltd	29,200	631,505

		2,304,792

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
South Korea - 4.5%

Amotech Co Ltd *	8,618	$316,939
Chong Kun Dang Pharmaceutical Corp	2,093	250,323
CJ O Shopping Co Ltd	1,509	316,269
DB Insurance Co Ltd	3,186	194,287
Dentium Co Ltd	2,734	211,610
Eugene Technology Co Ltd	14,577	253,685
Huchems Fine Chemical Corp	11,446	264,163
Hyundai Marine & Fire Insurance Co Ltd	9,819	358,344
Kumho Petrochemical Co Ltd	2,736	247,444
LG Uplus Corp	22,815	262,204
OCI Co Ltd	2,056	302,835
Orion Holdings Corp	7,930	203,848
SFA Engineering Corp	7,406	240,405
Silicon Works Co Ltd	6,688	234,039
SK Discovery Co Ltd	5,894	229,478
SL Corp	10,203	198,623

		4,084,496

Spain - 2.3%

Atento SA	19,121	149,144
Atlantica Yield PLC	12,482	244,398
Bankinter SA	37,651	387,630
Construcciones y Auxiliar de Ferrocarriles SA	7,073	366,098
Enagas SA	16,763	458,517
NH Hotel Group SA	30,992	243,849
Saeta Yield SA	10,384	155,769
Talgo SA ~	4,666	30,142

		2,035,547

Sweden - 3.5%

Ahlsell AB ~	35,743	225,430
Attendo AB ~	17,768	167,364
Capio AB ~	37,482	190,148
Evolution Gaming Group AB ~	3,812	209,497
Hemfosa Fastigheter AB	22,703	275,794
JM AB	12,523	285,026
LeoVegas AB ~	24,483	209,261
Loomis AB ‘B’	4,156	150,036
NCC AB ‘B’	9,873	188,229
Nobia AB	32,170	290,381
Peab AB	33,020	298,116
SSAB AB ‘A’ *	68,842	389,684
Wihlborgs Fastigheter AB	11,643	270,200

		3,149,166

Switzerland - 8.3%

Adecco Group AG	7,400	527,102
Ascom Holding AG	11,496	244,718
Banque Cantonale Vaudoise	287	232,311
Bucher Industries AG	635	265,341
Coca-Cola HBC AG	16,032	593,290
Comet Holding AG	1,335	184,931
EFG International AG	46,341	371,689
Emmi AG	343	281,489
GAM Holding AG	19,120	321,949
Implenia AG	3,276	259,920
Julius Baer Group Ltd	9,791	602,553
Leonteq AG *	3,572	204,347
Logitech International SA	7,878	289,162
Oriflame Holding AG	11,999	577,184
Rieter Holding AG	1,208	236,718
Schweiter Technologies AG	191	227,306
Siegfried Holding AG	730	245,906
Sika AG	17	133,351
Sonova Holding AG	2,610	414,945
Straumann Holding AG	938	591,825
Tecan Group AG	1,323	280,187
VAT Group AG ~	2,035	342,674

		7,428,898

	Shares	Value
United Kingdom - 11.3%

B&M European Value Retail SA	63,250	$347,197
Barratt Developments PLC	20,839	155,069
Bellway PLC	11,338	485,209
Brewin Dolphin Holdings PLC	62,464	302,660
Centamin PLC	129,808	281,446
Charter Court Financial Services Group PLC * ~	63,573	264,010
Chemring Group PLC	91,982	258,101
Computacenter PLC	18,617	300,711
ConvaTec Group PLC ~	83,797	233,788
Dialog Semiconductor PLC *	2,703	64,373
esure Group PLC	71,807	218,660
Fenner PLC	61,844	528,411
Fevertree Drinks PLC	13,572	501,385
Forterra PLC ~	64,312	267,079
Hansteen Holdings PLC REIT	118,256	211,881
Hastings Group Holdings PLC ~	28,060	102,987
Inchcape PLC	38,482	373,096
Indivior PLC *	73,081	417,755
International Personal Finance PLC	64,868	207,953
Jardine Lloyd Thompson Group PLC	17,453	313,917
Man Group PLC	60,608	146,149
Mitie Group PLC	75,722	168,788
Morgan Sindall Group PLC	14,410	236,541
On the Beach Group PLC ~	41,199	309,241
OneSavings Bank PLC	53,260	279,351
Paragon Banking Group PLC	44,502	294,561
Persimmon PLC	6,821	242,092
Premier Oil PLC *	98,110	95,768
QinetiQ Group PLC	94,931	275,066
Safestore Holdings PLC REIT	65,637	452,617
Spirent Communications PLC	136,969	221,761
St Modwen Properties PLC	41,919	228,270
Stock Spirits Group PLC	65,485	228,310
Tate & Lyle PLC	46,932	358,449
Taylor Wimpey PLC	63,363	164,154
WH Smith PLC	14,120	387,148
Workspace Group PLC REIT	17,761	247,263

		10,171,217

United States - 0.3%

Argonaut Gold Inc *	119,900	228,939

Total Common Stocks (Cost $80,298,510)		87,986,893

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	1,242,658	1,242,658

Total Short-Term Investment (Cost $1,242,658)		1,242,658

TOTAL INVESTMENTS - 99.3% (Cost $81,541,168)		89,229,551

OTHER ASSETS & LIABILITIES, NET - 0.7%		586,729

NET ASSETS - 100.0%		$89,816,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	20.7%
Financial	20.3%
Consumer, Non-Cyclical	15.8%
Consumer, Cyclical	15.3%
Basic Materials	9.9%
Technology	5.9%
Utilities	3.5%
Energy	3.4%
Others (each less than 3.0%)	4.5%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of March 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	25.1%
United Kingdom	11.3%
Switzerland	8.3%
Germany	7.9%
Canada	7.4%
France	5.6%
Australia	5.2%
South Korea	4.5%
Sweden	3.5%
Others (each less than 3.0%)	20.5%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$4,648,684	$—	$4,648,684	$—
	Austria	320,440	—	320,440	—
	Belgium	408,678	—	408,678	—
	Canada	6,689,535	6,689,535	—	—
	China	41,698	41,698	—	—
	Denmark	2,347,488	—	2,347,488	—
	Finland	536,278	—	536,278	—
	France	5,044,978	123,821	4,921,157	—
	Germany	7,067,938	—	7,067,938	—
	Hong Kong	1,906,228	—	1,906,228	—
	India	369,842	—	369,842	—
	Israel	466,365	259,498	206,867	—
	Italy	2,100,640	211,638	1,889,002	—
	Japan	22,557,858	22,557,858	—	—
	Luxembourg	373,628	373,628	—	—
	Malta	288,235	—	288,235	—
	Netherlands	2,213,112	—	2,213,112	—
	New Zealand	479,404	—	479,404	—
	Norway	331,813	—	331,813	—
	Russia	390,996	—	390,996	—
	Singapore	2,304,792	—	2,304,792	—
	South Korea	4,084,496	4,084,496	—	—
	Spain	2,035,547	882,201	1,153,346	—
	Sweden	3,149,166	167,364	2,981,802	—
	Switzerland	7,428,898	—	7,428,898	—
	United Kingdom	10,171,217	2,730,358	7,440,859	—
	United States	228,939	228,939	—	—

	Total Common Stocks	87,986,893	38,351,034	49,635,859	—

	Short-Term Investment	1,242,658	1,242,658	—	—

	Total	$89,229,551	$39,593,692	$49,635,859	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$3,688,230	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
15,099,406	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
PREFERRED STOCKS - 0.5%

Brazil - 0.5%

Telefonica Brasil SA	47,700	$732,379

Total Preferred Stocks (Cost $708,953)		732,379

COMMON STOCKS - 96.7%

Belgium - 1.3%

Ageas	35,910	1,853,122

Brazil - 0.9%

Petroleo Brasileiro SA ADR *	91,270	1,290,558

Canada - 2.1%

ARC Resources Ltd	30,371	330,973
Barrick Gold Corp	97,691	1,217,014
Cameco Corp	33,599	305,415
Eldorado Gold Corp *	200,897	168,753
Kinross Gold Corp *	181,121	715,428
Tourmaline Oil Corp	20,331	344,807

		3,082,390

China - 4.2%

China Mobile Ltd	186,000	1,704,763
China Telecom Corp Ltd ‘H’	3,986,000	1,767,919
China Unicom Hong Kong Ltd *	1,020,000	1,304,887
Dongfeng Motor Group Co Ltd ‘H’	1,092,000	1,274,845

		6,052,414

Finland - 0.4%

Nokia OYJ	113,037	624,204

France - 11.1%

Alstom SA	27,332	1,232,741
BNP Paribas SA	34,572	2,563,887
Cie de Saint-Gobain	44,707	2,360,757
Engie SA	89,416	1,493,114
Renault SA	5,683	689,620
Rexel SA	79,891	1,353,334
Societe Generale SA	37,482	2,035,664
TOTAL SA	72,858	4,176,202

		15,905,319

Germany - 4.3%

CECONOMY AG	86,544	995,016
E.ON SE	124,529	1,383,779
METRO AG	73,061	1,292,472
Rheinmetall AG	3,408	483,748
RWE AG *	46,226	1,142,625
Salzgitter AG	16,141	825,710

		6,123,350

India - 1.1%

Canara Bank	128,558	526,947
NTPC Ltd	386,888	1,011,513

		1,538,460

Ireland - 0.8%

Bank of Ireland Group PLC *	134,945	1,182,510

	Shares	Value
Italy - 7.2%

Assicurazioni Generali SPA	112,831	$2,168,866
BPER Banca	212,370	1,184,204
Eni SPA	204,287	3,598,573
Saipem SPA *	240,753	944,460
UniCredit SPA *	115,417	2,412,341

		10,308,444

Japan - 25.6%

Benesse Holdings Inc	10,900	394,902
Canon Inc	38,200	1,383,249
Chiyoda Corp	58,600	552,929
Citizen Watch Co Ltd	85,200	611,746
Dai-ichi Life Holdings Inc	84,400	1,540,783
DeNA Co Ltd	44,500	802,970
Eisai Co Ltd	19,300	1,229,954
Fuji Media Holdings Inc	30,935	527,673
Fujitsu Ltd	280,800	1,728,000
Gree Inc	105,300	598,717
Honda Motor Co Ltd	98,800	3,398,412
Inpex Corp	93,900	1,161,340
JGC Corp	60,200	1,309,175
JSR Corp	74,800	1,682,218
Mitsubishi Heavy Industries Ltd	53,400	2,044,562
Mitsubishi Motors Corp	95,000	679,432
Mitsubishi UFJ Financial Group Inc	404,300	2,648,345
Mizuho Financial Group Inc	1,321,800	2,377,638
Nikon Corp	43,100	767,986
Nippon Television Holdings Inc	43,940	778,412
Sankyo Co Ltd	21,900	771,815
Sumitomo Mitsui Financial Group Inc	66,400	2,781,929
Sumitomo Mitsui Trust Holdings Inc	42,700	1,728,386
Suzuken Co Ltd	17,500	722,828
T&D Holdings Inc	137,100	2,175,587
Takeda Pharmaceutical Co Ltd	49,900	2,430,635

		36,829,623

Netherlands - 3.9%

ING Groep NV	114,750	1,936,432
Koninklijke Philips NV	4,079	156,193
PostNL NV	266,912	1,000,180
Royal Dutch Shell PLC ‘B’	77,821	2,504,152

		5,596,957

Norway - 1.1%

Statoil ASA	37,685	891,928
Storebrand ASA	81,348	668,969

		1,560,897

Russia - 3.6%

Gazprom PJSC ADR	406,699	2,005,026
LUKOIL PJSC ADR	31,859	2,205,280
Sberbank of Russia PJSC ADR	55,326	1,031,830

		5,242,136

South Africa - 1.5%

Anglo American Platinum Ltd	19,237	527,820
Gold Fields Ltd ADR	329,851	1,326,001
Impala Platinum Holdings Ltd *	118,843	236,675

		2,090,496

South Korea - 4.0%

KB Financial Group Inc	27,905	1,589,111
Kia Motors Corp	45,162	1,313,465
KT Corp ADR *	122,471	1,677,853
Shinhan Financial Group Co Ltd	25,838	1,107,793

		5,688,222

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2018

	Shares	Value
Spain - 1.2%

CaixaBank SA	355,678	$1,695,753

Sweden - 1.1%

Telefonaktiebolaget LM Ericsson ‘B’	259,984	1,655,567

Switzerland - 6.1%

Adecco Group AG	15,900	1,132,558
Julius Baer Group Ltd	20,953	1,289,479
LafargeHolcim Ltd	36,219	1,984,608
UBS Group AG	161,896	2,852,434
Zurich Insurance Group AG	4,468	1,473,825

		8,732,904

Taiwan - 1.0%

MediaTek Inc	51,900	605,206
Shin Kong Financial Holding Co Ltd	2,041,000	805,004

		1,410,210

United Kingdom - 14.2%

Anglo American PLC	77,755	1,811,273
AstraZeneca PLC	40,814	2,805,598
BP PLC	636,310	4,291,964
BT Group PLC	490,443	1,565,398
Centrica PLC	779,265	1,554,682
HSBC Holdings PLC	402,343	3,778,279
J Sainsbury PLC	534,602	1,793,310
Marks & Spencer Group PLC	295,102	1,120,929
Standard Chartered PLC	173,480	1,738,676

		20,460,109

Total Common Stocks (Cost $123,122,248)		138,923,645

EXCHANGE-TRADED FUND - 0.4%

iShares Core MSCI EAFE	8,500	559,980

Total Exchange-Traded Fund (Cost $558,798)		559,980

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio	1,565,169	1,565,169

Total Short-Term Investment (Cost $1,565,169)		1,565,169

TOTAL INVESTMENTS - 98.7% (Cost $125,955,168)		141,781,173

OTHER ASSETS & LIABILITIES, NET - 1.3%		1,844,376

NET ASSETS - 100.0%		$143,625,549

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.8%
Energy	16.5%
Consumer, Cyclical	8.8%
Communications	8.6%
Consumer, Non-Cyclical	8.2%
Industrial	8.0%
Basic Materials	6.1%
Utilities	4.6%
Technology	3.6%
Others (each less than 3.0%)	1.5%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	As of March 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	25.6%
United Kingdom	14.2%
France	11.1%
Italy	7.2%
Switzerland	6.1%
Germany	4.3%
China	4.2%
South Korea	4.0%
Netherlands	3.9%
Russia	3.6%
Others (each less than 3.0%)	14.5%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks	$732,379	$732,379	$—	$—
	Common Stocks
	Belgium	1,853,122	—	1,853,122	—
	Brazil	1,290,558	1,290,558	—	—
	Canada	3,082,390	3,082,390	—	—
	China	6,052,414	—	6,052,414	—
	Finland	624,204	—	624,204	—
	France	15,905,319	—	15,905,319	—
	Germany	6,123,350	—	6,123,350	—
	India	1,538,460	—	1,538,460	—
	Ireland	1,182,510	—	1,182,510	—
	Italy	10,308,444	—	10,308,444	—
	Japan	36,829,623	36,829,623	—	—
	Netherlands	5,596,957	—	5,596,957	—
	Norway	1,560,897	—	1,560,897	—
	Russia	5,242,136	5,242,136	—	—
	South Africa	2,090,496	1,326,001	764,495	—
	South Korea	5,688,222	5,688,222	—	—
	Spain	1,695,753	—	1,695,753	—
	Sweden	1,655,567	—	1,655,567	—
	Switzerland	8,732,904	—	8,732,904	—
	Taiwan	1,410,210	1,410,210	—	—
	United Kingdom	20,460,109	1,554,682	18,905,427	—

	Total Common Stocks	138,923,645	56,423,822	82,499,823	—

	Exchange-Traded Fund	559,980	559,980	—	—
	Short-Term Investment	1,565,169	1,565,169	—	—

	Total	$141,781,173	$59,281,350	$82,499,823	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$10,557,072	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%

Consumer, Cyclical - 0.7%

Hilton Worldwide Holdings Inc	3,585	$282,354

Financial - 98.0%

Alexandria Real Estate Equities Inc REIT	2,716	339,201
American Homes 4 Rent ‘A’ REIT	44,707	897,717
Apartment Investment & Management Co ‘A’ REIT	4,140	168,705
AvalonBay Communities Inc REIT	6,101	1,003,370
Blackstone Mortgage Trust Inc ‘A’ REIT	7,030	220,883
Boston Properties Inc REIT	24,876	3,065,221
Brandywine Realty Trust REIT	11,098	176,236
Brixmor Property Group Inc REIT	46,989	716,582
Camden Property Trust REIT	10,605	892,729
Chesapeake Lodging Trust REIT	9,719	270,285
Cousins Properties Inc REIT	20,718	179,832
CubeSmart REIT	22,158	624,856
DCT Industrial Trust Inc REIT	14,736	830,226
DDR Corp REIT	7,160	52,483
Digital Realty Trust Inc REIT	4,550	479,479
Douglas Emmett Inc REIT	3,519	129,358
Duke Realty Corp REIT	11,474	303,832
Education Realty Trust Inc REIT	9,710	318,003
Equity Residential REIT	26,374	1,625,166
Essex Property Trust Inc REIT	2,613	628,897
Federal Realty Investment Trust REIT	763	88,592
Forest City Realty Trust Inc ‘A’ REIT	9,620	194,901
Gaming & Leisure Properties Inc REIT	13,040	436,449
GGP Inc REIT	80,745	1,652,043
HCP Inc REIT	44,354	1,030,343
Healthcare Realty Trust Inc REIT	26,553	735,784
Healthcare Trust of America Inc ‘A’ REIT	13,324	352,420
Host Hotels & Resorts Inc REIT	37,521	699,391
Hudson Pacific Properties Inc REIT	16,132	524,774
Invitation Homes Inc REIT	7,114	162,413
JBG SMITH Properties REIT	15,314	516,235
Kilroy Realty Corp REIT	10,599	752,105
Kimco Realty Corp REIT	13,701	197,294
LaSalle Hotel Properties REIT	24,746	717,881
Liberty Property Trust REIT	4,353	172,945
Life Storage Inc REIT	6,222	519,661
Mack-Cali Realty Corp REIT	36,759	614,243
Mid-America Apartment Communities Inc REIT	3,840	350,362
National Retail Properties Inc REIT	6,510	255,583
Paramount Group Inc REIT	37,065	527,806
Pennsylvania Real Estate Investment Trust REIT	8,175	78,889
Prologis Inc REIT	19,179	1,208,085
Public Storage REIT	5,440	1,090,122
QTS Realty Trust Inc ‘A’ REIT	14,611	529,210
Regency Centers Corp REIT	16,606	979,422

	Shares	Value
Rexford Industrial Realty Inc REIT	8,820	$253,928
RLJ Lodging Trust REIT	15,450	300,348
Simon Property Group Inc REIT	31,552	4,870,051
SL Green Realty Corp REIT	25,990	2,516,612
Starwood Property Trust Inc REIT	8,470	177,446
Taubman Centers Inc REIT	8,862	504,336
The Macerich Co REIT	15,523	869,598
Tier REIT Inc REIT	7,933	146,602
UDR Inc REIT	9,000	320,580
Ventas Inc REIT	11,091	549,337
Vornado Realty Trust REIT	37,688	2,536,402
Welltower Inc REIT	6,214	338,228

		40,693,482

Total Common Stocks (Cost $31,429,849)		40,975,836

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio	326,620	326,620

Total Short-Term Investment (Cost $326,620)		326,620

TOTAL INVESTMENTS - 99.5% (Cost $31,756,469)		41,302,456

OTHER ASSETS & LIABILITIES, NET - 0.5%		216,762

NET ASSETS - 100.0%		$41,519,218

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Office Property	22.4%
REITS-Regional Malls	19.2%
REITS-Apartments	15.3%
REITS-Diversified	10.0%
REITS-Health Care	7.2%
REITS-Warehouse/Industrial	7.2%
REITS-Hotels	5.5%
REITS-Storage	5.4%
REITS-Shopping Centers	4.9%
Others (each less than 3.0%)	1.6%

98.7%
Short-Term Investment	0.8%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$40,975,836	$40,975,836	$—	$—
	Short-Term Investment	326,620	326,620	—	—

	Total	$41,302,456	$41,302,456	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 6.2%

U.S. Treasury Notes - 6.2%

1.000% due 09/15/18	$3,900,000	$3,884,787

Total U.S. Treasury Obligations (Cost $3,893,250)		3,884,787

FOREIGN GOVERNMENT BONDS & NOTES - 23.6%

Canada - 6.3%

Canadian Government 0.500% due 02/01/19	CAD 5,100,000	3,923,598

France - 4.9%

French Republic Government OAT 1.000% due 05/25/18 ~	EUR 2,500,000	3,082,757

Germany - 6.1%

Bundesrepublik Deutschland Bundesanleihe 3.750% due 01/04/19 ~	3,020,000	3,842,276

United Kingdom - 6.3%

United Kingdom Gilt 1.250% due 07/22/18 ~	GBP 2,800,000	3,937,505

Total Foreign Government Bonds & Notes (Cost $14,530,655)		14,786,136

	Shares
SHORT-TERM INVESTMENTS - 69.2%

Money Market Fund - 27.8%

BlackRock Liquidity Funds T-Fund Portfolio	17,359,580	17,359,580

	Principal Amount	Value

U.S. Treasury Bills - 41.4%

0.991% due 04/05/18	$8,000,000	$7,998,919
1.576% due 05/10/18	4,000,000	3,993,149
1.646% due 06/07/18	4,000,000	3,987,850
1.711% due 07/05/18	4,000,000	3,982,189
1.845% due 08/09/18 ‡	6,000,000	5,960,768

		25,922,875

Total Short-Term Investments (Cost $43,290,087)		43,282,455

TOTAL INVESTMENTS - 99.0% (Cost $61,713,992)		61,953,378

DERIVATIVES - 1.4% (See Notes (c) through (e) in Notes to Schedule of Investments)		906,597

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(304,874)

NET ASSETS - 100.0%		$62,555,101

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	69.2%
Foreign Government Bonds & Notes	23.6%
U.S. Treasury Obligations	6.2%

99.0%

Derivatives	1.4%
Other Assets & Liabilities, Net	(0.4)%

100.0%

(b)	As of March 31, 2018, an investment with a value of $349,379 was fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts and option contracts.

(c)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
AUD	5,935,000	USD	4,549,296	04/18	JPM	$9,125	$—
AUD	1,905,000	USD	1,496,869	04/18	SSB	—	(33,719)
AUD	11,509,042	USD	8,919,450	06/18	ANZ	—	(78,600)
AUD	3,362,361	USD	2,614,888	06/18	BRC	—	(32,038)
AUD	6,591,178	USD	5,125,940	06/18	CIT	—	(62,823)
CAD	6,255,000	USD	4,825,681	04/18	SSB	31,373	—
CAD	1,822,861	USD	1,419,638	06/18	GSC	—	(2,886)
CAD	3,947,254	USD	3,063,865	06/18	JPM	3,992	—
CAD	2,152,372	USD	1,675,297	06/18	RBC	—	(2,446)
CAD	3,945,615	USD	3,063,865	06/18	RBC	2,718	—
CHF	1,375,000	USD	1,458,963	04/18	GSC	—	(18,165)
CHF	16,096,510	USD	17,295,243	06/18	JPM	—	(358,031)
CHF	6,176,200	USD	6,593,080	06/18	SCB	—	(94,304)
CLP	707,700,000	USD	1,171,795	04/18	BRC	225	—
COP	35,686,133,315	USD	12,531,343	04/18	BRC	237,362	—
EUR	1,755,000	USD	2,161,184	04/18	SSB	1,525	—
EUR	581,341	USD	719,968	06/18	BRC	—	(952)
EUR	3,817,384	USD	4,762,187	06/18	GSC	—	(40,753)
EUR	260,500	USD	321,882	06/18	GSC	311	—
EUR	3,165,022	USD	3,919,864	06/18	JPM	—	(5,288)
EUR	6,664,005	USD	8,310,989	06/18	SCB	—	(68,786)
GBP	3,115,000	USD	4,347,738	04/18	BRC	26,561	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
GBP	1,812,820	USD	2,529,200	06/18	BRC	$21,609	$—
GBP	4,258,018	USD	5,947,532	06/18	GSC	43,900	—
GBP	7,487,626	USD	10,403,952	06/18	JPM	131,841	—
GBP	1,657,136	USD	2,339,064	06/18	RBC	—	(7,318)
GBP	958,393	USD	1,345,623	06/18	SCB	2,926	—
GBP	5,647,560	USD	7,832,940	06/18	SSB	113,709	—
INR	396,040,000	USD	6,065,674	04/18	GSC	—	(9,607)
JPY	1,984,800,000	USD	18,572,584	04/18	JPM	105,653	—
JPY	579,735,545	USD	5,521,265	06/18	BRC	—	(47,490)
JPY	419,354,784	USD	4,025,098	06/18	GSC	—	(65,614)
JPY	1,190,284,895	USD	11,339,157	06/18	JPM	—	(100,669)
JPY	207,552,025	USD	1,991,977	06/18	SCB	—	(32,302)
JPY	575,955,100	USD	5,432,996	06/18	SCB	5,085	—
KRW	5,282,000,000	USD	4,964,286	04/18	BRC	—	(5,217)
MXN	475,670,000	USD	25,474,946	04/18	BRC	604,361	—
MYR	18,266,000	USD	4,663,858	04/18	GSC	54,973	—
NOK	46,040,000	USD	5,943,099	04/18	GSC	—	(65,941)
NOK	25,246,451	USD	3,227,188	06/18	BRC	607	—
NOK	17,918,108	USD	2,321,157	06/18	JPM	—	(30,301)
NOK	15,624,400	USD	2,028,893	06/18	SCB	—	(31,291)
NZD	6,535,000	USD	4,776,432	04/18	GSC	—	(53,829)
NZD	4,544,965	USD	3,280,510	06/18	ANZ	3,347	—
NZD	2,975,300	USD	2,183,846	06/18	SCB	—	(34,114)
SEK	51,300,000	USD	6,244,880	04/18	JPM	—	(91,618)
SEK	5,872,800	USD	720,707	06/18	SCB	—	(13,685)
SGD	2,015,000	USD	1,539,113	04/18	SSB	—	(1,553)
USD	6,170,511	AUD	7,840,000	04/18	SSB	148,940	—
USD	9,786,477	AUD	12,650,745	06/18	ANZ	68,609	—
USD	4,248,773	AUD	5,511,624	06/18	GSC	14,932	—
USD	2,324,000	AUD	3,019,099	06/18	JPM	4,832	—
USD	4,184,628	AUD	5,365,300	06/18	SCB	63,188	—
USD	23,149,949	CAD	29,750,000	04/18	SSB	48,854	—
USD	2,323,206	CAD	2,997,777	06/18	BRC	—	(6,705)
USD	1,904,278	CAD	2,488,948	06/18	JPM	—	(30,165)
USD	2,339,064	CAD	3,054,294	06/18	RBC	—	(34,773)
USD	4,864,473	CAD	6,324,860	06/18	SCB	—	(51,291)
USD	6,118,344	CHF	5,780,000	04/18	GSC	61,754	—
USD	9,010,099	CHF	8,382,167	06/18	BRC	190,140	—
USD	19,041,508	CHF	17,721,741	06/18	JPM	394,180	—
USD	3,975,385	CHF	3,724,022	06/18	SCB	56,862	—
USD	5,848,032	CLP	3,521,100,000	04/18	CSF	16,746	—
USD	3,166,403	COP	9,052,747,011	04/18	BRC	—	(72,722)
USD	4,770,214	COP	13,304,604,005	04/18	BRC	9,750	—
USD	9,152,950	EUR	7,405,000	04/18	SSB	27,674	—
USD	12,925,478	EUR	10,443,861	06/18	JPM	8,258	—
USD	12,491,207	EUR	10,083,654	06/18	SSB	19,498	—
USD	17,610,328	GBP	12,665,000	04/18	BRC	—	(174,741)
USD	2,322,489	GBP	1,659,300	06/18	BRC	—	(12,302)
USD	1,749,724	GBP	1,258,183	06/18	GSC	—	(20,658)
USD	1,675,297	GBP	1,208,345	06/18	RBC	—	(24,957)
USD	6,877,997	GBP	4,913,328	06/18	SCB	—	(35,518)
USD	103,552	GBP	74,630	06/18	SGN	—	(1,460)
USD	6,059,162	GBP	4,368,664	06/18	SSB	—	(87,959)
USD	1,393,586	INR	90,820,000	04/18	BRC	4,807	—
USD	4,743,853	JPY	500,800,000	04/18	JPM	31,005	—
USD	3,063,865	JPY	325,209,355	06/18	BRC	—	(6,712)
USD	2,614,888	JPY	275,613,915	06/18	BRC	12,584	—
USD	5,125,940	JPY	540,093,594	06/18	CIT	26,458	—
USD	4,762,188	JPY	503,458,992	06/18	GSC	8,605	—
USD	3,193,723	JPY	335,248,987	06/18	JPM	28,354	—
USD	3,876,047	JPY	410,902,100	06/18	SCB	—	(3,627)
USD	4,468,957	JPY	472,786,155	06/18	SCB	4,982	—
USD	376,864	KRW	403,000,000	04/18	JPM	—	(1,497)
USD	18,963,415	KRW	20,215,000,000	04/18	SSB	—	(15,679)
USD	6,285,031	MXN	118,190,000	04/18	BRC	—	(194,910)
USD	4,780,000	MXN	87,925,232	04/18	MSC	—	(40,630)
USD	1,290,591	NOK	9,920,000	04/18	GSC	24,270	—
USD	8,611,277	NOK	67,366,447	06/18	BRC	—	(1,621)
USD	2,323,206	NOK	17,950,483	06/18	BRC	28,211	—
USD	777,424	NOK	5,986,900	06/18	SCB	11,990	—
USD	395,562	NZD	550,000	04/18	GSC	—	(1,903)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	18,814,585	NZD	25,690,000	04/18	GSC	$249,374	$—
USD	7,686,228	NZD	10,648,843	06/18	ANZ	—	(7,841)
USD	2,317,662	NZD	3,229,813	06/18	GSC	—	(15,963)
USD	740,451	NZD	1,008,800	06/18	SCB	11,567	—
USD	1,757,056	NZD	2,433,410	06/18	SGN	—	(1,147)
USD	1,610,612	SEK	13,140,000	04/18	JPM	34,513	—
USD	719,968	SEK	5,886,578	06/18	BRC	11,288	—
USD	7,145,253	SEK	58,522,433	06/18	JPM	99,784	—
USD	6,189,570	SGD	8,130,000	04/18	SSB	—	(14,082)

Total Forward Foreign Currency Contracts						$3,123,212	($2,248,203)

(d)	Purchased options outstanding as of March 31, 2018 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Cost	Value
Put - JPY versus USD	JPY 104.50	04/09/18	JPM	$57,371,900	$473,146	$42,125
Put - CHF versus GBP	CHF 1.23	07/31/18	CIT	GBP 10,217,630	77,806	31,588

Total Purchased Options					$550,952	$73,713

(e)	Premiums received and value of written options outstanding as of March 31, 2018 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Value
Put - JPY versus USD	JPY 104.50	04/09/18	GSC	$57,371,900	$235,799	($42,125)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$3,884,787	$—	$3,884,787	$—
	Foreign Government Bonds & Notes	14,786,136	—	14,786,136	—
	Short-Term Investments	43,282,455	17,359,580	25,922,875	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,123,212	—	3,123,212	—
	Purchased Options	73,713	—	73,713	—

	Total Foreign Currency Contracts	3,196,925	—	3,196,925	—

	Total Asset — Derivatives	3,196,925	—	3,196,925	—

	Total Assets	65,150,303	17,359,580	47,790,723	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,248,203)	—	(2,248,203)	—
	Written Options	(42,125)	—	(42,125)	—

	Total Foreign Currency Contracts	(2,290,328)	—	(2,290,328)	—

	Total Liabilities	(2,290,328)	—	(2,290,328)	—

	Total	$62,859,975	$17,359,580	$45,500,395	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments

March 31, 2018

	Shares	Value
SHORT-TERM INVESTMENTS - 79.4%

Money Market Fund - 19.7%

BlackRock Liquidity Funds T-Fund Portfolio	11,284,794	$11,284,794

	Principal Amount
U.S. Treasury Bills - 59.7%

1.489% due 04/19/18 ‡	$9,002,000	8,995,076
1.500% due 04/26/18	23,933,000	23,907,631
1.811% due 08/02/18 ‡	1,188,000	1,180,779

		34,083,486

Total Short-Term Investments (Cost $45,374,928)		45,368,280

TOTAL INVESTMENTS - 79.4% (Cost $45,374,928)		45,368,280

DERIVATIVES - 9.4%
(See Notes (c) through (e) in Notes to Schedule of Investments)		5,391,689

OTHER ASSETS & LIABILITIES, NET - 11.2%		6,362,613

NET ASSETS - 100.0%		$57,122,582

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	79.4%
Derivatives	9.4%
Other Assets & Liabilities, Net	11.2%

100.0%

(b)	As of March 31, 2018, investments with a total aggregate value of $3,982,050 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currencies contracts, and swap agreements.:

(c)	Open futures contracts outstanding as of March 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AEX Index	04/18	4	$524,256	$519,743	($4,513)
CAC 40 Index	04/18	23	1,486,589	1,458,743	(27,846)
DAX Index	06/18	1	377,517	372,811	(4,706)
FTSE 100 Index	06/18	16	1,594,568	1,569,897	(24,671)
IBEX 35 Index	04/18	3	356,889	353,311	(3,578)
OMX Index	04/18	31	579,068	565,810	(13,258)
S&P 500 E-Mini Index	06/18	112	15,505,400	14,800,800	(704,600)
S&P/TSE 60 Index	06/18	1	142,654	140,645	(2,009)
SPI 200 Index	06/18	5	573,646	550,691	(22,955)
TOPIX Index	06/18	13	2,049,598	2,084,912	35,314

Total Futures Contracts					($772,822)

(d)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
AUD	484,798	USD	378,734	06/18	CIT	$—	($6,302)
AUD	727,202	USD	568,105	06/18	JPM	—	(9,454)
CAD	635,600	USD	497,438	06/18	CIT	—	(3,325)
CAD	953,400	USD	746,158	06/18	JPM	—	(4,989)
CHF	409,200	USD	439,036	06/18	CIT	—	(7,971)
CHF	613,800	USD	658,555	06/18	JPM	—	(11,957)
DKK	598,800	USD	99,991	06/18	CIT	—	(537)
DKK	898,200	USD	149,986	06/18	JPM	—	(805)
EUR	1,464,400	USD	1,817,881	06/18	CIT	—	(4,879)
EUR	2,196,600	USD	2,726,826	06/18	JPM	—	(7,322)
GBP	676,400	USD	943,254	06/18	CIT	9,044	—
GBP	1,014,600	USD	1,414,883	06/18	JPM	13,564	—
HKD	1,532,000	USD	196,402	06/18	CIT	—	(668)
HKD	2,298,000	USD	294,604	06/18	JPM	—	(1,003)
ILS	91,602	USD	26,501	06/18	CIT	—	(255)
ILS	137,398	USD	39,751	06/18	JPM	—	(383)
JPY	146,540,000	USD	1,383,632	06/18	CIT	1,144	—
JPY	219,810,000	USD	2,075,451	06/18	JPM	1,713	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
NOK	284,004	USD	36,366	06/18	CIT	$—	($39)
NOK	425,996	USD	54,547	06/18	JPM	—	(59)
NZD	12,800	USD	9,319	06/18	CIT	—	(71)
NZD	19,200	USD	13,979	06/18	JPM	—	(106)
SEK	1,199,998	USD	147,549	06/18	CIT	—	(2,938)
SEK	1,800,002	USD	221,324	06/18	JPM	—	(4,407)
SGD	95,600	USD	72,720	06/18	CIT	333	—
SGD	143,400	USD	109,080	06/18	JPM	500	—
USD	88,131	AUD	112,000	06/18	CIT	2,091	—
USD	132,197	AUD	168,000	06/18	JPM	3,136	—
USD	109,795	CAD	141,600	06/18	CIT	—	(284)
USD	164,692	CAD	212,400	06/18	JPM	—	(427)
USD	97,029	CHF	90,800	06/18	CIT	1,377	—
USD	145,544	CHF	136,200	06/18	JPM	2,066	—
USD	21,129	DKK	126,000	06/18	CIT	201	—
USD	31,693	DKK	189,000	06/18	JPM	302	—
USD	392,118	EUR	314,000	06/18	CIT	3,370	—
USD	588,177	EUR	471,000	06/18	JPM	5,054	—
USD	212,172	GBP	151,200	06/18	CIT	—	(701)
USD	318,257	GBP	226,800	06/18	JPM	—	(1,052)
USD	37,212	HKD	290,800	06/18	CIT	58	—
USD	55,818	HKD	436,200	06/18	JPM	87	—
USD	6,330	ILS	21,600	06/18	CIT	141	—
USD	9,495	ILS	32,400	06/18	JPM	211	—
USD	336,053	JPY	35,610,800	06/18	CIT	—	(463)
USD	504,079	JPY	53,416,200	06/18	JPM	—	(694)
USD	7,121	NOK	54,800	06/18	CIT	112	—
USD	10,682	NOK	82,200	06/18	JPM	168	—
USD	2,047	NZD	2,800	06/18	CIT	24	—
USD	3,071	NZD	4,200	06/18	JPM	36	—
USD	28,801	SEK	234,400	06/18	CIT	554	—
USD	43,202	SEK	351,600	06/18	JPM	831	—
USD	14,342	SGD	18,800	06/18	CIT	—	(24)
USD	21,514	SGD	28,200	06/18	JPM	—	(36)

Total Forward Foreign Currency Contracts						$46,117	($71,151)

(e)	Swap agreements outstanding as of March 31, 2018 were as follows:

Total Return Basket Swaps

Counterparty	Payment Frequency	Currency	Expiration Dates (1)	Notional Amount Long (2)	Notional Amount Short (2)	Unrealized Appreciation (Depreciation) (3)	Net Dividends and Financing Fees, Including Cash (4)	Net Value of Reference Entities	Percentage of Total Net Value
GSC	M	USD	12/21/20 - 12/22/20	$45,395,570	($42,002,025)	$2,200,801	($115,578)	$5,709,924	72.4%
JPM	M	AUD	08/13/18 - 04/15/19	1,183,345	(1,055,996)	(40,385)	(3,327)	90,291	1.1%
JPM	M	GBP	08/13/18 - 04/29/19	4,693,611	(5,365,447)	669,605	(21,544)	19,313	0.2%
JPM	M	HKD	08/13/18 - 04/29/19	706,237	(697,247)	(23,382)	(4,311)	(10,081)	(0.1%)
JPM	M	SGD	08/13/18 - 02/26/19	198,030	(188,728)	(7,334)	(6,271)	8,239	0.1%
MSC	M	CAD	05/02/19	1,688,443	(2,279,899)	756,696	105,263	59,977	0.8%
MSC	M	CHF	05/02/19	1,251,158	(1,278,655)	42,289	(6,215)	21,007	0.3%
MSC	M	EUR	05/02/19	10,465,011	(9,868,234)	1,640,073	541,401	1,695,449	21.5%
MSC	M	JPY	05/07/18	8,807,312	(9,563,916)	918,892	114,178	48,110	0.6%
MSC	M	DKK	05/01/19	799,729	(772,203)	(20,375)	20,007	(12,856)	(0.2%)
MSC	M	NOK	05/02/19	529,259	(367,307)	89,069	21,495	229,526	2.9%
MSC	M	SEK	05/02/19	1,196,161	(1,207,041)	521	(40,037)	29,678	0.4%

				$76,913,866	($74,646,698)	$6,226,470	$605,061	$7,888,577	100.0%

(1)	The expiration date(s) of the underlying investments in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Unrealized Appreciation (Depreciation) includes Net Dividends and Financing Fees.
(4)	Net Dividends and Financing Fees, Including Cash, includes the gains (losses) realized within the swap when the swap resets.

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR (1.880% as of 03/31/18) and the 1-Day USD Federal Funds (1.680% as of 03/31/18) plus or minus a specified spread (rates range from (2.820%) to 0.250%) as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.

	GSC	12/21/20- 12/22/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

United Kingdom

Avon Products Inc	3,024	$8,588

United States

AbbVie Inc	2,361	223,468
Activision Blizzard Inc	642	43,309
Adient PLC	318	19,004
Adobe Systems Inc	2,460	531,557
Aflac Inc	10,648	465,956
AGCO Corp	497	32,230
Agilent Technologies Inc	702	46,964
Akamai Technologies Inc	3,376	239,628
Alaska Air Group Inc	874	54,153
Alcoa Corp	5,771	259,464
Alexion Pharmaceuticals Inc	784	87,385
Align Technology Inc	581	145,907
Amazon.com Inc	175	253,285
AMERCO	53	18,290
American Eagle Outfitters Inc	509	10,144
Ameriprise Financial Inc	2,572	380,502
AmerisourceBergen Corp	315	27,156
Amgen Inc	2,576	439,156
Anadarko Petroleum Corp	1,868	112,846
ANSYS Inc	102	15,982
Antero Resources Corp	1,632	32,395
Anthem Inc	199	43,720
Apple Inc	2,872	481,864
Applied Materials Inc	8,516	473,575
Arista Networks Inc	460	117,438
Armstrong World Industries Inc	811	45,659
Arrow Electronics Inc	4,373	336,808
Assurant Inc	181	16,545
Assured Guaranty Ltd	11,004	398,345
Athene Holding Ltd ‘A’	1,232	58,902
AutoZone Inc	65	42,165
Avnet Inc	5,591	233,480
Axis Capital Holdings Ltd	132	7,599
Baxter International Inc	5,956	387,378
Best Buy Co Inc	4,803	336,162
BGC Partners Inc ‘A’	3,061	41,170
Biogen Inc	1,973	540,247
Bio-Rad Laboratories Inc ‘A’	47	11,754
BlackRock Inc	561	303,905
Booking Holdings Inc	10	20,804
Booz Allen Hamilton Holding Corp	879	34,035
Bristol-Myers Squibb Co	314	19,861
Broadcom Ltd	128	30,163
Bruker Corp	10,011	299,529
Brunswick Corp	5,864	348,263
Burlington Stores Inc	1,441	191,869
BWX Technologies Inc	1,272	80,810
Cabot Corp	2,767	154,177
Cabot Oil & Gas Corp	2,873	68,895
Cadence Design Systems Inc	3,462	127,298
Carnival Corp	2,300	150,834
Carter’s Inc	162	16,864
CDW Corp	3,274	230,195
Celanese Corp ‘A’	1,583	158,632
Celgene Corp	6,197	552,834
Centene Corp	592	63,267
Cerner Corp	1,374	79,692
Charles River Laboratories International Inc	3,870	413,084
Cigna Corp	992	166,398
Cimarex Energy Co	410	38,335
Cisco Systems Inc	2,469	105,895
CME Group Inc	553	89,442

Referenced Entity	Shares	Value
Cognizant Technology Solutions Corp ‘A’	1,769	$142,405
Coherent Inc	468	87,703
Colgate-Palmolive Co	146	10,465
Comcast Corp ‘A’	5,698	194,701
CONSOL Energy Inc	1,327	38,443
Consolidated Edison Inc	1,701	132,576
Constellation Brands Inc ‘A’	2,485	566,381
Convergys Corp	2,423	54,808
Costco Wholesale Corp	103	19,408
Crane Co	1,827	169,436
Cummins Inc	1,400	226,926
Curtiss-Wright Corp	1,595	215,437
Dana Inc	6,073	156,440
Danaher Corp	322	31,527
Darden Restaurants Inc	841	71,695
Deckers Outdoor Corp	655	58,970
Delphi Technologies PLC	855	40,741
Delta Air Lines Inc	683	37,435
DENTSPLY SIRONA Inc	176	8,855
Devon Energy Corp	5,720	181,839
Dolby Laboratories Inc ‘A’	1,455	92,480
Dollar General Corp	157	14,687
DR Horton Inc	7,495	328,581
DXC Technology Co	3,324	334,162
Eaton Corp PLC	765	61,131
eBay Inc	4,545	182,891
Electronic Arts Inc	2,322	281,519
EMCOR Group Inc	349	27,198
Emerson Electric Co	583	39,819
Energen Corp	181	11,378
EQT Corp	349	16,581
Esterline Technologies Corp	2,861	209,282
Everest Re Group Ltd	494	126,869
Exelixis Inc	15,495	343,214
Exelon Corp	23,691	924,186
Expedia Group Inc	230	25,394
Expeditors International of Washington Inc	267	16,901
F5 Networks Inc	639	92,406
Facebook Inc ‘A’	2,768	442,299
Federated Investors Inc ‘B’	661	22,077
FedEx Corp	351	84,279
First Solar Inc	6,551	464,990
Flex Ltd	10,455	170,730
FLIR Systems Inc	3,437	171,884
FNF Group	4,905	196,298
Foot Locker Inc	6,267	285,399
Fortinet Inc	145	7,769
Franklin Resources Inc	7,914	274,458
Freeport-McMoRan Inc	3,069	53,922
FTI Consulting Inc	1,346	65,160
General Dynamics Corp	1,522	336,210
General Motors Co	2,896	105,241
Genpact Ltd	3,446	110,238
Gilead Sciences Inc	5,779	435,679
Globus Medical Inc ‘A’	910	45,336
Graham Holdings Co ‘B’	18	10,841
Halliburton Co	3,007	141,149
Harris Corp	433	69,834
HCP Inc REIT	1,334	30,989
HD Supply Holdings Inc	9,052	343,433
Herman Miller Inc	6,375	203,681
Hewlett Packard Enterprise Co	9,595	168,296
Hilton Grand Vacations Inc	189	8,131
Hilton Worldwide Holdings Inc	2,207	173,823
HollyFrontier Corp	404	19,739
Honeywell International Inc	2,285	330,205
HP Inc	3,377	74,024
Hubbell Inc	182	22,164

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value
Humana Inc	1,725	$463,732
Huntington Ingalls Industries Inc	2,423	624,552
Huntsman Corp	5,986	175,091
IAC/InterActiveCorp	2,752	430,358
Ingersoll-Rand PLC	963	82,346
Ingredion Inc	563	72,582
Intel Corp	5,574	290,294
International Business Machines Corp	3,653	560,480
Intuitive Surgical Inc	450	185,774
IPG Photonics Corp	1,169	272,821
IQVIA Holdings Inc	844	82,805
ITT Inc	3,363	164,720
Jabil Inc	381	10,946
JetBlue Airways Corp	3,374	68,560
John Wiley & Sons Inc ‘A’	2,080	132,496
Johnson & Johnson	1,070	137,121
JPMorgan Chase & Co	4,830	531,155
Juniper Networks Inc	10,556	256,827
Kimco Realty Corp REIT	1,827	26,309
KLA-Tencor Corp	1,122	122,309
Kohl’s Corp	336	22,011
L3 Technologies Inc	509	105,872
Laboratory Corp of America Holdings	640	103,520
Lancaster Colony Corp	64	7,881
Las Vegas Sands Corp	1,713	123,165
Lear Corp	3,832	713,097
Liberty Interactive Corp QVC Group ‘A’	6,051	152,304
Liberty Property Trust REIT	367	14,581
Lincoln National Corp	1,828	133,554
Louisiana-Pacific Corp	558	16,054
Lowe’s Cos Inc	631	55,370
Lululemon Athletica Inc	3,200	285,184
LyondellBasell Industries NV ‘A’	7,632	806,550
Marathon Oil Corp	2,385	38,470
Marathon Petroleum Corp	2,244	164,059
MAXIMUS Inc	178	11,880
McKesson Corp	2,536	357,246
Merck & Co Inc	7,172	390,659
Michael Kors Holdings Ltd	7,357	456,723
Micron Technology Inc	10,202	531,932
Microsoft Corp	3,860	352,302
Molina Healthcare Inc	473	38,398
Molson Coors Brewing Co ‘B’	2,060	155,180
MSA Safety Inc	708	58,934
MSC Industrial Direct Co Inc ‘A’	419	38,426
Mylan NV	2,149	88,474
Nasdaq Inc	1,714	147,781
Netflix Inc	52	15,358
Newell Brands Inc	832	21,199
Newmont Mining Corp	2,093	81,774
NextEra Energy Inc	513	83,788
Northrop Grumman Corp	238	83,091
Nu Skin Enterprises Inc ‘A’	3,661	269,852
NVIDIA Corp	389	90,089
NVR Inc	129	361,200
Oceaneering International Inc	2,782	51,578
Old Dominion Freight Line Inc	190	27,924
Olin Corp	1,317	40,024
Omnicom Group Inc	129	9,374
ON Semiconductor Corp	548	13,404
Oracle Corp	10,948	500,871
Oshkosh Corp	3,541	273,613
Owens Corning	5,248	421,939
Park Hotels & Resorts Inc REIT	12,566	339,533
Patterson-UTI Energy Inc	4,082	71,476
PayPal Holdings Inc	458	34,748
PepsiCo Inc	685	74,768
Pfizer Inc	4,424	157,008
PG&E Corp	998	43,842
Plantronics Inc	1,771	106,915
Popular Inc	1,140	47,447

Referenced Entity	Shares	Value
Prudential Financial Inc	2,354	$243,757
Public Service Enterprise Group Inc	4,513	226,733
Public Storage REIT	295	59,115
PulteGroup Inc	1,334	39,340
QIAGEN NV	11,677	377,284
Range Resources Corp	1,945	28,280
Raytheon Co	3,636	784,722
Regeneron Pharmaceuticals Inc	798	274,799
Reinsurance Group of America Inc	3,591	553,014
Robert Half International Inc	903	52,275
Rockwell Automation Inc	270	47,034
Ross Stores Inc	2,212	172,492
Royal Caribbean Cruises Ltd	1,104	129,985
Sanderson Farms Inc	167	19,876
Science Applications International Corp	100	7,880
Seagate Technology PLC	3,159	184,865
ServiceMaster Global Holdings Inc	216	10,984
Skechers U.S.A. Inc ‘A’	5,341	207,711
Skyworks Solutions Inc	5,462	547,620
Snap-on Inc	62	9,147
Southwest Airlines Co	4,886	279,870
Southwestern Energy Co	23,598	102,179
Spirit AeroSystems Holdings Inc ‘A’	6,830	571,671
Stanley Black & Decker Inc	496	75,987
Steel Dynamics Inc	1,781	78,756
Superior Energy Services Inc	12,916	108,882
Synchrony Financial	328	10,998
SYNNEX Corp	2,093	247,811
T Rowe Price Group Inc	649	70,073
Take-Two Interactive Software Inc	571	55,832
Target Corp	3,403	236,270
TE Connectivity Ltd	1,013	101,199
TEGNA Inc	8,848	100,779
Texas Instruments Inc	3,871	402,158
The Allstate Corp	5,531	524,339
The Bank of New York Mellon Corp	380	19,581
The Boeing Co	1,426	467,557
The Boston Beer Co Inc ‘A’	83	15,691
The Chemours Co	1,378	67,122
The Estee Lauder Cos Inc ‘A’	2,077	310,968
The PNC Financial Services Group Inc	1,757	265,729
The Procter & Gamble Co	2,889	229,040
The Progressive Corp	2,303	140,322
The Timken Co	321	14,638
The TJX Cos Inc	1,180	96,241
The Walt Disney Co	1,929	193,749
Total System Services Inc	2,610	225,139
TripAdvisor Inc	992	40,563
Tupperware Brands Corp	392	18,965
Twitter Inc	1,757	50,971
Tyson Foods Inc ‘A’	4,923	360,314
United Continental Holdings Inc	1,885	130,951
United Rentals Inc	910	157,184
United Therapeutics Corp	1,789	201,012
UnitedHealth Group Inc	646	138,244
Unum Group	3,202	152,447
Urban Outfitters Inc	1,654	61,132
Valero Energy Corp	1,847	171,346
Versum Materials Inc	1,408	52,983
Vertex Pharmaceuticals Inc	1,680	273,806
Viacom Inc ‘B’	5,552	172,445
Vistra Energy Corp	16,983	353,756
Walgreens Boots Alliance Inc	157	10,279
Walmart Inc	5,989	532,841
Weingarten Realty Investors REIT	1,633	45,855
WellCare Health Plans Inc	914	176,978
WESCO International Inc	2,898	179,821
Western Digital Corp	6,871	633,987
Whirlpool Corp	1,325	202,871
Woodward Inc	699	50,090
World Fuel Services Corp	2,950	72,423

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value
Worthington Industries Inc	867	$37,212
WW Grainger Inc	358	101,053
Wynn Resorts Ltd	602	109,781
Xerox Corp	28	806
Zebra Technologies Corp ‘A’	123	17,120
Zynga Inc ‘A’	24,645	90,201

		48,068,452

Total Long Positions		48,077,040

Short Positions:

Argentina

MercadoLibre Inc	30	(10,692)

Australia

Atlassian Corp PLC ‘A’	9,672	(521,514)

Ghana

Kosmos Energy Ltd	17,884	(112,669)

United States

Acadia Healthcare Co Inc	5,326	(208,673)
ACI Worldwide Inc	7,828	(185,680)
Advance Auto Parts Inc	678	(80,377)
Advanced Micro Devices Inc	42,930	(431,446)
AECOM	2,128	(75,821)
AES Corp	15,932	(181,147)
Agios Pharmaceuticals Inc	4,488	(367,029)
Albemarle Corp	6,333	(587,322)
Alkermes PLC	9,174	(531,725)
Allegheny Technologies Inc	9,514	(225,291)
Allergan PLC	1,150	(193,533)
Alliance Data Systems Corp	335	(71,308)
Allscripts Healthcare Solutions Inc	5,978	(73,828)
Ally Financial Inc	5,496	(149,216)
Alnylam Pharmaceuticals Inc	442	(52,642)
American Airlines Group Inc	5,698	(296,068)
American Homes 4 Rent ‘A’ REIT	1,479	(29,698)
American International Group Inc	140	(7,619)
Aon PLC	88	(12,349)
Arconic Inc	8,452	(194,734)
ARRIS International PLC	1,358	(36,082)
athenahealth Inc	233	(33,326)
Autodesk Inc	93	(11,679)
AutoNation Inc	1,973	(92,297)
Avis Budget Group Inc	2,750	(128,810)
Axalta Coating Systems Ltd	3,350	(101,136)
Ball Corp	17,851	(708,863)
Bank of the Ozarks	7,861	(379,450)
Belden Inc	3,263	(224,951)
BioMarin Pharmaceutical Inc	4,217	(341,872)
Bio-Techne Corp	182	(27,489)
Black Hills Corp	4,896	(265,853)
Blackbaud Inc	73	(7,432)
Blue Buffalo Pet Products Inc	2,399	(95,504)
Brandywine Realty Trust REIT	4,078	(64,759)
Brookdale Senior Living Inc	56,515	(379,216)
Cable One Inc	23	(15,804)
Callon Petroleum Co	21,152	(280,052)
CarMax Inc	6,564	(406,574)
Carpenter Technology Corp	1,687	(74,430)
Casey’s General Stores Inc	2,426	(266,302)
Catalent Inc	377	(15,480)
Centennial Resource Development Inc ‘A’	5,828	(106,944)
CenturyLink Inc	19,857	(326,250)
CF Industries Holdings Inc	1,347	(50,822)
Charter Communications Inc ‘A’	268	(83,407)
Chemical Financial Corp	3,135	(171,422)
Cheniere Energy Inc	11,290	(603,450)

Referenced Entity	Shares	Value
Chipotle Mexican Grill Inc	40	( $ 12,924)
Cinemark Holdings Inc	229	(8,626)
CIT Group Inc	2,258	(116,287)
Clean Harbors Inc	4,284	(209,102)
Colony NorthStar Inc ‘A’ REIT	16,234	(91,235)
CommScope Holding Co Inc	605	(24,182)
CommVault Systems Inc	386	(22,079)
Compass Minerals International Inc	3,481	(209,904)
Conduent Inc	17,241	(321,372)
Coty Inc ‘A’	23,916	(437,663)
Cousins Properties Inc REIT	18,742	(162,681)
Covanta Holding Corp	2,523	(36,583)
Cree Inc	5,793	(233,516)
Cypress Semiconductor Corp	14,277	(242,138)
DaVita Inc	505	(33,300)
DDR Corp REIT	12,304	(90,188)
DexCom Inc	5,466	(405,359)
Diebold Nixdorf Inc	3,582	(55,163)
Discovery Inc ‘A’	12,878	(275,976)
DISH Network Corp ‘A’	2,937	(111,283)
Dollar Tree Inc	104	(9,870)
Domino’s Pizza Inc	1,049	(245,004)
Dril-Quip Inc	417	(18,682)
Dunkin’ Brands Group Inc	5,620	(335,458)
Dycom Industries Inc	447	(48,111)
Education Realty Trust Inc REIT	245	(8,024)
Encompass Health Corp	186	(10,634)
Energizer Holdings Inc	215	(12,810)
Ensco PLC ‘A’	35,479	(155,753)
Envision Healthcare Corp	18,514	(711,493)
Extraction Oil & Gas Inc	4,255	(48,762)
FireEye Inc	12,782	(216,399)
First Data Corp ‘A’	44,364	(709,824)
FirstEnergy Corp	26,699	(908,033)
Flowserve Corp	2,622	(113,611)
Fluor Corp	173	(9,899)
FMC Corp	405	(31,011)
FNB Corp	10,327	(138,898)
Gartner Inc	2,843	(334,394)
GATX Corp	514	(35,204)
General Electric Co	843	(11,364)
Genesee & Wyoming Inc ‘A’	3,623	(256,472)
Global Payments Inc	2,736	(305,119)
GoDaddy Inc ‘A’	3,768	(231,431)
Granite Construction Inc	4,433	(247,627)
Guidewire Software Inc	5,312	(429,369)
Halyard Health Inc	1,849	(85,202)
Harley-Davidson Inc	224	(9,605)
Healthcare Services Group Inc	509	(22,131)
HEICO Corp	4,396	(381,617)
Henry Schein Inc	957	(64,320)
Hess Corp	12,881	(652,036)
IHS Markit Ltd	6,262	(302,079)
Incyte Corp	1,039	(86,580)
Integrated Device Technology Inc	3,443	(105,218)
Ionis Pharmaceuticals Inc	3,861	(170,193)
Jack in the Box Inc	1,370	(116,902)
Kemper Corp	1,338	(76,266)
Kennametal Inc	1,198	(48,112)
Kinder Morgan Inc	16,180	(243,671)
Kirby Corp	258	(19,853)
KLX Inc	3,790	(269,317)
Knowles Corp	12,692	(159,792)
L Brands Inc	7,532	(287,798)
LaSalle Hotel Properties REIT	2,473	(71,742)
Leggett & Platt Inc	2,092	(92,801)
Lennox International Inc	49	(10,014)
Leucadia National Corp	963	(21,889)
Liberty Broadband Corp ‘C’	658	(56,384)
Liberty Media Corp-Liberty SiriusXM ‘C’	183	(7,476)
LifePoint Health Inc	1,891	(88,877)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value
Lions Gate Entertainment Corp ‘A’	284	($7,336)
LivaNova PLC	1,982	(175,407)
Loews Corp	977	(48,586)
Mack-Cali Realty Corp REIT	1,099	(18,364)
Macquarie Infrastructure Corp	16,460	(607,868)
Mallinckrodt PLC	3,041	(44,034)
Markel Corp	32	(37,448)
Martin Marietta Materials Inc	98	(20,315)
Matador Resources Co	2,891	(86,470)
Mattel Inc	814	(10,704)
MB Financial Inc	1,689	(68,371)
McCormick & Co Inc	1,197	(127,349)
Medical Properties Trust Inc REIT	1,650	(21,450)
Medidata Solutions Inc	2,238	(140,569)
Mercury General Corp	2,214	(101,556)
Meredith Corp	2,021	(108,730)
Microchip Technology Inc	882	(80,580)
Nabors Industries Ltd	3,459	(24,178)
National Fuel Gas Co	5,030	(258,793)
National Instruments Corp	546	(27,611)
NCR Corp	761	(23,987)
NetScout Systems Inc	7,345	(193,541)
Neurocrine Biosciences Inc	3,283	(272,259)
New Jersey Resources Corp	851	(34,125)
Noble Energy Inc	8,115	(245,884)
NOW Inc	4,272	(43,660)
NRG Energy Inc	9,627	(293,912)
NuVasive Inc	5,878	(306,890)
OneMain Holdings Inc	3,445	(103,143)
ONEOK Inc	4,166	(237,129)
OPKO Health Inc	11,411	(36,173)
Owens-Illinois Inc	922	(19,971)
PacWest Bancorp	1,569	(77,713)
Pandora Media Inc	34,308	(172,569)
Papa John’s International Inc	1,775	(101,707)
Parsley Energy Inc ‘A’	1,889	(54,762)
PBF Energy Inc ‘A’	1,327	(44,985)
Penske Automotive Group Inc	1,909	(84,626)
People’s United Financial Inc	3,333	(62,194)
Perrigo Co PLC	3,914	(326,193)
Platform Specialty Products Corp	19,312	(185,975)
Post Holdings Inc	6,540	(495,470)
PPL Corp	8,761	(247,849)
Premier Inc ‘A’	9,962	(311,910)
Prestige Brands Holdings Inc	6,600	(222,552)
Quality Care Properties Inc REIT	1,724	(33,497)
Realogy Holdings Corp	5,002	(136,455)
Royal Gold Inc	883	(75,823)
RSP Permian Inc	755	(35,394)
Sabre Corp	14,539	(311,862)
Sally Beauty Holdings Inc	2,809	(46,208)
Scientific Games Corp	2,382	(99,091)
Sealed Air Corp	7,318	(313,137)
Seattle Genetics Inc	4,568	(239,089)
Sempra Energy	953	(105,993)
Sensata Technologies Holding PLC	7,339	(380,380)
ServiceNow Inc	823	(136,165)
Six Flags Entertainment Corp	3,087	(192,197)
SLM Corp	42,882	(480,707)
SM Energy Co	9,917	(178,803)
Sotheby’s	3,346	(171,683)
Southwest Gas Holdings Inc	1,597	(108,005)
Spirit Airlines Inc	3,602	(136,084)

Referenced Entity	Shares	Value
Spirit Realty Capital Inc REIT	3,336	($25,887)
Splunk Inc	98	(9,642)
Sprint Corp	10,381	(50,659)
Square Inc ‘A’	4,935	(242,802)
Stericycle Inc	4,311	(252,323)
Sterling Bancorp	12,365	(278,831)
Stifel Financial Corp	4,442	(263,100)
Synaptics Inc	915	(41,843)
Syneos Health Inc	1,278	(45,369)
Tableau Software Inc ‘A’	1,940	(156,791)
Targa Resources Corp	9,128	(401,632)
Taubman Centers Inc REIT	2,945	(167,600)
Telephone & Data Systems Inc	1,653	(46,334)
Tesla Inc	320	(85,162)
Texas Capital Bancshares Inc	1,993	(179,171)
The Charles Schwab Corp	2,688	(140,367)
The Hain Celestial Group Inc	2,559	(82,067)
The Kraft Heinz Co	1,506	(93,809)
The Middleby Corp	705	(87,272)
The Mosaic Co	704	(17,093)
The New York Times Co ‘A’	1,030	(24,823)
The Ultimate Software Group Inc	2,307	(562,216)
The Wendy’s Co	10,983	(192,752)
The Williams Cos Inc	8,328	(207,034)
TransDigm Group Inc	2,391	(733,894)
Transocean Ltd	5,320	(52,668)
TreeHouse Foods Inc	7,706	(294,909)
TRI Pointe Group Inc	13,971	(229,544)
Tyler Technologies Inc	1,664	(351,037)
United Bankshares Inc	8,539	(301,000)
United Natural Foods Inc	251	(10,778)
United States Steel Corp	1,686	(59,330)
Uniti Group Inc REIT	33,091	(537,729)
Univar Inc	1,804	(50,061)
Universal Display Corp	557	(56,257)
Valley National Bancorp	3,262	(40,645)
Valvoline Inc	5,695	(126,030)
VEREIT Inc REIT	102,351	(712,363)
VeriFone Systems Inc	3,193	(49,108)
ViaSat Inc	5,922	(389,194)
Vulcan Materials Co	870	(99,328)
Wabtec Corp	7,389	(601,465)
Washington Prime Group Inc REIT	21,574	(143,899)
Waste Connections Inc	1,155	(82,860)
Weatherford International PLC	116,719	(267,286)
Webster Financial Corp	3,525	(195,285)
Welbilt Inc	7,041	(136,947)
WestRock Co	178	(11,422)
WEX Inc	731	(114,489)
White Mountains Insurance Group Ltd	21	(17,273)
Whiting Petroleum Corp	1,376	(46,564)
Workday Inc ‘A’	2,954	(375,483)
WPX Energy Inc	2,114	(31,245)
XPO Logistics Inc	1,773	(180,509)
Yum! Brands Inc	1,391	(118,416)
Zayo Group Holdings Inc	11,543	(394,309)
Zillow Group Inc ‘C’	8,792	(473,010)

		(41,722,241)

Total Short Positions		(42,367,116)

Total Long and Short Positions		$5,709,924

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW (1.790% as of 03/31/18) plus or minus a specified spread (rates range from (1.865%) to 0.350%) as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 04/15/19

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Australia

AGL Energy Ltd	1,516	$25,410
Aurizon Holdings Ltd	45,379	148,875
BlueScope Steel Ltd	1,145	13,471
Caltex Australia Ltd	365	8,866
CIMIC Group Ltd	10,758	370,264
Fortescue Metals Group Ltd	10,777	36,304
Iluka Resources Ltd	926	7,601
Newcrest Mining Ltd	9,742	146,934
Orica Ltd	7,482	102,987
Origin Energy Ltd	9,740	65,731
Qantas Airways Ltd	3,134	14,139
South32 Ltd	40,820	102,588
Woodside Petroleum Ltd	5,109	115,858

		1,159,028

Total Long Positions		1,159,028

Referenced Entity	Shares	Value
Short Positions:

Australia

APA Group	32,657	($198,847)
Computershare Ltd	2,173	(29,140)
CSL Ltd	780	(93,973)
Domino’s Pizza Enterprises Ltd	611	(19,688)
Healthscope Ltd	102,530	(153,622)
Platinum Asset Management Ltd	7,008	(31,743)
REA Group Ltd	2,025	(124,329)
SEEK Ltd	18,035	(260,126)
TPG Telecom Ltd	17,630	(74,906)
Vocus Group Ltd	47,789	(82,363)

		(1,068,737)

Total Short Positions		(1,068,737)

Total Long and Short Positions		$90,291

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR (0.508% as of 03/31/18) plus or minus a specified spread (rates range from (4.008%) to 0.250%) as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.

	JPM	08/13/18- 04/29/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Australia

BHP Billiton PLC	15,743	$311,132

Chile

Antofagasta PLC	3,269	42,264

Germany

TUI AG	353	7,570

Russia

Evraz PLC	1,325	8,080

South Africa

Investec PLC	18,436	142,479

Switzerland

Coca-Cola HBC AG	6,925	256,271
IWG PLC	2,516	8,063

		264,334

United Kingdom

Anglo American PLC	3,631	84,582
Associated British Foods PLC	4,713	164,773
Aviva PLC	2,654	18,522
Barclays PLC	34,288	100,193
Barratt Developments PLC	28,944	215,381
BBA Aviation PLC	17,699	79,692
Beazley PLC	1,331	10,687
Bellway PLC	3,587	153,505
Britvic PLC	797	7,635
BT Group PLC	88,458	282,341
Burberry Group PLC	871	20,762
Close Brothers Group PLC	4,427	89,282
Direct Line Insurance Group PLC	1,421	7,609
Dixons Carphone PLC	10,136	26,505
DS Smith PLC	1,123	7,421

Referenced Entity	Shares	Value
Hays PLC	4,089	$10,817
Inchcape PLC	13,636	132,206
Indivior PLC	29,024	165,911
Intermediate Capital Group PLC	5,498	75,939
International Consolidated Airlines Group SA	1,751	15,113
JD Sports Fashion PLC	10,080	47,543
Lloyds Banking Group PLC	229,555	208,809
Man Group PLC	23,488	56,638
Moneysupermarket.com Group PLC	11,412	45,935
NEX Group PLC	1,594	21,980
Old Mutual PLC	12,479	41,990
Persimmon PLC	9,736	345,552
Rio Tinto PLC	4,312	218,808
Royal Bank of Scotland Group PLC	15,124	55,018
Royal Mail PLC	41,897	317,988
Smith & Nephew PLC	1,957	36,610
SSE PLC	3,946	70,788
Stagecoach Group PLC	13,891	25,791
Standard Life PLC	52,780	266,416
Tate & Lyle PLC	13,217	100,946
Taylor Wimpey PLC	66,080	171,193
Thomas Cook Group PLC	25,337	42,070
WH Smith PLC	327	8,966
William Hill PLC	29,487	136,719

		3,888,636

Total Long Positions		4,664,495

Short Positions:

Jordan

Hikma Pharmaceuticals PLC	6,129	(104,235)

South Africa

Mediclinic International PLC	14,794	(124,819)

United Kingdom

AA PLC	46,520	(52,541)
Admiral Group PLC	4,805	(124,366)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value
Aggreko PLC	10,911	($112,428)
Ashtead Group PLC	281	(7,662)
Auto Trader Group PLC	18,997	(93,378)
B&M European Value Retail SA	2,043	(11,215)
Babcock International Group PLC	13,966	(131,093)
Balfour Beatty PLC	32,600	(122,524)
British American Tobacco PLC	233	(13,469)
BTG PLC	16,727	(158,804)
Capita PLC	56,896	(114,988)
Cobham PLC	108,400	(186,796)
ConvaTec Group PLC	70,424	(196,478)
Croda International PLC	474	(30,450)
Essentra PLC	9,580	(56,975)
Experian PLC	4,027	(87,090)
Greene King PLC	9,469	(62,630)
Halma PLC	8,709	(144,162)
Hargreaves Lansdown PLC	8,113	(186,222)
IMI PLC	519	(7,873)
Inmarsat PLC	39,163	(199,128)
InterContinental Hotels Group PLC	307	(18,393)
J Sainsbury PLC	32,195	(107,997)
John Wood Group PLC	26,660	(202,579)
Johnson Matthey PLC	312	(13,310)

Referenced Entity	Shares	Value
Just Eat PLC	6,498	($63,631)
Meggitt PLC	3,165	(19,201)
Merlin Entertainments PLC	35,415	(172,207)
Micro Focus International PLC	6,386	(89,171)
Pennon Group PLC	8,138	(73,572)
Petrofac Ltd	6,759	(48,213)
Provident Financial PLC	9,542	(91,338)
Rightmove PLC	1,849	(112,870)
Rolls-Royce Holdings PLC	1,907	(23,315)
Rotork PLC	26,899	(107,511)
RPC Group PLC	6,929	(75,331)
Tesco PLC	264,286	(764,897)
The Sage Group PLC	2,690	(24,171)
The Weir Group PLC	2,545	(71,340)
United Utilities Group PLC	6,807	(68,361)
Wm Morrison Supermarkets PLC	28,198	(84,604)
WPP PLC	5,276	(83,844)

		(4,416,128)

Total Short Positions		(4,645,182)

Total Long and Short Positions		$19,313

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR (0.797% as of 03/31/18) plus or minus a specified spread (rates range from (2.250%) to 0.500%) as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 04/29/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Hong Kong

Chow Tai Fook Jewellery Group Ltd	38,200	$43,594
Henderson Land Development Co Ltd	7,000	45,900
Kerry Properties Ltd	28,000	126,616
Melco International Development Ltd	52,000	152,610
Sino Land Co Ltd	28,000	45,384
VTech Holdings Ltd	4,700	59,644
WH Group Ltd	12,000	12,858
Wheelock & Co Ltd	18,000	132,031
Yue Yuen Industrial Holdings Ltd	33,000	132,213

		750,850

Total Long Positions		750,850

Short Positions:

China

Guotai Junan International Holdings Ltd	46,000	(13,412)

Referenced Entity	Shares	Value

Hong Kong

ASM Pacific Technology Ltd	2,800	($39,447)
Cathay Pacific Airways Ltd	47,639	(82,479)
Haitong International Securities Group Ltd	30,051	(17,663)
Hong Kong & China Gas Co Ltd	82,270	(169,539)
Hysan Development Co Ltd	2,000	(10,614)
MTR Corp Ltd	24,103	(130,112)
Techtronic Industries Co Ltd	2,000	(11,738)
Value Partners Group Ltd	84,276	(79,408)

		(541,000)

Macao

MGM China Holdings Ltd	64,997	(169,050)

United States

Samsonite International SA	8,192	(37,469)

Total Short Positions		(760,931)

Total Long and Short Positions		($10,081)

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR (1.253% as of 03/31/18) plus or minus a specified spread (rates range from (2.000%) to 0.408%) as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 02/26/19

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	84,906	$79,080

Singapore

Genting Singapore PLC	131,000	108,655

Total Long Positions		187,735

Referenced Entity	Shares	Value
Short Positions:

Singapore

CapitaLand Ltd	10,700	($29,303)
Golden Agri-Resources Ltd	29,000	(7,774)
Keppel Corp Ltd	2,886	(17,256)
Singapore Post Ltd	119,400	(125,163)

		(179,496)

Total Short Positions		(179,496)

Total Long and Short Positions		$8,239

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate (1.250% as of 03/31/18) plus or minus a specified spread (rates range from (0.250%) to 0.330%) as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Canada

Air Canada	26,032	$540,906
Atco Ltd ‘I’	241	7,741
Barrick Gold Corp	2,397	29,861
BlackBerry Ltd	595	6,840
BRP Inc	348	13,365
CAE Inc	427	7,948
Canadian Tire Corp Ltd ‘A’	741	97,431
Constellation Software Inc	45	30,533
Dollarama Inc	3,545	430,843
Empire Co Ltd ‘A’	5,526	110,919
Encana Corp	730	8,029
Finning International Inc	3,132	75,532
George Weston Ltd	350	28,177
Industrial Alliance Insurance & Financial Services Inc	1,935	79,602
Kinross Gold Corp	6,391	25,249
Linamar Corp	2,786	152,194
Lundin Mining Corp	14,057	92,197
Methanex Corp	177	10,723
National Bank of Canada	633	29,794
Quebecor Inc ‘B’	540	10,323
Teck Resources Ltd ‘B’	5,689	146,514
West Fraser Timber Co Ltd	3,545	235,563
WestJet Airlines Ltd	575	10,577

		2,180,861

Total Long Positions		2,180,861

Referenced Entity	Shares	Value
Short Positions:

Canada

AltaGas Ltd	7,265	($134,434)
Cameco Corp	18,727	(170,212)
Canadian Utilities Ltd ‘A’	2,495	(66,599)
Cenovus Energy Inc	913	(7,774)
Eldorado Gold Corp	27,416	(22,982)
Element Fleet Management Corp	4,338	(13,973)
Enbridge Inc	15,778	(496,235)
First Quantum Minerals Ltd	13,749	(193,053)
Franco-Nevada Corp	344	(23,470)
Gildan Activewear Inc	3,515	(101,520)
Goldcorp Inc	3,152	(43,524)
Imperial Oil Ltd	1,164	(30,827)
Inter Pipeline Ltd	1,293	(22,441)
Keyera Corp	3,048	(79,279)
Nutrien Ltd	159	(7,515)
Pembina Pipeline Corp	653	(20,375)
Peyto Exploration & Development Corp	1,789	(14,997)
Restaurant Brands International Inc	236	(13,431)
SNC-Lavalin Group Inc	328	(14,402)
Stantec Inc	732	(18,062)
TransCanada Corp	6,683	(276,377)
Wheaton Precious Metals Corp	10,894	(221,964)
WSP Global Inc	2,090	(96,263)
Yamana Gold Inc	11,282	(31,175)

		(2,120,884)

Total Short Positions		(2,120,884)

Total Long and Short Positions		$59,977

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS ((0.740%) as of 03/31/18) plus or minus a specified spread (rates range from (2.130%) to 0.350%) as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.

	MSC	05/02/19

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Switzerland

Adecco Group AG	3,238	$230,643
Barry Callebaut AG	15	29,336
dormakaba Holding AG	10	7,831
Flughafen Zurich AG	660	145,767
Georg Fischer AG	190	254,386
Lonza Group AG	405	95,515
Roche Holding AG	41	9,405
Sika AG	26	203,948
Swiss Life Holding AG	207	73,768
Temenos Group AG	3,867	463,689

		1,514,288

Total Long Positions		1,514,288

Referenced Entity	Shares	Value
Short Positions:

Austria

ams AG	1,267	($133,048)

Switzerland

Aryzta AG	1,659	(36,949)
Chocoladefabriken Lindt & Spruengli AG	27	(167,514)
Credit Suisse Group AG	30,197	(507,159)
Dufry AG	653	(85,771)
GAM Holding AG	546	(9,194)
Straumann Holding AG	26	(16,405)
Vifor Pharma AG	3,484	(537,241)

		(1,360,233)

Total Short Positions		(1,493,281)

Total Long and Short Positions		$21,007

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA ((0.370%) as of 03/31/18) plus or minus a specified spread (rates range from (9.630%) to 0.350%) as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Belgium

Ageas	3,411	$176,024
Bekaert SA	1,011	43,076
bpost SA	4,900	110,696
KBC Group NV	344	29,955
Solvay SA	1,012	140,648
UCB SA	2,656	216,300

		716,699

Finland

Cargotec OYJ ‘B’	1,668	88,862
Kesko OYJ ‘B’	3,000	171,817
Neste OYJ	5,474	381,018
UPM-Kymmene OYJ	209	7,748

		649,445

France

Air France-KLM	20,156	224,918
Amundi SA	609	48,907
Atos SE	1,760	241,137
BioMerieux	613	50,487
Cie Generale des Etablissements Michelin	2,747	406,674
Cie Plastic Omnium SA	243	11,648
CNP Assurances	4,008	101,179
Elior Group	1,041	22,645
Engie SA	29,588	494,075
Eutelsat Communications SA	2,358	46,737
Imerys SA	79	7,678
Ipsen SA	469	72,899
Lagardere SCA	1,742	49,759
Peugeot SA	14,707	354,136
Renault SA	2,520	305,797
Teleperformance	2,621	406,457
Thales SA	1,287	156,787
TOTAL SA	414	23,730

		3,025,650

Referenced Entity	Shares	Value

Germany

Aurubis AG	2,716	$228,262
Covestro AG	5,622	553,583
Deutsche Lufthansa AG	11,533	368,682
HeidelbergCement AG	301	29,571
HOCHTIEF AG	704	131,598
OSRAM Licht AG	1,050	77,267
Rheinmetall AG	2,056	291,838
Salzgitter AG	3,389	173,368
Schaeffler AG	3,434	53,035
Software AG	4,525	237,209
Suedzucker AG	6,470	109,774
Talanx AG	2,070	90,005
Uniper SE	1,312	39,983

		2,384,175

Italy

A2A SPA	179,721	343,781
Autogrill SPA	15,480	199,281
DiaSorin SPA	746	67,198
Enel SPA	25,612	156,725
Eni SPA	17,019	299,794
Hera SPA	25,487	93,388
Intesa Sanpaolo SPA	21,308	77,583
Italgas SPA	1,283	7,666
Mediobanca Banca di Credito Finanziario SPA	771	9,064
Moncler SPA	9,655	367,452
Prysmian SPA	7,496	235,391
Recordati SPA	666	24,572

		1,881,895

Luxembourg

APERAM SA	854	40,894
ArcelorMittal	1,782	56,600

		97,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value

Netherlands

Akzo Nobel NV	875	$82,674
ASM International NV	3,973	290,520
ASR Nederland NV	5,574	238,334
Koninklijke Ahold Delhaize NV	1,611	38,174
Koninklijke DSM NV	84	8,349
Koninklijke Philips NV	4,854	185,870
NN Group NV	9,141	406,135
Philips Lighting NV	7,502	282,054
Randstad Holding NV	491	32,337
Wolters Kluwer NV	735	39,091

		1,603,538

Spain

Acerinox SA	2,142	29,962
ACS Actividades de Construccion y Servicios SA	210	8,193
Amadeus IT Group SA	3,138	232,222
Ebro Foods SA	2,524	64,214
Endesa SA	11,397	251,078
Mapfre SA	9,694	32,252
Prosegur Cia de Seguridad SA	3,895	29,957
Red Electrica Corp SA	926	19,115
Repsol SA	29,697	527,884

		1,194,877

Switzerland

STMicroelectronics NV	14,256	316,952

United Kingdom

Dialog Semiconductor PLC	746	17,766
Fiat Chrysler Automobiles NV	919	18,744

		36,510

Total Long Positions		11,907,235

Short Positions:

Belgium

Anheuser-Busch InBev SA NV	4,491	(493,771)
Galapagos NV	1,145	(114,282)
Telenet Group Holding NV	1,892	(126,471)

		(734,524)

Finland

Amer Sports OYJ	5,407	(166,861)
Huhtamaki OYJ	2,704	(118,652)
Metso OYJ	342	(10,790)
Nokia OYJ	2,219	(12,254)
Nokian Renkaat OYJ	226	(10,264)

		(318,821)

France

Accor SA	3,121	(168,612)
Airbus SE	1,410	(163,219)
Bollore SA	100,705	(537,200)
Carrefour SA	1,729	(35,859)
Edenred	15,575	(541,739)
Electricite de France SA	27,076	(392,022)
Getlink SE	13,128	(187,379)
Iliad SA	512	(105,997)
Ingenico Group SA	2,561	(207,869)
JCDecaux SA	2,384	(82,905)
Orpea	995	(126,353)
Remy Cointreau SA	618	(88,154)
SCOR SE	863	(35,232)
Suez	3,211	(46,527)
Technicolor SA	12,309	(20,814)
Ubisoft Entertainment SA	146	(12,356)
Valeo SA	444	(29,371)
Vivendi SA	3,899	(101,120)

		(2,882,728)

Referenced Entity	Shares	Value

Germany

adidas AG	82	($19,950)
Axel Springer SE	612	(51,196)
Bilfinger SE	1,498	(68,316)
Deutsche Bank AG	31,840	(444,183)
Deutsche Telekom AG	11,176	(182,847)
Fielmann AG	323	(26,112)
Fresenius Medical Care AG & Co KGaA	170	(17,363)
GEA Group AG	7,651	(325,373)
Henkel AG & Co KGaA	378	(49,689)
KION Group AG	167	(15,591)
LANXESS AG	227	(17,401)
MTU Aero Engines AG	46	(7,753)
ProSiebenSat.1 Media SE	752	(26,047)
Sartorius AG Preferred	811	(113,488)
Wirecard AG	735	(87,128)
Zalando SE	5,402	(294,780)

		(1,747,217)

Italy

BPER Banca	43,514	(242,640)
Buzzi Unicem SpA	4,630	(108,449)
Ferrari NV	159	(19,114)
Leonardo SPA	9,476	(109,591)
Saipem SpA	55,226	(216,648)
Salvatore Ferragamo SPA	296	(8,155)
Unione di Banche Italiane SpA	23,637	(108,004)

		(812,601)

Luxembourg

Eurofins Scientific SE	318	(167,578)
SES SA	507	(6,863)
Tenaris SA	49,495	(855,575)

		(1,030,016)

Netherlands

Altice NV ‘A’	50,151	(414,471)
Boskalis Westminster	3,413	(100,036)
Koninklijke KPN NV	4,941	(14,858)
Koninklijke Vopak NV	4,515	(221,687)
OCI NV	7,536	(174,373)
SBM Offshore NV	16,573	(265,750)

		(1,191,175)

Portugal

Banco Comercial Portugues SA	34,412	(11,539)

Spain

Atresmedia Corp de Medios de Comunicacion SA	1,063	(10,141)
Bankia SA	44,392	(199,141)
Cellnex Telecom SAU	13,331	(356,390)
Ferrovial SA	477	(9,973)
Grifols SA	6,215	(176,201)
Industria de Diseno Textil SA	11,670	(366,889)
Zardoya Otis SA	5,376	(54,169)

		(1,172,904)

United Kingdom

Unilever NV	1,204	(67,960)

United States

QIAGEN NV	7,495	(242,301)

Total Short Positions		(10,211,786)

Total Long and Short Positions		$1,695,449

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC ((0.070%) as of 03/31/18) plus or minus a specified spread (rates range from (2.500%) to 0.450%) as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.

	MSC	05/07/18

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Japan

Alfresa Holdings Corp	7,900	$175,812
Amada Holdings Co Ltd	5,300	64,354
ANA Holdings Inc	1,100	42,571
Astellas Pharma Inc	14,300	216,909
Bandai Namco Holdings Inc	8,500	279,193
Citizen Watch Co Ltd	5,100	36,619
Cosmos Pharmaceutical Corp	300	60,871
Daiichi Sankyo Co Ltd	2,900	96,099
Fuji Electric Co Ltd	1,000	6,804
GungHo Online Entertainment Inc	8,900	30,279
Hakuhodo DY Holdings Inc	8,900	122,369
Haseko Corp	28,800	438,205
Hitachi Chemical Co Ltd	2,100	47,860
Hitachi High-Technologies Corp	1,900	90,353
Hitachi Ltd	43,000	311,493
Idemitsu Kosan Co Ltd	7,300	277,510
Inpex Corp	11,000	136,046
Itochu Techno-Solutions Corp	15,600	326,500
Japan Airlines Co Ltd	13,400	539,249
JFE Holdings Inc	4,300	86,622
JXTG Holdings Inc	80,100	484,567
Kajima Corp	30,000	278,276
Kamigumi Co Ltd	6,500	145,144
Kaneka Corp	4,000	39,660
Kobayashi Pharmaceutical Co Ltd	1,100	79,395
Koito Manufacturing Co Ltd	100	6,936
Matsumotokiyoshi Holdings Co Ltd	6,500	274,893
Medipal Holdings Corp	6,700	137,268
MEIJI Holdings Co Ltd	300	22,837
Mitsubishi Gas Chemical Co Inc	6,900	165,294
Mitsubishi Tanabe Pharma Corp	5,000	97,740
Mitsui Chemicals Inc	300	9,459
Mixi Inc	1,600	59,095
Nexon Co Ltd	12,000	198,487
NHK Spring Co Ltd	13,600	143,790
Nippon Electric Glass Co Ltd	1,500	44,547
Nippon Express Co Ltd	4,000	267,657
Nippon Shinyaku Co Ltd	1,000	66,914
Nippon Shokubai Co Ltd	800	54,283
Nippon Telegraph & Telephone Corp	4,400	202,622
NOK Corp	600	11,650
Obayashi Corp	27,400	299,738
Obic Co Ltd	100	8,317
Oji Holdings Corp	4,000	25,713
Omron Corp	900	52,949
Oracle Corp Japan	2,700	219,492
Oriental Land Co Ltd	700	71,477
Otsuka Corp	4,000	201,495
Persol Holdings Co Ltd	6,500	189,065
Pola Orbis Holdings Inc	5,700	233,560
Sega Sammy Holdings Inc	8,900	140,938
Sekisui Chemical Co Ltd	800	13,954
Shimadzu Corp	1,200	33,743
Shimamura Co Ltd	100	12,509
Shimizu Corp	900	8,044
SMC Corp	300	121,432
Square Enix Holdings Co Ltd	11,000	503,454
Start Today Co Ltd	9,000	240,383
Sumitomo Heavy Industries Ltd	1,900	72,050

Referenced Entity	Shares	Value
Sundrug Co Ltd	300	$13,857
Suzuken Co Ltd	4,000	165,219
Taiheiyo Cement Corp	700	25,426
Taisei Corp	9,500	482,120
The Gunma Bank Ltd	9,100	51,655
Tokyo Broadcasting System Holdings Inc	3,800	80,603
Tokyo Electron Ltd	500	94,051
Tosoh Corp	10,600	208,005
Toyo Suisan Kaisha Ltd	2,900	112,424
Toyoda Gosei Co Ltd	1,400	32,551
Toyota Boshoku Corp	7,500	153,940
Welcia Holdings Co Ltd	400	17,950

		10,062,346

Total Long Positions		10,062,346

Short Positions:

Japan

Advantest Corp	5,500	(115,215)
Aeon Co Ltd	15,400	(274,915)
AEON Financial Service Co Ltd	7,100	(163,146)
Alps Electric Co Ltd	8,400	(205,885)
Asics Corp	18,000	(333,086)
Calbee Inc	8,900	(294,422)
Casio Computer Co Ltd	6,000	(89,432)
Dai-ichi Life Holdings Inc	2,600	(47,465)
Daiwa Securities Group Inc	5,000	(31,892)
DeNA Co Ltd	2,300	(41,502)
Dentsu Inc	300	(13,167)
Don Quijote Holdings Co Ltd	1,800	(103,360)
Electric Power Development Co Ltd	4,700	(118,466)
FamilyMart UNY Holdings Co Ltd	5,600	(471,557)
Fast Retailing Co Ltd	100	(40,637)
Hamamatsu Photonics KK	5,104	(192,830)
Hokuriku Electric Power Co	20,300	(172,466)
Isetan Mitsukoshi Holdings Ltd	24,000	(264,800)
Japan Airport Terminal Co Ltd	600	(22,922)
Japan Post Insurance Co Ltd	400	(9,379)
JGC Corp	700	(15,223)
Kakaku.com Inc	8,300	(145,243)
Kansai Paint Co Ltd	7,600	(176,992)
Keihan Holdings Co Ltd	2,600	(80,147)
Keikyu Corp	10,300	(179,080)
Keio Corp	3,200	(136,685)
Kikkoman Corp	3,300	(132,738)
Kintetsu Group Holdings Co Ltd	4,900	(190,879)
Kobe Steel Ltd	8,900	(89,163)
Konica Minolta Inc	12,400	(106,281)
Kyushu Electric Power Co Inc	9,900	(117,976)
LINE Corp	600	(23,739)
Marui Group Co Ltd	22,553	(459,517)
Mitsubishi Heavy Industries Ltd	700	(26,801)
Mitsubishi Logistics Corp	6,100	(129,562)
Mitsubishi UFJ Lease & Finance Co Ltd	2,900	(17,007)
MonotaRO Co Ltd	400	(14,360)
Murata Manufacturing Co Ltd	100	(13,693)
Nagoya Railroad Co Ltd	6,000	(152,023)
Nankai Electric Railway Co Ltd	3,000	(75,166)
NGK Spark Plug Co Ltd	16,200	(390,213)
Nidec Corp	700	(107,824)
Nippon Paint Holdings Co Ltd	7,000	(256,896)
Nippon Yusen KK	1,200	(24,224)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Entity	Shares	Value
Nomura Holdings Inc	12,000	($69,391)
NTN Corp	1,800	(7,511)
Odakyu Electric Railway Co Ltd	10,800	(218,527)
Orient Corp	5,500	(8,632)
Renesas Electronics Corp	4,300	(43,240)
Ricoh Co Ltd	47,900	(473,125)
Santen Pharmaceutical Co Ltd	1,100	(17,729)
Seibu Holdings Inc	900	(15,665)
Seven Bank Ltd	36,200	(115,331)
Shikoku Electric Power Co Inc	16,900	(200,440)
Shimano Inc	3,300	(475,748)
Shinsei Bank Ltd	600	(9,225)
SoftBank Group Corp	1,700	(127,015)
Sompo Holdings Inc	400	(16,097)
Sony Financial Holdings Inc	15,900	(289,295)
SUMCO Corp	1,100	(28,843)
Suruga Bank Ltd	4,900	(67,648)
Sysmex Corp	2,200	(199,314)

Referenced Entity	Shares	Value
T&D Holdings Inc	17,600	($279,288)
TDK Corp	800	(72,102)
The Bank of Kyoto Ltd	3,200	(178,638)
The Chugoku Electric Power Co Inc	19,800	(238,556)
The Yokohama Rubber Co Ltd	3,600	(83,331)
Tokio Marine Holdings Inc	3,200	(142,399)
Toray Industries Inc	3,400	(32,161)
Toyota Industries Corp	900	(54,471)
Yakult Honsha Co Ltd	1,200	(88,755)
Yamaha Corp	2,200	(96,659)
Yamato Holdings Co Ltd	5,700	(142,949)
Yaskawa Electric Corp	3,400	(154,175)

		(10,014,236)

Total Short Positions		(10,014,236)

Total Long and Short Positions		$48,110

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR ((0.400%) as of 03/31/18) plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.

	MSC	05/01/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Denmark

Danske Bank AS	899	$33,685
Dfds AS	228	12,840
DSV AS	127	10,026
GN Store Nord AS	8,153	289,169
H Lundbeck AS	3,690	207,254
Jyske Bank AS	297	17,658
Novo Nordisk AS ‘B’	1,043	51,301
Orsted AS	552	35,914
TDC AS	4,631	38,375
Vestas Wind Systems AS	1,580	113,052

		809,274

Total Long Positions		809,274

Referenced Entity	Shares	Value

Short Positions:

Denmark

AP Moller – Maersk AS ‘B’	52	($81,150)
Chr Hansen Holding AS	107	(9,261)
Genmab AS	1,923	(414,301)
Novozymes AS ‘B’	1,899	(98,862)
Pandora AS	2,020	(218,556)

		(822,130)

Total Short Positions		(822,130)

Total Long and Short Positions		($12,856)

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR (0.960% as of 03/31/18) plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Norway

Leroy Seafood Group ASA	22,041	$136,859
Marine Harvest ASA	6,065	122,595
Norsk Hydro ASA	24,286	144,057
Salmar ASA	4,223	173,885

		577,396

Total Long Positions		577,396

Referenced Entity	Shares	Value
Short Positions:

Norway

Schibsted ASA ‘A’	10,613	($298,996)

United Kingdom

Subsea 7 SA	3,797	(48,874)

Total Short Positions		(347,870)

Total Long and Short Positions		$229,526

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR ((0.520%) as of 03/31/18) plus or minus a specified spread (rates range from (0.500%) to 0.350%) as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2018:

Referenced Entity	Shares	Value
Long Positions:

Malta

Kindred Group PLC SDR	8,233	$112,954

Sweden

Axfood AB	620	10,613
BillerudKorsnas AB	667	10,343
Boliden AB	16,043	564,528
Electrolux AB ‘B’	2,037	64,327
Essity AB ‘B’	3,805	105,449
Holmen AB ‘B’	208	11,314
NCC AB ‘B’	9,381	178,849
Saab AB ‘B’	1,304	59,148
SSAB AB ‘A’	8,699	49,241
Svenska Cellulosa AB SCA ‘B’	6,506	69,527
Volvo AB ‘B’	1,780	32,582

		1,155,921

Total Long Positions		1,268,875

Referenced Entity	Shares	Value

Short Positions:

Colombia

Millicom International Cellular SA SDR	2,173	($148,709)

Sweden

Getinge AB ‘B’	2,981	(33,946)
Hexagon AB ‘B’	133	(7,939)
Hexpol AB	6,697	(62,255)
Svenska Handelsbanken AB ‘A’	6,158	(77,079)
Swedish Orphan Biovitrum AB	541	(9,687)
Telefonaktiebolaget LM Ericsson ‘B’	141,267	(899,582)

		(1,090,488)

Total Short Positions		(1,239,197)

Total Long and Short Positions		$29,678

Total Basket Swaps		$7,888,577

Total Return Swaps – Receive Positive Return/Pay Negative Return

Referenced Entity	Payment Frequency	Counter- Party	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Swiss Market Index	M	GSC	06/15/18	7	$638,391	$629,488	($8,903)
Swiss Market Index	M	MSC	06/15/18	3	273,595	269,780	(3,815)
MSCI Canada Index	M	JPM	06/20/18	117	562,581	555,460	(7,121)
MSCI Hong Kong Index	M	JPM	06/20/18	33	371,008	360,878	(10,130)
MSCI Italy Index	M	JPM	06/20/18	867	113,305	111,961	(1,344)
MSCI Japan Index	M	JPM	06/20/18	6,246	113,573	113,542	(31)
MSCI Singapore Index	M	JPM	06/20/18	47	215,940	110,359	(5,581)

							($36,925)

Total Swap Agreements							$6,189,545

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2018

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$45,368,280	$11,284,794	$34,083,486	$—
	Derivatives:
	Equity Contracts
	Futures	35,314	35,314	—	—
	Swaps	6,317,946	—	6,317,946	—

	Total Equity Contracts	6,353,260	35,314	6,317,946	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	46,117	—	46,117	—

	Total Asset — Derivatives	6,399,377	35,314	6,364,063	—

	Total Assets	51,767,657	11,320,108	40,447,549	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(808,136)	(808,136)	—	—
	Swaps	(128,401)	—	(128,401)	—

	Total Equity Contracts	(936,537)	(808,136)	(128,401)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(71,151)	—	(71,151)	—

	Total Liabilities — Derivatives	(1,007,688)	(808,136)	(199,552)	—

	Total Liabilities	(1,007,688)	(808,136)	(199,552)	—

	Total	$50,759,969	$10,511,972	$40,247,997	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2018

	Shares	Value
COMMON STOCKS - 7.7%

Cyprus - 0.4%

Bank of Cyprus Holdings PLC *	100,337	$245,191

Iceland - 2.8%

Eik fasteignafelag HF *	1,184,000	119,023
Eimskipafelag Islands HF	60,000	139,139
Hagar HF *	498,250	214,437
Icelandair Group HF	710,000	104,828
N1 HF	94,600	113,999
Reginn HF *	899,300	224,484
Reitir fasteignafelag HF	330,629	298,210
Siminn HF	5,974,100	269,213
Sjova-Almennar Tryggingar HF	657,600	116,204
Tryggingamidstodin HF	194,500	71,623
Vatryggingafelag Islands HF	848,000	113,306

		1,784,466

Japan - 0.9%

Mitsubishi UFJ Financial Group Inc	29,000	189,963
Mizuho Financial Group Inc	61,400	110,446
Resona Holdings Inc	8,600	45,423
Sumitomo Mitsui Financial Group Inc	3,700	155,017
Sumitomo Mitsui Trust Holding Inc	1,900	76,907

		577,756

Singapore - 0.3%

Yoma Strategic Holdings Ltd	537,467	174,779

South Korea - 1.0%

Hana Financial Group Inc	430	18,456
Hyundai Heavy Industries Co Ltd *	23	2,848
Hyundai Mobis Co Ltd	104	23,368
Hyundai Motor Co	188	25,310
KB Financial Group Inc	419	23,861
Korea Electric Power Corp	640	19,724
Korea Zinc Co Ltd	42	18,874
KT&G Corp	130	12,196
LG Chem Ltd	44	15,913
LG Corp	253	20,437
LG Electronics Inc	160	16,437
LG Household & Health Care Ltd	16	18,133
Lotte Chemical Corp	33	13,406
Lotte Corp * l	—	40
Lotte Shopping Co Ltd l	—	33
NAVER Corp	46	34,180
POSCO	58	17,712
S-Oil Corp	120	13,510
Samsung Biologics Co Ltd * ~	39	17,819
Samsung C&T Corp	160	21,015
Samsung Electronics Co Ltd	37	85,427
Samsung Fire & Marine Insurance Co Ltd	70	17,764
Samsung Life Insurance Co Ltd	180	19,589
Samsung SDI Co Ltd	126	22,755
Samsung SDS Co Ltd	94	22,532
Shinhan Financial Group Co Ltd	481	20,623
SK Holdings Co Ltd	70	19,439
SK Hynix Inc	563	42,942
SK Innovation Co Ltd	73	14,451
SK Telecom Co Ltd	100	21,906
Woori Bank	910	12,507

		633,207

Turkey - 0.8%

Akbank Turk AS	65,000	158,050
Turkiye Garanti Bankasi AS	59,300	164,429
Turkiye Is Bankasi AS	91,500	166,189

		488,668

	Shares	Value
Vietnam - 1.5%

Bank for Foreign Trade of Vietnam JSC	19,050	$58,880
Bank for Investment and Development of Vietnam JSC	12,200	23,213
Bao Viet Holdings	4,100	16,986
Binh Minh Plastics JSC	6,600	19,908
Coteccons Construction JSC	3,400	23,537
Danang Rubber JSC	1,800	2,368
Domesco Medical Import Export JSC	6,200	27,454
HA TIEN 1 Cement JSC	5,600	3,621
Ho Chi Minh City Infrastructure Investment JSC *	17,410	23,623
Hoa Phat Group JSC *	18,800	49,783
Hoa Sen Group	3,700	3,699
KIDO Group Corp	9,700	16,160
Kinh Bac City Development Share Holding Corp *	13,300	7,784
Masan Group Corp *	16,900	84,094
PetroVietnam Drilling & Well Services JSC *	6,800	5,694
Petrovietnam Fertilizer & Chemicals JSC	10,000	9,645
PetroVietnam Gas JSC	4,300	24,771
PetroVietnam Nhon Trach 2 Power JSC	19,840	26,834
PetroVietnam Technical Services Corp	16,300	15,078
Pha Lai Thermal Power JSC	5,700	4,798
Refrigeration Electrical Engineering Corp	10,500	17,355
Saigon - Hanoi Commercial Joint Stock Bank *	24,510	13,862
Saigon Securities Inc	17,300	29,580
Saigon Thuong Tin Commercial JSB *	38,500	26,162
Tan Tao Investment & Industry JSC *	27,800	3,656
Viet Capital Securities JSC *	5,600	26,515
Viet Nam Construction and Import-Export JSC	8,000	8,067
Vietnam Dairy Products JSC	10,240	91,134
Vietnam Joint Stock Commercial Bank for Industry and Trade	3,900	5,916
Vingroup JSC *	47,320	243,140

		913,317

Total Common Stocks (Cost $4,465,114)		4,817,384

	Principal Amount
CORPORATE BONDS & NOTES - 2.6%

Argentina - 0.9%

Banco Hipotecario SA 23.708% (ARS Deposit + 2.500%) due 01/12/20 § ~	ARS 6,110,000	296,853
YPF SA 26.563% (ARS Deposit + 4.000%) due 07/07/20 § ~	$372,000	278,410

		575,263

Ecuador - 0.9%

EP PetroEcuador 7.925% (USD LIBOR + 5.630%) due 09/24/19 § ~	184,211	186,513
Petroamazonas EP 4.625% due 02/16/20 ~	370,000	362,230

		548,743

Honduras - 0.4%

Inversiones Atlantida SA 8.250% due 07/28/22 ~	250,000	257,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value

United States - 0.4%

Central Storage Safety Project Trust 4.823% due 02/01/38 ~	$260,000	$269,833

Total Corporate Bonds & Notes (Cost $1,840,560)		1,651,339

SENIOR LOAN NOTES - 1.5%

Barbados - 1.3%

Barbados Government 11.782% (USD LIBOR + 10.000%) due 12/20/19 § Ω ±	800,000	790,978

Kenya - 0.2%

Republic of Kenya 6.762% (USD LIBOR + 5.000%) due 04/11/19 §	114,000	114,000

Total Senior Loan Notes (Cost $908,149)		904,978

MORTGAGE-BACKED SECURITIES - 0.3%

United States - 0.3%

Fannie Mae (IO) 4.279% (6.150% - USD LIBOR) due 01/25/43 §	1,538,483	200,558

Total Mortgage-Backed Securities (Cost $393,583)		200,558

FOREIGN GOVERNMENT BONDS & NOTES - 46.9%

Albania - 1.8%

Albania Government 5.750% due 11/12/20 ~	EUR 804,000	1,106,760

Argentina - 0.4%

Autonomous City of Buenos Aires (Argentina) 27.831% (ARS Deposit + 5.000%) due 01/23/22 §	ARS 662,000	34,391
Provincia de Buenos Aires (Argentina) 26.593% (ARS Deposit + 3.830%) due 05/31/22	3,683,000	185,588

		219,979

Barbados - 0.7%

Barbados Government
6.625% due 12/05/35 ~	$421,000	311,540
7.000% due 08/04/22 ~	145,000	123,518

		435,058

Dominican Republic - 4.7%

Dominican Republic
8.900% due 02/15/23 ~	DOP 88,400,000	1,840,000
15.000% due 04/05/19 ~	18,500,000	404,842
15.950% due 06/04/21 ~	6,700,000	167,047

	Principal Amount	Value
16.000% due 07/10/20 ~	DOP 20,700,000	$493,056
16.950% due 02/04/22 ~	2,900,000	75,637

		2,980,582

El Salvador - 4.6%

El Salvador Government
5.875% due 01/30/25 ~	$163,000	160,601
6.375% due 01/18/27 ~	194,000	191,818
7.650% due 06/15/35 ~	333,000	352,760
8.250% due 04/10/32 ~	679,000	764,398
8.625% due 02/28/29 ~	1,254,000	1,442,100

		2,911,677

Greece - 0.9%

Hellenic Republic Government
3.500% due 01/30/23 ~	EUR 165,000	204,221
4.375% due 08/01/22 ~	285,000	366,689

		570,910

Iceland - 0.9%

Iceland Rikisbref 6.500% due 01/24/31	ISK 50,183,769	565,361

India - 3.2%

India Government
6.680% due 09/17/31	INR 106,000,000	1,502,706
7.610% due 05/09/30	34,560,000	525,381

		2,028,087

Macedonia - 4.8%

Macedonia Government
2.750% due 01/18/25 ~	EUR 140,000	172,503
3.975% due 07/24/21 ~	2,174,000	2,877,472

		3,049,975

New Zealand - 3.4%

New Zealand Government 2.500% due 09/20/35 ^ ~	NZD 2,652,993	2,166,042

Serbia - 13.5%

Serbia Treasury
5.750% due 09/20/35	RSD 545,500,000	6,108,040
5.875% due 07/21/23	202,850,000	2,231,506
10.000% due 02/08/28	10,270,000	127,839

		8,467,385

Sri Lanka - 7.5%

Sri Lanka Government
8.000% due 11/15/18	LKR 8,220,000	52,582
8.750% due 10/15/18	53,000,000	340,189
9.250% due 05/01/20	71,020,000	451,648
9.450% due 10/15/21	47,000,000	297,441
10.000% due 10/01/22	220,100,000	1,406,432
10.250% due 03/15/25	3,360,000	21,551
10.600% due 07/01/19	2,630,000	17,120
10.750% due 03/01/21	88,000,000	574,907
11.000% due 08/01/21	67,270,000	444,178
11.000% due 08/01/24	10,000,000	65,830
11.000% due 08/01/25	5,000,000	33,025
11.000% due 06/01/26	77,800,000	514,932
11.200% due 07/01/22	15,380,000	102,415
11.400% due 01/01/24	33,000,000	223,807
11.500% due 12/15/21	15,000,000	100,977
11.500% due 08/01/26	9,000,000	60,670

		4,707,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Suriname - 0.5%

Republic of Suriname 9.250% due 10/26/26 ~	$329,000	$338,870

Total Foreign Government Bonds & Notes (Cost $27,907,167)		29,548,390

SHORT-TERM INVESTMENTS - 31.2%

Foreign Government Issues - 10.9%

Egypt Treasury Bills (Egypt)
(5.212)% due 04/03/18	EGP 5,250,000	297,919
(1.226)% due 04/10/18	5,950,000	337,607
10.588% due 05/01/18	4,350,000	244,639
12.112% due 05/08/18	1,175,000	65,859
13.165% due 05/15/18	12,550,000	701,083
13.932% due 05/22/18	6,650,000	370,254
14.512% due 05/29/18	3,750,000	208,097
14.965% due 06/05/18	4,125,000	228,150
16.403% due 07/24/18	5,075,000	274,411
16.606% due 08/14/18	6,425,000	344,160
16.650% due 08/21/18	2,125,000	113,475
17.767% due 10/02/18	5,600,000	292,373
17.799% due 09/25/18	2,750,000	144,008
17.828% due 09/18/18	1,650,000	86,667
17.963% due 07/17/18	7,050,000	380,809
Letras del Banco Central de la Republica Argentina (Argentina) 28.972% due 06/21/18	ARS 5,591,000	262,275
Nigeria Treasury Bills (Nigeria)
15.066% due 01/17/19	NGN 173,655,000	431,148
15.132% due 11/29/18	9,210,000	23,293
15.160% due 11/01/18	120,452,000	307,894
15.171% due 10/18/18	28,903,000	74,278
15.171% due 10/18/18	23,154,000	59,503
15.179% due 10/04/18	40,519,000	104,692
15.183% due 09/13/18	67,200,000	175,044
15.183% due 09/20/18	48,760,000	126,667
15.626% due 10/25/18	9,212,000	23,557
15.718% due 09/27/18	49,552,000	128,083
15.743% due 09/20/18	81,039,000	210,038
15.767% due 09/06/18	18,424,000	48,016
15.769% due 08/16/18	9,750,000	25,625
15.771% due 08/09/18	119,452,000	314,822
15.788% due 07/19/18	40,760,000	108,329
15.798% due 07/12/18	14,980,000	39,924
15.810% due 07/05/18	41,200,000	110,110
15.827% due 06/28/18	59,726,000	160,067
16.025% due 11/22/18	11,050,000	27,882

		6,850,758

	Shares
Money Market Fund - 16.4%

BlackRock Liquidity Funds T-Fund Portfolio	10,315,015	10,315,015

	Principal Amount	Value
U.S. Treasury Bills - 3.9%

1.557% due 05/03/18 ‡	$1,250,000	$1,248,255
1.603% due 05/17/18 ‡	1,250,000	1,247,443

		2,495,698

Total Short-Term Investments (Cost $19,626,217)		19,661,471

TOTAL INVESTMENTS - 90.2% (Cost $55,140,790)		56,784,120

DERIVATIVES - (1.9%)
(See Notes (f) through (j) in Notes to Schedule of Investments)		(1,175,777)

OTHER ASSETS & LIABILITIES, NET - 11.7%		7,355,533

NET ASSETS - 100.0%		$62,963,876

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	46.9%
Short-Term Investments	31.2%
Common Stocks	7.7%
Others (each less than 3.0%)	4.4%

	90.2%
Derivatives	(1.9%	)
Other Assets & Liabilities, Net	11.7%

	100.0%

(b)	As of March 31, 2018, the fund’s composition by country of risk as a percentage of net assets as follows:

United States (Includes Short-Term Investments)	21.0%
Serbia	13.5%
Sri Lanka	7.5%
Egypt	6.5%
Macedonia	4.8%
Dominican Republic	4.7%
El Salvador	4.6%
Nigeria	4.0%
Iceland	3.7%
New Zealand	3.4%
India	3.2%
Others (each less than 3.0%)	13.3%

	90.2%
Derivatives	(1.9%	)
Other Assets & Liabilities, Net	11.7%

	100.0%

(c)	An investment with a value of $790,978 or 1.3% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	As of March 31, 2018, investments with a total aggregate value of $1,286,663 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward volatility agreements, forward foreign currency contracts, option contracts and swap agreements.

(e)	The average amount of borrowings by the Fund on reverse repurchase agreements outstanding during the year ended March 31, 2018 was $663,125 at a weighted average interest rate of 1.896%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

(f)	Open futures contracts outstanding as of March 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Eurodollar	12/18	204	$49,738,436	$49,727,550	($10,886)

Short Futures Outstanding
Eurodollar	12/19	204	49,586,888	49,579,650	7,238
U.S. 5-Year Interest Rate Swap	06/18	2	192,292	193,031	(739)

					6,499

Total Futures Contracts					($4,387)

(g)	Forward volatility agreements outstanding as of March 31, 2018 were as follows:

Description	Exercise Volatility Rate	Notional Amount	Expiration Date	Counterparty	Unrealized Appreciation (Depreciation)
Call & Put - CHF/USD 1-Year vs. 1-Year	8.575%	$1,471,000	06/14/19	DUB	($3,842)
Call & Put - CHF/USD 1-Year vs. 1-Year	8.350%	764,000	06/19/19	BNP	(578)
Call & Put - EUR/USD 1-Year vs. 1-Year	8.550%	EUR 735,000	06/20/19	BNP	(5,893)

Total Forward Volatility Agreements					($10,313)

(h)	Forward foreign currency contracts outstanding as of March 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
AED	5,700,000	USD	1,547,231	02/20	BNP	$803	$—
ARS	2,220,000	USD	111,139	04/18	BNP	—	(2,323)
ARS	3,747,205	USD	181,947	04/18	BNP	1,820	—
ARS	3,747,205	USD	188,919	04/18	DUB	—	(4,779)
ARS	2,081,000	USD	102,687	04/18	JPM	—	(736)
ARS	3,253,000	USD	155,720	05/18	BNP	1,300	—
ARS	15,925,200	USD	749,282	06/18	BNP	11,036	—
ARS	5,450,913	USD	254,273	06/18	DUB	5,968	—
AUD	80,663	USD	62,492	04/18	DUB	—	(538)
AUD	1,635,500	USD	1,229,361	04/18	DUB	26,791	—
AUD	4,769,570	USD	3,735,754	05/18	GSC	—	(72,340)
AUD	591,000	USD	462,098	05/18	SCB	—	(8,139)
AUD	370,000	USD	299,990	06/18	GSC	—	(15,774)
CNH	3,691,000	USD	580,803	06/18	DUB	5,312	—
CNH	4,373,000	USD	687,943	06/18	SCB	6,470	—
COP	1,535,970,000	USD	535,531	04/18	DUB	13,960	—
COP	576,100,000	USD	197,721	05/18	BNP	8,222	—
COP	2,737,999,497	USD	944,879	05/18	CIT	33,575	—
COP	1,442,531,000	USD	494,305	05/18	JPM	21,367	—
COP	8,526,355,000	USD	2,972,069	05/18	SCB	76,771	—
COP	3,901,594,000	USD	1,361,398	06/18	CIT	31,679	—
COP	737,726,000	USD	258,579	06/18	DUB	4,724	—
COP	442,202,000	USD	154,268	06/18	JPM	3,511	—
COP	1,369,009,000	USD	477,888	06/18	SCB	10,944	—
CZK	26,452,000	EUR	1,036,509	04/18	GSC	5,376	—
CZK	2,293,000	EUR	90,902	05/18	CIT	—	(865)
CZK	50,813,000	EUR	1,986,435	05/18	JPM	15,218	—
CZK	15,440,000	EUR	606,441	06/18	GSC	632	—
CZK	4,312,000	EUR	169,158	08/18	GSC	121	—
CZK	76,220,000	EUR	2,987,848	09/18	JPM	564	—
DOP	10,252,000	USD	207,069	07/18	CIT	—	(2,916)
EGP	785,000	USD	42,318	05/18	CIT	1,616	—
EUR	169,597	CZK	4,312,000	04/18	GSC	—	(162)
EUR	1,684,947	CZK	42,983,000	06/18	JPM	—	(5,196)
EUR	447,938	HUF	139,685,000	04/18	CIT	1,052	—
EUR	868,975	HUF	269,703,790	04/18	GSC	6,839	—
EUR	440,568	HUF	136,813,210	04/18	SCB	3,186	—
EUR	287,204	HUF	89,850,000	05/18	DUB	—	(418)
EUR	237,510	HUF	73,560,000	05/18	GSC	2,590	—
EUR	515,770	HUF	162,026,000	06/18	CIT	—	(3,266)
EUR	1,770,801	NOK	17,090,000	04/18	CIT	—	(869)
EUR	108,735	NOK	1,046,000	05/18	CIT	704	—
EUR	930,615	NOK	8,954,000	05/18	GSC	5,798	—
EUR	1,103,361	PLN	4,640,000	04/18	GSC	2,522	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
EUR	222,171	RON	1,077,638	01/19	BNP	$—	($4,321)
EUR	379,021	RON	1,832,000	01/19	CIT	—	(5,908)
EUR	697,761	RON	3,375,000	01/19	DUB	—	(11,305)
EUR	232,172	RON	1,120,000	01/19	JPM	—	(3,036)
EUR	772,298	RON	3,730,530	02/19	BNP	—	(9,713)
EUR	987,907	RON	4,776,000	02/19	CIT	—	(13,894)
EUR	682,594	RON	3,297,000	02/19	DUB	—	(7,990)
EUR	269,542	RON	1,300,000	02/19	JPM	—	(2,542)
EUR	34,818	RON	168,000	02/19	SCB	—	(369)
EUR	795,793	RSD	95,694,000	09/18	DUB	614	—
EUR	775,002	SEK	7,827,000	04/18	DUB	16,220	—
EUR	1,000,525	SEK	10,067,200	05/18	DUB	25,467	—
EUR	863,928	SEK	8,676,000	06/18	GSC	24,026	—
EUR	738,928	USD	915,077	04/18	JPM	—	(5,361)
EUR	48,666	USD	58,941	04/18	JPM	974	—
EUR	2,577,303	USD	3,212,731	05/18	SCB	—	(31,231)
EUR	472,000	USD	586,775	06/18	DUB	—	(3,042)
EUR	266,528	USD	331,164	06/18	GSC	—	(1,162)
EUR	39,600	USD	46,581	06/18	SCB	2,413	—
EUR	2,421,528	USD	3,001,726	07/18	GSC	1,526	—
EUR	639,441	USD	796,213	07/18	SCB	—	(2,292)
HUF	285,000,000	EUR	914,356	04/18	GSC	—	(2,423)
HUF	15,296,210	EUR	48,968	04/18	SCB	—	(1)
ILS	15,120,000	USD	4,375,253	05/18	GSC	—	(54,019)
INR	10,430,000	USD	159,505	05/18	CIT	—	(614)
INR	132,702,343	USD	2,024,290	05/18	DUB	—	(2,704)
INR	25,130,000	USD	380,441	06/18	GSC	892	—
INR	39,100,000	USD	591,931	06/18	UBS	1,388	—
JPY	28,171,970	USD	267,185	05/18	SCB	—	(1,467)
JPY	28,266,371	USD	265,462	05/18	SCB	1,146	—
KRW	549,700,000	USD	514,652	04/18	BNP	1,371	—
KRW	433,900,000	USD	407,418	04/18	DUB	—	(141)
KRW	270,300,000	USD	253,043	04/18	DUB	698	—
KRW	3,063,008,544	USD	2,865,155	04/18	GSC	10,205	—
KRW	1,066,100,000	USD	1,000,008	04/18	SCB	679	—
KRW	687,000,000	USD	644,465	05/18	GSC	799	—
KRW	84,500,000	USD	79,335	05/18	SCB	31	—
KZT	68,933,000	USD	203,156	04/18	DUB	12,470	—
KZT	243,301,000	USD	752,740	04/18	GSC	6,784	—
KZT	44,242,000	USD	137,015	04/18	JPM	782	—
KZT	314,073,000	USD	915,400	05/18	DUB	61,102	—
KZT	503,985,000	USD	1,482,248	05/18	GSC	80,734	—
KZT	794,356,000	USD	2,392,936	05/18	SCB	72,255	—
KZT	206,437,000	USD	605,437	06/18	DUB	31,511	—
KZT	123,388,000	USD	366,680	06/18	GSC	14,144	—
KZT	44,423,000	USD	137,767	06/18	SCB	—	(463)
KZT	163,617,037	USD	485,673	06/18	SCB	19,868	—
KZT	13,919,007	USD	40,112	07/18	DUB	2,644	—
KZT	71,395,000	USD	213,758	07/18	GSC	5,322	—
KZT	180,115,000	USD	536,057	07/18	SCB	17,030	—
MAD	607,000	USD	59,803	06/18	BNP	5,904	—
MAD	886,000	USD	86,676	06/18	SCB	9,167	—
MAD	7,179,000	USD	710,792	07/18	SCB	62,782	—
MAD	4,718,000	USD	477,048	12/18	BNP	26,888	—
MAD	2,482,000	USD	250,884	12/18	SCB	14,238	—
MAD	1,576,000	USD	164,711	01/19	BNP	3,223	—
NOK	8,534,288	EUR	886,173	04/18	CIT	—	(1,883)
NOK	8,555,712	EUR	888,492	04/18	JPM	—	(2,003)
NOK	3,879,000	EUR	401,270	05/18	CIT	—	(182)
NOK	4,477,000	EUR	462,892	05/18	DUB	139	—
NOK	8,954,000	EUR	925,803	05/18	GSC	149	—
NOK	17,090,000	EUR	1,761,856	08/18	CIT	367	—
NZD	7,643,716	USD	5,534,416	05/18	GSC	—	(10,981)
NZD	342,492	USD	246,800	05/18	GSC	689	—
OMR	573,000	USD	1,469,985	04/19	BNP	1,728	—
OMR	530,000	USD	1,350,835	08/19	BNP	1,913	—
PEN	2,165,000	USD	667,571	04/18	JPM	3,364	—
PEN	3,140,000	USD	960,157	05/18	SCB	11,604	—
PHP	6,860,000	USD	134,978	04/18	DUB	—	(3,661)
PHP	13,800,000	USD	271,467	04/18	GSC	—	(7,301)
PHP	38,571,000	USD	747,152	05/18	BNP	—	(9,140)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
PHP	25,510,000	USD	494,332	05/18	JPM	$—	($6,227)
PHP	25,289,000	USD	489,480	05/18	UBS	—	(5,604)
PLN	1,942,000	EUR	466,505	04/18	CIT	—	(7,475)
PLN	4,640,000	EUR	1,114,447	04/18	GSC	—	(16,167)
PLN	2,094,000	EUR	502,501	04/18	SCB	—	(6,820)
PLN	174,000	EUR	41,654	05/18	BNP	—	(532)
PLN	1,293,000	EUR	305,032	05/18	DUB	1,598	—
PLN	840,000	EUR	199,301	05/18	GSC	—	(364)
PLN	2,209,000	EUR	525,155	06/18	CIT	—	(3,290)
QAR	1,800,000	USD	491,287	12/18	SCB	—	(583)
RON	1,832,000	EUR	383,456	01/19	CIT	317	—
RON	1,849,000	EUR	387,442	01/19	DUB	—	(219)
RON	1,120,000	EUR	234,490	01/19	JPM	115	—
RON	1,300,000	EUR	271,407	02/19	JPM	186	—
RSD	47,631,296	EUR	392,189	04/18	CIT	11,320	—
RSD	32,798,000	EUR	276,776	04/18	DUB	—	(151)
RSD	42,330,000	EUR	341,288	04/18	DUB	19,895	—
RSD	20,000,000	EUR	168,237	05/18	DUB	—	(55)
RSD	19,425,000	EUR	157,415	09/18	CIT	4,705	—
RSD	152,217,000	EUR	1,228,774	09/18	DUB	44,525	—
RSD	24,664,000	EUR	200,212	10/18	DUB	5,044	—
RUB	77,820,000	USD	1,291,092	04/18	GSC	64,987	—
SEK	7,827,000	EUR	788,130	04/18	DUB	—	(32,392)
SEK	10,067,200	EUR	1,015,938	05/18	DUB	—	(44,500)
SEK	8,676,000	EUR	886,000	06/18	GSC	—	(51,318)
SGD	5,255,840	USD	3,985,643	04/18	DUB	23,867	—
SGD	1,630,000	USD	1,242,937	04/18	GSC	737	—
SGD	2,800,000	USD	2,139,580	04/18	HSB	—	(3,676)
SGD	1,733,727	USD	1,315,243	05/18	DUB	8,184	—
SGD	1,194,000	USD	905,815	05/18	GSC	6,084	—
THB	10,590,000	USD	333,333	05/18	CIT	5,799	—
THB	10,383,777	USD	332,813	05/18	DUB	—	(285)
THB	9,107,898	USD	289,719	05/18	DUB	1,985	—
THB	22,339,000	USD	698,283	05/18	SCB	17,097	—
TRY	3,850,075	USD	988,890	04/18	GSC	—	(17,016)
TRY	2,698,829	USD	695,485	04/18	SCB	—	(16,599)
TRY	2,113,171	USD	506,999	01/19	DUB	—	(19,237)
TRY	2,113,000	USD	506,836	01/19	SCB	—	(19,114)
TRY	2,113,171	USD	458,587	02/20	DUB	—	(23,721)
TRY	8,968,075	USD	1,950,284	02/20	GSC	—	(103,541)
TRY	2,752,925	USD	593,274	02/20	JPM	—	(25,609)
TRY	6,586,829	USD	1,431,383	02/20	SCB	—	(76,529)
TWD	11,000,000	USD	379,900	04/18	GSC	—	(2,021)
TWD	14,450,000	USD	497,332	04/18	JPM	—	(936)
TWD	11,000,000	USD	379,742	04/18	SCB	—	(1,863)
USD	47,438	AED	175,000	10/19	SCB	—	(114)
USD	23,790	AED	88,000	12/19	BNP	—	(116)
USD	5,419,809	AED	19,991,000	02/20	BNP	—	(9,398)
USD	1,674,523	AUD	2,150,000	05/18	GSC	23,150	—
USD	392,514	BHD	151,000	09/19	SCB	—	(2,824)
USD	1,485,990	BHD	571,000	10/19	SCB	—	(8,173)
USD	356,307	BHD	137,000	02/20	BNP	144	—
USD	358,395	BHD	138,000	03/20	BNP	—	(252)
USD	740,307	CLP	442,000,000	05/18	JPM	8,320	—
USD	141,420	CLP	86,050,000	06/18	BNP	—	(1,034)
USD	2,404,181	COP	6,900,000,000	05/18	GSC	—	(63,159)
USD	1,507,510	EUR	1,267,252	04/18	JPM	—	(52,639)
USD	1,117,414	EUR	939,390	04/18	SCB	—	(39,572)
USD	1,936,719	EUR	1,622,586	05/18	JPM	—	(65,674)
USD	6,993,442	EUR	5,788,685	05/18	SCB	—	(156,277)
USD	4,368,409	EUR	3,496,028	05/18	SCB	55,002	—
USD	71,110	EUR	61,937	06/18	BNP	—	(5,489)
USD	439,606	EUR	378,149	06/18	DUB	—	(28,060)
USD	1,104,781	EUR	890,450	06/18	DUB	1,624	—
USD	781,441	EUR	632,399	06/18	GSC	—	(1,566)
USD	150,753	EUR	120,730	06/18	GSC	1,271	—
USD	602,552	EUR	504,862	06/18	SCB	—	(22,076)
USD	7,290,630	EUR	5,814,862	07/18	GSC	78,158	—
USD	1,454,785	EUR	1,160,666	07/18	SCB	13,716	—
USD	536,318	EUR	430,000	08/18	DUB	971	—
USD	5,803,530	EUR	4,655,255	08/18	SCB	16,629	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,252,476	ILS	4,300,000	05/18	GSC	$23,553	$—
USD	632,911	INR	41,500,000	05/18	DUB	701	—
USD	647,309	INR	42,668,000	06/18	CIT	—	(152)
USD	846,322	JPY	94,193,942	05/18	SCB	—	(42,113)
USD	416,799	JPY	44,998,000	08/18	GSC	—	(9,954)
USD	651,173	KRW	696,000,000	04/18	BNP	—	(2,188)
USD	1,420,496	KRW	1,516,948,001	04/18	DUB	—	(3,519)
USD	553,231	KRW	591,100,000	04/18	GSC	—	(1,656)
USD	192,301	KRW	204,320,000	04/18	GSC	498	—
USD	119,296	KRW	128,330,000	04/18	SCB	—	(1,228)
USD	2,117,116	KRW	2,260,000,000	05/18	BNP	—	(5,588)
USD	900,595	KRW	968,500,000	05/18	GSC	—	(9,992)
USD	139,017	KZT	44,423,000	04/18	SCB	—	(25)
USD	2,157,830	KZT	700,000,000	05/18	SCB	—	(14,017)
USD	500,325	MAD	4,612,000	07/18	SCB	3,388	—
USD	480,447	MAD	4,472,000	12/18	BNP	2,787	—
USD	422,012	NZD	617,612	04/18	DUB	—	(24,323)
USD	6,271,305	NZD	8,625,377	05/18	GSC	38,509	—
USD	1,209,370	NZD	1,659,000	05/18	SCB	10,679	—
USD	1,403,747	NZD	1,902,104	06/18	GSC	29,420	—
USD	1,176,400	NZD	1,621,000	06/18	JPM	5,193	—
USD	1,422,635	NZD	1,942,000	07/18	GSC	19,524	—
USD	2,154,776	OMR	891,000	01/19	BNP	—	(140,419)
USD	1,450,633	OMR	573,000	04/19	BNP	—	(21,080)
USD	5,280,204	OMR	2,146,000	08/19	BNP	—	(195,539)
USD	687,007	PEN	2,241,000	04/18	SCB	—	(7,480)
USD	389,279	PEN	1,268,000	05/18	BNP	—	(3,138)
USD	550,077	PEN	1,796,000	05/18	DUB	—	(5,746)
USD	732,126	PHP	38,400,000	05/18	MSC	—	(2,615)
USD	196,206	QAR	724,000	12/18	BNP	—	(1,144)
USD	665,896	QAR	2,476,000	12/18	SCB	—	(9,084)
USD	623,130	QAR	2,294,000	01/19	BNP	—	(2,029)
USD	232,602	QAR	859,230	01/19	SCB	—	(1,554)
USD	384,683	RUB	22,000,000	04/18	GSC	1,397	—
USD	466,721	SGD	616,853	04/18	DUB	—	(3,829)
USD	2,139,374	SGD	2,800,000	04/18	DUB	3,470	—
USD	2,123,682	SGD	2,800,000	04/18	HSB	—	(12,222)
USD	337,207	THB	10,590,000	05/18	CIT	—	(1,925)
USD	620,600	THB	19,491,675	05/18	DUB	—	(3,631)
USD	696,175	THB	22,339,000	05/18	SCB	—	(19,205)
USD	1,004,481	TRY	3,850,075	04/18	GSC	32,607	—
USD	700,995	TRY	2,698,829	04/18	SCB	22,108	—
USD	506,756	TRY	2,113,171	01/19	DUB	18,994	—
USD	507,323	TRY	2,113,000	01/19	SCB	19,601	—
USD	1,099,109	TRY	5,118,000	02/20	GSC	43,756	—
USD	339,901	TRY	1,582,000	02/20	JPM	13,686	—
USD	187,543	TWD	5,450,000	04/18	CIT	321	—
USD	791,221	TWD	23,000,000	04/18	GSC	1,110	—
USD	240,989	TWD	7,000,000	04/18	JPM	520	—
USD	34,437	TWD	1,000,000	04/18	SCB	85	—
USD	208,659	TWD	6,000,000	07/18	JPM	1,121	—
USD	386,779	TWD	11,000,000	10/18	GSC	3,534	—
USD	386,548	TWD	11,000,000	10/18	SCB	3,303	—
USD	299,752	TWD	8,450,000	04/19	JPM	878	—
USD	1,028,823	UYU	29,452,000	04/18	CIT	—	(4,300)
USD	318,400	ZAR	4,015,000	04/18	GSC	—	(20,087)
USD	311,797	ZAR	4,353,000	05/18	BNP	—	(53,531)
USD	737,206	ZAR	9,922,000	06/18	SCB	—	(92,158)
USD	502,494	ZAR	7,052,000	06/18	UBS	—	(86,951)
USD	1,830,073	ZAR	22,638,000	07/18	DUB	—	(55,400)
UYU	23,444,000	USD	787,592	04/18	CIT	35,062	—
UYU	8,720,000	USD	302,988	04/18	HSB	2,586	—
UYU	8,950,000	USD	301,570	05/18	CIT	11,542	—
UYU	8,117,684	USD	280,889	05/18	JPM	3,059	—
UYU	11,442,000	USD	379,000	06/18	CIT	18,530	—
UYU	6,140,000	USD	200,785	08/18	CIT	10,317	—
UYU	4,690,000	USD	159,905	09/18	CIT	—	(143)
UYU	12,965,000	USD	429,049	09/18	CIT	13,717	—
UYU	8,270,000	USD	267,551	10/18	CIT	13,373	—
UYU	10,140,000	USD	326,360	11/18	CIT	16,096	—
ZAR	2,749,000	USD	233,065	06/18	SCB	—	(3,288)
ZAR	4,630,000	USD	369,779	06/18	SCB	17,222	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	7,052,000	USD	598,066	06/18	UBS	$—	($8,620)
ZAR	5,425,000	USD	458,781	07/18	DUB	—	(6,943)
ZAR	13,200,000	USD	1,091,135	07/18	DUB	8,267	—

Total Forward Foreign Currency Contracts						$1,731,665	($2,136,553)

(i)	Purchased options outstanding as of March 31, 2018 were as follows:

Foreign Currency Options

Description	Expiration Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 6.69	04/23/18	SCB	$3,400,000	$5,168	$346
Call - CNH versus USD	6.69	04/24/18	CIT	2,890,000	4,480	297
Call - CNH versus USD	6.65	04/26/18	CIT	2,000,000	3,050	216
Call - CNH versus USD	6.85	07/23/18	CIT	3,000,000	6,825	1,334
Call - CNH versus USD	6.86	08/09/18	BNP	4,000,000	12,760	2,644
Call - CNH versus USD	6.96	08/20/18	SCB	2,160,000	7,452	1,201
Call - CNH versus USD	7.45	11/09/18	CIT	3,600,000	13,752	1,773
Call - CNH versus USD	7.45	11/09/18	JPM	3,290,000	12,370	1,620
Call - CNH versus USD	7.40	11/12/18	DUB	4,390,000	17,911	2,505
Call - CNH versus USD	7.40	11/12/18	GSC	2,500,000	10,283	1,427
Call - EUR versus USD	$0.87	02/24/22	GSC	3,880,000	77,561	14,683
Call - EUR versus USD	0.88	02/28/22	BNP	3,856,000	72,878	14,688

					244,490	42,734

Put - EUR versus USD	1.21	02/27/20	CIT	EUR 3,560,000	73,942	65,067
Put - EUR versus USD	1.21	02/27/20	GSC	1,775,000	36,476	33,248
Put - EUR versus USD	1.22	02/27/20	BNP	1,775,000	39,576	37,061

					149,994	135,376

Total Foreign Currency Options					$394,484	$178,110

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Notional Amount	Cost	Value
Call - FTSE 100	GBP 6,275.00	02/15/22	GSC	64	GBP 401,600	$89,450	$80,793

Total Purchased Options						$483,934	$258,903

(j)	Swap agreements outstanding as of March 31, 2018 were as follows:

Credit Default Swaps on Sovereign Issues - Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	Q	1.000%	06/20/18	CIT	0.145%	$800,000	($1,834)	$76,719	($78,553)
Croatia Government	Q	1.000%	06/20/18	MSC	0.145%	921,000	(2,112)	92,071	(94,183)
Lebanon Government	Q	5.000%	12/20/18	GSC	2.559%	663,000	(12,778)	(39,103)	26,325
Qatar Government	Q	1.000%	03/20/19	GSC	0.220%	490,000	(3,883)	(8,606)	4,723
Croatia Government	Q	1.000%	06/20/20	CIT	0.266%	143,000	(2,341)	10,929	(13,270)
Qatar Government	Q	1.000%	12/20/20	GSC	0.432%	1,120,000	(17,231)	21,581	(38,812)
Qatar Government	Q	1.000%	06/20/21	CIT	0.486%	937,457	(15,292)	5,720	(21,012)
Qatar Government	Q	1.000%	06/20/21	GSC	0.486%	1,241,000	(20,244)	5,274	(25,518)
Lebanon Government	Q	5.000%	06/20/21	GSC	3.819%	200,000	(7,218)	(1,580)	(5,638)
Qatar Government	Q	1.000%	12/20/22	GSC	0.794%	350,000	(3,303)	(3,911)	608
Qatar Government	Q	1.000%	12/20/23	GSC	0.984%	300,000	(348)	284	(632)
Qatar Government	Q	1.000%	09/20/24	GSC	1.104%	290,000	1,666	(622)	2,288
South Africa Government	Q	1.000%	12/20/25	BNP	2.100%	3,167,000	227,446	573,006	(345,560)
Colombia Government	Q	1.000%	06/20/28	GSC	1.785%	419,000	27,135	28,890	(1,755)

							169,663	760,652	(590,989)

				Exchange
South Africa Government	Q	1.000%	06/20/21	ICE	0.885%	1,790,000	(7,837)	126,600	(134,437)
Qatar Government	Q	1.000%	12/20/22	ICE	0.794%	2,040,000	(18,431)	351	(18,782)
Chile Government	Q	1.000%	06/20/23	ICE	0.505%	1,123,000	(27,192)	(26,230)	(962)
Colombia Government	Q	1.000%	06/20/23	ICE	1.059%	1,820,000	4,500	6,256	(1,756)
Malaysia Government	Q	1.000%	06/20/23	ICE	0.731%	7,987,000	(106,877)	(105,675)	(1,202)
Mexican Government	Q	1.000%	06/20/23	ICE	1.079%	2,496,000	9,851	11,226	(1,375)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russia Government	Q	1.000%	06/20/23	ICE	1.232%	$5,686,000	$57,392	$56,243	$1,149
France Government	Q	0.250%	12/20/24	ICE	0.244%	334,000	2,791	3,336	(545)
France Government	Q	0.250%	06/20/28	ICE	0.390%	2,130,000	16,846	21,022	(4,176)

							(68,957)	93,129	(162,086)

Total Credit Default Swaps on Sovereign Issues - Buy Protection							$100,706	$853,781	($753,075)

Credit Default Swaps on Sovereign Issues - Sell Protection (4)
Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	Q	1.000%	06/20/20	BNP	1.117%	$2,488,000	($5,460)	($125,661)	$120,201
Turkey Government	Q	1.000%	12/20/26	BNP	2.698%	1,313,084	(155,720)	(223,125)	67,405
Turkey Government	Q	1.000%	12/20/26	GSC	2.698%	547,119	(64,884)	(93,525)	28,641
Turkey Government	Q	1.000%	12/20/27	GSC	2.813%	327,000	(44,602)	(48,358)	3,756

							($270,666)	($490,669)	$220,003

Credit Default Swaps on Credit Indices - Buy Protection (1)
Referenced Obligation		Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx FINSR 28 5Y		Q	1.000%	12/20/22	ICE	EUR 2,460,000	($65,415)	($69,021)	$3,606
CDX EM 29 5Y		Q	1.000%	06/20/23	ICE	$220,000	3,813	(4,510)	8,323

							($61,602)	($73,531)	$11,929

Total Credit Default Swaps							($231,562)	$289,581	($521,143)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cross Currency Swaps - Pay Floating Rate

Notional Amount on Floating Rate (Currency Delivered)	Notional Amount on Fixed Rate (Currency Received)	Payment Frequency	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CLP 708,032,935	CLF 26,554	S	6-Month Sinacofi CLP	GSC	0.885%	10/04/22	($8,512)	$—	($8,512)
708,079,936	26,554	S	6-Month Sinacofi CLP	GSC	0.900%	10/05/22	(7,611)	—	(7,611)
354,063,601	13,277	S	6-Month Sinacofi CLP	GSC	0.900%	10/06/22	(3,413)	—	(3,413)
708,312,814	26,554	S	6-Month Sinacofi CLP	GSC	0.920%	10/11/22	(5,478)	—	(5,478)
308,611,661	11,583	S	6-Month Sinacofi CLP	GSC	0.910%	10/26/22	(2,411)	—	(2,411)
123,407,460	4,633	S	6-Month Sinacofi CLP	GSC	0.950%	10/28/22	(526)	—	(526)
632,668,690	23,649	S	6-Month Sinacofi CLP	GSC	0.960%	12/04/22	(1,137)	—	(1,137)
129,133,095	4,826	S	6-Month Sinacofi CLP	GSC	0.950%	12/05/22	(329)	—	(329)
94,743,656	3,535	S	6-Month Sinacofi CLP	GSC	0.990%	01/04/23	207	—	207

							($29,210)	$—	($29,210)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Cross Currency Swaps - Receive Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Payment Frequency	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KRW 947,300,000	$835,509	S	6-Month USD-LIBOR	BNP	1.095%	03/02/20	($48,193)	$—	($48,193)
722,900,000	624,536	S	6-Month USD-LIBOR	BNP	1.190%	03/08/20	(51,221)	—	(51,221)
933,500,000	838,197	S	6-Month USD-LIBOR	BNP	1.230%	03/31/20	(39,853)	—	(39,853)
549,700,000	484,368	S	6-Month USD-LIBOR	BNP	1.180%	04/20/20	(28,440)	—	(28,440)

							($167,707)	$—	($167,707)

Total Cross Currency Swaps							($196,917)	$—	($196,917)

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Counter- party	Fixed Rate		Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day INR-MIBOR	S/S	GSC	6.100%		06/15/22	INR 122,600,000	($31,851)	$—	($31,851)
1-Day INR-MIBOR	S/S	SCB	6.130%		06/19/22	53,900,000	(13,080)	—	(13,080)
1-Day INR-MIBOR	S/S	JPM	6.160%		06/21/22	18,173,000	(4,089)	—	(4,089)
1-Day INR-MIBOR	A/A	BNP	6.100%		06/23/22	32,783,000	(8,558)	—	(8,558)
1-Day INR-MIBOR	S/S	CIT	6.120%		06/29/22	79,900,000	(20,012)	—	(20,012)
1-Day INR-MIBOR	S/S	CIT	6.135%		06/29/22	39,400,000	(9,514)	—	(9,514)
1-Day INR-MIBOR	S/S	CIT	6.180%		06/30/22	67,500,000	(14,493)	—	(14,493)
1-Day INR-MIBOR	S/S	JPM	6.215%		07/06/22	17,800,000	(3,472)	—	(3,472)
1-Day INR-MIBOR	S/S	GSC	6.230%		07/07/22	28,420,000	(5,294)	—	(5,294)
1-Day INR-MIBOR	S/S	MSC	6.220%		07/11/22	102,680,000	(19,843)	—	(19,843)
1-Day INR-MIBOR	S/S	DUB	6.685%		12/22/22	38,000,000	3,023	—	3,023
1-Day INR-MIBOR	S/S	SCB	6.675%		12/26/22	45,200,000	3,252	—	3,252
1-Day INR-MIBOR	S/S	JPM	6.685%		12/27/22	53,000,000	4,145	—	4,145
1-Day INR-MIBOR	S/S	DUB	6.700%		12/27/22	52,700,000	4,641	—	4,641
1-Day INR-MIBOR	S/S	GSC	6.755%		01/04/23	35,100,000	4,272	—	4,272
3-Month NZD Bank Bills	S/Q	JPM	4.060%		06/04/23	NZD 810,000	47,021	—	47,021

							(63,852)	—	(63,852)

		Exchange
28-Day MXN-TIIE	L/L	CME	6.826%		07/01/19	MXN 127,610,000	(79,507)	—	(79,507)
28-Day MXN-TIIE	L/L	CME	7.005%		08/19/19	29,260,000	(15,491)	—	(15,491)
28-Day MXN-TIIE	L/L	CME	7.035%		08/19/19	29,260,000	(14,846)	—	(14,846)
28-Day MXN-TIIE	L/L	CME	6.998%		08/21/19	29,570,000	(15,828)	—	(15,828)
28-Day MXN-TIIE	L/L	CME	7.005%		08/22/19	24,770,000	(13,148)	—	(13,148)
28-Day MXN-TIIE	L/L	CME	7.030%		08/23/19	69,140,000	(35,458)	—	(35,458)
28-Day MXN-TIIE	L/L	CME	7.250%		10/21/19	8,640,000	(3,103)	—	(3,103)
28-Day MXN-TIIE	L/L	CME	7.300%		10/22/19	8,618,000	(2,718)	—	(2,718)
28-Day MXN-TIIE	L/L	CME	7.310%		10/22/19	34,472,000	(10,225)	—	(10,225)
28-Day MXN-TIIE	L/L	CME	7.700%		12/12/19	72,000,000	3,360	—	3,360
28-Day MXN-TIIE	L/L	CME	7.715%		12/13/19	70,800,000	4,247	—	4,247
28-Day MXN-TIIE	L/L	CME	7.680%		01/24/20	50,049,771	2,749	—	2,749
28-Day MXN-TIIE	L/L	CME	7.700%		01/24/20	15,810,229	1,016	—	1,016
3-Month CHF-LIBOR	A/Q	LCH	(0.458%	)	03/25/20	CHF 3,006,000	1,310	—	1,310
3-Month CHF-LIBOR	A/Q	LCH	(0.455%	)	03/25/20	3,157,000	1,209	—	1,209
3-Month CHF-LIBOR	A/Q	LCH	(0.450%	)	03/25/20	3,006,000	1,071	—	1,071
3-Month SEK-STIBOR	A/Q	LCH	0.075%		03/25/20	SEK 40,016,000	2,424	—	2,424
3-Month SEK-STIBOR	A/Q	LCH	0.078%		03/25/20	40,615,000	2,583	—	2,583
3-Month CHF-LIBOR	A/Q	LCH	(0.470%	)	03/26/20	CHF 1,519,000	327	—	327
3-Month SEK-STIBOR	A/Q	LCH	0.050%		03/26/20	SEK 13,288,000	387	—	387
3-Month CHF-LIBOR	A/Q	LCH	(0.485%	)	03/27/20	CHF 1,520,000	72	—	72
3-Month CHF-LIBOR	A/Q	LCH	(0.480%	)	03/27/20	1,519,000	153	—	153
3-Month SEK-STIBOR	A/Q	LCH	0.043%		03/27/20	SEK 26,708,000	619	—	619
3-Month CHF-LIBOR	A/Q	LCH	(0.470%	)	03/29/20	CHF 3,064,000	554	—	554
3-Month SEK-STIBOR	A/Q	LCH	0.045%		03/29/20	SEK 26,840,000	473	—	473
3-Month CHF-LIBOR	A/Q	LCH	(0.495%	)	04/03/20	CHF 4,578,000	(594)	—	(594)
3-Month SEK-STIBOR	A/Q	LCH	0.033%		04/03/20	SEK 26,774,000	(129)	—	(129)
3-Month SEK-STIBOR	A/Q	LCH	0.028%		04/06/20	13,584,000	(194)	—	(194)
3-Month USD-LIBOR	S/Q	LCH	1.744%		07/31/20	$1,800,000	(34,733)	—	(34,733)
3-Month USD-LIBOR	A/Q	LCH	1.750%		07/31/20	535,000	(10,384)	—	(10,384)
3-Month USD-LIBOR	S/Q	LCH	1.560%		08/22/20	713,000	(17,186)	—	(17,186)
3-Month USD-LIBOR	S/Q	LCH	1.545%		09/23/20	80,000	(2,077)	—	(2,077)
3-Month USD-LIBOR	S/Q	LCH	1.424%		10/28/20	680,000	(20,236)	—	(20,236)
3-Month USD-LIBOR	S/Q	LCH	1.426%		10/28/20	680,000	(20,193)	—	(20,193)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S/Q	LCH	1.540%	11/05/20	$706,000	($19,111)	$—	($19,111)
3-Month USD-LIBOR	S/Q	LCH	1.555%	11/09/20	683,000	(18,323)	—	(18,323)
3-Month USD-LIBOR	S/Q	LCH	1.114%	02/23/21	441,000	(18,809)	—	(18,809)
6-Month PLN-WIBOR	A/S	LCH	2.410%	12/13/21	PLN 1,172,000	2,794	—	2,794
6-Month PLN-WIBOR	A/S	LCH	2.460%	01/12/22	2,113,000	5,938	—	5,938
3-Month USD-LIBOR	S/Q	LCH	1.841%	09/15/22	$320,000	(11,259)	(11,617)	358
Brazil CETIP Interbank	Z/Z	CME	9.255%	01/02/23	BRL 2,743,294	13,579	—	13,579
Brazil CETIP Interbank	Z/Z	CME	9.290%	01/02/23	2,627,455	13,826	—	13,826
Brazil CETIP Interbank	Z/Z	CME	9.310%	01/02/23	1,287,783	7,019	—	7,019
Brazil CETIP Interbank	Z/Z	CME	9.325%	01/02/23	1,237,035	6,894	—	6,894
Brazil CETIP Interbank	Z/Z	CME	9.360%	01/02/23	1,406,950	8,224	—	8,224
3-Month CAD-CDOR	S/S	LCH	2.489%	02/05/23	CAD 3,280,000	14,838	—	14,838
3-Month CAD-CDOR	S/S	LCH	2.506%	02/05/23	1,650,000	8,501	—	8,501
3-Month CAD-CDOR	S/S	LCH	2.458%	02/06/23	1,998,500	6,869	—	6,869
6-Month PLN-WIBOR	A/S	LCH	2.688%	02/07/23	PLN 1,998,000	8,827	—	8,827
6-Month PLN-WIBOR	A/S	LCH	2.625%	02/09/23	2,455,000	8,781	—	8,781
6-Month EUR-LIBOR	A/S	LCH	0.471%	02/27/23	EUR 3,100,000	22,652	—	22,652
3-Month USD-LIBOR	S/Q	LCH	1.686%	06/03/26	$480,000	(37,640)	—	(37,640)
3-Month NZD Bank Bills	S/Q	LCH	2.485%	07/25/26	NZD 1,000,000	(24,369)	—	(24,369)
6-Month PLN-WIBOR	A/S	LCH	2.226%	07/28/26	PLN 1,850,000	(20,096)	—	(20,096)
6-Month PLN-WIBOR	A/S	LCH	2.280%	09/21/26	483,000	(4,879)	—	(4,879)
6-Month PLN-WIBOR	A/S	LCH	2.300%	09/21/26	1,787,000	(17,261)	—	(17,261)
6-Month PLN-WIBOR	A/S	LCH	2.490%	10/13/26	510,000	(2,861)	—	(2,861)
6-Month PLN-WIBOR	A/S	LCH	2.470%	10/19/26	519,000	(3,165)	—	(3,165)
6-Month PLN-WIBOR	A/S	LCH	2.430%	10/20/26	570,000	(3,988)	—	(3,988)
6-Month PLN-WIBOR	A/S	LCH	2.470%	10/28/26	514,000	(3,167)	—	(3,167)
6-Month PLN-WIBOR	A/S	LCH	2.560%	11/02/26	514,000	(2,153)	—	(2,153)
6-Month PLN-WIBOR	A/S	LCH	2.540%	11/07/26	514,000	(2,406)	—	(2,406)
6-Month PLN-WIBOR	A/S	LCH	2.500%	11/08/26	514,000	(2,867)	—	(2,867)
6-Month PLN-WIBOR	A/S	LCH	2.516%	11/10/26	1,419,000	(7,406)	—	(7,406)
6-Month AUD Bank Bills	S/S	LCH	2.660%	06/15/27	AUD 5,070,000	(35,834)	—	(35,834)
6-Month PLN-WIBOR	A/S	LCH	3.120%	02/07/28	PLN 528,000	3,532	—	3,532
6-Month PLN-WIBOR	A/S	LCH	3.140%	02/07/28	350,000	1,072	—	1,072
6-Month PLN-WIBOR	A/S	LCH	3.170%	02/07/28	1,067,000	8,480	—	8,480
6-Month PLN-WIBOR	A/S	LCH	3.100%	02/08/28	528,000	3,264	—	3,264
6-Month PLN-WIBOR	A/S	LCH	3.080%	02/09/28	1,017,000	5,771	—	5,771
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.405%	02/06/33	$149,500	1,770	—	1,770
Eurostat Eurozone HICP	Z/Z	LCH	1.772%	08/15/42	EUR 379,000	(8,668)	—	(8,668)
Eurostat Eurozone HICP	Z/Z	LCH	1.775%	08/15/42	381,000	(8,331)	—	(8,331)
Eurostat Eurozone HICP	Z/Z	LCH	1.793%	08/15/42	371,000	(5,931)	—	(5,931)
Eurostat Eurozone HICP	Z/Z	LCH	1.847%	10/15/42	374,000	54	—	54
Eurostat Eurozone HICP	Z/Z	LCH	1.935%	02/15/43	30,900	854	—	854
Eurostat Eurozone HICP	Z/Z	LCH	1.885%	08/07/47	6,000	(22)	—	(22)

						(378,503)	(11,617)	(366,886)

Total Interest Rate Swaps - Pay Floating Rate						($442,355)	($11,617)	($430,738)

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month SAR-SAIBOR	A/Q	GSC	2.160%	08/03/20	SAR 3,990,000	$6,218	$—	$6,218
3-Month SAR-SAIBOR	A/Q	GSC	2.350%	08/12/20	5,188,000	654	—	654
3-Month SAR-SAIBOR	A/Q	GSC	3.410%	08/22/20	4,051,000	(32,795)	—	(32,795)
3-Month SAR-SAIBOR	A/Q	GSC	2.645%	02/23/21	2,118,000	5,236	—	5,236
3-Month SAR-SAIBOR	A/Q	DUB	2.760%	03/07/21	4,235,000	7,136	—	7,136
6-Month Sinacofi CLP	S/S	GSC	3.560%	10/04/22	CLP 758,690,000	(6,127)	—	(6,127)
6-Month Sinacofi CLP	S/S	GSC	3.570%	10/05/22	1,105,520,000	(9,651)	—	(9,651)
6-Month Sinacofi CLP	S/S	GSC	3.590%	10/10/22	737,010,000	(7,266)	—	(7,266)
6-Month Sinacofi CLP	S/S	GSC	3.500%	10/26/22	337,840,000	(468)	—	(468)
6-Month Sinacofi CLP	S/S	GSC	3.540%	10/30/22	130,308,000	(537)	—	(537)
6-Month Sinacofi CLP	S/S	GSC	3.570%	12/04/22	656,370,000	(2,133)	—	(2,133)
6-Month Sinacofi CLP	S/S	GSC	3.560%	12/05/22	135,130,000	(322)	—	(322)
6-Month Sinacofi CLP	S/S	GSC	3.600%	01/04/23	99,907,000	(273)	—	(273)
3-Month SAR-SAIBOR	A/Q	GSC	3.380%	05/10/26	SAR 1,945,000	(8,376)	—	(8,376)
3-Month SAR-SAIBOR	A/Q	GSC	3.710%	06/06/26	1,540,000	(16,812)	—	(16,812)
3-Month KRW-KWCDC	Q/Q	BNP	1.920%	02/07/27	KRW 494,000,000	13,746	—	13,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Counterparty	Fixed Rate		Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month KRW-KWCDC	Q/Q	BNP	1.845%		02/07/37	KRW 269,000,000	$21,369	$—	$21,369
3-Month KRW-KWCDC	Q/Q	GSC	2.030%		07/12/37	136,100,000	7,307	—	7,307

							(23,094)	—	(23,094)

		Exchange
Brazil CETIP Interbank	Z/Z	CME	6.770%		01/02/19	BRL 28,655,008	(33,666)	—	(33,666)
Brazil CETIP Interbank	Z/Z	CME	6.790%		01/02/19	6,923,499	(8,484)	—	(8,484)
Brazil CETIP Interbank	Z/Z	CME	6.798%		01/02/19	6,824,586	(8,497)	—	(8,497)
Brazil CETIP Interbank	Z/Z	CME	6.820%		01/02/19	7,844,176	(10,223)	—	(10,223)
3-Month EUR-LIBOR	A/Q	LCH	(0.086%	)	03/25/20	EUR 4,046,000	(2,567)	—	(2,567)
3-Month EUR-LIBOR	A/Q	LCH	(0.088%	)	03/25/20	4,046,000	(2,492)	—	(2,492)
3-Month EUR-LIBOR	A/Q	LCH	(0.106%	)	03/26/20	1,309,000	(493)	—	(493)
3-Month EUR-LIBOR	A/Q	LCH	(0.103%	)	03/27/20	1,309,000	(528)	—	(528)
3-Month EUR-LIBOR	A/Q	LCH	(0.110%	)	03/27/20	1,309,000	(423)	—	(423)
3-Month EUR-LIBOR	A/Q	LCH	(0.113%	)	03/29/20	2,579,000	(644)	—	(644)
3-Month EUR-LIBOR	A/Q	LCH	(0.120%	)	04/03/20	3,902,000	(449)	—	(449)
6-Month HUF-BUBOR	A/S	LCH	1.265%		12/13/21	HUF 80,325,000	(6,643)	—	(6,643)
6-Month HUF-BUBOR	A/S	LCH	1.460%		01/12/22	141,670,000	(15,638)	—	(15,638)
6-Month EUR-LIBOR	A/S	LCH	0.250%		09/20/22	EUR 2,250,000	2,892	9,537	(6,645)
6-Month HUF-BUBOR	A/S	LCH	1.253%		02/06/23	HUF 132,996,000	(7,278)	—	(7,278)
6-Month HUF-BUBOR	A/S	LCH	1.315%		02/09/23	166,839,000	(11,050)	—	(11,050)
3-Month NZD Bank Bills	S/Q	LCH	2.753%		02/09/23	NZD 1,440,000	(7,253)	—	(7,253)
3-Month NZD Bank Bills	S/Q	LCH	2.755%		02/09/23	1,040,000	(5,324)	—	(5,324)
3-Month NZD Bank Bills	S/Q	LCH	2.740%		02/13/23	2,600,000	(11,937)	—	(11,937)
3-Month NZD Bank Bills	S/Q	LCH	2.728%		02/16/23	1,000,000	(4,154)	—	(4,154)
3-Month NZD Bank Bills	S/Q	LCH	2.734%		02/20/23	1,100,000	(4,763)	—	(4,763)
3-Month NZD Bank Bills	S/Q	LCH	2.740%		02/22/23	1,180,000	(5,323)	—	(5,323)
6-Month EUR-LIBOR	A/S	LCH	1.000%		03/21/23	EUR 570,000	(20,562)	(18,223)	(2,339)
6-Month HUF-BUBOR	A/S	LCH	1.923%		07/28/26	HUF 131,000,000	(8,652)	—	(8,652)
6-Month HUF-BUBOR	A/S	LCH	1.940%		08/01/26	92,200,000	(6,498)	—	(6,498)
6-Month HUF-BUBOR	A/S	LCH	1.888%		09/21/26	89,324,000	(4,154)	—	(4,154)
6-Month HUF-BUBOR	A/S	LCH	1.930%		09/21/26	36,212,000	(2,165)	—	(2,165)
6-Month HUF-BUBOR	A/S	LCH	1.935%		09/21/26	35,307,000	(2,166)	—	(2,166)
6-Month HUF-BUBOR	A/S	LCH	2.140%		10/13/26	35,971,000	(4,430)	—	(4,430)
6-Month HUF-BUBOR	A/S	LCH	2.075%		10/28/26	35,850,000	(3,597)	—	(3,597)
6-Month HUF-BUBOR	A/S	LCH	2.180%		11/03/26	35,967,000	(4,784)	—	(4,784)
6-Month HUF-BUBOR	A/S	LCH	2.150%		11/07/26	35,266,000	(4,323)	—	(4,323)
6-Month HUF-BUBOR	A/S	LCH	2.120%		11/08/26	35,033,000	(3,958)	—	(3,958)
6-Month HUF-BUBOR	A/S	LCH	2.145%		11/10/26	96,456,000	(11,644)	—	(11,644)
3-Month NZD Bank Bills	S/Q	LCH	3.400%		04/28/27	NZD 900,000	(21,118)	—	(21,118)
3-Month NZD Bank Bills	S/Q	LCH	3.395%		05/08/27	705,000	(16,285)	—	(16,285)
3-Month NZD Bank Bills	S/Q	LCH	3.405%		05/08/27	705,000	(16,694)	—	(16,694)
3-Month NZD Bank Bills	S/Q	LCH	3.313%		05/18/27	609,000	(11,116)	—	(11,116)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.965%		06/23/27	$2,000,000	61,935	—	61,935
3-Month USD-LIBOR	S/Q	LCH	2.111%		09/05/27	215,000	11,813	—	11,813
3-Month USD-LIBOR	S/Q	LCH	2.023%		09/11/27	259,000	16,207	—	16,207
3-Month USD-LIBOR	S/Q	LCH	2.175%		09/19/27	1,592,000	79,610	—	79,610
28-Day MXN-TIIE	L/L	CME	7.670%		12/02/27	MXN 35,900,000	(2,918)	—	(2,918)
3-Month NZD Bank Bills	S/Q	LCH	3.128%		01/09/28	NZD 1,000,000	(5,212)	—	(5,212)
3-Month NZD Bank Bills	S/Q	LCH	3.130%		01/09/28	1,000,000	(5,366)	—	(5,366)
3-Month NZD Bank Bills	S/Q	LCH	3.150%		01/11/28	1,000,000	(6,590)	—	(6,590)
3-Month NZD Bank Bills	S/Q	LCH	3.203%		01/12/28	2,000,000	(19,628)	—	(19,628)
3-Month USD-LIBOR	S/Q	LCH	2.676%		01/30/28	$700,000	5,807	—	5,807
3-Month USD-LIBOR	S/Q	LCH	2.723%		01/31/28	40,000	168	—	168
3-Month USD-LIBOR	S/Q	LCH	2.735%		02/01/28	640,200	2,035	—	2,035
3-Month USD-LIBOR	S/Q	LCH	2.820%		02/05/28	410,000	(1,855)	—	(1,855)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.353%		02/06/28	36,100	(236)	—	(236)
6-Month HUF-BUBOR	A/S	LCH	2.090%		02/07/28	HUF 23,271,000	(831)	—	(831)
6-Month HUF-BUBOR	A/S	LCH	2.115%		02/07/28	69,724,000	(3,115)	—	(3,115)
6-Month HUF-BUBOR	A/S	LCH	2.180%		02/07/28	34,475,000	(2,350)	—	(2,350)
6-Month HUF-BUBOR	A/S	LCH	2.195%		02/08/28	35,165,000	(2,582)	—	(2,582)
6-Month HUF-BUBOR	A/S	LCH	2.230%		02/09/28	67,395,000	(5,790)	—	(5,790)
3-Month USD-LIBOR	S/Q	LCH	2.845%		02/09/28	$21,640	(140)	—	(140)
Eurostat Eurozone HICP	Z/Z	LCH	1.569%		08/15/32	EUR 379,000	5,850	—	5,850
Eurostat Eurozone HICP	Z/Z	LCH	1.585%		08/15/32	381,000	4,703	—	4,703
Eurostat Eurozone HICP	Z/Z	LCH	1.601%		08/15/32	371,000	3,429	—	3,429
Eurostat Eurozone HICP	Z/Z	LCH	1.638%		10/15/32	374,000	1,410	—	1,410
Eurostat Eurozone HICP	Z/Z	LCH	1.735%		02/15/33	30,900	(427)	—	(427)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.419%	02/06/43	$149,500	($3,836)	$—	($3,836)
6-Month JPY-LIBOR	S/S	LCH	0.783%	12/19/46	JPY 47,720,000	7,601	—	7,601
6-Month JPY-LIBOR	S/S	LCH	0.853%	06/19/47	14,700,000	(73)	—	(73)
6-Month JPY-LIBOR	S/S	LCH	0.856%	06/19/47	14,700,000	(187)	—	(187)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.160%	08/04/47	$135,000	6,290	—	6,290
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.148%	08/07/47	80,000	4,001	—	4,001
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.146%	08/25/47	169,000	8,624	—	8,624
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.149%	09/01/47	168,000	8,464	—	8,464
6-Month JPY-LIBOR	S/S	LCH	0.892%	09/18/47	JPY 51,000,000	(5,064)	—	(5,064)
6-Month JPY-LIBOR	S/S	LCH	0.924%	09/18/47	46,000,000	(8,341)	—	(8,341)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.220%	10/05/47	$147,000	4,729	—	4,729
6-Month JPY-LIBOR	S/S	LCH	0.946%	12/18/47	JPY 85,000,000	(19,759)	—	(19,759)
6-Month JPY-LIBOR	S/S	LCH	0.949%	12/18/47	22,000,000	(5,316)	—	(5,316)
6-Month JPY-LIBOR	S/S	LCH	0.953%	12/18/47	39,000,000	(9,782)	—	(9,782)
6-Month JPY-LIBOR	S/S	LCH	0.958%	12/18/47	43,850,000	(11,574)	—	(11,574)
6-Month EUR-LIBOR	A/S	LCH	1.635%	02/27/48	EUR 640,000	(29,817)	—	(29,817)

						(205,196)	(8,686)	(196,510)

Total Interest Rate Swaps - Receive Floating Rate						($228,290)	($8,686)	($219,604)

Total Interest Rate Swaps						($670,645)	($20,303)	($650,342)

Total Return Swaps - Pay Floating Rate

Receive Total Return	Pay	Payment Frequency Fixed Rate/ Floating Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ukraine Treasury Bills	3-Month USD-LIBOR + 1.500%	Z/Z	CIT	04/27/18	UAH 29,190,000	$60,332	$—	$60,332
Egyptian Treasury Bills	3-Month USD-LIBOR + 0.550%	Z/Q	GSC	07/24/18	EGP 3,325,000	7,775	468	7,307
Ukraine Treasury Bills	3-Month USD-LIBOR + 1.500%	Z/Z	CIT	07/27/18	UAH 7,245,000	10,155	—	10,155
Ukraine Treasury Bills	3-Month USD-LIBOR + 1.500%	Q/Z	CIT	10/12/18	12,490,000	5,770	—	5,770

						$84,032	$468	$83,564

Total Swap Agreements						($1,015,092)	$269,746	($1,284,838)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Cyprus	$245,191	$245,191	$ —	$ —
	Iceland	1,784,466	1,182,304	602,162	—
	Japan	577,756	577,756	—	—
	Singapore	174,779	—	174,779	—
	South Korea	633,207	633,207	—	—
	Turkey	488,668	—	488,668
	Vietnam	913,317	913,317	—	—

	Total Common Stocks	4,817,384	3,551,775	1,265,609	—

	Corporate Bond & Notes	1,651,339	—	1,651,339	—
	Senior Loan Notes	904,978	—	114,000	790,978
	Mortgage-Backed Securities	200,558	—	200,558	—
	Foreign Government Bonds & Notes	29,548,390	—	29,548,390	—
	Short-Term Investments	19,661,471	10,315,015	9,346,456	—
	Derivatives:
	Credit Contracts
	Swaps	351,440	—	351,440	—
	Equity Contracts
	Purchased Options	80,793	—	80,793	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,731,665	—	1,731,665	—
	Purchased Options	178,110	—	178,110	—
	Swaps	207	—	207	—

	Total Foreign Currency Contracts	1,909,982	—	1,909,982	—

	Interest Rate Contracts
	Futures	7,238	7,238	—	—
	Swaps	623,713	—	623,713	—

	Total Interest Rate Contracts	630,951	7,238	623,713	—

	Total Assets - Derivatives	2,973,166	7,238	2,965,928	—

	Total Assets	59,757,286	13,874,028	45,092,280	790,978

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(583,002)	—	(583,002)	—
	Foreign Currency Contracts
	Forward Volatility Agreements	(10,313)	—	(10,313)	—
	Forward Foreign Currency Contracts	(2,136,553)	—	(2,136,553)	—
	Swaps	(197,124)	—	(197,124)	—

	Total Foreign Currency Contracts	(2,343,990)	—	(2,343,990)	—

	Interest Rate Contracts
	Futures	(11,625)	(11,625)	—	—
	Swaps	(1,210,326)	—	(1,210,326)	—

	Total Interest Rate Contracts	(1,221,951)	(11,625)	(1,210,326)	—

	Total Liabilities - Derivatives	(4,148,943)	(11,625)	(4,137,318)	—

	Total Liabilities	(4,148,943)	(11,625)	(4,137,318)	—

	Total	$55,608,343	$13,862,403	$40,954,962	$790,978

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2018

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2018:

	Senior Loan Notes	Short-Term Investment	Forward Foreign Currency Contracts	Total
Value, Beginning of Year	$687,242	$215,290	$660	$903,192
Purchases	1,413,128	—	—	1,413,128
Sales (Includes Paydowns)	(1,305,794)	(220,000)	(3,634)	(1,529,428)
Accrued Discounts (Premiums)	9,182	4,710	—	13,892
Net Realized Gains (Losses)	18,378	—	3,634	22,012
Change in Net Unrealized Appreciation (Depreciation)	(31,158)	—	(660)	(31,818)
Transfers In	—	—	—	—
Transfers Out	—	—	—	—

Value, End of Year	$790,978	$—	$—	$790,978

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($3,812)	$—	$—	($3,812)

Additional information about Level 3 fair value measurements as of March 31, 2018 was as follows:

	Value at 03/31/18	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Senior Loan Notes	$790,978	Demand Yield Model	Comparable spread to U.S. Treasury Bonds	1,349.0 bps	N/A

A significant increase in the discount in the spread to U.S. Treasuries could result in a decrease to the fair value measurement. Conversely, significant movements in the opposite direction of this unobservable input could have the inverse effect on the fair value measurement.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan based on the performance of comparable credit quality senior loans of other companies. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$863,314	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 44.3%

Basic Materials - 0.4%

Anglo American Capital PLC (United Kingdom) 4.125% due 04/15/21 ~	$1,600,000	$1,625,656
Glencore Funding 80 LLC (Switzerland) 3.000% due 10/27/22 ~	1,600,000	1,545,304

		3,170,960

Communications - 2.8%

Amazon.com Inc 2.400% due 02/22/23 ~	2,000,000	1,932,921
AT&T Inc
2.672% (USD LIBOR + 0.950%) due 07/15/21 §	1,800,000	1,819,898
3.000% due 02/15/22	3,200,000	3,162,458
3.875% due 08/15/21	2,000,000	2,036,474
Cisco Systems Inc 2.200% due 02/28/21	1,300,000	1,276,805
eBay Inc 3.800% due 03/09/22	3,060,000	3,111,423
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	2,400,000	2,382,674
Verizon Communications Inc
3.145% (USD LIBOR + 1.000%) due 03/16/22 §	4,800,000	4,894,464

		20,617,117

Consumer, Cyclical - 5.7%

Alimentation Couche-Tard Inc (Canada) 2.350% due 12/13/19 ~	4,200,000	4,152,109
Daimler Finance North America LLC (Germany)
2.354% (USD LIBOR + 0.450%) due 02/22/21 § ~	6,000,000	6,006,255
2.450% due 05/18/20 ~	3,200,000	3,155,186
Ford Motor Credit Co LLC 2.681% due 01/09/20	3,200,000	3,174,114
2.867% (USD LIBOR + 1.080%) due 08/03/22 §	3,200,000	3,228,049
General Motors Financial Co Inc 2.650% due 04/13/20	3,200,000	3,162,421
3.612% (USD LIBOR + 1.310%) due 06/30/22 §	2,400,000	2,436,186
Hyundai Capital America 2.891% (USD LIBOR + 0.820%) due 03/12/21 § ~	3,000,000	3,001,696
McDonald’s Corp 2.625% due 01/15/22	1,600,000	1,576,059
Nissan Motor Acceptance Corp
2.985% (USD LIBOR + 0.690%) due 09/28/22 § ~	3,200,000	3,205,254
2.992% (USD LIBOR + 0.650%) due 07/13/22 § ~	2,500,000	2,503,368
The Home Depot Inc 2.625% due 06/01/22	1,000,000	985,338
Toyota Motor Credit Corp
2.527% (USD LIBOR + 0.480%) due 09/08/22 §	5,500,000	5,533,426

		42,119,461

Consumer, Non-Cyclical - 8.4%

Amgen Inc 2.650% due 05/11/22	1,500,000	1,464,979
Anheuser-Busch InBev Finance Inc (Belgium) 2.650% due 02/01/21	4,000,000	3,970,683
3.300% due 02/01/23	5,300,000	5,307,044
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.052% (USD LIBOR + 0.740%) due 01/12/24 §	1,300,000	1,308,666

	Principal Amount	Value
BAT International Finance PLC (United Kingdom) 3.500% due 06/15/22 ~	$3,200,000	$3,192,495
Campbell Soup Co
2.645% (USD LIBOR + 0.500%) due 03/16/20 §	3,000,000	3,000,855
CVS Health Corp 2.750% due 12/01/22	1,500,000	1,444,926
2.777% (USD LIBOR + 0.720%) due 03/09/21 §	1,500,000	1,511,906
3.350% due 03/09/21	1,750,000	1,760,441
Danone SA (France) 2.077% due 11/02/21 ~	2,500,000	2,397,234
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	2,200,000	2,185,148
3.750% due 07/21/22 ~	1,000,000	1,004,572
Medtronic Inc 3.150% due 03/15/22	4,200,000	4,208,123
Mondelez International Holdings Netherlands BV 2.000% due 10/28/21 ~	1,500,000	1,432,331
2.370% (USD LIBOR + 0.610%) due 10/28/19 § ~	1,010,000	1,011,598
Philip Morris International Inc 1.875% due 02/25/21	5,000,000	4,836,271
2.000% due 02/21/20	4,000,000	3,941,232
Reynolds American Inc (United Kingdom) 3.250% due 06/12/20	4,347,000	4,349,153
Smithfield Foods Inc 3.350% due 02/01/22 ~	4,100,000	4,017,133
Unilever Capital Corp (United Kingdom) 2.750% due 03/22/21	4,000,000	3,991,114
UnitedHealth Group Inc 3.350% due 07/15/22	2,300,000	2,317,192
Zimmer Biomet Holdings Inc 2.700% due 04/01/20	1,500,000	1,484,256
2.928% (USD LIBOR + 0.750%) due 03/19/21 §	1,600,000	1,602,676

		61,740,028

Energy - 2.1%

BP Capital Markets PLC (United Kingdom) 4.500% due 10/01/20	1,300,000	1,347,614
Energy Transfer Partners LP 3.600% due 02/01/23	2,100,000	2,048,584
Enterprise Products Operating LLC 2.550% due 10/15/19	2,000,000	1,988,107
5.250% due 01/31/20	2,100,000	2,180,099
Kinder Morgan Energy Partners LP 3.500% due 03/01/21	2,000,000	2,002,287
MPLX LP 3.375% due 03/15/23	1,500,000	1,483,311
Phillips 66
2.606% (USD LIBOR + 0.600%) due 02/26/21 §	1,500,000	1,502,047
Statoil ASA (Norway) 2.450% due 01/17/23	1,000,000	968,980
Williams Partners LP 5.250% due 03/15/20	1,500,000	1,554,857

		15,075,886

Financial - 20.6%

AerCap Ireland Capital DAC (Netherlands) 3.750% due 05/15/19	902,000	907,833
3.950% due 02/01/22	960,000	964,612
Air Lease Corp 2.125% due 01/15/20	2,000,000	1,965,275
2.625% due 07/01/22	1,500,000	1,449,387
American Express Co
2.606% (USD LIBOR + 0.650%) due 02/27/23 §	5,000,000	4,987,358
American Express Credit Corp 2.125% due 03/18/19	1,500,000	1,492,263

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
Ares Capital Corp 3.625% due 01/19/22	$1,000,000	$986,890
3.875% due 01/15/20	1,500,000	1,516,081
Australia & New Zealand Banking Group Ltd (Australia) 2.550% due 11/23/21	1,350,000	1,319,339
AvalonBay Communities Inc REIT 3.625% due 10/01/20	1,500,000	1,519,960
Bank of America Corp 2.250% due 04/21/20	6,400,000	6,299,176
2.503% due 10/21/22	7,200,000	6,919,541
2.905% (USD LIBOR + 1.160%) due 01/20/23 §	14,892,000	15,087,081
4.125% due 01/22/24	1,000,000	1,029,713
Bank of Montreal (Canada) 1.900% due 08/27/21	1,500,000	1,441,111
BB&T Corp 2.625% due 06/29/20	3,700,000	3,669,716
Boston Properties LP REIT 4.125% due 05/15/21	1,500,000	1,539,337
Citizens Bank NA
3.252% (USD LIBOR + 0.950%) due 03/29/23 §	4,000,000	4,004,473
Commonwealth Bank of Australia (Australia) 2.300% due 09/06/19	4,000,000	3,970,452
Cooperatieve Rabobank UA (Netherlands) 2.250% due 01/14/20	3,200,000	3,159,346
4.500% due 01/11/21	1,600,000	1,661,442
Credit Suisse AG (Switzerland) 2.300% due 05/28/19	2,200,000	2,186,201
Fifth Third Bank 1.625% due 09/27/19	1,455,000	1,430,193
HSBC Bank USA NA 4.875% due 08/24/20	3,200,000	3,313,986
HSBC Holdings PLC (United Kingdom) 3.400% due 03/08/21	4,000,000	4,019,527
ING Bank NV (Netherlands) 2.450% due 03/16/20 ~	1,600,000	1,581,313
2.750% due 03/22/21 ~	2,200,000	2,173,922
Jackson National Life Global Funding 2.500% due 06/27/22 ~	1,850,000	1,794,154
MassMutual Global Funding II 2.350% due 04/09/19 ~	2,100,000	2,093,980
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	2,075,548
Mitsubishi UFJ Financial Group Inc (Japan)
2.535% (USD LIBOR + 0.790%) due 07/25/22 §	4,000,000	4,023,409
2.757% (USD LIBOR + 0.740%) due 03/02/23 §	5,300,000	5,295,625
National Australia Bank Ltd (Australia) 1.375% due 07/12/19	2,000,000	1,967,273
New York Life Global Funding 1.500% due 10/24/19 ~	4,000,000	3,923,893
2.591% (USD LIBOR + 0.520%) due 06/10/22 § ~	2,000,000	2,013,718
PNC Bank NA 2.250% due 07/02/19	1,000,000	993,487
2.450% due 11/05/20	3,700,000	3,643,663
Royal Bank of Canada (Canada)
2.503% (USD LIBOR + 0.730%) due 02/01/22 §	1,300,000	1,311,545
Simon Property Group LP REIT 2.500% due 07/15/21	1,100,000	1,076,966
Sumitomo Mitsui Financial Group Inc (Japan)
2.471% (USD LIBOR + 0.740%) due 01/17/23 §	3,130,000	3,137,817
2.784% due 07/12/22	2,500,000	2,438,996
2.846% due 01/11/22	510,000	501,548
Svenska Handelsbanken AB (Sweden) 1.500% due 09/06/19	2,000,000	1,963,276
2.450% due 03/30/21	2,300,000	2,259,541

	Principal Amount	Value
The Allstate Corp
2.932% (USD LIBOR + 0.630%) due 03/29/23 §	$2,000,000	$2,005,209
The Bank of Nova Scotia (Canada) 2.500% due 01/08/21	1,500,000	1,477,892
UBS AG (Switzerland) 2.450% due 12/01/20 ~	1,000,000	982,599
UBS Group Funding Switzerland AG (Switzerland) 2.650% due 02/01/22 ~	2,500,000	2,425,432
US Bancorp 2.625% due 01/24/22	1,600,000	1,577,072
US Bank NA 2.050% due 10/23/20	2,100,000	2,055,451
Ventas Realty LP REIT 4.750% due 06/01/21	1,000,000	1,041,030
Wells Fargo & Co
2.851% (USD LIBOR + 1.110%) due 01/24/23 §	9,800,000	9,939,501
3.500% due 03/08/22	4,000,000	4,011,760
Westpac Banking Corp (Australia)
3.005% (USD LIBOR + 0.710%) due 06/28/22 §	4,000,000	4,033,141

		150,659,054

Industrial - 0.5%

John Deere Capital Corp
2.538% (USD LIBOR + 0.290%) due 06/22/20 §	2,000,000	2,001,975
The Boeing Co 2.200% due 10/30/22	1,300,000	1,255,084

		3,257,059

Technology - 1.6%

Analog Devices Inc 2.850% due 03/12/20	1,200,000	1,198,466
Apple Inc 2.300% due 05/11/22	3,200,000	3,117,148
2.400% due 01/13/23	4,200,000	4,079,866
Fidelity National Information Services Inc 3.625% due 10/15/20	1,300,000	1,316,912
International Business Machines Corp 2.250% due 02/19/21	1,000,000	984,393
Oracle Corp 2.625% due 02/15/23	1,300,000	1,271,133

		11,967,918

Utilities - 2.2%

Commonwealth Edison Co 4.000% due 08/01/20	2,100,000	2,147,719
Dominion Energy Inc 2.579% due 07/01/20	2,100,000	2,074,329
Duke Energy Corp 1.800% due 09/01/21	1,705,000	1,623,901
Electricite de France SA (France) 4.600% due 01/27/20 ~	1,500,000	1,540,739
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	2,500,000	2,441,434
Mississippi Power Co
2.942% (USD LIBOR + 0.650%) due 03/27/20 §	500,000	500,210
Sempra Energy
2.575% (USD LIBOR + 0.450%) due 03/15/21 §	2,000,000	2,006,531
Southern California Edison Co 2.900% due 03/01/21	3,000,000	3,000,775
Southern Power Co
2.752% (USD LIBOR + 0.550%) due 12/20/20 § ~	1,000,000	1,001,289

		16,336,927

Total Corporate Bonds & Notes (Cost $325,376,455)		324,944,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2018

	Principal Amount	Value
ASSET-BACKED SECURITIES - 16.7%

Ally Auto Receivables Trust 1.810% due 06/15/20	$2,250,000	$2,240,412
1.840% due 01/15/20	2,579,469	2,575,978
American Express Credit Account Master Trust 1.640% due 12/15/21	20,000,000	19,809,168
AmeriCredit Automobile Receivables Trust 1.830% due 05/18/21	4,500,000	4,476,982
Capital Auto Receivables Asset Trust 2.100% due 03/20/19 ~	5,000,000	5,004,000
2.540% due 10/20/20 ~	3,500,000	3,503,150
Chase Issuance Trust 1.360% due 04/15/20	275,000	274,898
1.370% due 06/15/21	7,750,000	7,641,967
1.620% due 07/15/20	5,450,000	5,437,627
Citibank Credit Card Issuance Trust 1.740% due 01/19/21	7,465,000	7,423,339
CNH Equipment Trust 1.840% due 03/15/21	2,000,000	1,988,036
Ford Credit Auto Owner Trust 1.800% due 09/15/20	5,936,876	5,919,412
Honda Auto Receivables Owner Trust 1.800% due 01/21/20	2,000,000	1,991,810
1.900% due 03/15/19	2,535,004	2,536,767
2.360% due 06/15/20	4,000,000	3,998,284
Hyundai Auto Receivables Trust 1.370% due 07/15/20	4,071,198	4,057,063
John Deere Owner Trust 1.950% due 03/15/19	2,000,000	2,000,087
2.420% due 10/15/20	2,500,000	2,495,695
Navient Student Loan Trust
2.112% (USD LIBOR + 0.240%) due 09/27/66 § ~	4,612,644	4,613,783
2.218% (USD LIBOR + 0.240%) due 03/25/67 § ~	10,500,000	10,498,407
Nelnet Student Loan Trust
1.845% (USD LIBOR + 0.100%) due 01/25/30 §	3,254,071	3,251,658
2.030% (USD LIBOR + 0.110%) due 08/23/27 §	791,890	790,215
Nissan Auto Receivables Owner Trust 1.900% due 03/15/19	1,710,219	1,710,274
2.390% due 12/15/20	3,500,000	3,494,905
SLM Student Loan Trust
1.835% (USD LIBOR + 0.090%) due 10/25/24 §	1,154,514	1,153,213
1.845% (USD LIBOR + 0.100%) due 01/27/25 §	664,437	664,401
1.855% (USD LIBOR + 0.110%) due 07/25/25 §	543,889	543,845
2.291% (USD LIBOR + 0.550%) due 10/26/26 §	2,346,237	2,350,259
SMB Private Education Loan Trust
2.047% (USD LIBOR + 0.270%) due 06/17/24 § ~	5,273,125	5,273,582
2.427% (USD LIBOR + 0.650%) due 11/15/23 § ~	1,182,269	1,182,283
Toyota Auto Receivables Owner Trust 1.740% due 08/17/20	3,500,000	3,479,389

Total Asset-Backed Securities (Cost $122,377,074)		122,380,889

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 36.0%

U.S. Treasury Notes - 36.0%

1.125% due 01/31/19	$51,100,000	$50,696,963
1.375% due 07/31/19 ‡	52,000,000	51,438,520
1.500% due 12/31/18	55,000,000	54,765,561
2.000% due 01/31/20	36,500,000	36,326,048
3.125% due 05/15/19	70,000,000	70,728,971

Total U.S. Treasury Obligations (Cost $264,065,650)		263,956,063

	Shares
SHORT-TERM INVESTMENTS - 4.7%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio	3,538,995	3,538,995

	Principal Amount
U.S. Treasury Bills - 4.2%

1.861% due 08/16/18	$31,300,000	31,082,595

Total Short-Term Investments (Cost $34,629,355)		34,621,590

TOTAL INVESTMENTS - 101.7% (Cost $746,448,534)		745,902,952

DERIVATIVES - (2.2%) (See Note (c) in Notes to Schedule of Investments)		(16,300,624)

OTHER ASSETS & LIABILITIES, NET - 0.5%		3,698,150

NET ASSETS - 100.0%		$733,300,478

Notes to Schedule of Investments

(a)	As of March 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	44.3%
U.S. Treasury Obligations	36.0%
Asset-Backed Securities	16.7%
Short-Term Investments	4.7%

	101.7%
Derivatives	(2.2%	)
Other Assets & Liabilities, Net	0.5%

	100.0%

(b)	As of March 31, 2018, an investment with a value of $26,831,850 was fully or partially segregated with the broker(s)/custodian as collateral for open swap agreements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2018

(c)	Swap agreements outstanding as of March 31, 2018 was as follows:

Total Return Swaps – Pay Floating Rate

Receive Total Return	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.440%	Z	BRC	03/14/19	$22,703,198	$12,947	$—	$12,947
MSCI World Index	3-Month USD-LIBOR - 0.065%	Z	JPM	03/14/19	325,676,417	(1,001,213)	—	(1,001,213)
Russell 1000 Index	3-Month USD-LIBOR + 0.530%	Z	JPM	03/14/19	5,147,975	(301,557)	—	(301,557)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.380%	Z	JPM	03/14/19	32,443,245	274,337	—	274,337
Russell 2000 Index	3-Month USD-LIBOR + 0.000%	Z	MSC	03/14/19	6,572,860	167,332	—	167,332
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.340%	Z	MSC	03/14/19	19,843,447	409,277	—	409,277
MSCI World Index	3-Month USD-LIBOR - 0.140%	Z	BRC	05/16/19	2,003,682	(60,606)	—	(60,606)
S&P 500 Index	3-Month USD-LIBOR + 0.500%	Z	BRC	05/16/19	25,385,812	(1,123,546)	—	(1,123,546)
S&P Mid-Cap 400 Index	3-Month USD-LIBOR + 0.340%	Z	JPM	05/16/19	89,715,469	(2,753,479)	—	(2,753,479)
MSCI EAFE Index	3-Month USD-LIBOR - 0.110%	Z	MSC	05/16/19	63,074,578	(1,274,448)	—	(1,274,448)
MSCI Japan Index	3-Month USD-LIBOR + 0.150%	Z	MSC	05/16/19	3,752,840	(41,917)	—	(41,917)
MSCI World Index	3-Month USD-LIBOR - 0.120%	Z	MSC	05/16/19	488,766,512	(16,933,113)	—	(16,933,113)

						($22,625,986)	$—	($22,625,986)

Total Return Swaps – Receive Floating Rate

Receive	Pay Total Return	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR + 0.080%	MSCI EAFE Index	Z	BRC	03/14/19	$61,683,884	($116,247)	$—	($116,247)
3-Month USD-LIBOR + 0.520%	S&P 500 Index	Z	GSC	03/14/19	24,398,398	136,132	—	136,132
3-Month USD-LIBOR - 0.440%	MSCI Canada Index	Z	BRC	05/16/19	21,323,971	286,496	—	286,496
3-Month USD-LIBOR - 0.270%	MSCI Europe Index	Z	BRC	05/16/19	89,467,806	1,531,985	—	1,531,985
3-Month USD-LIBOR + 0.150%	MSCI Pacific Index	Z	BRC	05/16/19	59,034,942	1,461,617	—	1,461,617
3-Month USD-LIBOR + 0.380%	Russell Mid-Cap Growth Index	Z	GSC	05/16/19	8,118,948	305,033	—	305,033
3-Month USD-LIBOR + 0.340%	Russell Mid-Cap Value Index	Z	GSC	05/16/19	15,714,227	408,779	—	408,779
3-Month USD-LIBOR + 0.430%	Russell 1000 Value Index	Z	JPM	05/16/19	29,434,197	1,046,387	—	1,046,387
3-Month USD-LIBOR - 0.080%	Russell 2000 Index	Z	JPM	05/16/19	1,527,132	58,328	—	58,328
3-Month USD-LIBOR + 0.440%	Russell 1000 Growth Index	Z	MSC	05/16/19	23,922,997	1,206,852	—	1,206,852

						$6,325,362	$—	$6,325,362

Total Swap Agreements						($16,300,624)	$—	($16,300,624)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2018:

		Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$324,944,410	$—	$324,944,410	$—
	Asset-Backed Securities	122,380,889	—	122,380,889	—
	U.S. Treasury Obligations	263,956,063	—	263,956,063	—
	Short-Term Investments	34,621,590	3,538,995	31,082,595	—
	Derivatives:
	Equity Contracts
	Swaps	7,305,502	—	7,305,502	—

	Total Assets - Derivatives	7,305,502	—	7,305,502	—

	Total Assets	753,208,454	3,538,995	749,669,459	—

Liabilities	Derivatives:
	Equity Contracts
	Swaps	(23,606,126)	—	(23,606,126)	—

	Total Liabilities	(23,606,126)	—	(23,606,126)	—

	Total	$729,602,328	$3,538,995	$726,063,333	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114 and B-115

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2018

Explanation of Symbols:

*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of March 31, 2018.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis.
~

Securities are not registered under the Securities Act of 1933

(1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, futures contracts, forward volatility agreements, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2018.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
l	Total shares owned by the Fund as of March 31, 2018 were less than one share.
»	Stapled Security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
SSB	State Street Bank
UBS	UBS

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BHD	Bahraini Dinar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLF	Chilean Unidad de Fomento
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
LKR	Sri Lankan Rupee
MAD	Moroccan Dirham
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Riyal
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:
ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
AUD Bank Bill	Australian Dollar Bank Bill Rate
EUR LIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound London Interbank Offered Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate
USD LIBOR	United States Dollar London Interbank Offered Rate
UST	United States Treasury Rate

See Notes to Financial Statements

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

March 31, 2018

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2018

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund	PF Developing Growth Fund
ASSETS
Investments, at cost (excluding derivatives)	$91,000,387	$746,332,926	$115,099,928	$82,295,375	$70,679,312	$6,586,312
Investments, at value (excluding derivatives)	$90,955,618	$743,432,824	$114,387,093	$82,838,137	$116,822,195	$9,328,332
Outstanding purchased options, at value (at cost $12,145 and $294,308, respectively)	8,909	132,747	—	—	—	—
Cash	—	610,778	795	224,655	32,015	417
Cash (segregated for derivative instruments)	287,000	4,365,255	67,300	110,000	—	—
Foreign currency held, at value (1)	73,013	3,009,470	3,790	786,088	36,745	—
Receivables:
Dividends and interest	168,261	3,671,804	723,077	1,004,187	213,376	1,286
Fund shares sold	4,403	20,175	7,533	2,746	866	—
Securities sold	1,348,719	73,208,459	—	1,316,801	180,274	200,571
Variation margin on futures contracts	—	2,233,957	3,951	—	—	—
Variation margin on swap contracts	—	348,798	—	61,206	—	—
Swap agreements	13,394	—	—	140	—	—
Due from adviser	2,773	38,862	10,891	6,756	8,615	1,346
Forward foreign currency contracts appreciation	17,650	605,930	157	289,671	13,529	—
Swap agreements, at value	1,112	40,486	—	427,136	—	—
Prepaid expenses and other assets	—	11,279	1,259	—	1,007	—
Total Assets	92,880,852	831,730,824	115,205,846	87,067,523	117,308,622	9,531,952
LIABILITIES
Payables:
Fund shares redeemed	25,478	213,086	39,665	26,629	33,501	2,578
Securities purchased	3,032,573	195,604,674	2,779,970	938,404	247,908	52,119
Sale-buyback financing transactions	11,435,396	32,702,867	—	—	—	—
Reverse repurchase agreement	2,450,000	—	—	—	—	—
Due to custodian	16	—	—	—	—	—
Due to brokers (2)	—	240,000	—	10,000	—	—
Swap agreements	—	420,490	—	—	—	—
Variation margin on futures contracts	19,239	—	—	—	—	—
Variation margin on swap contracts	61,062	—	—	—	—	—
Accrued advisory fees	16,760	212,640	43,621	45,049	81,288	4,957
Accrued administration fees	6,285	79,740	16,358	8,608	16,590	1,239
Accrued support service expenses	447	24,576	5,465	1,478	6,290	309
Accrued custodian fees and expenses	1,647	17,607	2,059	7,066	3,020	334
Accrued transfer agency out-of-pocket expenses	490	22,729	5,037	1,438	5,871	298
Accrued legal, audit and tax service fees	2,445	77,076	16,817	5,579	19,480	1,098
Accrued trustees’ fees and expenses and deferred compensation	2,248	13,288	1,951	62	4,261	1,952
Accrued other	3,299	72,864	26,145	10,492	14,338	3,610
Forward foreign currency contracts depreciation	29,989	3,044,925	—	254,928	27,710	—
Outstanding options written, at value (premiums received $56,546 and $411,677, respectively)	10,070	307,783	—	—	—	—
Swap agreements, at value	11,112	—	—	—	—	—
Total Liabilities	17,108,556	233,054,345	2,937,088	1,309,733	460,257	68,494
NET ASSETS	$75,772,296	$598,676,479	$112,268,758	$85,757,790	$116,848,365	$9,463,458
NET ASSETS CONSIST OF:
Paid-in capital	$84,788,409	$607,341,931	$115,458,846	$92,839,669	$43,280,902	$7,862,732
Undistributed/accumulated net investment income (loss)	186,399	(1,643,668)	644,281	(385,597)	(517,809)	(1,866)
Undistributed/accumulated net realized gain (loss)	(9,183,265)	(3,474,296)	(3,139,672)	(7,254,419)	27,957,417	(1,139,428)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(19,247)	(3,547,488)	(694,697)	558,137	46,127,855	2,742,020
NET ASSETS	$75,772,296	$598,676,479	$112,268,758	$85,757,790	$116,848,365	$9,463,458
Class P Shares:
Shares of beneficial interest outstanding	8,533,123	56,563,475	11,469,397	9,152,207	7,535,629	637,876
Net Asset Value Per Share	$8.88	$10.58	$9.79	$9.37	$15.51	$14.84

(1)	The cost of foreign currency for the PF Inflation Managed, PF Managed Bond, PF Short Duration Bond, PF Emerging Markets Debt, and PF Comstock Funds was $73,549, $2,974,953, $3,820, $779,412, and $37,014, respectively.
(2)	The PF Managed Bond and PF Emerging Markets Debt Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-1

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2018

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Value Fund
ASSETS
Investments, at cost (excluding derivatives)	$145,439,239	$29,423,975	$77,360,210	$98,244,289	$23,079,368	$55,068,575
Investments, at value (excluding derivatives)	$206,817,219	$50,149,171	$154,763,485	$137,157,349	$31,248,272	$70,859,032
Cash	19,461	18,601	66,484	57,594	—	11,858
Foreign currency held, at value (1)	—	1,507	—	—	—	—
Receivables:
Dividends and interest	84,409	7,322	425,490	187,451	26,143	153,413
Fund shares sold	433	86	1,097	346	144	923
Securities sold	—	—	—	34,635	308,926	744,066
Due from adviser	9,305	3,330	14,761	7,864	2,675	—
Prepaid expenses and other assets	1,139	516	4,613	3,598	—	521
Total Assets	206,931,966	50,180,533	155,275,930	137,448,837	31,586,160	71,769,813
LIABILITIES
Payables:
Fund shares redeemed	47,634	12,361	43,038	38,981	9,034	21,487
Securities purchased	—	74,495	—	144,016	189,581	847,617
Due to custodian	—	—	—	—	35,137	—
Accrued advisory fees	85,187	32,528	143,547	66,682	17,785	62,815
Accrued administration fees	23,233	6,921	33,126	22,227	4,104	13,460
Accrued support service expenses	4,743	3,162	14,539	10,415	2,268	6,634
Accrued custodian fees and expenses	1,392	1,436	3,071	2,391	735	1,550
Accrued transfer agency out-of-pocket expenses	4,635	2,896	13,522	9,479	2,050	6,086
Accrued legal, audit and tax service fees	17,565	9,142	45,016	29,765	6,128	19,214
Accrued trustees’ fees and expenses and deferred compensation	3,518	7,598	7,378	2,499	1,137	109
Accrued other	12,203	7,610	29,548	21,802	8,591	13,574
Total Liabilities	200,110	158,149	332,785	348,257	276,550	992,546
NET ASSETS	$206,731,856	$50,022,384	$154,943,145	$137,100,580	$31,309,610	$70,777,267
NET ASSETS CONSIST OF:
Paid-in capital	$139,495,631	$6,826,000	$23,479,076	$49,707,566	$17,647,083	$26,235,103
Undistributed/accumulated net investment income (loss)	5,432	(7,204)	625,163	561,960	(1,016)	—
Undistributed/accumulated net realized gain (loss)	5,852,813	22,478,392	53,435,631	47,917,564	5,494,639	28,751,707
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	61,377,980	20,725,196	77,403,275	38,913,490	8,168,904	15,790,457
NET ASSETS	$206,731,856	$50,022,384	$154,943,145	$137,100,580	$31,309,610	$70,777,267
Class P Shares:
Shares of beneficial interest outstanding	8,145,001	4,723,519	9,040,089	9,849,924	2,918,158	5,601,591
Net Asset Value Per Share	$25.38	$10.59	$17.14	$13.92	$10.73	$12.64

(1)	The cost of foreign currency for the PF Large-Cap Growth Fund was $1,483.

See Notes to Financial Statements

C-2

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2018

	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund
ASSETS
Investments, at cost (excluding derivatives)	$63,007,557	$113,942,641	$69,342,581	$81,541,168	$125,955,168	$31,756,469
Investments, at value (excluding derivatives)	$81,623,126	$179,065,247	$124,158,390	$89,229,551	$141,781,173	$41,302,456
Cash	16,837	9,196	10,823	—	—	8,475
Foreign currency held, at value (1)	—	146,036	77,516	408,403	96,293	—
Receivables:
Dividends and interest	67,811	291,135	1,300,507	503,354	1,291,538	160,827
Fund shares sold	289	1,749	1,097	796	462	420
Securities sold	—	587,976	686,030	651,016	1,236,575	248,036
Due from adviser	6,279	45,823	18,350	698	14,327	2,529
Prepaid expenses and other assets	198	2,710	1,629	—	1,966	314
Total Assets	81,714,540	180,149,872	126,254,342	90,793,818	144,422,334	41,723,057
LIABILITIES
Payables:
Fund shares redeemed	21,174	50,376	35,480	25,188	36,778	11,608
Securities purchased	72,753	1,382,333	619,697	866,376	558,871	146,768
Due to custodian	—	—	—	1,017	114	—
Accrued advisory fees	60,968	131,662	98,482	51,254	79,006	28,981
Accrued administration fees	12,194	24,687	17,379	9,045	18,232	4,830
Accrued support service expenses	3,884	7,390	6,221	1,512	5,981	1,237
Accrued custodian fees and expenses	1,036	91,351	30,141	9,125	22,051	507
Accrued transfer agency out-of-pocket expenses	3,691	6,902	5,717	1,492	5,549	1,173
Accrued legal, audit and tax service fees	12,929	24,207	19,004	5,890	18,793	4,129
Accrued trustees’ fees and expenses and deferred compensation	935	1,478	3,529	28	4,375	503
Accrued foreign capital gains tax	—	7,238	5,277	—	20,234	—
Accrued other	10,434	30,795	28,923	6,611	26,801	4,103
Total Liabilities	199,998	1,758,419	869,850	977,538	796,785	203,839
NET ASSETS	$81,514,542	$178,391,453	$125,384,492	$89,816,280	$143,625,549	$41,519,218
NET ASSETS CONSIST OF:
Paid-in capital	$55,494,976	$110,477,779	$53,849,520	$80,723,467	$128,194,711	$31,282,882
Undistributed/accumulated net investment income (loss)	(743)	(1,522,112)	(249,495)	(93,534)	593,345	141,085
Undistributed/accumulated net realized gain (loss)	7,404,740	4,321,490	16,955,550	1,489,093	(976,645)	549,264
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	18,615,569	65,114,296	54,828,917	7,697,254	15,814,138	9,545,987
NET ASSETS	$81,514,542	$178,391,453	$125,384,492	$89,816,280	$143,625,549	$41,519,218
Class P Shares:
Shares of beneficial interest outstanding	7,265,519	10,311,228	6,014,301	7,993,290	14,126,782	3,500,559
Net Asset Value Per Share	$11.22	$17.30	$20.85	$11.24	$10.17	$11.86

(1)	The cost of foreign currency, including amounts due to custodian in foreign currency, for the PF Emerging Markets, PF International Large-Cap, PF International Small-Cap, and PF International Value Funds was $146,324, $77,516, $406,970, and $96,504, respectively.

See Notes to Financial Statements

C-3

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2018

	PF Currency Strategies Fund	PF Equity Long/Short Fund	PF Global Absolute Return Fund	PF Multi-Asset Fund
ASSETS
Investments, at cost (excluding derivatives)	$61,713,992	$45,374,928	$55,140,790	$746,448,534
Investments, at value (excluding derivatives)	$61,953,378	$45,368,280	$56,784,120	$745,902,952
Outstanding purchased options, at value (at cost $550,952 and $483,934, respectively)	73,713	—	258,903	—
Cash	2,308	—	977	46,045
Cash (segregated for derivative instruments)	—	6,215,000	7,000	3,010,000
Foreign currency held, at value (1)	3,028	59,904	3,091,353	—
Receivables:
Dividends and interest	72,598	—	793,838	3,280,516
Fund shares sold	2,131	1,549	2,161	—
Securities sold	12,774	—	21,489	—
Variation margin on futures contracts	—	1,495,361	741,080	—
Variation margin on swap contracts	—	—	2,408,410	—
Swap agreements	—	—	150,738	—
Due from adviser	—	—	12,082	33,220
Forward foreign currency contracts appreciation	3,123,212	46,117	1,731,665	—
Swap agreements, at value	—	6,317,946	468,506	7,305,502
Prepaid expenses and other assets	348	—	242	68,790
Total Assets	65,243,490	59,504,157	66,472,564	759,647,025
LIABILITIES
Payables:
Fund shares redeemed	16,895	17,032	17,032	—
Securities purchased	—	—	303,026	1,300,000
Swap agreements	—	—	—	1,160,794
Due to custodian	—	52	—	—
Due to brokers (2)	310,000	2,080,000	150,000	—
Accrued advisory fees	39,022	54,770	49,784	169,462
Accrued administration fees	9,005	8,216	9,335	72,627
Accrued support service expenses	2,784	240	2,922	3,776
Accrued custodian fees and expenses	3,290	3,247	32,342	1,315
Accrued transfer agency out-of-pocket expenses	2,602	367	2,756	2,709
Accrued legal, audit and tax service fees	8,964	7,570	9,627	24,189
Accrued trustees’ fees and expenses and deferred compensation	1,226	16	50	42
Accrued other	4,273	10,513	15,608	5,507
Forward foreign currency contracts depreciation	2,248,203	71,151	2,136,553	—
Forward volatility agreements depreciation	—	—	10,313	—
Outstanding options written, at value (premiums received $235,799)	42,125	—	—	—
Swap agreements, at value	—	128,401	769,340	23,606,126
Total Liabilities	2,688,389	2,381,575	3,508,688	26,346,547
NET ASSETS	$62,555,101	$57,122,582	$62,963,876	$733,300,478
NET ASSETS CONSIST OF:
Paid-in capital	$63,532,120	$55,212,697	$66,863,430	$750,370,599
Undistributed/accumulated net investment income (loss)	(1,805,479)	(5,259,736)	(485,828)	1,064,555
Undistributed/accumulated net realized gain (loss)	(3,212)	1,784,946	(3,150,963)	(1,288,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	831,672	5,384,675	(262,763)	(16,846,206)
NET ASSETS	$62,555,101	$57,122,582	$62,963,876	$733,300,478
Class P Shares:
Shares of beneficial interest outstanding	6,862,489	5,880,145	6,646,056	77,848,542
Net Asset Value Per Share	$9.12	$9.71	$9.47	$9.42

(1)	The cost of foreign currency for the PF Currency Strategies, PF Equity Long/Short, and PF Global Absolute Return Funds was $3,026, $60,017, and $3,068,875, respectively.
(2)	The PF Currency Strategies, PF Equity Long/Short, and PF Global Absolute Return Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-4

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2018

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund	PF Developing Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,707	$511,784	$15,969	$18,230	$3,882,767	$26,657
Interest, net of foreign taxes withheld	635,697	22,038,174	3,294,394	2,744,607	—	—
Other	—	1,441	—	—	—	—
Total Investment Income	637,404	22,551,399	3,310,363	2,762,837	3,882,767	26,657

EXPENSES
Advisory fees	63,382	2,820,705	626,851	348,678	1,339,935	54,167
Administration fees	23,768	1,057,764	235,069	66,626	267,987	13,542
Support services expenses	1,504	118,362	23,392	7,001	28,808	1,721
Custodian fees and expenses	6,082	61,708	8,920	33,775	9,872	1,249
Shareholder report expenses	773	62,626	13,701	3,330	15,583	752
Transfer agency out-of-pocket expenses	844	56,116	11,357	3,358	13,817	801
Legal, audit and tax service fees	2,694	99,464	21,138	6,912	24,905	1,454
Trustees’ fees and expenses	576	33,296	6,745	1,941	8,160	475
Interest expense	61,908	123,269	—	—	—	—
Other	7,149	109,370	46,089	21,407	14,217	7,376
Total Expenses	168,680	4,542,680	993,262	493,028	1,723,284	81,537
Advisory Fee Waiver (1)	—	—	—	—	(26,799)	—
Adviser Expense Reimbursement (2)	(19,621)	(540,942)	(131,342)	(77,724)	(115,361)	(13,829)
Net Expenses	149,059	4,001,738	861,920	415,304	1,581,124	67,708
NET INVESTMENT INCOME (LOSS)	488,345	18,549,661	2,448,443	2,347,533	2,301,643	(41,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (3)	(38,007)	8,924,620	(351,786)	592,168	40,807,010	1,272,919
Closed short positions	2,434	27,902	—	—	—	—
Foreign currency transactions	61,129	1,648,959	225	247,524	(1,537)	—
Forward foreign currency contract transactions	(106,701)	(3,118,157)	(8,878)	692,467	(2,057,400)	—
Futures contract transactions	1,047	(2,558,454)	(442,690)	—	—	—
Purchased option transactions	(4,973)	(1,815,704)	(770)	—	—	—
Swap transactions	66,734	2,826,318	—	247,011	—	—
Written option transactions	33,643	3,284,408	154	—	—	—
Net Realized Gain (Loss)	15,306	9,219,892	(803,745)	1,779,170	38,748,073	1,272,919

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	27,064	(777,259)	(658,237)	(543,775)	(18,076,202)	1,084,703
Foreign currencies	(1,108)	(16,613)	(30)	(2,173)	5,137	—
Forward foreign currency contracts	(11,228)	(1,913,606)	157	314,707	190,594	—
Futures contracts	(54,779)	2,611,575	2,319	—	—	—
Purchased options	(5,469)	(917,861)	—	—	—	—
Swaps	9,540	(3,424,658)	—	(188,963)	—	—
Written options	(337)	(43,889)	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(36,317)	(4,482,311)	(655,791)	(420,204)	(17,880,471)	1,084,703
NET GAIN (LOSS)	(21,011)	4,737,581	(1,459,536)	1,358,966	20,867,602	2,357,622
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$467,334	$23,287,242	$988,907	$3,706,499	$23,169,245	$2,316,571

Foreign taxes withheld on dividends and interest	$—	$2,456	$2,636	$64,665	$88,126	$—

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.
(3)	Net realized gain (loss) on investment security transactions for the PF Emerging Markets Debt Fund is net of foreign capital gains tax withheld of $5,513.

See Notes to Financial Statements

C-5

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2018

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,233,523	$578,632	$8,576,158	$5,369,119	$759,786	$2,513,418
Interest, net of foreign taxes withheld	4,479	—	—	—	—	—
Total Investment Income	1,238,002	578,632	8,576,158	5,369,119	759,786	2,513,418

EXPENSES
Advisory fees	790,652	663,690	2,690,536	1,300,239	409,941	1,304,509
Administration fees	215,632	132,738	620,893	433,413	94,602	279,538
Support services expenses	21,075	15,930	66,479	48,400	11,164	28,977
Custodian fees and expenses	5,391	5,239	12,371	9,143	2,695	6,020
Shareholder report expenses	12,066	8,033	36,931	26,389	5,617	16,210
Transfer agency out-of-pocket expenses	10,421	7,439	31,923	22,931	5,225	13,947
Legal, audit and tax service fees	21,460	12,219	57,438	38,869	8,279	24,545
Trustees’ fees and expenses	6,395	4,333	18,947	13,444	3,021	7,747
Other	12,844	8,924	22,919	17,955	13,498	11,587
Total Expenses	1,095,936	858,545	3,558,437	1,910,783	554,042	1,693,080
Advisory Fee Waiver (1)	—	(39,821)	—	—	—	—
Adviser Expense Reimbursement (2)	(89,652)	(62,117)	(247,008)	(177,131)	(49,499)	—
Net Expenses	1,006,284	756,607	3,311,429	1,733,652	504,543	1,693,080
NET INVESTMENT INCOME (LOSS)	231,718	(177,975)	5,264,729	3,635,467	255,243	820,338

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	10,115,807	28,755,963	105,972,866	56,056,459	15,006,079	32,285,461
Foreign currency transactions	(1,078)	(1,608)	(3,601)	(5,965)	—	(198)
Net Realized Gain (Loss)	10,114,729	28,754,355	105,969,265	56,050,494	15,006,079	32,285,263

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	18,433,706	(5,338,864)	(74,455,651)	(33,454,956)	(5,362,910)	(11,667,329)
Foreign currencies	—	48	—	3,181	—	—
Change in Net Unrealized Appreciation (Depreciation)	18,433,706	(5,338,816)	(74,455,651)	(33,451,775)	(5,362,910)	(11,667,329)
NET GAIN (LOSS)	28,548,435	23,415,539	31,513,614	22,598,719	9,643,169	20,617,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,780,153	$23,237,564	$36,778,343	$26,234,186	$9,898,412	$21,438,272

Foreign taxes withheld on dividends and interest	$4,979	$2,479	$210,300	$42,068	$284	$522

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-6

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2018

	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,218,668	$3,289,866	$4,010,137	$1,264,460	$6,403,246	$1,163,040
Interest, net of foreign taxes withheld	—	—	7,746	—	—	—
Total Investment Income	1,218,668	3,289,866	4,017,883	1,264,460	6,403,246	1,163,040

EXPENSES
Advisory fees	853,455	1,666,069	1,495,364	394,202	1,109,068	330,442
Administration fees	170,691	312,388	263,888	69,565	255,939	55,074
Support services expenses	18,584	31,573	31,847	6,687	28,854	7,713
Custodian fees and expenses	3,883	357,937	119,217	43,239	93,484	1,875
Shareholder report expenses	9,661	17,689	15,570	3,513	15,162	3,276
Transfer agency out-of-pocket expenses	8,909	15,340	14,781	3,318	13,613	3,394
Legal, audit and tax service fees	16,482	29,935	25,065	7,118	24,254	5,653
Trustees’ fees and expenses	5,309	9,303	8,716	1,936	8,099	1,988
Other	12,949	54,710	41,607	8,762	29,953	6,204
Total Expenses	1,099,923	2,494,944	2,016,055	538,340	1,578,426	415,619
Adviser Expense Reimbursement (1)	(75,777)	(516,488)	(256,803)	(28,196)	(213,419)	(30,103)
Net Expenses	1,024,146	1,978,456	1,759,252	510,144	1,365,007	385,516
NET INVESTMENT INCOME (LOSS)	194,522	1,311,410	2,258,631	754,316	5,038,239	777,524

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (2)	13,993,170	29,957,684	32,297,023	4,361,546	27,444,642	4,246,790
Foreign currency transactions	1	(139,188)	(25,576)	(64,725)	58,074	—
Forward foreign currency contract transactions	—	—	—	—	44,138	—
Net Realized Gain (Loss)	13,993,171	29,818,496	32,271,447	4,296,821	27,546,854	4,246,790

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (3)	(5,896,589)	17,642,306	(6,365,551)	1,645,152	(9,581,437)	(6,500,964)
Foreign currencies	—	954	74,327	9,767	39,639	—
Forward foreign currency contracts	—	—	—	—	(154,168)	—
Change in Net Unrealized Appreciation (Depreciation)	(5,896,589)	17,643,260	(6,291,224)	1,654,919	(9,695,966)	(6,500,964)
NET GAIN (LOSS)	8,096,582	47,461,756	25,980,223	5,951,740	17,850,888	(2,254,174)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,291,104	$48,773,166	$28,238,854	$6,706,056	$22,889,127	($1,476,650)

Foreign taxes withheld on dividends and interest	$6,983	$372,725	$454,760	$121,638	$507,393	$—

(1)	See Note 7B in Notes to Financial Statements.
(2)	Net realized gain (loss) on investment security transactions for the PF International Value Fund is net of foreign capital gains tax withheld of $2,202.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets, PF International Large-Cap, and PF International Value Funds was net of increase (decrease) in deferred foreign capital gains tax of ($157,383), $5,277, and $20,234, respectively.

See Notes to Financial Statements

C-7

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2018

	PF Currency Strategies Fund	PF Equity Long/Short Fund	PF Global Absolute Return Fund	PF Multi-Asset Fund (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$226,887	$170,435	$149,163	$25,177
Interest, net of foreign taxes withheld	371,168	427,923	4,602,654	1,340,128
Total Investment Income	598,055	598,358	4,751,817	1,365,305

EXPENSES
Advisory fees	530,566	835,015	680,493	217,820
Administration fees	122,438	108,915	127,592	93,351
Support services expenses	12,971	8,860	13,273	3,776
Custodian fees and expenses	12,816	12,478	117,049	1,315
Shareholder report expenses	6,897	4,698	7,085	4,836
Transfer agency out-of-pocket expenses	6,228	3,392	6,397	2,709
Legal, audit and tax service fees	11,404	9,636	12,102	24,189
Trustees’ fees and expenses	4,681	3,025	3,618	2,405
Offering expenses	—	—	—	15,194
Interest expense	—	—	57,414	—
Recoupment of adviser reimbursement (2)	4,400	—	—	—
Other	5,544	22,113	35,292	672
Total Expenses	717,945	1,008,132	1,060,315	366,267
Advisory Fee Waiver (3)	—	(108,915)	—	—
Adviser Expense Reimbursement (2)	—	—	(109,755)	(48,872)
Net Expenses	717,945	899,217	950,560	317,395
NET INVESTMENT INCOME (LOSS)	(119,890)	(300,859)	3,801,257	1,047,910

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (4)	(3,212)	345	2,833,008	(127,942)
Closed short positions	—	—	(80,902)	—
Foreign currency transactions	1,292,985	(17,506)	1,981,338	—
Forward bonds and forward volatility agreements	—	—	(17,895)	—
Forward foreign currency contract transactions	(127,087)	1,182,841	(3,259,500)	—
Futures contract transactions	—	4,437,330	(502,198)	—
Purchased option transactions	(2,063,455)	—	(931,857)	—
Swap transactions	—	10,830,662	(2,887,895)	(1,160,794)
Written option transactions	—	—	782,369	—
Net Realized Gain (Loss)	(900,769)	16,433,672	(2,083,532)	(1,288,736)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	650,986	(1,236)	1,749,041	(545,582)
Short positions	—	—	18	—
Foreign currencies	3,291	(943)	(6,857)	—
Forward bonds and forward volatility agreements	—	—	(10,313)	—
Forward foreign currency contracts	(1,602,709)	(140,700)	4,025	—
Futures contracts	—	(783,908)	63,379	—
Purchased options	321,670	—	(72,889)	—
Swaps	—	(5,497,786)	26,037	(16,300,624)
Written options	193,674	—	(227,428)	—
Change in Net Unrealized Appreciation (Depreciation)	(433,088)	(6,424,573)	1,525,013	(16,846,206)
NET GAIN (LOSS)	(1,333,857)	10,009,099	(558,519)	(18,134,942)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,453,747)	$9,708,240	$3,242,738	($17,087,032)

Foreign taxes withheld on dividends and interest	$—	$—	$105,839	$11,417

(1)	PF Multi-Asset Fund commenced operations on January 31, 2018.
(2)	See Note 7B in Notes to Financial Statements.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Net realized gain (loss) on investment security transactions for the PF Global Absolute Return Fund is net of foreign capital gains tax withheld of $53,150.

See Notes to Financial Statements

C-8

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
OPERATIONS
Net investment income (loss)	$488,345	$691,995	$18,549,661	$18,337,677	$2,448,443	$1,140,129
Net realized gain (loss)	15,306	730,390	9,219,892	(8,172,424)	(803,745)	(2,525)
Change in net unrealized appreciation (depreciation)	(36,317)	(759,154)	(4,482,311)	7,052,492	(655,791)	50,648
Net Increase (Decrease) in Net Assets Resulting from Operations	467,334	663,231	23,287,242	17,217,745	988,907	1,188,252
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(165,026)	—	(26,381,232)	(12,139,381)	(2,387,342)	(1,142,148)
Net realized gains - Class P	—	—	(871,668)	(9,128,858)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(165,026)	—	(27,252,900)	(21,268,239)	(2,387,342)	(1,142,148)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	64,592,086	1,867,182	5,783,284	528,068,478	4,942,999	162,428,614
Dividends and distribution reinvestments - Class P	165,026	—	27,252,900	21,268,239	2,387,342	1,142,148
Cost of shares repurchased - Class P	(2,417,220)	(41,590,601)	(172,610,204)	(224,447,161)	(61,302,167)	(71,877,097)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	62,339,892	(39,723,419)	(139,574,020)	324,889,556	(53,971,826)	91,693,665
NET INCREASE (DECREASE) IN NET ASSETS	62,642,200	(39,060,188)	(143,539,678)	320,839,062	(55,370,261)	91,739,769
NET ASSETS
Beginning of Year	13,130,096	52,190,284	742,216,157	421,377,095	167,639,019	75,899,250
End of Year	$75,772,296	$13,130,096	$598,676,479	$742,216,157	$112,268,758	$167,639,019
Undistributed/Accumulated Net Investment Income (Loss)	$186,399	($65,030)	($1,643,668)	$5,511,453	$644,281	$444,150

	PF Emerging Markets Debt Fund		PF Comstock Fund		PF Developing Growth Fund
OPERATIONS
Net investment income (loss)	$2,347,533	$4,852,113	$2,301,643	$2,958,466	($41,051)	($60,769)
Net realized gain (loss)	1,779,170	1,559,494	38,748,073	17,311,113	1,272,919	5,646,450
Change in net unrealized appreciation (depreciation)	(420,204)	4,241,650	(17,880,471)	17,986,474	1,084,703	(2,616,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,706,499	10,653,257	23,169,245	38,256,053	2,316,571	2,968,841
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,464,056)	(5,017,945)	(1,919,721)	(4,565,894)	—	—
Net realized gains - Class P	—	—	(13,036,920)	(15,229,937)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(3,464,056)	(5,017,945)	(14,956,641)	(19,795,831)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	46,255,849	3,780,533	1,806,541	15,922,053	1,177,216	478,278
Dividends and distribution reinvestments - Class P	3,464,056	5,017,945	14,956,641	19,795,831	—	—
Cost of shares repurchased - Class P	(6,818,320)	(79,981,311)	(91,847,485)	(85,229,473)	(2,835,820)	(36,837,521)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	42,901,585	(71,182,833)	(75,084,303)	(49,511,589)	(1,658,604)	(36,359,243)
NET INCREASE (DECREASE) IN NET ASSETS	43,144,028	(65,547,521)	(66,871,699)	(31,051,367)	657,967	(33,390,402)
NET ASSETS
Beginning of Year	42,613,762	108,161,283	183,720,064	214,771,431	8,805,491	42,195,893
End of Year	$85,757,790	$42,613,762	$116,848,365	$183,720,064	$9,463,458	$8,805,491
Undistributed/Accumulated Net Investment Income (Loss)	($385,597)	($466,021)	($517,809)	$1,044,255	($1,866)	($1,836)

See Notes to Financial Statements

C-9

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
	PF Growth Fund		PF Large-Cap Growth Fund		PF Large-Cap Value Fund
OPERATIONS
Net investment income (loss)	$231,718	$137,341	($177,975)	($132,926)	$5,264,729	$5,547,223
Net realized gain (loss)	10,114,729	4,023,284	28,754,355	18,997,343	105,969,265	7,966,087
Change in net unrealized appreciation (depreciation)	18,433,706	11,550,079	(5,338,816)	410,043	(74,455,651)	43,755,041
Net Increase (Decrease) in Net Assets Resulting from Operations	28,780,153	15,710,704	23,237,564	19,274,460	36,778,343	57,268,351
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(255,381)	(123,468)	—	—	(5,568,048)	(5,153,645)
Net realized gains - Class P	(5,034,209)	(2,855,020)	(17,288,657)	(7,234,883)	(5,764,837)	(8,128,566)
Net Decrease from Dividends and Distributions to Shareholders	(5,289,590)	(2,978,488)	(17,288,657)	(7,234,883)	(11,332,885)	(13,282,211)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	78,781,362	36,603,565	347,299	15,561,817	2,825,708	163,777,327
Dividends and distribution reinvestments - Class P	5,289,590	2,978,488	17,288,657	7,234,883	11,332,885	13,282,211
Cost of shares repurchased - Class P	(35,961,516)	(39,879,937)	(62,729,681)	(96,607,788)	(318,212,161)	(87,465,047)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	48,109,436	(297,884)	(45,093,725)	(73,811,088)	(304,053,568)	89,594,491
NET INCREASE (DECREASE) IN NET ASSETS	71,599,999	12,434,332	(39,144,818)	(61,771,511)	(278,608,110)	133,580,631
NET ASSETS
Beginning of Year	135,131,857	122,697,525	89,167,202	150,938,713	433,551,255	299,970,624
End of Year	$206,731,856	$135,131,857	$50,022,384	$89,167,202	$154,943,145	$433,551,255
Undistributed/Accumulated Net Investment Income (Loss)	$5,432	$38,775	($7,204)	($6,933)	$625,163	$1,494,081

	PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Value Fund
OPERATIONS
Net investment income (loss)	$3,635,467	$3,960,115	$255,243	$418,762	$820,338	$644,205
Net realized gain (loss)	56,050,494	12,614,101	15,006,079	26,424,105	32,285,263	4,076,194
Change in net unrealized appreciation (depreciation)	(33,451,775)	28,240,255	(5,362,910)	(4,846,412)	(11,667,329)	30,096,291
Net Increase (Decrease) in Net Assets Resulting from Operations	26,234,186	44,814,471	9,898,412	21,996,455	21,438,272	34,816,690
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,871,073)	(3,737,963)	(279,701)	(1,195,977)	(438,030)	(1,924,546)
Net realized gains - Class P	(18,706,665)	(1,319,560)	(10,976,374)	(11,955,102)	(1,403,960)	—
Net Decrease from Dividends and Distributions to Shareholders	(22,577,738)	(5,057,523)	(11,256,075)	(13,151,079)	(1,841,990)	(1,924,546)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,255,628	102,856,519	226,914	491,250	1,037,630	46,317,335
Dividends and distribution reinvestments - Class P	22,577,738	5,057,523	11,256,075	13,151,079	1,841,990	1,924,546
Cost of shares repurchased - Class P	(191,711,474)	(58,023,374)	(44,826,567)	(126,071,438)	(149,015,276)	(134,785,344)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(167,878,108)	49,890,668	(33,343,578)	(112,429,109)	(146,135,656)	(86,543,463)
NET INCREASE (DECREASE) IN NET ASSETS	(164,221,660)	89,647,616	(34,701,241)	(103,583,733)	(126,539,374)	(53,651,319)
NET ASSETS
Beginning of Year	301,322,240	211,674,624	66,010,851	169,594,584	197,316,641	250,967,960
End of Year	$137,100,580	$301,322,240	$31,309,610	$66,010,851	$70,777,267	$197,316,641
Undistributed/Accumulated Net Investment Income (Loss)	$561,960	$776,828	($1,016)	($828)	$—	($382,378)

See Notes to Financial Statements

C-10

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
	PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund
OPERATIONS
Net investment income (loss)	$194,522	$160,984	$1,311,410	$1,104,879	$2,258,631	$3,821,169
Net realized gain (loss)	13,993,171	15,385,823	29,818,496	(3,188,694)	32,271,447	(3,602,639)
Change in net unrealized appreciation (depreciation)	(5,896,589)	14,017,983	17,643,260	27,236,698	(6,291,224)	23,920,705
Net Increase (Decrease) in Net Assets Resulting from Operations	8,291,104	29,564,790	48,773,166	25,152,883	28,238,854	24,139,235
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(230,521)	(735,591)	(1,205,327)	(855,663)	(2,849,998)	(4,537,465)
Net realized gains - Class P	(15,035,437)	(4,442,493)	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(15,265,958)	(5,178,084)	(1,205,327)	(855,663)	(2,849,998)	(4,537,465)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	759,572	4,938,117	2,759,146	135,052,663	5,456,504	20,480,420
Dividends and distribution reinvestments - Class P	15,265,958	5,178,084	1,205,327	855,663	2,849,998	4,537,465
Cost of shares repurchased - Class P	(46,126,238)	(115,237,202)	(73,761,115)	(77,634,759)	(84,980,635)	(157,813,108)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(30,100,708)	(105,121,001)	(69,796,642)	58,273,567	(76,674,133)	(132,795,223)
NET INCREASE (DECREASE) IN NET ASSETS	(37,075,562)	(80,734,295)	(22,228,803)	82,570,787	(51,285,277)	(113,193,453)
NET ASSETS
Beginning of Year	118,590,104	199,324,399	200,620,256	118,049,469	176,669,769	289,863,222
End of Year	$81,514,542	$118,590,104	$178,391,453	$200,620,256	$125,384,492	$176,669,769
Undistributed/Accumulated Net Investment Income (Loss)	($743)	($4,881)	($1,522,112)	($1,597,852)	($249,495)	$74,419

	PF International Small-Cap Fund		PF International Value Fund		PF Real Estate Fund
OPERATIONS
Net investment income (loss)	$754,316	$1,235,601	$5,038,239	$4,220,131	$777,524	$670,766
Net realized gain (loss)	4,296,821	7,241,415	27,546,854	(3,738,120)	4,246,790	5,374,002
Change in net unrealized appreciation (depreciation)	1,654,919	(723,355)	(9,695,966)	22,501,123	(6,500,964)	(6,722,381)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,706,056	7,753,661	22,889,127	22,983,134	(1,476,650)	(677,613)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,105,961)	(1,650,584)	(7,139,546)	(5,468,588)	(616,661)	(1,644,503)
Net realized gains - Class P	(3,413,550)	(2,548,172)	—	—	(5,759,868)	(2,630,689)
Net Decrease from Dividends and Distributions to Shareholders	(4,519,511)	(4,198,756)	(7,139,546)	(5,468,588)	(6,376,529)	(4,275,192)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	49,538,815	5,877,107	5,213,861	79,341,742	9,367,327	11,536,965
Dividends and distribution reinvestments - Class P	4,519,511	4,198,756	7,139,546	5,468,588	6,376,529	4,275,192
Cost of shares repurchased - Class P	(9,226,369)	(89,391,227)	(59,107,900)	(68,454,441)	(5,409,463)	(42,537,880)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	44,831,957	(79,315,364)	(46,754,493)	16,355,889	10,334,393	(26,725,723)
NET INCREASE (DECREASE) IN NET ASSETS	47,018,502	(75,760,459)	(31,004,912)	33,870,435	2,481,214	(31,678,528)
NET ASSETS
Beginning of Year	42,797,778	118,558,237	174,630,461	140,760,026	39,038,004	70,716,532
End of Year	$89,816,280	$42,797,778	$143,625,549	$174,630,461	$41,519,218	$39,038,004
Undistributed/Accumulated Net Investment Income (Loss)	($93,534)	$9,431	$593,345	$1,560,796	$141,085	($301)

See Notes to Financial Statements

C-11

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year/Period Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
	PF Currency Strategies Fund		PF Equity Long/Short Fund		PF Global Absolute Return Fund
OPERATIONS
Net investment income (loss)	($119,890)	($633,380)	($300,859)	($954,939)	$3,801,257	$4,175,240
Net realized gain (loss)	(900,769)	4,936,015	16,433,672	13,188,320	(2,083,532)	(4,586,089)
Change in net unrealized appreciation (depreciation)	(433,088)	6,418,917	(6,424,573)	(3,607,855)	1,525,013	5,183,846
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,453,747)	10,721,552	9,708,240	8,625,526	3,242,738	4,772,997
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,053,772)	(9,020,580)	(4,575,880)	(12,227,818)	(221,727)	(3,029,841)
Net realized gains - Class P	—	—	(5,371,424)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(2,053,772)	(9,020,580)	(9,947,304)	(12,227,818)	(221,727)	(3,029,841)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	7,841,564	28,511,621	3,506,269	4,528,597	7,667,734	33,038,489
Dividends and distribution reinvestments - Class P	2,053,772	9,020,580	9,947,304	12,227,818	221,727	3,029,841
Cost of shares repurchased - Class P	(31,655,007)	(78,661,680)	(27,173,385)	(109,659,401)	(34,991,071)	(82,540,836)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,759,671)	(41,129,479)	(13,719,812)	(92,902,986)	(27,101,610)	(46,472,506)
NET INCREASE (DECREASE) IN NET ASSETS	(25,267,190)	(39,428,507)	(13,958,876)	(96,505,278)	(24,080,599)	(44,729,350)
NET ASSETS
Beginning of Year	87,822,291	127,250,798	71,081,458	167,586,736	87,044,475	131,773,825
End of Year	$62,555,101	$87,822,291	$57,122,582	$71,081,458	$62,963,876	$87,044,475
Undistributed/Accumulated Net Investment Income (Loss)	($1,805,479)	($22,587)	($5,259,736)	($12,290,745)	($485,828)	($62,038)

	PF Multi-Asset Fund (1)
OPERATIONS
Net investment income (loss)	$1,047,910
Net realized gain (loss)	(1,288,736)
Change in net unrealized appreciation (depreciation)	(16,846,206)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,087,032)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	—
Net realized gains - Class P	—
Net Decrease from Dividends and Distributions to Shareholders	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	750,387,520
Dividends and distribution reinvestments - Class P	—
Cost of shares repurchased - Class P	(10)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	750,387,510
NET INCREASE (DECREASE) IN NET ASSETS	733,300,478
NET ASSETS
Beginning of Period	—
End of Period	$733,300,478
Undistributed/Accumulated Net Investment Income (Loss)	$1,064,555

(1)	PF Multi-Asset Fund commenced operations of January 31, 2018.

See Notes to Financial Statements

C-12

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2018

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets from operations	$467,334
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(94,106,818)
Proceeds from disposition of long-term securities	24,383,141
Proceeds from securities sold short	1,533,715
Purchases to cover securities sold short	(1,531,281)
Proceeds (purchases) of short-term securities, net	(4,606,603)
Proceeds (purchases) from foreign currency transactions	(109,641)
(Increase) decrease in dividends and interest receivable	(128,518)
(Increase) decrease in receivable for securities sold	(335,925)
(Increase) decrease in receivable due from adviser	(2,773)
(Increase) decrease in prepaid expenses and other assets	140
(Increase) decrease in variation margin on futures contracts	(94,860)
(Increase) decrease in variation margin on swap contracts	61,062
Increase (decrease) in swap premiums	(2,427)
Increase (decrease) in payable for securities purchased	1,953,090
Increase (decrease) in payable for due to custodian	16
Increase (decrease) in accrued advisory fees	1,663
Increase (decrease) in accrued administration fees	4,656
Increase (decrease) in accrued support services expenses	62
Increase (decrease) in accrued custodian fees and expenses	(235)
Increase (decrease) in accrued transfer agency out-of-pocket expenses	223
Increase (decrease) in accrued legal, audit and tax service fees	963
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	119
Increase (decrease) in accrued other payable	978
Change in net unrealized (appreciation) depreciation on investment securities	(27,064)
Change in net unrealized (appreciation) depreciation on swaps (3)	1,388
Change in net unrealized (appreciation) depreciation on written options	337
Change in net unrealized (appreciation) depreciation on purchased options	5,469
Change in net unrealized (appreciation) depreciation on forward foreign currency contract transactions	11,228
Change in net unrealized (appreciation) depreciation on foreign currencies	1,108
Net realized (gain) loss on investment security transactions	38,007
Net realized (gain) loss on closed short positions	(2,434)
Net realized (gain) loss on written option transactions	(33,643)
Net realized (gain) loss on purchased option transactions	4,973
Net realized (gain) loss on forward foreign currency contract transactions	106,701
Net realized (gain) loss on foreign currency	(61,129)
Net amortization on investments	88,887
Net cash provided by (used in) operating activities	(72,378,091)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	64,596,260
Payment of shares redeemed	(2,398,839)
Increase (decrease) in payable for reverse repurchase agreement	2,450,000
Proceeds from sale-buyback financing activities	213,406,604
Payment on sale-buyback financing transactions	(205,573,044)
Net cash provided by (used in) financing activities	72,480,981

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	102,890

CASH AND FOREIGN CURRENCY (4):
Beginning of Year	257,123
End of Year	$360,013

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, but does not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.
(2)	Interest paid by the PF Inflation Managed Fund was $61,908.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregagted for derivative instruments) of $287,000.

See Notes to Financial Statements

C-13

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)		Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Inflation Managed Fund
4/1/2017 - 3/31/2018	$8.92	$0.27	($0.19)	$0.08	($0.12)	$—	($0.12)	$8.88	1.06%	0.94	%(5)	3.08%	0.87%	$75,772	108%
4/1/2016 - 3/31/2017	8.73	0.29	(0.10)	0.19	—	—	—	8.92	0.98%	0.80%		3.35%	2.18%	13,130	194%
4/1/2015 - 3/31/2016	8.80	0.20	(0.27)	(0.07)	—	—	—	8.73	0.79%	0.64%		2.36%	(0.80%)	52,190	89%
4/1/2014 - 3/31/2015	8.84	0.06	0.15	0.21	(0.25)	—	(0.25)	8.80	0.68%	0.58%		0.68%	2.38%	126,154	139%
4/1/2013 - 3/31/2014	9.73	0.07	(0.78)	(0.71)	(0.04)	(0.14)	(0.18)	8.84	0.64%	0.56%		0.83%	(7.40%)	185,765	36%
PF Managed Bond Fund
4/1/2017 - 3/31/2018	$10.67	$0.29	$0.05	$0.34	($0.42)	($0.01)	($0.43)	$10.58	0.64%	0.57	%(5)	2.63%	3.29%	$598,676	364%
4/1/2016 - 3/31/2017	10.57	0.26	0.10	0.36	(0.15)	(0.11)	(0.26)	10.67	0.64%	0.56%		2.39%	3.42%	742,216	372%
4/1/2015 - 3/31/2016	11.06	0.28	(0.16)	0.12	(0.25)	(0.36)	(0.61)	10.57	0.64%	0.55%		2.58%	1.31%	421,377	370%
4/1/2014 - 3/31/2015	10.76	0.15	0.52	0.67	(0.17)	(0.20)	(0.37)	11.06	0.63%	0.55%		1.37%	6.32%	643,882	578%
4/1/2013 - 3/31/2014	11.11	0.13	(0.27)	(0.14)	(0.15)	(0.06)	(0.21)	10.76	0.63%	0.55%		1.16%	(1.22%)	579,753	530%
PF Short Duration Bond Fund
4/1/2017 - 3/31/2018	$9.88	$0.15	($0.09)	$0.06	($0.15)	$—	($0.15)	$9.79	0.63%	0.55%		1.56%	0.65%	$112,269	67%
4/1/2016 - 3/31/2017	9.84	0.12	0.01	0.13	(0.09)	—	(0.09)	9.88	0.68%	0.55%		1.16%	1.36%	167,639	233%
4/1/2015 - 3/31/2016	10.01	0.12	(0.09)	0.03	(0.20)	—	(0.20)	9.84	0.65%	0.55%		1.18%	0.35%	75,899	98%
4/1/2014 - 3/31/2015	10.05	0.11	(0.02)	0.09	(0.13)	—	(0.13)	10.01	0.64%	0.55%		1.11%	0.88%	213,334	60%
4/1/2013 - 3/31/2014	10.12	0.10	(0.04)	0.06	(0.13)	—	(0.13)	10.05	0.64%	0.55%		1.02%	0.64%	229,189	43%
PF Emerging Markets Debt Fund
4/1/2017 - 3/31/2018	$9.39	$0.51	$0.30	$0.81	($0.83)	$—	($0.83)	$9.37	1.11%	0.94%		5.28%	8.76%	$85,758	68%
4/1/2016 - 3/31/2017	9.14	0.72	0.58	1.30	(1.05)	—	(1.05)	9.39	1.10%	0.94%		7.58%	14.88%	42,614	75%
4/1/2015 - 3/31/2016	8.89	0.61	(0.35)	0.26	(0.01)	—	(0.01)	9.14	1.07%	0.94%		6.91%	2.93%	108,161	80%
4/1/2014 - 3/31/2015	9.69	0.50	(0.95)	(0.45)	(0.35)	—	(0.35)	8.89	1.08%	0.94%		5.20%	(4.73%)	162,011	105%
4/1/2013 - 3/31/2014	10.53	0.47	(0.90)	(0.43)	(0.32)	(0.09)	(0.41)	9.69	1.06%	0.94%		4.71%	(3.92%)	130,516	116%
PF Comstock Fund
4/1/2017 - 3/31/2018	$15.00	$0.20	$1.63	$1.83	($0.16)	($1.16)	($1.32)	$15.51	0.96%	0.89%		1.29%	12.13%	$116,848	13%
4/1/2016 - 3/31/2017	13.66	0.23	2.75	2.98	(0.36)	(1.28)	(1.64)	15.00	0.97%	0.89%		1.55%	21.92%	183,720	22%
4/1/2015 - 3/31/2016	17.07	0.27	(1.46)	(1.19)	(0.36)	(1.86)	(2.22)	13.66	0.96%	0.89%		1.73%	(7.54%)	214,771	16%
4/1/2014 - 3/31/2015	17.61	0.22	1.07	1.29	(0.37)	(1.46)	(1.83)	17.07	0.96%	0.89%		1.25%	7.22%	269,705	21%
4/1/2013 - 3/31/2014	14.40	0.25	3.11	3.36	(0.15)	—	(0.15)	17.61	0.97%	0.89%		1.53%	23.36%	308,598	14%
PF Developing Growth Fund
4/1/2017 - 3/31/2018	$11.50	($0.06)	$3.40	$3.34	$—	$—	$—	$14.84	0.90%	0.75%		(0.45%)	29.04%	$9,463	86%
4/1/2016 - 3/31/2017	9.80	(0.04)	1.74	1.70	—	—	—	11.50	0.90%	0.75%		(0.40%)	17.35%	8,805	123%
4/1/2015 - 3/31/2016	14.80	(0.07)	(3.18)	(3.25)	—	(1.75)	(1.75)	9.80	0.82%	0.75%		(0.51%)	(23.59%)	42,196	229%
4/1/2014 - 3/31/2015	15.54	(0.05)	1.20	1.15	—	(1.89)	(1.89)	14.80	0.82%	0.75%		(0.35%)	8.36%	83,731	264%
4/1/2013 - 3/31/2014	13.29	(0.04)	2.67	2.63	(0.02)	(0.36)	(0.38)	15.54	0.83%	0.75%		(0.28%)	19.90%	59,921	84%
PF Growth Fund
4/1/2017 - 3/31/2018	$20.94	$0.04	$5.33	$5.37	($0.04)	($0.89)	($0.93)	$25.38	0.76%	0.70%		0.16%	25.93%	$206,732	34%
4/1/2016 - 3/31/2017	18.82	0.02	2.61	2.63	(0.02)	(0.49)	(0.51)	20.94	0.77%	0.70%		0.12%	14.25%	135,132	43%
4/1/2015 - 3/31/2016	19.30	0.02	0.43	0.45	(0.09)	(0.84)	(0.93)	18.82	0.76%	0.70%		0.11%	2.17%	122,698	35%
4/1/2014 - 3/31/2015	17.33	0.05	2.19	2.24	(0.13)	(0.14)	(0.27)	19.30	0.76%	0.70%		0.30%	12.96%	147,893	39%
4/1/2013 - 3/31/2014	13.93	0.03	3.47	3.50	(0.10)	—	(0.10)	17.33	0.79%	0.70%		0.20%	25.15%	101,285	76%
PF Large-Cap Growth Fund
4/1/2017 - 3/31/2018	$10.11	($0.02)	$2.73	$2.71	$—	($2.23)	($2.23)	$10.59	0.97%	0.86%		(0.20%)	28.46%	$50,022	48%
4/1/2016 - 3/31/2017	9.24	(0.01)	1.50	1.49	—	(0.62)	(0.62)	10.11	0.97%	0.86%		(0.11%)	16.74%	89,167	80%
4/1/2015 - 3/31/2016	10.71	(0.02)	(0.17)	(0.19)	—	(1.28)	(1.28)	9.24	0.96%	0.86%		(0.15%)	(2.67%)	150,939	83%
4/1/2014 - 3/31/2015	10.28	(0.02)	1.51	1.49	—	(1.06)	(1.06)	10.71	0.96%	0.86%		(0.16%)	14.84%	199,138	100%
4/1/2013 - 3/31/2014	10.40	(0.01)	2.41	2.40	(0.02)	(2.50)	(2.52)	10.28	0.97%	0.84%		(0.06%)	23.58%	172,613	163%
PF Large-Cap Value Fund
4/1/2017 - 3/31/2018	$16.60	$0.22	$0.79	$1.01	($0.23)	($0.24)	($0.47)	$17.14	0.86%	0.80%		1.27%	6.01%	$154,943	7%
4/1/2016 - 3/31/2017	14.78	0.22	2.11	2.33	(0.20)	(0.31)	(0.51)	16.60	0.86%	0.80%		1.40%	15.88%	433,551	21%
4/1/2015 - 3/31/2016	16.46	0.23	(0.43)	(0.20)	(0.22)	(1.26)	(1.48)	14.78	0.86%	0.80%		1.45%	(1.29%)	299,971	10%
4/1/2014 - 3/31/2015	16.71	0.23	1.36	1.59	(0.38)	(1.46)	(1.84)	16.46	0.86%	0.80%		1.37%	9.40%	344,403	13%
4/1/2013 - 3/31/2014	13.96	0.36	2.62	2.98	(0.23)	—	(0.23)	16.71	0.86%	0.80%		2.33%	21.41%	380,372	13%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-14

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Main Street Core Fund
4/1/2017 - 3/31/2018	$14.03	$0.18	$0.85	$1.03	($0.19)	($0.95)	($1.14)	$13.92	0.66%	0.60%	1.26%	7.12%	$137,101	30%
4/1/2016 - 3/31/2017	12.16	0.18	1.91	2.09	(0.16)	(0.06)	(0.22)	14.03	0.66%	0.60%	1.38%	17.29%	301,322	51%
4/1/2015 - 3/31/2016	14.26	0.17	0.26	0.43	(0.16)	(2.37)	(2.53)	12.16	0.66%	0.60%	1.27%	2.87%	211,675	50%
4/1/2014 - 3/31/2015	14.85	0.16	1.51	1.67	(0.14)	(2.12)	(2.26)	14.26	0.66%	0.60%	1.06%	11.36%	270,813	46%
4/1/2013 - 3/31/2014	12.20	0.13	2.65	2.78	(0.13)	—	(0.13)	14.85	0.67%	0.60%	0.99%	22.84%	257,575	66%
PF Mid-Cap Equity Fund
4/1/2017 - 3/31/2018	$11.00	$0.05	$1.75	$1.80	($0.04)	($2.03)	($2.07)	$10.73	0.88%	0.80%	0.40%	16.31%	$31,310	77%
4/1/2016 - 3/31/2017	10.63	0.05	2.43	2.48	(0.17)	(1.94)	(2.11)	11.00	0.89%	0.80%	0.45%	24.02%	66,011	101%
4/1/2015 - 3/31/2016	12.15	0.15	(0.59)	(0.44)	(0.12)	(0.96)	(1.08)	10.63	0.86%	0.80%	1.34%	(3.79%)	169,595	184%
4/1/2014 - 3/31/2015	12.84	0.05	0.80	0.85	(0.03)	(1.51)	(1.54)	12.15	0.86%	0.80%	0.40%	7.44%	218,141	172%
4/1/2013 - 3/31/2014	11.00	0.04	2.84	2.88	(0.06)	(0.98)	(1.04)	12.84	0.87%	0.80%	0.36%	26.82%	171,357	114%
PF Mid-Cap Value Fund
4/1/2017 - 3/31/2018	$11.56	$0.05	$1.15	$1.20	($0.03)	($0.09)	($0.12)	$12.64	0.91%	0.91%	0.44%	10.36%	$70,777	47%
4/1/2016 - 3/31/2017	9.72	0.04	1.93	1.97	(0.13)	—	(0.13)	11.56	0.92%	0.92%	0.36%	20.36%	197,317	56%
7/29/2015 - 3/31/2016	10.00	0.09	(0.32)	(0.23)	(0.05)	—	(0.05)	9.72	0.93%	0.93%	1.34%	(2.30%)	250,968	32%
PF Small-Cap Value Fund
4/1/2017 - 3/31/2018	$12.09	$0.02	$0.79	$0.81	($0.02)	($1.66)	($1.68)	$11.22	0.97%	0.90%	0.17%	6.54%	$81,515	30%
4/1/2016 - 3/31/2017	10.14	0.01	2.44	2.45	(0.07)	(0.43)	(0.50)	12.09	0.98%	0.90%	0.12%	23.99%	118,590	49%
4/1/2015 - 3/31/2016	10.45	0.03	(0.27)	(0.24)	(0.01)	(0.06)	(0.07)	10.14	0.96%	0.90%	0.33%	(2.29%)	199,324	55%
4/1/2014 - 3/31/2015	13.55	0.07	1.17	1.24	(0.14)	(4.20)	(4.34)	10.45	0.96%	0.90%	0.55%	11.55%	145,801	140%
4/1/2013 - 3/31/2014	12.15	0.20	1.98	2.18	(0.16)	(0.62)	(0.78)	13.55	0.97%	0.90%	1.52%	18.13%	147,702	41%
PF Emerging Markets Fund
4/1/2017 - 3/31/2018	$13.81	$0.10	$3.49	$3.59	($0.10)	$—	($0.10)	$17.30	1.20%	0.95%	0.63%	25.93%	$178,391	34%
4/1/2016 - 3/31/2017	12.09	0.08	1.71	1.79	(0.07)	—	(0.07)	13.81	1.20%	0.95%	0.64%	14.83%	200,620	69%
4/1/2015 - 3/31/2016	13.58	0.10	(1.47)	(1.37)	(0.12)	—	(0.12)	12.09	1.23%	0.95%	0.84%	(10.09%)	118,049	65%
4/1/2014 - 3/31/2015	14.75	0.12	(0.71)	(0.59)	(0.19)	(0.39)	(0.58)	13.58	1.23%	0.95%	0.81%	(4.15%)	138,242	40%
4/1/2013 - 3/31/2014	14.22	0.09	0.83	0.92	(0.10)	(0.29)	(0.39)	14.75	1.27%	0.95%	0.59%	6.43%	153,333	31%
PF International Large-Cap Fund
4/1/2017 - 3/31/2018	$18.19	$0.26	$2.74	$3.00	($0.34)	$—	($0.34)	$20.85	1.14%	1.00%	1.28%	16.54%	$125,384	10%
4/1/2016 - 3/31/2017	16.69	0.25	1.58	1.83	(0.33)	—	(0.33)	18.19	1.13%	1.00%	1.46%	11.17%	176,670	16%
4/1/2015 - 3/31/2016	18.50	0.20	(1.85)	(1.65)	(0.16)	—	(0.16)	16.69	1.10%	1.00%	1.17%	(8.93%)	289,863	24%
4/1/2014 - 3/31/2015	18.46	0.29	0.01	0.30	(0.26)	—	(0.26)	18.50	1.10%	1.00%	1.56%	1.70%	220,898	41%
4/1/2013 - 3/31/2014	16.48	0.22	1.97	2.19	(0.21)	—	(0.21)	18.46	1.10%	1.00%	1.23%	13.28%	240,522	14%
PF International Small-Cap Fund
4/1/2017 - 3/31/2018	$10.50	$0.19	$1.79	$1.98	($0.29)	($0.95)	($1.24)	$11.24	1.16%	1.10%	1.63%	19.24%	$89,816	52%
4/1/2016 - 3/31/2017	10.27	0.21	1.10	1.31	(0.41)	(0.67)	(1.08)	10.50	1.18%	1.09%	2.07%	13.85%	42,798	53%
4/1/2015 - 3/31/2016	10.69	0.15	(0.12)	0.03	(0.32)	(0.13)	(0.45)	10.27	1.11%	1.08%	1.37%	0.22%	118,558	51%
1/14/2015 - 3/31/2015	10.00	0.03	0.66	0.69	—	—	—	10.69	1.24%	1.08%	1.34%	6.90%	127,493	8%
PF International Value Fund
4/1/2017 - 3/31/2018	$9.31	$0.30	$0.99	$1.29	($0.43)	$—	($0.43)	$10.17	0.92%	0.80%	2.95%	14.01%	$143,626	111%
4/1/2016 - 3/31/2017	8.35	0.21	1.03	1.24	(0.28)	—	(0.28)	9.31	0.90%	0.80%	2.43%	15.15%	174,630	67%
4/1/2015 - 3/31/2016	9.51	0.16	(1.19)	(1.03)	(0.13)	—	(0.13)	8.35	0.92%	0.80%	1.80%	(10.87%)	140,760	73%
4/1/2014 - 3/31/2015	10.33	0.22	(0.65)	(0.43)	(0.39)	—	(0.39)	9.51	0.91%	0.80%	2.19%	(4.07%)	142,653	87%
4/1/2013 - 3/31/2014	9.10	0.39	1.08	1.47	(0.24)	—	(0.24)	10.33	0.91%	0.80%	3.89%	16.15%	176,541	54%
PF Real Estate Fund
4/1/2017 - 3/31/2018	$14.94	$0.30	($0.75)	($0.45)	($0.22)	($2.41)	($2.63)	$11.86	1.13%	1.05%	2.12%	(4.15%)	$41,519	47%
4/1/2016 - 3/31/2017	15.99	0.16	(0.18)	(0.02)	(0.39)	(0.64)	(1.03)	14.94	1.12%	1.05%	1.01%	(0.14%)	39,038	27%
4/1/2015 - 3/31/2016	16.87	0.36	0.15	0.51	(0.23)	(1.16)	(1.39)	15.99	1.12%	1.05%	2.33%	3.61%	70,717	26%
4/1/2014 - 3/31/2015	14.19	0.22	3.11	3.33	(0.31)	(0.34)	(0.65)	16.87	1.11%	1.05%	1.41%	23.69%	49,486	34%
4/1/2013 - 3/31/2014	13.67	0.21	0.54	0.75	(0.23)	—	(0.23)	14.19	1.12%	1.05%	1.52%	5.61%	73,828	18%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-15

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)		Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Currency Strategies Fund
4/1/2017 - 3/31/2018	$9.49	($0.01)	($0.13)	($0.14)	($0.23)	$—	($0.23)	$9.12	0.88%	0.88%		(0.15%)	(1.32%)	$62,555	0%
4/1/2016 - 3/31/2017	9.75	(0.06)	0.90	0.84	(1.10)	—	(1.10)	9.49	0.90%	0.90%		(0.62%)	8.95%	87,822	0%
4/1/2015 - 3/31/2016	9.92	(0.08)	0.11	0.03	(0.20)	—	(0.20)	9.75	0.86%	0.86%		(0.78%)	0.35%	127,251	82%
4/1/2014 - 3/31/2015	9.41	(0.07)	0.79	0.72	(0.21)	—	(0.21)	9.92	0.86%	0.86%		(0.76%)	7.69%	187,572	141%
4/1/2013 - 3/31/2014	10.32	(0.07)	(0.52)	(0.59)	(0.32)	—	(0.32)	9.41	0.89%	0.85%		(0.68%)	(5.98%)	131,023	49%
PF Equity Long/Short Fund
4/1/2017 - 3/31/2018	$9.78	($0.04)	$1.41	$1.37	($0.64)	($0.80)	($1.44)	$9.71	1.39%	1.24%		(0.41%)	14.45%	$57,123	0%
4/1/2016 - 3/31/2017	10.31	(0.10)	1.38	1.28	(1.81)	—	(1.81)	9.78	1.43%	1.28%		(0.95%)	13.10%	71,081	0%
4/27/2015 - 3/31/2016	10.00	(0.12)	2.09	1.97	(1.66)	—	(1.66)	10.31	1.42%	1.27%		(1.21%)	20.01%	167,587	0%
PF Global Absolute Return Fund
4/1/2017 - 3/31/2018	$9.14	$0.42	($0.07)	$0.35	($0.02)	$—	($0.02)	$9.47	1.25%	1.12	%(5)	4.47%	3.99%	$62,964	91%
4/1/2016 - 3/31/2017	9.04	0.41	0.02	0.43	(0.33)	—	(0.33)	9.14	1.19%	1.10%		4.47%	4.80%	87,044	100%
4/1/2015 - 3/31/2016	10.03	0.47	(0.61)	(0.14)	(0.85)	—	(0.85)	9.04	1.17%	1.08%		4.87%	(1.46%)	131,774	127%
4/1/2014 - 3/31/2015	9.69	0.48	0.39	0.87	(0.53)	—	(0.53)	10.03	1.21%	1.10%		4.82%	9.13%	177,656	132%
4/1/2013 - 3/31/2014	10.19	0.36	(0.65)	(0.29)	(0.20)	(0.01)	(0.21)	9.69	1.36%	1.18%		3.64%	(2.80%)	198,360	115%
PF Multi-Asset Fund (6)
1/31/2018 - 3/31/2018	$10.00	$0.03	($0.61)	($0.58)	$—	$—	$—	$9.42	0.59%	0.51%		1.68%	(5.80%)	$733,300	37%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(4)	The total returns include reinvestment of all dividends and capital gains distribution, if any. Total returns are not annualized for periods less than one full year.
(5)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2018 are as follows:

Fund	Class P
PF Inflation Managed Fund	0.55%
PF Managed Bond Fund	0.55%
PF Global Absolute Return Fund	1.05%

(6)	PF Multi-Asset Fund commenced operations on January 31, 2018.

See Notes to Financial Statements

C-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2018, the Trust was comprised of forty separate funds, twenty-two of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”). All of the Funds listed in the table below (collectively known as the “PF Underlying Funds”) offer Class P shares only, which are sold at net asset value:

PF Underlying Funds
PF Inflation Managed Fund	PF Large-Cap Value Fund	PF International Value Fund
PF Managed Bond Fund	PF Main Street® Core Fund	PF Real Estate Fund
PF Short Duration Bond Fund	PF Mid-Cap Equity Fund	PF Currency Strategies Fund
PF Emerging Markets Debt Fund	PF Mid-Cap Value Fund	PF Equity Long/Short Fund
PF Comstock Fund	PF Small-Cap Value Fund	PF Global Absolute Return Fund
PF Developing Growth Fund	PF Emerging Markets Fund	PF Multi-Asset Fund
PF Growth Fund	PF International Large-Cap Fund
PF Large-Cap Growth Fund	PF International Small-Cap Fund

Presently, only the following Fund of Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds, Pacific FundsSM Floating Rate Income, Pacific FundsSM Core Income, Pacific FundsSM High Income, and Pacific FundsSM Small-Cap Growth.

Fund of Funds
Pacific FundsSM Portfolio Optimization Conservative*	Pacific FundsSM Portfolio Optimization Growth*
Pacific FundsSM Portfolio Optimization Moderate-Conservative*	Pacific FundsSM Portfolio Optimization Aggressive-Growth*
Pacific FundsSM Portfolio Optimization Moderate*	Pacific FundsSM Diversified Alternatives

*	These Funds are collectively known as the “Portfolio Optimization Funds”.

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, Pacific Funds Core Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-21.

Main Street is a registered trademark of OppenheimerFunds, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective January 1, 2017, the Trust implemented Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements issued by the Financial Accounting Standards Board (“FASB”). This ASU made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement and requires disclosure of reason(s) for the change in valuation approach and valuation technique. Changes in valuation approach and valuation technique, if any, are disclosed in Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules (the “Reporting Rules”) and amended existing rules (the “Amended Rules”) intended to modernize reporting and enhance the disclosure of information for most registered investment companies. The Amended Rules include amendments relating to Regulation S-X, which modify the form and content of the financial statements of the Trust, went into effect as of August 1, 2017 and are reflected in this annual report. For the Trust, the effective date of the Reporting Rules will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining their impact on the Trust’s financial statements and accompanying notes.

On November 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that will require the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Affiliated or Unaffiliated Investment Companies

Fund investments in affiliated or unaffiliated investment companies, including mutual funds, are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2018, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to exchange listed option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing

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costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value of future cash flows, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions

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and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2018, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2018, none of the Funds presented in this report had any unfunded loan commitments.

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Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund

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assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

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The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

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Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Equity Long/Short Fund used futures to gain exposure to equity markets. The PF Global Absolute Return Fund entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equity markets, to manage exposure to various securities markets and movements in interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased and wrote options and swaptions on futures, currencies, volatility and swaps as a means of capitalizing on anticipated changes in market volatility, and to generate income. The PF Inflation Managed and PF Managed Bond Funds held inflation floors, and the PF Inflation Managed Fund held inflation caps, to hedge duration. The PF Short Duration Bond Fund purchased and wrote options for hedging purposes. The PF Currency Strategies Fund purchased options to hedge risk on currency investments. The PF Global Absolute Return Fund purchased and wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in

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NOTES TO FINANCIAL STATEMENTS (Continued)

currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased and sold Forward Contracts in connection with settling planned purchases or sales of investments, to hedge and manage the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, and as part of the investment strategy of these Funds. The PF Short Duration Bond Fund entered into Forward Contracts in order to decrease currency exposure. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Comstock Fund entered into Forward Contracts for risk management purposes to mitigate currency risk and isolate securities selection as the primary driver of performance. The PF International Value Fund entered into Forward Contracts for risk management purposes to manage currency deviations relative to the benchmark. The PF Currency Strategies and PF Equity Long/Short Funds purchased and sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Funds’ returns against adverse currency movements and as a part of the investment strategy of these Funds. The PF Global Absolute Return Fund entered into Forward Contracts (including volatility forwards) to hedge against currency exposure associated with some or all of the Fund’s investments, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Global Absolute Return Fund entered into interest rate swaps to gain or hedge interest rate risk, to gain or mitigate exposure to various markets, and to increase returns.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the PF Global Absolute Return Fund entered into cross-currency swaps to gain or mitigate exposure on currency risk, for purposes of hedging, and as part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2018 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: the PF Inflation Managed Fund entered into credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging market or mortgage asset classes. The PF Inflation Managed Fund also purchased credit protection through credit default swaps to reduce credit exposure to individual issuers, reduce broad credit risk, and to benefit from price differences between the credit default swap and cash bonds market. The PF Managed Bond Fund entered into credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade or emerging market sectors through the use of credit default swaps on credit indices. The PF Global Absolute Return Fund entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities or to a specific debt security or a basket of debt securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: the PF Emerging Markets Debt Fund and the PF Multi-Asset Fund entered into total return swaps to gain exposure to various markets, for purposes of hedging, and as part of each Fund’s investment strategy. The PF Equity Long/Short Fund used total return swaps to gain exposure to various markets. The PF Global Absolute Return Fund used total return swaps to enhance returns, and for credit and market exposure.

Total Return Basket Swaps – A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These financing fees are based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Positions within the swap are reset periodically, and financing fees are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swaps outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the PF Equity Long/Short Fund entered into total return basket swaps to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying reference asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying reference asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying reference asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying reference asset.

None of the Funds presented in these financial statements held volatility swaps as of March 31, 2018.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap contracts	Payable: Variation margin on swap contracts
	Swap agreements, at value	Swap agreements, at value
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap contracts	Payable: Variation margin on swap contracts
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2018:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2018	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$124,398	$1,348	*	$—		$17,650	$105,400	*
PF Managed Bond	7,950,079	1,431,245	*	—		976,487 *	5,542,347	*
PF Short Duration Bond	41,002	—		—		157	40,845	*
PF Emerging Markets Debt	722,997	—		—		289,671	433,326	*
PF Comstock	13,529	—		—		13,529	—
PF Currency Strategies	3,196,925	—		—		3,196,925	—
PF Equity Long/Short	6,399,377	—		6,353,260	*	46,117	—
PF Global Absolute Return	2,973,166	351,440	*	80,793		1,909,982	630,951	*
PF Multi-Asset	7,305,502	—		7,305,502		—	—

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2018	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($197,361)	($3,780	)*	$—		($29,989)	($163,592	)*
PF Managed Bond	(7,183,904)	(434,326	)*	—		(3,123,358)*	(3,626,220	)*
PF Short Duration Bond	(22,834)	—		—		—	(22,834	)*
PF Emerging Markets Debt	(255,389)	—		—		(254,928)	(461	)*
PF Comstock	(27,710)	—		—		(27,710)	—
PF Currency Strategies	(2,290,328)	—		—		(2,290,328)	—
PF Equity Long/Short	(1,007,688)	—		(936,537	)*	(71,151)	—
PF Global Absolute Return	(4,148,943)	(583,002	)*	—		(2,343,990)	(1,221,951	)*
PF Multi-Asset	(23,606,126)	—		(23,606,126)		—	—

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared options, and/or centrally cleared swaps as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

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NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contract transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2018:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($10,250)	($337)	$—	($103,618)	$93,705
PF Managed Bond	(1,381,589)	(88,804)	—	(1,208,477)	(84,308)
PF Short Duration Bond	(452,184)	(616)	—	(8,878)	(442,690)
PF Emerging Markets Debt	939,478	—	—	692,467	247,011
PF Comstock	(2,057,400)	—	—	(2,057,400)	—
PF International Value	44,138	—	—	44,138	—
PF Currency Strategies	(2,190,542)	—	—	(2,190,542)	—
PF Equity Long/Short	16,450,833	—	15,267,992	1,182,841	—
PF Global Absolute Return	(6,816,976)	(2,111,144)	(1,105,417)	(3,269,728)	(330,687)
PF Multi-Asset	(1,160,794)	—	(1,160,794)	—	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($62,273)	($888)	$—	($11,228)	($50,157)
PF Managed Bond	(3,688,439)	(233,991)	—	(2,260,575)	(1,193,873)
PF Short Duration Bond	2,476	—	—	157	2,319
PF Emerging Markets Debt	125,744	—	—	314,707	(188,963)
PF Comstock	190,594	—	—	190,594	—
PF International Value	(154,168)	—	—	(154,168)	—
PF Currency Strategies	(1,087,365)	—	—	(1,087,365)	—
PF Equity Long/Short	(6,422,394)	—	(6,281,694)	(140,700)	—
PF Global Absolute Return	(217,189)	594,575	5,416	(478,395)	(338,785)
PF Multi-Asset	(16,300,624)	—	(16,300,624)	—	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2018:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	5	($7,325)	30	($16,032)	21	$7,399	45	$25,941
PF Managed Bond	35	227,795	70	(1,519,130)	73	130,921	37	1,639,462
PF Short Duration Bond	3	(21,158)	—	(745)	—	11	—	—
PF Emerging Markets Debt	—	—	107	(67,488)	—	—	20	503,533
PF Comstock	—	—	18	(186,285)	—	—	—	—
PF International Value	—	—	7	30,834	—	—	—	—
PF Currency Strategies	—	—	97	(203,055)	6	354,582	—	—
PF Equity Long/Short	12	(59,800)	29	55,288	—	—	18	8,670,393
PF Global Absolute Return	3	1,982	194	(892,784)	18	272,139	206	(826,004)
PF Multi-Asset	—	—	—	—	—	—	22	(16,300,624)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2018.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2018:

	Gross Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in Statements of Assets and Liabilities					Gross Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments		Collateral Received		Net Amount			Financial Instruments		Collateral Pledged		Net Amount
	Assets							Liabilities

PF Inflation Managed
Swap agreements	$1,112		($445)		$—		$667	($11,112)		$445		$—		($10,667)
Option contracts	8,909		(1,608)		—		7,301	(6,151)		1,608		—		(4,543)
Forward foreign currency contracts	17,650		(8,607)		—		9,043	(29,989)		8,607		—		(21,382)
Reverse repurchase agreements								(2,450,000)		—		2,450,000		—
Sale-buyback financing transactions								(11,435,396)		11,435,396		—		—

PF Managed Bond
Swap agreements	40,486		—		—		40,486	—		—		—		—
Option contracts	29,631		(29,631)		—		—	(53,058)		29,631		4,005		(19,422)
Forward foreign currency contracts	605,930		(492,278)		—		113,652	(3,044,925)		492,278		1,152,265		(1,400,382)
Sale-buyback financing transactions								(32,702,867)		32,702,867		—		—

PF Short Duration Bond
Forward foreign currency contracts	157		—		—		157	—		—		—		—

PF Emerging Markets Debt
Swap agreements	427,136		—		—		427,136	—		—		—		—
Forward foreign currency contracts	289,671		(114,619)		(6,429)		168,623	(254,928)		114,619		—		(140,309)

PF Comstock
Forward foreign currency contracts	13,529		(8,696)		—		4,833	(27,710)		8,696		—		(19,014)

PF Currency Strategies
Option contracts	73,713		—		(32,804)		40,909	(42,125)		—		—		(42,125)
Forward foreign currency contracts	3,123,212		(1,879,022)		(778,512)		465,678	(2,248,203)		1,879,022		250,348		(118,833)

PF Equity Long/Short
Swap agreements	6,317,946		(128,401)		(2,080,000)		4,109,545	(128,401)		128,401		—		—
Forward foreign currency contracts	46,117		(46,117)		—		—	(71,151)		46,117		10,008		(15,026)

PF Global Absolute Return
Swap agreements	468,506		(397,330)		(14,066)		57,110	(769,340)		397,330		98,441		(273,569)
Option contracts	258,903		—		(2,381)		256,522	—		—		—		—
Forward foreign currency contracts	1,731,665		(1,432,659)		(57,172)		241,834	(2,136,553)		1,432,659		556,847		(147,047)
Forward volatility agreements	—		—		—		—	(10,313)		—		5,086		(5,227)

PF Multi-Asset
Swap agreements	7,305,502		(4,462,912)		(2,739,944)		102,646	(23,606,126)		4,462,912		19,143,214		—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of March 31, 2018.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise the PF Underlying Funds presented in these financial statements. PLFA, as Investment Adviser of the Trust, pays fees to these sub-advisers as compensation for their services. As of March 31, 2018, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Fund	Advisory Fees	Sub-Adviser
PF Inflation Managed	0.40%	Pacific Investment Management Company LLC
PF Managed Bond	0.40%	Pacific Investment Management Company LLC and Western Asset Management Company (co-sub-advisors)
PF Short Duration Bond	0.40%	T. Rowe Price Associates, Inc.
PF Emerging Markets Debt	0.785%	Ashmore Investment Management Limited
PF Comstock (1)	0.75%	Invesco Advisers, Inc.
PF Developing Growth	0.60%	Lord, Abbett & Co. LLC
PF Growth	0.55%	MFS Investment Management
PF Large-Cap Growth (1)	0.75%	BlackRock Investment Management, LLC
PF Large-Cap Value	0.65%	ClearBridge Investments, LLC
PF Main Street Core	0.45%	OppenheimerFunds, Inc.
PF Mid-Cap Equity	0.65%	Scout Investments, Inc.
PF Mid-Cap Value	0.70%	Boston Partners
PF Small-Cap Value	0.75%	AllianceBernstein L.P.
PF Emerging Markets	0.80%	OppenheimerFunds, Inc.
PF International Large-Cap	0.85%	MFS Investment Management
PF International Small-Cap	0.85%	QS Investors, LLC
PF International Value (2)	0.65%	Wellington Management Company LLP
PF Real Estate	0.90%	Morgan Stanley Investment Management Inc.
PF Currency Strategies	0.65%	Macro Currency Group and UBS Asset Management (Americas) Inc. (co-sub-advisers)
PF Equity Long/Short (1)	1.15%	AQR Capital Management, LLC
PF Global Absolute Return	0.80%	Eaton Vance Investment Managers
PF Multi-Asset	0.35%	Pacific Life Fund Advisors LLC

(1)	PLFA agreed to waive its advisory fees through July 31, 2018 for the following Funds: 0.015% for the PF Comstock Fund; 0.045% for the PF Large-Cap Growth Fund; and 0.15% for the PF Equity Long/Short Fund. There is no guarantee that PLFA will continue such waivers after that date.
(2)	Prior to May 1, 2017, J.P. Morgan Investment Management Inc. served as sub-adviser of the PF International Value Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PF Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(see Note 6) from each Fund presented in these financial statements for the fiscal year ended March 31, 2018 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2018 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the PF Equity Long/Short Fund) presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of each Fund’s business. The expense cap for the PF Underlying Funds, except the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.15% through July 31, 2018 and 0.30% thereafter through July 31, 2022. The expense cap for the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.25% through July 31, 2018. There is no expense cap for the PF Equity Long/Short Fund.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the fiscal year ended March 31, 2018 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2018 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2018 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration Date
Fund	3/31/2019	3/31/2020	3/31/2021
PF Inflation Managed	$95,880	$33,114	$19,621
PF Managed Bond	415,627	590,876	540,942
PF Short Duration Bond	108,855	123,091	131,342
PF Emerging Markets Debt	154,900	107,918	77,724
PF Comstock	145,785	134,866	115,361
PF Developing Growth	45,591	22,807	13,829
PF Growth	80,955	82,308	89,652
PF Large-Cap Growth	100,786	86,301	62,117
PF Large-Cap Value	188,396	243,001	247,008
PF Main Street Core	134,981	179,812	177,131
PF Mid-Cap Equity	116,181	79,956	49,499
PF Small-Cap Value	120,806	104,811	75,777
PF Emerging Markets	383,441	433,451	516,488
PF International Large-Cap	282,785	336,014	256,803
PF International Small-Cap	17,806	46,102	28,196
PF International Value	181,062	181,721	213,419
PF Real Estate	41,737	46,036	30,103
PF Global Absolute Return	117,298	91,278	109,755
PF Multi-Asset			48,872

	$2,732,872	$2,923,463	$2,803,639

During the fiscal year ended March 31, 2018, PLFA recouped from following Fund under the expense limitation agreement:

Fund	Amount Recouped
PF Currency Strategies	$4,400

There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended March 31, 2018.

C. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Prior to December 31, 2017, deferred amounts were treated as though equivalent dollar amounts had been invested in shares of certain Funds. An

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

independent trustee who deferred compensation had the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, Pacific Funds High Income, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap Growth, and/or Class P shares of the PF Underlying Funds. Effective January 1, 2018, a Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2018, such expenses increased by $6,279 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2018, the total amount in the DCP Liability accounts was $53,705 for all applicable Funds presented in these financial statements.

D. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

E. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

F. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2018, there were no purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act.

8. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year or period ended March 31, 2018, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Inflation Managed	$88,859,456	$22,508,926	$4,710,506	$1,852,091
PF Managed Bond	2,648,211,641	2,768,806,192	106,388,627	175,005,128
PF Short Duration Bond	46,425,491	65,724,715	50,317,261	78,067,822
PF Emerging Markets Debt	—	—	61,558,817	28,208,072
PF Comstock	—	—	23,006,010	111,644,429
PF Developing Growth	—	—	7,714,480	9,544,911
PF Growth	—	—	91,504,702	48,668,237
PF Large-Cap Growth	—	—	42,232,097	104,733,216
PF Large-Cap Value	—	—	27,154,787	334,263,944
PF Main Street Core	—	—	83,361,113	272,329,322
PF Mid-Cap Equity	—	—	47,647,901	91,473,067
PF Mid-Cap Value	—	—	85,660,736	229,785,536
PF Small-Cap Value	—	—	33,569,027	78,580,479
PF Emerging Markets	—	—	69,094,351	137,871,772
PF International Large-Cap	—	—	16,384,749	93,532,650
PF International Small-Cap	—	—	64,346,625	24,248,227
PF International Value	—	—	185,222,233	234,318,321
PF Real Estate	—	—	22,781,716	17,274,800
PF Global Absolute Return	2,408,411	3,302,445	55,911,871	80,991,287
PF Multi-Asset	275,937,366	93,446,708	430,841,828	6,960,227

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2018, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$11,435,396	$—	$—	$11,435,396
Reverse repurchase agreements	U.S. Treasury Obligations	—	2,450,000	—	—	2,450,000
Total borrowings		$—	$13,885,396	$—	$—	$13,885,396
PF Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$32,702,867	$—	$—	$32,702,867
Total borrowings		$—	$32,702,867	$—	$—	$32,702,867

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2018, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2018:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Inflation Managed	($8,947,892)	$242,609	$—	$—	$—	$—	$—
PF Managed Bond	(1,263,843)	3,408	—	2,948,243	—	—	2,948,243
PF Short Duration Bond	(3,120,664)	646,107	—	—	—	—	—
PF Emerging Markets Debt	(6,909,138)	177,326	—	—	—	—	—
PF Comstock	—	—	30,085,393	528,128	—	—	528,128
PF Developing Growth	(1,011,567)	—	—	—	—	—	—
PF Growth	—	404,823	5,934,530	—	—	—	—
PF Large-Cap Growth	—	1,274,580	21,362,233	—	—	—	—
PF Large-Cap Value	—	1,052,201	53,382,023	—	—	—	—
PF Main Street Core	—	1,851,718	47,890,108	—	—	—	—
PF Mid-Cap Equity	—	466,616	5,796,945	—	—	—	—
PF Mid-Cap Value	—	663,906	29,235,000	—	—	—	—
PF Small-Cap Value	—	175,310	7,808,545	—	—	—	—
PF Emerging Markets	—	674,478	6,209,047	—	—	—	—
PF International Large-Cap	—	65,299	18,661,917	—	—	—	—
PF International Small-Cap	—	90,120	1,498,859	—	—	—	—
PF International Value	—	1,161,039	—	—	—	—	—
PF Real Estate	—	141,518	1,589,368	—	—	—	—
PF Currency Strategies	(3,212)	—	—	520,923	—	—	520,923
PF Equity Long/Short	—	1,496,713	458,624	—	—	—	—
PF Global Absolute Return	(3,225,292)	—	—	1,112,607	—	—	1,112,607
PF Multi-Asset	(52,422)	1,064,555	—	—	—	—	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2018 and capital loss carryover from prior years utilized during the year or period ended March 31, 2018:

	Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year/Period Ended March 31, 2018	Capital Loss Carryover Expired During the Year/Period Ended March 31, 2018
	Capital Loss Carryover
Fund	Short-Term	Long-Term
PF Inflation Managed	($870,143)	($8,077,749)	($8,947,892)	$66,842	$—
PF Managed Bond	—	(1,263,843)	(1,263,843)	—	—
PF Short Duration Bond	(1,199,471)	(1,921,193)	(3,120,664)	—	—
PF Emerging Markets Debt	(2,148,355)	(4,760,783)	(6,909,138)	593,866	—
PF Developing Growth	(1,011,567)	—	(1,011,567)	1,204,021	—
PF Mid-Cap Value	—	—	—	616,127	—
PF Emerging Markets	—	—	—	22,986,989	—
PF International Large-Cap	—	—	—	12,210,202	—
PF International Value	—	—	—	24,566,134	28,195,469
PF Currency Strategies	(3,212)	—	(3,212)	—	—
PF Global Absolute Return	—	(3,225,292)	(3,225,292)	2,278,679	—
PF Multi-Asset	(52,422)	—	(52,422)	—	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2018, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
PF Inflation Managed	$91,288,738	$346,771	($679,891)	($333,120)	$33,601	($299,519)
PF Managed Bond	746,076,780	19,125,394	(21,769,350)	(2,643,956)	(976,129)	(3,620,085)
PF Short Duration Bond	115,100,925	148,294	(862,126)	(713,832)	(30)	(713,862)
PF Emerging Markets Debt	82,739,145	1,754,271	(1,655,279)	98,992	(7,002)	91,990
PF Comstock	72,807,288	48,012,139	(3,997,232)	44,014,907	(847)	44,014,060
PF Developing Growth	6,714,173	2,805,065	(190,906)	2,614,159	—	2,614,159
PF Growth	145,917,168	61,854,837	(954,786)	60,900,051	—	60,900,051
PF Large-Cap Growth	29,582,396	21,060,478	(493,703)	20,566,775	—	20,566,775
PF Large-Cap Value	77,727,095	78,162,170	(1,125,780)	77,036,390	—	77,036,390
PF Main Street Core	99,504,566	42,878,600	(5,225,817)	37,652,783	430	37,653,213
PF Mid-Cap Equity	23,848,290	8,811,890	(1,411,908)	7,399,982	—	7,399,982
PF Mid-Cap Value	56,215,774	16,493,664	(1,850,406)	14,643,258	—	14,643,258
PF Small-Cap Value	63,586,672	21,112,438	(3,075,984)	18,036,454	—	18,036,454
PF Emerging Markets	118,025,667	70,687,440	(9,647,860)	61,039,580	(8,307)	61,031,273
PF International Large-Cap	71,360,573	57,894,883	(5,097,066)	52,797,817	13,102	52,810,919
PF International Small-Cap	81,734,525	10,646,827	(3,151,801)	7,495,026	8,808	7,503,834
PF International Value	127,495,605	22,941,952	(8,656,384)	14,285,568	(11,790)	14,273,778
PF Real Estate	32,796,573	10,504,938	(1,999,055)	8,505,883	—	8,505,883
PF Currency Strategies	61,713,992	456,470	(217,084)	239,386	(243,385)	(3,999)
PF Equity Long/Short	45,374,928	—	(6,648)	(6,648)	(39,461)	(46,109)
PF Global Absolute Return	55,163,249	3,117,680	(1,496,809)	1,620,871	(656,659)	964,212
PF Multi-Asset	746,523,788	184,981	(805,817)	(620,836)	(17,461,418)	(18,082,254)

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, straddle loss deferrals, partnerships, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.
(2)	Other includes net appreciation or depreciation on derivatives, short sales and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2014.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the fiscal years ended March 31, 2018 and 2017, were as follows:

	For the Year or Period Ended March 31, 2018			For the Year Ended March 31, 2017
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Inflation Managed	$165,026	$—	$165,026	$—	$—	$—
PF Managed Bond	27,252,900	—	27,252,900	18,708,744	2,559,495	21,268,239
PF Short Duration Bond	2,387,342	—	2,387,342	1,142,148	—	1,142,148
PF Emerging Markets Debt	3,464,056	—	3,464,056	5,017,945	—	5,017,945
PF Comstock	2,145,665	12,810,976	14,956,641	5,621,099	14,174,732	19,795,831
PF Growth	1,081,093	4,208,497	5,289,590	123,468	2,855,020	2,978,488
PF Large-Cap Growth	1,032,897	16,255,760	17,288,657	115,659	7,119,224	7,234,883
PF Large-Cap Value	6,916,773	4,416,112	11,332,885	5,153,645	8,128,566	13,282,211
PF Main Street Core	7,865,603	14,712,135	22,577,738	3,737,963	1,319,560	5,057,523
PF Mid-Cap Equity	2,759,880	8,496,195	11,256,075	1,195,977	11,955,102	13,151,079
PF Mid-Cap Value	438,030	1,403,960	1,841,990	1,924,546	—	1,924,546
PF Small Cap Value	230,521	15,035,437	15,265,958	734,079	4,444,005	5,178,084
PF Emerging Markets	1,205,327	—	1,205,327	855,663	—	855,663
PF International Large-Cap	2,849,998	—	2,849,998	4,537,465	—	4,537,465
PF International Small-Cap	1,494,781	3,024,730	4,519,511	1,650,584	2,548,172	4,198,756
PF International Value	7,139,546	—	7,139,546	5,468,588	—	5,468,588
PF Real Estate	636,138	5,740,391	6,376,529	1,436,187	2,839,005	4,275,192
PF Currency Strategies	2,053,772	—	2,053,772	9,020,435	145	9,020,580
PF Equity Long/Short	6,050,516	3,896,788	9,947,304	12,227,818	—	12,227,818
PF Global Absolute Return	221,727	—	221,727	3,029,841	—	3,029,841

12. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2018, reclassifications as shown in the following table have been made in each Fund’s capital account report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2018. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, expiration of capital loss carryforwards, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Inflation Managed	$779	($71,890)	$71,111
PF Managed Bond	—	676,450	(676,450)
PF Short Duration Bond	—	139,030	(139,030)
PF Emerging Markets Debt	—	1,196,947	(1,196,947)
PF Comstock	—	(1,943,986)	1,943,986
PF Developing Growth	(41,021)	41,021	—
PF Growth	—	(9,680)	9,680
PF Large-Cap Growth	—	177,704	(177,704)
PF Large-Cap Value	48,427,424	(565,599)	(47,861,825)
PF Main Street Core	—	20,738	(20,738)
PF Mid-Cap Equity	4,084,091	24,270	(4,108,361)
PF Mid-Cap Value	—	70	(70)
PF Small-Cap Value	—	40,137	(40,137)
PF Emerging Markets	—	(30,343)	30,343
PF International Large-Cap	—	267,453	(267,453)
PF International Small-Cap	—	248,680	(248,680)
PF International Value	(28,195,469)	1,133,856	27,061,613
PF Real Estate	—	(19,477)	19,477
PF Currency Strategies	(1,288,327)	390,770	897,557
PF Equity Long/Short	—	11,907,748	(11,907,748)
PF Global Absolute Return	2	(4,003,320)	4,003,318
PF Multi-Asset	(16,911)	16,645	266

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2018 and 2017, were as follows:

	Year ended 3/31/2018	Year ended 3/31/2017	Year/ Period ended 3/31/2018	Year ended 3/31/2017	Year ended 3/31/2018	Year ended 3/31/2017	Year ended 3/31/2018	Year ended 3/31/2017
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund
Class P
Shares sold	7,313,111	212,291	531,321	48,765,280	501,598	16,371,096	4,948,673	397,378
Dividends and distributions reinvested	18,480	—	2,548,681	2,027,034	243,358	116,190	375,304	566,999
Shares repurchased	(271,176)	(4,719,640)	(16,107,371)	(21,078,348)	(6,235,028)	(7,244,313)	(707,964)	(8,262,837)
Net increase (decrease)	7,060,415	(4,507,349)	(13,027,369)	29,713,966	(5,490,072)	9,242,973	4,616,013	(7,298,460)
Beginning shares outstanding	1,472,708	5,980,057	69,590,844	39,876,878	16,959,469	7,716,496	4,536,194	11,834,654
Ending shares outstanding	8,533,123	1,472,708	56,563,475	69,590,844	11,469,397	16,959,469	9,152,207	4,536,194

	PF Comstock Fund		PF Developing Growth Fund		PF Growth Fund		PF Large-Cap Growth Fund
Class P
Shares sold	113,836	1,089,132	76,603	45,794	2,958,294	1,809,855	31,951	1,606,265
Dividends and distributions reinvested	948,701	1,306,982	—	—	221,110	154,733	1,756,977	781,305
Shares repurchased	(5,778,341)	(5,871,196)	(204,222)	(3,587,084)	(1,488,410)	(2,031,652)	(5,886,402)	(9,904,922)
Net increase (decrease)	(4,715,804)	(3,475,082)	(127,619)	(3,541,290)	1,690,994	(67,064)	(4,097,474)	(7,517,352)
Beginning shares outstanding	12,251,433	15,726,515	765,495	4,306,785	6,454,007	6,521,071	8,820,993	16,338,345
Ending shares outstanding	7,535,629	12,251,433	637,876	765,495	8,145,001	6,454,007	4,723,519	8,820,993

	PF Large-Cap Value Fund		PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Value Fund
Class P
Shares sold	162,487	10,543,796	85,871	8,070,710	19,834	44,366	84,900	4,079,687
Dividends and distributions reinvested	641,021	821,920	1,565,384	379,534	1,040,934	1,221,074	146,271	172,915
Shares repurchased	(17,877,474)	(5,549,767)	(13,274,841)	(4,381,264)	(4,145,268)	(11,212,725)	(11,692,703)	(13,002,500)
Net increase (decrease)	(17,073,966)	5,815,949	(11,623,586)	4,068,980	(3,084,500)	(9,947,285)	(11,461,532)	(8,749,898)
Beginning shares outstanding	26,114,055	20,298,106	21,473,510	17,404,530	6,002,658	15,949,943	17,063,123	25,813,021
Ending shares outstanding	9,040,089	26,114,055	9,849,924	21,473,510	2,918,158	6,002,658	5,601,591	17,063,123

	PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund		PF International Small-Cap Fund
Class P
Shares sold	63,528	441,887	166,751	10,860,424	258,634	1,191,261	4,317,301	555,237
Dividends and distributions reinvested	1,337,718	414,942	72,654	69,509	135,456	271,867	403,934	428,783
Shares repurchased	(3,945,051)	(10,701,711)	(4,456,527)	(6,169,058)	(4,094,473)	(9,111,650)	(805,699)	(8,453,326)
Net increase (decrease)	(2,543,805)	(9,844,882)	(4,217,122)	4,760,875	(3,700,383)	(7,648,522)	3,915,536	(7,469,306)
Beginning shares outstanding	9,809,324	19,654,206	14,528,350	9,767,475	9,714,684	17,363,206	4,077,754	11,547,060
Ending shares outstanding	7,265,519	9,809,324	10,311,228	14,528,350	6,014,301	9,714,684	7,993,290	4,077,754

	PF International Value Fund		PF Real Estate Fund		PF Currency Strategies Fund		PF Equity Long/Short Fund
Class P
Shares sold	509,308	9,099,961	778,164	719,019	868,157	2,855,605	344,554	446,920
Dividends and distributions reinvested	700,642	630,748	495,992	283,287	235,254	977,311	990,313	1,289,854
Shares repurchased	(5,843,205)	(7,837,956)	(387,143)	(2,810,469)	(3,493,107)	(7,628,910)	(2,720,419)	(10,718,954)
Net increase (decrease)	(4,633,255)	1,892,753	887,013	(1,808,163)	(2,389,696)	(3,795,994)	(1,385,552)	(8,982,180)
Beginning shares outstanding	18,760,037	16,867,284	2,613,546	4,421,709	9,252,185	13,048,179	7,265,697	16,247,877
Ending shares outstanding	14,126,782	18,760,037	3,500,559	2,613,546	6,862,489	9,252,185	5,880,145	7,265,697

	PF Global Absolute Return Fund		PF Multi-Asset Fund (1)
Class P
Shares sold	813,777	3,568,009	77,848,543
Dividends and distributions reinvested	23,488	331,130	—
Shares repurchased	(3,711,334)	(8,963,140)	(1)
Net increase (decrease)	(2,874,069)	(5,064,001)	77,848,542
Beginning shares outstanding	9,520,125	14,584,126	—
Ending shares outstanding	6,646,056	9,520,125	77,848,542

(1)	PF Multi-Asset Fund commenced operations on January 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Pacific Funds Series Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Comstock Fund, PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Main Street® Core Fund, PF Mid-Cap Equity Fund, PF Mid-Cap Value Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Real Estate Fund, PF Currency Strategies Fund, PF Equity Long/Short Fund, PF Global Absolute Return Fund and PF Multi-Asset Fund (the “Funds”) (twenty-two of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2018; the related statements of operations and cash flows (for PF Inflation Managed Fund), changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, and the results of their operations and their cash flows (for the PF Inflation Managed Fund), the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statements of Operations and Cash Flows (for PF Inflation Managed Fund)	Statements of Changes in Net Assets	Financial Highlights
PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Comstock Fund, PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Main Street® Core Fund, PF Mid-Cap Equity Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Value Fund, PF Real Estate Fund, PF Currency Strategies Fund and PF Global Absolute Return Fund	For the year ended March 31, 2018	For the years ended March 31, 2018 and 2017	For the years ended March 31, 2018, 2017, 2016, 2015, and 2014
PF Mid-Cap Value Fund	For the year ended March 31, 2018	For the years ended March 31, 2018 and 2017	For the years ended March 31, 2018, 2017, and the period from July 29, 2015 (commencement of operations) through March 31, 2016
PF International Small-Cap Fund	For the year ended March 31, 2018	For the years ended March 31, 2018 and 2017	For the years ended March 31, 2018, 2017, 2016, and the period from January 14, 2015 (commencement of operations) through March 31, 2015
PF Equity Long/Short Fund	For the year ended March 31, 2018	For the years ended March 31, 2018 and 2017	For the years ended March 31, 2018, 2017, and the period from April 27, 2015 (commencement of operations) through March 31, 2016
PF Multi-Asset Fund	For the period from January 31, 2018 (commencement of operations) through March 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, PA

May 24, 2018

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2018 is as follows:

Fund	Percentage
PF Comstock	87.36%
PF Growth	71.12%
PF Large-Cap Growth	22.17%
PF Large-Cap Value	100.00%
PF Main Street Core	63.75%
PF Mid-Cap Equity	37.99%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	5.13%
PF International Large-Cap	1.06%
PF International Small-Cap	1.33%

For the year ended March 31, 2018 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Comstock	95.05%
PF Growth	80.34%
PF Large-Cap Growth	27.85%
PF Large-Cap Value	100.00%
PF Main Street Core	74.94%
PF Mid-Cap Equity	39.48%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	100.00%
PF International Large-Cap	100.00%
PF International Small-Cap	92.16%
PF International Value	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2019. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2018. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Comstock	$39,904,409
PF Growth	8,989,976
PF Large-Cap Growth	26,108,037
PF Large-Cap Value	104,119,383
PF Main Street Core	52,334,145
PF Mid-Cap Equity	12,596,427
PF Mid-Cap Value	30,638,960
PF Small-Cap Value	15,035,437
PF Emerging Markets	6,209,047
PF International Large-Cap	18,661,917
PF International Small-Cap	3,655,119
PF Real Estate	5,740,391
PF Equity Long/Short	3,896,788

F-1

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2017 to March 31, 2018.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/18” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/17-03/31/18” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2017 to March 31, 2018.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/17-03/31/18.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
PF Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$1,004.20	0.97%	$4.85

Hypothetical
Class P	$1,000.00	$1,020.09	0.97%	$4.89
PF Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$992.00	0.58%	$2.88

Hypothetical
Class P	$1,000.00	$1,022.04	0.58%	$2.92
PF Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$997.40	0.55%	$2.74

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$1,020.20	0.94%	$4.73

Hypothetical
Class P	$1,000.00	$1,020.24	0.94%	$4.73
PF Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,043.40	0.88%	$4.48

Hypothetical
Class P	$1,000.00	$1,020.54	0.88%	$4.43
PF Developing Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,155.80	0.75%	$4.03

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,122.10	0.70%	$3.70

Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,137.30	0.86%	$4.58

Hypothetical
Class P	$1,000.00	$1,020.64	0.86%	$4.33
PF Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,012.50	0.80%	$4.01

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$989.40	0.60%	$2.98

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02

See explanation of references on page F-3

F-2

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
PF Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,058.30	0.80%	$4.11

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Mid-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,045.80	0.91%	$4.64

Hypothetical
Class P	$1,000.00	$1,020.39	0.91%	$4.58
PF Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,014.20	0.90%	$4.52

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,084.20	0.95%	$4.94

Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,025.60	1.00%	$5.05

Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04
PF International Small-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,033.90	1.10%	$5.58

Hypothetical
Class P	$1,000.00	$1,019.45	1.10%	$5.54
PF International Value Fund
Actual Fund Return
Class P	$1,000.00	$1,031.50	0.80%	$4.05

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$957.20	1.05%	$5.12

Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29
PF Currency Strategies Fund
Actual Fund Return
Class P	$1,000.00	$1,016.80	0.87%	$4.37

Hypothetical
Class P	$1,000.00	$1,020.59	0.87%	$4.38
PF Equity Long/Short Fund
Actual Fund Return
Class P	$1,000.00	$1,037.10	1.22%	$6.20

Hypothetical
Class P	$1,000.00	$1,018.85	1.22%	$6.14

	Beginning Account Value at 10/01/17	Ending Account Value at 03/31/18	Annualized Expense Ratio	Expenses Paid During the Period 10/01/17 - 03/31/18 (1)
PF Global Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$1,020.90	1.12%	$5.64

Hypothetical
Class P	$1,000.00	$1,019.35	1.12%	$5.64
PF Multi-Asset Fund (2)
Actual Fund Return
Class P	$1,000.00	$942.00	0.51%	$0.80

Hypothetical
Class P	$1,000.00	$1,022.39	0.51%	$2.57

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	PF Multi-Asset Fund commenced operations on January 31, 2018. The actual fund return and expenses paid during the period for this fund was for the period January 31, 2018 to March 31, 2018, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community.	97

		Formerly: Executive Vice President and Chief Financial Officer of Zurich Life; Executive Vice President and Chief Financial Officer of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Governors of Cranbrook Schools; Member of Board of Regents of Eastern Michigan University.

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds.	97

		Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present ) of Pacific Select Funds; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County.	97

		Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation.	97

		Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP.

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	97

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/2018	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/2014 (Vice President 6/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	97

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/23/16 to 3/31/18)	Assistant Vice President (1/17 to present) and Director of Variable Product Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	97

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	97

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	97

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Secretary (1/11 to present) and Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC, Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	97

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	97

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) of Pacific Select Fund.	97

		Formerly: Vice President and Attorney of Pacific Investment Management Company LLC (“PIMCO”).

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2018, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds (40 funds).

F-6

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 13, 2017.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

[1]

At the December 13th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Mid-Cap Value Fund and PF International Value Fund, as those agreements were not up for renewal at that time.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process, and that the independent consultant commented favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of appropriate peer funds, which were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2017, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Pacific Funds Large-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Equity Long/Short Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, underperformed for the three-year period and slightly underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods.

Pacific Funds Large-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small/Mid-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Mid-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period.

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that more recent performance relative to peers has improved.

PF International Small-Cap Fund

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since May 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Diversified Alternatives

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

PF Currency Strategies Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund,

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Global Absolute Return Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that the Fund has been on the “watch list” for a period of time, and that PLFA will be considering what further action, if any, is appropriate.

Pacific Funds Core Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and slightly outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and slightly underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board further considered that PLFA had advised it would consider what further action, if any, would be appropriate.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period, slightly underperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that recent underperformance is attributable to the Sub-Adviser managing the Fund more conservatively versus peers, which results in lower credit exposure. The Board further considered that PLFA advised that performance has been in line with expectations given the Fund’s investment style.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and performed in line for the three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, slightly underperformed for the five-year period and underperformed for the ten-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, slightly outperformed for the three-year period and underperformed for the five- and ten-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, slightly outperformed for the five-year period and underperformed for the ten-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the fifth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA is encouraged by recent improved performance relative to peers.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

PF Mid-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fifth quintile of its Selected Expense Peer Group, the fee is only marginally higher (by 0.066%) than the median advisory fee rate of the funds in this group and that PLFA had advised that it believes it is reasonable to pay a premium for a sub-adviser with local resources and analysts in emerging market countries around the globe.

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fifth quintile of its Selected Expense Peer Group, the fee is only marginally higher (by 0.008%) than the median advisory fee rate of the funds in this group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that reduces its advisory fee by 0.025% on net assets above $1 billion, and that the advisory fee will be further reduced pursuant to this fee waiver agreement once the Fund attains varying higher asset levels.

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Selected Expense Peer Group includes several intermediate-term bond funds, which are generally priced lower than multi-sector bond funds, such as the Fund. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

F-18

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

F-19

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-21

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2018 and 2017 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $915,000 and $860,335, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2018 and 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2018 and 2017 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $180,010 and $175,975, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2018 and 2017 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f)        Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2018 and 2017 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,541,010 and $527,219, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	June 6, 2018

By:	/s/ Trevor Smith
Trevor Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 6, 2018